UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Report to Stockholders

THRIVENT FINANCIAL®

THRIVENT SERIES FUND, INC.

Annual Report
December 31, 2014

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Dear Member:

U.S. financial markets turned in a strong performance in 2014 as an improving U.S. economy finally broke from the lingering grasp of the 2008 financial crisis. With interest rates and inflation both low, the investment outlook remained generally favorable heading into 2015.

Economic Review

After contracting in the first quarter amid unusually harsh winter weather, the U.S. economy accelerated smartly in 2014, bolstered by strong spending by consumers and businesses. The nation’s gross domestic product (GDP)—the sum of all goods and services produced—expanded at a 4.6% annual rate in the second quarter and a 5% rate in the third quarter, the latter marking its fastest pace in 11 years.

The economy’s strength translated into solid corporate profits and a healthier job market. Nearly 3 million new jobs were created over the course of the year, the most since 1999. The unemployment rate fell to 5.6%, its lowest level since June 2008, from 6.7% a year earlier. Nonetheless, many people who would like to be working full time remain trapped in part-time jobs.

With the economy on sounder footing, the Federal Reserve followed through with plans to wind down quantitative easing, the program in which it had sought to stimulate the economy by purchasing tens of billions of dollars of bonds each month to push long-term interest rates low. The Fed continued to hold short-term rates near 0%, however, and pledged to be patient in raising them. Economists and market analysts widely anticipate that will begin sometime in 2015.

In Europe and China, which are important to the U.S. economy and its financial markets, the picture was less bright. In the Euro area, the economy eked out a scant quarter-over-quarter gain of just 0.2% in the third quarter, while in China, the economy grew 7.4% for the year, a seemingly robust pace that nonetheless marked its weakest annual expansion since 1990. China is attempting a delicate transition from an economy based on government investment in industry and infrastructure to one that, as in the U.S., is based more on consumer spending.

Market Review

Enthused by the improving U.S. economic outlook, investors drove several major U.S. stock market indexes to a succession of record highs over the course of the year. The Dow Jones Industrial Average broke above 18,000 for the first time late in the year, and the Standard & Poor’s 500 Index recorded its first breach above 2,000.

The S&P 500, which tracks large-company stocks, finished the year with a total return of 13.7%, its sixth consecutive annual advance and its third consecutive year of double-digit gains. Small-company stocks delivered more modest returns of 4.9%, as measured by the Russell 2000® Index, as investors worried that valuations in that sector of the market may have gotten overextended. In 2013, the index posted a total return of 38.8%.

Reflecting the bleaker economic picture in many overseas markets, international stocks struggled. The MSCI All Country World Index, ex-USA, posted a total return of -3.4% and the MSCI Emerging Markets Index posted a total return of -1.8%.

Contrary to widespread expectations, bond markets also delivered strong results in 2014, particularly in the Treasury sector. Many analysts and investors had assumed that with the Fed winding down its bond-buying program and looking to raise short-term rates in 2015, interest rates would float higher. When rates go up, bond prices fall.

Instead, the weak economic outlook in Europe, nervousness over Russia’s incursion into Ukraine, slowing economic growth in China, a strengthening U.S. dollar, and paltry returns on sovereign bonds outside the U.S. prompted investors to flock to the perceived safety of U.S. Treasury bonds, especially at the longer end of the yield curve where yields still exceeded inflation. Their buying pushed the yield on the 10-year Treasury note down to 2.2% by year-end from 3.0% at the end of 2013, driving a total return for that slice of the Treasury market of 10.8%. The return on 30-year Treasuries was even better at 29.4%. In the private sector, investor appetite for yield and credit quality also translated into gains for longer-term investment-grade corporate bonds. The net result was that despite tepid returns for shorter-maturity bonds, the broad Barclays U.S. Aggregate Bond Index was able to deliver a total return of just under 6.0%.

High-yield bonds participated in the rally during the first half of the year, but gave up much of their gains in the second half as a steep slide in oil prices shook the market. Crude oil prices in New York fell nearly 50% over the second half of the year, calling into question the credit quality of bonds issued by energy companies, which make up about 15% of the high-yield debt market. The Barclays U.S. Corporate High Yield Bond Index finished the year with a total return of 2.5%.

Our Outlook

The U.S. economy looks poised to continue growing, although it is unlikely to maintain the torrid pace established in the second and third quarters of 2014. Leading economic indicators are mostly positive, and low energy prices should boost economic activity by making more money available to consumers to spend on other goods and services. Those gains should offset the negative impact of lower oil prices on the energy sector, including the companies that cater to that sector’s infrastructure needs.

Our models suggest near-term GDP growth in the range of 2.5% to 3.0% in 2015, slightly faster than the average rate of expansion since the recovery began in 2009.

We expect similar results in the U.K., but growth of only about 1.0% for the Euro area. We have tempered our expectations for China, but still anticipate that its economy will be able to grow at about a 6% rate.

Threats to the U.S. economy are not insignificant. If Europe continues to struggle, it will act as a damper on global economic activity, as would any further deceleration of China’s economic growth.

We also have yet to see how the Fed’s transition from the extraordinarily accommodative monetary policy of the past several years to one that returns interest rates to more historically normal levels will play out. The absence of any significant pressure on wages thus far, and inflation levels that have stayed a measure below the Fed’s target of 2%, should allow the Fed to proceed cautiously. That may help to moderate reactions in the financial markets. Average hourly earnings at year-end 2014 were only 1.7% higher than they were at year-end 2013, a gain that barely outpaced the 1.3% rate of inflation as measured by the Consumer Price Index.

If Europe is able to avoid slipping into a recession, perhaps aided by further monetary easing by the European Central Bank, and if oil prices stabilize and perhaps begin some recovery, continued economic growth in the U.S. should allow U.S. equities to post additional gains in 2015. However, with stock valuations at the higher end of their historically normal range, it would be surprising if the S&P 500 Index notches a fourth consecutive year of double-digit gains, something it has managed only four other times since 1926, including two overlapping periods between 1995 and 1999.

For stocks to advance, it will be important for corporate profits to remain strong. While the outlook there is reasonably good, we would note that any additional strengthening of the U.S. dollar against foreign currencies would further diminish the value of profits U.S. companies earn overseas when those profits are translated back to dollars. It also would make U.S. exports less competitive.

We continue to prefer the risk/reward outlook for stocks, particularly large-company stocks, over bonds. We anticipate that continued low energy prices and low inflation, combined with weak economic conditions abroad and a search for yield by fixed-income investors, will again limit potential rate increases at the long end of the yield curve. That may allow bonds to once again deliver positive but modest returns that outpace inflation but likely fall short of the results generated in 2014.

International stocks may have trouble keeping pace with U.S. stocks again in 2015, although lower valuations in those markets could be attractive to long-term investors with an appetite for risk, and could prove particularly rewarding when economic conditions outside the U.S. begin to show signs of improvement.

To ensure that your portfolio is positioned to negotiate the shifting investment environment, we encourage you to meet with your Thrivent Financial representative. He or she can help you keep your portfolio aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Aggressive Allocation Portfolio earned a return of 6.02%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth category, of 5.29%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 13.69% and 5.97%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, fixed-income allocations averaged approximately 8% while equity allocations, both domestic and non-U.S., averaged 92%. Allocations within sectors and market segments in the U.S. equity portion of the Portfolio had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-cap stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its peers, but the group lagged large-cap indexes by a meaningful margin.

Within the domestic equity segment, many of our allocations performed well versus their respective peer groups, but compared less favorably against their public benchmarks. Active managers generally did not perform well against public benchmarks in 2014 and the reasons varied by category. In mid and small cap, unusually strong returns by utilities and real estate investment trusts (REITs), areas that are often underweighted in active portfolios, were a factor. In large caps, exposure to non-U.S. holdings that are not in the respective domestic public benchmarks played a role.

Our international exposure limited returns since non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance since interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities since they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward, we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/29/2005
6.02%	11.29%	7.38%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 6.05%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 5.50%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 13.69% and 5.97%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, the Portfolio’s allocations to fixed income averaged approximately 24% while equity allocations, both domestic and non-U.S., averaged 76%. Allocations within sectors and market segments in the U.S. equity portion of the Portfolio had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited the Portfolio’s returns since non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-cap stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its peers, but the group lagged large-cap indexes by a meaningful margin.

Within the domestic equity segment, many of our allocations performed well versus their respective peer groups, but compared less favorably against their public benchmarks. Active managers generally did not perform well against public benchmarks in 2014 and the reasons varied by category. In mid and small cap, unusually strong returns by utilities and real estate investment trusts (REITs), areas that are often underweighted in active portfolios, were a factor. In large caps, exposure to non-U.S. holdings that are not in the respective domestic public benchmarks played a role.

Our international exposure limited returns since non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance since interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term bond rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities since they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/29/2005
6.05%	10.24%	6.99%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Moderate Allocation Portfolio earned a return of 5.88%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 5.35%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 13.69% and 5.97%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, fixed-income allocations averaged approximately 43% while equity allocations, both domestic and non-U.S., averaged 57%. Allocations within sectors and market segments in the U.S. equity portion of the Portfolio had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-cap stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its peers, but the group lagged large-cap indexes by a meaningful margin.

Within the domestic equity segment, many of our allocations performed well versus their respective peer groups, but compared less favorably against their public benchmarks. Active managers generally did not perform well against public benchmarks in 2014 and the reasons varied by category. In mid and small cap, unusually strong returns by utilities and real estate investment trusts (REITs), areas that are often underweighted in active portfolios, were a factor. In large caps, exposure to non-U.S. holdings that are not in the respective domestic public benchmarks played a role.

Our international exposure limited returns since non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance since interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities as they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail the advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/29/2005
5.88%	8.91%	6.50%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 5.32%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 4.62%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 13.69% and 5.97%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, fixed-income allocations averaged approximately 64% while equity allocations, both domestic and non-U.S., averaged 36%. Allocations within sectors and market segments in the U.S. equity portion of the Portfolio had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance since interest rates generally declined over the period. We were overweighted in credit relative to the benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities as they outperformed.

In the U.S. equity portfolio, our tactical decision to overweight large-cap stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its peers, but the group lagged large-cap indexes by a meaningful margin.

Within the domestic equity segment, many of our allocations performed well versus their respective peer groups, but compared less favorably against their public benchmarks. Active managers generally did not perform well against public benchmarks in 2014 and the reasons varied by category. In mid and small cap, unusually strong returns by utilities and real estate investment trusts (REITs), areas that are often underweighted in active portfolios, were a factor. In large caps, exposure to non-U.S. holdings that are not in the respective domestic public benchmarks played a role.

Our international exposure limited returns since non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/29/2005
5.32%	7.03%	5.62%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT GROWTH AND INCOME PLUS PORTFOLIO

David R. Spangler, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio invests in equity securities and debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. Writing options is a highly specialized activity that can lead to losses and transaction costs.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Growth and Income Plus Portfolio earned a return of 2.21%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 5.50%. The Portfolio’s market benchmarks, the Russell Developed® Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 5.27%, 1.54% and 6.08%, respectively.

What factors affected the Portfolio’s performance?

Strengthening economic conditions in the U.S. drove the domestic stock market to record highs for a second consecutive year. At the same time, deteriorating economic conditions abroad hurt returns for international stocks but helped domestic bond markets.

The Portfolio lagged its peer group largely due to weaker performance by its equity portfolio. For the full year, the equity portfolio returned 3.78%, underperforming its benchmark. During the first quarter of the year, however, the Portfolio repositioned its equity holdings to adopt a global rather than domestic equity mandate, funneling about 45% of its equity assets into international shares. The equity portfolio underperformed its benchmark index during this period as stocks in a number of industries that had been performing well at the end of 2013, including energy, materials, industrials and consumer discretionary, reversed course.

Thereafter, the equity portfolio outpaced its benchmark. Top performers included information technology stocks, in which the portfolio was overweighted. Other top performers included consumer staples stocks and consumer discretionary stocks. In all cases, those returns exceeded what those industry groups delivered in the stock market at large. The equity portfolio’s weakest performers included energy, health care, utilities and materials stocks.

The fixed-income portion of the Portfolio generated a return of 4.13% before expenses. Investors had widely expected long-term interest rates to rise in 2014, hurting bond prices, as the Federal Reserve wound down a massive bond-buying program it had been pursuing to stimulate the economy. Instead, rates declined. Investors looked past growing strength in the U.S. economy, which expanded at a 5.0% annual rate in the third quarter, and focused instead on slowing economic growth in China and weak growth in Europe. In response, they piled into U.S. Treasury bonds, which offered significantly higher yields than safe-haven bonds in other countries. The consequent decline in interest rates was a boon for several other sectors of the fixed-income markets, including investment-grade corporate bonds, which generated a return of 2.80% before expenses for the Portfolio. Aided by improving fundamentals in the housing market, mortgage-backed securities did even better, earning 6.89%. Combined, those two groups accounted for about a quarter of the Portfolio’s fixed-income assets.

High-yield bonds initially participated in the rally but later gave back much of their gains after a global oil glut, combined with demand concerns, helped drive crude prices sharply lower during the second half of the year. Investors worried that the slide in oil prices would lead to higher rates of default in the high-yield sector, where energy issues account for about 15% of the market. Meanwhile, because they are floating-rate securities, bank loans did not benefit much from the general decline in longer-term interest rates. Combined, those two sectors accounted for about 65% of the fixed-income portfolio and generated a return of 2.14%.

What is your outlook?

The U.S. economy accelerated during 2014, growing at an annual rate of 5.0% during the third quarter. We anticipate that growth will continue in 2015, but at a more moderate pace. That should create a favorable environment for equities, assuming conditions in Europe and China do not worsen materially. We believe that single-digit returns for stocks in both U.S. and international markets are possible. We expect that domestic shares will perform slightly better than overseas shares.

The Federal Reserve is widely expected to nudge short-term interest rates higher sometime in 2015, but the sluggish economic conditions in Europe and slowing growth in China, combined with low inflation in the U.S., should moderate the Fed’s pace in raising rates. Assuming these conditions hold, we feel that fixed-income assets could generate modestly positive returns in 2015, outpacing inflation but likely trailing the returns delivered in 2014.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/30/2008
2.21%	9.72%	4.08%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

^	Effective January 1, 2014, the Portfolio’s benchmark index changed from the S&P 500 Index to the Russell Developed® Index. The Adviser made this benchmark change because of changes to the Portfolio’s principal investment strategies.
*	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rates U.S. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
***	The Russell Developed® Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

Darren M. Bagwell, CFA, Michael G. Landreville, CFA and CPA (inactive), and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in equity securities and debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Balanced Income Plus Portfolio earned a return of 6.07%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 5.35%. The Portfolio’s market benchmarks, the S&P Composite 1500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 13.07%, 1.54% and 6.08%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio’s assets were divided fairly equally between equities and fixed-income securities, both of which generated positive returns.

The equity portion of the Portfolio earned 9.78% before expenses as an accelerating U.S. economy and healthy corporate profits drove the U.S. stock market to a series of record highs. The nation’s gross domestic product (GDP)—the sum of all goods and services produced—expanded at a 5.0% annual rate in the third quarter, its fastest pace in 11 years.

The Portfolio continued to focus on driving equity returns through individual security selection, while generally remaining sector neutral versus the S&P Composite 1500 Index. The Portfolio’s weakest performers were in the information technology and consumer sectors, where a number of companies reported earnings that failed to meet expectations. This largely accounted for the equity portfolio underperforming its benchmark. Conversely, stock selection was stronger in the health care sector, where several stocks delivered meaningful outperformance.

The fixed-income portion of the Portfolio generated a return before expenses of 4.39%, which handily exceeded the 3.19% return of its internal benchmark. That benchmark is a custom blend of the Barclays high-yield and mortgage-backed indexes cited above, an investment-grade bond component, and an emerging market bond component. About 60% of the fixed-income portfolio was allocated to leveraged loans and other high-yield securities and the balance to mortgage-backed securities, emerging market securities and investment-grade corporate bonds.

Fixed-income markets had been widely expected to suffer in 2014 as the economy raced ahead and the Federal Reserve wound down its bond-buying program in which it had been purchasing $85 billion of bonds each month to keep longer-term interest rates low and stimulate the economy. Instead, longer-term rates fell as investors worried about the potential fallout from sluggish economic growth in Europe, slowing growth in China, and Russia’s incursion into Ukraine. With the U.S. dollar strengthening, global investors flocked to the perceived safety of U.S. Treasury securities, putting downward pressure on longer-term U.S. interest rates and flattening the yield curve.

Emerging market bonds were the Portfolio’s top-performing fixed-income sector, earning 8.84% before expenses. That outpaced the 6.47% return of emerging market bonds in the broader market, in part because the Portfolio emphasized higher-quality securities and underweighted those from riskier markets such as Russia, Argentina and Venezuela. Investment-grade corporate bonds earned 4.7% before expenses, mortgage-backed securities earned 6.2%, and high-yield securities earned 2.9%.

What is your outlook?

We expect U.S. economic growth to moderate to a 2.5% to 3.0% pace in 2015 while inflation remains subdued. U.S. interest rates are likely to remain range-bound or drop further as the yield curve continues to flatten. We believe the Fed may begin to raise short-term interest rates in the latter half of 2015, but at a very gradual pace.

We anticipate shifting the fixed-income portfolio to a slightly more conservative posture, reducing exposure to leveraged bank loans as they tend to be somewhat less liquid than corporate bonds or mortgage-backed securities. We will redeploy the proceeds into emerging market, investment-grade, high-yield and mortgage-backed securities with an eye toward slightly higher credit quality in the corporate segments. We plan to maintain the fixed-income portfolio’s shorter duration to mitigate the effects of interest-rate volatility. As we add exposure to emerging markets, we will continue to avoid trouble areas such as Argentina and Russia.

We believe stocks remain reasonably valued, with room for positive returns driven by earnings growth. That said, we believe strong stock selection will become increasingly important at this extended stage of the bull cycle. We will likely continue to emphasize more cyclically oriented stocks over defensive issues.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
6.07%	10.67%	6.20%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P Composite 1500 Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
^	The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans and mortgage-related and other asset-backed securities are subject to additional risks.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Diversified Income Plus Portfolio earned a return of 4.27%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 4.62%. The Portfolio’s market benchmarks, the Russell Developed® Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 5.27%, 1.54% and 6.08%, respectively.

What factors affected the Portfolio’s performance?

Strengthening economic conditions in the U.S. drove the domestic stock market to record highs for a second consecutive year. At the same time, deteriorating economic conditions abroad hurt returns for international stocks but helped domestic bond markets.

For the full year, the equity portfolio returned 4.02%, underperforming its benchmark. During the first quarter of the year, however, the Portfolio repositioned its equity holdings to adopt a global rather than domestic equity mandate, funneling about 45% of its equity assets into international shares. The equity portfolio had underperformed its benchmark index during this period as stocks in a number of industries that had been performing well at the end of 2013, including energy, materials, industrials and consumer discretionary, reversed course.

Thereafter, the equity portfolio outpaced its benchmark. Top performers included information technology stocks, in which the portfolio was overweighted. Other top performers included consumer staples stocks and consumer discretionary stocks. In all cases, those returns exceeded what those industry groups delivered in the stock market at large. The equity portfolio’s weakest performers included energy, health care, utilities and materials stocks.

The fixed-income portion of the Portfolio generated a return of 5.1% before expenses as weak economic growth in Europe, slowing growth in China, nervousness over a Russian incursion into Ukraine, and a strengthening dollar prompted investors to plow money into U.S. Treasury bonds, which they perceived to be a safe haven. This drove down longer-term interest rates, which benefited several other sectors of the bond markets, including investment-grade corporate bonds and mortgage-backed securities.

The impact of declining interest rates on the Portfolio’s fixed-income holdings was muted because the Portfolio had a higher allocation to shorter-duration assets, which are less sensitive to rate changes, and no allocation to Treasuries. The Portfolio’s top performers included investment-grade corporate bonds, which generated a return of about 5% before expenses, and mortgage-backed securities, which earned about 5.8%. Weaker performers included high-yield bonds and leveraged loans. High-yield bonds rallied during the first half of the year but gave back much of those gains in the second half when a sharp decline in oil prices led investors to worry that it would boost default rates on energy company bonds, which make up about 15% of the high-yield market. Because they are floating-rate securities, leveraged loans did not benefit materially from the decline in interest rates.

What is your outlook?

The U.S. economy accelerated during 2014, growing at an annual rate of 5.0% during the third quarter. We anticipate that growth will continue in 2015, but at a more moderate pace, which should create a favorable environment for equities assuming conditions in Europe and China do not worsen materially. We believe that single-digit returns for stocks in both U.S. and international markets are possible. We anticipate that domestic shares will perform slightly better than overseas shares.

The Federal Reserve is widely expected to nudge short-term interest rates higher sometime in 2015, but the sluggish economic conditions in Europe and slowing growth in China, combined with low inflation in the U.S., should moderate the Fed’s pace in raising rates. Assuming these conditions hold, fixed-income assets could generate modestly positive returns in 2015, outpacing inflation but likely trailing the returns delivered in 2014.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
4.27%	9.48%	6.53%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio, as a high yield fund, invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

#	Effective January 1, 2014, the Portfolio’s benchmark index changed from the S&P 500 Index to the Russell Developed® Index. The Adviser made this benchmark change because of changes to the Portfolio’s principal investment strategies.
*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Russell Developed® Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trade-mark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a Fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

^

The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Michael G. Landreville, CFA and CPA (inactive) and Conrad Smith, CFA, Portfolio Co-Managers

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Opportunity Income Plus Portfolio generated a return of 3.48%, compared with the median return of its peer group, the Lipper General Bond category, of 3.72%. The Portfolio’s market benchmarks, the Barclays U.S. Mortgage-Backed Securities Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, posted returns of 6.08%, 1.54% and 3.45%, respectively.

What factors affected the Portfolio’s performance?

A decline in longer-term interest rates boosted returns on the Portfolio’s investment-grade corporate bonds and mortgage-backed securities. Those gains were tempered by modest returns for high-yield bonds and leveraged bank loans.

Long-term interest rates were widely expected to rise in 2014, hurting bond prices, as the Federal Reserve wound down a massive bond-buying program it had been pursuing to stimulate the economy. Instead, rates declined. Investors looked past growing strength in the U.S. economy, which expanded at a 5.0% annual rate in the third quarter, and focused instead on slowing economic growth in China and weak growth in Europe. In response, they piled into U.S. Treasury bonds, which offered significantly higher yields than safe-haven bonds in other countries. The consequent decline in interest rates was a boon for several other sectors of the fixed-income markets, including investment-grade corporate bonds, which generated a return of 3.7% before expenses for the Portfolio. Aided by improving fundamentals in the housing market, mortgage-backed securities did even better, earning 7.6%. Combined, those two groups accounted for about 29% of the Portfolio’s assets.

High-yield bonds initially participated in the rally but later gave back much of their gains after a global oil glut, combined with demand concerns, helped drive crude prices sharply lower during the second half of the year. Investors worried that the slide in oil prices would lead to higher rates of default in the high-yield sector, where energy issues account for about 15% of the market. Meanwhile, bank loans, because they are floating-rate securities, did not benefit much from the general decline in longer-term interest rates. Combined, those two sectors accounted for about 65% of the Portfolio and generated a return of 2.3%.

The Portfolio lagged its peer group largely because the peer group had a smaller allocation to loans.

What is your outlook?

About half of the Portfolio’s assets are invested in leveraged bank loans and high-yield bonds. Valuations in both sectors were attractive in early 2015 following the sell off of the prior year. Whether any further recovery in their prices takes place will depend to a large degree on the oil market and money flows into and out of leveraged loan and other high-yield funds. If energy prices recover in the $60 to $80 per barrel range and fund outflows stabilize, as we anticipate, prices for both asset classes should firm, allowing both to deliver returns in the mid-single-digit range for 2015.

We plan to moderately reduce our allocation to leveraged bank loans over the course of the year and increase the Portfolio’s allocation to emerging market bonds, which looked even more attractively valued heading into the new year. Assuming no further economic shocks—no further weakening in oil prices or the global economy—we anticipate that returns for the Portfolio in 2015 will again be in the low to mid-single digits.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
3.48%	4.85%	4.33%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. High Yield Ba/B2% lssuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
^	The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT PARTNER TECHNOLOGY PORTFOLIO

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology companies, which may be more volatile than, and not move in tandem with, the overall market. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Technology Portfolio earned a return of 10.45%, compared with the median return of its peer group, the Lipper Science & Technology category, of 10.94%. The Portfolio’s market benchmark, the NASDAQ Composite Index, earned a return of 14.83%.

What factors affected the Portfolio’s performance?

Amazon.com, the world’s largest online retailer, was a top detractor from the Portfolio early in the year as the company reported fourth quarter 2013 earnings and revenue growth that were below consensus estimates. Even with the pullback in the stock, Amazon.com remains one of the strongest relative outperformers over the past several years. We continue to believe the company will maintain its dominant market share in the online segment of the retail market. Amazon Web Services, Amazon Fresh and further global expansion of the Kindle market offer compelling opportunities for revenue growth across several categories and geographies. In addition, a potential increase in the annual membership fee for Amazon Prime could drive revenue growth and, in our view, further boost confidence in the loyalty of its customer base.

Another top detractor was leading Internet radio company Pandora Media. Despite announcing positive third quarter results and strong fourth quarter guidance, its shares fell on weaker-than-expected active listener growth. Management also announced that growing active listeners may be more challenging in the future due to an increasingly competitive environment. However, the company continues to see solid advertising and subscription revenue growth.

Apple was a top contributor to performance during the period, reporting strong fiscal third quarter earnings and offering upbeat full-year revenue guidance. Product launches during the year, such as the iPhone 6, have been successful, especially during the holiday season. We are confident Apple will be able to capture revenue upside as it improves its production to meet global demand and will continue to be well received by the market as the company improves its gross margins and strengthens its market share.

Facebook was a top contributor to performance as the company announced second quarter earnings and revenues that exceeded expectations. Results were driven largely by strong advertising revenue growth across all geographic regions and significant operating margin expansion. We believe the company is well positioned to continue to grow in the mobile advertising space as usage shifts from desktop to mobile. Overall, our outlook remains positive for Facebook as we believe the stock is trading at a reasonable valuation, supported by its industry-leading position and considerable opportunity to monetize its extensive user base.

What is your outlook?

As we enter 2015, we continue to believe U.S. equities have further upside potential as the domestic economy accelerates and real earnings growth serves as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, which could provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds—such as geopolitical risks—persists, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies and are optimistic about the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. gross domestic product (GDP), could benefit from the combination of low energy prices and a strong dollar. Furthermore, we believe that an acceleration in earnings growth could continue in the U.S. because the country is less exposed to weaker segments of the global economy, given its lower reliance on exports.

Looking forward, we believe that as the U.S. economy improves, companies can reinvest for future growth by increasing capital expenditures, research and development, and hiring, and through merger and acquisition activity, rather than keeping excess cash on their balance sheets. In our view, equity valuations are fair considering the positive macro environment and inexpensive relative to fixed-income securities. We believe a forward-looking analysis is critical in this investing environment. We also believe that stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
10.45%	13.46%	6.11%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER HEALTHCARE PORTFOLIO

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is nondiversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Healthcare Portfolio earned a return of 24.23%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 27.80%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Health Care Net Index, earned a return of 18.10%.

What factors affected the Portfolio’s performance?

Top contributors to performance for the 12-month period included biotechnology companies such as PTC Therapeutics and BioMarin Pharmaceutical, and medical technology firms such as Dexcom, Intuitive Surgical and NxStage Medical. PTC Therapeutics benefited from an earlier approval of Translarna, its drug for treating nonsense mutation Duchene muscular dystrophy, and an associated technology validation. BioMarin Pharmaceutical benefited from the solid launch of its newly approved drug Vimizim and the maturation of its pipeline. Dexcom was aided by a number of key approvals that fueled a strong rollout for its continuous blood glucose monitors. Intuitive Surgical benefited from the strong rollout of its next-generation Xi surgical robot as well as stabilization in procedure volumes with its older robot. NxStage Medical was strong as the company gained momentum with its home hemodialysis equipment.

Key detractors over the past 12 months were pharmaceutical company Sanofi, biotech Halozyme Therapeutics and medtech HeartWare International. Sanofi shares fell based on a weak outlook for its diabetes franchise for 2015 and senior management turnover. Halozyme Therapeutics fell when PEGPH20, a key program for the treatment of pancreatic cancer, was put on hold by the U.S. Food and Drug Administration. HeartWare International was weak due to overall market size concerns for its ventricular assist device, despite share gains from its competitor Thoratec.

Another factor in 2014’s performance was the strengthening of the dollar against most major currencies. Because we manage a global portfolio, having a stronger dollar was an additional detractor from returns versus U.S. benchmarks.

What is your outlook?

We have a positive long-term outlook for the health care sector due to global demographic changes, strong growth in emerging markets and innovation. Pharmaceuticals with meaningful generic hedges, such as biologics exposure and devices, significant exposures to emerging markets, and that are developing interesting pipelines offer the most attractive investment opportunities. In biotech, earnings are expected to grow at 20% while the industry pipeline should continue to advance. Recent drug approvals at companies such as Amgen, Gilead Sciences, Incyte, Medivation and Biogen Idec and pipeline progress at other firms, such as Vertex Pharmaceuticals, BioMarin Pharmaceutical and PTC Therapeutics, position the industry for accelerating top- and bottom-line growth, driving further upside over the medium to long term.

For generics, we expect companies based in emerging pharmaceutical markets to perform well, benefiting from strong domestic growth mainly driven by branded generics. Japan, a potentially huge market for generics that is currently not well penetrated, is showing some signs of progress, but more political support is still needed. The industry remains attractively valued with projected sales and earnings growth of 15% annually over the next five years.

We expect to see continued growth in medtechs, led by companies developing products offering significant innovations with marked improvements over current treatment practices. Among service providers, we favor names leveraged to benefit from economies of scale, the shift from volume-based to value-based pricing and the emergence of the health care consumer.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/30/2008
24.23%	16.01%	13.51%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The MSCI World Healthcare Index (Net) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT NATURAL RESOURCES PORTFOLIO

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Portfolio seeks long-term capital growth.

The Portfolio primarily invests in natural resource investments, which historically have been very volatile and are subject to risks that particularly affect the precious metals, oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Natural Resources Portfolio earned a return of -18.39%, compared with the median return of its peer group, the Lipper Natural Resources category, of -12.76%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of -9.77%.

What factors affected the Portfolio’s performance?

Oil prices declined during the second half of 2014 at a pace and magnitude that has occurred only twice in the past 20 years. Global oil demand increases in 2014 were subpar given global gross domestic product (GDP) growth levels, while non-OPEC supply growth was the highest it has been in more than 30 years.

Our Portfolio invested in companies that successfully grew production and that provide the tools and services used in field development. To a degree, these companies and investments were victims of their own successes, driving a supply and demand imbalance in the latter stages of 2014.

Over full investment cycles, our bias is toward energy sub-sectors that grow value; however, during 2014, defensive sectors outperformed. Overweighting positions in exploration and production, and in equipment and services, as well as underweighting positions in refiners and integrated companies, detracted from returns. Additionally, stock selection overall did not benefit performance. Exploration and production company investments were most challenged. While low-cost producers with good balance sheets, such as EOG Resources, EQT Corporation and Concho Resources, benefited the Portfolio, this was more than offset by higher volatility operators including Oasis Petroleum and Cobalt International.

Stock selection also lagged within the major integrated oil company category. Because major integrateds are the largest companies in the oil industry—and among the largest in the world—it is difficult for them to grow, or more generally, to change and provide a positive investment thesis. The holdings we own in the Portfolio do have theses for value creation, but in 2014, the sole driver of success among these stocks was defensiveness. As an example, although oil prices dropped by 50% over the second half of 2014, Exxon Mobil, the largest and most defensive company, and which the Portfolio does not own, declined by just 8% during that time frame.

Holdings in steel and coal producers, which were modest exposures when held, were eliminated during 2014. However, during the time we owned these positions, they materially lagged and detracted from the Portfolio’s returns.

What is your outlook?

Commodity industries are cyclical with oil and natural gas prices reverting to norms where industry earns a fair return on capital employed. High prices incent too much exploration and development activity, driving supply up and prices down. Conversely, low commodity prices lead to cuts in activity, less supply and price recovery. At the end of this period, industry was in the low price and activity cut—or actually, activity slash—part of the cycle. In 2015, we expect supply growth to slow and possibly contract. Assuming a normalized demand year, we believe that supply and demand will tighten and oil prices will rise. Our investment disciplines are unchanged and will be applied to a growing opportunity set after a tumultuous and unusually volatile 2014.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/30/2008
-18.39%	-2.57%	-4.74%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of -2.29%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -4.98%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of -1.82%.

What factors affected the Portfolio’s performance?

The Portfolio performed broadly in line with the benchmark index. Stock selection in Russia contributed positively to the Portfolio’s relative return. We did not hold index heavyweights such as Gazprom and Sberbank, which fell sharply, although our holdings in Magnit and Lukoil pared some of these gains. Also aiding the Portfolio’s performance were overweightings to Turkey and India, net oil importers that benefited from falling crude prices. Indian shares rose further after the ruling Bharatiya Janata party consolidated its power and the reform momentum grew stronger.

Conversely, our significant underweighting to China detracted as its market bounced on the back of monetary easing. Stock selection in China also proved costly. The Portfolio has no exposure to mainland banks and insurance companies that led the rally, and we remain cautious over the credit environment.

What is your outlook?

Existing headwinds such as the knock-on effect of China’s slowing growth, along with the prospect of a U.S. interest rate hike and a stronger dollar, are expected to hamper emerging markets in the short term. Despite the gloomy backdrop, however, we remain confident in the outlook. The normalization of Federal Reserve policy is based on the assumption of a sustainable U.S. economic recovery, which bodes well for exports. This should benefit emerging market exporters and may help offset some of the effects of a slowdown in China. A strong U.S. dollar is not necessarily bad for emerging markets either.

A key distinction to make is that the current weakness in emerging market currencies is relative to the dollar’s strength. While weaker commodity and oil prices point to a deteriorating outlook for global growth, cheaper oil should benefit emerging markets overall.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/30/2008
-2.29%	5.31%	3.72%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. Real Estate Investment Trusts are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Real Estate Securities Portfolio earned a return of 30.82%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 30.00%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 28.03%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stock performance in 2014 was positively impacted by the decline in bond yields. The yield-to-maturity of 10-year U.S. Treasury notes declined from 3.03% on December 31, 2013, to 2.17% at year-end 2014. This decline fueled a significant rally in REIT stocks given their meaningfully higher dividend yields compared to general equities. REITs also provided a yield advantage over corporate bonds and, in addition to their average 4% dividend yield, generated more than 9% earnings growth in 2014.

An improving economy provided the underlying support for real estate fundamentals by allowing occupancy rates to remain high and rental rates to increase in all property sectors. The best performing REIT property sectors in 2014 were apartment, lodging, class-A mall, downtown office and health care REITs. Companies with exposure in Houston, Texas, were negatively impacted by the decline in energy prices and the expectation that job growth there will slow.

Fund flows into REIT mutual funds and exchange-traded funds provided evidence of the investment demand for REITs, with flows exceeding $12 billion in 2014, twice the level of 2013 and just behind the record of $14 billion in 2012.

Investment demand for private real estate assets from U.S. investors, sovereign wealth funds and private equity investors resulted in significant appreciation in value for institutional-quality properties. Investment real estate valuations benefit from lower interest rates as investors in direct real estate assets, including REITs, are able to reduce their borrowing costs and generate higher returns on equity, thereby increasing free cash flow or cash available for distribution in the form of dividends.

What is your outlook?

New construction continues to be limited in most property types, with some new supply in apartment, lodging and health care properties. We believe this limited new supply should allow REITs and private real estate owners to maintain occupancy levels in 2015. Rental rates are expected to continue rising in 2015 due to an improving economy and the benefit of lower energy prices, which should result in an increase in discretionary spending. Consensus expectations for the REIT industry are for earnings per share to grow by 6% to 8% in 2015 and, when combined with an estimated 3.5% dividend yield, may generate attractive total returns if valuations are sustained at current levels.

The risk to our outlook is an increase in interest rates, which could trigger valuation declines as investors require higher returns for real estate investments. This may happen in 2015 as interest rate stimulation measures that have been in place and maintained over many years by the Federal Reserve are removed and potentially reversed.

The Portfolio has exposure to companies within each property sector, with the largest concentration in large-capitalization REITs with high-quality real estate portfolios and experienced management teams. We continually search for value in all REIT property sectors, while adjusting positions throughout the year in an effort to maximize Portfolio performance.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
30.82%	16.88%	8.37%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO

David Lettenberger, CFA, and Matthew D. Finn, CFA, Portfolio Co-Mangers*

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers.

*	Effective May 27, 2014, David Lettenberger and Matthew Finn became Portfolio Co-Mangers. The Portfolio was perviously subadvided by Turner Investments, L.P.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Small Cap Growth Portfolio earned a return of 2.31%, compared with the median return of its peer group, the Lipper Small Cap Growth category, of 3.83%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 5.60%.

What factors affected the Portfolio’s performance?

Poor stock selection was the primary reason for the Portfolio’s underperformance during 2014, particularly in the technology, energy and financial sectors. Within technology, several holdings in the software industry experienced slower-than-expected revenue and bookings trends, which led to dramatic share price underperformance. Infoblox, A10 Networks, Cornerstone OnDemand and Bottomline Technologies were all detractors in the software space.

The energy sector was the worst performing sector during 2014 following the significant fall in oil prices during the fourth quarter. While the Portfolio was not overexposed to energy, it was overweighted in the higher-growth exploration and production companies whose stocks were particularly hard hit. This included positions in Oasis Petroleum, Whiting Petroleum and Penn Virginia.

Within the financial sector, both eHealth and Wisdomtree Investments detracted from performance following disappointing fundamentals early in the year.

Not all was negative from a stock selection standpoint as several holdings in the industrial and health care sectors partially offset the above-mentioned disappointments. Within industrials, the Portfolio’s investments in the transportation industry performed very well during the year. Shares of Spirit Airlines, a rapidly growing low-cost carrier, responded well to strong revenue growth and yield improvements as the company builds out its service offering. In the trucking industry, both SAIA and Swift Transportation delivered strong returns as a result of improving fundamentals in the trucking industry.

Within health care, stock selection was strong in the health care services, specialty pharmaceutical and biotechnology industries. Team Health, LifePoint Hospitals and Centene were all strong service performers as they benefited from the implementation of the Affordable Care Act. Akorn and Depomed were two standout performers in specialty pharmaceuticals, benefiting from acquisitions they completed as well as a favorable pricing environment. Within biotechnology, both Puma Biotechnology and Neurocrine Biosciences were up substantially based on favorable trial results, and Cubist Pharmaceuticals was acquired late in 2014 at a significant equity premium.

What is your outlook?

There is never a shortage of new growth ideas in the small-cap universe, regardless of what is happening from a macroeconomic perspective. Our goal is to identify companies that not only are growing at a rate faster than their peers, but that have the ability to sustain that growth over an extended period of time.

With these guideposts, we continue to make progress repositioning the Portfolio. We have eliminated many positions that do not fit our sustainable growth mandate, as well as some positions where we did not have confidence in management’s ability to execute a growth plan. In addition, we have added several new securities that exhibit the growth and quality characteristics we are seeking. This repositioning takes time, but we are making good progress. Our goal remains to build a diversified portfolio of 75 to 100 quality companies that offer sustainable, long-term growth potential.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
2.31%	14.93%	6.90%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER SMALL CAP VALUE PORTFOLIO

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Small Cap Value Portfolio earned a return of 2.89%, compared with the median return of its peer group, the Lipper Small Cap Value category, of 4.34%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of 4.22%.

What factors affected the Portfolio’s performance?

Stock selection in the consumer discretionary sector weighed on performance relative to the index. Quiksilver, a wholesaler of action sportswear known for its Quiksilver, Roxy and DC brands, was a notable detractor. Operational improvements have taken longer than investors had hoped.

The Portfolio’s significant underweighting in the financials sector also weighed on relative results. One factor was the Portfolio’s underweighted position in real estate investment trusts (REITs), which performed well amid a lower-than-expected interest rate environment.

The industrials and business services sector was a bright spot within the Portfolio; however, an overweighting in the sector shaved off some of the positive performance relative to the index. Alaska Air Group was one of the Portfolio’s top contributors. The Seattle-based airline serves primarily the West Coast region, Alaska, Hawaii and Mexico. The company continues to show strong revenues, while the recent decline in oil prices portends a more favorable cost structure for the industry.

Performance relative to the index was also helped by the Portfolio’s underweighted position in energy, the worst-performing sector in the Portfolio and the index.

What is your outlook?

Although energy stocks are a small part of the small-cap value universe, the recent decline in oil prices has a far-reaching impact on small-cap companies. Upcoming earnings reports should provide greater clarity on the broader effects of falling oil prices on small caps. Clearly, energy-using firms and companies poised to benefit from healthier household budgets, which will result from lower prices at the pump, stand to benefit. In addition, the equally surprising decline in long-term interest rates has had a large, positive effect on small-cap value stocks, especially financials.

As always, our focus remains on long-term performance and we believe a contrarian approach will ultimately best serve our shareholders’ interests.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
2.89%	14.26%	8.84%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Small Cap Stock Portfolio earned a return of 4.76%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 4.70%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 4.89%.

What factors affected the Portfolio’s performance?

During the period, stock selection in the industrials, health care, consumer staples and financials sectors added to relative performance. Positions in trucking company Landstar System and mechanical and electrical construction firm EMCOR Group added the most in the industrials sector.

In health care, NuVasive, a developer of medical products for spine surgery, and ExamWorks Group, a provider of independent medical exams, appreciated significantly. In consumer staples, shares of WhiteWave Foods, the maker of organic milk and produce, creamers and plant-based beverages, advanced strongly. In the financials sector, two banks helped the Portfolio’s performance: Synovus Financial and SVB Financial. While all of these holdings remained in the Portfolio as of the fiscal year end, we reduced the position sizes of WhiteWave Foods and SVB Financial.

Stock selection detracted in the energy sector, with particular weakness in our holdings focused on exploration and production, such as Oasis Petroleum, Rex Energy and Rosetta Resources. These companies have direct exposure to falling oil and natural gas prices.

What is your outlook?

At the end of last year, we were in the process of repositioning the Portfolio in an effort to improve its performance through our stock selection process. The Portfolio’s poor relative results in the previous fiscal year were caused by unfavorable sector weighting decisions and stock selection. Over the course of this fiscal year, we have increased the diversification of the Portfolio and raised the quality of the companies we own. We sold 35 of the original 50 stocks and added new positions to increase the total number of holdings in the Portfolio to more than 70.

By investing in companies that have strong competitive advantages and a long runway for growth and operational improvement at attractive prices, we believe the Portfolio can outperform its peer group and benchmark over time.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
4.76%	13.03%	6.10%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Small Cap Index Portfolio earned a return of 5.36%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 4.70%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 5.76%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P SmallCap 600 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Eight of the 10 sectors in the index and in the Portfolio posted positive returns for the year. Utilities, information technology and health care were the best-performing sectors in the market over the past 12 months, posting the highest returns. Small-cap stocks underperformed both large- and mid-cap stocks over the reporting period. Larger-cap stocks tend to outperform during range-bound, limited-volatility market periods. Materials delivered the lowest positive returns for the 12-month period, while the telecommunications services and energy sectors delivered negative returns.

What is your outlook?

Small-cap stocks underperformed both large-cap stocks and mid caps for the past year during a period of generally positive stock price increases. Worldwide central banks continue to provide stimulus to the global economy and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Because this would lead to a risk for stocks, we believe investors will tend to favor large caps over mid- and small-capitalized companies.

Since the U.S. dollar has appreciated substantially, further appreciation is less likely. Risk levels will likely fluctuate in a range- bound manner. While opportunities for small caps exist, our view is that larger-cap companies should outperform their small-cap counterparts as this cycle matures.

It appears that the recovery will be sustained both in the U.S. and globally. The recovery has been aided by the recent decline in oil prices. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
5.36%	16.84%	8.70%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP GROWTH PORTFOLIO

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Mid Cap Growth Portfolio earned a return of 9.71%, compared with the median return of its peer group, the Lipper Mid Cap Growth category, of 8.14%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 11.90%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the median return of its peer group for the year. Most of this outperformance came in the second half of the year as high-multiple momentum stocks, which had vastly outperformed most other stocks in the benchmark index earlier in the year, began to falter. However, not being in those companies was the key factor in our underperformance versus the Russell index.

The Portfolio’s performance benefited from both allocation decisions and security selection in the industrial, technology and consumer sectors. In industrials, United Rentals was our most significant contributor to performance. This equipment rental company benefited from a steady, but not rapidly, expanding economy as companies chose to rent instead of buy equipment.

Another strong contributor to performance was NXP Semiconductors, which sells semiconductors into several high-growth segments of the economy, such as mobile communications, security applications and networking equipment.

Finally, we saw positive results from two consumer companies, Marriott International and Monster Beverage. Both of these companies experienced secular trends that allowed them to grow earnings despite a rather tepid economy.

What is your outlook?

We are increasingly concerned about geopolitical events and their effect on global growth, and therefore, U.S. growth. The sanctions levied on Russia are taking a heavy toll on the European economy. The Chinese economy has been slowing because Europe is a major trading partner with them and the country is trying to manage its own credit bubble. Japan, in an attempt to stave off deflation, announced it was embarking on an even bigger quantitative easing program just as the Federal Reserve ended quantitative easing here.

While the U.S. economy appears to be marginally better, we do not see a rapid, broad-based expansion unfolding in the face of these global headwinds. We believe this may result in an increase in volatility in the coming year. We remain focused on growth sectors within the economy, while within each sector, we remain committed to buying solid growth businesses with reasonable valuations.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
9.71%	14.42%	9.71%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER MID CAP VALUE PORTFOLIO

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

The Portfolio primarily invests in securities of mid-cap issuers, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Mid Cap Value Portfolio earned a return of 13.52%, compared with the median return of its peer group, the Lipper Mid Cap Value category, of 10.39%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of 14.75%.

What factors affected the Portfolio’s performance?

During the year, stock selection within the consumer staples sector contributed favorably to the Portfolio’s performance, while stock selection in the consumer discretionary sector detracted from results.

Keurig Green Mountain, the leader in specialty coffee and coffeemakers, was the overall top contributor to performance in 2014. We initiated our position in Keurig earlier in the year with a conviction that K-Cups, the company’s single-serve beverage pods, could experience significant growth over the next three years, specifically driven by installed base growth. Keurig’s share price rallied after the announcement that Coca-Cola agreed to purchase a 10% stake in the company. Recognizing the quality of the business, Coca-Cola entered into a 10-year agreement to explore producing Coca-Cola products for use with the company’s cold beverage system. However, following the stock’s strong performance, we exited our position and redeployed capital into names where we saw greater upside potential.

A top detractor from performance was Triumph Group, a supplier of aerospace components and systems. Its shares were under pressure throughout the year due to execution challenges in its 747-8 program, a lackluster growth environment, and the timing of anticipated margin improvements. Despite this underperformance in 2014, we anticipate an improvement in demand in 2015 and remain positive regarding management’s ability to meet expectations. We are also confident in management’s ability to achieve significant synergies from the acquisitions completed in 2014 and to drive long-term shareholder value.

What is your outlook?

As we enter 2015, we continue to believe U.S. equities have further upside potential as the domestic economy accelerates and real earnings growth serves as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, which could provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds—such as geopolitical risks— persists, we ultimately remain constructive on the direction of U.S. equity markets.

We believe the U.S. has the best macroeconomic outlook of the developed economies and are optimistic about the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. gross domestic product (GDP), could benefit from the combination of low energy prices and a strong dollar. Furthermore, with strong GDP growth momentum from 2014, we believe that an acceleration in earnings growth could continue in the U.S. because the country is less exposed to weaker segments of the global economy, given its lower reliance on exports.

Looking forward, we believe that as the U.S. economy improves, companies can reinvest for future growth by increasing capital expenditures, research and development, and hiring, and through merger and acquisition activity, rather than keeping excess cash on their balance sheets. In our view, equity valuations are fair considering the positive macro environment and inexpensive relative to fixed-income securities.

We believe a forward-looking analysis is critical in this investing environment. We also believe that stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/29/2005
13.52%	15.80%	9.77%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Mid Cap Stock Portfolio earned a return of 11.93%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 9.30%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 13.22%.

What factors affected the Portfolio’s performance?

The Portfolio benefited primarily from sound security selection during the past year that was broad-based among sectors. Only the Portfolio’s energy holdings lagged the peer group. Performance within consumer staples was particularly notable, including an investment in coffee roaster and K-cup maker Keurig Green Mountain. The company benefited from increased product penetration, incremental licensing captures, anticipation of its new cold beverage system, and a significant equity investment by Coca-Cola. Organic beverage and food producer WhiteWave Foods enjoyed better-than-expected customer acceptance of its plant-based foods and drinks, plus the positive impact of increased volumes on profitability.

Industrial sector performance continued to benefit from airline capacity discipline through an investment in Southwest Airlines. A position in Illumina drove health care sector returns as momentum grew in the next-generation sequencing market for the company’s sequencing instruments and consumables. Finally, within information technology, TriQuint Semiconductor appreciated dramatically on the back of strong content wins for the company’s products, significant associated margin expansion, and an agreement to merge with RF Micro Devices.

The Portfolio experienced relatively few detractors at the security level during the period. Most notably, wireless networking product provider Ubiquiti Networks, glass container manufacturer Owens-Illinois, and staffing company ManpowerGroup lagged due to weakness in international demand and, to a lesser extent, because of company-specific operational issues.

What is your outlook?

Market risks have arguably increased over the course of the past year. While opportunities do exist, a mixed macro backdrop warrants a prudent level of caution. Domestic economic growth remains steady, but not spectacular, averaging slightly more than 2.20% since the recovery began in late 2009. Conversely, economic growth in regions outside the U.S., including Europe, China, Russia and Brazil, has slowed.

Currencies have become increasingly volatile as regional levels of monetary stimulus diverge and these currency shifts will impact trade flows. Importantly, the Federal Reserve recently removed a level of policy accommodation when it concluded its latest iteration of quantitative easing in late October. Positively, global monetary policy does remain accommodative with interest rates pegged at generational lows, while inflation is benign.

Almost six years into the market’s recovery from the recession, outsized investment opportunities have become fewer and market leadership has narrowed. Valuation spreads continue to compress and capital expenditures have accelerated. In this environment, we believe security selection will drive relative performance. As the cycle matures, growth factors should begin to dominate over those more tilted toward valuation. We will increasingly emphasize these growth factors in the Portfolio with a focus on relative revenue growth, above-consensus incremental margins, and free cash flow as well as improving returns on capital.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
11.93%	15.33%	8.90%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Mid Cap Index Portfolio earned a return of 9.28%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 9.30%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 9.77%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

All but one of the sectors in the index and in the Portfolio posted positive returns for the year. Consumer staples, telecommunication services and health care were the best-performing sectors in the market over the past 12 months, posting the highest returns. Mid-cap stocks outperformed small-cap stocks over the reporting period and underperformed large-cap stocks, as large caps tend to outperform during range-bound, limited-volatility market periods. Materials and industrials delivered the lowest positive returns for the 12-month period, while the energy sector delivered a negative return.

What is your outlook?

Mid-cap stocks outperformed small-cap stocks and underperformed large caps for the past year during a period of generally positive stock price increases. Worldwide, central banks continue to provide stimulus to the global economy and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Because this would lead to a risk for stocks, we believe investors will tend to favor large caps over mid- and small-capitalized companies.

Since the U.S. dollar has appreciated substantially, further appreciation is less likely. Risk levels will likely fluctuate in a range- bound manner. While opportunities for mid caps exist, our view is that large-cap companies will likely outperform their mid-cap counterparts as this cycle matures.

It appears that the recovery will be sustained both in the U.S. and globally. The recovery has been aided by the recent decline in oil prices. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
9.28%	15.98%	9.27%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, DuPont Capital Management Corporation, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations,

liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -5.35%, compared with the median return of its peer group, the Lipper International Core category, of -5.68%. The Portfolio’s market benchmark, the MSCI All Country World ex-USA Index, earned a return of -3.44%.

What factors affected the Portfolio’s performance?

The management of this Portfolio incorporates five distinct investment strategies—an approach that allows for diversified exposure across markets outside of the United States. Approximately 60% of the Portfolio’s assets are allocated to large-cap developed markets, which is split evenly between a growth manager and a value manager. An additional 15% of the Portfolio’s assets are allocated to small-cap Europe, Asia and Australian—or EAFE—markets. The remaining 25% of the Portfolio is allocated to emerging markets, which is split 60/40 between equity and fixed-income securities, respectively. The Portfolio’s relative returns are most significantly impacted by the interplay of these markets, and secondarily, by the performance of the various management teams versus their respective benchmarks.

During the period, the Portfolio’s large-cap growth manager provided excellent results relative to its benchmark; however, the large-cap value manager underperformed its category owing to an overweighting in the financial sector, particularly in Europe. The manager of emerging market equities did not keep pace with its benchmark. However, the manager of emerging market debt provided a significant premium to its benchmark, while this asset class also outperformed both emerging market and developed market equities.

All the major international segments generally did not perform as well as the major indexes in the United States. The strength of the dollar versus most major currencies was an additional headwind for non-U.S. markets.

What is your outlook?

We believe the relative valuations of non-U.S. markets are more attractive than those in the U.S., where we have experienced excellent returns since the end of the financial crisis in 2009. While most non-U.S. markets have moved higher, they have not kept pace with the U.S., due in part to the lack of a strong fundamental recovery in those markets, uneven fiscal policies, or shifts in economic fundamentals. Generally, concerns about growth are a common theme, both real economic growth and signs of deflation—or actual deflation—as seen in the eurozone and Japan, respectively. China’s growth has also downshifted from periods of extremely high growth during the early 2000s to a more moderate mid-to-high single-digit level. While this growth level is more sustainable in the long run, the adjustment process has heightened concerns about chronic overinvestment.

Many of these variables are likely to be resolved favorably over time, but in the near term present a period of heightened policy risks. While the fundamentals of corporate America are at their cyclical peaks, in many cases outside of the U.S., they are still at cyclically low levels, allowing much more room for improvement.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	From Inception 4/30/2008
-5.35%	5.42%	0.65%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER ALL CAP PORTFOLIO

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner All Cap Portfolio earned a return of 12.26%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 9.16%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 12.56%.

What factors affected the Portfolio’s performance?

In the consumer discretionary sector, our overweighting in home improvement store Home Depot was the leading contributor to relative sector performance. Appreciation of Home Depot shares was driven by strong recurring quarterly revenues, a rebounding housing market, and increased homebuilding and home improvement in the United States.

In the industrials sector, an overweighting in express shipping company FedEx was one of the largest contributors to relative performance. Shares of FedEx have steadily appreciated over the period, driven by strong recurring quarterly earnings that continue to beat expectations. In health care, an overweighting in Botox maker Allergan was one of the largest Portfolio contributors. Allergan’s shares rose sharply based on news that Actavis had agreed to acquire the company for $66 billion.

In the information technology sector, our underweighting in chip manufacturer Intel was one of the largest detractors from relative performance. Shares in Intel appreciated after the company announced it would be purchasing a 20% stake in China-owned system-on-chip developers Spreadtrum Communications and RDA Microelectronics. It is expected that the chip designers will develop application processors for mobile devices powered by Intel’s x86 cores, which could greatly increase market share.

In the financials sector, our overweighting in bank holding company Bank of America was one of the largest detractors from relative performance. Shares of Bank of America declined during the period based on headline noise that the company was nearing a settlement with the Department of Justice relating to its mortgage underwriting activity involving Countrywide. The settlement, which was estimated at around $12 billion, would likely wipe out any positive earnings for Bank of America.

Elsewhere in the Portfolio, an underweighting in iPhone and iPad maker Apple was one of the largest detractors from relative performance. Apple’s shares rose as the company reported solid quarterly results during the period, driven by strong iPhone sales. Apple also announced that it was increasing its share buyback by $30 billion.

What is your outlook?

The fourth quarter saw broad gains across equity markets that were driven by increasing consumer confidence, continued declining unemployment and an increase in home sales. Improving corporate earnings and a still-accommodative Federal Reserve also helped the run-up during the quarter, notwithstanding that the central bank is widely expected to begin raising interest rates in the second half of 2015.

Our general outlook continues to be constructive regarding equity markets, notwithstanding that this year compared to 2013 has been a challenging year for active management generally. Although 2014 was characterized by increased volatility, overall we believe the market environment continues to be constructive for equity performance. The Fed’s continued low interest rate policy, coupled with continued market-friendly stimulus policies globally, have helped to support modest growth. While the Fed’s bond-buying program has officially ended, this should not impact the fragile recovery, particularly given that the Fed has agreed in principle to restart its bond buying if warranted by economic data.

Looking ahead to 2015, we remain cautiously optimistic about equity markets and anticipate modest economic growth across developed regions. It seems that synchronized growth with continued loose monetary policy is a likely scenario as central banks attempt to fend off deflationary pressures with monetary stimulus. However, it would not be surprising to see continued market volatility in 2015 as investors respond to ever-shifting macro conditions and central bank announcements. We believe that valuations in this space remain reasonable and see a variety of reasons for dispersions to exist. Although valuations are important, our focus is on looking for fundamental changes, which ultimately drive short- and medium-term moves in stocks and the market. We remain consistent in our portfolio construction process, using fundamental, bottom-up stock selection to build a concentrated portfolio comprised of our best ideas.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
12.26%	13.63%	8.62%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a Axed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP GROWTH PORTFOLIO

David C. Francis, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Large Cap Growth Portfolio earned a return of 10.99%, compared with the median return for its peer group, the Lipper Large Cap Growth category, of 9.68%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 13.05%.

What factors affected the Portfolio’s performance?

The primary factor impacting the Portfolio’s performance over the period was stock selection, with a modest contribution from sector and industry allocation decisions. Specifically, the Portfolio achieved strong returns from our positions in information technology, enhanced by an overweighting in the group as our holdings outperformed both the sector and the overall index. In the software and services industry, Facebook and LinkedIn were two strong performers, while our holding in Apple in the hardware segment also performed quite well. The information technology services industry also added to results with favorable performance from our positions in Visa and MasterCard. Both firms are often thought of as financial services companies, but are in fact categorized as technology companies. Offsetting some of those positive results were disappointing returns from our position in VMware.

Stock selection in the health care sector was the next most significant positive contributor to results. In biotechnology, our holding in Gilead Sciences performed extremely well due to the success of its new drug that provides a cure for hepatitis C. Covidien, in the health care equipment industry, also aided returns as it was the target of a merger offer from Medtronic. In the health care technology industry, Cerner also performed well over the period. However, our position in pharmaceutical manufacturer Perrigo did not perform well and we have since eliminated that position.

The Portfolio was underweighted in consumer staples as many of the companies in that sector, in our opinion, were fully valued or expensive. This underweighting aided the Portfolio’s return as the staples group underperformed the overall index.

Offsetting those positives were subpar returns from our holdings in the consumer discretionary sector. Amazon.com provided disappointing returns as the company’s significant spending on infrastructure build-out negatively impacted near-term earnings and cash flow expectations. We continue to believe Amazon.com will dominate the important eCommerce space and maintain our position. Las Vegas Sands also disappointed on the back of weakness in its Macau casino operations as China’s growth has slowed and other disruptive policies were put in place in that country. In the retail sector, Kohl’s also disappointed as its new strategy has been slow to bring improved results to the company’s bottom line. Retail is an increasingly difficult industry, and execution by Kohl’s within the space has been disappointing. New senior managers have been appointed from outside the company, but the expected turnaround has been slow to materialize.

In the financial sector, we briefly held a position in Genworth Financial that declined sharply on the basis of increased reserves required to support its poorly designed long-term care business. It became apparent to us that this would be an ongoing issue and we quickly sold the position.

What is your outlook?

Equity markets have rallied strongly over the past two years on the back of modest earnings growth and the significant expansion of P/E ratios. We believe that valuations are at best full, and in certain segments, are quite high. Further stock market advances would most likely be a function of sustained earnings growth at the aggregate level, which we believe could occur, but will become incrementally more challenging. This is particularly true for the large-cap segment as so many of these companies’ sales are outside the U.S., and recent dollar strength has the potential to impede both sales and earnings growth. Profit margins are also extremely high. Some of that is a function of continued business model discipline, which can be sustained, while some of it is a function of low interest rates and low tax rates in offshore operations. Those have likely reached the limit of their contributions.

We believe the recovery will be sustained both in the U.S. and globally, aided by the recent declines in oil prices, but the risks are high. We continue to invest in companies that we believe have strong business models and excellent management teams that have been prudent shepherds of investors’ capital. The macroeconomic environment in the U.S. is better than most other countries, while geopolitical risks outside the U.S. are elevated.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
10.99%	13.56%	7.52%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a Axed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Partner Growth Stock Portfolio earned a return of 8.51%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 9.68%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 14.89%.

What factors affected the Portfolio’s performance?

Stock selection was the overwhelming reason for the Portfolio’s relative underperformance, but sector weightings were also negative. Information technology, consumer discretionary and energy were the largest relative detractors. Health care, materials and consumer staples were the leading outperformers.

Information technology was the leading detractor mainly due to stock selection, but an underweighting also hurt. Google’s recent growth disappointed investors as the company made changes to improve the quality of response to mobile ads, at the expense of some volume, in order to preserve pricing power. An underweighting to Apple also detracted. Its shares rose sharply during the period as investors anticipated the release of the iPhone 6 with its larger screen.

The consumer discretionary sector detracted also due to stock selection. Amazon.com reported impressive revenue and unit growth, but posted minimal profits due to an ongoing investment cycle. Wynn Resorts’ stock traded lower due to a slowdown in the VIP and high-end mass gaming business in Macau, China.

Health care was the leading relative outperformer, driven by stock selection. Shares of Vertex Pharmaceuticals soared in June based on news that the company’s cystic fibrosis treatment met its primary endpoint in Phase III trials. The company plans to submit for regulatory approval in both the United States and Europe in the near future. Stock selection also aided the materials sector’s outperformance. Paint manufacturer and retailer Sherwin-Williams experienced strong growth from a combination of commercial demand, home construction and existing home sales.

What is your outlook?

We expect the equities environment to remain favorable in 2015, barring an exogenous event. China still poses some risk, while it is also possible that the eurozone’s sluggish economy and struggle with deflation will linger for longer than expected. But we expect commodities prices and inflation to remain contained, interest rates to stay relatively low, and the earnings outlook for various sectors to be promising. We are focusing on companies with the ability to grow earnings regardless of macroeconomic conditions.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
8.51%	15.48%	8.39%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Large Cap Value Portfolio earned a return of 9.03%, compared with the median return of its peer group, the Lipper Large Cap Value category, of 10.79%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 13.45%.

What factors affected the Portfolio’s performance?

Stock selection was the cause of the Portfolio’s underperformance relative to its peer group and benchmark, as asset allocation decisions were slightly positive. Stock selection detracted in the technology, financial and industrial sectors, while results were favorable in utilities, consumer discretionary and energy.

In technology, the Portfolio benefited from an overweighting in the sector, especially in attractively valued, mature companies such as Microsoft, Cisco Systems and Texas Instruments. However, their favorable performance was not enough to offset the strong results from stocks we did not hold, such as Hewlett-Packard, Apple and Intel. Furthermore, we held a position in security software firm Symantec in anticipation of a potential turnaround, which was derailed by the abrupt firing of the company’s CEO, who was instrumental in the turnaround process.

In financials, our purchase of Deutsche Bank detracted from returns. Also, the Portfolio briefly held Genworth Financial in order to benefit from an anticipated turnaround in its long-term care and mortgage insurance businesses, but this thesis was incorrect and we sold the stock quickly. Industrial performance was hurt by owning two construction and engineering companies, Jacobs Engineering Group and Fluor, as large capital infrastructure projects have been taking longer to materialize.

Our positive results in utilities were driven by outperformance from NiSource and Pacific Gas and Electric Company. NiSource benefited from the need for natural gas infrastructure in the Marcellus shale region, while its shares received an additional boost from the company’s announcement to spin off its natural gas pipeline business into a master limited partnership (MLP).

In consumer discretionary, our general avoidance of auto manufacturers helped results, as did our position in auto parts company Delphi Automotive.

Finally, the Portfolio benefited from our holding of medical device and supply firm Covidien as Medtronic made a bid for the company, which could create even greater shareholder value if completed.

What is your outlook?

As always, our focus is on stock selection and improving our execution in this area. Valuation is our first guide, but as differences in companies’ valuations have narrowed, we are placing more emphasis on improvements in corporate operating performance and incremental returns on invested capital. We believe our deep fundamental analysis approach will help identify companies that have improving operating performance and the catalysts to unlock value.

The two sectors where valuations remain low and company valuation spreads remain wide, thereby providing greater potential for stock selection, are technology and energy. Large, mature technology companies have low valuations because of below-normal technology spending, but also due to the fear of secular demise resulting from products becoming obsolete with the introduction of new technologies, such as cloud computing.

With low natural gas and oil prices driving shares lower, the energy sector has the potential to be an area of absolute positive performance, as well as favorable stock selection due to the wide valuation spreads among energy companies. We will continue to emphasize companies in poorly performing areas, such as exploration and production firms and equipment and services providers, so the Portfolio continues to hold these names.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
9.03%	13.02%	6.91%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP STOCK PORTFOLIO

David C. Francis, CFA and Kurt J. Lauber, CFA, Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Large Cap Stock Portfolio earned a return of 5.29%, compared with the median return of its peer group, the Lipper Global Large Cap Core category, of 3.79%. The Portfolio’s market benchmark, the Russell Developed Large Cap Index, earned a return of 5.78%.

What factors affected the Portfolio’s performance?

Stock selection benefited the Portfolio’s performance over the reporting period. Allocations within both the domestic and non- U.S. segments of the Portfolio were neutral to their respective benchmarks; however, our active repositioning of the Portfolio into global large-cap companies was not rewarded in the reporting period as U.S. equities provided better returns than large-cap non-U.S. equities.

Information technology (IT) stocks provided the most positive contribution to returns. In the hardware industry, our overweighting in Apple was the most significant factor aiding results. In the IT services industry, holdings in both Twitter and Facebook proved beneficial.

Positions within the health care sector were also significant positive contributors to results. We had particularly good returns from our holdings in the biotechnology industry, including Gilead Sciences, due to strong sales of its new drug that provides a cure for hepatitis C. Amgen and Vertex Pharmaceuticals also provided positive contribution versus both the peer group and the Russell Developed Large Cap Index. Our holding in Australian company CSL Limited, which develops products derived from human plasma, also performed well. In the health care services industry, our position in Express Scripts, a pharmacy benefit management company, achieved good results. In addition, health care equipment provider Covidian lifted returns as it was the target of a merger offer from Medtronic. However, a holding in pharmaceutical manufacturer Perrigo based in Ireland did not perform up to expectations and was sold.

In the financial sector, our holdings in the banking industry, specifically Wells Fargo and JPMorgan Chase, added to results as they both provided strong returns versus their sector and the Russell benchmark. Asset manager Invesco also performed well, lifted by the strong returns of equities over the past two years. However, some of these favorable results were offset by disappointing returns from our positions in Deutsche Bank in Germany and Genworth Financial in the insurance industry.

Our holdings in the utilities and materials segments also contributed positively during the period. In the former, strong returns were realized by our positions in NiSource, an East Coast-based energy holding company, and Pacific Gas and Electric Company on the West Coast, which provides energy services within its markets in California. In materials, Dow Chemical provided a strong return relative to its group and the Portfolio’s benchmarks. Two Japanese companies, Nippon Paint Holdings and NOK Corporation, also performed well. Additionally, an underweighted position in mining helped as the group performed quite poorly.

The Portfolio’s exposure to non-U.S. markets limited performance relative to U.S. indexes as overseas markets generally did not keep pace, particularly in Europe. Japan performed in line with the U.S. on a local currency basis, but that appreciation was all offset by yen weakness. Europe underperformed on both a euro and dollar basis.

What is your outlook?

We strongly believe that relative values favor large-cap non-U.S. companies. While many developed economies outside the U.S. are faced with challenges on the domestic front, the types of companies we purchase—large-cap global companies with significant sales outside domestic markets—should be beneficiaries of the strong dollar versus their respective currencies. We believe this will help to improve the global competitiveness of these companies. Additionally, many of these companies have far more room to recover profit margins and earnings, while the U.S. will increasingly face headwinds. Thus, our plan is to opportunistically increase our holdings in non-U.S. companies to take advantage of the valuation disparities. While we may have been early on this portfolio repositioning, we believe it is the correct position for long-term investors.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
5.29%	10.64%	5.27%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

^

Effective February 28, 2014, the Portfolio’s benchmark index changed from the S&P 500 Index to the Russell Developed Large Cap® Index. The Adviser made this benchmark change because of changes to the Portfolio’s principal investment strategies.

*

The Russell Developed Large Cap® Index measures the performance of the investable large-cap securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trade Mark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, Electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Large Cap Index Portfolio earned a return of 13.25%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 13.26%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 13.69%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

All but one of the sectors in the index and in the Portfolio posted positive returns for the year. Utilities, health care and information technology were the best-performing sectors in the market over the past 12 months, posting the highest returns. Large-cap stocks outperformed small- and mid-cap stocks over the reporting period, as large caps tend to outperform during range-bound, limited-volatility market periods. Materials and telecommunications services delivered the lowest positive returns for the 12-month period, while the energy sector posted a negative return.

What is your outlook?

Large-cap stocks outperformed both mid-cap stocks and small caps for the past year during a period of generally positive stock price increases. Worldwide, central banks continue to provide stimulus to the global economy and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Because this would lead to a risk for stocks, we believe investors will tend to favor large caps over mid- and small-capitalized companies.

Since the U.S. dollar has appreciated substantially, further appreciation is less likely. Risk levels will likely fluctuate in a range- bound manner. While opportunities for small and mid caps exist, our view is that large-cap companies should outperform their small- and mid-cap counterparts as this cycle matures.

It appears that the recovery will be sustained both in the U.S. and globally. The recovery has been aided by the recent decline in oil prices. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
13.25%	14.99%	7.33%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trade Mark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, Electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent High Yield Portfolio earned a return of 1.96%, compared with the median return of its peer group, the Lipper U.S. High Current Yield category, of 1.20%. The Portfolio’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of 2.45%.

What factors affected the Portfolio’s performance?

High-yield bonds turned in a strong performance during the first half of the year as corporate profits remained healthy and the U.S. economy, after a weak first quarter, began to accelerate, growing at a 5% annual rate in the third quarter. However, demand for high-yield securities began to falter in the second half of the year as investors worried that weak economic conditions in Europe and slowing economic growth in China could ultimately have a negative impact on the U.S. economy. Conditions deteriorated even more in the fourth quarter as a steep slide in oil prices accelerated. This prompted concerns about the health of high-yield debt issued by energy companies, whose bonds account for about 15% of the high-yield sector. From June to year-end, U.S. prices for oil fell from more than $100 a barrel to about $53 a barrel.

The Portfolio outperformed its Lipper peer group in part because the Portfolio held less cash than its peer funds on average, and in part because of favorable security selection in the retailing industry. With minimal exposure to distressed retailers, the Portfolio’s holdings in that industry earned about 7% before expenses, or more than twice what the industry delivered within the Barclays index. Other industries that contributed favorably to performance included: wireline telecommunications, which earned about 9%; banking marketwide, which earned about 8.5%; and health care, which earned about 6.8%. Laggards included commodities, driven in part by the decline in oil prices, and gaming, where overcapacity has become an issue for the casino industry. Oil issues lost about 12% and gaming holdings lost about 5%.

What is your outlook?

Absent any significant changes in economic conditions, we believe it would not be unreasonable to expect the high-yield sector to generate returns in the low single-digit range in 2015. Yields on high-yield bonds were averaging about 6.1% at the start of the new year, or approximately 480 basis points more than comparable-maturity Treasuries. That was up significantly from a spread of about 380 basis points at the start of 2014, and we expect that any retightening of spreads in 2015 would only boost returns.

Positives heading into the new year included a relatively healthy U.S. economy, which our models suggest will moderate from the heady pace of last year’s third quarter but still expand by about 2.5%. Lower oil prices should help the economy by giving consumers more to spend on other goods and services, but would continue to weigh on the energy industry.

Partly as a consequence of that pressure on energy, we anticipate that default rates for the high-yield sector overall could rise in 2015 to about 3%. That would be up from 1.5% to 2% in 2014, although spreads on high-yield debt versus Treasuries were compensating investors for that risk heading into the new year. Much of the sector’s performance will depend on oil prices. If oil remains at extraordinarily low levels for an extended period, default rates in the high-yield sector could be even higher than 3%, pressuring returns. By contrast, we feel that a gradual improvement in oil prices could moderate the default rate and help to boost returns.

Average Annual Total Returns 1

As of December 31, 2014

1-Year	5-Year	10-Year
1.96%	8.75%	7.34%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and The effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Income Portfolio generated a return of 6.68%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 5.59%. The Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 5.97%.

What factors affected the Portfolio’s performance?

U.S. fixed-income markets were broadly higher in 2014, confounding market analysts who had expected interest rates to rise as the Federal Reserve wound down quantitative easing—a program in which it had been buying $85 billion of bonds each month to stimulate the economy. Instead, sluggish economic conditions and extremely low interest rates in Europe, slowing economic growth in China, nervousness about Russia’s incursion into Ukraine, and a strengthening dollar all drove global investors to seek security in U.S. bonds, which pushed longer-term interest rates down and bond prices up.

Treasury securities were the principal beneficiaries, with 10-year and 30-year Treasury bonds generating returns of 10.75% and 29.40%, respectively. However, investment-grade corporate bonds, which accounted for about 67% of the Portfolio, also performed well, generating a return of 7.6% before expenses. Investors were attracted to those bonds both for their credit quality and their higher yields relative to Treasuries.

High-yield corporate bonds and leveraged loans were among the Portfolio’s weaker performers, earning only about 2.5% and 1.5%, respectively, as measured by the Barclays bond indexes. The modest returns on high-yield bonds were attributable to a steep decline in oil prices in the second half of the year. Investors worried that the slide would boost defaults on high-yield bonds in the energy sector, which account for about 15% of the high-yield market. Meanwhile, because they are floating-rate instruments, leveraged loans did not benefit as much as other segments of the bond market from the decline in interest rates.

The Portfolio outperformed its peer group and benchmark index largely because it had a modest overweighting in investment-grade corporate bonds and because it concentrated more of its high-yield holdings at the higher end of the credit-quality spectrum. The Portfolio also maintained a slightly longer duration than the index, which proved beneficial as investors flocked to longer-maturity issues.

What is your outlook?

The nation’s economy expanded at a 5% annual pace in the third quarter, the fastest rate of growth recorded in 11 years. We anticipate that growth will moderate to the 2.5% to 3.0% range in 2015, tempered in part by slow growth in Europe and slowing growth in China. Barring a worsening of conditions in those regions, or further deterioration in the energy markets, we anticipate that the Federal Reserve will begin to raise short-term interest rates sometime in 2015, but at a gradual pace. This should create a moderately positive environment for corporate bonds, which were more attractively valued heading into 2015 than they were a year earlier. Nonetheless, it may not be sufficient to allow the Portfolio as a whole to match its 2014 returns, especially if interest rates rise significantly from their current low levels.

Average Annual Total Returns 1

As of December 31, 2014

1-Year	5-Year	10-Year
6.68%	6.94%	5.40%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and The effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BOND INDEX PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.

The Portfolio primarily invests in investment-grade bonds and other debt securities. The value of the Portfolio is influenced by factors impacting the overall market, the debt market in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Bond Index Portfolio generated a return of 6.52%, compared with 5.97% for the Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

Investors entered 2014 widely anticipating that interest rates would float higher as the Federal Reserve wound down quantitative easing, the program in which it had been purchasing $85 billion of bonds each month to help keep long-term interest rates low. The Fed did wind down the program, but a host of other factors conspired to push interest rates lower rather than higher and boost bond prices. These included continued low inflation in the U.S., sluggish economic growth in Europe, continued strengthening of the U.S. dollar relative to other currencies, heightened geopolitical tensions following an incursion by Russia into Ukraine, and a sharp second-half decline in oil prices.

In response to this confluence of events, fixed-income investors around the globe flocked to the perceived safety of U.S. Treasury securities. They were particularly strong buyers of longer-term Treasuries, which offered yields exceeding the rate of inflation and, in most cases, the yields on sovereign bonds overseas. Their buying activities drove down longer-term interest rates in the U.S. despite an accelerating economy that grew at a 5.0% annual rate in the third quarter, its fastest pace in 11 years. The yield on the 10-year Treasury note fell to 2.12% from 3.03%, generating a 10.75% return for that sector of the market. The yield on 30-year Treasuries fell to 2.75% from 3.97%, generating a return of 29.40%.

Within the Portfolio, Treasuries earned 6.61% before expenses. Investment-grade corporate bonds, aided by the decline in interest rates, earned 7.52%. Agency and sovereign bonds collectively earned 6.89%, and mortgage-backed securities earned 6.34%. The Portfolio was able to outperform its benchmark primarily by maintaining a slightly longer duration, particularly in the Treasury and mortgage-backed securities sectors.

As expected, the Fed kept short-term interest rates near 0% throughout 2014. In December, it reassured investors that it would be patient in deciding when the economy was healthy enough for the Fed to begin pushing short-term rates higher. By early 2015, trading in federal funds futures suggested that most investors are expecting the Fed to start pushing short-term rates up sometime in the latter half of 2015.

The Fed can afford to be patient with its decision on short-term rates because inflation has remained well below its 2% target and there remains in the view of many economists considerable slack in the labor force. Although the U.S. created nearly 3 million new nonfarm jobs last year—the most since 1999—and even though the unemployment rate fell to 5.6%, which is its lowest level since June 2008, wages have not moved meaningfully higher and many people who would prefer full-time jobs are still working part-time.

What is your outlook?

We anticipate that U.S. economic growth will moderate from its mid-2014 pace and expand by about 2.5% to 3.0% in 2015, assuming no further deterioration of conditions in Europe and China and some stabilization of oil prices. This will likely keep inflation below Fed targets. While the Fed may eventually push short-term rates higher, we anticipate a gradual rather than sudden move. Against that backdrop, we believe that bond market returns should be able to outpace inflation, but likely will not match the gains of 2014.

Average Annual Total Returns1

As of December 31, 2014

1-Year	5-Year	10-Year
6.52%	5.21%	4.53%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Limited Maturity Bond Portfolio earned a return of 1.68%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 0.92%. The Portfolio’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 0.77%.

What factors affected the Portfolio’s performance?

After contracting in the first quarter of 2014, U.S. economic growth accelerated dramatically. By the third quarter, it was growing at a 5.0% annual rate, its fastest pace in 11 years. By contrast, the Euro Area barely grew at all, and China’s rate of growth slowed. Combined with a strengthening U.S. dollar, this led to heavy buying of U.S. Treasury bonds, which offered significantly higher yields than safe-haven bonds of other countries.

Despite the improving economic climate in the U.S., the Federal Reserve continued to hold short-term interest rates near 0%, although it did wind down its “quantitative easing” bond-buying program, which it had been using to keep longer-term rates low. As the year progressed, investors anticipated that the Fed would bump up short-term rates in mid-2015. As a result, most of the buying in the Treasury market was concentrated in the longer end of the yield curve. This translated into modest returns for the Portfolio, which primarily holds bonds maturing in three years or less.

The Portfolio was able to outperform its benchmark and peer group by investing some of its assets in bonds with maturities of five years or more, where yields and returns proved more attractive. For example, while two-year Treasury notes generated a total return of 0.65%, five-year Treasuries earned 2.89%.

To keep the Portfolio’s duration close to that of its benchmark and peer group while still holding those longer-dated maturities, the Portfolio sold some two-year Treasury futures, which also proved beneficial to returns.

Treasuries represented the Portfolio’s top-performing asset class, generating a return before expenses of 2.7%. Corporate bonds, which accounted for the largest share of the Portfolio’s holdings at 41% of assets, earned 2.34%. Securitized assets, including floating-rate notes, earned 2.15%, and government agency securities earned 1.99%.

What is your outlook?

A steep decline in oil prices during the second half of 2014 translated into sharply lower gasoline prices, which should help the U.S. economy heading into 2015 by leaving consumers with more money to spend on other goods and services. However, weaker economic conditions in Europe and slowing growth in China, combined with low inflation in the U.S., will likely keep at least a temporary lid on long-term interest rates, in our opinion. The rate outlook could change if oil prices stabilize and economies in Europe and China generate stronger growth, putting pressure on bond prices. A decision by the Federal Reserve to start pushing short-term interest rates higher in the latter half of 2015, as investors were widely anticipating at the start of the year, would likely put still more pressure on bond prices.

For the near-term, we intend to maintain our slight bias toward longer-maturity securities, but we are prepared to adopt a more neutral stance if global economic conditions begin to improve and long-term interest rates start to rise. We anticipate that the yield on the Portfolio’s holdings will largely offset any decline in bond prices in 2015, which could lead to another year of modestly positive returns.

Average Annual Total Returns 1

As of December 31, 2014

1-Year	5-Year	10-Year
1.68%	2.50%	2.96%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	The Barclays Government/Credit l-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The Portfolio invests in high quality, short-term money market instruments. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Portfolio. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests.

How did the Portfolio perform during the 12-month period ended December 31, 2014?

Thrivent Money Market Portfolio produced a 0.00% return during the period, mirroring the 0.00% median net return reported by its peer group, the Lipper Money Market category.

What factors affected the Portfolio’s performance?

Money market funds generated negligible returns for a fifth consecutive year as the Federal Reserve kept interest rates low in its bid to boost the economy. For the year, the Fed kept its target for the federal funds rate—the rate at which banks borrow from each other overnight—in a range of 0% to 0.25%. This widely followed benchmark sets the tone for short-term interest rates across the credit markets.

The pressure on money market funds was exacerbated by a limited supply, relative to demand, of the short-term, high-quality securities in which they invest. This imbalance was attributable to a combination of factors, including new regulations that discourage financial companies from issuing short-term debt and a move by some corporations to replace short-term debt with longer-term debt amid an overall low interest-rate environment.

With yields on short-term securities hovering near historic lows, it was difficult for money market funds to generate positive returns after accounting for trading and operating expenses. As it has done for the past several years, the Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return. The Portfolio also maintained exposure to floating-rate notes issued by government agencies, allowing it to capture some additional yield without taking additional credit risk.

In keeping with its conservative mandate, the Portfolio continued to invest in securities offering high credit quality and liquidity. It also continued to hold a smaller percentage of foreign securities than many of its competitors.

What is your outlook?

With U.S. economic conditions improving last year—the economy grew at an average annual rate of 4.8% during the second and third quarters after contracting at a 2.1% rate in the first—it is becoming increasingly likely that the Fed will allow short-term interest rates to begin edging higher in 2015 even if, as expected, growth moderates a bit from here on out. This could help boost returns for money market funds. Still, Fed officials said in a December statement that they would be “patient” in deciding when to change course. In addition, the supply/demand imbalance in short-term, high-quality securities is likely to persist through 2015.

The ability of money market funds to capitalize on any rise in short-term rates could be tempered by new rules handed down by the Securities and Exchange Commission (SEC) last year. Beginning in 2016, money market funds will be allowed to impose redemption fees of up to 2% or to temporarily suspend redemptions if their “weekly liquid assets” fall below 30% of total assets. As defined by the SEC, weekly liquid assets include cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, and securities that convert to cash within one week. To reassure investors that redemption fees or suspensions are not likely, some funds may choose to allocate more than 30% of their portfolios to weekly liquid assets. The increased demand for those securities could depress yields in that sector of the market, putting even more pressure on money market fund returns.

The SEC also ruled that money market funds catering to institutional investors must adopt floating net asset values (NAV) beginning in 2016 rather than maintain a constant NAV of $1 per share, which has been the industry norm. The SEC excluded retail mutual funds from this requirement, but will require retail funds to begin daily reporting of the mark-to-market value of their portfolios—also known as the “shadow NAV”—beginning in 2016. For purposes of these rules, the Thrivent Money Market Portfolio qualifies as a retail fund.

We will be monitoring industry developments over the course of the year as we determine how best to respond to the new rules and shifting market conditions. As always, we will continue to invest in a manner designed to meet the Portfolio’s primary objectives of safety and liquidity.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns 1

As of December 31, 2014

1-Year	5-Year	10-Year
0.00%	0.00%	1.60%

Money Market Portfolio Yields *

As of December 31, 2014

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.42%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.42%

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

*	Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period 7/1/2014 - 12/31/2014*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,006	$2.61	0.52%
Hypothetical**	$1,000	$1,023	$2.64	0.52%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,005	$2.31	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,007	$2.29	0.45%
Hypothetical**	$1,000	$1,023	$2.31	0.45%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,006	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.25	0.44%
Thrivent Growth and Income Plus Portfolio
Actual	$1,000	$989	$4.01	0.80%
Hypothetical**	$1,000	$1,021	$4.08	0.80%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$1,011	$3.22	0.63%
Hypothetical**	$1,000	$1,022	$3.23	0.63%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$998	$2.43	0.48%
Hypothetical**	$1,000	$1,023	$2.46	0.48%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$998	$3.78	0.75%
Hypothetical**	$1,000	$1,021	$3.82	0.75%

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period 7/1/2014 - 12/31/2014*	Annualized Expense Ratio
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,061	$5.21	1.00%
Hypothetical**	$1,000	$1,020	$5.11	1.00%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,067	$5.77	1.11%
Hypothetical**	$1,000	$1,020	$5.64	1.11%
Thrivent Natural Resources Portfolio
Actual	$1,000	$721	$4.42	1.02%
Hypothetical**	$1,000	$1,020	$5.19	1.02%
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$913	$6.75	1.40%
Hypothetical**	$1,000	$1,018	$7.12	1.40%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,112	$4.89	0.92%
Hypothetical**	$1,000	$1,021	$4.68	0.92%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,032	$4.92	0.96%
Hypothetical**	$1,000	$1,020	$4.89	0.96%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,005	$4.36	0.86%
Hypothetical**	$1,000	$1,021	$4.39	0.86%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,021	$3.84	0.75%
Hypothetical**	$1,000	$1,021	$3.84	0.75%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,022	$2.18	0.43%
Hypothetical**	$1,000	$1,023	$2.18	0.43%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,078	$2.40	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,045	$4.07	0.79%
Hypothetical**	$1,000	$1,021	$4.03	0.79%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,019	$3.59	0.71%
Hypothetical**	$1,000	$1,022	$3.60	0.71%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,019	$2.38	0.47%
Hypothetical**	$1,000	$1,023	$2.39	0.47%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$908	$4.41	0.92%
Hypothetical**	$1,000	$1,021	$4.67	0.92%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,065	$4.95	0.95%
Hypothetical**	$1,000	$1,020	$4.84	0.95%

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period 7/1/2014 - 12/31/2014*	Annualized Expense Ratio
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,043	$2.26	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,059	$4.67	0.90%
Hypothetical**	$1,000	$1,021	$4.59	0.90%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,029	$3.25	0.64%
Hypothetical**	$1,000	$1,022	$3.24	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$988	$3.42	0.68%
Hypothetical**	$1,000	$1,022	$3.48	0.68%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,059	$2.00	0.39%
Hypothetical**	$1,000	$1,023	$1.97	0.39%
Thrivent High Yield Portfolio
Actual	$1,000	$971	$2.19	0.44%
Hypothetical**	$1,000	$1,023	$2.25	0.44%
Thrivent Income Portfolio
Actual	$1,000	$1,009	$2.21	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,023	$2.38	0.47%
Hypothetical**	$1,000	$1,023	$2.38	0.47%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,002	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.25	0.44%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$0.86	0.17%
Hypothetical**	$1,000	$1,024	$0.87	0.17%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-three funds constituting Thrivent Series Fund, Inc. (hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2015

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (47.6%)	Value
Consumer Discretionary (7.3%)
12,450	Aaron’s, Inc.	$380,596
11,706	Amazon.com, Inc.[a,b]	3,632,957
4,250	Apollo Group, Inc.[a]	144,967
5,900	AutoZone, Inc.[a]	3,652,749
14,300	Barnes & Noble, Inc.[a]	332,046
7,700	Best Buy Company, Inc.	300,146
1,450	Big Lots, Inc.	58,029
1,850	BorgWarner, Inc.	101,657
1,250	Brinker International, Inc.	73,362
19,637	Brunswick Corporation	1,006,593
17,556	Burlington Stores, Inc.[a]	829,697
3,200	Carnival Corporation	145,056
6,250	Cato Corporation	263,625
10,030	CBS Corporation	555,060
25,460	Cheesecake Factory, Inc.	1,280,893
5,845	Chuy’s Holdings, Inc.[a]	114,971
2,500	Coach, Inc.	93,900
2,600	Coinstar, Inc.[a]	195,572
93,448	Comcast Corporation[b]	5,420,918
10,688	Core-Mark Holding Company, Inc.	661,908
25,228	Del Frisco’s Restaurant Group, Inc.[a]	598,913
18,097	Delphi Automotive plc	1,316,014
1,900	DeVry Education Group, Inc.	90,193
4,089	Discovery Communications, Inc., Class Aa	140,866
8,650	DISH Network Corporation[a]	630,498
21,331	Dollar Tree, Inc.[a]	1,501,276
13,714	Five Below, Inc.[a]	559,943
24,550	Ford Motor Company	380,525
21,137	G-III Apparel Group, Ltd.[a]	2,135,048
6,811	Harman International Industries, Inc.	726,802
12,000	Hilton Worldwide Holdings, Inc.[a]	313,080
30,800	Home Depot, Inc.	3,233,076
42,730	Houghton Mifflin Harcourt Company[a]	884,938
14,681	Imax Corporation[a]	453,643
18,853	Jarden Corporation[a]	902,682
28,727	Kate Spade & Company[a]	919,551
5,050	Kirkland’s, Inc.[a]	119,382
28,200	Kohl’s Corporation	1,721,328
43,660	Las Vegas Sands Corporation	2,539,266
6,950	Liberty Interactive Corporation[a]	204,469
988	Liberty Ventures[a]	37,267
8,906	Limited Brands, Inc.	770,814
4,562	Lithia Motors, Inc.	395,480
15,120	Lowe’s Companies, Inc.	1,040,256
11,000	Macy’s, Inc.	723,250
9,864	Marriott International, Inc.	769,688
1,000	Marriott Vacations Worldwide Corporation	74,540
47,775	MDC Partners, Inc.	1,085,448
5,750	Nautilus, Inc.[a]	87,285
30,750	NIKE, Inc.	2,956,612
52,040	NutriSystem, Inc.	1,017,382
5,850	Omnicom Group, Inc.	453,199
7,850	Orbitz Worldwide, Inc.[a]	64,606
3,854	O’Reilly Automotive, Inc.[a]	742,357
29,410	Oxford Industries, Inc.	1,623,726
11,810	Papa John’s International, Inc.	658,998
5,029	PVH Corporation	644,567
1,749	Ralph Lauren Corporation	323,845
8,291	Red Robin Gourmet Burgers, Inc.[a]	638,200
4,427	Restoration Hardware Holdings, Inc.[a]	425,036
8,073	Ross Stores, Inc.	760,961
1,400	Royal Caribbean Cruises, Ltd.	115,402
9,850	Ruby Tuesday, Inc.[a]	67,374
6,650	Scientific Games Corporation[a]	84,655
4,800	Scripps Networks Interactive, Inc.	361,296
9,650	Select Comfort Corporation[a]	260,839
2,758	Shutterfly, Inc.[a]	114,995
8,710	Skechers USA, Inc.[a]	481,228
39,700	Starbucks Corporation	3,257,385
7,901	Starwood Hotels & Resorts Worldwide, Inc.	640,534
13,105	Tenneco, Inc.[a]	741,874
3,680	Time Warner Cable, Inc.	559,581
16,636	Toll Brothers, Inc.[a]	570,116
2,850	Tower International, Inc.[a]	72,818
4,768	Tractor Supply Company	375,814
60,530	Tuesday Morning Corporation[a]	1,313,501
4,919	Ulta Salon Cosmetics & Fragrance, Inc.[a]	628,845
5,380	Under Armour, Inc.[a]	365,302
7,835	Vail Resorts, Inc.	714,004
7,149	VF Corporation	535,460
6,050	Wyndham Worldwide Corporation	518,848

	Total	65,689,583

Consumer Staples (1.9%)
15,450	Anheuser-Busch InBev NV ADR	1,735,344
3,700	Archer-Daniels-Midland Company	192,400
9,500	Avon Products, Inc.	89,205
6,363	B&G Foods, Inc.	190,254
2,791	Boston Beer Company, Inc.[a]	808,106
1,300	Coca-Cola Enterprises, Inc.	57,486
24,500	CVS Health Corporation	2,359,595
12,136	Hain Celestial Group, Inc.[a]	707,407
3,800	Ingredion, Inc.	322,392
2,850	Keurig Green Mountain, Inc.	377,326
2,600	Kimberly-Clark Corporation	300,404
1,550	Kroger Company	99,525
3,350	Molson Coors Brewing Company	249,642
22,170	Mondelez International, Inc.	805,325
8,209	Monster Beverage Corporation[a]	889,445
9,893	Natural Grocers by Vitamin Cottage, Inc.[a]	278,686
2,891	Philip Morris International, Inc.	235,472
2,000	Pilgrim’s Pride Corporation[a]	65,580
8,900	Pinnacle Foods, Inc.	314,170
44,500	Rite Aid Corporation[a]	334,640
14,350	TreeHouse Foods, Inc.[a]	1,227,356
6,700	Tyson Foods, Inc.	268,603
20,689	United Natural Foods, Inc.[a]	1,599,777
20,800	Wal-Mart Stores, Inc.	1,786,304
34,180	WhiteWave Foods Company[a]	1,195,958
7,133	Whole Foods Market, Inc.	359,646

	Total	16,850,048

Energy (5.6%)
1,520	Atwood Oceanics, Inc.[a]	43,122
21,500	Cabot Oil & Gas Corporation	636,615
84,154	Cameron International Corporation[a]	4,203,492
43,850	Canadian Natural Resources, Ltd.	1,354,088
3,250	Chesapeake Energy Corporation	63,602
19,120	Chevron Corporation	2,144,882
730	Cimarex Energy Company	77,380
171,946	Cobalt International Energy, Inc.[a]	1,528,600
7,250	Comstock Resources, Inc.	49,373
13,047	Concho Resources, Inc.[a]	1,301,438
1,250	ConocoPhillips	86,325
4,270	Denbury Resources, Inc.	34,715
2,196	Diamondback Energy, Inc.[a]	131,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (47.6%)	Value
Energy (5.6%) - continued
550	Energen Corporation	$35,068
950	Ensco plc	28,452
62,866	EOG Resources, Inc.	5,788,073
28,591	EQT Corporation	2,164,339
1,400	Exterran Holdings, Inc.	45,612
18,950	Exxon Mobil Corporation	1,751,927
2,650	Green Plains, Inc.	65,667
1,500	Gulfmark Offshore, Inc.	36,630
650	Gulfport Energy Corporation[a]	27,131
31,000	Halliburton Company	1,219,230
2,500	Helix Energy Solutions Group, Inc.[a]	54,250
1,000	Helmerich & Payne, Inc.	67,420
4,969	HollyFrontier Corporation	186,238
6,250	Kosmos Energy, Ltd.[a]	52,438
64,818	Marathon Oil Corporation	1,833,701
24,550	Marathon Petroleum Corporation	2,215,883
19,110	Market Vectors Oil Service ETF	686,431
22,350	Nabors Industries, Ltd.	290,103
880	National Oilwell Varco, Inc.	57,666
1,450	Newfield Exploration Company[a]	39,324
1,680	Noble Corporation	27,838
1,130	Noble Energy, Inc.	53,596
86,094	Oasis Petroleum, Inc.[a]	1,423,995
1,075	Oceaneering International, Inc.	63,221
940	Oil States International, Inc.[a]	45,966
2,550	Patterson-UTI Energy, Inc.	42,304
1,980	PDC Energy, Inc.[a]	81,715
39,889	Penn Virginia Corporation[a]	266,459
105,000	Petroleo Brasileiro SA ADR	766,500
340	Pioneer Natural Resources Company	50,609
1,800	QEP Resources, Inc.	36,396
43,835	Rex Energy Corporation[a]	223,559
10,500	Rosetta Resources, Inc.[a]	234,255
64,650	Rowan Companies plc	1,507,638
67,870	Schlumberger, Ltd.	5,796,777
3,550	Seadrill, Ltd.	42,387
7,262	SemGroup Corporation	496,648
4,374	SM Energy Company	168,749
71,465	Southwestern Energy Company[a]	1,950,280
45,800	Suncor Energy, Inc. ADR	1,455,524
7,270	Superior Energy Services, Inc.	146,490
52,600	Total SA ADR	2,693,120
59,812	Trinidad Drilling, Ltd.	267,707
22,366	U.S. Silica Holdings, Inc.	574,583
300,816	Weatherford International, Ltd.[a]	3,444,343
10,282	Whiting Petroleum Corporation[a]	339,306
2,900	WPX Energy, Inc.[a]	33,727

	Total	50,534,184

Financials (7.3%)
2,730	ACE, Ltd.	313,622
9,343	Affiliated Managers Group, Inc.[a]	1,982,958
11,060	Allied World Assurance Company Holdings AG	419,395
5,090	Allstate Corporation	357,572
9,010	American Assets Trust, Inc.	358,688
3,700	American Express Company	344,248
1,950	American Financial Group, Inc.	118,404
11,300	American International Group, Inc.	632,913
3,733	Ameriprise Financial, Inc.	493,689
6,650	AmTrust Financial Services, Inc.	374,063
7,414	Argo Group International Holdings, Ltd.	411,255
1,700	Assurant, Inc.	116,331
18,790	Assured Guaranty, Ltd.	488,352
70,370	Bank of America Corporation	1,258,919
21,322	Bank of the Ozarks, Inc.	808,530
2,550	Banner Corporation	109,701
29,700	BBCN Bancorp, Inc.	427,086
12,600	Berkshire Hathaway, Inc.[a]	1,891,890
8,700	Blackstone Group, LP	294,321
4,700	Boston Private Financial Holdings, Inc.	63,309
10,150	Brixmor Property Group, Inc.	252,126
3,350	Camden Property Trust	247,364
6,100	Capital One Financial Corporation	503,555
5,500	CBL & Associates Properties, Inc.	106,810
1,900	CBRE Group, Inc.[a]	65,075
16,565	Chesapeake Lodging Trust	616,384
43,171	Citigroup, Inc.	2,335,983
1,772	CNA Financial Corporation	68,594
64,060	CNO Financial Group, Inc.	1,103,113
12,400	Comerica, Inc.	580,816
3,350	Corporate Office Properties Trust	95,040
10,750	Crown Castle International Corporation	846,025
3,300	DDR Corporation	60,588
6,405	Deutsche Bank AG	192,278
3,650	Digital Realty Trust, Inc.	241,995
13,649	Discover Financial Services	893,873
15,800	Duke Realty Corporation	319,160
9,273	Education Realty Trust, Inc.	339,299
25,799	Essent Group, Ltd.[a]	663,292
18,183	Evercore Partners, Inc.	952,244
5,500	Extra Space Storage, Inc.	322,520
4,450	FBR & Company[a]	109,426
11,300	First Horizon National Corporation	153,454
13,100	First Niagara Financial Group, Inc.	110,433
25,648	First Republic Bank	1,336,774
7,850	Fulton Financial Corporation	97,026
2,500	General Growth Properties, Inc.	70,325
3,850	Government Properties Income Trust	88,589
4,550	Green Dot Corporation[a]	93,230
3,600	Hancock Holding Company	110,520
54,662	Hanmi Financial Corporation	1,192,178
1,750	Hanover Insurance Group, Inc.	124,810
14,647	HCC Insurance Holdings, Inc.	783,907
19,248	Host Hotels & Resorts, Inc.	457,525
110,350	Huntington Bancshares, Inc.	1,160,882
3,839	Intercontinental Exchange, Inc.	841,854
19,280	Invesco, Ltd.	761,946
24,015	iShares Russell 2000 Growth Index Fund	3,419,256
23,390	iShares Russell 2000 Index Fund	2,799,081
31,873	J.P. Morgan Chase & Company	1,994,612
27,142	Kennedy-Wilson Holdings, Inc.	686,693
25,300	KeyCorp	351,670
9,581	Lazard, Ltd.	479,337
3,100	M&T Bank Corporation	389,422
30,000	MasterCard, Inc.	2,584,800
7,700	MBIA, Inc.[a]	73,458
15,230	MetLife, Inc.	823,791
1,100	Mid-America Apartment Communities, Inc.	82,148
23,740	Morgan Stanley	921,112
12,750	NASDAQ OMX Group, Inc.	611,490
6,950	Northern Trust Corporation	468,430
30,019	PacWest Bancorp	1,364,664
14,830	Parkway Properties, Inc.	272,724
17,480	Pebblebrook Hotel Trust	797,612
25,200	Progressive Corporation	680,148
7,100	Prudential Financial, Inc.	642,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (47.6%)	Value
Financials (7.3%) - continued
2,600	RLJ Lodging Trust	$87,178
750	Sovran Self Storage, Inc.	65,415
86,500	SPDR Euro Stoxx 50 ETF	3,188,390
20,971	SPDR S&P 500 ETF Trust	4,309,540
19,900	Summit Hotel Properties, Inc.	247,556
4,200	Sunstone Hotel Investors, Inc.	69,342
6,222	SVB Financial Group[a]	722,188
46,090	Synovus Financial Corporation	1,248,578
17,009	TD Ameritrade Holding Corporation	608,582
23,923	Terreno Realty Corporation	493,531
5,130	Texas Capital Bancshares, Inc.[a]	278,713
16,200	Unum Group	565,056
10,700	Visa, Inc.	2,805,540
3,950	W.R. Berkley Corporation	202,477
4,450	Wells Fargo & Company	243,949
43,208	Western Alliance Bancorp[a]	1,201,182
2,200	Weyerhaeuser Company	78,958
26,109	Zions Bancorporation	744,368

	Total	66,167,516

Health Care (7.0%)
1,200	Abaxis, Inc.	68,196
2,550	Abbott Laboratories	114,801
14,269	Acadia Healthcare Company, Inc.[a]	873,405
1,900	Acceleron Pharma, Inc.[a]	74,024
29,470	Acorda Therapeutics, Inc.[a]	1,204,439
18,477	Actavis plc[a]	4,756,165
12,200	Aetna, Inc.	1,083,726
18,650	Affymetrix, Inc.[a]	184,075
39,124	Akorn, Inc.[a]	1,416,289
21,158	Align Technology, Inc.[a]	1,182,944
19,750	Allscripts Healthcare Solutions, Inc.[a]	252,207
6,657	AmerisourceBergen Corporation	600,195
9,000	Amgen, Inc.	1,433,610
29,272	AMN Healthcare Services, Inc.[a]	573,731
1,600	AmSurg Corporation[a]	87,568
3,650	Anthem, Inc.	458,695
8,210	Baxter International, Inc.	601,711
700	Biogen Idec, Inc.[a]	237,615
7,572	BioMarin Pharmaceutical, Inc.[a]	684,509
62,950	Boston Scientific Corporation[a]	834,087
8,200	Bruker Corporation[a]	160,884
2,808	C.R. Bard, Inc.	467,869
18,250	Cambrex Corporation[a]	394,565
23,557	Cardiovascular Systems, Inc.[a]	708,595
9,142	Catamaran Corporation[a]	473,099
14,961	Cantene Corporation[a]	1,553,700
71,948	Cerner Corporation[a]	4,652,158
1,650	Charles River Laboratories International, Inc.[a]	105,006
2,237	Cooper Companies, Inc.	362,595
5,810	Covidien plc	594,247
13,426	Cyberonics, Inc.[a]	747,560
55,803	Depomed, Inc.[a]	898,986
1,800	Edwards Lifesciences Corporation[a]	229,284
3,900	Endo International plc[a]	281,268
12,291	Envision Healthcare Holdings, Inc.[a]	426,375
63,952	ExamWorks Group, Inc.[a]	2,659,764
3,900	Express Scripts Holding Company[a]	330,213
52,800	Gilead Sciences, Inc.[a]	4,976,928
1,200	Greatbatch, Inc.[a]	59,160
4,150	HCA Holdings, Inc.[a]	304,569
14,050	Hologic, Inc.[a]	375,697
3,100	lllumina, Inc.[a]	572,198
27,661	Impax Laboratories, Inc.[a]	876,300
45,428	Ironwood Pharmaceuticals, Inc.[a]	695,957
30,902	Johnson & Johnson	3,231,422
5,357	LifePoint Hospitals, Inc.[a]	385,222
2,600	Mallinckrodt, LLC[a]	257,478
2,550	McKesson Corporation	529,329
17,480	Merck & Company, Inc.	992,689
2,128	Mettler-Toledo International, Inc.[a]	643,635
4,285	Mylan, Inc.[a]	241,545
49,902	Neurocrine Biosciences, Inc.[a]	1,114,811
13,700	Novavax, Inc.[a]	81,241
12,116	NPS Pharmaceuticals, Inc.[a]	433,389
48,851	NuVasive, Inc.[a]	2,303,813
7,700	PAREXEL International Corporation[a]	427,812
4,770	Perrigo Company plc	797,353
24,500	Pfizer, Inc.	763,175
2,750	PharMerica Corporation[a]	56,953
1,550	Providence Service Corporation[a]	56,482
1,887	Puma Biotechnology, Inc.[a]	357,152
2,450	Qiagen NVa	57,477
1,650	Quintiles Transnational Holdings, Inc.[a]	97,136
8,400	Spectrum Pharmaceuticals, Inc.[a]	58,212
1,900	St. Jude Medical, Inc.	123,557
22,258	Team Health Holdings, Inc.[a]	1,280,503
27,087	Teleflex, Inc.	3,110,129
600	Thermo Fisher Scientific, Inc.	75,174
13,763	UnitedHealth Group, Inc.	1,391,302
5,874	Universal Health Services, Inc.	653,541
32,755	Vertex Pharmaceuticals, Inc.[a]	3,891,294
3,100	Waters Corporation[a]	349,432

	Total	63,390,227

Industrials (6.4%)
2,150	AAR Corporation	59,727
16,450	ADT Corporation	595,984
9,400	Allison Transmission Holdings, Inc.	318,660
13,230	Apogee Enterprises, Inc.	560,555
2,700	Argan, Inc.	90,828
5,266	B/E Aerospace, Inc.[a]	305,533
3,200	Boeing Company	415,936
3,307	Briggs & Stratton Corporation	67,529
3,650	Caterpillar, Inc.	334,084
18,600	CLARCOR, Inc.	1,239,504
8,500	Con-way, Inc.	418,030
17,300	CSX Corporation	626,779
12,280	Curtiss-Wright Corporation	866,845
93,400	Delta Air Lines, Inc.	4,594,346
31,694	EMCOR Group, Inc.	1,410,066
9,800	Esterline Technologies Corporation[a]	1,074,864
2,858	Fastenal Company	135,926
7,550	Federal Signal Corporation	116,572
17,290	Flowserve Corporation	1,034,461
37,650	Fluor Corporation	2,282,719
11,017	Fortune Brands Home and Security, Inc.	498,740
3,281	GATX Corporation	188,789
7,564	Generac Holdings, Inc.[a]	353,693
6,010	Graco, Inc.	481,882
30,068	Granite Construction, Inc.	1,143,185
13,134	H&E Equipment Services, Inc.	368,934
32,110	Healthcare Services Group, Inc.	993,162
11,050	Heico Corporation	667,420
28,150	HNI Corporation	1,437,339
4,965	Honeywell International, Inc.	496,103
3,900	Huntington Ingalls Industries, Inc.	438,594
8,717	Huron Consulting Group, Inc.[a]	596,156
41,750	Ingersoll-Rand plc	2,646,532

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (47.6%)	Value
Industrials (6.4%) - continued
6,000	Insperity, Inc.	$203,340
71,625	Interface, Inc.	1,179,664
13,020	Jacobs Engineering Group, Inc.[a]	581,864
5,574	JB Hunt Transport Services, Inc.	469,610
1,200	Kansas City Southern	146,436
9,300	KAR Auction Services, Inc.	322,245
2,633	KLX, Inc.[a]	108,611
35,600	Korn/Ferry International[a]	1,023,856
12,970	Landstar System, Inc.	940,714
3,500	Manpower, Inc.	238,595
17,409	MasTec, Inc.[a]	393,617
4,550	Meritor, Inc.[a]	68,932
9,465	Middleby Corporation[a]	937,982
4,300	Mistras Group, Inc.[a]	78,819
9,800	Mueller Water Products, Inc.	100,352
9,813	Nielsen NV	438,935
4,350	Old Dominion Freight Line, Inc.[a]	337,734
27,637	On Assignment, Inc.[a]	917,272
12,675	Oshkosh Corporation	616,639
3,728	Parker Hannifin Corporation	480,726
14,570	Pentair, Ltd.	967,739
23,835	PGT, Inc.[a]	229,531
37,870	Progressive Waste Solutions, Ltd.	1,139,130
18,100	Proto Labs, Inc.[a]	1,215,596
11,400	Quanta Services, Inc.[a]	323,646
45,563	Ritchie Brothers Auctioneers, Inc.	1,225,189
15,892	Robert Half International, Inc.	927,775
4,228	Roper Industries, Inc.	661,048
13,690	Saia, Inc.[a]	757,878
64,015	Southwest Airlines Company	2,709,115
1,750	Spirit Aerosystems Holdings, Inc.[a]	75,320
17,691	Spirit Airlines, Inc.[a]	1,337,086
7,826	Stericycle, Inc.[a]	1,025,832
23,876	Swift Transportation Company[a]	683,570
12,066	Tennant Company	870,803
35,650	Union Pacific Corporation	4,246,984
5,850	United Continental Holdings, Inc.[a]	391,307
7,132	United Rentals, Inc.[a]	727,535
1,300	United Technologies Corporation	149,500
3,100	WABCO Holdings, Inc.[a]	324,818
2,296	WageWorks, Inc.[a]	148,253
5,702	Watsco, Inc.	610,114
6,615	Watts Water Technologies, Inc.	419,656

	Total	57,612,845

Information Technology (9.8%)
21,619	A10 Networks, Inc.[a]	94,259
10,219	Agilent Technologies, Inc.	418,366
10,500	Akamai Technologies, Inc.[a]	661,080
11,685	Alibaba Group Holding, Ltd. ADR[a]	1,214,539
3,050	Alliance Data Systems Corporation[a]	872,453
6,902	Ambarella, Inc.[a]	350,069
2,850	Amdocs, Ltd.	132,967
14,845	Amphenol Corporation	798,809
5,668	ANSYS, Inc.[a]	464,776
72,614	Apple, Inc.[b]	8,015,133
32,484	Applied Materials, Inc.	809,501
71,724	Applied Micro Circuits Corporation[a]	467,640
11,116	Applied Optoelectronics, Inc.[a]	124,722
26,823	Aspen Technology, Inc.[a]	939,341
155,910	Atmel Corporation[a]	1,308,864
3,691	Autodesk, Inc.[a]	221,681
3,400	AVG Technologies NVa	67,116
7,280	Belden, Inc.	573,737
2,750	Booz Allen Hamilton Holding Corporation	72,958
17,650	Broadcom Corporation	764,775
30,030	Broadridge Financial Solutions, Inc.	1,386,785
30,350	Brocade Communications Systems, Inc.	359,344
16,879	Cardtronics, Inc.[a]	651,192
10,099	Cavium, Inc.[a]	624,320
5,850	CDW Corporation	205,745
17,325	ChannelAdvisor Corporation[a]	373,874
13,080	Ciena Corporation[a]	253,883
3,150	Cirrus Logic, Inc.[a]	74,246
48,750	Cisco Systems, Inc.	1,355,981
4,450	Citrix Systems, Inc.[a]	283,910
12,230	Cognex Corporation[a]	505,466
6,400	Coherent, Inc.[a]	388,608
6,850	Computer Sciences Corporation	431,892
16,279	Constant Contact, Inc.[a]	597,439
19,710	Cornerstone OnDemand, Inc.[a]	693,792
45,250	Corning, Inc.	1,037,583
15,885	Dealertrack Technologies, Inc.[a]	703,864
13,511	Demandware, Inc.[a]	777,423
3,300	Diodes, Inc.[a]	90,981
27,820	DST Systems, Inc.	2,619,253
5,874	eBay, Inc.[a]	329,649
7,500	Electronic Arts, Inc.[a]	352,613
8,135	Electronics for Imaging, Inc.[a]	348,422
141,600	EMC Corporation	4,211,184
9,386	EVERTEC, Inc.	207,712
5,312	F5 Networks, Inc.[a]	693,030
55,350	Facebook, Inc.[a]	4,318,407
9,350	Fairchild Semiconductor International, Inc.[a]	157,828
8,470	FEI Company	765,265
21,582	Fortinet, Inc.[a]	661,704
8,000	Gartner, Inc.[a]	673,680
5,373	Google, Inc.[a]	2,828,347
6,023	Google, Inc., Class Aa	3,196,165
39,994	Guidewire Software, Inc.[a]	2,024,896
25,949	HomeAway, Inc.[a]	772,761
6,717	IAC InterActiveCorp	408,326
1,650	iGATE Corporation[a]	65,142
5,728	Imperva, Inc.[a]	283,135
1,600	International Business Machines Corporation	256,704
24,010	Juniper Networks, Inc.	535,903
5,086	Keysight Technologies, Inc.[a]	171,754
9,914	Linkedln Corporation[a]	2,277,345
4,200	Liquidity Services, Inc.[a]	34,314
8,474	Manhattan Associates, Inc.[a]	345,061
18,450	Marvell Technology Group, Ltd.	267,525
4,900	Maxim Integrated Products, Inc.	156,163
55,777	MaxLinear, Inc.[a]	413,308
7,044	Methode Electronics, Inc.	257,176
10,870	Microsoft Corporation	504,912
11,159	Monolithic Power Systems, Inc.	555,049
89,232	NetApp, Inc.	3,698,666
3,527	Newport Corporation[a]	67,401
4,481	Nice Systems, Ltd. ADR	226,963
8,565	Nuance Communications, Inc.[a]	122,223
55,414	NVIDIA Corporation	1,111,051
12,620	NXP Semiconductors NVa	964,168
16,700	Oracle Corporation	750,999
22,246	Plantronics, Inc.	1,179,483
4,950	Polycom, Inc.[a]	66,825
31,216	Proofpoint, Inc.[a]	1,505,548
19,746	QLIK Technologies, Inc.[a]	609,954
47,070	QUALCOMM, Inc.[b]	3,498,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (47.6%)	Value
Information Technology (9.8%) - continued
1,550	Rackspace Hosting, Inc.[a]	$72,556
7,650	Red Hat, Inc.[a]	528,921
52,000	Salesforce.com, Inc.[a]	3,084,120
6,300	Sanmina Corporation[a]	148,239
7,431	ServiceNow, Inc.[a]	504,193
4,059	Skyworks Solutions, Inc.	295,130
26,747	Sonus Networks, Inc.[a]	106,186
1,518	SPS Commerce, Inc.[a]	85,964
7,850	Symantec Corporation	201,392
3,752	Synaptics, Inc.[a]	258,288
5,052	Synopsys, Inc.[a]	219,610
3,150	Take-Two Interactive Software, Inc.[a]	88,295
9,500	Teradata Corporation[a]	414,960
19,551	Teradyne, Inc.	386,914
9,730	Texas Instruments, Inc.	520,214
12,124	Textura Corporation[a]	345,170
8,600	Total System Services, Inc.	292,056
2,322	Tyler Technologies, Inc.[a]	254,120
22,830	Ubiquiti Networks, Inc.	676,681
5,626	Ultimate Software Group, Inc.[a]	825,981
2,700	Unisys Corporation[a]	79,596
6,600	Vantiv, Inc.[a]	223,872
7,797	VeriFone Systems, Inc.[a]	290,048
55,148	Virtusa Corporation[a]	2,298,017
27,700	VMware, Inc.[a]	2,285,804
2,500	WebMD Health Corporation[a]	98,875
38,250	Xerox Corporation	530,145

	Total	88,779,188

Materials (1.7%)
3,850	Agnico Eagle Mines, Ltd.	95,826
4,410	Airgas, Inc.	507,944
3,744	Albemarle Corporation	225,127
23,650	Alcoa, Inc.	373,433
2,700	Avery Dennison Corporation	140,076
3,800	Ball Corporation	259,046
23,100	Barrick Gold Corporation	248,325
7,407	Celanese Corporation	444,124
31,994	Chemtura Corporation[a]	791,212
1,300	Clearwater Paper Corporation[a]	89,115
850	Compass Minerals International, Inc.	73,805
6,900	Crown Holdings, Inc.[a]	351,210
6,590	Dow Chemical Company	300,570
11,140	Eagle Materials, Inc.	846,974
2,800	Eastman Chemical Company	212,408
13,200	Eldorado Gold Corporation	80,256
6,050	Ferro Corporation[a]	78,408
8,485	FMC Corporation	483,900
3,000	Franco-Nevada Corporation	147,570
23,650	Freeport-McMoRan, Inc.	552,464
16,050	Goldcorp, Inc.	297,246
61,968	Graphic Packaging Holding Company[a]	844,004
37,450	Horsehead Holding Corporation[a]	592,833
1,550	Innophos Holdings, Inc.	90,598
11,550	International Paper Company	618,849
21,800	Kinross Gold Corporation[a]	61,476
850	LyondellBasell Industries NV	67,482
1,150	Martin Marietta Materials, Inc.	126,868
23,460	Materials Select Sector SPDR Fund	1,139,687
4,100	MeadWestvaco Corporation	181,999
9,750	Newmont Mining Corporation	184,275
4,830	Nucor Corporation	236,911
15,700	Owens-Illinois, Inc.[a]	423,743
6,700	Packaging Corporation of America	522,935
19,243	PolyOne Corporation	729,502
3,700	Rock-Tenn Company	225,626
6,950	Royal Gold, Inc.	435,765
5,000	Sealed Air Corporation	212,150
6,904	Silgan Holdings, Inc.	370,054
14,738	Silver Wheaton Corporation	299,624
1,450	Sonoco Products Company	63,365
10,000	Southern Copper Corporation	282,000
23,370	Steel Dynamics, Inc.	461,324
13,350	Teck Resources, Ltd.	182,094
2,200	Tronox, Ltd.	52,536
2,450	Vulcan Materials Company	161,038
1,350	Westlake Chemical Corporation	82,472
1,450	Worthington Industries, Inc.	43,630
17,600	Yamana Gold, Inc.	70,752

	Total	15,362,631

Telecommunications Services (0.1%)
2,985	Level 3 Communications, Inc.[a]	147,399
5,174	SBA Communications Corporation[a]	573,072
10,658	Verizon Communications, Inc.	498,581
16,750	Vonage Holdings Corporation[a]	63,818

	Total	1,282,870

Utilities (0.5%)
2,400	Atmos Energy Corporation	133,776
5,950	Edison International, Inc.	389,606
5,920	Laclede Group, Inc.	314,944
6,890	NiSource, Inc.	292,274
27,080	NorthWestern Corporation	1,532,186
14,290	PG&E Corporation	760,800
8,340	Portland General Electric Company	315,502
9,050	Public Service Enterprise Group, Inc.	374,761
3,900	Southern Company	191,529
2,100	Vectren Corporation	97,083
5,950	Wisconsin Energy Corporation	313,803

	Total	4,716,264

	Total Common Stock (cost $355,904,483)	430,385,356

	Affiliated Mutual Funds (38.3%)
Equity Mutual Funds (35.9%)
708,951	Thrivent Partner Small Cap Value Portfolio	20,049,563
1,737,044	Thrivent Small Cap Stock Portfolio	31,911,232
1,693,599	Thrivent Partner Mid Cap Value Portfolio	30,716,459
2,633,658	Thrivent Mid Cap Stock Portfolio	49,659,992
11,481,744	Thrivent Partner Worldwide Allocation Portfolio	106,787,106
2,807,135	Thrivent Large Cap Value Portfolio	47,124,226
3,155,081	Thrivent Large Cap Stock Portfolio	38,896,156

	Total	325,144,734

Fixed Income Mutual Funds (2.4%)
1,158,209	Thrivent High Yield Portfolio	5,644,416
447,538	Thrivent Opportunity Income Plus Portfolio	4,542,552
426,005	Thrivent Income Portfolio	4,473,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Affiliated Mutual Funds (38.3%)	Value
Fixed Income Mutual Funds (2.4%) - continued
747,607	Thrivent Limited Maturity Bond Portfolio	$7,337,690

	Total	21,998,177

	Total Affiliated Mutual Funds (cost $313,923,488)	347,142,911

Principal Amount	Long-Term Fixed Income (2.6%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
$650,000	6.011%, 5/25/2036[c]	459,911

	Total	459,911

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
37,075	0.620%, 12/25/2035[d]	20,208
	Residential Asset Securitization Trust
49,717	0.550%, 8/25/2037[d]	18,240
	Sequoia Mortgage Trust
151,449	2.657%, 9/20/2046	125,543
	WaMu Mortgage Pass Through Certificates
67,519	2.233%, 9/25/2036	60,411
99,927	2.274%, 10/25/2036	88,183

	Total	312,585

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	264,394
	Government National Mortgage Association
14,958	2.164%, 3/16/2033	14,976
8,706	3.214%, 1/16/2040	8,757

	Total	288,127

Energy (0.3%)
	Antero Resources Corporation
195,000	5.125%, 12/1/2022[e]	183,788
	Bonanza Creek Energy, Inc.
140,000	6.750%, 4/15/2021	123,200
	California Resources Corporation
195,000	6.000%, 11/15/2024[e]	164,775
	Chaparral Energy, Inc.
195,000	7.625%, 11/15/2022	127,725
	Chesapeake Energy Corporation
120,000	4.875%, 4/15/2022	116,700
	Concho Resources, Inc.
155,000	5.500%, 10/1/2022	156,550
	Energy XXI Gulf Coast, Inc.
195,000	7.500%, 12/15/2021[f]	105,300
	Halcon Resources Corporation
195,000	8.875%, 5/15/2021[f]	146,737
	Hornbeck Offshore Services, Inc.
110,000	5.000%, 3/1/2021	90,200
	Jones Energy Holdings, LLC
195,000	6.750%, 4/1/2022[e]	148,200
	Laredo Petroleum, Inc.
195,000	5.625%, 1/15/2022	170,625
	Linn Energy, LLC
155,000	8.625%, 4/15/2020	134,850
	MEG Energy Corporation
210,000	7.000%, 3/31/2024[e]	190,050
	Oasis Petroleum, Inc.[e]
80,000	6.875%, 3/15/2022	72,800
	Offshore Group Investment, Ltd.
155,000	7.125%, 4/1/2023	110,050
	Pacific Drilling SA
155,000	5.375%, 6/1/2020[e]	126,325
	Precision Drilling Corporation
155,000	5.250%, 11/15/2024[e]	127,100
	Range Resources Corporation
195,000	5.000%, 3/15/2023	195,000
	Rosetta Resources, Inc.
150,000	5.875%, 6/1/2024	133,500
	Samson Investment Company
195,000	9.750%, 2/15/2020	80,803
	Whiting Petroleum Corporation
155,000	5.750%, 3/15/2021	143,762

	Total	2,848,040

Mortgage-Backed Securities (0.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
875,000	3.000%, 1/1/2030[g]	908,175
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	4.000%, 1/1/2045[g]	932,695
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
900,000	3.500%, 1/1/2030[g]	950,766
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,825,000	3.500%, 1/1/2045[g]	1,902,420
1,675,000	4.000%, 1/1/2045[g]	1,787,650
1,575,000	4.500%, 1/1/2045[g]	1,709,613

	Total	8,191,319

Transportation (<0.1%)
	Hornbeck Offshore Services, Inc.
40,000	5.875%, 4/1/2020	35,400

	Total	35,400

U.S. Government and Agencies (1.2%)
	Federal National Mortgage Association
665,000	0.875%, 5/21/2018	653,942
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	210,056
	U.S. Treasury Bonds
2,540,000	3.000%, 5/15/2042	2,669,779
	U.S. Treasury Notes
225,000	0.625%, 10/15/2016	225,070
425,000	1.500%, 10/31/2019	422,410
1,400,000	1.875%, 6/30/2020	1,409,407
250,000	2.125%, 9/30/2021	252,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (2.6%)	Value
U.S. Government and Agencies (1.2%) - continued
$250,000	1.625%, 8/15/2022	$243,164
100,000	2.250%, 11/15/2024	100,672
2,800,000	3.625%, 2/15/2044	3,295,032
	U.S. Treasury Notes, TIPS
1,335,386	0.125%, 4/15/2018	1,330,378

	Total	10,812,722

	Total Long-Term Fixed Income (cost $22,025,240)	22,948,104

Shares	Collateral Held for Securities Loaned (<0.1%)
241,100	Thrivent Cash Management Trust	241,100

	Total Collateral Held for Securities Loaned (cost $241,100)	241,100

Shares or Principal Amount	Short-Term Investments (12.2%)[h]
	Federal Home Loan Bank Discount Notes
2,000,000	0.040%, 1/2/2015	1,999,998
5,000,000	0.060%, 1/6/2015	4,999,958
3,000,000	0.057%, 1/9/2015	2,999,962
2,000,000	0.070%, 1/16/2015	1,999,942
6,000,000	0.063%, 1/21/2015	5,999,789
4,000,000	0.070%, 1/23/2015	3,999,829
2,000,000	0.060%, 1/30/2015	1,999,903
4,000,000	0.073%, 2/4/2015	3,999,726
10,000,000	0.080%, 2/10/2015	9,999,111
5,000,000	0.095%, 2/11/2015[b]	4,999,459
2,000,000	0.050%, 3/2/2015	1,999,833
6,000,000	0.100%, 3/4/2015	5,998,967
6,200,000	0.105%, 3/6/2015[b]	6,198,842
20,000,000	0.113%, 3/13/2015	19,995,563
2,200,000	0.090%, 4/24/2015[b]	2,199,379
	Federal Home Loan Mortgage Corporation Discount Notes
1,768,000	0.080%, 2/2/2015	1,767,874
	Federal National Mortgage Association Discount Notes
29,000,000	0.046%, 1/5/2015	28,999,852

	Total Short-Term Investments (at amortized cost)	110,157,987

	Total Investments (cost $802,252,298) 100.7%	$910,875,458

	Other Assets and Liabilities, Net (0.7%)	(5,985,552)

	Total Net Assets 100.0%	$904,889,906

a	Non-income producing security.
b	At December 31, 2014, $14,734,682 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $940,238 or 0.1% of total net assets.
f	All or a portion of the security is on loan.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$139,269,377
Gross unrealized depreciation	(31,651,461)

Net unrealized appreciation (depreciation)	$107,617,916

Cost for federal income tax purposes	$803,257,542

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	65,689,583	65,689,583	—	—
Consumer Staples	16,850,048	16,850,048	—	—
Energy	50,534,184	50,266,477	267,707	—
Financials	66,167,516	66,167,516	—	—
Health Care	63,390,227	63,390,227	—	—
Industrials	57,612,845	57,612,845	—	—
Information Technology	88,779,188	88,779,188	—	—
Materials	15,362,631	15,362,631	—	—
Telecommunications Services	1,282,870	1,282,870	—	—
Utilities	4,716,264	4,716,264	—	—
Affiliated Mutual Funds
Equity Mutual Funds	325,144,734	325,144,734	—	—
Fixed Income Mutual Funds	21,998,177	21,998,177	—	—
Long-Term Fixed Income
Asset-Backed Securities	459,911	—	459,911	—
Collateralized Mortgage Obligations	312,585	—	312,585	—
Commercial Mortgage-Backed Securities	288,127	—	288,127	—
Energy	2,848,040	—	2,848,040	—
Mortgage-Backed Securities	8,191,319	—	8,191,319	—
Transportation	35,400	—	35,400	—
U.S. Government and Agencies	10,812,722	—	10,812,722	—
Collateral Held for Securities Loaned	241,100	241,100	—	—
Short-Term Investments	110,157,987	—	110,157,987	—

Total	$910,875,458	$777,501,660	$133,373,798	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	9,904,142	9,904,142	—	—

Total Asset Derivatives	$9,904,142	$9,904,142	$—	$—

Liability Derivatives
Futures Contracts	7,616,334	7,616,334	—	—

Total Liability Derivatives	$7,616,334	$7,616,334	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(75)	March 2015	($16,413,053)	($16,394,532)	$18,521
5-Yr. U.S. Treasury Bond Futures	(144)	March 2015	(17,108,561)	(17,125,875)	(17,314)
10-Yr. U.S. Treasury Bond Futures	(45)	March 2015	(5,668,457)	(5,705,860)	(37,403)
30-Yr. U.S. Treasury Bond Futures	60	March 2015	8,434,402	8,673,750	239,348
Eurex EURO STOXX 50 Futures	1,356	March 2015	48,766,339	51,325,226	2,558,887
Mini MSCI EAFE Index Futures	184	March 2015	16,023,399	16,172,680	149,281
Russell 2000 Index Mini-Futures	(440)	March 2015	(50,251,344)	(52,830,800)	(2,579,456)
S&P 400 Index Mini-Futures	(824)	March 2015	(114,382,479)	(119,364,640)	(4,982,161)
S&P 500 Index Futures	378	March 2015	187,418,486	193,951,800	6,533,314
Ultra Long Term U.S. Treasury Bond Futures	53	March 2015	8,350,146	8,754,937	404,791
Total Futures Contracts					$2,287,808

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$662,660
Total Interest Rate Contracts		662,660
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,241,482
Total Equity Contracts		9,241,482

Total Asset Derivatives		$9,904,142

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	54,717
Total Interest Rate Contracts		54,717
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,561,617
Total Equity Contracts		7,561,617

Total Liability Derivatives		$7,616,334

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,640,216
Total Equity Contracts		7,640,216
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,320,625
Total Interest Rate Contracts		1,320,625

Total		$8,960,841

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	464,998
Total Interest Rate Contracts		464,998
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	380,508
Total Equity Contracts		380,508

Total		$845,506

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$369,237,539	43.3%
Interest Rate Contracts	47,404,968	5.6

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Opportunity Income Plus	$7,094,444	$222,724	$2,800,000	447,538	$4,542,552	$222,483
Partner Small Cap Growth	68,748,387	7,785,264	64,802,142	—	—	—
Partner Small Cap Value	19,488,107	545,987	—	708,951	20,049,563	42,323
Small Cap Stock	30,462,701	398,737	—	1,737,044	31,911,232	66,315
Partner Mid Cap Value	27,057,173	3,929,059	—	1,693,599	30,716,459	181,886
Mid Cap Stock	44,367,253	2,238,876	—	2,633,658	49,659,992	147,439
Partner Worldwide Allocation	112,823,728	2,293,241	—	11,481,744	106,787,106	2,293,241
Large Cap Value	43,220,812	551,300	—	2,807,135	47,124,226	551,300
Large Cap Stock	36,941,866	335,055	—	3,155,081	38,896,156	335,055
High Yield	9,193,170	2,093,755	5,429,185	1,158,209	5,644,416	464,546
Income	6,048,407	2,992,854	4,687,919	426,005	4,473,519	240,995
Limited Maturity Bond	8,294,764	6,392,791	7,351,763	747,607	7,337,690	170,998
Cash Management Trust-Collateral Investment	—	3,127,369	2,886,269	241,100	241,100	349
Total Value and Income Earned	413,740,812				347,384,011	4,716,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (1.9%)[a]	Value
Basic Materials (0.1%)
	Axalta Coating Systems US Holdings, Inc., Term Loan
$809,709	3.750%, 2/1/2020	$786,810
	Fortescue Metals Group, Ltd., Term Loan
1,026,506	3.750%, 6/30/2019	930,015
	Ineos Group Holdings, Ltd., Term Loan
1,368,137	3.750%, 5/4/2018	1,323,522
	NewPage Corporation, Term Loan
1,400,000	9.500%, 2/11/2021	1,327,662
	Wausau Paper Corporation, Term Loan
796,000	6.500%, 7/30/2020	788,040

	Total	5,156,049

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
1,088,267	3.750%, 10/9/2019	1,054,596
	Berry Plastics Group, Inc., Term Loan
1,802,887	3.500%, 2/8/2020	1,741,066
	Silver II Borrower, Term Loan
448,533	4.000%, 12/13/2019	415,875
	STHI Holding Corporation, Term Loan
279,300	4.500%, 8/6/2021	276,739

	Total	3,488,276

Communications Services (0.7%)
	Atlantic Broadband Penn, LLC, Term Loan
562,842	3.250%, 11/30/2019	550,178
	Birch Communication Inc., Term Loan
1,408,715	7.750%, 7/17/2020	1,380,541
	Cable & Wireless Communications plc, Term Loan
256,000	0.000%, 11/25/2016[b,c]	254,720
	Cengage Learning Aquisitions, Term Loan
2,600,350	7.000%, 3/31/2020	2,571,096
	Cequel Communications, LLC, Term Loan
572,638	3.500%, 2/14/2019	562,937
	Charter Communications Operating, LLC, Term Loan
241,325	3.000%, 7/1/2020	236,349
	Clear Channel Communications, Inc., Term Loan
11,795	3.819%, 1/29/2016	11,659
1,398,024	6.919%, 1/30/2019	1,315,136
449,628	7.669%, 7/30/2019	427,709
	Cumulus Media Holdings, Inc., Term Loan
1,250,519	4.250%, 12/23/2020[b,c]	1,210,915
	Fairpoint Communications, Term Loan
1,203,563	7.500%, 2/14/2019	1,190,781
	Grande Communications Networks, LLC, Term Loan
733,832	4.500%, 5/29/2020	723,742
	Hargray Communications Group, Inc., Term Loan
1,436,210	5.250%, 6/26/2019	1,425,438
	Integra Telecom Holdings, Inc., Term Loan
731,963	5.250%, 2/22/2019	710,465
250,000	9.750%, 2/21/2020	247,812
	Intelsat Jackson Holdings SA, Term Loan
1,097,851	3.750%, 6/30/2019	1,080,011
	Level 3 Communications, Inc., Term Loan
1,555,000	4.000%, 1/15/2020	1,541,394
	Level 3 Financing, Inc., Term Loan
640,000	4.500%, 1/31/2022	639,802
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
935,000	0.000%, 1/7/2022[b,c]	906,950
1,830,000	4.500%, 1/7/2022	1,779,675
	LTS Buyer, LLC, Term Loan
546,675	4.000%, 4/13/2020	534,036
39,215	8.000%, 4/12/2021	38,480
	McGraw-Hill Global Education, LLC, Term Loan
1,113,305	5.750%, 3/22/2019	1,107,394
	Mediacom Broadband, LLC, Term Loan
625,600	4.000%, 1/20/2020	611,005
	NEP Broadcasting, LLC, Term Loan
68,572	9.500%, 7/22/2020	67,114
	NEP/NCP Holdco, Inc., Term Loan
1,807,961	4.250%, 1/22/2020	1,765,781
	NTelos, Inc., Term Loan
361,675	5.750%, 11/9/2019	314,657
	Syniverse Holdings, Inc., Term Loan
950,131	4.000%, 4/23/2019	921,627
	TNS, Inc., Term Loan
715,986	5.000%, 2/14/2020	707,931
	Univision Communications, Inc., Term Loan
1,671,841	4.000%, 3/1/2020	1,632,553
	Virgin Media Investment Holdings, Ltd., Term Loan
1,505,000	3.500%, 6/7/2020	1,475,818
	WideOpenWest Finance, LLC, Term Loan
1,601,475	4.750%, 4/1/2019	1,588,471
	XO Communications, LLC, Term Loan
297,750	4.250%, 3/20/2021	291,795
	Yankee Cable Acquisition, LLC, Term Loan
929,204	4.500%, 3/1/2020	923,396
	Zayo Group, LLC, Term Loan
1,462,005	4.000%, 7/2/2019	1,444,315

	Total	32,191,683

Consumer Cyclical (0.3%)
	Amaya Gaming Group, Inc., Term Loan
1,032,413	5.000%, 8/1/2021[b,c]	1,021,314
	Burlington Coat Factory Warehouse Corporation, Term Loan
898,571	4.250%, 8/13/2021	885,659
	Ceridian HCM Holding, Inc., Term Loan
348,998	4.500%, 9/15/2020	342,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (1.9%)[a]	Value
Consumer Cyclical (0.3%) - continued
	Chrysler Group, LLC, Term Loan
$820,127	3.500%, 5/24/2017	$814,124
	Golden Nugget, Inc., Delayed Draw
149,985	5.500%, 11/21/2019	147,830
	Golden Nugget, Inc., Term Loan
349,965	5.500%, 11/21/2019	344,936
	Hilton Worldwide Finance, LLC, Term Loan
798,246	3.500%, 10/26/2020	787,932
	J.C. Penney Corporation, Inc., Term Loan
364,450	6.000%, 5/22/2018	356,858
	Las Vegas Sands, LLC, Term Loan
4,653,000	3.250%, 12/19/2020	4,620,057
	Marina District Finance Company, Inc., Term Loan
2,918,850	6.750%, 8/15/2018	2,892,697
	MGM Resorts lnternational, Term Loan
764,400	3.500%, 12/20/2019	742,905
	Mohegan Tribal Gaming Authority, Term Loan
1,485,000	5.500%, 11/19/2019	1,424,278
	Rite Aid Corporation, Term Loan
182,235	3.500%, 2/21/2020	181,096
365,000	5.750%, 8/21/2020	365,610
	ROC Finance, LLC, Term Loan
1,338,062	5.000%, 6/20/2019	1,237,708
	Scientific Games International, Inc., Term Loan
411,880	6.000%, 10/18/2020	405,393
	Seminole Indian Tribe of Florida, Term Loan
403,650	3.000%, 4/29/2020	401,297

	Total	16,972,368

Consumer Non-Cyclical (0.2%)
	Albertsons, Inc., Term Loan
1,079,134	4.750%, 3/21/2019	1,071,041
	Biomet, Inc., Term Loan
929,638	3.670%, 7/25/2017	923,995
	Catalina Marketing Corporation, Term Loan
303,475	4.500%, 4/9/2021	288,113
	CHS/Community Health Systems, Inc., Term Loan
216,079	3.486%, 1/25/2017	214,637
575,921	4.250%, 1/27/2021	573,883
	Del Monte Corporation, Term Loan
149,190	3.500%, 3/9/2020	142,477
	Hologic, Inc., Term Loan
560,486	3.250%, 8/1/2019	554,495
	JBS USA, LLC, Term Loan
804,656	3.750%, 5/25/2018	792,586
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,880,550	4.750%, 6/30/2021	1,847,170
	Roundy’s Supermarkets, Inc., Term Loan
1,495,632	5.750%, 3/3/2021	1,399,657
	Supervalu, Inc., Term Loan
1,108,130	4.500%, 3/21/2019	1,086,588
	Visant Corporation, Term Loan
1,974,697	7.000%, 9/23/2021	1,915,456

	Total	10,810,098

Energy (0.1%)
	Arch Coal, Inc., Term Loan
3,186,785	6.250%, 5/16/2018	2,630,436
	Energy Solutions, LLC, Term Loan
601,975	6.750%, 5/29/2020	599,152
	Expro Holdings UK 2, Ltd., Term Loan
448,875	5.750%, 9/2/2021	365,833
	Fieldwood Energy, LLC, Term Loan
96,059	8.375%, 9/30/2020	69,763
	Houston Fuel Oil Terminal, LLC, Term Loan
952,613	4.250%, 8/19/2021[b,c]	909,745
	McJunkin Red Man Corporation, Term Loan
612,250	5.000%, 11/8/2019	561,739
	Offshore Group Investment, Ltd., Term Loan
987,413	5.750%, 3/28/2019	735,622
	Pacific Drilling SA, Term Loan
487,575	4.500%, 6/3/2018	400,626
	TerraForm Power Operating, LLC, Term Loan
303,475	4.750%, 7/23/2019	301,958

	Total	6,574,874

Financials (0.1%)
	DJO Finance, LLC, Term Loan
1,143,087	4.250%, 9/15/2017	1,115,459
	GEO Group, Inc., Term Loan
242,310	3.250%, 4/3/2020	239,482
	Harland Clarke Holdings Corporation, Term Loan
731,250	6.000%, 8/4/2019	726,680
	MoneyGram International, Inc., Term Loan
962,850	4.250%, 3/27/2020	880,526
	WaveDivision Holdings, LLC, Term Loan
1,455,300	4.000%, 10/15/2019	1,431,040

	Total	4,393,187

Technology (0.1%)
	First Data Corporation, Term Loan
1,540,000	3.667%, 3/23/2018	1,508,245
640,000	3.667%, 9/24/2018	624,960
	Freescale Semiconductor, Inc., Term Loan
874,492	4.250%, 2/28/2020	852,088
594,475	5.000%, 1/15/2021	592,097
	Infor US, Inc., Term Loan
1,198,642	3.750%, 6/3/2020	1,161,268

	Total	4,738,658

Transportation ( 0.1%)
	American Airlines, Inc., Term Loan
1,034,250	3.750%, 6/27/2019	1,021,756

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (1.9%)[a]	Value
Transportation (0.1%) - continued
	Delta Air Lines, Inc., Term Loan
$1,223,112	3.250%, 4/20/2017[b,c]	$1,207,823
	OSG Bulk Ships, Inc., Term Loan
746,2 50	5.250%, 8/5/2019	725,728
	United Airlines, Inc., Term Loan
604,237	3.500%, 4/1/2019	592,908
129,675	3.750%, 9/15/2021	128,271

	Total	3,676,486

Utilities (0.1%)
	Calpine Corporation, Term Loan
181,234	4.000%, 4/1/2018	179,014
1,251,200	4.000%, 10/9/2019	1,233,220
	Intergen NV, Term Loan
482,650	5.500%, 6/15/2020	478,224
	NGPL PipeCo, LLC, Term Loan
1,020,923	6.750%, 9/15/2017	989,019

	Total	2,879,477

	Total Bank Loans (cost $93,493,510)	90,881,156

Shares	Affiliated Mutual Funds (40.6%)	Value
Equity Mutual Funds (34.4%)
3,483,432	Thrivent Partner Small Cap Value Portfolio	98,513,554
4,604,230	Thrivent Small Cap Stock Portfolio	84,584,317
7,570,495	Thrivent Partner Mid Cap Value Portfolio	137,304,560
14,848,287	Thrivent Mid Cap Stock Portfolio	279,977,811
47,730,299	Thrivent Partner Worldwide Allocation Portfolio	443,920,241
19,283,176	Thrivent Large Cap Value Portfolio	323,712,459
22,340,673	Thrivent Large Cap Stock Portfolio	275,418,051

	Total	1,643,430,993

Fixed Income Mutual Funds (6.2%)
24,608,174	Thrivent High Yield Portfolio	119,925,476
13,188,704	Thrivent Income Portfolio	138,495,900
3,867,565	Thrivent Limited Maturity Bond Portfolio	37,959,766

	Total	296,381,142

	Total Affiliated Mutual Funds (cost $1,637,450,465)	1,939,812,135

Shares	Common Stock (29.8%)	Value
Consumer Discretionary (4.4%)
28,400	Aaron’s, Inc.	868,188
44,192	Amazon.com, Inc.[d]	13,714,987
2,600	Aoyama Trading Company, Ltd.	56,810
15,100	Apollo Group, Inc.[d]	515,061
22,250	AutoZone, Inc.[d]	13,775,198
50,850	Barnes & Noble, Inc.[d]	1,180,737
800	Bayerische Motoren Werke AG	65,360
27,400	Best Buy Company, Inc.	1,068,052
5,200	Big Lots, Inc.	208,104
6,700	BorgWarner, Inc.	368,165
1,000	Brembo SPA	33,517
2,000	Bridgestone Corporation	69,364
4,550	Brinker International, Inc.	267,040
28,378	Brunswick Corporation	1,454,656
25,371	Burlington Stores, Inc.[d]	1,199,033
11,400	Carnival Corporation	516,762
21,950	Cato Corporation	925,851
62,650	CBS Corporation	3,467,051
56,960	Cheesecake Factory, Inc.	2,865,658
1,600	Chiyoda Company, Ltd.	31,496
8,446	Chuy’s Holdings, Inc.[d]	166,133
8,900	Coach, Inc.	334,284
9,250	Coinstar, Inc.[d]	695,785
345,786	Comcast Corporation	20,059,046
15,446	Core-Mark Holding Company, Inc.	956,571
36,458	Del Frisco’s Restaurant Group, Inc.[d]	865,513
93,094	Delphi Automotive plc	6,769,796
6,800	DeVry Education Group, Inc.	322,796
12,352	Discovery Communications, Inc., Class Ad	425,526
25,650	DISH Network Corporation[d]	1,869,629
69,750	Dollar Tree, Inc.[d]	4,909,005
20,900	EDION Corporation	146,188
19,818	Five Below, Inc.[d,e]	809,169
87,050	Ford Motor Company	1,349,275
35,402	G-III Apparel Group, Ltd.[d]	3,575,956
10,600	Hakuhodo Dy Holdings, Inc.	101,441
21,466	Harman International Industries, Inc.	2,290,637
10,600	Haseko Corporation	85,254
1,600	Heiwa Corporation	31,880
42,700	Hilton Worldwide Holdings, Inc.[d]	1,114,043
114,500	Home Depot, Inc.	12,019,065
84,640	Houghton Mifflin Harcourt Company[d]	1,752,894
21,216	Imax Corporation[d,e]	655,574
5,700	Informa plc	41,629
57,859	Jarden Corporation[d]	2,770,289
6,600	JM AB	209,211
41,629	Kate Spade & Company[d]	1,332,544
17,900	Kirkland’s, Inc.[d]	423,156
106,050	Kohl’s Corporation	6,473,292
47,107	Kongsberg Automotive ASA[d]	36,140
164,127	Las Vegas Sands Corporation	9,545,626
52,000	Li & Fung, Ltd.	48,683
24,700	Liberty Interactive Corporation[d]	726,674
3,523	Liberty Ventures[d]	132,888
27,259	Limited Brands, Inc.	2,359,266
6,512	Lithia Motors, Inc.	564,525
95,060	Lowe’s Companies, Inc.	6,540,128
26,000	Luk Fook Holdings International, Ltd.	97,503
39,200	Macy’s, Inc.	2,577,400
30,411	Marriott International, Inc.	2,372,970
3,500	Marriott Vacations Worldwide Corporation	260,890
94,622	MDC Partners, Inc.	2,149,812
20,500	Nautilus, Inc.[d]	311,190
2,800	Next plc	296,960
115,550	NIKE, Inc.	11,110,133
9,200	NOK Corporation	234,172
103,100	NutriSystem, Inc.	2,015,605
17,350	Omnicom Group, Inc.	1,344,105
27,950	Orbitz Worldwide, Inc.[d]	230,029
12,037	O’Reilly Automotive, Inc.[d]	2,318,567
49,030	Oxford Industries, Inc.	2,706,946
23,380	Papa John’s International, Inc.	1,304,604
9,900	Persimmon plc	241,797
15,554	PVH Corporation	1,993,556
5,482	Ralph Lauren Corporation	1,015,047
11,958	Red Robin Gourmet Burgers, Inc.[d]	920,467
6,398	Restoration Hardware Holdings, Inc.[d]	614,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Consumer Discretionary (4.4%) - continued
500	Rinnai Corporation	$33,596
24,802	Ross Stores, Inc.	2,337,837
5,100	Royal Caribbean Cruises, Ltd.	420,393
35,050	Ruby Tuesday, Inc.[d]	239,742
23,700	Scientific Games Corporation[d,e]	301,701
14,300	Scripps Networks Interactive, Inc.	1,076,361
34,350	Select Comfort Corporation[d]	928,481
3,986	Shutterfly, Inc.[d]	166,196
12,556	Skechers USA, Inc.[d]	693,719
11,464	Slater & Gordon, Ltd.	59,454
149,200	Starbucks Corporation	12,241,860
24,280	Starwood Hotels & Resorts Worldwide, Inc.	1,968,380
11,100	Sumitomo Forestry Company, Ltd.	108,553
2,500	Sumitomo Rubber Industries, Ltd.	37,165
8,800	Suzuki Motor Corporation	263,713
18,938	Tenneco, Inc.[d]	1,072,080
22,780	Time Warner Cable, Inc.	3,463,927
49,967	Toll Brothers, Inc.[d]	1,712,369
10,250	Tower International, Inc.[d]	261,888
14,655	Tractor Supply Company	1,155,107
119,919	Tuesday Morning Corporation[d,e]	2,602,242
16,612	Ulta Salon Cosmetics & Fragrance, Inc.[d]	2,123,678
16,492	Under Armour, Inc.[d]	1,119,807
11,354	Vail Resorts, Inc.	1,034,690
200	Valora Holding AG	45,902
21,876	VF Corporation	1,638,512
6,200	WH Smith plc	129,653
2,900	Wolters Kluwer NV	88,494
1,800	WPP plc	37,425
21,550	Wyndham Worldwide Corporation	1,848,128

	Total	208,487,679

Consumer Staples (1.2%)
58,250	Anheuser-Busch InBev NV ADR	6,542,640
13,200	Archer-Daniels-Midland Company	686,400
373	Associated British Foods plc	18,236
33,700	Avon Products, Inc.	316,443
9,196	B&G Foods, Inc.	274,960
3,989	Boston Beer Company, Inc.[d,e]	1,154,975
13,798	Britvic plc	144,307
4,600	Coca-Cola Enterprises, Inc.	203,412
113,350	CVS Health Corporation	10,916,739
37,386	Hain Celestial Group, Inc.[d]	2,179,230
11,500	Ingredion, Inc.	975,660
8,200	J Sainsbury plc	31,313
4,000	Kesko OYJ	145,475
8,600	Keurig Green Mountain, Inc.	1,138,597
16,170	Kimberly-Clark Corporation	1,868,282
1,400	KOSE Corporation	54,726
5,500	Kroger Company	353,155
10,050	Molson Coors Brewing Company	748,926
104,210	Mondelez International, Inc.	3,785,428
25,488	Monster Beverage Corporation[d]	2,761,625
14,297	Natural Grocers by Vitamin Cottage, Inc.[d,e]	402,747
2,000	Nestle SA	145,802
18,116	Philip Morris International, Inc.	1,475,548
7,200	Pilgrim’s Pride Corporation[d,e]	236,088
31,650	Pinnacle Foods, Inc.	1,117,245
5,970	Reckitt Benckiser Group plc	483,535
157,950	Rite Aid Corporation[d]	1,187,784
5,287	SalMar ASA	90,003
5,400	Suedzucker AG	77,640
10,000	Tate & Lyle plc	93,695
29,300	TreeHouse Foods, Inc.[d]	2,506,029
24,000	Tyson Foods, Inc.	962,160
40,998	United Natural Foods, Inc.[d]	3,170,170
77,800	Wal-Mart Stores, Inc.	6,681,464
75,850	WhiteWave Foods Company[d]	2,653,992
24,364	Whole Foods Market, Inc.	1,228,433

	Total	56,812,864

Energy (4.0%)
4,450	Atwood Oceanics, Inc.[d]	126,246
86,497	BP plc	549,047
45,762	BW Offshore, Ltd.	45,901
76,500	Cabot Oil & Gas Corporation	2,265,165
330,027	Cameron International Corporation[d]	16,484,849
169,950	Canadian Natural Resources, Ltd.	5,248,056
11,550	Chesapeake Energy Corporation	226,033
81,880	Chevron Corporation	9,185,298
2,170	Cimarex Energy Company	230,020
654,074	Cobalt International Energy, Inc.[d]	5,814,718
25,750	Comstock Resources, Inc.[e]	175,357
47,114	Concho Resources, Inc.[d]	4,699,622
4,500	ConocoPhillips	310,770
12,700	Denbury Resources, Inc.	103,251
3,173	Diamondback Energy, Inc.[d]	189,682
1,600	Energen Corporation	102,016
2,980	Ensco plc	89,251
251,622	EOG Resources, Inc.	23,166,838
121,431	EQT Corporation	9,192,327
11,000	ERG SPA	123,189
4,950	Exterran Holdings, Inc.	161,271
67,250	Exxon Mobil Corporation	6,217,262
9,400	Green Plains, Inc.	232,932
5,400	Gulfmark Offshore, Inc.	131,868
1,800	Gulfport Energy Corporation[d]	75,132
110,000	Halliburton Company	4,326,300
7,450	Helix Energy Solutions Group, Inc.[d]	161,665
3,040	Helmerich & Payne, Inc.	204,957
15,324	HollyFrontier Corporation	574,344
22,150	Kosmos Energy, Ltd.[d]	185,839
285,348	Marathon Oil Corporation	8,072,495
95,150	Marathon Petroleum Corporation	8,588,239
37,840	Market Vectors Oil Service ETF	1,359,213
79,250	Nabors Industries, Ltd.	1,028,665
2,610	National Oilwell Varco, Inc.	171,033
4,300	Newfield Exploration Company[d]	116,616
5,090	Noble Corporation	84,341
3,450	Noble Energy, Inc.	163,633
244,973	Oasis Petroleum, Inc.[d]	4,051,853
3,230	Oceaneering International, Inc.	189,956
2,915	Oil States International, Inc.[d]	142,543
9,000	Patterson-UTI Energy, Inc.	149,310
2,862	PDC Energy, Inc.[d]	118,115
57,645	Penn Virginia Corporation[d]	385,069
407,000	Petroleo Brasileiro SA ADR	2,971,100
1,020	Pioneer Natural Resources Company	151,827
11,400	Premier Oil plc	29,486
6,400	QEP Resources, Inc.	129,408
71,392	Rex Energv Corporation[d,e]	364,099
20,780	Rosetta Resources, Inc.[d]	463,602
249,250	Rowan Companies plc	5,812,510
22,942	Royal Dutch Shell plc	764,640
15,700	Royal Dutch Shell plc, Class B	542,453
272,170	Schlumberger, Ltd.	23,246,040
12,600	Seadrill, Ltd.[e]	150,444
10,495	SemGroup Corporation	717,753
18,400	Showa Shell Sekiyu KK	181,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Energy (4.0%) - continued
13,484	SM Energy Company	$520,213
261,682	Southwestern Energy Company[d]	7,141,302
2,613	Statoil ASA	46,007
177,550	Suncor Energy, Inc. ADR	5,642,539
23,850	Superior Energy Services, Inc.	480,577
3,100	Total SA	158,820
231,450	Total SA ADR[e]	11,850,240
118,486	Trinidad Drilling, Ltd.	530,321
34,508	U.S. Silica Holdings, Inc.[e]	886,511
1,144,830	Weatherford International, Ltd.[d]	13,108,303
20,232	Whiting Petroleum Corporation[d]	667,656
12,000	Woodside Petroleum, Ltd.	371,128
10,300	WPX Energy, Inc.[d]	119,789

	Total	192,268,303

Financials (5.1%)
17,150	ACE, Ltd.	1,970,192
23,462	Affiliated Managers Group, Inc.[d]	4,979,575
5,300	Allianz SE	877,821
27,470	Allied World Assurance Company Holdings AG	1,041,662
32,040	Allstate Corporation	2,250,810
17,950	American Assets Trust, Inc.	714,590
13,200	American Express Company	1,228,128
6,900	American Financial Group, Inc.	418,968
40,200	American International Group, Inc.	2,251,602
11,482	Ameriprise Financial, Inc.	1,518,494
6,824	Amlin plc	50,619
23,700	AmTrust Financial Services, Inc.[e]	1,333,125
14,682	Argo Group International Holdings, Ltd.	814,411
17,700	Assicurazioni Generali SPA	363,432
6,100	Assurant, Inc.	417,423
37,330	Assured Guaranty, Ltd.	970,207
2,900	AXA SA	66,825
35,500	Banco Santander SA	297,957
60,500	Bank Hapoalim, Ltd.	284,479
381,990	Bank of America Corporation	6,833,801
7,200	Bank of Queensland, Ltd.	70,934
30,813	Bank of the Ozarks, Inc.	1,168,429
9,150	Banner Corporation	393,633
58,840	BBCN Bancorp, Inc.	846,119
44,800	Berkshire Hathaway, Inc.[d]	6,726,720
3,600	BinckBank NV	30,606
54,200	Blackstone Group, LP	1,833,586
800	Bolsas y Mercados Espanoles SA	30,984
16,700	Boston Private Financial Holdings, Inc.	224,949
30,300	Brixmor Property Group, Inc.	752,652
9,900	Camden Property Trust	731,016
38,600	Capital One Financial Corporation	3,186,430
19,600	CBL & Associates Properties, Inc.	380,632
6,800	CBRE Group, Inc.[d]	232,900
23,938	Chesapeake Lodging Trust	890,733
36,000	Cheung Kong Holdings, Ltd.	602,886
212,467	Citigroup, Inc.	11,496,589
6,365	CNA Financial Corporation	246,389
126,900	CNO Financial Group, Inc.	2,185,218
5,800	CNP Assurances	102,824
68,700	Comerica, Inc.	3,217,908
6,900	Commonwealth Bank of Australia	479,404
12,000	Corporate Office Properties Trust	340,440
38,250	Crown Castle International Corporation	3,010,275
2,600	Daito Trust Construction Company, Ltd.	294,938
7	Daiwa House REIT Investment Corporation	34,994
10,000	Daiwa Securities Group, Inc.	78,301
11,750	DDR Corporation	215,730
1,535	Delta Lloyd NV	33,755
40,555	Deutsche Bank AG	1,217,461
1,000	Deutsche Boerse AG	71,062
10,800	Digital Realty Trust, Inc.	716,040
32,400	Direct Line Insurance Group plc	146,565
44,215	Discover Financial Services	2,895,640
10,304	DnB ASA	151,990
46,950	Duke Realty Corporation	948,390
18,393	Education Realty Trust, Inc.	673,000
37,283	Essent Group, Ltd.[d]	958,546
26,284	Evercore Partners, Inc.	1,376,493
10,890	Extra Space Storage, Inc.	638,590
15,950	FBR & Company[d]	392,211
40,200	First Horizon National Corporation	545,916
46,650	First Niagara Financial Group, Inc.	393,260
78,721	First Republic Bank	4,102,939
18,600	FlexiGroup, Ltd.	45,157
41,000	Fukuoka Financial Group, Inc.	211,374
27,900	Fulton Financial Corporation	344,844
1,900	GAM Holding AGd	34,158
8,850	General Growth Properties, Inc.	248,950
13,500	Government Properties Income Trust	310,635
16,150	Green Dot Corporation[d]	330,914
12,800	Hancock Holding Company	392,960
100,334	Hanmi Financial Corporation	2,188,285
600	Hannover Rueckversicherung SE	54,127
6,250	Hanover Insurance Group, Inc.	445,750
45,800	Hansteen Holdings plc	76,809
37,362	HCC Insurance Holdings, Inc.	1,999,614
57,145	Host Hotels & Resorts, Inc.	1,358,337
358,350	Huntington Bancshares, Inc.	3,769,842
7,000	IG Group Holdings plc	78,222
15,869	Intercontinental Exchange, Inc.	3,479,913
31,084	Intermediate Capital Group plc	222,062
104,260	Invesco, Ltd.	4,120,355
34,200	Investec plc	286,538
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,681,300
70,500	iShares iBoxx $ High Yield Corporate Bond ETF	6,316,800
27,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,283,775
33,500	iShares Intermediate Credit Bond ETF	3,662,555
8,100	iShares MSCI EAFE Index Fund	492,804
34,766	iShares Russell 2000 Growth Index Fund	4,949,983
52,340	iShares Russell 2000 Index Fund	6,263,528
119,710	J.P. Morgan Chase & Company	7,491,452
9	Japan Prime Realty Investment Corporation	31,315
39,224	Kennedy-Wilson Holdings, Inc.	992,367
75,000	KeyCorp	1,042,500
28,600	Lazard, Ltd.	1,430,858
21,500	Link REIT	134,606
9,400	M&T Bank Corporation	1,180,828
73,600	Man Group plc	183,144
112,700	MasterCard, Inc.	9,710,232
27,500	MBIA, Inc.[d]	262,350
91,740	MetLife, Inc.	4,962,217
3,900	Mid-America Apartment Communities, Inc.	291,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Financials (5.1%) - continued
44,000	Mizuho Financial Group, Inc.	$73,757
132,500	Morgan Stanley	5,141,000
1,900	Muenchener Rueckversicherungs-Gesellschaft AG	378,362
37,850	NASDAQ OMX Group, Inc.	1,815,286
1,700	National Australia Bank, Ltd.	46,359
20,750	Northern Trust Corporation	1,398,550
16,400	Old Mutual plc	48,334
15,297	Oversea-Chinese Banking Corporation, Ltd.	120,356
51,030	PacWest Bancorp	2,319,824
29,380	Parkway Properties, Inc.	540,298
34,630	Pebblebrook Hotel Trust	1,580,167
14,300	Phoenix Group Holdings	184,238
89,400	Progressive Corporation	2,412,906
25,200	Prudential Financial, Inc.	2,279,592
18,200	Resona Holdings, Inc.	91,937
9,350	RLJ Lodging Trust	313,506
1,800	Sampo Oyj	84,266
1,500	SCOR SE	45,451
29,800	Skandinaviska Enskilda Banken AB	378,417
2,650	Sovran Self Storage, Inc.	231,133
325,000	SPDR Euro Stoxx 50 ETF	11,979,500
97,949	SPDR S&P 500 ETF Trust	20,128,519
4,300	Standard Chartered plc	64,310
65,700	Stockland	219,562
70,634	Summit Hotel Properties, Inc.	878,687
3,000	Sun Hung Kai Properties, Ltd.	45,451
15,000	Sunstone Hotel Investors, Inc.	247,650
22,622	SVB Financial Group[d]	2,625,736
12,700	Swedbank AB	315,099
200	Swiss Life Holding AGd	47,270
5,900	Swiss Re AG	494,253
91,300	Synovus Financial Corporation	2,473,317
52,334	TD Ameritrade Holding Corporation	1,872,511
47,601	Terreno Realty Corporation	982,009
10,160	Texas Capital Bancshares, Inc.[d]	551,993
300	Tryg AS	33,521
19,500	UNIQA Insurance Group AG	183,008
21,614	United Overseas Bank, Ltd.	398,866
21	United Urban Investment Corporation	33,057
57,800	Unum Group	2,016,064
40,300	Visa, Inc.	10,566,660
14,000	W.R. Berkley Corporation	717,640
15,800	Wells Fargo & Company	866,156
74,574	Western Alliance Bancorp[d]	2,073,157
18,405	Westpac Banking Corporation	495,017
7,850	Weyerhaeuser Company	281,736
78,202	Zions Bancorporation	2,229,539
3,500	Zurich lnsurance Group AGd	1,093,758

	Total	243,512,695

Health Care (4.1%)
4,300	Abaxis, Inc.	244,369
9,100	Abbott Laboratories	409,682
20,620	Acadia Healthcare Company, Inc.[d]	1,262,150
6,850	Acceleron Pharma, Inc.[d,e]	266,876
61,000	Acorda Therapeutics, Inc.[d]	2,493,070
67,827	Actavis plc[d]	17,459,348
1,600	Actelion, Ltd.	184,194
43,450	Aetna, Inc.	3,859,663
66,300	Affymetrix, Inc.[d,e]	654,381
63,197	Akorn, Inc.[d]	2,287,731
35,264	Align Technology, Inc.[d]	1,971,610
59,000	Allscripts Healthcare Solutions, Inc.[d]	753,430
20,581	AmerisourceBergen Corporation	1,855,583
39,950	Amgen, Inc.	6,363,636
73,964	AMN Healthcare Services, Inc.[d]	1,449,694
5,700	AmSurg Corporation[d]	311,961
13,000	Anthem, Inc.	1,633,710
51,630	Baxter International, Inc.	3,783,963
2,500	Biogen Idee, Inc.[d]	848,625
23,314	BioMarin Pharmaceutical, Inc.[d]	2,107,586
223,450	Boston Scientific Corporation[d]	2,960,713
29,250	Bruker Corporation[d]	573,885
8,537	C.R. Bard, Inc.	1,422,435
64,850	Cambrex Corporation[d]	1,402,057
33,954	Cardiovascular Systems, Inc.[d]	1,021,336
27,477	Catamaran Corporation[d]	1,421,935
35,981	Centene Corporation[d]	3,736,627
263,543	Cerner Corporation[d]	17,040,690
5,900	Charles River Laboratories International, Inc.[d]	375,476
6,893	Cooper Companies, Inc.	1,117,286
36,170	Covidien plc	3,699,468
700	CSL, Ltd.	49,172
19,403	Cyberonics, Inc.[d]	1,080,359
80,640	Depomed, Inc.[d]	1,299,110
5,500	Edwards Lifesciences Corporation[d]	700,590
13,800	Endo International plc[d]	995,256
37,865	Envision Healthcare Holdings, Inc.[d]	1,313,537
109,503	ExamWorks Group, Inc.[d,e]	4,554,230
24,600	Express Scripts Holding Company[d]	2,082,882
198,350	Gilead Sciences, Inc.[d]	18,696,471
18,381	GlaxoSmithKline plc	394,339
4,350	Greatbatch, Inc.[d]	214,455
3,000	H. Lundbeck AS	59,548
14,800	HCA Holdings, Inc.[d]	1,086,172
5,400	Hikma Pharmaceuticals plc	165,680
41,850	Hologic, Inc.[d]	1,119,069
4,660	ICON plc[d]	237,613
9,350	Illumina, Inc.[d]	1,725,823
39,974	Impax Laboratories, Inc.[d]	1,266,376
5,970	Indivior plc[d]	13,901
65,650	Ironwood Pharmaceuticals, Inc.[d]	1,005,758
123,666	Johnson & Johnson	12,931,754
2,000	Kaken Pharmaceutical Company, Ltd.	38,672
7,000	KYORIN Holdings, Inc.	129,719
7,733	LifePoint Hospitals, Inc.[d]	556,080
7,850	Mallinckrodt, LLC[d]	777,386
8,800	McKesson Corporation	1,826,704
109,840	Merck & Company, Inc.	6,237,814
400	Merck KGaA	37,643
6,458	Mettler-Toledo International, Inc.[d]	1,953,287
13,300	Mylan, Inc.[d]	749,721
82,672	Neurocrine Biosciences, Inc.[d]	1,846,892
8,600	Novartis AG	797,594
48,600	Novavax, Inc.[d,e]	288,198
17,569	NPS Pharmaceuticals, Inc.[d]	628,443
82,328	NuVasive, Inc.[d]	3,882,588
13,500	Otsuka Holdings Company, Ltd.	404,746
27,500	PAREXEL International Corporation[d]	1,527,900
14,520	Perrigo Company plc	2,427,163
116,800	Pfizer, Inc.	3,638,320
9,800	PharMerica Corporation[d]	202,958
5,600	Providence Service Corporation[d]	204,064
2,705	Puma Biotechnology, Inc.[d]	511,975
8,750	Qiagen NVd	205,275
5,950	Quintiles Transnational Holdings, Inc.[d]	350,277
1,700	Sanofi	154,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Health Care (4.1%) - continued
18,800	Sonic Healthcare, Ltd.	$282,838
29,900	Spectrum Pharmaceuticals, Inc.[d,e]	207,207
6,950	St. Jude Medical, Inc.	451,959
42,088	Team Health Holdings, Inc.[d]	2,421,323
52,196	Teleflex, Inc.	5,993,145
1,000	Teva Pharmaceutical Industries, Ltd.	57,325
2,050	Thermo Fisher Scientific, Inc.	256,845
63,386	UnitedHealth Group, Inc.	6,407,691
17,737	Universal Health Services, Inc.	1,973,419
121,831	Vertex Pharmaceuticals, Inc.[d]	14,473,523
9,250	Waters Corporation[d]	1,042,660

	Total	198,911,609

Industrials (3.5%)
7,750	AAR Corporation	215,295
48,850	ADT Corporation[e]	1,769,836
36,913	Air New Zealand, Ltd.	70,901
33,500	Allison Transmission Holdings, Inc.	1,135,650
26,210	Apogee Enterprises, Inc.	1,110,518
4,082	Arcadis NV	122,430
9,600	Argan, Inc.	322,944
1,300	Atlas Copco AB	33,277
16,146	B/E Aerospace, Inc.[d]	936,791
12,200	Berendsen plc	208,525
17,450	Boeing Company	2,268,151
11,830	Briggs & Stratton Corporation	241,569
300	Bucher Industries AG	74,815
9,433	Cardno, Ltd.	26,121
6,700	Carillion plc	34,717
13,000	Caterpillar, Inc.	1,189,890
36,840	CLARCOR, Inc.	2,455,018
13,500	COMSYS Holdings Corporation	184,677
30,400	Con-way, Inc.	1,495,072
108,800	CSX Corporation	3,941,824
3,400	CTT-Correios de Portugal SA	32,838
24,340	Curtiss-Wright Corporation	1,718,161
4,000	Dai Nippon Printing Company, Ltd.	36,026
344,650	Delta Air Lines, Inc.	16,953,333
62,614	EMCOR Group, Inc.	2,785,697
19,420	Esterline Technologies Corporation[d]	2,129,986
8,858	Fastenal Company	421,286
26,850	Federal Signal Corporation	414,564
56,971	Flowserve Corporation	3,408,575
152,700	Fluor Corporation	9,258,201
34,420	Fortune Brands Home and Security, Inc.	1,558,193
9,989	GATX Corporation	574,767
10,931	Generac Holdings, Inc.[d],e	511,134
1,500	Go-Ahead Group plc	57,178
18,737	Graco, Inc.	1,502,333
54,794	Granite Construction, Inc.	2,083,268
18,981	H&E Equipment Services, Inc.	533,176
46,426	Healthcare Services Group, Inc.	1,435,956
15,969	Heico Corporation	964,528
3,900	Hino Motors, Ltd.	51,337
55,750	HNI Corporation	2,846,595
31,122	Honeywell International, Inc.	3,109,710
1,900	Hoshizaki Electric Company, Ltd.	91,557
12,050	Huntington Ingalls Industries, Inc.	1,355,143
12,585	Huron Consulting Group, Inc.[d]	860,688
1,100	Inaba Denki Sangyo Company, Ltd.	35,516
172,100	Ingersoll-Rand plc	10,909,419
21,300	Insperity, Inc.	721,857
122,197	Interface, Inc.	2,012,585
8,000	Intrum Justitia AB	236,940
18,100	ITOCHU Corporation	193,219
60,140	Jacobs Engineering Group, Inc.[d]	2,687,657
1,207	Jardine Matheson Holdings, Ltd.	73,343
17,243	JB Hunt Transport Services, Inc.	1,452,723
800	Kanamoto Company, Ltd.	21,632
4,550	Kansas City Southern	555,236
33,150	KAR Auction Services, Inc.	1,148,648
9,700	KITZ Corporation	39,618
8,073	KLX, Inc.[d]	333,011
10,300	Komatsu, Ltd.	227,712
74,570	Korn/Ferry International[d]	2,144,633
29,840	Landstar System, Inc.	2,164,295
2,800	Legrand SA	147,537
6,400	Leighton Holdings, Ltd.	116,535
10,600	Manpower, Inc.	722,602
25,159	MasTec, Inc.[d]	568,845
16,200	Meritor, Inc.[d]	245,430
13,681	Middleby Corporation[d]	1,355,787
15,250	Mistras Group, Inc.[d]	279,532
4,000	Mitsuboshi Belting, Ltd.	29,394
34,900	Mueller Water Products, Inc.	357,376
29,854	Nielsen NV	1,335,369
6,200	Nitto Kogyo Corporation	120,512
13,877	Old Dominion Freight Line, Inc.[d]	1,077,410
39,939	On Assignment, Inc.[d]	1,325,575
37,466	Oshkosh Corporation	1,822,721
11,257	Parker Hannifin Corporation	1,451,590
63,290	Pentair, Ltd.	4,203,722
34,445	PGT, Inc.[d]	331,705
75,030	Progressive Waste Solutions, Ltd.	2,256,902
27,661	Proto Labs, Inc.[d],e	1,857,713
40,650	Quanta Services, Inc.[d]	1,154,053
79,722	Ritchie Brothers Auctioneers, Inc.[e]	2,143,725
48,572	Robert Half International, Inc.	2,835,633
12,882	Roper Industries, Inc.	2,014,101
19,677	Saia, Inc.[d]	1,089,319
7,300	Securitas AB	88,313
4,600	Siemens AG	516,139
208,698	Southwest Airlines Company	8,832,099
6,250	Spirit Aerosystems Holdings, Inc.[d]	269,000
34,369	Spirit Airlines, Inc.[d]	2,597,609
23,758	Stericycle, Inc.[d]	3,114,199
34,505	Swift Transportation Company[d]	987,878
2,700	Takasago Thermal Engineering Company, Ltd.	34,588
2,200	Teleperformance SA	149,755
24,030	Tennant Company	1,734,245
7,000	Toppan Printing Company, Ltd.	45,482
133,850	Union Pacific Corporation	15,945,550
20,800	United Continental Holdings, Inc.[d]	1,391,312
21,859	United Rentals, Inc.[d]	2,229,837
4,700	United Technologies Corporation	540,500
9,350	WABCO Holdings, Inc.[d]	979,693
3,318	WageWorks, Inc.[d]	214,243
8,240	Watsco, Inc.	881,680
9,559	Watts Water Technologies, Inc.	606,423

	Total	167,491,928

Information Technology (5.9%)
31,243	A10 Networks, Inc.[d]	136,219
31,270	Agilent Technologies, Inc.	1,280,194
37,400	Akamai Technologies, Inc.[d]	2,354,704
43,870	Alibaba Group Holding, Ltd. ADR[d]	4,559,848
9,150	Alliance Data Systems Corporation[d]	2,617,357
9,975	Ambarella, Inc.[d],e	505,932
10,200	Amdocs, Ltd.	475,881
45,444	Amphenol Corporation	2,445,342

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Information Technology (5.9%) - continued
17,371	ANSYS, Inc.[d]	$1,424,422
271,646	Apple, Inc.[f]	29,984,285
96,402	Applied Materials, Inc.	2,402,338
103,651	Applied Micro Circuits Corporation[d]	675,805
16,065	Applied Optoelectronics, Inc.[d]	180,249
54,525	Aspen Technology, Inc.[d]	1,909,465
308,890	Atmel Corporation[d]	2,593,132
11,377	Autodesk, Inc.[d]	683,303
12,150	AVG Technologies NVd	239,841
10,521	Belden, Inc.	829,160
9,750	Booz Allen Hamilton Holding Corporation	258,668
62,850	Broadcom Corporation	2,723,290
59,500	Broadridge Financial Solutions, Inc.	2,747,710
107,550	Brocade Communications Systems, Inc.	1,273,392
1,900	Brother Industries, Ltd.	34,442
15,800	Canon, Inc.	502,183
24,392	Cardtronics, Inc.[d]	941,043
14,653	Cavium, Inc.[d]	905,848
20,750	CDW Corporation	729,778
25,037	ChannelAdvisor Corporation[d,e]	540,298
5,450	Check Point Software Technologies, Ltd.[d]	428,207
40,111	Ciena Corporation[d]	778,555
11,300	Cirrus Logic, Inc.[d]	266,341
288,590	Cisco Systems, Inc.	8,027,131
15,700	Citrix Systems, Inc.[d]	1,001,660
17,674	Cognex Corporation[d]	730,466
9,248	Coherent, Inc.[d]	561,539
24,400	Computer Sciences Corporation	1,538,420
23,526	Constant Contact, Inc.[d]	863,404
28,484	Cornerstone OnDemand, Inc.[d,e]	1,002,637
160,700	Corning, Inc.	3,684,851
22,942	Dealertrack Technologies, Inc.[d]	1,016,560
19,525	Demandware, Inc.[d]	1,123,469
2,900	Dialog Semiconductor plc[d]	101,256
11,800	Diodes, Inc.[d]	325,326
48,713	DST Systems, Inc.	4,586,329
17,598	eBay, Inc.[d]	987,600
26,600	Electronic Arts, Inc.[d]	1,250,599
11,756	Electronics for Imaging, Inc.[d]	503,509
559,300	EMC Corporation	16,633,582
33,317	EVERTEC, Inc.	737,305
16,120	F5 Networks, Inc.[d]	2,103,096
207,800	Facebook, Inc.[d]	16,212,556
33,150	Fairchild Semiconductor International, Inc.[d]	559,572
16,790	FEI Company	1,516,976
66,131	Fortinet, Inc.[d]	2,027,576
14,500	FUJIFILM Holdings NPV	442,447
24,646	Gartner, Inc.[d]	2,075,440
19,973	Google, Inc.[d]	10,513,787
22,723	Google, Inc., Class Ad	12,058,187
65,556	Guidewire Software, Inc.[d]	3,319,100
6,000	Hitachi Kokusai Electric, Inc.	83,926
2,100	Hitachi Maxell, Ltd.	33,083
51,710	HomeAway, Inc.[d]	1,539,924
6,300	Hoya Corporation	213,096
22,970	IAC InterActiveCorp	1,396,346
5,950	iGATE Corporation[d]	234,906
17,749	Imperva, Inc.[d]	877,333
5,650	International Business Machines Corporation	906,486
76,727	Juniper Networks, Inc.	1,712,547
15,582	Keysight Technologies, Inc.[d]	526,204
36,990	Linkedln Corporation[d]	8,496,973
15,050	Liquidity Services, Inc.[d]	122,959
12,247	Manhattan Associates, Inc.[d]	498,698
65,750	Marvell Technology Group, Ltd.	953,375
17,500	Maxim Integrated Products, Inc.	557,725
80,605	MaxLinear, Inc.[d]	597,283
10,110	Methode Electronics, Inc.	369,116
45,520	Microsoft Corporation	2,114,404
16,017	Monolithic Power Systems, Inc.	796,686
3,800	NEC Networks & System Integration Corporation	78,756
347,639	NetApp, Inc.	14,409,637
12,498	Newport Corporation[d]	238,837
13,806	Nice Systems, Ltd. ADR	699,274
26,060	Nuance Communications, Inc.[d]	371,876
165,919	NVIDIA Corporation	3,326,676
38,576	NXP Semiconductors NVd	2,947,206
54,000	Oki Electric Industry Company, Ltd.	102,938
7,700	Optimal Payments plc[d]	40,871
104,900	Oracle Corporation	4,717,353
2,150	Orbotech, Ltd.[d]	31,820
900	Otsuka Corporation	28,538
34,064	Pace plc	182,643
44,064	Plantronics, Inc.	2,336,273
17,650	Polycom, Inc.[d]	238,275
45,109	Proofpoint, Inc.[d]	2,175,607
60,607	QLIK Technologies, Inc.[d]	1,872,150
174,511	QUALCOMM, Inc.	12,971,403
4,650	Rackspace Hosting, Inc.[d]	217,667
22,800	Red Hat, Inc.[d]	1,576,392
900	Rohm Company, Ltd.	54,228
195,400	Salesforce.com, Inc.[d]	11,589,174
22,450	Sanmina Corporation[d]	528,249
22,858	ServiceNow, Inc.[d]	1,550,915
12,660	Skyworks Solutions, Inc.	920,509
94,987	Sonus Networks, Inc.[d]	377,098
2,194	SPS Commerce, Inc.[d]	124,246
27,950	Symantec Corporation	717,057
5,422	Synaptics, Inc. d	373,250
15,674	Synopsys, Inc.[d]	681,349
11,250	Take-Two Interactive Software, Inc.[d]	315,337
4,600	TE Connectivity, Ltd.	290,950
35,000	Telefonaktiebolaget LM Ericsson	423,784
59,900	Teradata Corporation[d]	2,616,432
57,954	Teradyne, Inc.	1,146,910
61,000	Texas Instruments, Inc.	3,261,365
23,943	Textura Corporation[d,e]	681,657
30,700	Total System Services, Inc.	1,042,572
3,356	Tyler Technologies, Inc.[d]	367,281
53,830	Ubiquiti Networks, Inc.[e]	1,595,521
9,578	Ultimate Software Group, Inc.[d]	1,406,194
9,600	Unisys Corporation[d]	283,008
23,500	Vantiv, Inc.[d]	797,120
24,072	VeriFone Systems, Inc.[d]	895,478
95,109	Virtusa Corporation[d]	3,963,192
104,250	VMware, Inc.[d]	8,602,710
8,800	WebMD Health Corporation [d]	348,040
135,850	Xerox Corporation	1,882,881

	Total	280,363,381

Materials (1.0%)
15,000	Agnico Eagle Mines, Ltd.[e]	373,350
13,481	Airgas, Inc.	1,552,742
11,744	Albemarle Corporation	706,167
91,550	Alcoa, Inc.	1,445,574
5,000	Asahi Kasei Corporation	45,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (29.8%)	Value
Materials (1.0%) - continued
10,500	Avery Dennison Corporation	$544,740
14,650	Ball Corporation	998,690
89,500	Barrick Gold Corporation	962,125
36,587	Celanese Corporation	2,193,757
43,496	Centamin plc	39,938
52,805	Chemtura Corporation[d,e]	1,305,868
4,750	Clearwater Paper Corporation[d]	325,612
3,050	Compass Minerals International, Inc.	264,831
25,950	Crown Holdings, Inc.[d]	1,320,855
41,180	Dow Chemical Company	1,878,220
23,950	Eagle Materials, Inc.	1,820,918
10,100	Eastman Chemical Company	766,186
51,250	Eldorado Gold Corporation	311,600
21,400	Ferro Corporation[d]	277,344
25,823	FMC Corporation	1,472,686
11,650	Franco-Nevada Corporation	573,064
91,550	Freeport-McMoRan, Inc.	2,138,608
62,300	Goldcorp, Inc.	1,153,796
114,216	Graphic Packaging Holding Company[d]	1,555,622
6,000	Hitachi Metals, Ltd.	101,945
1,500	Holmen AB	50,970
74,190	Horsehead Holding Corporation[d]	1,174,428
5,550	Innophos Holdings, Inc.	324,398
44,850	International Paper Company	2,403,063
84,450	Kinross Gold Corporation[d]	238,149
10,000	Kureha Corporation	41,823
3,000	LyondellBasell Industries NV	238,170
4,500	Martin Marietta Materials, Inc.[e]	496,440
46,470	Materials Select Sector SPDR Fund	2,257,513
15,950	MeadWestvaco Corporation	708,020
37,700	Newmont Mining Corporation	712,530
1,600	Novozvmes AS	67,350
30,500	Nucor Corporation	1,496,025
51,800	Owens-Illinois, Inc.[d]	1,398,082
24,750	Packaging Corporation of America	1,931,737
27,809	PolvOne Corporation	1,054,239
14,250	Rock-Tenn Company	868,965
25,150	Royal Gold, Inc.	1,576,905
19,350	Sealed Air Corporation	821,020
21,262	Silgan Holdings, Inc.	1,139,643
51,465	Silver Wheaton Corporation	1,046,283
5,200	Sonoco Products Company	227,240
35,550	Southern Copper Corporation	1,002,510
69,270	Steel Dynamics, Inc.	1,367,390
7,200	Stora Enso OYJ	64,375
13,000	Sumitomo Metal Mining Company, Ltd.	193,894
5,000	Sumitomo Seika Chemicals Company, Ltd.	33,299
51,800	Teck Resources, Ltd.[e]	706,552
7,750	Tronox, Ltd.	185,070
9,600	UPM-Kymmene OYJ	157,327
9,550	Vulcan Materials Company	627,721
4,900	Westlake Chemical Corporation	299,341
5,200	Worthington Industries, Inc.	156,468
68,300	Yamana Gold, Inc.	274,566

	Total	49,471,356

Telecommunications Services (0.2%)
4,900	Belgacom SA	177,790
140,900	Bezeq Israel Telecommunication Corporation, Ltd.	249,931
27,915	BT Group plc	173,633
8,700	Elisa Oyj	237,467
6,800	Freenet AG	193,340
6,300	iiNet, Ltd.	40,257
107,330	KCOM Group plc	149,338
9,287	Level 3 Communications, Inc.[d]	458,592
12,000	M1, Ltd.	32,615
11,400	Nippon Telegraph & Telephone Corporation	582,342
26,500	Orange SA	450,679
15,896	SBA Communications Corporation[d]	1,760,641
40,000	Singapore Telecommunications, Ltd.	117,412
3,480	TDC AS	26,542
5,000	Tele2 AB	60,588
22,600	Telstra Corporation, Ltd.	109,719
67,079	Verizon Communications, Inc.	3,137,956
3,900	Vivendi SAd	97,073
59,550	Vonage Holdings Corporation[d]	226,885

	Total	8,282,800

Utilities (0.4%)
201,700	A2A SPA	204,381
8,650	Atmos Energy Corporation	482,151
5,500	E.ON SE	94,005
21,150	Edison International, Inc.	1,384,902
85,300	Electricidade de Portugal SA	330,764
5,000	Endesa SA	100,097
59,400	Enel SPA	264,777
10,200	Fortum OYJ	221,458
5,300	Hokuriku Electric Power Company	67,683
26,100	IREN SPA	28,542
11,730	Laclede Group, Inc.	624,036
2,300	National Grid plc	32,635
43,410	NiSource, Inc.	1,841,452
53,660	NorthWestern Corporation	3,036,083
89,340	PG&E Corporation	4,756,462
16,530	Portland General Electric Company	625,330
26,900	Public Service Enterprise Group, Inc.	1,113,929
600	Red Electrica Corporacion SA	52,891
11,100	Redes Energeticas Nacionais SGPS SA	32,202
1,000	Severn Trent plc	31,189
13,900	Southern Company	682,629
28,200	United Utilities Group plc	400,551
7,600	Vectren Corporation	351,348
21,150	Wisconsin Energy Corporation[e]	1,115,451

	Total	17,874,948

	Total Common Stock (cost $1,177,922,565)	1,423,477,563

Principal Amount	Long-Term Fixed Income (13.0%)
Asset-Backed Securities (0.8%)
	Access Group, Inc.
495,621	0.670%, 2/25/2036[g,h]	489,616
	Ally Auto Receivables Trust 2013-SN1
459,470	0.720%, 5/20/2016	459,624
	ARES CLO, Ltd.
750,000	1.714%, 11/15/2025*,h	750,000
	BA Credit Card Trust
650,000	0.541%, 6/15/2021[h]	649,489
	Barclays Dryrock Issuance Trust
1,300,000	0.521%, 12/16/2019[h]	1,298,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Asset-Backed Securities (0.8%) - continued
	Capital One Multi-Asset Execution Trust
$800,000	0.541%, 1/18/2022[h]	$799,118
	Chase Issuance Trust
875,000	1.150%, 1/15/2019	874,570
	Chesapeake Funding, LLC
410,516	0.607%, 1/7/2025[g,h]	410,129
	Citibank Credit Card Issuance Trust
1,500,000	1.020%, 2/22/2019	1,494,233
	Countrywide Asset-Backed Certificates
827,386	5.530%, 4/25/2047	813,557
	Edlinc Student Loan Funding Trust
393,359	3.160%, 10/1/2025*,h	398,276
	Enterprise Fleet Financing, LLC
187,114	1.060%, 3/20/2019[g]	187,473
996,198	0.870%, 9/20/2019[g]	995,833
	FirstEnergy Ohio PIRB Special Purpose Trust
370,662	0.679%, 1/15/2019	370,554
	FNA Trust
173,556	1.980%, 1/10/2018*	173,903
	Ford Credit Auto Owner Trust
485,000	2.260%, 11/15/2025[g]	487,589
	GE Equipment Transportation, LLC
634,227	0.690%, 11/25/2016	634,464
	Golden Credit Card Trust
540,000	0.411%, 2/15/2018[g,h]	539,815
250,000	0.591%, 9/15/2018[g,h]	250,561
	GoldenTree Loan Opportunities IX, Ltd.
400,000	1.829%, 10/29/2026*,h	396,863
	GreatAmerica Leasing Receivables
1,466,269	0.610%, 5/15/2016[g]	1,466,371
	Hertz Fleet Lease Funding, LP
1,050,000	0.712%, 12/10/2027[g,h]	1,050,400
	Hyundai Floorplan Master Owner Trust
877,500	0.511%, 5/15/2018[g,h]	878,170
	Master Credit Card Trust
529,100	0.780%, 4/21/2017[g]	529,269
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.176%, 8/15/2045	1,458,973
1,425,000	3.246%, 12/15/2047	1,439,803
	Morgan Stanley Capital, Inc.
1,021,488	0.320%, 2/25/2037[h]	638,956
	Motor plc
320,667	0.670%, 2/15/2021[g]	320,768
649,600	0.650%, 8/25/2021[g,h]	650,161
	OZLM VIII, Ltd.
385,000	1.715%, 10/17/2026*,[h]	383,153
	Penarth Master Issuer plc
1,055,000	0.552%, 11/18/2017[g,h]	1,055,278
	Renaissance Home Equity Loan Trust
1,386,151	5.746%, 5/25/2036[i]	1,008,540
2,800,000	6.011%, 5/25/2036[i]	1,981,154
1,231,805	5.580%, 11/25/2036[i]	759,385
	SLM Student Loan Trust
775,835	0.761%, 7/15/2022[g,h]	775,371
1,222,230	0.761%, 8/15/2022[g,h]	1,223,488
935,457	0.634%, 4/25/2023[g,h]	935,875

Asset-Backed Securities (0.8%) - continued
450,000	1.211%, 5/17/2027[g,h]	452,937
	U.S. Small Business Administration
569,428	3.191%, 3/10/2024	590,053
	Vericrest Opportunity Loan Transferee
1,973,042	3.125%, 4/27/2054[g]	1,961,559
	Volvo Financial Equipment, LLC
650,000	0.740%, 3/15/2017[g]	650,552
1,000,000	0.820%, 4/16/2018[g]	998,225
	World Financial Network Credit Card Master Trust
350,000	0.541%, 12/15/2019[h]	350,137
650,000	0.910%, 3/16/2020	649,061
	World Omni Automobile Lease Securitization Trust
650,000	1.400%, 2/15/2019	654,088
	World Omni Master Owner Trust
540,000	0.505%, 2/15/2018 [g],h	540,031

	Total	35,875,786

Basic Materials (0.1%)
	Albemarle Corporation
105,000	3.000%, 12/1/2019	105,016
	ArcelorMittal
670,000	6.000%, 3/1/2021	696,800
	Eastman Chemical Company
205,000	2.700%, 1/15/2020	206,163
	First Quantum Minerals, Ltd.
355,000	6.750%, 2/15/2020[g]	321,275
355,000	7.000%, 2/15/2021[g]	319,500
	FMG Resources August 2006 Pty., Ltd.
297,778	6.875%, 2/1/2018[e,g]	270,233
	Freeport-McMoRan, Inc.
614,000	2.375%, 3/15/2018	607,249
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[g]	244,915
	Goldcorp, Inc.
310,000	2.125%, 3/15/2018	306,393
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
630,000	8.875%, 2/1/2018	560,700
	Ineos Finance plc
630,000	7.500%, 5/1/2020[g]	661,500
	LyondellBasell Industries NV
392,000	6.000%, 11/15/2021	451,176
	Sappi Papier Holding GmbH
375,000	6.625%, 4/15/2021[g]	384,375
	Vale Overseas, Ltd.
359,000	6.250%, 1/23/2017	382,913
	Yamana Gold, Inc.
325,000	4.950%, 7/15/2024	317,193

	Total	5,835,401

Capital Goods (0.1%)
	BAE Systems plc
100,000	3.500%, 10/11/2016[g]	103,875
	CNH Capital, LLC
630,000	3.625%, 4/15/2018	620,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Capital Goods (0.1%) - continued
	Crown Americas Capital Corporation IV
$670,000	4.500%, 1/15/2023	$649,900
	Harsco Corporation
349,000	2.700%, 10/15/2015	348,564
	Hutchison Whampoa Finance CI, Ltd.
266,000	1.625%, 10/31/2017[g]	263,808
	Ingersoll-Rand Global Holding Company, Ltd.
384,000	6.875%, 8/15/2018	445,772
	L-3 Communications Corporation
384,000	1.500%, 5/28/2017	380,223
	Martin Marietta Materials, Inc.
230,000	1.357%, 6/30/2017[h]	232,522
	Owens-Brockway Glass Container, Inc.
450,000	5.000%, 1/15/2022[g]	459,000
	Raytheon Company
264,000	4.200%, 12/15/2044	274,215
	Reynolds Group Issuer, Inc.
629,634	5.750%, 10/15/2020	645,375
	Roper Industries, Inc.
376,000	2.050%, 10/1/2018	372,896
	RSC Equipment Rental, Inc.
630,000	8.250%, 2/1/2021	686,700
	Textron, Inc.
150,000	5.600%, 12/1/2017	164,836

	Total	5,648,236

Collateralized Mortgage Obligations (0.5%)
	Alm Loan Funding CLO
385,000	1.664%, 10/17/2026*,[h]	382,948
	Apidos CLO XVIII
375,000	1.646%, 7/22/2026*,[h]	370,533
	Babson CLO, Ltd. 2014-II
385,000	1.656%, 10/17/2026*,[h]	382,209
	Birchwood Park CLO, Ltd.
385,000	1.674%, 7/15/2026*,[h]	383,138
	BlueMountain CLO, Ltd.
385,000	1.480%, 10/15/2026*,[h]	381,475
	Carlyle Global Market Strategies CLO, Ltd.
385,000	1.531%, 7/20/2023*,[h]	381,918
400,000	1.733%, 10/15/2026 *,[h]	399,223
	Cent CLO 16, LP
385,000	1.482%, 8/1/2024*,[h]	381,632
	Cent CLO 22, Ltd.
400,000	1.713%, 11/7/2026*,[h]	396,212
	Citigroup Mortgage Loan Trust, Inc.
502,642	5.500%, 11/25/2035	463,734
	CitiMortgage Alternative Loan Trust
1,692,369	5.750%, 4/25/2037	1,453,160
	Countrywide Alternative Loan Trust
744,665	5.220%, 10/25/2035	632,396
452,163	6.500%, 8/25/2036	344,341
316,229	6.000%, 1/25/2037	291,783
1,538,283	5.500%, 5/25/2037	1,333,321
1,260,352	7.000%, 10/25/2037	931,589
	Countrywide Home Loans, Inc.
622,131	5.750%, 4/25/2037	575,131
	Deutsche Alt-A Securities Mortgage Loan Trust
492,440	6.000%, 10/25/2021	434,119
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
187,827	5.500%, 10/25/2021	180,575
	Dryden 34 Senior Loan Fund CLO
385,000	1.717%, 10/15/2026*,[h]	382,968
	Federal Home Loan Mortgage Corporation
1,638,215	3.000%, 2/15/2033[j]	221,064
	Federal National Mortgage Association
3,454,290	3.500%, 1/25/2033[j]	493,358
	HomeBanc Mortgage Trust
2,510,428	2.197%, 4/25/2037	1,868,045
	J.P. Morgan Mortgage Trust
151,334	2.537%, 10/25/2036	135,842
1,551,761	0.550%, 1/25/2037[h]	1,007,093
1,690,665	6.250%, 8/25/2037	1,396,999
	Limerock CLO III, LLC
1,150,000	1.759%, 10/20/2026*,[h]	1,142,137
	Madison Park Funding XIV CLO, Ltd.
425,000	1.681%, 7/20/2026*,[h]	423,238
	MASTR Alternative Loans Trust
348,642	6.500%, 7/25/2034	357,163
908,342	0.620%, 12/25/2035[h]	495,082
	Merrill Lynch Alternative Note Asset Trust
383,203	6.000%, 3/25/2037	356,507
	Neuberger Berman CLO, Ltd.
300,000	1.626%, 8/4/2025*,[h]	297,228
	Octagon Investment Partners XX CLO, Ltd.
385,000	1.675%, 8/12/2026*,[h]	380,772
	OHA Loan Funding 2014-1, Ltd.
1,150,000	1.762%, 10/20/2026*,[h]	1,141,959
	Residential Asset Securitization Trust
1,242,914	0.550%, 8/25/2037[h]	456,008
	Sequoia Mortgage Trust
908,696	2.657%, 9/20/2046	753,259
	Symphony CLO XV, Ltd.
1,150,000	1.653%, 10/17/2026*,[h]	1,137,661
	Symphony CLO, Ltd.
385,000	1.331%, 1/9/2023*,[h]	382,835
	Voya CLO 2014-3, Ltd.
385,000	1.649%, 7/25/2026*,[h]	380,534
	WaMu Mortgage Pass Through Certificates
245,525 489,641	2.233%, 9/25/2036	219,677
	2.274%, 10/25/2036	432,098
3,374,518	1.957%, 11/25/2036	2,978,120

	Total	26,939,084

Commercial Mortgage-Backed Securities (0.5%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.612%, 4/10/2049	2,995,927
	Bear Stearns Commercial Mortgage Securities, Inc.
1,484,479	5.331%, 2/11/2044	1,586,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value

Commercial Mortgage-Backed Securities (0.5%) - continued
	Citigroup/Deutsche Bank Commercial Mortgage
$3,900,000	5.322%, 12/11/2049	$4,129,172
	Commercial Mortgage Pass-Through Certificates
780,000	1.208%, 6/8/2030[g,h]	779,695
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	2,999,453
	Credit Suisse Mortgage Capital Certificates
3,350,000	5.509%, 9/15/2039	3,542,880
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
507,482	0.727%, 12/25/2016	506,775
	Federal National Mortgage Association
550,000	1.272%, 1/25/2017	552,885
	Government National Mortgage Association
33,929	2.164%, 3/16/2033	33,969
19,748	3.214%, 1/16/2040	19,863
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,896,746
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
850,000	1.111%, 12/15/2028[g,h]	850,123
1,300,000	5.698%, 2/12/2049	1,372,678
	JPMBB Commercial Mortgage Securities Trust
1,175,000	3.231%, 1/15/2048	1,181,138
	LSTAR Commercial Mortgage Trust
671,712	1.519%, 1/20/2041[g]	671,672
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	957,904
	SCG Trust 2013-SRP1
425,000	1.561%, 11/15/2026[g,h]	425,516

	Total	24,502,461

Communications Services (0.4%)
	21st Century Fox America, Inc.
350,000	6.900%, 3/1/2019	412,703
	AMC Networks, Inc.
630,000	4.750%, 12/15/2022	611,100
	America Movil SAB de CV
425,000	1.241%, 9/12/2016[h]	428,040
288,000	5.000%, 10/16/2019	317,926
	American Tower Corporation
184,000	7.000%, 10/15/2017	207,743
345,000	3.450%, 9/15/2021	339,183
	AT&T, Inc.
349,000	3.875%, 8/15/2021	365,161
	British Sky Broadcasting Group plc
320,000	2.625%, 9/16/2019[g]	320,119
	CBS Corporation
180,000	2.300%, 8/15/2019	177,850
	CC Holdings GS V, LLC
133,000	2.381%, 12/15/2017	134,179
	CCO Holdings, LLC
630,000	7.375%, 6/1/2020	667,800
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	536,250
	Columbus International, Inc.
355,000	7.375%, 3/30/2021[g]	369,200
	Comcast Corporation
140,000	4.650%, 7/15/2042	153,232
252,000	4.750%, 3/1/2044	280,827
	Cox Communications, Inc.
184,000	9.375%, 1/15/2019[g]	231,568
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[g]	104,644
	Digicel, Ltd.
670,000	6.000%, 4/15/2021[g]	626,450
	DIRECTV Holdings, LLC
252,000	1.750%, 1/15/2018	250,339
212,000	5.875%, 10/1/2019	242,492
141,000	4.450%, 4/1/2024	147,529
	Equinix, Inc.
450,000	5.750%, 1/1/2025	453,938
	FairPoint Communications, Inc.
600,000	8.750%, 8/15/2019[g]	603,000
	Frontier Communications Corporation
450,000	6.875%, 1/15/2025	450,000
	Hughes Satellite Systems Corporation
630,000	6.500%, 6/15/2019	675,675
	Intelsat Jackson Holdings SA
630,000	7.250%, 4/1/2019	657,562
	Level 3 Financing, Inc.
630,000	8.625%, 7/15/2020	679,613
	Nippon Telegraph & Telephone Corporation
120,000	1.400%, 7/18/2017	119,648
	Numericable-SFR
670,000	6.000%, 5/15/2022[g]	673,685
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[g]	363,166
	Sprint Communications, Inc.
629,634	9.000%, 11/15/2018[g]	716,146
	Telefonica Emisiones SAU
329,000	3.992%, 2/16/2016	338,374
319,000	3.192%, 4/27/2018	328,040
	Time Warner Cable, Inc.
440,000	8.250%, 4/1/2019	538,623
210,000	5.000%, 2/1/2020	231,417
	T-Mobile USA, Inc.
670,000	6.125%, 1/15/2022	680,050
	Unitymedia Hessen GmbH & Company KG
385,000	5.500%, 1/15/2023[g]	402,325
	Univision Communications, Inc.
630,000	6.875%, 5/15/2019[g]	655,987
	UPCB Finance V, Ltd.
630,000	7.250%, 11/15/2021[g]	689,062
	Verizon Communications, Inc.
350,000	1.013%, 6/17/2019[h]	351,812
70,000	2.625%, 2/21/2020[g]	69,200
525,000	3.000%, 11/1/2021	517,773
276,000	5.150%, 9/15/2023	304,768
353,000	6.400%, 9/15/2033	434,819

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Communications Services (0.4%) - continued
$188,000	5.050%, 3/15/2034	$200,544
66,000	6.550%, 9/15/2043	84,556
	Viacom, Inc.
206,000	2.500%, 9/1/2018	207,821
	Wind Acquisition Finance SA
260,000	4.750%, 7/15/2020[g]	243,100
75,000	7.375%, 4/23/2021[g]	70,785

	Total	18,665,824

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
635,000	8.000%, 6/15/2019	667,544
	Cinemark USA, Inc.
630,000	4.875%, 6/1/2023	595,350
	Delphi Corporation
329,000	6.125%, 5/15/2021	358,610
	Ford Motor Company
205,000	7.450%, 7/16/2031	278,307
	Ford Motor Credit Company, LLC
396,000	1.684%, 9/8/2017	392,849
241,000	5.000%, 5/15/2018	261,858
350,000	2.597%, 11/4/2019	348,117
	General Motors Company
159,000	3.500%, 10/2/2018	162,180
314,000	6.250%, 10/2/2043	375,104
	General Motors Financial Company, Inc.
630,000	3.250%, 5/15/2018	630,788
	Hilton Worldwide Finance, LLC
670,000	5.625%, 10/15/2021	700,150
	Home Depot, Inc.
205,000	4.875%, 2/15/2044	238,269
	Hyundai Capital America
273,000	1.450%, 2/6/2017[g]	271,974
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[g]	663,075
	KB Home
328,000	4.750%, 5/15/2019	323,080
	L Brands, Inc.
630,000	5.625%, 2/15/2022	677,250
	Lennar Corporation
630,000	4.125%, 12/1/2018	623,700
	Macy’s Retail Holdings, Inc.
102,000	4.375%, 9/1/2023	109,572
275,000	3.625%, 6/1/2024	278,237
	Nissan Motor Acceptance Corporation
330,000	0.785%, 3/3/2017[g,h]	331,050
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	116,000
186,000	4.000%, 12/31/2018	186,930
	TRW Automotive, Inc.
234,000	7.250%, 3/15/2017[g]	258,570
	Volkswagen Group of America Finance, LLC
264,000	0.672%, 11/20/2017[g,h]	263,616
	Walgreens Boots Alliance, Inc.
220,000	2.700%, 11/18/2019	221,119
	Wynn Las Vegas, LLC
630,000	5.375%, 3/15/2022	639,450

	Total	9,972,749

Consumer Non-Cyclical (0.4%)
	AbbVie, Inc.
459,000	2.000%, 11/6/2018	457,460
	Actavis Funding SCS
352,000	4.850%, 6/15/2044	357,187
	Altria Group, Inc.
235,000	9.700%, 11/10/2018	298,405
	Anheuser-Busch InBev Finance, Inc.
296,000	0.632%, 2/1/2019[h]	294,456
	Bayer U.S. Finance, LLC
200,000	1.500%, 10/6/2017[g]	200,128
	Becton, Dickinson and Company
200,000	2.675%, 12/15/2019	202,630
	Boston Scientific Corporation
397,000	2.650%, 10/1/2018	397,467
	Bunge Limited Finance Corporation
282,000	8.500%, 6/15/2019	345,602
	CareFusion Corporation
288,000	6.375%, 8/1/2019	333,215
	Celgene Corporation
476,000	1.900%, 8/15/2017	477,677
66,000	2.300%, 8/15/2018	66,545
	CHS/Community Health Systems, Inc.
630,000	7.125%, 7/15/2020	671,738
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	139,926
	ConAgra Foods, Inc.
325,000	1.900%, 1/25/2018	322,835
	Coventry Health Care, Inc.
347,000	5.950%, 3/15/2017	379,523
	CVS Health Corporation
110,000	2.250%, 8/12/2019	109,541
188,000	6.125%, 9/15/2039	242,914
	Endo Finance LLC & Endo Finco, Inc.
630,000	7.000%, 7/15/2019[g]	657,563
	Forest Laboratories, Inc.
425,000	4.375%, 2/1/2019[g]	448,957
	Fresenius Medical Care US Finance II, Inc.
630,000	5.875%, 1/31/2022[g]	683,550
	Gilead Sciences, Inc.
264,000	4.500%, 2/1/2045	282,163
	Hawk Acquisition Sub, Inc.
629,634	4.250%, 10/15/2020	635,930
	HCA, Inc.
670,000	3.750%, 3/15/2019	670,838
	IMS Health, Inc.
863,000	6.000%, 11/1/2020[g]	888,890
	JBS Finance II, Ltd.
670,000	8.250%, 1/29/2018*	685,075
	Kroger Company
116,000	1.200%, 10/17/2016	115,747
	Lorillard Tobacco Company
235,000	2.300%, 8/21/2017[e]	236,500
252,000	8.125%, 6/23/2019	305,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Consumer Non-Cyclical (0.4%) - continued
	Mattel, Inc.
$235,000	1.700%, 3/15/2018	$232,049
	Medco Health Solutions, Inc.
301,000	7.125%, 3/15/2018	347,522
	Medtronic, Inc.
375,000	4.375%, 3/15/2035[g]	397,821
	Mondelez International, Inc.
247,000	0.752%, 2/1/2019[h]	244,244
	Mylan, Inc.
235,000	7.875%, 7/15/2020[g]	250,321
	Pernod Ricard SA
112,000	2.950%, 1/15/2017[g]	114,592
188,000	5.750%, 4/7/2021[g]	215,951
	Perrigo Company, Ltd.
483,000	1.300%, 11/8/2016	480,885
	Safeway, Inc.
10,000	3.400%, 12/1/2016	10,159
	Spectrum Brands Escrow Corporation
630,000	6.375%, 11/15/2020	656,775
	Sysco Corporation
132,000	2.350%, 10/2/2019	132,719
88,000	4.350%, 10/2/2034	94,740
	Tenet Healthcare Corporation
670,000	8.125%, 4/1/2022	748,725
	Thermo Fisher Scientific, Inc.
282,000	2.400%, 2/1/2019	282,421
	Tyson Foods, Inc.
207,000	4.500%, 6/15/2022	224,116
	UnitedHealth Group, Inc.
105,000	2.875%, 12/15/2021	106,195
	Valeant Pharmaceuticals International
333,000	6.875%, 12/1/2018[g]	343,490
	Whirlpool Corporation
220,000	1.650%, 11/1/2017	219,270
	WM Wrigley Jr. Company
165,000	2.000%, 10/20/2017[g]	166,190

	Total	16,176,153

Energy (0.6%)
	Antero Resources Corporation
1,025,000	5.125%, 12/1/2022[g]	966,063
	Boardwalk Pipelines, Ltd.
310,000	5.875%, 11/15/2016	329,139
	Bonanza Creek Energy, Inc.
725,000	6.750%, 4/15/2021	638,000
	Buckeye Partners, LP
288,000	2.650%, 11/15/2018	283,661
	California Resources Corporation
1,025,000	6.000%, 11/15/2024[g]	866,125
	Calumet Specialty Products Partners, LP
670,000	6.500%, 4/15/2021[g]	596,300
	Canadian Natural Resources, Ltd.
310,000	1.750%, 1/15/2018	308,176
	Chaparral Energy, Inc.
1,025,000	7.625%, 11/15/2022	671,375
	Chesapeake Energy Corporation
610,000	4.875%, 4/15/2022[e]	593,225
	CNOOC Nexen Finance 2014 ULC
345,000	1.625%, 4/30/2017	343,315
	CNPC General Capital, Ltd.
192,000	1.450%, 4/16/2016[g]	191,572
192,000	2.750%, 4/19/2017[g]	194,225
	Concho Resources, Inc.
1,449,634	5.500%, 10/1/2022	1,464,130
	Continental Resources, Inc.
310,000	5.000%, 9/15/2022	299,925
	Crestwood Midstream Partners, LP
400,000	6.125%, 3/1/2022	382,000
	EI Paso, LLC
230,000	7.800%, 8/1/2031	280,055
420,000	Enbridge, Inc. 0.684%, 6/2/2017[h]	418,183
	Energy XXI Gulf Coast, Inc.
1,695,000	7.500%, 12/15/2021[e]	915,300
	Ensco plc
220,000	4.500%, 10/1/2024	213,835
	Enterprise Products Operating, LLC
352,000	2.550%, 10/15/2019	348,456
	EQT Corporation
162,000	5.150%, 3/1/2018	173,058
118,000	8.125%, 6/1/2019	142,258
	Halcon Resources Corporation
1,025,000	8.875%, 5/15/2021[e]	771,312
	Hess Corporation
322,000	8.125%, 2/15/2019	383,113
	Hornbeck Offshore Services, Inc.
560,000	5.000%, 3/1/2021	459,200
	Jones Energy Holdings, LLC
1,025,000	6.750%, 4/1/2022[g]	779,000
	Kinder Morgan, Inc.
220,000	5.000%, 2/15/2021[g]	228,878
242,000	5.300%, 12/1/2034	245,644
	Laredo Petroleum, Inc.
1,025,000	5.625%, 1/15/2022	896,875
	Linn Energy, LLC
629,634	6.250%, 11/1/2019	532,041
820,000	8.625%, 4/15/2020	713,400
	Marathon Petroleum Corporation
88,000	3.625%, 9/15/2024	86,240
176,000	4.750%, 9/15/2044	166,215
	MEG Energy Corporation
630,000	6.500%, 3/15/2021[g]	574,875
1,105,000	7.000%, 3/31/2024[g]	1,000,025
	Oasis Petroleum, Inc.
410,000	6.875%, 3/15/2022	373,100
	Offshore Group Investment, Ltd.
630,000	7.500%, 11/1/2019[e]	469,350
820,000	7.125%, 4/1/2023	582,200
	Pacific Drilling SA
820,000	5.375%, 6/1/2020[g]	668,300
	Petrobras Global Finance BV
423,000	2.000%, 5/20/2016	404,028
	Petroleos Mexicanos
210,000	2.378%, 4/15/2025	207,658
	Plains All American Pipeline, LP
300,000	3.600%, 11/1/2024	294,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Energy (0.6%) - continued
	Precision Drilling Corporation
$820,000	5.250%, 11/15/2024[g]	$672,400
	Range Resources Corporation
1,025,000	5.000%, 3/15/2023	1,025,000
	Regency Energy Partners, LP
670,000	5.000%, 10/1/2022	633,150
	Rosetta Resources, Inc.
790,000	5.875%, 6/1/2024	703,100
	Sabine Pass Liquefaction, LLC
670,000	5.750%, 5/15/2024	657,438
	Samson Investment Company
1,025,000	9.750%, 2/15/2020	424,734
	Sinopec Capital 2013, Ltd.
330,000	1.250%, 4/24/2016[g]	329,040
	Southwestern Energy Company
220,000	7.500%, 2/1/2018	247,836
	Suncor Energy, Inc.
197,000	6.100%, 6/1/2018	220,977
270,000	3.600%, 12/1/2024	266,802
	Transocean, Inc.
345,000	6.000%, 3/15/2018	331,841
	Weatherford International, Ltd.
320,000	9.625%, 3/1/2019	379,546
	Whiting Petroleum Corporation
820,000	5.750%, 3/15/2021	760,550
	Williams Companies, Inc.
157,000	3.700%, 1/15/2023	141,000

	Total	27,247,759

Financials (0.9%)
	Abbey National Treasury Services plc
283,000	0.665%, 9/29/2017[h]	282,295
132,000	3.050%, 8/23/2018	136,662
	ABN AMRO Bank NV
359,000	2.500%, 10/30/2018[g]	362,596
	Air Lease Corporation
220,000	2.125%, 1/15/2018	216,150
	Ally Financial, Inc.
440,000	3.750%, 11/18/2019	433,400
	American Express Credit Corporation
350,000	0.793%, 3/18/2019[h]	348,541
	American International Group, Inc.
145,000	2.300%, 7/16/2019	145,148
	ANZ New Zealand International, Ltd.
294,000	1.400%, 4/27/2017[g]	293,414
	Australia and New Zealand Banking Group, Ltd.
365,000	0.501%, 6/13/2017[g,h]	364,461
	Aviation Capital Group Corporation
132,000	3.875%, 9/27/2016[g]	135,323
	Banco Santander Chile
435,000	1.130%, 4/11/2017[g,h]	433,058
	Bank of America Corporation
264,000	1.700%, 8/25/2017	264,060
455,000	5.750%, 12/1/2017	502,728
578,000	1.317%, 3/22/2018[h]	582,223
476,000	5.650%, 5/1/2018	528,823
295,000	1.105%, 4/1/2019[h]	295,488
150,000	4.000%, 4/1/2024	156,184
201,000	5.875%, 2/7/2042	251,524
323,000	8.000%, 12/29/2049[k]	346,821
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
145,000	2.850%, 9/8/2021[g]	143,010
	Barclays Bank plc
280,000	10.179%, 6/12/2021[g]	375,925
	Barclays plc
264,000	2.750%, 11/8/2019	262,387
	BB&T Corporation
150,000	0.950%, 1/15/2020[h]	149,958
	BBVA Banco Continental SA
350,000	2.250%, 7/29/2016[g]	349,125
	Berkshire Hathaway Finance Corporation
160,000	1.600%, 5/15/2017	161,368
	BioMed Realty, LP
282,000	2.625%, 5/1/2019	281,752
	BNP Paribas SA
386,000	2.375%, 9/14/2017	392,602
	BPCE SA
300,000	1.082%, 2/10/2017[e,h]	301,987
378,000	1.625%, 2/10/2017	378,786
	Capital One Financial Corporation
379,000	6.150%, 9/1/2016	407,287
235,000	2.450%, 4/24/2019	234,462
	Citigroup, Inc.
230,000	6.000%, 8/15/2017	254,465
352,000	1.850%, 11/24/2017	351,596
245,000	1.003%, 4/8/2019[h]	245,919
335,000	8.500%, 5/22/2019	417,433
244,000	4.050%, 7/30/2022	252,457
352,000	3.750%, 6/16/2024	359,479
	CoBank ACB
120,000	0.841%, 6/15/2022*,h	113,691
	Compass Bank
308,000	1.850%, 9/29/2017	306,686
264,000	2.750%, 9/29/2019	264,270
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
228,000	3.950%, 11/9/2022	232,247
	Credit Agricole SA
290,000	1.031%, 4/15/2019[g,h]	292,223
308,000	6.625%, 9/29/2049[g,k]	298,529
	Credit Suisse AG
231,000	5.400%, 1/14/2020	258,324
	CyrusOne, LP
630,000	6.375%, 11/15/2022	672,525
	DDR Corporation
384,000	9.625%, 3/15/2016	421,539
	Denali Borrower, LLC
670,000	5.625%, 10/15/2020[g]	697,135
	Deutsche Bank AG
315,000	1.350%, 5/30/2017	312,346
	Discover Bank
235,000	8.700%, 11/18/2019	290,610
	Discover Financial Services
188,000	6.450%, 6/12/2017	207,719
	DnB Boligkreditt AS
605,000	1.450%, 3/21/2018[g]	602,330
	Duke Realty, LP
88,000	3.875%, 2/15/2021	91,399
264,000	4.375%, 6/15/2022	279,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Financials (0.9%) - continued
	Eksportfinans ASA
$111,000	5.500%, 5/25/2016	$115,978
	European Investment Bank
445,000	1.875%, 3/15/2019	449,481
330,000	2.125%, 10/15/2021	330,861
	Fifth Third Bancorp
286,000	5.450%, 1/15/2017	306,911
145,000	2.875%, 10/1/2021	144,985
	General Electric Capital Corporation
661,000	6.000%, 8/7/2019	768,857
390,000	1.241%, 3/15/2023[h]	395,490
350,000	6.750%, 3/15/2032	478,059
	Genworth Financial, Inc.
336,000	7.700%, 6/15/2020	335,151
	Goldman Sachs Group, Inc.
285,000	2.375%, 1/22/2018	287,878
390,000	1.433%, 4/30/2018[h]	394,576
205,000	1.332%, 11/15/2018[h]	207,009
271,000	7.500%, 2/15/2019	322,344
310,000	2.550%, 10/23/2019	308,868
374,000	5.375%, 3/15/2020	419,141
336,000	5.250%, 7/27/2021	379,230
	Hartford Financial Services Group, Inc.
177,000	4.000%, 10/15/2017	188,191
249,000	5.125%, 4/15/2022	279,898
	HBOS plc
288,000	6.750%, 5/21/2018[g]	320,975
	Health Care REIT, Inc.
264,000	4.700%, 9/15/2017	283,655
58,000	2.250%, 3/15/2018	58,363
	HSBC Bank plc
495,000	0.872%, 5/15/2018[g,h]	496,977
	HSBC Holdings plc
176,000	5.250%, 3/14/2044	197,147
440,000	5.625%, 12/29/2049[k]	441,540
	HSBC USA, Inc.
241,000	1.625%, 1/16/2018	240,072
	Huntington Bancshares, Inc.
66,000	2.600%, 8/2/2018	66,802
	Huntington National Bank
282,000	1.350%, 8/2/2016	282,150
	Icahn Enterprises, LP
500,000	6.000%, 8/1/2020	515,100
	ING Bank NV
282,000	4.125%, 11/21/2023	286,533
	ING Capital Funding Trust III
265,000	3.855%, 12/29/2049[h,k]	264,338
	International Lease Finance Corporation
383,000	2.191%, 6/15/2016[h]	382,521
	Intesa Sanpaolo SPA
317,000	3.125%, 1/15/2016	322,010
141,000	3.875%, 1/16/2018	146,803
288,000	3.875%, 1/15/2019	298,193
	J.P. Morgan Chase & Company
210,000	0.752%, 2/15/2017[h]	209,470
451,000	2.000%, 8/15/2017	455,289
200,000	1.800%, 1/25/2018	199,844
326,000	6.300%, 4/23/2019	378,674
50,000	3.200%, 1/25/2023	50,056
352,000	3.625%, 5/13/2024	360,308
166,000	3.875%, 9/10/2024	166,141
332,000	7.900%, 4/29/2049[k]	357,332
	Kookmin Bank
294,000	1.109%, 1/27/2017[g,h]	295,949
	Liberty Mutual Group, Inc.
60,000	4.950%, 5/1/2022[g]	64,912
56,000	6.500%, 5/1/2042[g]	68,479
	Liberty Property, LP
289,000	5.500%, 12/15/2016	310,295
	Lloyds Banking Group plc
288,000	5.920%, 9/29/2049[g,k]	285,840
	Macquarie Bank, Ltd.
305,000	5.000%, 2/22/2017[g]	325,314
	Merrill Lynch & Company, Inc.
610,000	6.050%, 5/16/2016	645,945
225,000	6.400%, 8/28/2017	250,687
	MetLife, Inc.
220,000	1.903%, 12/15/2017	220,501
	Mizuho Bank, Ltd.
282,000	1.850%, 3/21/2018[g]	280,467
	Morgan Stanley
270,000	6.250%, 8/28/2017	299,933
308,000	1.875%, 1/5/2018	306,873
498,000	6.625%, 4/1/2018	567,239
260,000	1.514%, 4/25/2018[h]	264,137
155,000	4.875%, 11/1/2022	164,622
329,000	4.100%, 5/22/2023	333,092
	Murray Street Investment Trust I
572,000	4.647%, 3/9/2017	603,687
	National City Corporation
288,000	6.875%, 5/15/2019	338,330
	PNC Bank NA
198,000	1.150%, 11/1/2016	198,264
	Pricoa Global Funding I
368,000	1.350%, 8/18/2017[g]	366,485
	Prologis, LP
370,000	7.375%, 10/30/2019	444,985
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	145,086
	RBS Capital Trust III
115,000	2.095%, 9/29/2049[e,h,k]	114,368
	Realty Income Corporation
58,000	2.000%, 1/31/2018	58,107
	Regions Bank
465,000	7.500%, 5/15/2018	539,816
	Reinsurance Group of America, Inc.
105,000	5.625%, 3/15/2017	113,546
252,000	5.000%, 6/1/2021	277,547
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[g]	231,061
	Royal Bank of Canada
341,000	2.200%, 7/27/2018	344,785
	Royal Bank of Scotland Group plc
295,000	1.197%, 3/31/2017[h]	295,912
596,000	5.125%, 5/28/2024	606,246
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	130,799
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[g]	367,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Financials (0.9%) - continued
	SLM Corporation
$75,000	3.875%, 9/10/2015	$75,563
	SpareBank 1 Boligkreditt AS
605,000	1.250%, 5/2/2018[g]	595,854
	Sumitomo Mitsui Banking Corporation
485,000	1.300%, 1/10/2017	484,081
	Suncorp-Metway, Ltd.
674,000	0.955%, 3/28/2017[g,h]	675,002
	Svenska Handelsbanken AB
252,000	1.625%, 3/21/2018	251,609
330,000	0.733%, 6/17/2019[h]	330,272
	Swedbank Hypotek AB
605,000	1.375%, 3/28/2018[g]	599,101
	Swiss RE Capital I, LP
125,000	6.854%, 5/29/2049[g,k]	130,938
	Synchrony Financial
155,000	3.000%, 8/15/2019	156,696
160,000	3.750%, 8/15/2021	163,438
	Toronto-Dominion Bank
185,000	0.792%, 11/5/2019[h]	185,347
	UBS AG/Stamford, Connecticut
116,000	5.875%, 12/20/2017	129,525
	Voya Financial, Inc.
344,000	2.900%, 2/15/2018	352,171
	WEA Finance, LLC
288,000	1.750%, 9/15/2017[g]	286,450
	Wells Fargo & Company
264,000	1.400%, 9/8/2017	263,786

	Total	44,173,638

Foreign Government (<0.1%)
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[g]	330,560

	Total	330,560

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
11,900,000	3.000%, 1/1/2030[c]	12,351,179
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
404,338	1.961%, 6/1/2043[h]	413,737
12,300,000	4.000%, 1/1/2045[c]	13,111,031
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
17,775,000	3.500%, 1/1/2030[c]	18,777,620
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,566,127	2.073%, 1/1/2043[h]	1,623,365
2,672,903	2.058%, 3/1/2043[h]	2,772,498
2,511,456	1.739%, 7/1/2043[h]	2,558,016
726,580	2.017%, 7/1/2043[h]	745,493
635,908	2.101%, 8/1/2043[h]	653,824
39,850,000	3.500%, 1/1/2045[c]	41,540,517
34,550,000	4.000%, 1/1/2045[c]	36,873,622
34,714,000	4.500%, 1/1/2045[c]	37,680,964

	Total	169,101,866

Technology (0.1%)
	Alibaba Group Holding, Ltd.
350,000	2.500%, 11/28/2019[g]	345,281
	Amphenol Corporation
188,000	2.550%, 1/30/2019	189,307
	Apple, Inc.
440,000	0.532%, 5/6/2019[h]	440,179
	Baidu, Inc.
250,000	2.750%, 6/9/2019	248,901
	EMC Corporation
196,000	1.875%, 6/1/2018	195,334
	Fidelity National Information Services, Inc.
336,000	1.450%, 6/5/2017	334,118
	First Data Corporation
630,000	7.375%, 6/15/2019[e,g]	663,075
	Freescale Semiconductor, Inc.
670,000	6.000%, 1/15/2022[g]	700,150
	Hewlett-Packard Company
329,000	5.400%, 3/1/2017	355,156
	Iron Mountain, Inc.
630,000	6.000%, 8/15/2023	655,200
	Micron Semiconductor Asia Pte, Ltd.
202,500	1.258%, 1/15/2019	202,173
	Samsung Electronics America, Inc.
94,000	1.750%, 4/10/2017[g]	94,285
	Tyco Electronics Group SA
368,000	6.550%, 10/1/2017	414,231
	Xerox Corporation
240,000	7.200%, 4/1/2016	256,987
	Xilinx, Inc.
240,000	2.125%, 3/15/2019	238,458

	Total	5,332,835

Transportation (0.1%)
	American Airlines Pass Through Trust
141,595	4.950%, 1/15/2023	151,153
	Avis Budget Car Rental, LLC
365,000	5.125%, 6/1/2022[g]	368,650
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	89,395
76,000	5.750%, 3/15/2033	92,452
	Continental Airlines, Inc.
152,818	4.150%, 4/11/2024	156,926
	CSX Corporation
115,000	3.700%, 11/1/2023	120,565
	Delta Air Lines, Inc.
204,000	6.750%, 5/23/2017	212,670
94,958	4.950%, 5/23/2019	101,605
25,945	4.750%, 5/7/2020	27,600
	ERAC USA Finance, LLC
116,000	1.400%, 4/15/2016[g]	116,272
67,000	2.800%, 11/1/2018[g]	68,437
	Hornbeck Offshore Services, Inc.
205,000	5.875%, 4/1/2020	181,425
	Korea Expressway Corporation
282,000	1.625%, 4/28/2017[g]	280,424

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.0%)	Value
Transportation (0.1%) - continued
	Southwest Airlines Company
$285,000	2.750%, 11/6/2019[g]	$286,311
	Virgin Australia Holdings, Ltd.
98,452	5.000%, 10/23/2023[g]	100,913

	Total	2,354,798

U.S. Government and Agencies (4.5%)
	Federal Home Loan Bank
2,830,000	0.875%, 5/24/2017	2,824,784
	Federal National Mortgage Association
1,535,000	0.875%, 5/21/2018	1,509,476
2,835,000	2.625%, 9/6/2024	2,871,064
405,000	6.250%, 5/15/2029	564,268
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	496,495
	U.S. Treasury Bonds
4,150,000	6.500%, 11/15/2026	5,973,730
2,900,000	5.250%, 11/15/2028	3,888,039
2,050,000	4.375%, 5/15/2040	2,694,949
39,845,000	3.000%, 5/15/2042	41,880,841
	U.S. Treasury Bonds, TIPS
1,722,729	0.125%, 4/15/2019	1,703,752
100,777	2.375%, 1/15/2025	118,319
65,917	2.125%, 2/15/2040	85,444
577,973	0.750%, 2/15/2042	561,582
	U.S. Treasury Notes
1,500,000	0.625%, 10/15/2016	1,500,468
5,335,000	0.875%, 11/15/2017	5,309,573
22,365,000	1.500%, 10/31/2019	22,228,708
27,965,000	1.875%, 6/30/2020	28,152,897
685,000	1.625%, 8/15/2022	666,269
9,850,000	2.250%, 11/15/2024	9,916,182
14,300,000	3.625%, 2/15/2044	16,828,197
	U.S. Treasury Notes, TIPS
29,789,380	0.125%, 4/15/2018	29,677,670
613,735	0.125%, 1/15/2022	596,953
36,236,662	0.125%, 1/15/2023	35,039,149

	Total	215,088,809

Utilities (0.2%)
	AES Corporation
630,000	7.375%, 7/1/2021	711,900
	American Electric Power Company, Inc.
116,000	1.650%, 12/15/2017	116,030
	Atlas Pipeline Partners, LP
630,000	4.750%, 11/15/2021	598,500
	Berkshire Hathaway Energy Company
132,000	2.400%, 2/1/2020[g]	131,425
	Calpine Corporation
670,000	5.375%, 1/15/2023	676,700
	Commonwealth Edison Company
128,000	6.950%, 7/15/2018	147,953
	Dayton Power and Light Company
132,000	1.875%, 9/15/2016	133,458
	DCP Midstream Operating, LP
282,000	2.500%, 12/1/2017	281,676
	Dominion Gas Holdings, LLC
140,000	2.500%, 12/15/2019	140,347
	DTE Energy Company
422,000	2.400%, 12/1/2019	422,070
	Duke Energy Corporation
235,000	0.613%, 4/3/2017[h]	235,314
168,000	2.100%, 6/15/2018	169,535
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
430,000	6.750%, 11/1/2019[g]	437,525
	EDP Finance BV
262,000	4.125%, 1/15/2020[g]	263,467
	Enel Finance International NV
84,000	6.250%, 9/15/2017[g]	93,235
	Energy Transfer Partners, LP
50,000	9.700%, 3/15/2019	62,756
308,000	4.650%, 6/1/2021	321,964
	Enterprise Products Operating, LLC
252,000	5.100%, 2/15/2045	270,948
180,000	7.034%, 1/15/2068	197,437
	Exelon Generation Company, LLC
300,000	5.200%, 10/1/2019	331,506
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	69,816
	MarkWest Energy Partners, LP
665,000	4.875%, 12/1/2024[e]	650,038
	MidAmerican Energy Holdings Company
120,000	1.100%, 5/15/2017	118,775
222,000	5.750%, 4/1/2018	248,783
205,000	6.500%, 9/15/2037	268,302
	NiSource Finance Corporation
166,000	6.800%, 1/15/2019	194,884
	Northeast Utilities
75,000	1.450%, 5/1/2018	73,861
	Northern States Power Company
410,000	4.125%, 5/15/2044	433,771
	NRG Energy, Inc.
630,000	6.625%, 3/15/2023	655,200
	Pacific Gas & Electric Company
347,000	5.625%, 11/30/2017	385,678
	PG&E Corporation
140,000	2.400%, 3/1/2019	140,212
	PPL Capital Funding, Inc.
461,000	1.900%, 6/1/2018	460,217
144,000	3.500%, 12/1/2022	145,847
	Sempra Energy
440,000	6.150%, 6/15/2018	498,655
	Southern Company
220,000	1.300%, 8/15/2017	219,097
	TransAlta Corporation
336,000	1.900%, 6/3/2017	334,577
	Williams Companies, Inc.
192,000	7.875%, 9/1/2021	221,793
	Williams Partners, LP
60,000	7.250%, 2/1/2017	66,133

	Total	10,929,385

	Total Long-Term Fixed Income (cost $611,048,673)	618,175,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Collateral Held for Securities Loaned (0.8%)	Value
39,076,872	Thrivent Cash Management Trust	$39,076,872

	Total Collateral Held for Securities Loaned (cost $39,076,872)	39,076,872

Shares or Principal Amount	Short-Term Investments (18.1%)[i]
	Federal Home Loan Bank Discount Notes
6,000,000	0.040%, 1/2/2015	5,999,993
38,850,000	0.051%, 1/7/2015	38,849,673
12,500,000	0.047%, 1/9/2015	12,499,868
4,000,000	0.040%, 1/12/2015[f]	3,999,951
25,000,000	0.050%, 1/14/2015	24,999,549
27,828,000	0.055%, 1/16/2015	27,827,354
32,000,000	0.080%, 1/21/2015	31,998,578
5,000,000	0.063%, 1/23/2015	4,999,807
32,000,000	0.063%, 1/28/2015	31,998,500
69,000,000	0.066%, 1/30/2015	68,996,356
136,224,000	0.075%, 2/4/2015	136,214,346
94,000,000	0.080%, 2/10/2015	93,991,644
99,500,000	0.087%, 2/11/2015	99,490,198
57,000,000	0.090%, 2/13/2015	56,993,873
40,600,000	0.091%, 2/20/2015[f]	40,594,883
2,000,000	0.050%, 3/2/2015	1,999,833
52,100,000	0.101%, 3/4/2015	52,090,964
27,900,000	0.105%, 3/6/2015	27,894,771
10,000,000	0.110%, 3/11/2015	9,997,892
31,000,000	0.116%, 3/13/2015	30,992,880
23,000,000	0.130%, 3/18/2015	22,993,688
6,800,000	0.090%, 4/24/2015[f]	6,798,079
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.053%, 1/26/2015	4,999,816
	Federal National Mortgage Association Discount Notes
3,000,000	0.045%, 1/5/2015	2,999,985
23,000,000	0.035%, 1/14/2015[f]	22,999,709
	U.S. Treasury Bills
200,000	0.030%, 3/19/2015	199,987

	Total Short-Term Investments (at amortized cost)	863,422,177

	Total Investments (cost $4,422,414,262) 104.2%	$4,974,845,247

	Other Assets and Liabilities, Net (4.2%)	(199,847,681)

	Total Net Assets 100.0%	$4,774,997,566

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	At December 31, 2014, $44,185,726 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $55,697,933 or 1.2% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
j	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Aggressive Allocation Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$384,808
Apidos CLO XVIII, 7/22/2026	6/25/2014	374,062
ARES CLO, Ltd., 11/15/2025	11/26/2014	750,000
Babson CLO, Ltd. 2014-II, 10/17/2026	8/15/2014	384,808
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	385,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	384,611
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	400,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	385,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	385,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	400,000
CoBank ACB, 6/15/2022	10/18/2013	113,354
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	385,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	396,384
FNA Trust, 1/10/2018	4/29/2013	173,549
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	399,600
JBS Finance II, Ltd., 1/29/2018	8/11/2014	700,115
Limerock CLO III, LLC, 10/20/2026	10/16/2014	1,150,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	424,490
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	300,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	385,000
OHA Loan Funding 2014-1, Ltd., 10/20/2026	11/6/2014	1,147,125
OZLM VIII, Ltd., 10/17/2026	8/7/2014	382,805
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	1,141,375
Symphony CLO, Ltd., 1/9/2023	9/15/2014	385,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	384,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$625,513,523
Gross unrealized depreciation	(77,157,779)

Net unrealized appreciation (depreciation)	$548,355,744

Cost for federal income tax purposes	$4,426,489,503

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,156,049	—	5,156,049	—
Capital Goods	3,488,276	—	3,488,276	—
Communications Services	32,191,683	—	29,334,815	2,856,868
Consumer Cyclical	16,972,368	—	16,972,368	—
Consumer Non-Cyclical	10,810,098	—	9,875,035	935,063
Energy	6,574,874	—	5,299,296	1,275,578
Financials	4,393,187	—	4,393,187	—
Technology	4,738,658	—	4,738,658	—
Transportation	3,676,486	—	2,950,758	725,728
Utilities	2,879,477	—	2,879,477	—
Affiliated Mutual Funds
Equity Mutual Funds	1,643,430,993	1,643,430,993	—	—
Fixed Income Mutual Funds	296,381,142	296,381,142	—	—
Common Stock
Consumer Discretionary	208,487,679	205,856,319	2,631,360	—
Consumer Staples	56,812,864	55,528,132	1,284,732	—
Energy	192,268,303	188,926,063	3,342,240	—
Financials	243,512,695	233,210,158	10,302,537	—
Health Care	198,911,609	196,141,248	2,770,361	—
Industrials	167,491,928	164,391,294	3,100,634	—
Information Technology	280,363,381	278,041,190	2,322,191	—
Materials	49,471,356	48,674,823	796,533	—
Telecommunications Services	8,282,800	5,584,074	2,698,726	—
Utilities	17,874,948	16,013,773	1,861,175	—
Long-Term Fixed Income
Asset-Backed Securities	35,875,786	—	34,553,607	1,322,179
Basic Materials	5,835,401	—	5,835,401	—
Capital Goods	5,648,236	—	5,648,236	—
Collateralized Mortgage Obligations	26,939,084	—	26,939,084	—
Commercial Mortgage-Backed Securities	24,502,461	—	24,502,461	—
Communications Services	18,665,824	—	18,665,824	—
Consumer Cyclical	9,972,749	—	9,972,749	—
Consumer Non-Cyclical	16,176,153	—	16,176,153	—
Energy	27,247,759	—	27,247,759	—
Financials	44,173,638	—	44,173,638	—
Foreign Government	330,560	—	330,560	—
Mortgage-Backed Securities	169,101,866	—	169,101,866	—
Technology	5,332,835	—	5,332,835	—
Transportation	2,354,798	—	2,354,798	—
U.S. Government and Agencies	215,088,809	—	215,088,809	—
Utilities	10,929,385	—	10,929,385	—
Collateral Held for Securities Loaned	39,076,872	39,076,872	—	—
Short-Term Investments	863,422,177	—	863,422,177	—

Total	$4,974,845,247	$3,371,256,081	$1,596,473,750	$7,115,416

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	39,301,633	39,301,633	—	—

Total Asset Derivatives	$39,301,633	$39,301,633	$—	$—

Liability Derivatives
Futures Contracts	14,335,343	14,335,343	—	—

Total Liability Derivatives	$14,335,343	$14,335,343	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(1,155)	March 2015	($252,760,822)	($252,475,781)	$285,041
5-Yr. U.S. Treasury Bond Futures	(335)	March 2015	(39,823,491)	(39,841,446)	(17,955)
10-Yr. U.S. Treasury Bond Futures	257	March 2015	32,380,777	32,586,798	206,021
30-Yr. U.S. Treasury Bond Futures	901	March 2015	126,656,597	130,250,812	3,594,215
Eurex EURO STOXX 50 Futures	5,921	March 2015	212,939,156	224,112,584	11,173,428
Mini MSCI EAFE Index Futures	480	March 2015	41,800,171	42,189,600	389,429
Russell 2000 Index Mini-Futures	131	March 2015	14,935,535	15,729,170	793,635
S&P 400 Index Mini-Futures	(2,368)	March 2015	(328,711,092)	(343,028,480)	(14,317,388)
S&P 500 Index Futures	1,236	March 2015	612,828,700	634,191,600	21,362,900
Ultra Long Term U.S. Treasury Bond Futures	196	March 2015	30,879,786	32,376,750	1,496,964
Total Futures Contracts					$24,966,290

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,582,241
Total Interest Rate Contracts		5,582,241
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	33,719,392
Total Equity Contracts		33,719,392

Total Asset Derivatives		$39,301,633

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,955
Total Interest Rate Contracts		17,955
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	14,317,388
Total Equity Contracts		14,317,388

Total Liability Derivatives		$14,335,343

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	33,666,503
Total Equity Contracts		33,666,503
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	13,037,080
Total Interest Rate Contracts		13,037,080
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	49,276
Total Credit Contracts		49,276

Total		$46,752,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,812,183
Total Interest Rate Contracts		4,812,183
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	9,229,790
Total Equity Contracts		9,229,790

Total		$14,041,973

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$941,514,778	20.7%	N/A
Interest Rate Contracts	426,249,522	9.4	N/A
Credit Contracts	N/A	N/A	$21,344

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Partner Small Cap Growth	$99,350,542	$11,250,739	$93,647,695	—	$—	$—
Partner Small Cap Value	95,754,838	2,682,706	—	3,483,432	98,513,554	207,953
Small Cap Stock	80,744,824	1,056,897	—	4,604,230	84,584,317	175,776
Partner Mid Cap Value	120,947,314	17,563,147	—	7,570,495	137,304,560	813,044
Mid Cap Stock	250,137,905	12,622,547	—	14,848,287	279,977,811	831,246
Partner Worldwide Allocation	469,014,832	9,533,135	—	47,730,299	443,920,241	9,533,135
Large Cap Value	296,898,574	3,787,069	—	19,283,176	323,712,459	3,787,069
Large Cap Stock	261,579,999	2,372,475	—	22,340,673	275,418,051	2,372,475
High Yield	126,092,487	7,555,210	8,782,046	24,608,174	119,925,476	7,554,992
Income	141,401,371	7,215,970	12,273,875	13,188,704	138,495,900	5,436,133
Limited Maturity Bond	42,310,425	715,211	5,059,894	3,867,565	37,959,766	715,720
Cash Management Trust- Collateral Investment	34,022,252	286,233,951	281,179,331	39,076,872	39,076,872	369,519
Total Value and Income Earned	2,018,255,363				1,978,889,007	31,797,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.1%)[a]	Value
Basic Materials (0.3%)
	Alpha Natural Resources, Inc., Term Loan
$4,226,231	3.500%, 5/22/2020	$3,341,385
	Axalta Coating Systems US Holdings, Inc., Term Loan
2,824,565	3.750%, 2/1/2020	2,744,687
	Fortescue Metals Group, Ltd., Term Loan
2,170,328	3.750%, 6/30/2019	1,966,317
	Ineos Group Holdings, Ltd., Term Loan
3,860,299	3.750%, 5/4/2018	3,734,415
	NewPage Corporation, Term Loan
8,000,000	9.500%, 2/11/2021	7,586,640
	Tronox Pigments BV, Term Loan
2,972,330	4.000%, 3/19/2020	2,917,847
	Wausau Paper Corporation, Term Loan
5,373,000	6.500%, 7/30/2020	5,319,270

	Total	27,610,561

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
2,307,708	3.750%, 10/9/2019	2,236,308
	Berry Plastics Group, Inc., Term Loan
6,307,650	3.500%, 2/8/2020	6,091,361
	Silver II Borrower, Term Loan
1,565,288	4.000%, 12/13/2019	1,451,319
	STHI Holding Corporation, Term Loan
1,855,350	4.500%, 8/6/2021	1,838,336

	Total	11,617,324

Communications Services (1.4%)
	Atlantic Broadband Penn, LLC, Term Loan
1,191,643	3.250%, 11/30/2019	1,164,831
	Birch Communication Inc., Term Loan
7,893,663	7.750%, 7/17/2020	7,735,790
	Cable & Wireless Communications plc, Term Loan
640,000	0.000%, 11/25/2016[b,c]	636,800
	Cengage Learning Aquisitions, Term Loan
5,994,700	7.000%, 3/31/2020	5,927,260
	Cequel Communications, LLC, Term Loan
2,006,560	3.500%, 2/14/2019	1,972,569
	Charter Communications Operating, LLC, Term Loan
847,100	3.000%, 7/1/2020	829,633
4,432,500	3.000%, 1/3/2021	4,339,240
	Clear Channel Communications, Inc., Term Loan
30,753	3.819%, 1/29/2016	30,400
3,645,169	6.919%, 1/30/2019	3,429,047
1,172,348	7.669%, 7/30/2019	1,115,196
	Cumulus Media Holdings, Inc., Term Loan
3,890,667	4.250%, 12/23/2020[b,c]	3,767,450
	Fairpoint Communications, Term Loan
4,205,100	7.500%, 2/14/2019	4,160,442
	Grande Communications Networks, LLC, Term Loan
2,570,876	4.500%, 5/29/2020	2,535,526
	Hargray Communications Group, Inc., Term Loan
4,682,753	5.250%, 6/26/2019	4,647,632
	Integra Telecom Holdings, Inc., Term Loan
2,564,325	5.250%, 2/22/2019	2,489,011
1,010,000	9.750%, 2/21/2020	1,001,162
	Intelsat Jackson Holdings SA, Term Loan
2,274,236	3.750%, 6/30/2019	2,237,280
	Level 3 Communications, Inc., Term Loan
3,305,000	4.000%, 1/15/2020	3,276,081
	Level 3 Financing, Inc., Term Loan
1,680,000	4.500%, 1/31/2022	1,679,479
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,090,000	0.000%, 1/7/2022[b,c]	2,027,300
2,290,000	4.500%, 1/7/2022	2,227,025
1,000,000	7.750%, 7/7/2023	1,000,000
	LTS Buyer, LLC, Term Loan
3,189,672	4.000%, 4/13/2020	3,115,927
135,988	8.000%, 4/12/2021	133,438
	McGraw-Hill Global Education, LLC, Term Loan
3,496,242	5.750%, 3/22/2019	3,477,677
	Mediacom Broadband, LLC, Term Loan
1,324,513	4.000%, 1/20/2020	1,293,612
	NEP Broadcasting, LLC, Term Loan
242,857	9.500%, 7/22/2020	237,696
	NEP/NCP Holdco, Inc., Term Loan
9,275,625	4.250%, 1/22/2020	9,059,224
	NTelos, Inc., Term Loan
1,246,313	5.750%, 11/9/2019	1,084,292
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,363,603	5.500%, 7/31/2018	1,353,376
	Syniverse Holdings, Inc., Term Loan
3,315,763	4.000%, 4/23/2019	3,216,291
	TNS, Inc., Term Loan
5,550,059	5.000%, 2/14/2020	5,487,621
	Univision Communications, Inc., Term Loan
3,765,124	4.000%, 3/1/2020	3,676,644
	Virgin Media Investment Holdings, Ltd., Term Loan
7,500,000	3.500%, 6/7/2020	7,354,575
	WideOpenWest Finance, LLC, Term Loan
5,600,250	4.750%, 4/1/2019	5,554,776
	XO Communications, LLC, Term Loan
3,870,750	4.250%, 3/20/2021	3,793,335
	Yankee Cable Acquisition, LLC, Term Loan
3,731,036	4.500%, 3/1/2020	3,707,717
	Zayo Group, LLC, Term Loan
9,476,197	4.000%, 7/2/2019	9,361,534

	Total	120,136,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.1%)[a]	Value
Consumer Cyclical (0.7%)
	Amaya Gaming Group, Inc., Term Loan
$4,663,312	5.000%, 8/1/2021[b,c]	$4,613,182
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,879,720	4.250%, 8/13/2021	1,852,709
	Ceridian HCM Holding, Inc., Term Loan
2,494,039	4.500%, 9/15/2020	2,448,847
	Chrysler Group, LLC, Term Loan
2,892,545	3.500%, 5/24/2017	2,871,371
	Golden Nugget, Inc., Delayed Draw
525,690	5.500%, 11/21/2019	518,136
	Golden Nugget, Inc., Term Loan
1,226,610	5.500%, 11/21/2019	1,208,984
	Hilton Worldwide Finance, LLC, Term Loan
9,892,544	3.500%, 10/26/2020	9,764,732
	J.C. Penney Corporation, Inc., Term Loan
3,920,300	6.000%, 5/22/2018	3,838,640
	Las Vegas Sands, LLC, Term Loan
2,128,500	3.250%, 12/19/2020	2,113,430
	Marina District Finance Company, Inc., Term Loan
2,502,525	6.750%, 8/15/2018	2,480,102
	MGM Resorts International, Term Loan
2,616,600	3.500%, 12/20/2019	2,543,021
	Mohegan Tribal Gaming Authority, Term Loan
6,732,000	5.500%, 11/19/2019	6,456,729
	Rite Aid Corporation, Term Loan
630,436	3.500%, 2/21/2020	626,496
1,285,000	5.750%, 8/21/2020	1,287,146
	ROC Finance, LLC, Term Loan
6,152,125	5.000%, 6/20/2019	5,690,716
	Scientific Games International, Inc., Term Loan
7,955,481	6.000%, 10/18/2020	7,830,182
	Seminole Indian Tribe of Florida, Term Loan
1,417,162	3.000%, 4/29/2020	1,408,900

	Total	57,553,323

Consumer Non-Cyclical (0.5%)
	Albertsons, Inc., Term Loan
6,911,985	4.750%, 3/21/2019	6,860,145
	Biomet, Inc., Term Loan
2,417,058	3.670%, 7/25/2017	2,402,387
	Catalina Marketing Corporation, Term Loan
3,880,500	4.500%, 4/9/2021	3,684,069
	CHS/Community Health Systems, Inc., Term Loan
457,817	3.486%, 1/25/2017	454,763
1,220,233	4.250%, 1/27/2021	1,215,914
	Del Monte Corporation, Term Loan
837,390	3.500%, 3/9/2020	799,708
	HCA, Inc., Term Loan
1,481,250	2.919%, 3/31/2017	1,468,289
	Hologic, Inc., Term Loan
1,188,114	3.250%, 8/1/2019	1,175,413
	JBS USA, LLC, Term Loan
2,816,296	3.750%, 5/25/2018	2,774,051
	Ortho-Clinical Diagnostics, Inc., Term Loan
9,616,675	4.750%, 6/30/2021	9,445,979
	Roundy’s Supermarkets, Inc., Term Loan
3,387,446	5.750%, 3/3/2021	3,170,073
	Supervalu, Inc., Term Loan
8,122,249	4.500%, 3/21/2019	7,964,353
	Visant Corporation, Term Loan
5,223,627	7.000%, 9/23/2021	5,066,918

	Total	46,482,062

Energy (0.3%)
	Arch Coal, Inc., Term Loan
3,451,157	6.250%, 5/16/2018	2,848,654
	Energy Solutions, LLC, Term Loan
6,591,875	6.750%, 5/29/2020	6,560,959
	Expro Holdings UK 2, Ltd., Term Loan
2,992,500	5.750%, 9/2/2021	2,438,887
	Fieldwood Energy, LLC, Term Loan
2,073,762	3.875%, 9/28/2018	1,959,705
660,000	8.375%, 9/30/2020	479,325
	Houston Fuel Oil Terminal, LLC, Term Loan
3,720,675	4.250%, 8/19/2021[b,c]	3,553,245
	McJunkin Red Man Corporation, Term Loan
2,137,938	5.000%, 11/8/2019	1,961,558
	Offshore Group Investment, Ltd., Term Loan
3,325,762	5.750%, 3/28/2019	2,477,693
	Pacific Drilling SA, Term Loan
2,388,625	4.500%, 6/3/2018	1,962,661
	TerraForm Power Operating, LLC, Term Loan
2,064,625	4.750%, 7/23/2019	2,054,302

	Total	26,296,989

Financials (0.3%)
	DJO Finance, LLC, Term Loan
2,923,223	4.250%, 9/15/2017	2,852,568
	GEO Group, Inc., Term Loan
848,085	3.250%, 4/3/2020	838,188
	Harland Clarke Holdings Corporation, Term Loan
4,494,875	7.000%, 5/22/2018	4,499,370
487,500	6.000%, 8/4/2019	484,453
	MoneyGram International, Inc., Term Loan
3,384,713	4.250%, 3/27/2020	3,095,320
	MPH Acquisition Holdings, LLC, Term Loan
2,272,727	3.750%, 3/31/2021	2,205,682
	TransUnion, LLC, Term Loan
7,791,125	4.000%, 4/9/2021	7,664,519
	WaveDivision Holdings, LLC, Term Loan
3,586,800	4.000%, 10/15/2019	3,527,008

	Total	25,167,108

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.1%)[a]	Value
Technology (0.2%)
	Avago Technologies, Ltd., Term Loan
$2,985,000	3.750%, 5/6/2021	$2,971,329
	First Data Corporation, Term Loan
7,025,000	3.667%, 3/23/2018	6,880,145
1,355,000	3.667%, 9/24/2018	1,323,158
	Freescale Semiconductor, Inc., Term Loan
3,050,895	4.250%, 2/28/2020	2,972,731
3,110,625	5.000%, 1/15/2021	3,098,182
	Infor US, Inc., Term Loan
1,784,020	3.750%, 6/3/2020	1,728,394

	Total	18,973,939

Transportation (0.2%)
	American Airlines, Inc., Term Loan
3,654,350	3.750%, 6/27/2019	3,610,206
	Delta Air Lines, Inc., Term Loan
2,987,907	3.250%, 4/20/2017[b,c]	2,950,558
	OSG Bulk Ships, Inc., Term Loan
4,910,325	5.250%, 8/5/2019	4,775,291
	United Airlines, Inc., Term Loan
2,117,288	3.500%, 4/1/2019	2,077,588
897,750	3.750%, 9/15/2021	888,027

	Total	14,301,670

Utilities (0.1%)
	Calpine Corporation, Term Loan
626,972	4.000%, 4/1/2018	619,292
2,649,025	4.000%, 10/9/2019	2,610,958
	Intergen NV, Term Loan
1,694,200	5.500%, 6/15/2020	1,678,664
	NGPL PipeCo, LLC, Term Loan
2,169,995	6.750%, 9/15/2017	2,102,183

	Total	7,011,097

	Total Bank Loans (cost $365,077,817)	355,150,962

Shares	Affiliated Mutual Funds (34.3%)
Equity Mutual Funds (20.5%)
4,493,008	Thrivent Partner Small Cap Value Portfolio	127,064,959
3,657,193	Thrivent Small Cap Stock Portfolio	67,186,286
7,195,521	Thrivent Partner Mid Cap Value Portfolio	130,503,721
12,265,522	Thrivent Mid Cap Stock Portfolio	231,277,457
54,413,534	Thrivent Partner Worldwide Allocation Portfolio	506,078,515
26,828,993	Thrivent Large Cap Value Portfolio	450,386,356
20,701,632	Thrivent Large Cap Stock Portfolio	255,211,795

	Total	1,767,709,089

Fixed Income Mutual Funds (13.8%)
38,748,320	Thrivent High Yield Portfolio	188,836,063
59,336,507	Thrivent Income Portfolio	623,098,599
37,948,191	Thrivent Limited Maturity Bond Portfolio	372,457,698

	Total	1,184,392,360

	Total Affiliated Mutual Funds (cost $2,576,270,394)	2,952,101,449

Principal Amount	Long-Term Fixed Income (23.3%)
Asset-Backed Securities (1.1%)
	Access Group, Inc.
1,067,492	0.670%, 2/25/2036[d,e]	1,054,559
	Ally Auto Receivables Trust 2013-SN1
989,627	0.720%, 5/20/2016	989,960
	ARES CLO, Ltd.
2,750,000	1.714%, 11/15/2025*,e	2,750,000
	BA Credit Card Trust
1,750,000	0.541%, 6/15/2021[e]	1,748,624
	Barclays Dryrock Issuance Trust
3,500,000	0.521%, 12/16/2019[e]	3,495,586
	Capital One Multi-Asset Execution Trust
2,250,000	0.541%, 1/18/2022[e]	2,247,518
	Chase Issuance Trust
2,400,000	1.150%, 1/15/2019	2,398,822
	Chesapeake Funding, LLC
2,463,098	0.607%, 1/7/2025[d,e]	2,460,776
	Citibank Credit Card Issuance Trust
3,800,000	1.020%, 2/22/2019	3,785,389
	Countrywide Asset-Backed Certificates
1,654,772	5.530%, 4/25/2047	1,627,114
	Edlinc Student Loan Funding Trust
109,107	3.160%, 10/1/2025*,e	110,471
	Enterprise Fleet Financing, LLC
2,918,981	1.060%, 3/20/2019[d]	2,924,577
1,494,296	0.870%, 9/20/2019[d]	1,493,749
	FirstEnergy Ohio PIRB Special Purpose Trust
798,349	0.679%, 1/15/2019	798,117
	FNA Trust
373,813	1.980%, 1/10/2018*	374,561
	Ford Credit Auto Owner Trust
1,350,000	2.260%, 11/15/2025[d]	1,357,206
	GE Equipment Transportation, LLC
1,366,027	0.690%, 11/25/2016	1,366,538
	Golden Credit Card Trust
150,000	0.411%, 2/15/2018[d,e]	149,949
2,000,000	0.591%, 9/15/2018[d,e]	2,004,488
	GoldenTree Loan Opportunities IX, Ltd.
1,400,000	1.829%, 10/29/2026*,e	1,389,019
	GreatAmerica Leasing Receivables
3,910,052	0.610%, 5/15/2016[d]	3,910,321
	Hertz Fleet Lease Funding, LP
3,225,000	0.712%, 12/10/2027[d,e]	3,226,229
	Hyundai Floorplan Master Owner Trust
1,890,000	0.511%, 5/15/2018[d,e]	1,891,444
	Master Credit Card Trust
1,139,600	0.780%, 4/21/2017[d]	1,139,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Asset-Backed Securities (1.1%) - continued
	Morgan Stanley Bank of America Merrill Lynch Trust
$5,400,000	3.176%, 8/15/2045	$5,528,742
5,400,000	3.246%, 12/15/2047	5,456,095
	Morgan Stanley Capital, Inc.
2,969,686	0.320%, 2/25/2037[e]	1,857,583
	Motor plc
690,667	0.670%, 2/15/2021[d]	690,884
1,299,200	0.650%, 8/25/2021[d,e]	1,300,322
	Ohio Phase-In-Recovery Funding, LLC
3,152,542	0.958%, 7/2/2018	3,156,476
	OZLM VIII, Ltd.
1,400,000	1.715%, 10/17/2026*,[e]	1,393,285
	Penarth Master Issuer plc
3,185,000	0.552%, 11/18/2017[d,e]	3,185,839
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036[f]	4,599,107
3,695,417	5.580%, 11/25/2036[f]	2,278,154
	SLM Student Loan Trust
2,715,422	0.761%, 7/15/2022[d,e]	2,713,798
476,356	0.761%, 8/15/2022[d,e]	476,847
2,338,642	0.634%, 4/25/2023[d,e]	2,339,687
125,000	1.211%, 5/17/2027[d,e]	125,816
	U.S. Small Business Administration
998,996	3.191%, 3/10/2024	1,035,180
	Vericrest Opportunity Loan Transferee
6,384,675	3.125%, 4/27/2054[d]	6,347,516
	Volvo Financial Equipment, LLC
1,400,000	0.740%, 3/15/2017[d]	1,401,189
2,000,000	0.820%, 4/16/2018[d]	1,996,450
	World Financial Network Credit Card Master Trust
1,300,000	0.541%, 12/15/2019[e]	1,300,510
1,400,000	0.910%, 3/16/2020	1,397,978
	World Omni Automobile Lease Securitization Trust
2,600,000	1.400%, 2/15/2019	2,616,351
	World Omni Master Owner Trust
150,000	0.505%, 2/15/2018[d,e]	150,009

	Total	96,042,800

Basic Materials (0.2%)
	Albemarle Corporation
395,000	3.000%, 12/1/2019	395,060
	ArcelorMittal
1,425,000	6.000%, 3/1/2021	1,482,000
	Eastman Chemical Company
775,000	2.700%, 1/15/2020	779,398
	First Quantum Minerals, Ltd.
621,000	6.750%, 2/15/2020[d]	562,005
621,000	7.000%, 2/15/2021[d]	558,900
	FMG Resources August 2006 Pty., Ltd.
653,333	6.875%, 2/1/2018[d,g]	592,900
	Freeport-McMoRan, Inc.
1,580,000	2.375%, 3/15/2018	1,562,628
960,000	4.000%, 11/14/2021	951,170
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[d]	919,682
	Goldcorp, Inc.
1,135,000	2.125%, 3/15/2018	1,121,793
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,100,000	8.875%, 2/1/2018	979,000
	Ineos Finance plc
1,100,000	7.500%, 5/1/2020[d]	1,155,000
	LyondellBasell Industries NV
1,280,000	6.000%, 11/15/2021	1,473,228
	Sappi Papier Holding GmbH
700,000	6.625%, 4/15/2021[d]	717,500
	Vale Overseas, Ltd.
1,202,000	6.250%, 1/23/2017	1,282,065
	Yamana Gold, Inc.
1,285,000	4.950%, 7/15/2024	1,254,130

	Total	15,786,459

Capital Goods (0.2%)
	BAE Systems plc
640,000	3.500%, 10/11/2016[d]	664,802
	Brand Energy & Infrastructure Services, Inc.
625,000	8.500%, 12/1/2021[d]	562,500
	CNH Capital, LLC
1,100,000	3.625%, 4/15/2018	1,083,500
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,425,900
	Harsco Corporation
1,197,000	2.700%, 10/15/2015	1,195,504
	Hutchison Whampoa Finance CI, Ltd.
990,000	1.625%, 10/31/2017[d]	981,842
	Ingersoll-Rand Global Holding Company, Ltd.
1,328,000	6.875%, 8/15/2018	1,541,630
	L-3 Communications Corporation
1,336,000	1.500%, 5/28/2017	1,322,858
	Martin Marietta Materials, Inc.
960,000	1.357%, 6/30/2017[e]	970,525
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022 [d]	979,200
	Raytheon Company
990,000	4.200%, 12/15/2044	1,028,307
	Reynolds Group Issuer, Inc.
1,101,432	5.750%, 10/15/2020	1,128,968
	Roper Industries, Inc.
1,280,000	2.050%, 10/1/2018	1,269,435
	RSC Equipment Rental, Inc.
1,100,000	8.250%, 2/1/2021	1,199,000
	Textron, Inc.
785,000	5.600%, 12/1/2017	862,641

	Total	16,216,612

Collateralized Mortgage Obligations (1.1%)
	Alm Loan Funding CLO
1,400,000	1.664%, 10/17/2026*,e	1,392,539
	Alternative Loan Trust
1,639,393	6.000%, 6/25/2036	1,469,583

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Collateralized Mortgage Obligations (1.1%) - continued
	Apidos CLO XVIII
$1,400,000	1.646%, 7/22/2026*,e	$1,383,323
	Babson CLO, Ltd. 2014-II
1,400,000	1.656%, 10/17/2026*,e	1,389,850
	Birchwood Park CLO, Ltd.
1,400,000	1.674%, 7/15/2026*,e	1,393,227
	BlueMountain CLO, Ltd.
1,400,000	1.480%, 10/15/2026*,e	1,387,182
	Carlyle Global Market Strategies CLO, Ltd.
1,400,000	1.531%, 7/20/2023*,e	1,388,794
1,400,000	1.733%, 10/15/2026*,e	1,397,280
	Cent CLO 16, LP
1,400,000	1.482%, 8/1/2024*,e	1,387,751
	Cent CLO 22, Ltd.
1,400,000	1.713%, 11/7/2026*,e	1,386,743
	Citigroup Mortgage Loan Trust, Inc.
1,172,831	5.500%, 11/25/2035	1,082,046
	CitiMortgage Alternative Loan Trust
3,868,272	5.750%, 4/25/2037	3,321,507
	Countrywide Alternative Loan Trust
2,816,775	5.220%, 10/25/2035	2,392,107
1,591,146	6.000%, 4/25/2036	1,374,492
737,869	6.000%, 1/25/2037	680,826
4,461,449	5.500%, 5/25/2037	3,867,001
3,651,314	7.000%, 10/25/2037	2,698,869
	Countrywide Home Loans, Inc.
1,399,794	5.750%, 4/25/2037	1,294,045
	Deutsche Alt-A Securities Mortgage Loan Trust
1,132,301	6.000%, 10/25/2021	998,199
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
438,263	5.500%, 10/25/2021	421,342
	Dryden 34 Senior Loan Fund CLO
1,400,000	1.717%, 10/15/2026*,e	1,392,610
	Federal Home Loan Mortgage Corporation
5,518,198	3.000%, 2/15/2033[h]	744,637
	Federal National Mortgage Association
11,736,263	3.500%, 1/25/2033[h]	1,676,227
	First Horizon Alternative Mortgage Securities Trust 2006-FA4
3,606,638	6.000%, 8/25/2036[e]	3,006,901
	GSR Mortgage Loan Trust
1,289,949	0.360%, 8/25/2046[e]	1,238,759
	HomeBanc Mortgage Trust
2,085,275	2.197%, 4/25/2037	1,551,682
	J.P. Morgan Alternative Loan Trust
2,224,085	6.500%, 3/25/2036	1,961,438
	J.P. Morgan Mortgage Trust
804,430	2.663%, 6/25/2036	683,252
353,113	2.537%, 10/25/2036	316,965
4,295,052	0.550%, 1/25/2037[e]	2,787,489
4,538,100	6.250%, 8/25/2037	3,749,841
	Limerock CLO III, LLC
4,500,000	1.759%, 10/20/2026*,e	4,469,232
	Madison Park Funding XIV CLO, Ltd.
1,525,000	1.681%, 7/20/2026*,e	1,518,679
	MASTR Alternative Loans Trust
809,748	6.500%, 7/25/2034	829,541
2,706,489	0.620%, 12/25/2035[e]	1,475,142
	Merrill Lynch Alternative Note Asset Trust
894,140	6.000%, 3/25/2037	831,851
	Neuberger Berman CLO, Ltd.
1,100,000	1.626%, 8/4/2025*,e	1,089,837
	Octagon Investment Partners XX CLO, Ltd.
1,400,000	1.675%, 8/12/2026*,e	1,384,624
	OHA Loan Funding 2014-1, Ltd.
4,500,000	1.762%, 10/20/2026*,e	4,468,536
	RALI Trust
9,522,381	0.350%, 11/25/2036[e]	6,861,514
	Residential Asset Securitization Trust
3,753,600	0.550%, 8/25/2037[e]	1,377,143
	Sequoia Mortgage Trust
3,634,783	2.657%, 9/20/2046	3,013,035
	Symphony CLO XV, Ltd.
4,500,000	1.653%, 10/17/2026*,e	4,451,718
	Symphony CLO, Ltd.
1,400,000	1.331%, 1/9/2023*,e	1,392,126
	Voya CLO 2014-3, Ltd.
1,400,000	1.649%, 7/25/2026*,e	1,383,762
	WaMu Mortgage Pass Through Certificates
343,735	2.233%, 9/25/2036	307,548
1,219,107	2.274%, 10/25/2036	1,075,836
3,374,518	1.957%, 11/25/2036	2,978,120
3,923,247	1.822%, 1/25/2037	3,326,972

	Total	93,451,723

Commercial Mortgage-Backed Securities (0.7%)
	Banc of America Commercial Mortgage, Inc.
7,200,000	5.612%, 4/10/2049	7,703,813
	Bear Stearns Commercial Mortgage Securities, Inc.
3,038,407	5.331%, 2/11/2044	3,246,331
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,176,286
	Commercial Mortgage Pass-Through Certificates
1,680,000	1.208%, 6/8/2030[d,e]	1,679,343
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,712,878
	Credit Suisse Mortgage Capital Certificates
8,875,000	5.509%, 9/15/2039	9,385,987
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
140,967	0.727%, 12/25/2016	140,771
	Federal National Mortgage Association
1,250,000	1.272%, 1/25/2017	1,256,557
	Government National Mortgage Association
44,510	2.164%, 3/16/2033	44,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Commercial Mortgage-Backed Securities (0.7%) - continued
$25,906	3.214%, 1/16/2040	$26,056
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	5,039,926
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,300,000	1.111%, 12/15/2028[d,e]	2,300,331
3,650,000	5.698%, 2/12/2049	3,854,057
	JPMBB Commercial Mortgage Securities Trust
4,500,000	3.231%, 1/15/2048	4,523,508
	LSTAR Commercial Mortgage Trust
1,733,016	1.519%, 1/20/2041[d]	1,732,914
	Morgan Stanley Capital, Inc.
2,650,000	5.406%, 3/15/2044	2,820,496
	SCG Trust 2013-SRP1
1,150,000	1.561%, 11/15/2026[d],[e]	1,151,397

	Total	55,795,213

Communications Services (0.6%)
	21st Century Fox America, Inc.
1,250,000	6.900%, 3/1/2019	1,473,940
	AMC Networks, Inc.
1,100,000	4.750%, 12/15/2022	1,067,000
	America Movil SAB de CV
1,125,000	1.241%, 9/12/2016[e]	1,133,047
1,039,000	5.000%, 10/16/2019	1,146,963
	American Tower Corporation
672,000	7.000%, 10/15/2017	758,712
1,240,000	3.450%, 9/15/2021	1,219,094
	AT&T, Inc.
1,212,000	3.875%, 8/15/2021	1,268,124
	British Sky Broadcasting Group plc
1,130,000	2.625%, 9/16/2019[d]	1,130,419
	CBS Corporation
665,000	2.300%, 8/15/2019	657,056
	CC Holdings GS V, LLC
690,000	2.381%, 12/15/2017	696,118
	CCO Holdings, LLC
1,100,000	7.375%, 6/1/2020	1,166,000
	CenturyLink, Inc.
1,000,000	6.450%, 6/15/2021	1,072,500
	Cequel Communications Escrow 1, LLC
1,440,000	6.375%, 9/15/2020[d]	1,490,400
	Columbus International, Inc.
1,470,000	7.375%, 3/30/2021[d]	1,528,800
	Comcast Corporation
539,000	4.650%, 7/15/2042	589,942
878,000	4.750%, 3/1/2044	978,436
	Cox Communications, Inc.
672,000	9.375%, 1/15/2019[d]	845,727
	Crown Castle Towers, LLC
540,000	4.174%, 8/15/2017[d]	565,078
	Digicel, Ltd.
1,490,000	6.000%, 4/15/2021[d]	1,393,150
	DIRECTV Holdings, LLC
963,000	1.750%, 1/15/2018	956,651
707,000	5.875%, 10/1/2019	808,689
480,000	4.450%, 4/1/2024	502,226
	Equinix, Inc.
970,000	5.750%, 1/1/2025	978,488
	Frontier Communications Corporation
950,000	6.875%, 1/15/2025	950,000
	Hughes Satellite Systems Corporation
1,100,000	6.500%, 6/15/2019	1,179,750
	Intelsat Jackson Holdings SA
1,100,000	7.250%, 4/1/2019	1,148,125
	Level 3 Financing, Inc.
1,100,000	8.625%, 7/15/2020	1,186,625
	Nippon Telegraph & Telephone Corporation
584,000	1.400%, 7/18/2017	582,285
	Numericable-SFR
1,470,000	6.000%, 5/15/2022[d]	1,478,085
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[d]	1,029,799
	Sprint Communications, Inc.
1,101,432	9.000%, 11/15/2018[d]	1,252,769
	Telefonica Emisiones SAU
1,120,000	3.992%, 2/16/2016	1,151,911
1,110,000	3.192%, 4/27/2018	1,141,456
	Time Warner Cable, Inc.
1,650,000	8.250%, 4/1/2019	2,019,836
825,000	5.000%, 2/1/2020	909,138
	T-Mobile USA, Inc.
1,470,000	6.125%, 1/15/2022	1,492,050
	Unitymedia Hessen GmbH & Company KG
725,000	5.500%, 1/15/2023[d]	757,625
	Univision Communications, Inc.
1,100,000	6.875%, 5/15/2019[d]	1,145,375
	UPCB Finance V, Ltd.
1,100,000	7.250%, 11/15/2021[d]	1,203,125
	Verizon Communications, Inc.
945,000	1.013%, 6/17/2019[e]	949,893
326,000	2.625%, 2/21/2020[d]	322,273
1,985,000	3.000%, 11/1/2021	1,957,674
1,008,000	5.150%, 9/15/2023	1,113,067
1,212,000	6.400%, 9/15/2033	1,492,921
650,000	5.050%, 3/15/2034	693,371
304,000	6.550%, 9/15/2043	389,469
	Viacom, Inc.
640,000	2.500%, 9/1/2018	645,659
	West Corporation
1,470,000	5.375%, 7/15/2022[d]	1,407,525
	Wind Acquisition Finance SA
570,000	4.750%, 7/15/2020[d]	532,950
160,000	7.375%, 4/23/2021[d]	151,008

	Total	51,710,324

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
1,115,000	8.000%, 6/15/2019	1,172,144
	Cinemark USA, Inc.
1,100,000	4.875%, 6/1/2023	1,039,500
	Delphi Corporation
1,118,000	6.125%, 5/15/2021	1,218,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Consumer Cyclical (0.3%) - continued
	Ford Motor Company
$625,000	7.450%, 7/16/2031	$848,497
	Ford Motor Credit Company, LLC
1,424,000	1.684%, 9/8/2017	1,412,669
874,000	5.000%, 5/15/2018	949,643
1,350,000	2.597%, 11/4/2019	1,342,738
	General Motors Company
586,000	3.500%, 10/2/2018	597,720
1,236,000	6.250%, 10/2/2043	1,476,526
	General Motors Financial Company, Inc.
1,100,000	3.250%, 5/15/2018	1,101,375
	GLP Capital, LP
1,465,000	4.875%, 11/1/2020	1,483,312
	Hilton Worldwide Finance, LLC
1,465,000	5.625%, 10/15/2021	1,530,925
	Home Depot, Inc.
720,000	4.875%, 2/15/2044	836,847
	Hyundai Capital America
1,072,000	1.450%, 2/6/2017[d]	1,067,971
	Jaguar Land Rover Automotive plc
1,100,000	5.625%, 2/1/2023[d]	1,157,750
	KB Home
615,000	4.750%, 5/15/2019	605,775
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,182,500
	Lennar Corporation
1,100,000	4.125%, 12/1/2018	1,089,000
	Macy’s Retail Holdings, Inc.
419,000	4.375%, 9/1/2023	450,104
1,075,000	3.625%, 6/1/2024	1,087,652
	Nissan Motor Acceptance Corporation
1,130,000	0.785%, 3/3/2017[d,e]	1,133,594
	Royal Caribbean Cruises, Ltd.
1,450,000	5.250%, 11/15/2022	1,522,500
	Toll Brothers Finance Corporation
620,000	8.910%, 10/15/2017	719,200
609,000	4.000%, 12/31/2018	612,045
	TRW Automotive, Inc.
860,000	7.250%, 3/15/2017[d]	950,300
	Volkswagen Group of America Finance, LLC
990,000	0.672%, 11/20/2017[d,e]	988,561
	Walgreens Boots Alliance, Inc.
825,000	2.700%, 11/18/2019	829,198
	Wynn Las Vegas, LLC
1,100,000	5.375%, 3/15/2022	1,116,500

	Total	29,523,166

Consumer Non-Cyclical (0.6%)
	AbbVie, Inc.
1,695,000	2.000%, 11/6/2018	1,689,313
	Actavis Funding SCS
1,320,000	4.850%, 6/15/2044	1,339,452
	Altria Group, Inc.
800,000	9.700%, 11/10/2018	1,015,846
	Anheuser-Busch InBev Finance, Inc.
805,000	0.632%, 2/1/2019[e]	800,802
	Bayer U.S. Finance, LLC
650,000	1.500%, 10/6/2017[d]	650,417
	Becton, Dickinson and Company
800,000	2.675%, 12/15/2019	810,521
	Boston Scientific Corporation
1,485,000	2.650%, 10/1/2018	1,486,748
	Bunge Limited Finance Corporation
960,000	8.500%, 6/15/2019	1,176,518
	CareFusion Corporation
1,002,000	6.375%, 8/1/2019	1,159,312
	Celgene Corporation
1,590,000	1.900%, 8/15/2017	1,595,603
304,000	2.300%, 8/15/2018	306,511
	CHS/Community Health Systems, Inc.
1,100,000	7.125%, 7/15/2020	1,172,875
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	529,721
	ConAgra Foods, Inc.
1,116,000	1.900%, 1/25/2018	1,108,565
	Cott Beverages, Inc.
1,470,000	5.375%, 7/1/2022[d]	1,348,725
	Coventry Health Care, Inc.
1,158,000	5.950%, 3/15/2017	1,266,534
	CVS Health Corporation
400,000	2.250%, 8/12/2019[g]	398,329
652,000	6.125%, 9/15/2039	842,447
	Endo Finance LLC & Endo Finco, Inc.
1,100,000	7.000%, 7/15/2019[d]	1,148,125
	Envision Healthcare Corporation
1,450,000	5.125%, 7/1/2022[d]	1,439,125
	Forest Laboratories, Inc.
1,500,000	4.375%, 2/1/2019[d]	1,584,555
	Fresenius Medical Care US Finance II, Inc.
1,100,000	5.875%, 1/31/2022[d]	1,193,500
	Gilead Sciences, Inc.
990,000	4.500%, 2/1/2045	1,058,111
	Hawk Acquisition Sub, Inc.
1,101,432	4.250%, 10/15/2020	1,112,446
	HCA, Inc.
1,470,000	3.750%, 3/15/2019	1,471,837
	IMS Health, Inc.
1,497,000	6.000%, 11/1/2020[d]	1,541,910
	JBS Finance II, Ltd.
1,470,000	8.250%, 1/29/2018*	1,503,075
	Kroger Company
608,000	1.200%, 10/17/2016	606,674
	Lorillard Tobacco Company
800,000	2.300%, 8/21/2017[g]	805,107
800,000	8.125%, 6/23/2019	969,862
	Mattel, Inc.
800,000	1.700%, 3/15/2018	789,954
	Medco Health Solutions, Inc.
1,400,000	7.125%, 3/15/2018	1,616,380
	Medtronic, Inc.
1,475,000	4.375%, 3/15/2035[d]	1,564,763
	Mondelez International, Inc.
672,000	0.752%, 2/1/2019 [e]	664,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Mylan, Inc.
$800,000	7.875%, 7/15/2020[d]	$852,156
	Ortho-Clinical Diagnostics, Inc.
1,500,000	6.625%, 5/15/2022[d]	1,348,125
	Pernod Ricard SA
632,000	2.950%, 1/15/2017[d]	646,628
640,000	5.750%, 4/7/2021[d]	735,153
	Perrigo Company, Ltd.
1,815,000	1.300%, 11/8/2016	1,807,052
	Safeway, Inc.
62,000	3.400%, 12/1/2016	62,986
	Spectrum Brands Escrow Corporation
1,100,000	6.375%, 11/15/2020	1,146,750
	Sysco Corporation
480,000	2.350%, 10/2/2019	482,613
320,000	4.350%, 10/2/2034	344,507
	Tenet Healthcare Corporation
1,470,000	8.125%, 4/1/2022	1,642,725
	Thermo Fisher Scientific, Inc.
960,000	2.400%, 2/1/2019	961,431
	Tyson Foods, Inc.
756,000	4.500%, 6/15/2022	818,511
	UnitedHealth Group, Inc.
400,000	2.875%, 12/15/2021	404,551
	Valeant Pharmaceuticals International
582,000	6.875%, 12/1/2018[d]	600,333
	Whirlpool Corporation
825,000	1.650%, 11/1/2017	822,263
	WM Wrigley Jr. Company
760,000	2.000%, 10/20/2017[d]	765,483

	Total	51,209,432

Energy (0.7%)
	Antero Resources Corporation
1,855,000	5.125%, 12/1/2022[d]	1,748,338
	Boardwalk Pipelines, Ltd.
1,140,000	5.875%, 11/15/2016	1,210,382
	Bonanza Creek Energy, Inc.
1,317,000	6.750%, 4/15/2021	1,158,960
	Buckeye Partners, LP
1,182,000	2.650%, 11/15/2018	1,164,193
	California Resources Corporation
1,855,000	6.000%, 11/15/2024[d]	1,567,475
	Calumet Specialty Products Partners, LP
1,470,000	6.500%, 4/15/2021[d]	1,308,300
	Canadian Natural Resources, Ltd.
1,155,000	1.750%, 1/15/2018	1,148,205
	Chaparral Energy, Inc.
1,880,000	7.625%, 11/15/2022	1,231,400
	Chesapeake Energy Corporation
1,110,000	4.875%, 4/15/2022[g]	1,079,475
	CNOOC Nexen Finance 2014 ULC
983,000	1.625%, 4/30/2017	978,200
	CNPC General Capital, Ltd.
668,000	1.450%, 4/16/2016[d]	666,510
668,000	2.750%, 4/19/2017[d]	675,742
	Concho Resources, Inc.
2,586,432	5.500%, 10/1/2022	2,612,296
	Continental Resources, Inc.
1,286,000	5.000%, 9/15/2022	1,244,205
	Crestwood Midstream Partners, LP
775,000	6.125%, 3/1/2022	740,125
	El Paso, LLC
870,000	7.800%, 8/1/2031	1,059,339
	Enbridge, Inc.
1,341,000	0.684%, 6/2/2017[e]	1,335,199
	Energy XXI Gulf Coast, Inc.
700,000	7.750%, 6/15/2019	416,500
2,625,000	7.500%, 12/15/2021[g]	1,417,500
	Ensco plc
800,000	4.500%, 10/1/2024[g]	777,582
	Enterprise Products Operating, LLC
1,280,000	2.550%, 10/15/2019	1,267,113
	EQT Corporation
659,000	5.150%, 3/1/2018	703,983
770,000	8.125%, 6/1/2019	928,292
	Halcon Resources Corporation
1,855,000	8.875%, 5/15/2021[g]	1,395,888
	Hess Corporation
1,210,000	8.125%, 2/15/2019	1,439,648
	Hornbeck Offshore Services, Inc.
1,020,000	5.000%, 3/1/2021	836,400
	Jones Energy Holdings, LLC
1,860,000	6.750%, 4/1/2022[d]	1,413,600
	Kinder Morgan, Inc.
800,000	5.000%, 2/15/2021[d]	832,283
908,000	5.300%, 12/1/2034	921,671
	Laredo Petroleum, Inc.
1,855,000	5.625%, 1/15/2022	1,623,125
	Linn Energy, LLC
1,101,432	6.250%, 11/1/2019[g]	930,710
1,485,000	8.625%, 4/15/2020	1,291,950
	Marathon Petroleum Corporation
320,000	3.625%, 9/15/2024	313,601
640,000	4.750%, 9/15/2044	604,420
	MEG Energy Corporation
1,100,000	6.500%, 3/15/2021[d]	1,003,750
2,010,000	7.000%, 3/31/2024[d]	1,819,050
	Oasis Petroleum, Inc.
740,000	6.875%, 3/15/2022[g]	673,400
	Offshore Group Investment, Ltd.
1,100,000	7.500%, 11/1/2019[g]	819,500
1,485,000	7.125%, 4/1/2023	1,054,350
	Pacific Drilling SA
1,485,000	5.375%, 6/1/2020 [d]	1,210,275
	Petrobras Global Finance BV
1,440,000	2.000%, 5/20/2016	1,375,416
	Petroleos Mexicanos
800,000	2.378%, 4/15/2025	791,079
	Plains All American Pipeline, LP
1,140,000	3.600%, 11/1/2024	1,119,156
	Precision Drilling Corporation
1,490,000	5.250%, 11/15/2024[d]	1,221,800
	Range Resources Corporation
1,860,000	5.000%, 3/15/2023	1,860,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Energy (0.7%) - continued
	Regency Energy Partners, LP
$1,470,000	5.000%, 10/1/2022	$1,389,150
	Rosetta Resources, Inc.
1,430,000	5.875%, 6/1/2024	1,272,700
	Sabine Pass Liquefaction, LLC
1,470,000	5.750%, 5/15/2024	1,442,438
	Samson Investment Company
1,855,000	9.750%, 2/15/2020	768,666
	Sinopec Capital 2013, Ltd.
1,120,000	1.250%, 4/24/2016[d]	1,116,741
	Southwestern Energy Company
825,000	7.500%, 2/1/2018	929,385
	Suncor Energy, Inc.
704,000	6.100%, 6/1/2018	789,683
990,000	3.600%, 12/1/2024	978,272
	Transocean, Inc.
1,279,000	6.000%, 3/15/2018	1,230,216
	Weatherford International, Ltd.
1,085,000	9.625%, 3/1/2019	1,286,897
	Whiting Petroleum Corporation
1,485,000	5.750%, 3/15/2021	1,377,338
	Williams Companies, Inc.
633,000	3.700%, 1/15/2023	568,488

	Total	64,140,360

Financials (1.8%)
	Abbey National Treasury Services plc
1,060,000	0.665%, 9/29/2017[e]	1,057,360
608,000	3.050%, 8/23/2018	629,474
	ABN AMRO Bank NV
1,187,000	2.500%, 10/30/2018[d]	1,198,889
	Air Lease Corporation
800,000	2.125%, 1/15/2018	786,000
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	945,600
	American Express Credit Corporation
945,000	0.793%, 3/18/2019[e]	941,059
	American International Group, Inc.
525,000	2.300%, 7/16/2019	525,534
	ANZ New Zealand International, Ltd.
1,051,000	1.400%, 4/27/2017[d]	1,048,906
	Australia and New Zealand Banking Group, Ltd.
1,295,000	0.501%, 6/13/2017[d,e]	1,293,087
	Aviation Capital Group Corporation
608,000	3.875%, 9/27/2016[d]	623,308
	Banco Santander Chile
1,200,000	1.130%, 4/11/2017[d,e]	1,194,643
	Bank of America Corporation
960,000	1.700%, 8/25/2017	960,218
1,615,000	5.750%, 12/1/2017	1,784,409
2,125,000	1.317%, 3/22/2018[e]	2,140,525
1,712,000	5.650%, 5/1/2018	1,901,986
840,000	1.105%, 4/1/2019[e]	841,390
640,000	4.000%, 4/1/2024	666,384
718,000	5.875%, 2/7/2042	898,478
1,236,000	8.000%, 12/29/2049[i]	1,327,155
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
530,000	2.850%, 9/8/2021[d]	522,725
	Barclays Bank plc
970,000	10.179%, 6/12/2021[d]	1,302,311
	Barclays plc
990,000	2.750%, 11/8/2019	983,951
	BB&T Corporation
560,000	0.950%, 1/15/2020[e]	559,843
	BBVA Banco Continental SA
1,185,000	2.250%, 7/29/2016[d]	1,182,038
	Berkshire Hathaway Finance Corporation
780,000	1.600%, 5/15/2017	786,668
	BioMed Realty, LP
960,000	2.625%, 5/1/2019	959,157
	BNP Paribas SA
1,294,000	2.375%, 9/14/2017	1,316,133
	BPCE SA
805,000	1.082%, 2/10/2017[e]	810,332
1,352,000	1.625%, 2/10/2017	1,354,811
	Capital One Financial Corporation
1,228,000	6.150%, 9/1/2016	1,319,654
820,000	2.450%, 4/24/2019	818,121
	Citigroup, Inc.
798,000	6.000%, 8/15/2017	882,882
1,320,000	1.850%, 11/24/2017	1,318,483
700,000	1.003%, 4/8/2019[e]	702,626
1,216,000	8.500%, 5/22/2019	1,515,218
850,000	4.050%, 7/30/2022	879,461
1,320,000	3.750%, 6/16/2024	1,348,047
	CoBank ACB
495,000	0.841%, 6/15/2022*,[e]	468,976
	Compass Bank
1,120,000	1.850%, 9/29/2017	1,115,223
920,000	2.750%, 9/29/2019	920,940
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
795,000	3.950%, 11/9/2022	809,810
	Credit Agricole SA
820,000	1.031%, 4/15/2019[d,e]	826,286
1,135,000	6.625%, 9/29/2049[d,i]	1,100,099
	Credit Suisse AG
808,000	5.400%, 1/14/2020	903,576
	CyrusOne, LP
1,100,000	6.375%, 11/15/2022	1,174,250
	DDR Corporation
1,390,000	9.625%, 3/15/2016	1,525,882
	Denali Borrower, LLC
1,470,000	5.625%, 10/15/2020[d]	1,529,535
	Deutsche Bank AG
1,110,000	1.350%, 5/30/2017	1,100,647
	Discover Bank
800,000	8.700%, 11/18/2019	989,312
	Discover Financial Services
640,000	6.450%, 6/12/2017	707,127
	DnB Boligkreditt AS
1,644,000	1.450%, 3/21/2018[d]	1,636,745
	Duke Realty, LP
330,000	3.875%, 2/15/2021	342,748
990,000	4.375%, 6/15/2022	1,047,976
	Eksportfinans ASA
548,000	5.500%, 5/25/2016	572,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Financials (1.8%) - continued
	European Investment Bank
$1,215,000	1.875%, 3/15/2019	$1,227,235
1,195,000	2.125%, 10/15/2021	1,198,119
	Fifth Third Bancorp
991,000	5.450%, 1/15/2017	1,063,458
530,000	2.875%, 10/1/2021	529,947
	General Electric Capital Corporation
2,425,000	6.000%, 8/7/2019	2,820,695
840,000	1.241%, 3/15/2023[e]	851,825
1,319,000	6.750%, 3/15/2032	1,801,598
	Genworth Financial, Inc.
1,320,000	7.700%, 6/15/2020	1,316,664
	Goldman Sachs Group, Inc.
1,030,000	2.375%, 1/22/2018	1,040,402
840,000	1.433%, 4/30/2018[e]	849,856
620,000	1.332%, 11/15/2018[e]	626,075
925,000	7.500%, 2/15/2019	1,100,251
1,150,000	2.550%, 10/23/2019	1,145,800
1,220,000	5.375%, 3/15/2020	1,367,250
1,250,000	5.250%, 7/27/2021	1,410,828
	Hartford Financial Services Group, Inc.
841,000	4.000%, 10/15/2017	894,174
760,000	5.125%, 4/15/2022	854,307
	HBOS plc
1,002,000	6.750%, 5/21/2018[d]	1,116,725
	Health Care REIT, Inc.
1,065,000	4.700%, 9/15/2017	1,144,288
300,000	2.250%, 3/15/2018	301,877
	HSBC Bank plc
1,765,000	0.872%, 5/15/2018[d,e]	1,772,049
	HSBC Holdings plc
665,000	5.250%, 3/14/2044	744,903
1,600,000	5.625%, 12/29/2049[i]	1,605,600
	HSBC USA, Inc.
930,000	1.625%, 1/16/2018	926,419
	Huntington Bancshares, Inc.
304,000	2.600%, 8/2/2018	307,695
	Huntington National Bank
960,000	1.350%, 8/2/2016	960,511
	Icahn Enterprises, LP
1,430,000	6.000%, 8/1/2020	1,473,186
	ING Bank NV
960,000	4.125%, 11/21/2023	975,431
	ING Capital Funding Trust III
1,015,000	3.855%, 12/29/2049[e,i]	1,012,463
	International Lease Finance Corporation
1,060,000	2.191%, 6/15/2016[e]	1,058,675
	Intesa Sanpaolo SPA
972,000	3.125%, 1/15/2016	987,362
480,000	3.875%, 1/16/2018	499,754
1,000,000	3.875%, 1/15/2019	1,035,393
	J.P. Morgan Chase & Company
825,000	0.752%, 2/15/2017[e]	822,917
1,617,000	2.000%, 8/15/2017	1,632,378
687,000	1.800%, 1/25/2018	686,466
1,215,000	6.300%, 4/23/2019	1,411,314
320,000	3.200%, 1/25/2023	320,361
1,320,000	3.625%, 5/13/2024	1,351,156
610,000	3.875%, 9/10/2024	610,519
1,215,000	7.900%, 4/29/2049[i]	1,307,705
	Kookmin Bank
1,110,000	1.109%, 1/27/2017[d,e]	1,117,359
	Liberty Mutual Group, Inc.
292,000	4.950%, 5/1/2022[d]	315,906
316,000	6.500%, 5/1/2042[d]	386,415
	Liberty Property, LP
830,000	5.500%, 12/15/2016	891,159
	Lloyds Banking Group plc
1,002,000	5.920%, 9/29/2049[d,i]	994,485
	Macquarie Bank, Ltd.
1,025,000	5.000%, 2/22/2017[d]	1,093,269
	Merrill Lynch & Company, Inc.
2,240,000	6.050%, 5/16/2016	2,371,994
895,000	6.400%, 8/28/2017	997,179
	MetLife, Inc.
800,000	1.903%, 12/15/2017	801,823
	Mizuho Bank, Ltd.
960,000	1.850%, 3/21/2018[d]	954,780
	Morgan Stanley
860,000	6.250%, 8/28/2017	955,343
1,155,000	1.875%, 1/5/2018	1,150,773
1,865,000	6.625%, 4/1/2018	2,124,300
560,000	1.514%, 4/25/2018[e]	568,911
670,000	4.875%, 11/1/2022	711,592
1,120,000	4.100%, 5/22/2023	1,133,931
	Murray Street Investment Trust I
2,005,000	4.647%, 3/9/2017	2,116,071
	National City Corporation
975,000	6.875%, 5/15/2019	1,145,389
	PNC Bank NA
912,000	1.150%, 11/1/2016	913,217
	Pricoa Global Funding I
1,344,000	1.350%, 8/18/2017[d]	1,338,467
	Prologis, LP
1,216,000	7.375%, 10/30/2019	1,462,438
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	530,313
	RBS Capital Trust III
415,000	2.095%, 9/29/2049[e,g,i]	412,718
	Realty Income Corporation
302,000	2.000%, 1/31/2018	302,557
	Regions Bank
1,743,000	7.500%, 5/15/2018	2,023,440
	Reinsurance Group of America, Inc.
500,000	5.625%, 3/15/2017	540,696
990,000	5.000%, 6/1/2021	1,090,362
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[d]	663,044
	Royal Bank of Canada
1,120,000	2.200%, 7/27/2018	1,132,432
	Royal Bank of Scotland Group plc
835,000	1.197%, 3/31/2017[e]	837,580
2,190,000	5.125%, 5/28/2024	2,227,648
	Simon Property Group, LP
620,000	10.350%, 4/1/2019	810,953
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[d]	1,031,642
	SLM Corporation
480,000	3.875%, 9/10/2015	483,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Financials (1.8%) - continued
	SpareBank 1 Boligkreditt AS
$1,644,000	1.250%, 5/2/2018[d]	$1,619,146
	Sumitomo Mitsui Banking Corporation
1,755,000	1.300%, 1/10/2017[g]	1,751,674
	Suncorp-Metway, Ltd.
2,095,000	0.955%, 3/28/2017[d,e]	2,098,115
	Svenska Handelsbanken AB
890,000	1.625%, 3/21/2018	888,621
1,190,000	0.733%, 6/17/2019[e]	1,190,982
	Swedbank Hypotek AB
1,644,000	1.375%, 3/28/2018[d]	1,627,969
	Swiss RE Capital I, LP
750,000	6.854%, 5/29/2049[d,i]	785,625
	Synchrony Financial
560,000	3.000%, 8/15/2019	566,128
600,000	3.750%, 8/15/2021	612,893
	Toronto-Dominion Bank
695,000	0.792%, 11/5/2019[e]	696,303
	UBS AG/Stamford, Connecticut
351,000	5.875%, 12/20/2017	391,923
	Voya Financial, Inc.
1,185,000	2.900%, 2/15/2018	1,213,147
	WEA Finance, LLC
1,060,000	1.750%, 9/15/2017[d]	1,054,295
	Wells Fargo & Company
960,000	1.400%, 9/8/2017	959,221

	Total	151,350,035

Foreign Government (<0.1%)
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[d]	1,253,169

	Total	1,253,169

Mortgage-Backed Securities (8.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
46,895,000	3.000%, 1/1/2030[c]	48,672,986
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,335,944	1.961%, 6/1/2043[e]	6,483,230
48,845,000	4.000%, 1/1/2045[c]	52,065,717
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
73,925,000	3.500%, 1/1/2030[c]	78,094,828
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,175,358	2.073%, 1/1/2043[e]	6,401,052
10,473,017	2.058%, 3/1/2043[e]	10,863,251
9,856,718	1.739%, 7/1/2043[e]	10,039,453
11,317,452	2.017%, 7/1/2043[e]	11,612,042
9,938,811	2.101%, 8/1/2043[e]	10,218,816
152,400,000	3.500%, 1/1/2045[c]	158,865,113
150,932,500	4.000%, 1/1/2045[c]	161,083,299
156,444,000	4.500%, 1/1/2045[c]	169,815,081

	Total	724,214,868

Technology (0.2%)
	Alibaba Group Holding, Ltd.
1,325,000	2.500%, 11/28/2019[d]	1,307,135
	Amphenol Corporation
511,000	2.550%, 1/30/2019	514,553
	Apple, Inc.
1,250,000	0.532%, 5/6/2019[e]	1,250,509
	Baidu, Inc.
1,000,000	2.750%, 6/9/2019	995,602
	EMC Corporation
1,106,000	1.875%, 6/1/2018	1,102,241
	Fidelity National Information Services, Inc.
1,169,000	1.450%, 6/5/2017	1,162,452
	First Data Corporation
1,100,000	7.375%, 6/15/2019[d,g]	1,157,750
	Freescale Semiconductor, Inc.
1,470,000	6.000%, 1/15/2022[d]	1,536,150
	Hewlett-Packard Company
1,120,000	5.400%, 3/1/2017	1,209,043
	Iron Mountain, Inc.
1,100,000	6.000%, 8/15/2023	1,144,000
	Micron Semiconductor Asia Pte, Ltd.
540,000	1.258%, 1/15/2019	539,127
	Samsung Electronics America, Inc.
600,000	1.750%, 4/10/2017[d]	601,819
	Tyco Electronics Group SA
1,254,000	6.550%, 10/1/2017	1,411,539
	Xerox Corporation
899,000	7.200%, 4/1/2016	962,629
	Xilinx, Inc.
640,000	2.125%, 3/15/2019	635,888

	Total	15,530,437

Transportation (0.1%)
	American Airlines Pass Through Trust
731,575	4.950%, 1/15/2023	780,957
	Avis Budget Car Rental, LLC
1,475,000	5.125%, 6/1/2022[d]	1,489,750
	Canadian Pacific Railway Company
405,000	7.125%, 10/15/2031	557,000
480,000	5.750%, 3/15/2033	583,908
	Continental Airlines, Inc.
745,569	4.150%, 4/11/2024	765,609
	CSX Corporation
532,000	3.700%, 11/1/2023	557,744
	Delta Air Lines, Inc.
1,082,000	6.750%, 5/23/2017	1,127,985
406,963	4.950%, 5/23/2019	435,450
129,725	4.750%, 5/7/2020	138,002
	ERAC USA Finance, LLC
604,000	1.400%, 4/15/2016[d]	605,418
294,000	2.800%, 11/1/2018[d]	300,303
	Hornbeck Offshore Services, Inc.
370,000	5.875%, 4/1/2020	327,450
	Korea Expressway Corporation
960,000	1.625%, 4/28/2017[d]	954,634
	Southwest Airlines Company
1,075,000	2.750%, 11/6/2019	1,079,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (23.3%)	Value
Transportation (0.1%) - continued
	Virgin Australia Holdings, Ltd.
$398,281	5.000%, 10/23/2023[d]	$408,238

	Total	10,112,394

U.S. Government and Agencies (6.9%)
	Federal Home Loan Bank
3,640,000	0.875%, 5/24/2017	3,633,291
	Federal National Mortgage Association
2,290,000	0.875%, 5/21/2018	2,251,922
3,535,000	2.625%, 9/6/2024	3,579,969
540,000	6.250%, 5/15/2029	752,357
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	661,994
	U.S. Treasury Bonds
4,750,000	5.250%, 11/15/2028	6,368,339
2,975,000	4.375%, 5/15/2040	3,910,962
66,460,000	3.000%, 5/15/2042	69,855,707
	U.S. Treasury Bonds, TIPS
4,357,491	0.125%, 4/15/2019	4,309,489
132,270	2.375%, 1/15/2025	155,294
93,382	2.125%, 2/15/2040	121,046
998,317	0.750%, 2/15/2042	970,006
	U.S. Treasury Notes
38,475,000	0.625%, 10/15/2016	38,487,004
105,185,000	0.875%, 11/15/2017	104,683,688
110,895,000	1.500%, 10/31/2019	110,219,206
44,030,000	1.875%, 6/30/2020	44,325,838
1,000,000	2.125%, 9/30/2021	1,011,250
6,910,000	1.625%, 8/15/2022	6,721,053
64,600,000	2.250%, 11/15/2024	65,034,047
50,250,000	3.625%, 2/15/2044	59,134,049
	U.S. Treasury Notes, TIPS
31,227,488	0.125%, 4/15/2018	31,110,385
807,822	0.125%, 1/15/2022	785,733
34,878,752	0.125%, 1/15/2023	33,726,114

	Total	591,808,743

Utilities (0.4%)
	AES Corporation
1,100,000	7.375%, 7/1/2021	1,243,000
	American Electric Power Company, Inc.
600,000	1.650%, 12/15/2017	600,154
	Atlas Pipeline Partners, LP
1,100,000	4.750%, 11/15/2021	1,045,000
	Berkshire Hathaway Energy Company
495,000	2.400%, 2/1/2020[d]	492,845
	Calpine Corporation
1,470,000	5.375%, 1/15/2023	1,484,700
	Commonwealth Edison Company
480,000	6.950%, 7/15/2018	554,822
	Dayton Power and Light Company
608,000	1.875%, 9/15/2016	614,717
	DCP Midstream Operating, LP
960,000	2.500%, 12/1/2017	958,897
	Dominion Gas Holdings, LLC
530,000	2.500%, 12/15/2019	531,315
	DTE Energy Company
1,585,000	2.400%, 12/1/2019	1,585,262
	Duke Energy Corporation
800,000	0.613%, 4/3/2017[e]	801,070
948,000	2.100%, 6/15/2018	956,660
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
800,000	6.750%, 11/1/2019[d]	814,000
	EDP Finance BV
992,000	4.125%, 1/15/2020[d]	997,555
	Enel Finance International NV
474,000	6.250%, 9/15/2017[d]	526,110
	Energy Transfer Partners, LP
310,000	9.700%, 3/15/2019	389,086
1,324,000	4.650%, 6/1/2021	1,384,026
	Enterprise Products Operating, LLC
990,000	5.100%, 2/15/2045	1,064,439
650,000	7.034%, 1/15/2068	712,969
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,190,107
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	306,356
	MarkWest Energy Partners, LP
1,450,000	4.875%, 12/1/2024[g]	1,417,375
	MidAmerican Energy Holdings Company
555,000	1.100%, 5/15/2017	549,335
851,000	5.750%, 4/1/2018	953,670
700,000	6.500%, 9/15/2037	916,154
	NiSource Finance Corporation
900,000	6.800%, 1/15/2019	1,056,601
	Northeast Utilities
465,000	1.450%, 5/1/2018	457,939
	Northern States Power Company
1,670,000	4.125%, 5/15/2044	1,766,825
	NRG Energy, Inc.
1,100,000	6.625%, 3/15/2023	1,144,000
	Pacific Gas & Electric Company
1,301,000	5.625%, 11/30/2017	1,446,013
	PG&E Corporation
485,000	2.400%, 3/1/2019	485,734
	PPL Capital Funding, Inc.
1,625,000	1.900%, 6/1/2018	1,622,239
508,000	3.500%, 12/1/2022	514,516
	Sempra Energy
1,640,000	6.150%, 6/15/2018	1,858,622
	Southern Company
800,000	1.300%, 8/15/2017	796,715
	TransAlta Corporation
1,213,000	1.900%, 6/3/2017	1,207,863
	Williams Companies, Inc.
664,000	7.875%, 9/1/2021	767,036
	Williams Partners, LP
294,000	7.250%, 2/1/2017	324,052

	Total	35,537,779

	Total Long-Term Fixed Income (cost $1,979,237,989)	2,003,683,514

Shares	Common Stock (22.4%)
Consumer Discretionary (3.0%)
32,100	Aaron’s, Inc.	981,297
60,592	Amazon.com, Inc.[j]	18,804,727

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Consumer Discretionary (3.0%) - continued
3,400	Aoyama Trading Company, Ltd.	$74,290
20,800	Apollo Group, Inc.[j]	709,488
31,100	AutoZone, Inc.[j]	19,254,321
70,300	Barnes & Noble, Inc.[j]	1,632,366
1,100	Bayerische Motoren Werke AG	89,870
37,800	Best Buy Company, Inc.	1,473,444
7,200	Big Lots, Inc.	288,144
9,300	BorgWarner, Inc.	511,035
1,300	Brembo SPA	43,572
2,600	Bridgestone Corporation	90,173
6,300	Brinker International, Inc.	369,747
29,383	Brunswick Corporation	1,506,173
26,294	Burlington Stores, Inc.[j]	1,242,654
15,750	Carnival Corporation	713,947
30,300	Cato Corporation	1,278,054
122,450	CBS Corporation	6,776,383
54,370	Cheesecake Factory, Inc.	2,735,355
2,100	Chiyoda Company, Ltd.	41,339
8,719	Chuy’s Holdings, Inc.[g,j]	171,503
12,300	Coach, Inc.	461,988
12,750	Coinstar, Inc.[j]	959,055
473,394	Comcast Corporation	27,461,586
16,008	Core-Mark Holding Company, Inc.	991,375
37,789	Del Frisco’s Restaurant Group, Inc.[j]	897,111
142,311	Delphi Automotive plc	10,348,856
9,350	DeVry Education Group, Inc.	443,844
7,147	Discovery Communications, Inc., Class Aj	246,214
21,050	DISH Network Corporation[j]	1,534,334
67,073	Dollar Tree, Inc.[j]	4,720,598
27,900	EDION Corporation	195,151
20,536	Five Below, Inc.[g,j]	838,485
120,150	Ford Motor Company	1,862,325
36,513	G-III Apparel Group, Ltd.[j]	3,688,178
14,100	Hakuhodo Dy Holdings, Inc.	134,936
17,831	Harman International Industries, Inc.	1,902,746
14,100	Haseko Corporation	113,404
2,100	Heiwa Corporation	41,842
59,000	Hilton Worldwide Holdings, Inc.[j]	1,539,310
158,150	Home Depot, Inc.	16,601,005
86,970	Houghton Mifflin Harcourt Company[j]	1,801,149
22,011	Imax Corporation[g,j]	680,140
7,700	Informa plc	56,236
33,626	Jarden Corporation[j]	1,610,013
8,800	JM AB	278,947
43,111	Kate Spade & Company[j]	1,379,983
24,750	Kirkland’s, Inc.[j]	585,090
145,750	Kohl’s Corporation	8,896,580
62,817	Kongsberg Automotive ASA[j]	48,193
225,565	Las Vegas Sands Corporation	13,118,860
68,000	Li & Fung, Ltd.	63,662
34,100	Liberty Interactive Corporation[j]	1,003,222
4,851	Liberty Ventures[j]	182,980
15,798	Limited Brands, Inc.	1,367,317
6,781	Lithia Motors, Inc.	587,845
185,670	Lowe’s Companies, Inc.	12,774,096
34,000	Luk Fook Holdings International, Ltd.	127,504
54,200	Macy’s, Inc.	3,563,650
17,717	Marriott International, Inc.	1,382,458
4,800	Marriott Vacations Worldwide Corporation	357,792
97,207	MDC Partners, Inc.	2,208,543
28,300	Nautilus, Inc.[j]	429,594
3,700	Next plc	392,411
158,150	NIKE, Inc.	15,206,122
12,200	NOK Corporation	310,533
105,930	NutriSystem, Inc.	2,070,931
14,250	Omnicom Group, Inc.	1,103,947
38,650	Orbitz Worldwide, Inc.[j]	318,089
6,991	O’Reilly Automotive, Inc.[j]	1,346,606
50,597	Oxford Industries, Inc.	2,793,460
24,030	Papa John’s International, Inc.	1,340,874
13,200	Persimmon plc	322,396
8,958	PVH Corporation	1,148,147
3,172	Ralph Lauren Corporation	587,328
12,458	Red Robin Gourmet Burgers, Inc.[j]	958,955
6,611	Restoration Hardware Holdings, Inc.[j]	634,722
700	Rinnai Corporation	47,035
14,369	Ross Stores, Inc.	1,354,422
7,050	Royal Caribbean Cruises, Ltd.	581,131
48,400	Ruby Tuesday, Inc.[j]	331,056
32,700	Scientific Games Corporation[g,j]	416,271
11,750	Scripps Networks Interactive, Inc.	884,423
47,400	Select Comfort Corporation[j]	1,281,222
4,093	Shutterfly, Inc.[j]	170,658
13,095	Skechers USA, Inc.[j]	723,499
15,319	Slater & Gordon, Ltd.	79,447
205,050	Starbucks Corporation	16,824,352
14,125	Starwood Hotels & Resorts Worldwide, Inc.	1,145,114
14,800	Sumitomo Forestry Company, Ltd.	144,738
3,400	Sumitomo Rubber Industries, Ltd.	50,545
11,800	Suzuki Motor Corporation	353,615
19,644	Tenneco, Inc.[j]	1,112,047
44,310	Time Warner Cable, Inc.	6,737,779
36,274	Toll Brothers, Inc.[j]	1,243,110
14,150	Tower International, Inc.[j]	361,533
8,477	Tractor Supply Company	668,157
123,286	Tuesday Morning Corporation[g,j]	2,675,306
18,452	Ulta Salon Cosmetics & Fragrance, Inc.[j]	2,358,904
9,573	Under Armour, Inc.[j]	650,007
11,751	Vail Resorts, Inc.	1,070,869
200	Valora Holding AG	45,902
12,762	VF Corporation	955,874
8,300	WH Smith plc	173,567
3,900	Wolters Kluwer NV	119,010
2,400	WPP plc	49,900
29,750	Wyndham Worldwide Corporation	2,551,360

	Total	259,969,453

Consumer Staples (0.9%)
80,100	Anheuser-Busch InBev NV ADR	8,996,832
18,250	Archer-Daniels-Midland Company	949,000
497	Associated British Foods plc	24,298
46,600	Avon Products, Inc.	437,574
9,564	B&G Foods, Inc.	285,964
4,148	Boston Beer Company, Inc.[g,j]	1,201,012
18,430	Britvic plc	192,751
6,350	Coca-Cola Enterprises, Inc.	280,797
191,410	CVS Health Corporation	18,434,697
21,830	Hain Celestial Group, Inc.[j]	1,272,471
9,400	Ingredion, Inc.	797,496
11,000	J Sainsbury plc	42,006
5,400	Kesko OYJ	196,391
7,050	Keurig Green Mountain, Inc.	933,385
31,570	Kimberly-Clark Corporation	3,647,598
1,900	KOSE Corporation	74,271
7,600	Kroger Company	487,996
8,250	Molson Coors Brewing Company	614,790
178,012	Mondelez International, Inc.	6,466,286
14,800	Monster Beverage Corporation[j]	1,603,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Consumer Staples (0.9%) - continued
14,859	Natural Grocers by Vitamin Cottage, Inc.[j]	$418,578
2,600	Nestle SA	189,543
35,416	Philip Morris International, Inc.	2,884,633
9,950	Pilgrim’s Pride Corporation[g,j]	326,260
43,650	Pinnacle Foods, Inc.	1,540,845
7,993	Reckitt Benckiser Group plc	647,386
218,050	Rite Aid Corporation[j]	1,639,736
7,050	SalMar ASA	120,016
7,200	Suedzucker AGg	103,521
13,400	Tate & Lyle plc	125,551
29,530	TreeHouse Foods, Inc.[j]	2,525,701
33,250	Tyson Foods, Inc.	1,332,992
33,053	United Natural Foods, Inc.[j]	2,555,823
112,800	Wal-Mart Stores, Inc.	9,687,264
77,780	WhiteWave Foods Company[j]	2,721,522
27,913	Whole Foods Market, Inc.	1,407,373

	Total	75,165,939

Energy (3.6%)
3,630	Atwood Oceanics, Inc.[j]	102,983
115,429	BP plc	732,696
61,024	BW Offshore, Ltd.	61,209
105,650	Cabot Oil & Gas Corporation	3,128,296
511,136	Cameron International Corporation[j]	25,531,243
307,350	Canadian Natural Resources, Ltd.	9,490,968
15,950	Chesapeake Energy Corporation	312,142
151,210	Chevron Corporation	16,962,738
1,770	Cimarex Energy Company	187,620
1,163,691	Cobalt International Energy, Inc.[j]	10,345,213
35,600	Comstock Resources, Inc.[g]	242,436
70,812	Concho Resources, Inc.[j]	7,063,497
6,250	ConocoPhillips	431,625
10,400	Denbury Resources, Inc.	84,552
3,276	Diamondback Energy, Inc.[j]	195,839
1,300	Energen Corporation	82,888
2,480	Ensco plc	74,276
398,874	EOG Resources, Inc.	36,724,329
222,229	EQT Corporation	16,822,735
14,600	ERG SPA	163,506
6,850	Exterran Holdings, Inc.	223,173
92,750	Exxon Mobil Corporation	8,574,737
13,000	Green Plains, Inc.	322,140
7,400	Gulfmark Offshore, Inc.[g]	180,708
1,450	Gulfport Energy Corporation[j]	60,523
151,900	Halliburton Company	5,974,227
6,150	Helix Energy Solutions Group, Inc.[j]	133,455
2,470	Helmerich & Payne, Inc.	166,527
10,107	HollyFrontier Corporation	378,810
30,600	Kosmos Energy, Ltd.[j]	256,734
522,921	Marathon Oil Corporation	14,793,435
172,050	Marathon Petroleum Corporation	15,529,233
38,880	Market Vectors Oil Service ETF	1,396,570
109,450	Nabors Industries, Ltd.	1,420,661
2,170	National Oilwell Varco, Inc.	142,200
3,500	Newfield Exploration Company[j]	94,920
4,140	Noble Corporation	68,600
2,780	Noble Energy, Inc.	131,855
385,314	Oasis Petroleum, Inc.[j]	6,373,094
2,670	Oceaneering International, Inc.	157,023
2,400	Oil States International, Inc.[j]	117,360
12,400	Patterson-UTI Energy, Inc.	205,716
2,925	PDC Energy, Inc.[j]	120,715
59,767	Penn Virginia Corporation[j]	399,244
736,000	Petroleo Brasileiro SA ADR[g]	5,372,800
840	Pioneer Natural Resources Company	125,034
15,200	Premier Oil plc	39,314
8,850	QEP Resources, Inc.	178,947
73,701	Rex Energy Corporation[g,j]	375,875
21,350	Rosetta Resources, Inc.[j]	476,319
446,040	Rowan Companies plc	10,401,653
30,692	Royal Dutch Shell plc	1,022,941
20,968	Royal Dutch Shell plc, Class B	724,468
457,250	Schlumberger, Ltd.	39,053,722
17,450	Seadrill, Ltd.[g]	208,353
10,828	SemGroup Corporation	740,527
24,600	Showa Shell Sekiyu KK	242,321
8,391	SM Energy Company	323,725
403,396	Southwestern Energy Company[j]	11,008,677
3,484	Statoil ASA	61,342
321,050	Suncor Energy, Inc. ADR[g]	10,202,969
26,750	Superior Energy Services, Inc.	539,013
4,200	Total SA	215,175
428,750	Total SA ADR[g]	21,952,000
121,675	Trinidad Drilling, Ltd.	544,595
37,002	U.S. Silica Holdings, Inc.[g]	950,581
1,777,016	Weatherford International, Ltd.[j]	20,346,833
22,494	Whiting Petroleum Corporation[j]	742,302
16,000	Woodside Petroleum, Ltd.	494,837
14,200	WPX Energy, Inc.[j]	165,146

	Total	312,471,920

Financials (4.2%)
33,450	ACE, Ltd.	3,842,736
17,941	Affiliated Managers Group, Inc.[j]	3,807,798
7,100	Allianz SE	1,175,949
32,640	Allied World Assurance Company Holdings AG	1,237,709
62,700	Allstate Corporation	4,404,675
18,320	American Assets Trust, Inc.	729,319
18,200	American Express Company	1,693,328
9,550	American Financial Group, Inc.	579,876
55,500	American International Group, Inc.	3,108,555
6,705	Ameriprise Financial, Inc.	886,736
9,165	Amlin plc	67,984
32,800	AmTrust Financial Services, Inc.[g]	1,845,000
15,091	Argo Group International Holdings, Ltd.	837,098
23,600	Assicurazioni Generali SPA	484,577
8,450	Assurant, Inc.	578,233
38,390	Assured Guaranty, Ltd.	997,756
3,900	AXA SA	89,868
47,300	Banco Santander SA	396,996
80,600	Bank Hapoalim, Ltd.	378,992
701,670	Bank of America Corporation	12,552,876
9,600	Bank of Queensland, Ltd.	94,579
31,927	Bank of the Ozarks, Inc.	1,210,672
12,600	Banner Corporation	542,052
60,470	BBCN Bancorp, Inc.	869,559
61,850	Berkshire Hathaway, Inc.[j]	9,286,777
4,800	BinckBank NV	40,808
105,700	Blackstone Group, LP	3,575,831
1,100	Bolsas y Mercados Espanoles SA	42,604
23,050	Boston Private Financial Holdings, Inc.	310,483
24,800	Brixmor Property Group, Inc.	616,032
8,100	Camden Property Trust	598,104
75,500	Capital One Financial Corporation	6,232,525
27,100	CBL & Associates Properties, Inc.	526,282
9,450	CBRE Group, Inc.[j]	323,662
24,779	Chesapeake Lodging Trust	922,027
49,000	Cheung Kong Holdings, Ltd.	820,594

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Financials (4.2%) - continued
363,907	Citigroup, Inc.	$19,691,008
8,789	CNA Financial Corporation	340,222
130,380	CNO Financial Group, Inc.	2,245,144
7,800	CNP Assurances	138,280
127,650	Comerica, Inc.	5,979,126
9,300	Commonwealth Bank of Australia	646,153
16,550	Corporate Office Properties Trust	469,523
52,850	Crown Castle International Corporation	4,159,295
3,400	Daito Trust Construction Company, Ltd.	385,689
9	Daiwa House REIT Investment Corporation	44,992
13,000	Daiwa Securities Group, Inc.	101,792
16,250	DDR Corporation	298,350
2,047	Delta Lloyd NV	45,014
79,238	Deutsche Bank AG	2,378,725
1,300	Deutsche Boerse AG	92,381
8,850	Digital Realty Trust, Inc.	586,755
43,200	Direct Line Insurance Group plc	195,420
39,912	Discover Financial Services	2,613,837
13,741	DnB ASA	202,688
38,600	Duke Realty Corporation	779,720
18,893	Education Realty Trust, Inc.	691,295
38,619	Essent Group, Ltd.[j]	992,894
27,228	Evercore Partners, Inc.	1,425,930
11,190	Extra Space Storage, Inc.	656,182
22,050	FBR & Company[j]	542,210
55,550	First Horizon National Corporation	754,369
64,450	First Niagara Financial Group, Inc.	543,313
56,135	First Republic Bank	2,925,756
24,800	FlexiGroup, Ltd.	60,210
55,000	Fukuoka Financial Group, Inc.	283,551
38,600	Fulton Financial Corporation	477,096
2,600	GAM Holding AGj	46,743
12,250	General Growth Properties, Inc.	344,592
18,750	Government Properties Income Trust	431,437
22,250	Green Dot Corporation[j]	455,903
17,700	Hancock Holding Company	543,390
103,226	Hanmi Financial Corporation	2,251,359
800	Hannover Rueckversicherung SE	72,169
8,650	Hanover Insurance Group, Inc.	616,918
61,100	Hansteen Holdings plc	102,468
32,983	HCC Insurance Holdings, Inc.	1,765,250
46,996	Host Hotels & Resorts, Inc.	1,117,095
401,150	Huntington Bancshares, Inc.	4,220,098
9,400	IG Group Holdings plc	105,041
20,443	Intercontinental Exchange, Inc.	4,482,945
41,412	Intermediate Capital Group plc	295,844
190,730	Invesco, Ltd.	7,537,650
45,600	Investec plc	382,050
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,937,140
164,900	iShares iBoxx $ High Yield Corporate Bond ETF	14,775,040
117,200	iShares iBoxx $ Investment Grade Corporate Bond ETF	13,994,852
190,900	iShares Intermediate Credit Bond ETF	20,871,097
7,950	iShares MSCI EAFE Index Fund	483,678
35,997	iShares Russell 2000 Growth Index Fund	5,125,253
58,400	iShares Russell 2000 Index Fund	6,988,728
163,828	J.P. Morgan Chase & Company	10,252,356
12	Japan Prime Realty Investment Corporation	41,753
40,606	Kennedy-Wilson Holdings, Inc.	1,027,332
61,550	KeyCorp	855,545
23,407	Lazard, Ltd.	1,171,052
28,500	Link REIT	178,432
7,700	M&T Bank Corporation	967,274
98,200	Man Group plc	244,358
154,900	MasterCard, Inc.	13,346,184
37,900	MBIA, Inc.[j]	361,566
176,420	MetLife, Inc.	9,542,558
5,450	Mid-America Apartment Communities, Inc.	407,006
58,700	Mizuho Financial Group, Inc.	98,399
246,750	Morgan Stanley	9,573,900
2,500	Muenchener Rueckversicherungs-Gesellschaft AG	497,845
31,100	NASDAQ OMX Group, Inc.	1,491,556
2,300	National Australia Bank, Ltd.	62,722
17,000	Northern Trust Corporation	1,145,800
21,900	Old Mutual plc	64,543
19,377	Oversea-Chinese Banking Corporation, Ltd.	152,458
52,597	PacWest Bancorp	2,391,060
30,190	Parkway Properties, Inc.	555,194
35,580	Pebblebrook Hotel Trust	1,623,515
19,000	Phoenix Group Holdings	244,792
123,550	Progressive Corporation	3,334,614
34,900	Prudential Financial, Inc.	3,157,054
24,300	Resona Holdings, Inc.	122,751
12,950	RLJ Lodging Trust	434,214
2,400	Sampo Oyj	112,355
2,100	SCOR SE	63,631
39,700	Skandinaviska Enskilda Banken AB	504,133
3,650	Sovran Self Storage, Inc.	318,353
446,700	SPDR Euro Stoxx 50 ETF	16,465,362
118,915	SPDR S&P 500 ETF Trust	24,437,032
100	St. Galler Kantonalbank AG	36,311
5,800	Standard Chartered plc	86,744
87,600	Stockland	292,749
97,619	Summit Hotel Properties, Inc.	1,214,380
5,000	Sun Hung Kai Properties, Ltd.	75,752
20,650	Sunstone Hotel Investors, Inc.	340,931
32,210	SVB Financial Group[j]	3,738,615
16,900	Swedbank AB	419,305
300	Swiss Life HoldingAG[j]	70,906
7,900	Swiss Re AG	661,797
93,770	Synovus Financial Corporation	2,540,229
30,484	TD Ameritrade Holding Corporation	1,090,718
50,186	Terreno Realty Corporation	1,035,337
10,450	Texas Capital Bancshares, Inc.[j]	567,748
400	Tryg AS	44,695
26,000	UNIQA Insurance Group AG	244,011
28,819	United Overseas Bank, Ltd.	531,827
29	United Urban Investment Corporation	45,650
79,750	Unum Group	2,781,680
55,250	Visa, Inc.	14,486,550
19,350	W.R. Berkley Corporation	991,881
21,800	Wells Fargo & Company	1,195,076
76,876	Western Alliance Bancorp[j]	2,137,153
24,541	Westpac Banking Corporation	660,050
10,850	Weyerhaeuser Company	389,406
57,107	Zions Bancorporation	1,628,121
4,700	Zurich Insurance Group AGj	1,468,761

	Total	360,425,394

Health Care (3.0%)
5,900	Abaxis, Inc.	335,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Health Care (3.0%) - continued
12,550	Abbott Laboratories	$565,001
21,340	Acadia Healthcare Company, Inc.[j]	1,306,221
9,500	Acceleron Pharma, Inc.[g,j]	370,120
57,730	Acorda Therapeutics, Inc.[j]	2,359,425
86,017	Actavis plc[j]	22,141,636
2,200	Actelion, Ltd.	253,266
60,050	Aetna, Inc.	5,334,241
91,650	Affymetrix, Inc.[g,j]	904,585
65,240	Akorn, Inc.[g,j]	2,361,688
36,401	Align Technology, Inc.[j]	2,035,180
48,350	Allscripts Healthcare Solutions, Inc.[j]	617,429
11,998	AmerisourceBergen Corporation	1,081,740
65,500	Amgen, Inc.	10,433,495
90,444	AMN Healthcare Services, Inc.[j]	1,772,702
7,950	AmSurg Corporation[j]	435,103
17,950	Anthem, Inc.	2,255,776
101,500	Baxter International, Inc.	7,438,935
3,500	Biogen Idec, Inc.[j]	1,188,075
13,526	BioMarin Pharmaceutical, Inc.[j]	1,222,750
308,550	Boston Scientific Corporation[j]	4,088,287
40,350	Bruker Corporation[j]	791,667
7,001	C.R. Bard, Inc.	1,166,507
89,600	Cambrex Corporation[j]	1,937,152
35,258	Cardiovascular Systems, Inc.[j]	1,060,561
16,343	Catamaran Corporation[j]	845,750
39,318	Centene Corporation[j]	4,083,174
337,310	Cerner Corporation[j]	21,810,465
8,150	Charles River Laboratories International, Inc.[j]	518,666
3,953	Cooper Companies, Inc.	640,742
70,810	Covidien plc	7,242,447
900	CSL, Ltd.	63,221
20,067	Cyberonics, Inc.[j]	1,117,331
83,457	Depomed, Inc.[j]	1,344,492
4,500	Edwards Lifesciences Corporation[j]	573,210
19,000	Endo International plc[j]	1,370,280
22,024	Envision Healthcare Holdings, Inc.[j]	764,013
112,858	ExamWorks Group, Inc.[g,j]	4,693,764
47,900	Express Scripts Holding Company[j]	4,055,693
272,200	Gilead Sciences, Inc.[j]	25,657,572
24,610	GlaxoSmithKline plc	527,974
6,000	Greatbatch, Inc.[j]	295,800
4,000	H. Lundbeck AS	79,398
20,450	HCA Holdings, Inc.[j]	1,500,826
7,300	Hikma Pharmaceuticals plc	223,975
34,300	Hologic, Inc.[j]	917,182
6,333	ICON plc[j]	322,920
7,650	Illumina, Inc.[j]	1,412,037
41,451	Impax Laboratories, Inc.[j]	1,313,168
7,993	Indivior plc[j]	18,612
67,988	Ironwood Pharmaceuticals, Inc.[j]	1,041,576
184,503	Johnson & Johnson	19,293,479
3,000	Kaken Pharmaceutical Company, Ltd.	58,009
9,300	KYORIN Holdings, Inc.	172,341
8,049	LifePoint Hospitals, Inc.[j]	578,804
6,450	Mallinckrodt, LLC[j]	638,744
12,200	McKesson Corporation	2,532,476
214,920	Merck & Company, Inc.	12,205,307
500	Merck KGaA	47,054
3,783	Mettler-Toledo International, Inc.[j]	1,144,206
7,732	Mylan, Inc.[j]	435,853
85,324	Neurocrine Biosciences, Inc.[j]	1,906,138
11,500	Novartis AG	1,066,550
67,100	Novavax, Inc.[g,j]	397,903
18,131	NPS Pharmaceuticals, Inc.[j]	648,546
84,913	NuVasive, Inc.[j]	4,004,497
18,000	Otsuka Holdings Company, Ltd.	539,662
37,950	PAREXEL International Corporation[j]	2,108,502
8,468	Perrigo Company plc	1,415,511
200,150	Pfizer, Inc.	6,234,672
13,550	PharMerica Corporation[j]	280,621
7,750	Providence Service Corporation[j]	282,410
2,890	Puma Biotechnology, Inc.[j]	546,990
12,100	Qiagen NVj	283,866
8,200	Quintiles Transnational Holdings, Inc.[j]	482,734
2,300	Sanofi	209,693
25,100	Sonic Healthcare, Ltd.	377,618
41,250	Spectrum Pharmaceuticals, Inc.[g,j]	285,863
9,600	St. Jude Medical, Inc.	624,288
35,141	Team Health Holdings, Inc.[j]	2,021,662
47,796	Teleflex, Inc.	5,487,937
1,300	Teva Pharmaceutical Industries, Ltd.	74,522
2,850	Thermo Fisher Scientific, Inc.	357,076
106,276	UnitedHealth Group, Inc.	10,743,441
13,487	Universal Health Services, Inc.	1,500,564
164,946	Vertex Pharmaceuticals, Inc.[j]	19,595,585
7,600	Waters Corporation[j]	856,672

	Total	255,330,923

Industrials (2.4%)
10,700	AAR Corporation	297,246
40,100	ADT Corporation[g]	1,452,823
49,139	Air New Zealand, Ltd.	94,384
46,300	Allison Transmission Holdings, Inc.	1,569,570
26,940	Apogee Enterprises, Inc.	1,141,448
5,510	Arcadis NV	165,260
13,250	Argan, Inc.	445,730
1,700	Atlas Copco AB	43,516
9,333	B/E Aerospace, Inc.[j]	541,501
16,200	Berendsen plc	276,894
32,050	Boeing Company	4,165,859
16,378	Briggs & Stratton Corporation	334,439
400	Bucher Industries AG	99,753
12,613	Cardno, Ltd.	34,927
8,900	Carillion plc	46,116
17,900	Caterpillar, Inc.	1,638,387
37,850	CLARCOR, Inc.	2,522,324
18,000	COMSYS Holdings Corporation	246,236
41,950	Con-way, Inc.	2,063,101
212,700	CSX Corporation	7,706,121
4,600	CTT-Correios de Portugal SA	44,427
25,000	Curtiss-Wright Corporation	1,764,750
6,000	Dai Nippon Printing Company, Ltd.	54,039
474,450	Delta Air Lines, Inc.	23,338,196
64,021	EMCOR Group, Inc.	2,848,294
19,940	Esterline Technologies Corporation[j]	2,187,019
5,151	Fastenal Company	244,982
37,050	Federal Signal Corporation	572,052
63,291	Flowserve Corporation	3,786,701
225,200	Fluor Corporation	13,653,876
20,029	Fortune Brands Home and Security, Inc.	906,713
5,820	GATX Corporation	334,883
11,319	Generac Holdings, Inc.[g,j]	529,276
2,000	Go-Ahead Group plc	76,237
10,916	Graco, Inc.	875,245
56,378	Granite Construction, Inc.	2,143,492
19,692	H&E Equipment Services, Inc.	553,148
48,166	Healthcare Services Group, Inc.	1,489,774
16,497	Heico Corporation	996,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Industrials (2.4%) - continued
5,300	Hino Motors, Ltd.	$69,766
57,270	HNI Corporation	2,924,206
61,072	Honeywell International, Inc.	6,102,314
2,500	Hoshizaki Electric Company, Ltd.	120,470
11,200	Huntington Ingalls Industries, Inc.	1,259,552
12,992	Huron Consulting Group, Inc.[j]	888,523
1,400	Inaba Denki Sangyo Company, Ltd.	45,202
258,800	Ingersoll-Rand plc	16,405,332
29,500	Insperity, Inc.	999,755
126,011	Interface, Inc.	2,075,401
10,700	Intrum Justitia AB	316,908
24,100	ITOCHU Corporation	257,270
100,570	Jacobs Engineering Group, Inc.[j]	4,494,473
1,609	Jardine Matheson Holdings, Ltd.	97,770
9,984	JB Hunt Transport Services, Inc.	841,152
1,100	Kanamoto Company, Ltd.	29,744
6,200	Kansas City Southern	756,586
45,850	KAR Auction Services, Inc.	1,588,703
12,900	KITZ Corporation	52,688
4,666	KLX, Inc.[j]	192,473
13,800	Komatsu, Ltd.	305,089
79,840	Korn/Ferry International[j]	2,296,198
34,000	Landstar System, Inc.	2,466,020
3,800	Legrand SA	200,229
8,500	Leighton Holdings, Ltd.	154,772
8,650	Manpower, Inc.	589,671
26,054	MasTec, Inc.[j]	589,081
22,400	Meritor, Inc.[j]	339,360
14,214	Middleby Corporation[j]	1,408,607
21,050	Mistras Group, Inc.[j]	385,847
6,000	Mitsuboshi Belting, Ltd.	44,091
48,200	Mueller Water Products, Inc.	493,568
17,332	Nielsen NV	775,260
8,200	Nitto Kogyo Corporation	159,387
11,620	Old Dominion Freight Line, Inc.[j]	902,177
41,412	On Assignment, Inc.[j]	1,374,464
30,808	Oshkosh Corporation	1,498,809
9,231	Parker Hannifin Corporation	1,190,337
102,540	Pentair, Ltd.	6,810,707
35,720	PGT, Inc.[j]	343,984
77,090	Progressive Waste Solutions, Ltd.	2,318,867
28,530	Proto Labs, Inc.[g,j]	1,916,075
56,150	Quanta Services, Inc.[j]	1,594,099
82,139	Ritchie Brothers Auctioneers, Inc.[g]	2,208,718
28,200	Robert Half International, Inc.	1,646,316
7,486	Roper Industries, Inc.	1,170,436
20,452	Saia, Inc.[j]	1,132,223
9,800	Securitas AB	118,557
6,100	Siemens AG	684,445
218,787	Southwest Airlines Company	9,259,066
8,650	Spirit Aerosystems Holdings, Inc.[j]	372,296
40,704	Spirit Airlines, Inc.[j]	3,076,408
13,816	Stericycle, Inc.[j]	1,811,001
35,787	Swift Transportation Company[j]	1,024,582
3,600	Takasago Thermal Engineering Company, Ltd.	46,117
2,900	Teleperformance SA	197,404
25,455	Tennant Company	1,837,087
9,000	Toppan Printing Company, Ltd.	58,477
184,000	Union Pacific Corporation	21,919,920
28,700	United Continental Holdings, Inc.[j]	1,919,743
12,694	United Rentals, Inc.[j]	1,294,915
6,450	United Technologies Corporation	741,750
7,600	WABCO Holdings, Inc.[j]	796,328
3,440	WageWorks, Inc.[j]	222,121
8,587	Watsco, Inc.	918,809
9,873	Watts Water Technologies, Inc.	626,343

	Total	202,043,207

Information Technology (4.1%)
32,411	A10 Networks, Inc.[j]	141,312
18,190	Agilent Technologies, Inc.	744,699
51,650	Akamai Technologies, Inc.[j]	3,251,884
60,286	Alibaba Group Holding, Ltd. ADR[j]	6,266,127
7,500	Alliance Data Systems Corporation[j]	2,145,375
10,342	Ambarella, Inc.[g,j]	524,546
14,100	Amdocs, Ltd.	657,835
26,317	Amphenol Corporation	1,416,118
10,031	ANSYS, Inc.[j]	822,542
375,399	Apple, Inc.	41,436,542
79,231	Applied Materials, Inc.	1,974,437
107,416	Applied Micro Circuits Corporation[j]	700,352
16,605	Applied Optoelectronics, Inc.[g,j]	186,308
65,722	Aspen Technology, Inc.[j]	2,301,584
315,610	Atmel Corporation[j]	2,649,546
6,626	Autodesk, Inc.[j]	397,958
16,750	AVG Technologies NVj	330,645
10,857	Belden, Inc.	855,640
13,450	Booz Allen Hamilton Holding Corporation	356,829
86,800	Broadcom Corporation	3,761,044
61,140	Broadridge Financial Solutions, Inc.	2,823,445
148,550	Brocade Communications Systems, Inc.	1,758,832
2,600	Brother Industries, Ltd.	47,131
21,100	Canon, Inc.	670,637
25,290	Cardtronics, Inc.[j]	975,688
15,180	Cavium, Inc.[j]	938,428
28,650	CDW Corporation	1,007,621
25,917	ChannelAdvisor Corporation[g,j]	559,289
7,300	Check Point Software Technologies, Ltd.[j]	573,561
23,357	Ciena Corporation[j]	453,359
15,600	Cirrus Logic, Inc.[j]	367,692
550,420	Cisco Systems, Inc.	15,309,932
21,700	Citrix Systems, Inc.[j]	1,384,460
18,319	Cognex Corporation[j]	757,124
9,623	Coherent, Inc.[j]	584,309
33,650	Computer Sciences Corporation	2,121,632
24,414	Constant Contact, Inc.[j]	895,994
29,502	Cornerstone OnDemand, Inc.[g,j]	1,038,470
222,000	Corning, Inc.	5,090,460
23,768	Dealertrack Technologies, Inc.[j]	1,053,160
20,205	Demandware, Inc.[g,j]	1,162,596
3,900	Dialog Semiconductor plc[j]	136,172
16,350	Diodes, Inc.[j]	450,769
50,168	DST Systems, Inc.	4,723,317
14,424	eBay, Inc.[j]	809,475
36,800	Electronic Arts, Inc.[j]	1,730,152
12,149	Electronics for Imaging, Inc.[j]	520,342
818,800	EMC Corporation	24,351,112
46,001	EVERTEC, Inc.	1,018,002
9,380	F5 Networks, Inc.[j]	1,223,762
284,300	Facebook, Inc.[j]	22,181,086
45,800	Fairchild Semiconductor International, Inc.[j]	773,104
17,270	FEI Company	1,560,344
38,469	Fortinet, Inc.[j]	1,179,460
19,400	FUJIFILM Holdings NPV	591,963
14,354	Gartner, Inc.[j]	1,208,750
27,534	Google, Inc.[j]	14,493,898
31,284	Google, Inc., Class Aj	16,601,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Information Technology (4.1%) - continued
67,628	Guidewire Software, Inc.[j]	$3,424,006
8,000	Hitachi Kokusai Electric, Inc.	111,901
2,800	Hitachi Maxell, Ltd.	44,111
41,348	HomeAway, Inc.[j]	1,231,343
8,400	Hoya Corporation	284,129
26,891	IAC InterActiveCorp	1,634,704
8,200	iGATE Corporation[j]	323,736
10,310	Imperva, Inc.[j]	509,623
7,850	International Business Machines Corporation	1,259,454
81,524	Juniper Networks, Inc.	1,819,616
9,060	Keysight Technologies, Inc.[j]	305,956
48,838	Linkedln Corporation[j]	11,218,577
20,750	Liquidity Services, Inc.[j]	169,528
12,702	Manhattan Associates, Inc.[j]	517,225
90,800	Marvell Technology Group, Ltd.	1,316,600
24,200	Maxim Integrated Products, Inc.	771,254
83,543	MaxLinear, Inc.[j]	619,054
10,597	Methode Electronics, Inc.	386,896
64,790	Microsoft Corporation	3,009,495
16,632	Monolithic Power Systems, Inc.	827,276
5,100	NEC Networks & System Integration Corporation	105,699
492,720	NetApp, Inc.	20,423,244
17,238	Newport Corporation[j]	329,418
8,066	Nice Systems, Ltd. ADR[g]	408,543
15,187	Nuance Communications, Inc.[j]	216,718
124,919	NVIDIA Corporation	2,504,626
22,405	NXP Semiconductors NVj	1,711,742
72,000	Oki Electric Industry Company, Ltd.	137,250
10,300	Optimal Payments plc[j]	54,672
204,800	Oracle Corporation	9,209,856
2,900	Orbotech, Ltd.[j]	42,920
1,200	Otsuka Corporation	38,050
45,523	Pace plc	244,084
45,276	Plantronics, Inc.	2,400,534
24,400	Polycom, Inc.[j]	329,400
46,743	Proofpoint, Inc.[j]	2,254,415
35,199	QLIK Technologies, Inc.[j]	1,087,297
239,542	QUALCOMM, Inc.	17,805,157
3,800	Rackspace Hosting, Inc.[j]	177,878
18,700	Red Hat, Inc.[j]	1,292,918
1,200	Rohm Company, Ltd.	72,304
268,500	Salesforce.com, Inc.[j]	15,924,735
31,000	Sanmina Corporation[j]	729,430
13,295	ServiceNow, Inc.[j]	902,066
7,297	Skyworks Solutions, Inc.	530,565
131,168	Sonus Networks, Inc.[j]	520,737
2,272	SPS Commerce, Inc.[j]	128,663
38,600	Symantec Corporation	990,283
5,610	Synaptics, Inc.[j]	386,192
9,058	Synopsys, Inc.[j]	393,751
15,550	Take-Two Interactive Software, Inc.[j]	435,866
6,150	TE Connectivity, Ltd.	388,988
46,700	Telefonaktiebolaget LM Ericsson	565,449
117,200	Teradata Corporation[j]	5,119,296
47,627	Teradyne, Inc.	942,538
118,920	Texas Instruments, Inc.	6,358,058
24,605	Textura Corporation[g,j]	700,504
42,400	Total System Services, Inc.	1,439,904
3,482	Tyler Technologies, Inc.[j]	381,070
50,020	Ubiquiti Networks, Inc.[g]	1,482,593
8,595	Ultimate Software Group, Inc.[j]	1,261,875
13,250	Unisys Corporation[j]	390,610
32,500	Vantiv, Inc.[j]	1,102,400
13,974	VeriFone Systems, Inc.[j]	519,833
98,009	Virtusa Corporation[j]	4,084,035
143,450	VMware, Inc.[j]	11,837,494
12,200	WebMD Health Corporation[j]	482,510
187,650	Xerox Corporation	2,600,829

	Total	355,279,501

Materials (0.8%)
27,150	Agnico Eagle Mines, Ltd.[g]	675,764
7,794	Airgas, Inc.	897,713
6,726	Albemarle Corporation	404,434
165,600	Alcoa, Inc.	2,614,824
7,000	Asahi Kasei Corporation	63,857
19,000	Avery Dennison Corporation	985,720
26,450	Ball Corporation	1,803,096
161,850	Barrick Gold Corporation	1,739,887
58,717	Celanese Corporation	3,520,671
58,087	Centamin plc	53,335
54,538	Chemtura Corporation[g],j	1,348,725
6,550	Clearwater Paper Corporation[j]	449,003
4,200	Compass Minerals International, Inc.	364,686
42,750	Crown Holdings, Inc.[j]	2,175,975
80,400	Dow Chemical Company	3,667,044
27,290	Eagle Materials, Inc.	2,074,859
13,950	Eastman Chemical Company	1,058,247
92,650	Eldorado Gold Corporation[g]	563,312
29,550	Ferro Corporation[j]	382,968
15,016	FMC Corporation	856,362
21,050	Franco-Nevada Corporation[g]	1,035,450
165,600	Freeport-McMoRan, Inc.	3,868,416
112,650	Goldcorp, Inc.	2,086,278
132,652	Graphic Packaging Holding Company[j]	1,806,720
8,000	Hitachi Metals, Ltd.	135,927
2,000	Holmen AB	67,960
76,230	Horsehead Holding Corporation[j]	1,206,721
7,650	Innophos Holdings, Inc.	447,143
81,100	International Paper Company	4,345,338
152,700	Kinross Gold Corporation[j]	430,614
13,000	Kureha Corporation	54,370
4,150	LyondellBasell Industries NV	329,469
8,150	Martin Marietta Materials, Inc.[g]	899,108
47,750	Materials Select Sector SPDR Fund	2,319,695
28,850	MeadWestvaco Corporation	1,280,651
68,200	Newmont Mining Corporation	1,288,980
2,100	Novozymes AS	88,396
59,870	Nucor Corporation	2,936,623
64,150	Owens-Illinois, Inc.[j]	1,731,409
38,450	Packaging Corporation of America	3,001,023
28,841	PolyOne Corporation	1,093,362
25,800	Rock-Tenn Company	1,573,284
37,000	Royal Gold, Inc.	2,319,900
34,950	Sealed Air Corporation	1,482,929
19,874	Silgan Holdings, Inc.	1,065,246
66,301	Silver Wheaton Corporation	1,347,899
7,200	Sonoco Products Company	314,640
49,150	Southern Copper Corporation	1,386,030
56,930	Steel Dynamics, Inc.	1,123,798
9,600	Stora Enso OYJ	85,833
18,000	Sumitomo Metal Mining Company, Ltd.	268,468
7,000	Sumitomo Seika Chemicals Company, Ltd.	46,618
93,650	Teck Resources, Ltd.[g]	1,277,386
10,750	Tronox, Ltd.	256,710
12,900	UPM-Kymmene OYJ	211,408
17,300	Vulcan Materials Company	1,137,129
6,750	Westlake Chemical Corporation	412,358

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (22.4%)	Value
Materials (0.8%) - continued
7,200	Worthington Industries, Inc.	$216,648
123,500	Yamana Gold, Inc.	496,470

	Total	71,176,889

Telecommunications Services (0.1%)
6,600	Belgacom SA	239,472
187,900	Bezeq Israel Telecommunication Corporation, Ltd.	333,300
37,282	BT Group plc	231,897
11,700	Elisa Oyj	319,353
9,100	Freenet AG	258,734
8,400	iiNet, Ltd.	53,676
143,127	KCOM Group plc	199,145
5,337	Level 3 Communications, Inc.[j]	263,541
16,000	M1, Ltd.	43,486
15,200	Nippon Telegraph & Telephone Corporation	776,456
35,400	Orange SA	602,039
9,222	SBA Communications Corporation[j]	1,021,429
54,000	Singapore Telecommunications, Ltd.	158,506
100	Swisscom AG	52,474
4,640	TDC AS	35,389
6,600	Tele2 AB	79,977
30,200	Telstra Corporation, Ltd.	146,616
130,806	Verizon Communications, Inc.	6,119,105
5,200	Vivendi SAj	129,431
82,350	Vonage Holdings Corporation[j]	313,753

	Total	11,377,779

Utilities (0.3%)
268,900	A2A SPA	272,474
11,950	Atmos Energy Corporation	666,093
7,400	E.ON SE	126,479
29,300	Edison International, Inc.	1,918,564
113,800	Electricidade de Portugal SA	441,277
6,700	Endesa SA	134,130
79,300	Enel SPA	353,482
13,600	Fortum OYJ	295,278
7,100	Hokuriku Electric Power Company	90,670
34,800	IREN SPA	38,056
12,050	Laclede Group, Inc.	641,060
3,100	National Grid plc	43,987
85,090	NiSource, Inc.	3,609,518
55,130	NorthWestern Corporation	3,119,255
174,400	PG&E Corporation	9,285,056
16,970	Portland General Electric Company	641,975
22,100	Public Service Enterprise Group, Inc.	915,161
800	Red Electrica Corporacion SA	70,521
14,800	Redes Energeticas Nacionais SGPS SA	42,935
1,400	Severn Trent plc	43,665
19,200	Southern Company	942,912
37,500	United Utilities Group plc	532,648
10,500	Vectren Corporation	485,415
29,300	Wisconsin Energy Corporation[g]	1,545,282

	Total	26,255,893

	Total Common Stock (cost $1,636,830,502)	1,929,496,898

	Collateral Held for Securities Loaned (0.8%)
67,749,452	Thrivent Cash Management Trust	$67,749,452

	Total Collateral Held for Securities Loaned (cost $67,749,452)	67,749,452

Shares or Principal Amount	Short-Term Investments (23.7%)[k]
	Federal Home Loan Bank Discount Notes
9,000,000	0.040%, 1/2/2015	8,999,990
237,800,000	0.045%, 1/7/2015	237,798,184
60,000,000	0.045%, 1/9/2015	59,999,403
10,000,000	0.040%, 1/12/2015	9,999,878
27,000,000	0.050%, 1/14/2015	26,999,512
238,000,000	0.054%, 1/16/2015	237,994,635
128,500,000	0.080%, 1/21/2015	128,494,289
138,000,000	0.069%, 1/23/2015	137,994,213
100,000,000	0.063%, 1/28/2015	99,995,313
138,000,000	0.067%, 1/30/2015	137,992,582
152,800,000	0.075%, 2/4/2015[l]	152,789,116
98,000,000	0.080%, 2/10/2015	97,991,289
62,000,000	0.086%, 2/11/2015	61,993,941
44,000,000	0.090%, 2/13/2015	43,995,270
56,000,000	0.090%, 2/20/2015	55,993,000
6,000,000	0.050%, 3/2/2015	5,999,500
49,000,000	0.100%, 3/4/2015	48,991,561
117,100,000	0.104%, 3/6/2015[l]	117,078,367
21,000,000	0.110%, 3/11/2015	20,995,572
90,000,000	0.115%, 3/13/2015	89,979,528
5,000,000	0.130%, 3/18/2015	4,998,628
24,400,000	0.090%, 4/24/2015[l]	24,393,107
	Federal Home Loan Mortgage Corporation Discount Notes
47,000,000	0.037%, 1/12/2015[l]	46,999,469
14,000,000	0.053%, 1/26/2015	13,999,485
3,000,000	0.085%, 1/28/2015	2,999,809
5,000,000	0.095%, 3/6/2015	4,999,156
	Federal National Mortgage Association Discount Notes
34,950,000	0.046%, 1/5/2015	34,949,823
36,000,000	0.035%, 1/14/2015[l]	35,999,545
26,000,000	0.070%, 2/18/2015	25,997,573
	U.S. Treasury Bills
400,000	0.300%, 3/19/2015	399,974
62,000,000	0.040%, 4/9/2015	61,993,249

	Total Short-Term Investments (at amortized cost)	2,039,804,961

	Total Investments (cost $8,664,971,115) 108.6%	$9,347,987,236

	Other Assets and Liabilities, Net (8.6%)	(740,224,835)

	Total Net Assets 100.0%	$8,607,762,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $152,307,821 or 1.8% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
g	All or a portion of the security is on loan.
h	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2014, $77,989,532 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderate Allocation Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$1,399,300
Apidos CLO XVIII, 7/22/2026	6/25/2014	1,396,500
ARES CLO, Ltd., 11/15/2025	11/26/2014	2,750,000
Babson CLO, Ltd. 2014-II, 10/17/2026	8/15/2014	1,399,300
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	1,398,586
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	1,400,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	1,400,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	1,400,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	1,400,000
CoBank ACB, 6/15/2022	10/18/2013	467,587
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	1,400,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	109,946
FNA Trust, 1/10/2018	4/29/2013	373,797
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	1,398,600
JBS Finance II, Ltd., 1/29/2018	8/11/2014	1,536,071
Limerock CLO III, LLC, 10/20/2026	10/16/2014	4,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	1,523,170
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	1,100,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	1,400,000
OHA Loan Funding 2014-1, Ltd., 10/20/2026	11/6/2014	4,488,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	1,392,020
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	4,466,250
Symphony CLO, Ltd., 1/9/2023	9/15/2014	1,400,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	1,397,900

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. Depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$779,329,760
Gross unrealized depreciation	(101,562,663)

Net unrealized appreciation (depreciation)	$677,767,097

Cost for federal income tax purposes	$8,670,220,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	27,610,561	—	27,610,561	—
Capital Goods	11,617,324	—	11,617,324	—
Communications Services	120,136,889	—	107,299,331	12,837,558
Consumer Cyclical	57,553,323	—	57,553,323	—
Consumer Non-Cyclical	46,482,062	—	42,908,303	3,573,759
Energy	26,296,989	—	18,345,152	7,951,837
Financials	25,167,108	—	25,167,108	—
Technology	18,973,939	—	18,973,939	—
Transportation	14,301,670	—	9,526,379	4,775,291
Utilities	7,011,097	—	7,011,097	—
Affiliated Mutual Funds
Equity Mutual Funds	1,767,709,089	1,767,709,089	—	—
Fixed Income Mutual Funds	1,184,392,360	1,184,392,360	—	—
Long-Term Fixed Income
Asset-Backed Securities	96,042,800	—	92,807,768	3,235,032
Basic Materials	15,786,459	—	15,786,459	—
Capital Goods	16,216,612	—	16,216,612	—
Collateralized Mortgage Obligations	93,451,723	—	93,451,723	—
Commercial Mortgage-Backed Securities	55,795,213	—	55,795,213	—
Communications Services	51,710,324	—	51,710,324	—
Consumer Cyclical	29,523,166	—	29,523,166	—
Consumer Non-Cyclical	51,209,432	—	51,209,432	—
Energy	64,140,360	—	64,140,360	—
Financials	151,350,035	—	151,350,035	—
Foreign Government	1,253,169	—	1,253,169	—
Mortgage-Backed Securities	724,214,868	—	724,214,868	—
Technology	15,530,437	—	15,530,437	—
Transportation	10,112,394	—	10,112,394	—
U.S. Government and Agencies	591,808,743	—	591,808,743	—
Utilities	35,537,779	—	35,537,779	—
Common Stock
Consumer Discretionary	259,969,453	256,481,235	3,488,218	—
Consumer Staples	75,165,939	73,450,205	1,715,734	—
Energy	312,471,920	308,169,516	4,302,404	—
Financials	360,425,394	346,605,228	13,820,166	—
Health Care	255,330,923	251,619,028	3,711,895	—
Industrials	202,043,207	197,903,032	4,140,175	—
Information Technology	355,279,501	352,175,949	3,103,552	—
Materials	71,176,889	70,100,717	1,076,172	—
Telecommunications Services	11,377,779	7,717,828	3,659,951	—
Utilities	26,255,893	23,770,291	2,485,602	—
Collateral Held for Securities Loaned	67,749,452	67,749,452	—	—
Short-Term Investments	2,039,804,961	—	2,039,804,961	—

Total	$9,347,987,236	$4,907,843,930	$4,407,769,829	$32,373,477

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	75,567,377	75,567,377	—	—

Total Asset Derivatives	$75,567,377	$75,567,377	$—	$—

Liability Derivatives
Futures Contracts	15,502,217	15,502,217	—	—

Total Liability Derivatives	$15,502,217	$15,502,217	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(3,627)	March 2015	($793,734,733)	($792,839,531)	$895,202
5-Yr. U.S. Treasury Bond Futures	232	March 2015	27,603,747	27,591,689	(12,058)
10-Yr. U.S. Treasury Bond Futures	1,579	March 2015	198,946,484	200,212,274	1,265,790
30-Yr. U.S. Treasury Bond Futures	2,431	March 2015	341,733,838	351,431,437	9,697,599
Eurex EURO STOXX 50 Futures	10,174	March 2015	365,891,399	385,090,597	19,199,198
Mini MSCI EAFE Index Futures	1,701	March 2015	148,129,357	149,509,395	1,380,038
Russell 2000 Index Mini-Futures	1,587	March 2015	180,936,600	190,551,090	9,614,490
S&P 400 Index Mini-Futures	(2,562)	March 2015	(355,641,161)	(371,131,320)	(15,490,159)
S&P 500 Index Futures	1,609	March 2015	797,768,105	825,577,900	27,809,795
Ultra Long Term U.S. Treasury Bond Futures	747	March 2015	117,689,798	123,395,063	5,705,265
Total Futures Contracts					$60,065,160

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$17,563,856
Total Interest Rate Contracts		17,563,856
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	58,003,521
Total Equity Contracts		58,003,521

Total Asset Derivatives		$75,567,377

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,058
Total Interest Rate Contracts		12,058
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	15,490,159
Total Equity Contracts		15,490,159

Total Liability Derivatives		$15,502,217

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	42,627,465
Total Equity Contracts		42,627,465
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	45,491,771
Total Interest Rate Contracts		45,491,771
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	94,659
Total Credit Contracts		94,659

Total		$88,213,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	17,882,287
Total Interest Rate Contracts		17,882,287
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	21,282,907
Total Equity Contracts		21,282,907

Total		$39,165,194

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$1,152,229,525	14.4%	N/A
Interest Rate Contracts	1,141,904,719	14.2	N/A
Credit Contracts	N/A	N/A	$41,484

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Partner Small Cap Growth	$111,969,730	$12,679,772	$105,542,526	—	$—	$—
Partner Small Cap Value	123,506,706	3,460,213	—	4,493,008	127,064,959	268,222
Small Cap Stock	64,136,532	839,506	—	3,657,193	67,186,286	139,621
Partner Mid Cap Value	114,956,666	16,693,226	—	7,195,521	130,503,721	772,773
Mid Cap Stock	206,628,012	10,426,936	—	12,265,522	231,277,457	686,656
Partner Worldwide Allocation	534,686,884	10,867,977	—	54,413,534	506,078,515	10,867,977
Large Cap Value	413,079,767	5,269,010	—	26,828,993	450,386,356	5,269,010
Large Cap Stock	242,388,982	2,198,417	—	20,701,632	255,211,795	2,198,417
High Yield	196,151,522	11,834,563	11,319,065	38,748,320	188,836,063	11,834,225
Income	623,763,330	32,100,290	42,148,275	59,336,507	623,098,599	24,218,735
Limited Maturity Bond	396,082,117	6,792,998	30,288,311	37,948,191	372,457,698	6,797,681
Cash Management Trust- Collateral Investment	67,924,410	1,028,320,690	1,028,495,648	67,749,452	67,749,452	540,459
Total Value and Income Earned	3,095,274,658				3,019,850,901	63,593,776

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.0%)[a]	Value
Basic Materials (0.2%)
	Alpha Natural Resources, Inc., Term Loan
$1,918,097	3.500%, 5/22/2020	$1,516,505
	Axalta Coating Systems US Holdings, Inc., Term Loan
1,520,558	3.750%, 2/1/2020	1,477,556
	Fortescue Metals Group, Ltd., Term Loan
1,451,773	3.750%, 6/30/2019	1,315,306
	Ineos Group Holdings, Ltd., Term Loan
2,300,026	3.750%, 5/4/2018	2,225,023
	NewPage Corporation, Term Loan
1,050,000	9.500%, 2/11/2021	995,747
	Wausau Paper Corporation, Term Loan
1,293,500	6.500%, 7/30/2020	1,280,565

	Total	8,810,702

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
1,768,433	3.750%, 10/9/2019	1,713,718
	Berry Plastics Group, Inc., Term Loan
3,409,275	3.500%, 2/8/2020	3,292,371
	Silver II Borrower, Term Loan
846,720	4.000%, 12/13/2019	785,070
	STHI Holding Corporation, Term Loan
463,838	4.500%, 8/6/2021	459,584

	Total	6,250,743

Communications Services (1.5%)
	Atlantic Broadband Penn, LLC, Term Loan
914,619	3.250%, 11/30/2019	894,040
	Birch Communication Inc., Term Loan
1,943,056	7.750%, 7/17/2020	1,904,194
	Cable & Wireless Communications plc, Term Loan
336,000	0.000%, 11/25/2016[b,c]	334,320
	Cengage Learning Aquisitions, Term Loan
3,895,563	7.000%, 3/31/2020	3,851,737
	Cequel Communications, LLC, Term Loan
1,070,786	3.500%, 2/14/2019	1,052,647
	Charter Communications Operating, LLC, Term Loan
453,100	3.000%, 7/1/2020	443,757
2,216,250	3.000%, 1/3/2021	2,169,620
	Clear Channel Communications, Inc., Term Loan
16,810	3.819%, 1/29/2016	16,617
1,992,484	6.919%, 1/30/2019	1,874,349
640,816	7.669%, 7/30/2019	609,577
	Cumulus Media Holdings, Inc., Term Loan
2,133,096	4.250%, 12/23/2020[b,c]	2,065,541
	Fairpoint Communications, Term Loan
2,269,575	7.500%, 2/14/2019	2,245,472
	Grande Communications Networks, LLC, Term Loan
1,339,613	4.500%, 5/29/2020	1,321,194
	Hargray Communications Group, Inc., Term Loan
2,394,796	5.250%, 6/26/2019	2,376,835
	Integra Telecom Holdings, Inc., Term Loan
1,341,112	5.250%, 2/22/2019	1,301,724
460,000	9.750%, 2/21/2020	455,975
	Intelsat Jackson Holdings SA, Term Loan
1,255,968	3.750%, 6/30/2019	1,235,559
	Level 3 Communications, Inc., Term Loan
2,540,000	4.000%, 1/15/2020	2,517,775
	Level 3 Financing, Inc., Term Loan
840,000	4.500%, 1/31/2022	839,740
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,210,000	0.000%, 1/7/2022[b,c]	1,173,700
875,000	4.500%, 1/7/2022	850,938
	LTS Buyer, LLC, Term Loan
1,463,836	4.000%, 4/13/2020	1,429,992
72,737	8.000%, 4/12/2021	71,374
	McGraw-Hill Global Education, LLC, Term Loan
1,950,987	5.750%, 3/22/2019	1,940,627
	Mediacom Broadband, LLC, Term Loan
1,016,600	4.000%, 1/20/2020	992,883
	NEP Broadcasting, LLC, Term Loan
134,286	9.500%, 7/22/2020	131,432
	NEP/NCP Holdco, Inc., Term Loan
3,389,926	4.250%, 1/22/2020	3,310,839
	NTelos, Inc., Term Loan
669,587	5.750%, 11/9/2019	582,541
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
454,534	5.500%, 7/31/2018	451,125
	Syniverse Holdings, Inc., Term Loan
1,793,615	4.000%, 4/23/2019	1,739,806
	TNS, Inc., Term Loan
1,347,738	5.000%, 2/14/2020	1,332,576
	Univision Communications, Inc., Term Loan
2,993,065	4.000%, 3/1/2020	2,922,728
	Virgin Media Investment Holdings, Ltd., Term Loan
2,825,000	3.500%, 6/7/2020	2,770,223
	WideOpenWest Finance, LLC, Term Loan
2,991,712	4.750%, 4/1/2019	2,967,420
	XO Communications, LLC, Term Loan
590,538	4.250%, 3/20/2021	578,727
	Yankee Cable Acquisition, LLC, Term Loan
1,754,109	4.500%, 3/1/2020	1,743,145
	Zayo Group, LLC, Term Loan
2,673,426	4.000%, 7/2/2019	2,641,077

	Total	55,141,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.0%)[a]	Value
Consumer Cyclical (0.7%)
	Amaya Gaming Group, Inc., Term Loan
$1,536,150	5.000%, 8/1/2021[b,c]	$1,519,636
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,173,024	4.250%, 8/13/2021	1,156,167
	Ceridian HCM Holding, Inc., Term Loan
581,663	4.500%, 9/15/2020	571,124
	Chrysler Group, LLC, Term Loan
1,507,659	3.500%, 5/24/2017	1,496,623
	Golden Nugget, Inc., Delayed Draw
262,845	5.500%, 11/21/2019	259,068
	Golden Nugget, Inc., Term Loan
613,305	5.500%, 11/21/2019	604,492
	Hilton Worldwide Finance, LLC, Term Loan
1,883,772	3.500%, 10/26/2020	1,859,434
	J.C. Penney Corporation, Inc., Term Loan
1,984,775	6.000%, 5/22/2018	1,943,432
	Las Vegas Sands, LLC, Term Loan
1,980,000	3.250%, 12/19/2020	1,965,982
	Marina District Finance Company, Inc., Term Loan
1,770,525	6.750%, 8/15/2018	1,754,661
	MGM Resorts International, Term Loan
1,406,300	3.500%, 12/20/2019	1,366,755
	Mohegan Tribal Gaming Authority, Term Loan
3,366,000	5.500%, 11/19/2019	3,228,364
	Rite Aid Corporation, Term Loan
339,844	3.500%, 2/21/2020	337,720
695,000	5.750%, 8/21/2020	696,161
	ROC Finance, LLC, Term Loan
2,498,375	5.000%, 6/20/2019	2,310,997
	Scientific Games International, Inc., Term Loan
3,079,669	6.000%, 10/18/2020	3,031,164
	Seminole Indian Tribe of Florida, Term Loan
759,038	3.000%, 4/29/2020	754,612

	Total	24,856,392

Consumer Non-Cyclical (0.5%)
	Albertsons, Inc., Term Loan
3,503,516	4.750%, 3/21/2019	3,477,240
	Biomet, Inc., Term Loan
460,171	3.670%, 7/25/2017	457,377
	Catalina Marketing Corporation, Term Loan
477,600	4.500%, 4/9/2021	453,424
	CHS/Community Health Systems, Inc., Term Loan
351,128	3.486%, 1/25/2017	348,786
935,872	4.250%, 1/27/2021	932,559
	Del Monte Corporation, Term Loan
283,943	3.500%, 3/9/2020	271,165
	Hologic, Inc., Term Loan
913,709	3.250%, 8/1/2019	903,942
	JBS USA, LLC, Term Loan
1,508,730	3.750%, 5/25/2018	1,486,099
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,393,000	4.750%, 6/30/2021	1,368,274
	Roundy’s Supermarkets, Inc., Term Loan
2,005,549	5.750%, 3/3/2021	1,876,853
	Supervalu, Inc., Term Loan
4,242,573	4.500%, 3/21/2019	4,160,098
	Visant Corporation, Term Loan
2,542,033	7.000%, 9/23/2021	2,465,772

	Total	18,201,589

Energy (0.3%)
	Arch Coal, Inc., Term Loan
2,645,358	6.250%, 5/16/2018	2,183,532
	Energy Solutions, LLC, Term Loan
547,250	6.750%, 5/29/2020	544,683
	Expro Holdings UK 2, Ltd., Term Loan
748,125	5.750%, 9/2/2021	609,722
	Fieldwood Energy, LLC, Term Loan
888,755	3.875%, 9/28/2018	839,873
389,261	8.375%, 9/30/2020	282,701
	Houston Fuel Oil Terminal, LLC, Term Loan
1,366,575	4.250%, 8/19/2021[b,c]	1,305,079
	McJunkin Red Man Corporation, Term Loan
1,071,438	5.000%, 11/8/2019	983,044
	Offshore Group Investment, Ltd., Term Loan
1,817,625	5.750%, 3/28/2019	1,354,131
	Pacific Drilling SA, Term Loan
1,260,800	4.500%, 6/3/2018	1,035,961
	TerraForm Power Operating, LLC, Term Loan
507,450	4.750%, 7/23/2019	504,913

	Total	9,643,639

Financials (0.2%)
	DJO Finance, LLC, Term Loan
1,939,653	4.250%, 9/15/2017	1,892,772
	GEO Group, Inc., Term Loan
453,100	3.250%, 4/3/2020	447,812
	Harland Clarke Holdings Corporation, Term Loan
2,242,625	7.000%, 5/22/2018	2,244,868
243,750	6.000%, 8/4/2019	242,227
	MoneyGram International, Inc., Term Loan
1,807,800	4.250%, 3/27/2020	1,653,233
	WaveDivision Holdings, LLC, Term Loan
2,464,700	4.000%, 10/15/2019	2,423,613

	Total	8,904,525

Technology (0.1%)
	First Data Corporation, Term Loan
2,090,000	3.667%, 3/23/2018	2,046,904
1,040,000	3.667%, 9/24/2018	1,015,560
	Freescale Semiconductor, Inc., Term Loan
1,640,900	4.250%, 2/28/2020	1,598,861

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.0%)[a]	Value
Technology (0.1%) - continued
	Infor US, Inc., Term Loan
$1,059,611	3.750%, 6/3/2020	$1,026,572

	Total	5,687,897

Transportation (0.2%)
	American Airlines, Inc., Term Loan
1,905,975	3.750%, 6/27/2019	1,882,950
	Delta Air Lines, Inc., Term Loan
1,545,278	3.250%, 4/20/2017[b,c]	1,525,962
	OSG Bulk Ships, Inc., Term Loan
1,194,000	5.250%, 8/5/2019	1,161,165
	United Airlines, Inc., Term Loan
1,129,875	3.500%, 4/1/2019	1,108,690
224,437	3.750%, 9/15/2021	222,007

	Total	5,900,774

Utilities (0.1%)
	Calpine Corporation, Term Loan
337,977	4.000%, 4/1/2018	333,837
2,038,087	4.000%, 10/9/2019	2,008,800
	Intergen NV, Term Loan
881,575	5.500%, 6/15/2020	873,491
	NGPL PipeCo, LLC, Term Loan
1,670,213	6.750%, 9/15/2017	1,618,019

	Total	4,834,147

	Total Bank Loans (cost $152,806,734)	148,232,234

	Long-Term Fixed Income (34.7%)
Asset-Backed Securities (1.9%)
	Access Group, Inc.
1,486,864	0.670%, 2/25/2036[d,e]	1,468,849
	Ally Auto Receivables Trust 2013-SN1
1,378,410	0.720%, 5/20/2016	1,378,873
	ARES CLO, Ltd.
1,500,000	1.714%, 11/15/2025*,e	1,500,000
	BA Credit Card Trust
1,100,000	0.541%, 6/15/2021[e]	1,099,135
	Barclays Dryrock Issuance Trust
1,000,000	0.521%, 12/16/2019[e]	998,739
	Capital One Multi-Asset Execution Trust
1,350,000	0.541%, 1/18/2022[e]	1,348,511
	Chase Issuance Trust
1,475,000	1.150%, 1/15/2019	1,474,276
	Chesapeake Funding, LLC
1,888,375	0.607%, 1/7/2025[d,e]	1,886,595
	Citibank Credit Card Issuance Trust
2,000,000	1.020%, 2/22/2019	1,992,310
	Countrywide Asset-Backed Certificates
1,654,772	5.530%, 4/25/2047	1,627,114
	Edlinc Student Loan Funding Trust
1,186,969	3.160%, 10/1/2025*,e	1,201,806
	FirstEnergy Ohio PIRB Special Purpose Trust
1,111,987	0.679%, 1/15/2019	1,111,663
	FNA Trust
520,668	1.980%, 1/10/2018*	521,709
	Ford Credit Auto Owner Trust
810,000	2.260%, 11/15/2025[d]	814,324
	GE Equipment Transportation, LLC
1,902,680	0.690%, 11/25/2016	1,903,392
	Golden Credit Card Trust
1,620,000	0.411%, 2/15/2018[d,e]	1,619,446
1,000,000	0.591%, 9/15/2018[d,e]	1,002,244
	GoldenTree Loan Opportunities IX, Ltd.
825,000	1.829%, 10/29/2026*,e	818,529
	GreatAmerica Leasing Receivables
2,443,782	0.610%, 5/15/2016[d]	2,443,951
	Hertz Fleet Lease Funding, LP
2,200,000	0.712%, 12/10/2027[d,e]	2,200,838
	Hyundai Floorplan Master Owner Trust
2,632,500	0.511%, 5/15/2018[d,e]	2,634,511
	Master Credit Card Trust
1,587,300	0.780%, 4/21/2017[d]	1,587,808
	Morgan Stanley Bank of America Merrill Lynch Trust
3,400,000	3.176%, 8/15/2045	3,481,060
3,400,000	3.246%, 12/15/2047	3,435,319
	Morgan Stanley Capital, Inc.
1,969,260	0.320%, 2/25/2037[e]	1,231,802
	Motor plc
962,000	0.670%, 2/15/2021[d]	962,303
	OZLM VIII, Ltd.
825,000	1.715%, 10/17/2026*,e	821,043
	Penarth Master Issuer plc
2,200,000	0.552%, 11/18/2017[d,e]	2,200,579
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036[f]	3,891,553
2,463,611	5.580%, 11/25/2036[f]	1,518,770
	SLM Student Loan Trust
2,851,869	0.761%, 8/15/2022[d,e]	2,854,806
1,559,095	0.634%, 4/25/2023[d,e]	1,559,791
1,350,000	1.211%, 5/17/2027[d,e]	1,358,810
	U.S. Small Business Administration
429,568	3.191%, 3/10/2024	445,127
	Vericrest Opportunity Loan Transferee
4,322,957	3.125%, 4/27/2054[d]	4,297,798
	Volvo Financial Equipment, LLC
1,950,000	0.740%, 3/15/2017[d]	1,951,656
	World Financial Network Credit Card Master Trust
1,950,000	0.910%, 3/16/2020	1,947,184
	World Omni Automobile Lease Securitization Trust
2,100,000	1.400%, 2/15/2019	2,113,207
	World Omni Master Owner Trust
1,620,000	0.505%, 2/15/2018[d,e]	1,620,092

	Total	68,325,523

Basic Materials (0.4%)

	Albemarle Corporation
230,000	3.000%, 12/1/2019	230,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Basic Materials (0.4%) - continued
	ArcelorMittal
$1,300,000	6.000%, 3/1/2021	$1,352,000
	Eastman Chemical Company
450,000	2.700%, 1/15/2020	452,554
	First Quantum Minerals, Ltd.
847,000	6.750%, 2/15/2020[d]	766,535
847,000	7.000%, 2/15/2021[d]	762,300
	FMG Resources August 2006 Pty., Ltd.
644,445	6.875%, 2/1/2018[d,g]	584,833
	Freeport-McMoRan, Inc.
1,759,000	2.375%, 3/15/2018	1,739,660
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[d]	534,815
	Goldcorp, Inc.
900,000	2.125%, 3/15/2018	889,528
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,500,000	8.875%, 2/1/2018	1,335,000
	Ineos Finance plc
1,500,000	7.500%, 5/1/2020[d]	1,575,000
	LyondellBasell Industries NV
1,020,000	6.000%, 11/15/2021	1,173,978
	Sappi Papier Holding GmbH
845,000	6.625%, 4/15/2021[d]	866,125
	Vale Overseas, Ltd.
938,000	6.250%, 1/23/2017	1,000,480
	Yamana Gold, Inc.
890,000	4.950%, 7/15/2024	868,619

	Total	14,131,462

Capital Goods (0.4%)
	BAE Systems plc
620,000	3.500%, 10/11/2016[d]	644,027
	CNH Capital, LLC
1,500,000	3.625%, 4/15/2018	1,477,500
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,406,500
	Harsco Corporation
978,000	2.700%, 10/15/2015	976,777
	Hutchison Whampoa Finance CI, Ltd.
785,000	1.625%, 10/31/2017[d]	778,532
	Ingersoll-Rand Global Holding Company, Ltd.
992,000	6.875%, 8/15/2018	1,151,579
	L-3 Communications Corporation
992,000	1.500%, 5/28/2017	982,242
	Martin Marietta Materials, Inc.
750,000	1.357%, 6/30/2017[e]	758,223
	Owens-Brockway Glass Container, Inc.
970,000	5.000%, 1/15/2022[d]	989,400
	Raytheon Company
780,000	4.200%, 12/15/2044	810,181
	Reynolds Group Issuer, Inc.
1,412,019	5.750%, 10/15/2020	1,447,319
	Roper Industries, Inc.
1,016,000	2.050%, 10/1/2018	1,007,614
	RSC Equipment Rental, Inc.
1,500,000	8.250%, 2/1/2021	1,635,000
	Textron, Inc.
680,000	5.600%, 12/1/2017	747,256

	Total	14,812,150

Collateralized Mortgage Obligations (1.6%)
	Alm Loan Funding CLO
825,000	1.664%, 10/17/2026*,e	820,603
	Alternative Loan Trust
1,955,767	6.000%, 6/25/2036	1,753,186
	Apidos CLO XVIII
825,000	1.646%, 7/22/2026*,e	815,173
	Babson CLO, Ltd. 2014-II
825,000	1.656%, 10/17/2026*,e	819,019
	Birchwood Park CLO, Ltd.
825,000	1.674%, 7/15/2026*,e	821,009
	BlueMountain CLO, Ltd.
825,000	1.480%, 10/15/2026*,e	817,447
	Carlyle Global Market Strategies CLO, Ltd.
825,000	1.531%, 7/20/2023*,e	818,396
825,000	1.733%, 10/15/2026*,e	823,397
	Cent CLO 16, LP
825,000	1.482%, 8/1/2024*,e	817,782
	Cent CLO 22, Ltd.
825,000	1.713%, 11/7/2026*,[e]	817,188
	Citigroup Mortgage Loan Trust, Inc.
636,680	5.500%, 11/25/2035	587,396
	CitiMortgage Alternative Loan Trust
2,127,550	5.750%, 4/25/2037	1,826,829
	Countrywide Alternative Loan Trust
2,962,471	5.220%, 10/25/2035	2,515,837
1,205,767	6.500%, 8/25/2036	918,244
400,557	6.000%, 1/25/2037	369,592
4,148,231	5.500%, 5/25/2037	3,595,517
2,372,427	7.000%, 10/25/2037	1,753,580
	Countrywide Home Loans, Inc.
777,664	5.750%, 4/25/2037	718,914
	Deutsche Alt-A Securities Mortgage Loan Trust
621,655	6.000%, 10/25/2021	548,031
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
237,914	5.500%, 10/25/2021	228,729
	Dryden 34 Senior Loan Fund CLO
825,000	1.717%, 10/15/2026*,e	820,645
	Federal Home Loan Mortgage Corporation
9,371,654	3.000%, 4/15/2028[h]	1,046,789
6,217,052	3.000%, 2/15/2033[h]	838,941
	Federal National Mortgage Association
13,165,781	3.500%, 1/25/2033[h]	1,880,397
	Greenpoint Mortgage Funding Trust
1,389,035	0.370%, 10/25/2045[e]	1,093,567
	HomeBanc Mortgage Trust
1,172,208	2.197%, 4/25/2037	872,256
	J.P. Morgan Mortgage Trust
191,690	2.537%, 10/25/2036	172,066
3,158,941	0.550%, 1/25/2037[e]	2,050,153
3,247,856	6.250%, 8/25/2037	2,683,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Collateralized Mortgage Obligations (1.6%) - continued
	Limerock CLO III, LLC
$2,500,000	1.759%, 10/20/2026*,e	$2,482,907
	Madison Park Funding XIV CLO, Ltd.
900,000	1.681%, 7/20/2026*,e	896,269
	MASTR Alternative Loans Trust
461,107	6.500%, 7/25/2034	472,378
2,224,512	0.620%, 12/25/2035[e]	1,212,446
	Merrill Lynch Alternative Note Asset Trust
485,390	6.000%, 3/25/2037	451,576
	Neuberger Berman CLO, Ltd.
700,000	1.626%, 8/4/2025*,e	693,533
	Octagon Investment Partners XX CLO, Ltd.
825,000	1.675%, 8/12/2026*,e	815,939
	OHA Loan Funding 2014-1, Ltd.
2,500,000	1.762%, 10/20/2026*,e	2,482,520
	RALI Trust
4,846,721	0.350%, 11/25/2036[e]	3,492,387
	Residential Accredit Loans, Inc.
900,715	5.750%, 9/25/2035	814,415
	Residential Asset Securitization Trust
3,082,427	0.550%, 8/25/2037[e]	1,130,899
	Sequoia Mortgage Trust
3,180,435	2.657%, 9/20/2046	2,636,406
	Symphony CLO XV, Ltd.
2,500,000	1.653%, 10/17/2026*,e	2,473,177
	Symphony CLO, Ltd.
825,000	1.331%, 1/9/2023*,e	820,360
	Voya CLO 2014-3, Ltd.
825,000	1.649%, 7/25/2026*,e	815,431
	WaMu Mortgage Pass Through Certificates
472,636	2.233%, 9/25/2036	422,878
453,001	2.274%, 10/25/2036	399,764
1,469,178	1.957%, 11/25/2036	1,296,596
2,246,386	1.822%, 1/25/2037	1,904,969

	Total	59,359,243

Commercial Mortgage-Backed Securities (1.1%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.612%, 4/10/2049	4,921,880
	Bear Stearns Commercial Mortgage Securities, Inc.
1,736,233	5.331%, 2/11/2044	1,855,046
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,799,895
	Commercial Mortgage Pass-Through Certificates
2,340,000	1.208%, 6/8/2030[d,e]	2,339,085
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	4,927,672
	Credit Suisse Mortgage Capital Certificates
5,800,000	5.509%, 9/15/2039	6,133,941
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
1,522,446	0.727%, 12/25/2016	1,520,326
	Federal National Mortgage Association
1,700,000	1.272%, 1/25/2017	1,708,918
	Government National Mortgage Association
16,052	2.164%, 3/16/2033	16,072
9,343	3.214%, 1/16/2040	9,397
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	3,359,950
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,450,000	1.111%, 12/15/2028[d,e]	1,450,209
2,300,000	5.698%, 2/12/2049	2,428,584
	JPMBB Commercial Mortgage Securities Trust
2,850,000	3.231%, 1/15/2048	2,864,888
	LSTAR Commercial Mortgage Trust
1,074,739	1.519%, 1/20/2041[d]	1,074,675
	Morgan Stanley Capital, Inc.
1,750,000	5.406%, 3/15/2044	1,862,592
	SCG Trust 2013-SRP1
700,000	1.561%, 11/15/2026[d],[e]	700,851

	Total	38,973,981

Communications Services (1.2%)
	21st Century Fox America, Inc.
960,000	6.900%, 3/1/2019	1,131,986
	AMC Networks, Inc.
1,500,000	4.750%, 12/15/2022	1,455,000
	America Movil SAB de CV
750,000	1.241%, 9/12/2016[e]	755,365
829,000	5.000%, 10/16/2019	915,141
	American Tower Corporation
496,000	7.000%, 10/15/2017	560,002
950,000	3.450%, 9/15/2021	933,983
	AT&T, Inc.
963,000	3.875%, 8/15/2021	1,007,594
	British Sky Broadcasting Group plc
880,000	2.625%, 9/16/2019[d]	880,326
	CBS Corporation
390,000	2.300%, 8/15/2019	385,341
	CC Holdings GS V, LLC
653,000	2.381%, 12/15/2017	658,790
	CCO Holdings, LLC
1,500,000	7.375%, 6/1/2020	1,590,000
	CenturyLink, Inc.
1,150,000	6.450%, 6/15/2021	1,233,375
	Columbus International, Inc.
1,175,000	7.375%, 3/30/2021[d]	1,222,000
	Comcast Corporation
418,000	4.650%, 7/15/2042	457,506
702,000	4.750%, 3/1/2044	782,303
	Cox Communications, Inc.
496,000	9.375%, 1/15/2019[d]	624,227
	Crown Castle Towers, LLC
480,000	4.174%, 8/15/2017[d]	502,292
	Digicel, Ltd.
650,000	6.000%, 4/15/2021[d]	607,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Communications Services (1.2%) - continued
	DIRECTV Holdings, LLC
$767,000	1.750%, 1/15/2018	$761,943
600,000	5.875%, 10/1/2019	686,299
381,000	4.450%, 4/1/2024	398,642
	Equinix, Inc.
970,000	5.750%, 1/1/2025	978,488
	FairPoint Communications, Inc.
970,000	8.750%, 8/15/2019[d]	974,850
	Frontier Communications Corporation
970,000	6.875%, 1/15/2025	970,000
	Hughes Satellite Systems Corporation
1,500,000	6.500%, 6/15/2019	1,608,750
	Intelsat Jackson Holdings SA
1,500,000	7.250%, 4/1/2019	1,565,625
	Level 3 Financing, Inc.
1,500,000	8.625%, 7/15/2020	1,618,125
	Nippon Telegraph & Telephone Corporation
504,000	1.400%, 7/18/2017	502,520
	Numericable-SFR
1,450,000	6.000%, 5/15/2022[d]	1,457,975
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[d]	616,885
	Sprint Communications, Inc.
1,412,019	9.000%, 11/15/2018[d]	1,606,030
	Telefonica Emisiones SAU
858,000	3.992%, 2/16/2016	882,446
858,000	3.192%, 4/27/2018	882,315
	Time Warner Cable, Inc.
1,300,000	8.250%, 4/1/2019	1,591,386
660,000	5.000%, 2/1/2020	727,310
	T-Mobile USA, Inc.
1,450,000	6.125%, 1/15/2022	1,471,750
	Unitymedia Hessen GmbH & Company KG
875,000	5.500%, 1/15/2023[d]	914,375
	Univision Communications, Inc.
1,500,000	6.875%, 5/15/2019[d]	1,561,875
	UPCB Finance V, Ltd.
1,500,000	7.250%, 11/15/2021[d]	1,640,625
	Verizon Communications, Inc.
590,000	1.013%, 6/17/2019[e]	593,055
302,000	2.625%, 2/21/2020[d]	298,547
1,405,000	3.000%, 11/1/2021	1,385,659
744,000	5.150%, 9/15/2023	821,549
996,000	6.400%, 9/15/2033	1,226,856
508,000	5.050%, 3/15/2034	541,896
282,000	6.550%, 9/15/2043	361,284
	Viacom, Inc.
508,000	2.500%, 9/1/2018	512,492
	Wind Acquisition Finance SA
570,000	4.750%, 7/15/2020[d]	532,950

	Total	45,395,483

Consumer Cyclical (0.7%)
	Chrysler Group, LLC
1,430,000	8.000%, 6/15/2019	1,503,288
	Cinemark USA, Inc.
1,500,000	4.875%, 6/1/2023	1,417,500
	Delphi Corporation
858,000	6.125%, 5/15/2021	935,220
	Ford Motor Company
515,000	7.450%, 7/16/2031	699,161
	Ford Motor Credit Company, LLC
1,125,000	1.684%, 9/8/2017	1,116,048
680,000	5.000%, 5/15/2018	738,853
1,050,000	2.597%, 11/4/2019	1,044,352
	General Motors Company
423,000	3.500%, 10/2/2018	431,460
992,000	6.250%, 10/2/2043	1,185,043
	General Motors Financial Company, Inc.
1,500,000	3.250%, 5/15/2018	1,501,875
	Hilton Worldwide Finance, LLC
1,450,000	5.625%, 10/15/2021	1,515,250
	Home Depot, Inc.
573,000	4.875%, 2/15/2044	665,990
	Hyundai Capital America
858,000	1.450%, 2/6/2017[d]	854,776
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[d]	1,578,750
	KB Home
729,000	4.750%, 5/15/2019	718,065
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,612,500
	Lennar Corporation
1,500,000	4.125%, 12/1/2018	1,485,000
	Macy’s Retail Holdings, Inc.
375,000	4.375%, 9/1/2023	402,837
820,000	3.625%, 6/1/2024	829,651
	Nissan Motor Acceptance Corporation
890,000	0.785%, 3/3/2017[d,e]	892,831
	Toll Brothers Finance Corporation
580,000	8.910%, 10/15/2017	672,800
462,000	4.000%, 12/31/2018	464,310
	TRW Automotive, Inc.
669,000	7.250%, 3/15/2017[d]	739,245
	Volkswagen Group of America Finance, LLC
780,000	0.672%, 11/20/2017[d,e]	778,867
	Walgreens Boots Alliance, Inc.
650,000	2.700%, 11/18/2019	653,307
	Wynn Las Vegas, LLC
1,500,000	5.375%, 3/15/2022[g]	1,522,500

	Total	25,959,479

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
1,325,000	2.000%, 11/6/2018	1,320,555
	Actavis Funding SCS
1,040,000	4.850%, 6/15/2044	1,055,325
	Altria Group, Inc.
595,000	9.700%, 11/10/2018	755,536
	Anheuser-Busch InBev Finance, Inc.
501,000	0.632%, 2/1/2019 [e]	498,387
	Bayer U.S. Finance, LLC
500,000	1.500%, 10/6/2017 [d]	500,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Consumer Non-Cyclical (1.1%) - continued
	Becton, Dickinson and Company
$635,000	2.675%, 12/15/2019	$643,351
	Boston Scientific Corporation
1,170,000	2.650%, 10/1/2018	1,171,377
	Bunge Limited Finance Corporation
762,000	8.500%, 6/15/2019	933,861
	CareFusion Corporation
744,000	6.375%, 8/1/2019	860,807
	Celgene Corporation
1,005,000	1.900%, 8/15/2017	1,008,542
282,000	2.300%, 8/15/2018	284,329
	CHS/Community Health Systems, Inc.
1,500,000	7.125%, 7/15/2020	1,599,375
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	309,837
	ConAgra Foods, Inc.
870,000	1.900%, 1/25/2018	864,204
	Coventry Health Care, Inc.
852,000	5.950%, 3/15/2017	931,854
	CVS Health Corporation
235,000	2.250%, 8/12/2019	234,018
508,000	6.125%, 9/15/2039	656,385
	Endo Finance LLC & Endo Finco, Inc.
1,500,000	7.000%, 7/15/2019[d]	1,565,625
	Forest Laboratories, Inc.
1,000,000	4.375%, 2/1/2019[d]	1,056,370
	Fresenius Medical Care US Finance II, Inc.
1,500,000	5.875%, 1/31/2022[d]	1,627,500
	Gilead Sciences, Inc.
780,000	4.500%, 2/1/2045	833,663
	Hawk Acquisition Sub, Inc.
1,502,019	4.250%, 10/15/2020	1,517,039
	HCA, Inc.
1,450,000	3.750%, 3/15/2019	1,451,812
	IMS Health, Inc.
859,000	6.000%, 11/1/2020[d]	884,770
	JBS Finance II, Ltd.
1,450,000	8.250%, 1/29/2018*	1,482,625
	Kroger Company
572,000	1.200%, 10/17/2016	570,752
	Lorillard Tobacco Company
604,000	2.300%, 8/21/2017[g]	607,856
635,000	8.125%, 6/23/2019	769,828
	Mattel, Inc.
590,000	1.700%, 3/15/2018	582,591
	Medco Health Solutions, Inc.
1,110,000	7.125%, 3/15/2018	1,281,558
	Medtronic, Inc.
1,170,000	4.375%, 3/15/2035[d]	1,241,202
	Mondelez International, Inc.
418,000	0.752%, 2/1/2019[e]	413,336
	Mylan, Inc.
626,000	7.875%, 7/15/2020[d]	666,812
	Pernod Ricard SA
600,000	2.950%, 1/15/2017[d]	613,888
508,000	5.750%, 4/7/2021[d]	583,528
	Perrigo Company, Ltd.
1,421,000	1.300%, 11/8/2016	1,414,777
	Safeway, Inc.
58,000	3.400%, 12/1/2016	58,922
	Spectrum Brands Escrow Corporation
1,500,000	6.375%, 11/15/2020	1,563,750
	Sysco Corporation
375,000	2.350%, 10/2/2019	377,042
250,000	4.350%, 10/2/2034	269,147
	Tenet Healthcare Corporation
1,450,000	8.125%, 4/1/2022	1,620,375
	Thermo Fisher Scientific, Inc.
762,000	2.400%, 2/1/2019	763,136
	Tyson Foods, Inc.
558,000	4.500%, 6/15/2022	604,139
	UnitedHealth Group, Inc.
230,000	2.875%, 12/15/2021	232,617
	Valeant Pharmaceuticals International
746,000	6.875%, 12/1/2018[d]	769,499
	Whirlpool Corporation
650,000	1.650%, 11/1/2017	647,843
	WM Wrigley Jr. Company
705,000	2.000%, 10/20/2017[d]	710,086

	Total	40,410,152

Energy (1.2%)
	Antero Resources Corporation
795,000	5.125%, 12/1/2022[d]	749,288
	Boardwalk Pipelines, Ltd.
888,000	5.875%, 11/15/2016	942,824
	Bonanza Creek Energy, Inc.
560,000	6.750%, 4/15/2021	492,800
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	833,255
	California Resources Corporation
795,000	6.000%, 11/15/2024[d]	671,775
	Calumet Specialty Products Partners, LP
1,460,000	6.500%, 4/15/2021[d]	1,299,400
	Canadian Natural Resources, Ltd.
910,000	1.750%, 1/15/2018	904,646
	Chaparral Energy, Inc.
795,000	7.625%, 11/15/2022	520,725
	Chesapeake Energy Corporation
480,000	4.875%, 4/15/2022[g]	466,800
	CNOOC Nexen Finance 2014 ULC
762,000	1.625%, 4/30/2017	758,279
	CNPC General Capital, Ltd.
496,000	1.450%, 4/16/2016[d]	494,894
496,000	2.750%, 4/19/2017[d]	501,749
	Concho Resources, Inc.
2,047,019	5.500%, 10/1/2022	2,067,489
	Continental Resources, Inc.
947,000	5.000%, 9/15/2022	916,222
	Crestwood Midstream Partners, LP
850,000	6.125%, 3/1/2022	811,750
	El Paso, LLC
630,000	7.800%, 8/1/2031	767,108
	Enbridge, Inc.
873,000	0.684%, 6/2/2017[e]	869,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Energy (1.2%) - continued
	Energy XXI Gulf Coast, Inc.
$795,000	7.500%, 12/15/2021[g]	$429,300
	Ensco plc
625,000	4.500%, 10/1/2024[g]	607,486
	Enterprise Products Operating, LLC
1,000,000	2.550%, 10/15/2019	989,932
	EQT Corporation
500,000	5.150%, 3/1/2018	534,130
754,000	8.125%, 6/1/2019	909,003
	Halcon Resources Corporation
795,000	8.875%, 5/15/2021[g]	598,237
	Hess Corporation
1,005,000	8.125%, 2/15/2019	1,195,741
	Hornbeck Offshore Services, Inc.
440,000	5.000%, 3/1/2021	360,800
	Jones Energy Holdings, LLC
790,000	6.750%, 4/1/2022[d]	600,400
	Kinder Morgan, Inc.
625,000	5.000%, 2/15/2021[d]	650,221
714,000	5.300%, 12/1/2034	724,750
	Laredo Petroleum, Inc.
795,000	5.625%, 1/15/2022	695,625
	Linn Energy, LLC
1,412,019	6.250%, 11/1/2019[g]	1,193,156
635,000	8.625%, 4/15/2020	552,450
	Marathon Petroleum Corporation
250,000	3.625%, 9/15/2024	245,001
500,000	4.750%, 9/15/2044	472,203
	MEG Energy Corporation
1,500,000	6.500%, 3/15/2021[d]	1,368,750
855,000	7.000%, 3/31/2024[d]	773,775
	Oasis Petroleum, Inc.
320,000	6.875%, 3/15/2022	291,200
	Offshore Group Investment, Ltd.
1,500,000	7.500%, 11/1/2019[g]	1,117,500
635,000	7.125%, 4/1/2023	450,850
	Pacific Drilling SA
635,000	5.375%, 6/1/2020[d]	517,525
	Petrobras Global Finance BV
1,200,000	2.000%, 5/20/2016	1,146,180
	Petroleos Mexicanos
460,000	2.378%, 4/15/2025	454,871
	Plains All American Pipeline, LP
905,000	3.600%, 11/1/2024	888,453
	Precision Drilling Corporation
635,000	5.250%, 11/15/2024[d]	520,700
	Range Resources Corporation
795,000	5.000%, 3/15/2023	795,000
	Regency Energy Partners, LP
1,450,000	5.000%, 10/1/2022	1,370,250
	Rosetta Resources, Inc.
610,000	5.875%, 6/1/2024	542,900
	Sabine Pass Liquefaction, LLC
1,450,000	5.750%, 5/15/2024	1,422,813
	Samson Investment Company
795,000	9.750%, 2/15/2020	329,428
	Sinopec Capital 2013, Ltd.
870,000	1.250%, 4/24/2016[d]	867,468
	Southwestern Energy Company
650,000	7.500%, 2/1/2018	732,243
	Suncor Energy, Inc.
576,000	6.100%, 6/1/2018	646,104
780,000	3.600%, 12/1/2024	770,760
	Transocean, Inc.
1,029,000	6.000%, 3/15/2018	989,752
	Weatherford International, Ltd.
744,000	9.625%, 3/1/2019	882,444
	Whiting Petroleum Corporation
635,000	5.750%, 3/15/2021	588,962
	Williams Companies, Inc.
446,000	3.700%, 1/15/2023	400,546

	Total	42,695,136

Financials (3.2%)
	Abbey National Treasury Services plc
825,000	0.665%, 9/29/2017[e]	822,945
564,000	3.050%, 8/23/2018	583,920
	ABN AMRO Bank NV
958,000	2.500%, 10/30/2018[d]	967,595
	Air Lease Corporation
625,000	2.125%, 1/15/2018	614,063
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	945,600
	American Express Credit Corporation
590,000	0.793%, 3/18/2019[e]	587,540
	American International Group, Inc.
315,000	2.300%, 7/16/2019	315,321
	ANZ New Zealand International, Ltd.
834,000	1.400%, 4/27/2017[d]	832,339
	Australia and New Zealand Banking Group, Ltd.
780,000	0.501%, 6/13/2017[d,e]	778,848
	Aviation Capital Group Corporation
564,000	3.875%, 9/27/2016[d]	578,200
	Banco Santander Chile
710,000	1.130%, 4/11/2017[d,e]	706,831
	Bank of America Corporation
750,000	1.700%, 8/25/2017	750,170
1,290,000	5.750%, 12/1/2017	1,425,317
1,425,000	1.317%, 3/22/2018[e]	1,435,411
1,334,000	5.650%, 5/1/2018	1,482,038
500,000	1.105%, 4/1/2019[e]	500,828
508,000	4.000%, 4/1/2024	528,942
552,000	5.875%, 2/7/2042	690,752
992,000	8.000%, 12/29/2049[i]	1,065,160
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
315,000	2.850%, 9/8/2021[d]	310,676
	Barclays Bank plc
770,000	10.179%, 6/12/2021[d]	1,033,794
	Barclays plc
780,000	2.750%, 11/8/2019	775,234
	BB&T Corporation
325,000	0.950%, 1/15/2020[e]	324,909
	BBVA Banco Continental SA
930,000	2.250%, 7/29/2016[d]	927,675
	Berkshire Hathaway Finance Corporation
660,000	1.600%, 5/15/2017	665,642
	BioMed Realty, LP
762,000	2.625%, 5/1/2019	761,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Financials (3.2%) - continued
	BNP Paribas SA
$1,031,000	2.375%, 9/14/2017	$1,048,634
	BPCE SA
500,000	1.082%, 2/10/2017[e,g]	503,312
1,056,000	1.625%, 2/10/2017	1,058,195
	Capital One Financial Corporation
1,149,000	6.150%, 9/1/2016	1,234,758
635,000	2.450%, 4/24/2019	633,545
	Citigroup, Inc.
571,000	6.000%, 8/15/2017	631,737
1,040,000	1.850%, 11/24/2017	1,038,805
415,000	1.003%, 4/8/2019[e]	416,557
970,000	8.500%, 5/22/2019	1,208,685
690,000	4.050%, 7/30/2022	713,915
1,040,000	3.750%, 6/16/2024	1,062,098
	CoBank ACB
395,000	0.841%, 6/15/2022*,e	374,233
	Compass Bank
875,000	1.850%, 9/29/2017	871,268
750,000	2.750%, 9/29/2019	750,767
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
650,000	3.950%, 11/9/2022	662,109
	Credit Agricole SA
485,000	1.031%, 4/15/2019[d,e]	488,718
900,000	6.625%, 9/29/2049[d,i]	872,325
	Credit Suisse AG
652,000	5.400%, 1/14/2020	729,123
	CyrusOne, LP
1,500,000	6.375%, 11/15/2022	1,601,250
	DDR Corporation
992,000	9.625%, 3/15/2016	1,088,975
	Denali Borrower, LLC
1,450,000	5.625%, 10/15/2020[d]	1,508,725
	Deutsche Bank AG
745,000	1.350%, 5/30/2017	738,723
	Discover Bank
635,000	8.700%, 11/18/2019	785,266
	Discover Financial Services
526,000	6.450%, 6/12/2017	581,170
	DnB Boligkreditt AS
1,024,000	1.450%, 3/21/2018[d]	1,019,481
	Duke Realty, LP
260,000	3.875%, 2/15/2021	270,044
780,000	4.375%, 6/15/2022	825,678
	Eksportfinans ASA
465,000	5.500%, 5/25/2016	485,855
	European Investment Bank
755,000	1.875%, 3/15/2019	762,603
705,000	2.125%, 10/15/2021	706,840
	Fifth Third Bancorp
755,000	5.450%, 1/15/2017	810,203
310,000	2.875%, 10/1/2021	309,969
	General Electric Capital Corporation
1,665,000	6.000%, 8/7/2019	1,936,683
1,170,000	1.241%, 3/15/2023[e]	1,186,470
1,040,000	6.750%, 3/15/2032	1,420,517
	Genworth Financial, Inc.
1,056,000	7.700%, 6/15/2020	1,053,331
	Goldman Sachs Group, Inc.
750,000	2.375%, 1/22/2018	757,574
1,170,000	1.433%, 4/30/2018[e]	1,183,728
430,000	1.332%, 11/15/2018[e]	434,214
740,000	7.500%, 2/15/2019	880,201
900,000	2.550%, 10/23/2019	896,713
950,000	5.375%, 3/15/2020	1,064,662
865,000	5.250%, 7/27/2021	976,293
	Hartford Financial Services Group, Inc.
715,000	4.000%, 10/15/2017	760,207
615,000	5.125%, 4/15/2022	691,314
	HBOS plc
744,000	6.750%, 5/21/2018[d]	829,185
	Health Care REIT, Inc.
930,000	4.700%, 9/15/2017	999,238
268,000	2.250%, 3/15/2018	269,677
	HSBC Bank plc
1,065,000	0.872%, 5/15/2018[d,e]	1,069,254
	HSBC Holdings plc
526,000	5.250%, 3/14/2044	589,202
1,250,000	5.625%, 12/29/2049[i]	1,254,375
	HSBC USA, Inc.
705,000	1.625%, 1/16/2018	702,285
	Huntington Bancshares, Inc.
282,000	2.600%, 8/2/2018	285,428
	Huntington National Bank
757,000	1.350%, 8/2/2016	757,403
	Icahn Enterprises, LP
1,100,000	6.000%, 8/1/2020	1,133,220
	ING Bank NV
762,000	4.125%, 11/21/2023	774,248
	ING Capital Funding Trust III
825,000	3.855%, 12/29/2049[e,i]	822,937
	International Lease Finance Corporation
1,093,000	2.191%, 6/15/2016[e]	1,091,634
	Intesa Sanpaolo SPA
762,000	3.125%, 1/15/2016	774,043
381,000	3.875%, 1/16/2018	396,680
705,000	3.875%, 1/15/2019	729,952
	J.P. Morgan Chase & Company
660,000	0.752%, 2/15/2017[e]	658,334
1,287,000	2.000%, 8/15/2017	1,299,239
475,000	1.800%, 1/25/2018	474,630
980,000	6.300%, 4/23/2019	1,138,343
310,000	3.200%, 1/25/2023	310,350
1,040,000	3.625%, 5/13/2024	1,064,547
480,000	3.875%, 9/10/2024	480,408
980,000	7.900%, 4/29/2049[i]	1,054,774
	Kookmin Bank
828,000	1.109%, 1/27/2017[d,e]	833,490
	Liberty Mutual Group, Inc.
252,000	4.950%, 5/1/2022[d]	272,631
300,000	6.500%, 5/1/2042[d]	366,850
	Liberty Property, LP
815,000	5.500%, 12/15/2016	875,054
	Lloyds Banking Group plc
744,000	5.920%, 9/29/2049[d,i]	738,420
	Macquarie Bank, Ltd.
750,000	5.000%, 2/22/2017[d]	799,953
	Merrill Lynch & Company, Inc.
1,750,000	6.050%, 5/16/2016	1,853,120
705,000	6.400%, 8/28/2017	785,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Financials (3.2%) - continued
	MetLife, Inc.
$625,000	1.903%, 12/15/2017	$626,424
	Mizuho Bank, Ltd.
762,000	1.850%, 3/21/2018[d]	757,856
	Morgan Stanley
680,000	6.250%, 8/28/2017	755,388
910,000	1.875%, 1/5/2018	906,669
1,455,000	6.625%, 4/1/2018	1,657,296
780,000	1.514%, 4/25/2018[e]	792,412
660,000	4.875%, 11/1/2022	700,971
889,000	4.100%, 5/22/2023	900,057
	Murray Street Investment Trust I
1,590,000	4.647%, 3/9/2017	1,678,081
	National City Corporation
776,000	6.875%, 5/15/2019	911,612
	PNC Bank NA
846,000	1.150%, 11/1/2016	847,129
	Pricoa Global Funding I
992,000	1.350%, 8/18/2017[d]	987,916
	Prologis, LP
950,000	7.375%, 10/30/2019	1,142,530
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	315,186
	RBS Capital Trust III
245,000	2.095%, 9/29/2049[e,i]	243,652
	Realty Income Corporation
265,000	2.000%, 1/31/2018	265,488
	Regions Bank
1,320,000	7.500%, 5/15/2018	1,532,381
	Reinsurance Group of America, Inc.
400,000	5.625%, 3/15/2017	432,557
792,000	5.000%, 6/1/2021	872,290
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[d]	396,822
	Royal Bank of Canada
889,000	2.200%, 7/27/2018	898,868
	Royal Bank of Scotland Group plc
500,000	1.197%, 3/31/2017[e]	501,545
1,720,000	5.125%, 5/28/2024	1,749,569
	Simon Property Group, LP
580,000	10.350%, 4/1/2019	758,633
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[d]	618,985
	SLM Corporation
465,000	3.875%, 9/10/2015	468,487
	SpareBank 1 Boligkreditt AS
1,024,000	1.250%, 5/2/2018[d]	1,008,519
	Sumitomo Mitsui Banking Corporation
1,390,000	1.300%, 1/10/2017	1,387,366
	Suncorp-Metway, Ltd.
1,474,000	0.955%, 3/28/2017[d,e]	1,476,192
	Svenska Handelsbanken AB
707,000	1.625%, 3/21/2018	705,904
715,000	0.733%, 6/17/2019[e]	715,590
	Swedbank Hypotek AB
1,024,000	1.375%, 3/28/2018[d]	1,014,015
	Swiss RE Capital 1, LP
725,000	6.854%, 5/29/2049[d,i]	759,437
	Synchrony Financial
330,000	3.000%, 8/15/2019	333,611
480,000	3.750%, 8/15/2021	490,315
	Toronto-Dominion Bank
400,000	0.792%, 11/5/2019[e]	400,750
	UBS AG/Stamford, Connecticut
308,000	5.875%, 12/20/2017	343,910
	Voya Financial, Inc.
948,000	2.900%, 2/15/2018	970,518
	WEA Finance, LLC
825,000	1.750%, 9/15/2017[d]	820,560
	Wells Fargo & Company
750,000	1.400%, 9/8/2017	749,391

	Total	117,825,827

Foreign Government (<0.1%)
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[d]	725,259

	Total	725,259

Mortgage-Backed Securities (11.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
23,800,000	3.000%, 1/1/2030[c]	24,702,358
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
30,600,000	4.000%, 1/1/2045[c]	32,617,688
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
41,800,000	3.500%, 1/1/2030[c]	44,157,779
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,474,648	2.073%, 1/1/2043[e]	4,638,185
7,614,590	2.058%, 3/1/2043[e]	7,898,317
7,151,265	1.739%, 7/1/2043[e]	7,283,843
99,050,000	3.500%, 1/1/2045[c]	103,251,899
102,050,000	4.000%, 1/1/2045[c]	108,913,261
93,496,000	4.500%, 1/1/2045[c]	101,486,991

	Total	434,950,321

Technology (0.4%)
	Alibaba Group Holding, Ltd.
1,050,000	2.500%, 11/28/2019[d]	1,035,843
	Amphenol Corporation
318,000	2.550%, 1/30/2019	320,211
	Apple, Inc.
745,000	0.532%, 5/6/2019[e]	745,303
	Baidu, Inc.
700,000	2.750%, 6/9/2019	696,922
	EMC Corporation
1,050,000	1.875%, 6/1/2018	1,046,431
	Fidelity National Information Services, Inc.
868,000	1.450%, 6/5/2017	863,138
	First Data Corporation
1,500,000	7.375%, 6/15/2019[d,g]	1,578,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Technology (0.4%) - continued
	Freescale Semiconductor, Inc.
$1,450,000	6.000%, 1/15/2022[d]	$1,515,250
	Hewlett-Packard Company
858,000	5.400%, 3/1/2017	926,214
	Iron Mountain, Inc.
1,410,000	6.000%, 8/15/2023	1,466,400
	Micron Semiconductor Asia Pte, Ltd.
337,500	1.258%, 1/15/2019	336,954
	Samsung Electronics America, Inc.
590,000	1.750%, 4/10/2017[d]	591,788
	Tyco Electronics Group SA
994,000	6.550%, 10/1/2017	1,118,875
	Xerox Corporation
510,000	7.200%, 4/1/2016	546,097
	Xilinx, Inc.
400,000	2.125%, 3/15/2019	397,430

	Total	13,185,606

Transportation (0.2%)
	American Airlines Pass Through Trust
707,976	4.950%, 1/15/2023	755,765
	Avis Budget Car Rental, LLC
865,000	5.125%, 6/1/2022[d]	873,650
	Canadian Pacific Railway Company
400,000	7.125%, 10/15/2031	550,124
472,000	5.750%, 3/15/2033	574,176
	Continental Airlines, Inc.
676,106	4.150%, 4/11/2024	694,279
	CSX Corporation
494,000	3.700%, 11/1/2023	517,906
	Delta Air Lines, Inc.
885,000	6.750%, 5/23/2017	922,613
386,614	4.950%, 5/23/2019	413,677
112,428	4.750%, 5/7/2020	119,601
	ERAC USA Finance, LLC
530,000	1.400%, 4/15/2016[d]	531,244
284,000	2.800%, 11/1/2018[d]	290,089
	Hornbeck Offshore Services, Inc.
160,000	5.875%, 4/1/2020	141,600
	Korea Expressway Corporation
762,000	1.625%, 4/28/2017[d]	757,740
	Southwest Airlines Company
845,000	2.750%, 11/6/2019	848,888
	Virgin Australia Holdings, Ltd.
317,730	5.000%, 10/23/2023[d]	325,673

	Total	8,317,025

U.S. Government and Agencies (8.7%)
	Federal Home Loan Bank
1,355,000	0.875%, 5/24/2017	1,352,503
	Federal National Mortgage Association
870,000	0.875%, 5/21/2018	855,534
1,330,000	2.625%, 9/6/2024	1,346,919
205,000	6.250%, 5/15/2029	285,617
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	254,613
	U.S. Treasury Bonds
1,075,000	4.375%, 5/15/2040	1,413,205
	U.S. Treasury Bonds, TIPS
2,026,740	0.125%, 4/15/2019	2,004,413
50,389	2.375%, 1/15/2025	59,160
32,958	2.125%, 2/15/2040	42,722
446,616	0.750%, 2/15/2042	433,950
	U.S. Treasury Notes
23,200,000	0.625%, 10/15/2016	23,207,238
28,170,000	0.875%, 11/15/2017	28,035,742
40,910,000	1.500%, 10/31/2019	40,660,694
58,625,000	1.875%, 6/30/2020	59,018,901
10,060,000	1.625%, 8/15/2022	9,784,919
48,300,000	2.250%, 11/15/2024	48,624,528
56,100,000	3.625%, 2/15/2044	66,018,312
	U.S. Treasury Notes, TIPS
28,556,716	0.125%, 4/15/2018	28,449,628
283,262	0.125%, 1/15/2022	275,517
7,303,912	0.125%, 1/15/2023	7,062,540

	Total	319,186,655

Utilities (0.8%)
	AES Corporation
1,500,000	7.375%, 7/1/2021	1,695,000
	American Electric Power Company, Inc.
536,000	1.650%, 12/15/2017	536,138
	Atlas Pipeline Partners, LP
1,500,000	4.750%, 11/15/2021	1,425,000
	Berkshire Hathaway Energy Company
390,000	2.400%, 2/1/2020[d]	388,302
	Calpine Corporation
1,450,000	5.375%, 1/15/2023	1,464,500
	Commonwealth Edison Company
375,000	6.950%, 7/15/2018	433,455
	Dayton Power and Light Company
564,000	1.875%, 9/15/2016	570,231
	DCP Midstream Operating, LP
762,000	2.500%, 12/1/2017	761,124
	Dominion Gas Holdings, LLC
310,000	2.500%, 12/15/2019	310,769
	DTE Energy Company
1,195,000	2.400%, 12/1/2019	1,195,197
	Duke Energy Corporation
635,000	0.613%, 4/3/2017[e]	635,849
900,000	2.100%, 6/15/2018	908,221
	Dynegy Finance 1, Inc./ Dynegy Finance II, Inc.
940,000	6.750%, 11/1/2019[d]	956,450
	EDP Finance BV
780,000	4.125%, 1/15/2020[d]	784,368
	Enel Finance International NV
450,000	6.250%, 9/15/2017[d]	499,472
	Energy Transfer Partners, LP
290,000	9.700%, 3/15/2019	363,984
979,000	4.650%, 6/1/2021	1,023,385
	Enterprise Products Operating, LLC
792,000	5.100%, 2/15/2045	851,551
390,000	7.034%, 1/15/2068	427,781
	Exelon Generation Company, LLC
870,000	5.200%, 10/1/2019	961,367
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	295,936

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Utilities (0.8%) - continued
	MarkWest Energy Partners, LP
$1,445,000	4.875%, 12/1/2024[g]	$1,412,487
	MidAmerican Energy Holdings Company
515,000	1.100%, 5/15/2017	509,743
617,000	5.750%, 4/1/2018	691,439
560,000	6.500%, 9/15/2037	732,924
	NiSource Finance Corporation
850,000	6.800%, 1/15/2019	997,901
	Northeast Utilities
435,000	1.450%, 5/1/2018	428,395
	Northern States Power Company
1,240,000	4.125%, 5/15/2044	1,311,894
	NRG Energy, Inc.
1,500,000	6.625%, 3/15/2023	1,560,000
	Pacific Gas & Electric Company
1,015,000	5.625%, 11/30/2017	1,128,135
	PG&E Corporation
375,000	2.400%, 3/1/2019	375,568
	PPL Capital Funding, Inc.
1,260,000	1.900%, 6/1/2018	1,257,859
372,000	3.500%, 12/1/2022	376,772
	Sempra Energy
1,285,000	6.150%, 6/15/2018	1,456,298
	Southern Company
625,000	1.300%, 8/15/2017	622,434
	TransAlta Corporation
825,000	1.900%, 6/3/2017	821,506
	Williams Companies, Inc.
496,000	7.875%, 9/1/2021	572,966
	Williams Partners, LP
255,000	7.250%, 2/1/2017	281,066

	Total	31,025,467

	Total Long-Term Fixed Income (cost $1,260,829,622)	1,275,278,769

Shares	Affiliated Mutual Funds (33.3%)
Equity Mutual Funds (13.2%)
1,342,036	Thrivent Partner Small Cap Value Portfolio	37,953,593
1,641,909	Thrivent Small Cap Stock Portfolio	30,163,511
2,622,430	Thrivent Partner Mid Cap Value Portfolio	47,562,494
3,088,876	Thrivent Mid Cap Stock Portfolio	58,243,532
16,163,017	Thrivent Partner Worldwide Allocation Portfolio	150,325,753
7,807,552	Thrivent Large Cap Value Portfolio	131,067,726
2,334,504	Thrivent Large Cap Stock Portfolio	28,780,001

	Total	484,096,610

Fixed Income Mutual Funds (20.1%)
19,692,510	Thrivent High Yield Portfolio	95,969,477
23,568,312	Thrivent Income Portfolio	247,493,205
40,471,873	Thrivent Limited Maturity Bond Portfolio	397,227,386

	Total	740,690,068

	Total Affiliated Mutual Funds (cost $1,105,869,035)	L,224,786,678

Shares	Common Stock (18.4%)
Consumer Discretionary (2.1%)
8,050	Aaron’s, Inc.	246,089
18,456	Amazon.com, Inc.[j]	5,727,820
7,400	Apollo Group, Inc.[j]	252,414
9,400	AutoZone, Inc.[j]	5,819,634
24,800	Barnes & Noble, Inc.[j]	575,856
13,300	Best Buy Company, Inc.	518,434
2,500	Big Lots, Inc.	100,050
3,300	BorgWarner, Inc.	181,335
2,250	Brinker International, Inc.	132,053
5,550	Carnival Corporation	251,581
10,700	Cato Corporation	451,326
69,650	CBS Corporation	3,854,431
14,050	Cheesecake Factory, Inc.	706,855
4,300	Coach, Inc.	161,508
4,550	Coinstar, Inc.[j]	342,251
151,013	Comcast Corporation	8,760,264
63,719	Delphi Automotive plc	4,633,646
3,300	DeVry Education Group, Inc.	156,651
8,450	DISH Network Corporation[j]	615,921
16,150	Dollar Tree, Inc.[j]	1,136,637
42,400	Ford Motor Company	657,200
3,650	G-lll Apparel Group, Ltd.[j]	368,687
4,725	Harman International Industries, Inc.	504,205
20,800	Hilton Worldwide Holdings, Inc.[j]	542,672
48,500	Home Depot, Inc.	5,091,045
17,240	Houghton Mifflin Harcourt Company[j]	357,040
8,750	Kirkland’s, Inc.[j]	206,850
44,250	Kohl’s Corporation	2,701,020
68,776	Las Vegas Sands Corporation	4,000,012
12,000	Liberty Interactive Corporation[j]	353,040
1,733	Liberty Ventures[j]	65,369
105,730	Lowe’s Companies, Inc.	7,274,224
19,150	Macy’s, Inc.	1,259,112
1,700	Marriott Vacations Worldwide Corporation	126,718
19,277	MDC Partners, Inc.	437,973
10,000	Nautilus, Inc.[j]	151,800
48,500	NIKE, Inc.	4,663,275
21,000	NutriSystem, Inc.	410,550
5,750	Omnicom Group, Inc.	445,452
13,600	Orbitz Worldwide, Inc.[j]	111,928
4,850	Oxford Industries, Inc.	267,768
4,770	Papa John’s International, Inc.	266,166
2,500	Royal Caribbean Cruises, Ltd.	206,075
17,050	Ruby Tuesday, Inc.[j]	116,622
11,550	Scientific Games Corporation[g,j]	147,032
4,750	Scripps Networks Interactive, Inc.	357,533
16,700	Select Comfort Corporation[j]	451,401
62,300	Starbucks Corporation	5,111,715
25,240	Time Warner Cable, Inc.	3,837,994
10,050	Toll Brothers, Inc.[j]	344,413
5,000	Tower International, Inc.[j]	127,750
24,448	Tuesday Morning Corporation[j]	530,522
5,400	Ulta Salon Cosmetics & Fragrance, Inc.[j]	690,336
10,500	Wyndham Worldwide Corporation	900,480

	Total	77,708,735

Consumer Staples (0.7%)
24,300	Anheuser-Busch InBev NVADR	2,729,376
6,450	Archer-Daniels-Midland Company	335,400
16,400	Avon Products, Inc.	153,996
2,250	Coca-Cola Enterprises, Inc.	99,495
93,020	CVS Health Corporation	8,958,756
3,750	Ingredion, Inc.	318,150
2,800	Keurig Green Mountain, Inc.	370,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (18.4%)	Value
Consumer Staples (0.7%) - continued
17,950	Kimberly-Clark Corporation	$2,073,943
2,700	Kroger Company	173,367
3,300	Molson Coors Brewing Company	245,916
87,739	Mondelez International, Inc.	3,187,119
20,158	Philip Morris International, Inc.	1,641,869
3,550	Pilgrim’s Pride Corporation[g,j]	116,405
15,400	Pinnacle Foods, Inc.	543,620
77,050	Rite Aid Corporation[j]	579,416
6,250	TreeHouse Foods, Inc.[j]	534,563
11,700	Tyson Foods, Inc.	469,053
43,850	Wal-Mart Stores, Inc.	3,765,838
19,460	WhiteWave Foods Company[j]	680,905
8,400	Whole Foods Market, Inc.	423,528

	Total	27,401,421

Energy (3.4%)
1,420	Atwood Oceanics, Inc.[j]	40,285
37,300	Cabot Oil & Gas Corporation	1,104,453
199,385	Cameron International Corporation[j]	9,959,281
130,000	Canadian Natural Resources, Ltd.	4,014,400
5,650	Chesapeake Energy Corporation	110,571
69,850	Chevron Corporation	7,835,773
720	Cimarex Energy Company	76,320
498,502	Cobalt International Energy, Inc.[j]	4,431,683
12,550	Comstock Resources, Inc.[g]	85,466
27,380	Concho Resources, Inc.[j]	2,731,155
2,200	ConocoPhillips	151,932
4,170	Denbury Resources, Inc.	33,902
500	Energen Corporation	31,880
1,000	Ensco plc	29,950
155,032	EOG Resources, Inc.	14,273,796
102,309	EQT Corporation	7,744,791
2,400	Exterran Holdings, Inc.	78,192
32,800	Exxon Mobil Corporation	3,032,360
4,600	Green Plains, Inc.	113,988
2,600	Gulfmark Offshore, Inc.	63,492
575	Gulfport Energy Corporation[j]	24,001
53,600	Halliburton Company	2,108,088
2,450	Helix Energy Solutions Group, Inc.[j]	53,165
1,000	Helmerich & Payne, Inc.	67,420
1,585	HollyFrontier Corporation	59,406
10,800	Kosmos Energy, Ltd.[j]	90,612
245,963	Marathon Oil Corporation	6,958,293
72,750	Marathon Petroleum Corporation	6,566,415
7,710	Market Vectors Oil Service ETF	276,943
38,600	Nabors Industries, Ltd.	501,028
850	National Oilwell Varco, Inc.	55,700
1,400	Newfield Exploration Company[j]	37,968
1,650	Noble Corporation	27,340
1,100	Noble Energy, Inc.	52,173
140,590	Oasis Petroleum, Inc.[j]	2,325,359
1,090	Oceaneering International, Inc.	64,103
930	Oil States International, Inc.[j]	45,477
4,450	Patterson-UTI Energy, Inc.	73,825
311,250	Petroleo Brasileiro SA ADR	2,272,125
355	Pioneer Natural Resources Company	52,842
3,100	QEP Resources, Inc.	62,682
6,060	Rex Energy Corporation[j]	30,906
4,230	Rosetta Resources, Inc.[j]	94,371
188,550	Rowan Companies plc	4,396,986
186,850	Schlumberger, Ltd.	15,958,858
6,200	Seadrill, Ltd.	74,028
810	SM Energy Company	31,250
156,050	Southwestern Energy Company[j]	4,258,605
135,750	Suncor Energy, Inc. ADR	4,314,135
9,830	Superior Energy Services, Inc.	198,075
201,600	Total SA ADR[g]	10,321,920
24,115	Trinidad Drilling, Ltd.	107,934
1,800	U.S. Silica Holdings, Inc.	46,242
647,161	Weatherford International, Ltd.[j]	7,409,993
4,050	Whiting Petroleum Corporation[j]	133,650
5,000	WPX Energy, Inc.[j]	58,150

	Total	125,153,738

Financials (4.3%)
19,050	ACE, Ltd.	2,188,464
1,963	Affiliated Managers Group, Inc.[j]	416,627
9,150	Allied World Assurance Company Holdings AG	346,968
35,630	Allstate Corporation	2,503,007
3,550	American Assets Trust, Inc.	141,326
6,450	American Express Company	600,108
3,350	American Financial Group, Inc.	203,412
19,550	American International Group, Inc.	1,094,995
11,550	AmTrust Financial Services, Inc.[g]	649,687
2,994	Argo Group International Holdings, Ltd.	166,077
3,000	Assurant, Inc.	205,290
7,540	Assured Guaranty, Ltd.	195,965
375,850	Bank of America Corporation	6,723,956
4,450	Banner Corporation	191,439
11,970	BBCN Bancorp, Inc.	172,129
21,800	Berkshire Hathaway, Inc.[j]	3,273,270
60,000	Blackstone Group, LP	2,029,800
8,150	Boston Private Financial Holdings, Inc.	109,780
9,950	Brixmor Property Group, Inc.	247,158
3,300	Camden Property Trust	243,672
42,800	Capital One Financial Corporation	3,533,140
9,600	CBL & Associates Properties, Inc.	186,432
3,300	CBRE Group, Inc.[j]	113,025
175,398	Citigroup, Inc.	9,490,786
3,062	CNA Financial Corporation	118,530
25,850	CNO Financial Group, Inc.	445,137
69,050	Comerica, Inc.	3,234,302
5,850	Corporate Office Properties Trust	165,964
18,600	Crown Castle International Corporation	1,463,820
5,750	DDR Corporation	105,570
45,005	Deutsche Bank AG	1,351,050
3,600	Digital Realty Trust, Inc.	238,680
8,650	Discover Financial Services	566,488
15,550	Duke Realty Corporation	314,110
3,840	Education Realty Trust, Inc.	140,506
2,170	Extra Space Storage, Inc.	127,249
7,750	FBR & Company[j]	190,573
19,600	First Horizon National Corporation	266,168
22,700	First Niagara Financial Group, Inc.	191,361
10,700	First Republic Bank	557,684
13,600	Fulton Financial Corporation	168,096
4,350	General Growth Properties, Inc.	122,365
6,600	Government Properties Income Trust	151,866
7,850	Green Dot Corporation[j]	160,847
6,200	Hancock Holding Company	190,340
16,070	Hanmi Financial Corporation	350,487
3,000	Hanover Insurance Group, Inc.	213,960
10,828	HCC Insurance Holdings, Inc.	579,515
18,948	Host Hotels & Resorts, Inc.	450,394
148,700	Huntington Bancshares, Inc.	1,564,324
9,100	Intercontinental Exchange, Inc.	1,995,539
101,650	Invesco, Ltd.	4,017,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (18.4%)	Value
Financials (4.3%) - continued
72,000	iShares Barclays 1-3 Year Credit Bond Fund	$7,572,960
152,800	iShares iBoxx $ High Yield Corporate Bond ETF	13,690,880
105,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	12,573,873
178,900	iShares Intermediate Credit Bond ETF	19,559,137
13,860	iShares Russell 2000 Index Fund	1,658,626
50,114	J.P. Morgan Chase & Company	3,136,134
24,850	KeyCorp	345,415
9,488	Lazard, Ltd.	474,685
3,050	M&T Bank Corporation	383,141
47,050	MasterCard, Inc.	4,053,828
13,350	MBIA, Inc.[j]	127,359
98,670	MetLife, Inc.	5,337,060
1,900	Mid-America Apartment Communities, Inc.	141,892
134,010	Morgan Stanley	5,199,588
12,550	NASDAQ OMX Group, Inc.	601,898
6,850	Northern Trust Corporation	461,690
5,760	PacWest Bancorp	261,850
5,980	Parkway Properties, Inc.	109,972
7,060	Pebblebrook Hotel Trust	322,148
43,600	Progressive Corporation	1,176,764
12,300	Prudential Financial, Inc.	1,112,658
4,550	RLJ Lodging Trust	152,562
1,300	Sovran Self Storage, Inc.	113,386
135,750	SPDR Euro Stoxx 50 ETF	5,003,745
41,937	SPDR S&P 500 ETF Trust	8,618,053
34,449	Summit Hotel Properties, Inc.	428,546
7,300	Sunstone Hotel Investors, Inc.	120,523
14,670	SVB Financial Group[j]	1,702,747
18,590	Synovus Financial Corporation	503,603
12,852	Terreno Realty Corporation	265,137
2,080	Texas Capital Bancshares, Inc.[j]	113,006
28,150	Unum Group	981,872
16,900	Visa, Inc.	4,431,180
6,800	W.R. Berkley Corporation	348,568
7,700	Wells Fargo & Company	422,114
9,140	Western Alliance Bancorp[j]	254,092
3,800	Weyerhaeuser Company	136,382
16,100	Zions Bancorporation	459,011

	Total	156,824,731

Health Care (2.2%)
2,050	Abaxis, Inc.	116,502
4,400	Abbott Laboratories	198,088
3,350	Acceleron Pharma, Inc.[j]	130,516
12,370	Acorda Therapeutics, Inc.[j]	505,562
24,550	Actavis plc[j]	6,319,416
21,150	Aetna, Inc.	1,878,754
32,350	Affymetrix, Inc.[g],j	319,294
5,150	Akorn, Inc.[j]	186,430
3,540	Align Technology, Inc.[j]	197,921
19,450	Allscripts Healthcare Solutions, Inc.[j]	248,377
30,650	Amgen, Inc.	4,882,238
26,254	AMN Healthcare Services, Inc.[j]	514,578
2,750	AmSurg Corporation[j]	150,508
6,350	Anthem, Inc.	798,005
57,780	Baxter International, Inc.	4,234,696
1,200	Biogen Idee, Inc.[j]	407,340
109,000	Boston Scientific Corporation[j]	1,444,250
14,250	Bruker Corporation[j]	279,585
2,822	C.R. Bard, Inc.	470,202
31,600	Cambrex Corporation[j]	683,192
10,650	Centene Corporation[j]	1,106,003
97,000	Cerner Corporation[j]	6,272,020
2,850	Charles River Laboratories International, Inc.[j]	181,374
40,250	Covidien plc	4,116,770
1,800	Edwards Lifesciences Corporation[j]	229,284
6,700	Endo International plc[j]	483,204
12,870	ExamWorks Group, Inc.[j]	535,263
27,200	Express Scripts Holding Company[j]	2,303,024
83,200	Gilead Sciences, Inc.[j]	7,842,432
2,100	Greatbatch, Inc.[j]	103,530
7,250	HCA Holdings, Inc.[j]	532,078
13,800	Hologic, Inc.[j]	369,012
3,050	Illumina, Inc.[j]	562,969
65,676	Johnson & Johnson	6,867,739
2,600	Mallinckrodt, LLC[j]	257,478
4,300	McKesson Corporation	892,594
122,220	Merck & Company, Inc.	6,940,874
7,920	Neurocrine Biosciences, Inc.[j]	176,933
23,700	Novavax, Inc.[j]	140,541
8,833	NuVasive, Inc.[j]	416,564
13,350	PAREXEL International Corporation[j]	741,726
99,350	Pfizer, Inc.	3,094,752
4,800	PharMerica Corporation[j]	99,408
2,750	Providence Service Corporation[j]	100,210
4,250	Qiagen NVj	99,705
2,900	Quintiles Transnational Holdings, Inc.[j]	170,723
14,600	Spectrum Pharmaceuticals, Inc.g,[j]	101,178
3,350	St. Jude Medical, Inc.	217,850
4,430	Teleflex, Inc.	508,653
950	Thermo Fisher Scientific, Inc.	119,025
51,408	UnitedHealth Group, Inc.	5,196,835
4,400	Universal Health Services, Inc.	489,544
49,650	Vertex Pharmaceuticals, Inc.[j]	5,898,420
3,000	Waters Corporation[j]	338,160

	Total	81,471,329

Industrials (1.6%)
3,800	AAR Corporation	105,564
16,200	ADT Corporation[g]	586,926
16,300	Allison Transmission Holdings, Inc.	552,570
5,330	Apogee Enterprises, Inc.	225,832
4,650	Argan, Inc.	156,426
17,300	Boeing Company	2,248,654
5,749	Briggs & Stratton Corporation	117,395
6,300	Caterpillar, Inc.	576,639
7,500	CLARCOR, Inc.	499,800
14,800	Con-way, Inc.	727,864
121,000	CSX Corporation	4,383,830
4,960	Curtiss-Wright Corporation	350,126
151,450	Delta Air Lines, Inc.	7,449,825
12,510	EMCOR Group, Inc.	556,570
3,950	Esterline Technologies Corporation[j]	433,236
13,100	Federal Signal Corporation	202,264
21,500	Flowserve Corporation	1,286,345
82,500	Fluor Corporation	5,001,975
8,533	Granite Construction, Inc.	324,425
11,360	HNI Corporation	580,042
34,761	Honeywell International, Inc.	3,473,319
4,350	Huntington Ingalls Industries, Inc.	489,201
98,400	Ingersoll-Rand plc	6,237,576
10,400	Insperity, Inc.	352,456
14,083	Interface, Inc.	231,947
48,750	Jacobs Engineering Group, Inc.[j]	2,178,637
2,200	Kansas City Southern	268,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (18.4%)	Value
Industrials (1.6%) - continued
16,150	KAR Auction Services, Inc.	$559,598
17,790	Korn/Ferry International[j]	511,640
8,740	Landstar System, Inc.	633,912
3,450	Manpower, Inc.	235,186
7,900	Meritor, Inc.[j]	119,685
7,450	Mistras Group, Inc.[j]	136,559
17,000	Mueller Water Products, Inc.	174,080
2,150	Old Dominion Freight Line, Inc.[j]	166,926
12,417	Oshkosh Corporation	604,087
3,702	Parker Hannifin Corporation	477,373
47,240	Pentair, Ltd.	3,137,681
15,210	Progressive Waste Solutions, Ltd.	457,517
1,080	Proto Labs, Inc.[j]	72,533
19,850	Quanta Services, Inc.[j]	563,541
10,450	Ritchie Brothers Auctioneers, Inc.	281,000
71,300	Southwest Airlines Company	3,017,416
3,000	Spirit Aerosystems Holdings, Inc.[j]	129,120
7,250	Spirit Airlines, Inc.[j]	547,955
5,380	Tennant Company	388,275
56,000	Union Pacific Corporation	6,671,280
10,100	United Continental Holdings, Inc.[j]	675,589
2,250	United Technologies Corporation	258,750
3,050	WABCO Holdings, Inc.[j]	319,579

	Total	59,737,192

Information Technology (3.0%)
18,200	Akamai Technologies, Inc.[j]	1,145,872
18,331	Alibaba Group Holding, Ltd. ADR[j]	1,905,324
3,000	Alliance Data Systems Corporation[j]	858,150
4,950	Amdocs, Ltd.	230,942
114,934	Apple, Inc.	12,686,415
32,055	Applied Materials, Inc.	798,811
13,000	Aspen Technology, Inc.[j]	455,260
61,480	Atmel Corporation[j]	516,125
5,900	AVG Technologies NVj	116,466
4,750	Booz Allen Hamilton Holding Corporation	126,018
30,600	Broadcom Corporation	1,325,898
12,120	Broadridge Financial Solutions, Inc.	559,702
52,450	Brocade Communications Systems, Inc.	621,008
10,100	CDW Corporation	355,217
5,500	Cirrus Logic, Inc.[j]	129,635
305,610	Cisco Systems, Inc.	8,500,542
7,650	Citrix Systems, Inc.[j]	488,070
11,900	Computer Sciences Corporation	750,295
78,350	Corning, Inc.	1,796,565
5,750	Diodes, Inc.[j]	158,527
6,380	DST Systems, Inc.	600,677
5,800	eBay, Inc.[j]	325,496
13,000	Electronic Arts, Inc.[j]	611,195
301,300	EMC Corporation	8,960,662
16,235	EVERTEC, Inc.	359,281
87,050	Facebook, Inc.[j]	6,791,641
16,150	Fairchild Semiconductor International, Inc.[j]	272,612
3,380	FEI Company	305,383
8,369	Google, Inc.[j]	4,405,442
9,519	Google, Inc., Class Aj	5,051,353
5,850	Guidewire Software, Inc.[j]	296,185
8,200	IAC InterActiveCorp	498,478
2,900	iGATE Corporation[j]	114,492
2,750	International Business Machines Corporation	441,210
30,557	Juniper Networks, Inc.	682,032
14,350	Linkedln Corporation[j]	3,296,338
7,300	Liquidity Services, Inc.[j]	59,641
32,050	Marvell Technology Group, Ltd.	464,725
8,500	Maxim Integrated Products, Inc.	270,895
29,380	Microsoft Corporation	1,364,701
184,687	NetApp, Inc.	7,655,276
6,072	Newport Corporation[j]	116,036
39,256	NVIDIA Corporation	787,083
116,300	Oracle Corporation	5,230,011
8,977	Plantronics, Inc.	475,961
8,600	Polycom, Inc.[j]	116,100
75,727	QUALCOMM, Inc.	5,628,788
1,500	Rackspace Hosting, Inc.[j]	70,215
7,550	Red Hat, Inc.[j]	522,007
81,800	Salesforce.com, Inc.[j]	4,851,558
10,950	Sanmina Corporation[j]	257,653
46,319	Sonus Networks, Inc.[j]	183,886
13,600	Symantec Corporation	348,908
5,500	Take-Two Interactive Software, Inc.[j]	154,165
66,500	Teradata Corporation[j]	2,904,720
19,253	Teradyne, Inc.	381,017
67,880	Texas Instruments, Inc.	3,629,204
4,908	Textura Corporation[g],[j]	139,731
14,900	Total System Services, Inc.	506,004
14,240	Ubiquiti Networks, Inc.[g]	422,074
4,650	Unisys Corporation[j]	137,082
11,400	Vantiv, Inc.[j]	386,688
11,429	Virtusa Corporation[j]	476,246
43,750	VMware, Inc.[j]	3,610,250
4,300	WebMD Health Corporation[j]	170,065
66,200	Xerox Corporation	917,532

	Total	108,775,541

Materials (0.7%)
11,500	Agnico Eagle Mines, Ltd.[g]	286,235
70,050	Alcoa, Inc.	1,106,089
8,050	Avery Dennison Corporation	417,634
11,200	Ball Corporation	763,504
68,450	Barrick Gold Corporation	735,837
30,400	Celanese Corporation	1,822,784
4,900	Chemtura Corporation[j]	121,177
2,300	Clearwater Paper Corporation[j]	157,665
1,450	Compass Minerals International, Inc.	125,904
17,150	Crown Holdings, Inc.[j]	872,935
45,610	Dow Chemical Company	2,080,272
6,790	Eagle Materials, Inc.	516,244
4,900	Eastman Chemical Company	371,714
39,200	Eldorado Gold Corporation	238,336
10,450	Ferro Corporation[j]	135,432
8,900	Franco-Nevada Corporation	437,791
70,050	Freeport-McMoRan, Inc.	1,636,368
47,650	Goldcorp, Inc.	882,478
20,250	Graphic Packaging Holding Company[j]	275,805
15,110	Horsehead Holding Corporation[j]	239,191
2,700	Innophos Holdings, Inc.	157,815
34,300	International Paper Company	1,837,794
64,600	Kinross Gold Corporation[j]	182,172
1,450	LyondellBasell Industries NV	115,116
3,450	Martin Marietta Materials, Inc.[g]	380,604
9,470	Materials Select Sector SPDR Fund	460,053
12,200	MeadWestvaco Corporation	541,558
28,850	Newmont Mining Corporation	545,265
34,120	Nucor Corporation	1,673,586
26,700	Owens-Illinois, Inc.[j]	720,633
14,850	Packaging Corporation of America	1,159,042
10,900	Rock-Tenn Company	664,682
13,700	Royal Gold, Inc.	858,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (18.4%)	Value
Materials (0.7%) - continued
14,800	Sealed Air Corporation	$627,964
7,704	Silgan Holdings, Inc.	412,934
22,650	Silver Wheaton Corporation	460,475
2,500	Sonoco Products Company	109,250
17,300	Southern Copper Corporation	487,860
23,030	Steel Dynamics, Inc.	454,612
39,600	Teck Resources, Ltd.[g]	540,144
3,800	Tronox, Ltd.	90,744
7,300	Vulcan Materials Company	479,829
2,400	Westlake Chemical Corporation	146,616
2,500	Worthington Industries, Inc.	75,225
52,250	Yamana Gold, Inc.	210,045

	Total	26,616,403

Telecommunications Services (0.1%)
74,389	Verizon Communications, Inc.	3,479,917
29,050	Vonage Holdings Corporation[j]	110,681

	Total	3,590,598

Utilities (0.3%)
4,200	Atmos Energy Corporation	234,108
10,300	Edison International, Inc.	674,444
2,390	Laclede Group, Inc.	127,148
48,540	NiSource, Inc.	2,059,067
10,920	NorthWestern Corporation	617,854
99,150	PG&E Corporation	5,278,746
3,360	Portland General Electric Company	127,109
8,900	Public Service Enterprise Group, Inc.	368,549
6,750	Southern Company	331,492
3,700	Vectren Corporation	171,051
10,300	Wisconsin Energy Corporation[g]	543,222

	Total	10,532,790

	Total Common Stock (cost $582,152,978)	677,812,478

	Collateral Held for Securities Loaned (0.6%)
24,079,812	Thrivent Cash Management Trust	24,079,812

	Total Collateral Held for Securities Loaned (cost $24,079,812)	24,079,812

Shares or Principal Amount	Short-Term Investments (20.7%)[k]
	Federal Home Loan Bank Discount Notes
3,000,000	0.040%, 1/2/2015	2,999,997
4,000,000	0.060%, 1/6/2015	3,999,967
14,000,000	0.049%, 1/7/2015	13,999,885
14,000,000	0.045%, 1/9/2015	13,999,860
9,000,000	0.040%, 1/12/2015	8,999,890
54,000,000	0.050%, 1/16/2015	53,998,867
54,000,000	0.080%, 1/21/2015	53,997,600
8,000,000	0.063%, 1/23/2015	7,999,692
65,000,000	0.063%, 1/28/2015[l]	64,996,942
66,000,000	0.066%, 1/30/2015	65,996,509
73,000,000	0.076%, 2/4/2015	72,994,734
5,000,000	0.080%, 2/6/2015	4,999,600
33,000,000	0.080%, 2/10/2015	32,997,067
72,000,000	0.086%, 2/11/2015	71,992,959
67,000,000	0.090%, 2/13/2015	66,992,798
67,600,000	0.091%, 2/20/2015	67,591,458
4,000,000	0.050%, 3/2/2015	3,999,667
7,000,000	0.100%, 3/4/2015	6,998,794
47,000,000	0.101%, 3/6/2015[l]	46,991,550
2,000,000	0.110%, 3/11/2015	1,999,578
20,000,000	0.116%, 3/13/2015	19,995,444
6,000,000	0.130%, 3/18/2015	5,998,353
2,049,000	0.080%, 3/30/2015	2,048,599
16,300,000	0.090%, 4/24/2015[l]	16,295,395
	Federal Home Loan Mortgage Corporation Discount Notes
22,000,000	0.037%, 1/12/2015[l]	21,999,751
5,000,000	0.053%, 1/26/2015	4,999,816
	Federal National Mortgage Association Discount Notes
16,000,000	0.052%, 1/5/2015	15,999,908
4,000,000	0.035%, 1/14/2015	3,999,949
	U.S. Treasury Bills
600,000	0.030%, 3/19/2015	599,962

	Total Short-Term Investments (at amortized cost)	760,484,591

	Total Investments (cost $3,886,222,772)111.7%	$4,110,674,562

	Other Assets and Liabilities, Net (11.7%)	(431,319,482)

	Total Net Assets 100.0%	$3,679,355,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $116,680,680 or 3.2% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
g	All or a portion of the security is on loan.
h	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2014, $22,794,730 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Conservative Allocation Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$824,588
Apidos CLO XVIII, 7/22/2026	6/25/2014	822,937
ARES CLO, Ltd., 11/15/2025	11/26/2014	1,500,000
Babson CLO, Ltd. 2014-II, 10/17/2026	8/15/2015	824,588
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	825,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	824,167
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	825,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	825,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	825,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	825,000
CoBank ACB, 6/15/2022	10/18/2013	373,125
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	825,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	1,196,098
FNA Trust, 1/10/2018	4/29/2013	520,646
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	824,175
JBS Finance II, Ltd., 1/29/2018	8/11/2014	1,515,175
Limerock CLO III, LLC, 10/20/2026	10/16/2014	2,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	898,920
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	700,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	825,000
OHA Loan Funding 2014-1, Ltd., 10/20/2026	11/6/2014	2,493,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	820,298
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	2,481,250
Symphony CLO, Ltd., 1/9/2023	9/15/2014	825,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	823,762

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$258,840,033
Gross unrealized depreciation	(36,495,246)

Net unrealized appreciation (depreciation)	$222,344,787

Cost for federal income tax purposes	$3,888,329,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,810,702	—	8,810,702	—
Capital Goods	6,250,743	—	6,250,743	—
Communications Services	55,141,826	—	50,695,946	4,445,880
Consumer Cyclical	24,856,392	—	24,856,392	—
Consumer Non-Cyclical	18,201,589	—	16,444,325	1,757,264
Energy	9,643,639	—	6,888,965	2,754,674
Financials	8,904,525	—	8,904,525	—
Technology	5,687,897	—	5,687,897	—
Transportation	5,900,774	—	4,739,609	1,161,165
Utilities	4,834,147	—	4,834,147	—
Long-Term Fixed Income
Asset-Backed Securities	68,325,523	—	65,102,008	3,223,515
Basic Materials	14,131,462	—	14,131,462	—
Capital Goods	14,812,150	—	14,812,150	—
Collateralized Mortgage Obligations	59,359,243	—	59,359,243	—
Commercial Mortgage-Backed Securities	38,973,981	—	38,973,981	—
Communications Services	45,395,483	—	45,395,483	—
Consumer Cyclical	25,959,479	—	25,959,479	—
Consumer Non-Cyclical	40,410,152	—	40,410,152	—
Energy	42,695,136	—	42,695,136	—
Financials	117,825,827	—	117,825,827	—
Foreign Government	725,259	—	725,259	—
Mortgage-Backed Securities	434,950,321	—	434,950,321	—
Technology	13,185,606	—	13,185,606	—
Transportation	8,317,025	—	8,317,025	—
U.S. Government and Agencies	319,186,655	—	319,186,655	—
Utilities	31,025,467	—	31,025,467	—
Affiliated Mutual Funds
Equity Mutual Funds	484,096,610	484,096,610	—	—
Fixed Income Mutual Funds	740,690,068	740,690,068	—	—
Common Stock
Consumer Discretionary	77,708,735	77,708,735	—	—
Consumer Staples	27,401,421	27,401,421	—	—
Energy	125,153,738	125,045,804	107,934	—
Financials	156,824,731	156,824,731	—	—
Health Care	81,471,329	81,471,329	—	—
Industrials	59,737,192	59,737,192	—	—
Information Technology	108,775,541	108,775,541	—	—
Materials	26,616,403	26,616,403	—	—
Telecommunications Services	3,590,598	3,590,598	—	—
Utilities	10,532,790	10,532,790	—	—
Collateral Held for Securities Loaned	24,079,812	24,079,812	—	—
Short-Term Investments	760,484,591	—	760,484,591	—

Total	$4,110,674,562	$1,926,571,034	$2,170,761,030	$13,342,498

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	20,694,597	20,694,597	—	—

Total Asset Derivatives	$20,694,597	$20,694,597	$—	$—

Liability Derivatives
Futures Contracts	5,507,884	5,507,884	—	—

Total Liability Derivatives	$5,507,884	$5,507,884	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(2,222)	March 2015	($486,263,176)	($485,715,312)	$547,864
5-Yr. U.S. Treasury Bond Futures	508	March 2015	60,342,896	60,416,282	73,386
10-Yr. U.S. Treasury Bond Futures	615	March 2015	77,487,073	77,980,082	493,009
30-Yr. U.S. Treasury Bond Futures	1,457	March 2015	204,815,386	210,627,563	5,812,177
Eurex EURO STOXX 50 Futures	3,258	March 2015	117,168,683	123,316,804	6,148,121
Mini MSCI EAFE Index Futures	721	March 2015	62,787,340	63,372,294	584,954
Russell 2000 Index Mini-Futures	292	March 2015	33,291,422	35,060,440	1,769,018
S&P 400 Index Mini-Futures	(911)	March 2015	(126,459,576)	(131,967,460)	(5,507,884)
S&P 500 Index Futures	211	March 2015	104,617,197	108,264,100	3,646,903
Ultra Long Term U.S. Treasury Bond Futures	212	March 2015	33,400,585	35,019,750	1,619,165
Total Futures Contracts					$15,186,713

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$8,545,601
Total Interest Rate Contracts		8,545,601
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,148,996
Total Equity Contracts		12,148,996

Total Asset Derivatives		$20,694,597

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,507,884
Total Equity Contracts		5,507,884

Total Liability Derivatives		$5,507,884

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,167,839
Total Equity Contracts		5,167,839
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	22,117,506
Total Interest Rate Contracts		22,117,506
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	163,007
Total Credit Contracts		163,007

Total		$27,448,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	9,582,889
Total Interest Rate Contracts		9,582,889
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,534,987)
Total Equity Contracts		(2,534,987)

Total		$7,047,902

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$329,464,992	9.5%	N/A
Interest Rate Contracts	641,461,387	18.4	N/A
Credit Contracts	N/A	N/A	$71,445

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Partner Small Cap Value	$36,890,762	$1,033,546	$—	1,342,036	$37,953,593	$80,118
Small Cap Stock	28,794,314	376,899	—	1,641,909	30,163,511	62,683
Partner Mid Cap Value	41,896,321	6,083,899	—	2,622,430	47,562,494	281,639
Mid Cap Stock	52,035,964	2,625,857	—	3,088,876	58,243,532	172,923
Partner Worldwide Allocation	158,823,593	3,228,228	—	16,163,017	150,325,753	3,228,228
Large Cap Value	120,211,070	1,533,344	—	7,807,552	131,067,726	1,533,344
Large Cap Stock	27,333,984	247,913	—	2,334,504	28,780,001	247,913
High Yield	98,379,586	5,818,996	4,398,608	19,692,510	95,969,477	5,818,827
Income	249,327,543	12,533,479	18,177,845	23,568,312	247,493,205	9,446,502
Limited Maturity Bond	415,677,168	6,922,706	25,280,213	40,471,873	397,227,386	6,927,588
Cash Management Trust-Collateral Investment	53,397,848	291,905,871	321,223,907	24,079,812	24,079,812	189,491
Total Value and Income Earned	1,282,768,153				1,248,866,490	27,989,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.5%)[a]	Value
Basic Materials (0.8%)
	Alpha Natural Resources, Inc., Term Loan
$59,396	3.500%, 5/22/2020	$46,960
	Crown Americas, LLC, Term Loan
62,500	0.000%, 10/20/2021[b,c]	62,422
	Fortescue Metals Group, Ltd., Term Loan
119,316	3.750%, 6/30/2019	108,100
	Ineos Group Holdings, Ltd., Term Loan
106,378	3.750%, 5/4/2018	102,909
	NewPage Corporation, Term Loan
135,000	9.500%, 2/11/2021	128,024
	Tronox Pigments BV, Term Loan
113,939	4.000%, 3/19/2020	111,851
	Wausau Paper Corporation, Term Loan
74,625	6.500%, 7/30/2020	73,879

	Total	634,145

Capital Goods (0.6%)
	ADS Waste Holdings, Inc., Term Loan
105,467	3.750%, 10/9/2019	102,204
	Berry Plastics Group, Inc., Term Loan
78,062	3.500%, 2/8/2020	75,385
	Rexnord, LLC, Term Loan
106,650	4.000%, 8/21/2020	104,304
	Silver II Borrower, Term Loan
99,357	4.000%, 12/13/2019	92,123
	STHI Holding Corporation, Term Loan
99,750	4.500%, 8/6/2021	98,835

	Total	472,851

Communications Services (3.3%)
	Atlantic Broadband Penn, LLC, Term Loan
48,903	3.250%, 11/30/2019	47,803
	Birch Communication Inc., Term Loan
106,868	7.750%, 7/17/2020	104,731
	Cengage Learning Aquisitions, Term Loan
89,325	7.000%, 3/31/2020	88,320
	Charter Communications Operating, LLC, Term Loan
25,869	3.000%, 7/1/2020	25,335
53,190	3.000%, 1/3/2021	52,071
	Cincinnati Bell, Inc., Term Loan
106,650	4.000%, 9/10/2020	105,317
	Clear Channel Communications, Inc., Term Loan
108,000	6.919%, 1/30/2019	101,597
	Cumulus Media Holdings, Inc., Term Loan
58,347	4.250%, 12/23/2020	56,499
	Fairpoint Communications, Term Loan
106,376	7.500%, 2/14/2019	105,246
	Grande Communications Networks, LLC, Term Loan
106,381	4.500%, 5/29/2020	104,918
	Gray Television, Inc., Term Loan
66,772	3.750%, 6/13/2021	65,604
	Hargray Communications Group, Inc., Term Loan
49,463	5.250%, 6/26/2019	49,092
	IMG Worldwide, Inc., Term Loan
89,550	5.250%, 5/6/2021	86,360
	Integra Telecom Holdings, Inc., Term Loan
106,376	5.250%, 2/22/2019	103,252
	Intelsat Jackson Holdings SA, Term Loan
77,173	3.750%, 6/30/2019	75,919
	Level 3 Communications, Inc., Term Loan
79,000	4.000%, 8/1/2019	78,359
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
25,000	0.000%, 1/7/2022[b,c]	24,250
120,000	4.500%, 1/7/2022	116,700
	LTS Buyer, LLC, Term Loan
89,734	4.000%, 4/13/2020	87,660
	MCC Georgia, LLC, Term Loan
79,600	3.750%, 6/30/2021	77,676
	McGraw-Hill Global Education, LLC, Term Loan
91,034	5.750%, 3/22/2019	90,550
	NEP/NCP Holdco, Inc., Term Loan
106,653	4.250%, 1/22/2020	104,165
	NTelos, Inc., Term Loan
106,368	5.750%, 11/9/2019	92,540
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
113,633	5.500%, 7/31/2018	112,781
	SBA Senior Finance II, LLC, Term Loan
99,500	3.250%, 3/24/2021	97,240
	TNS, Inc., Term Loan
81,714	5.000%, 2/14/2020	80,794
	Univision Communications, Inc., Term Loan
106,374	4.000%, 3/1/2020	103,874
	Virgin Media Investment Holdings, Ltd., Term Loan
81,000	3.500%, 6/7/2020	79,430
	WideOpenWest Finance, LLC, Term Loan
93,079	4.750%, 4/1/2019	92,323
	XO Communications, LLC, Term Loan
99,275	4.250%, 3/20/2021[b,c]	97,289
	Yankee Cable Acquisition, LLC, Term Loan
104,342	4.500%, 3/1/2020	103,690
	Zayo Group, LLC, Term Loan
93,069	4.000%, 7/2/2019	91,943

	Total	2,703,328

Consumer Cyclical (1.7%)
	Amaya Gaming Group, Inc., Term Loan
87,281	5.000%, 8/1/2021	86,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.5%)[a]	Value
Consumer Cyclical (1.7%) - continued
	Burlington Coat Factory Warehouse Corporation, Term Loan
$92,197	4.250%, 8/13/2021	$90,872
	Ceridian HCM Holding, Inc., Term Loan
52,307	4.500%, 9/15/2020	51,359
	Chrysler Group, LLC, Term Loan
89,325	3.250%, 12/31/2018	88,320
	Golden Nugget, Inc., Delayed Draw
19,008	5.500%, 11/21/2019	18,735
	Golden Nugget, Inc., Term Loan
44,352	5.500%, 11/21/2019	43,715
	Hilton Worldwide Finance, LLC, Term Loan
83,821	3.500%, 10/26/2020	82,738
	J.C. Penney Corporation, Inc., Term Loan
106,380	6.000%, 5/22/2018	104,164
	Las Vegas Sands, LLC, Term Loan
79,200	3.250%, 12/19/2020	78,639
	Marina District Finance Company, Inc., Term Loan
82,350	6.750%, 8/15/2018	81,612
	MGM Resorts International, Term Loan
69,737	3.500%, 12/20/2019	67,776
	Michaels Stores, Inc., Term Loan
89,775	4.000%, 1/28/2020	88,092
	Mohegan Tribal Gaming Authority, Term Loan
95,040	5.500%, 11/19/2019	91,154
	Pinnacle Entertainment, Inc., Term Loan
45,073	3.750%, 8/13/2020	44,341
	ROC Finance, LLC, Term Loan
106,650	5.000%, 6/20/2019	98,651
	Scientific Games International, Inc., Term Loan
106,920	6.000%, 10/18/2020	105,236
	Seminole Hard Rock Entertainment, Inc., Term Loan
49,748	3.500%, 5/14/2020	47,882
	Seminole Indian Tribe of Florida, Term Loan
84,919	3.000%, 4/29/2020	84,424

	Total	1,354,053

Consumer Non-Cyclical (1.4%)
	Albertsons, Inc., Term Loan
156,942	4.750%, 3/21/2019	155,765
	Biomet, Inc., Term Loan
92,964	3.670%, 7/25/2017	92,400
	Catalina Marketing Corporation, Term Loan
89,550	4.500%, 4/9/2021	85,017
	CHS/Community Health Systems, Inc., Term Loan
14,585	3.486%, 1/25/2017	14,488
137,875	4.250%, 1/27/2021	137,387
	Del Monte Corporation, Term Loan
63,545	3.500%, 3/9/2020	60,685
	JBS USA, LLC, Term Loan
71,201	3.750%, 5/25/2018	70,133
9,950	3.750%, 9/18/2020	9,713
	Libbey Glass, Inc., Term Loan
74,625	3.750%, 4/9/2021	73,366
	Ortho-Clinical Diagnostics, Inc., Term Loan
109,450	4.750%, 6/30/2021	107,507
	Roundy’s Supermarkets, Inc., Term Loan
80,961	5.750%, 3/3/2021	75,766
	Supervalu, Inc., Term Loan
166,259	4.500%, 3/21/2019	163,027
	Visant Corporation, Term Loan
66,339	7.000%, 9/23/2021	64,349

	Total	1,109,603

Energy (0.8%)
	Arch Coal, Inc., Term Loan
155,735	6.250%, 5/16/2018	128,547
	Energy Solutions, LLC, Term Loan
109,450	6.750%, 5/29/2020	108,937
	Exgen Renewables I, LLC, Term Loan
56,312	5.250%, 2/6/2021	56,312
	McJunkin Red Man Corporation, Term Loan
113,637	5.000%, 11/8/2019	104,262
	Offshore Group Investment, Ltd., Term Loan
99,268	5.750%, 3/28/2019	73,954
	Pacific Drilling SA, Term Loan
79,785	4.500%, 6/3/2018	65,557
	TerraForm Power Operating, LLC, Term Loan
109,450	4.750%, 7/23/2019	108,903

	Total	646,472

Financials (0.6%)
	Delos Finance Sarl, Term Loan
100,000	3.500%, 3/6/2021	98,958
	DJO Finance, LLC, Term Loan
78,066	4.250%, 9/15/2017	76,179
	Harland Clarke Holdings Corporation, Term Loan
103,950	7.000%, 5/22/2018	104,054
	MPH Acquisition Holdings, LLC, Term Loan
46,729	3.750%, 3/31/2021	45,350
	TransUnion, LLC, Term Loan
89,325	4.000%, 4/9/2021	87,874
	WaveDivision Holdings, LLC, Term Loan
86,381	4.000%, 10/15/2019	84,941

	Total	497,356

Technology (0.7%)
	Avago Technologies, Ltd., Term Loan
149,250	3.750%, 5/6/2021	148,566
	BMC Software, Inc., Term Loan
103,170	5.000%, 9/10/2020	100,140
	First Data Corporation, Term Loan
108,000	3.667%, 3/23/2018	105,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.5%)[a]	Value
Technology (0.7%) - continued
	Freescale Semiconductor, Inc., Term Loan
$106,384	4.250%, 2/28/2020	$103,658
	Infor US, Inc., Term Loan
48,542	3.750%, 6/3/2020	47,029
62,510	3.750%, 6/3/2020	60,486

	Total	565,652

Transportation (0.4%)
	American Airlines, Inc., Term Loan
106,380	3.750%, 6/27/2019	105,095
	Delta Air Lines, Inc., Term Loan
119,075	3.250%, 4/20/2017[b,c]	117,586
	OSG Bulk Ships, Inc., Term Loan
104,475	5.250%, 8/5/2019	101,602

	Total	324,283

Utilities (0.2%)
	Calpine Corporation, Term Loan
39,878	4.000%, 4/1/2018	39,390
69,300	4.000%, 10/31/2020	68,135
	Intergen NV, Term Loan
106,380	5.500%, 6/15/2020	105,405

	Total	212,930

	Total Bank Loans (cost $8,769,818)	8,520,673

Shares	Common Stock (66.9%)
Consumer Discretionary (6.8%)
6,700	Barnes & Noble, Inc.[d]	155,574
1,900	Bayerische Motoren Werke AG	205,045
13,800	Best Buy Company, Inc.	537,924
4,700	Canon Marketing Japan, Inc.	79,654
4,400	Coach, Inc.	165,264
9,203	Comcast Corporation	533,866
22,400	Dixons Carphone plc	161,436
7,650	Dollar Tree, Inc.[d]	538,407
11,400	EDION Corporation	79,739
3,500	Gap, Inc.	147,385
8,700	Hakuhodo Dy Holdings, Inc.	83,258
3,100	Hennes & Mauritz AB	128,790
2,900	Hilton Worldwide Holdings, Inc.[d]	75,661
24,412	Home Retail Group plc	78,674
10,000	Honda Motor Company, Ltd.	293,383
26,078	ITV plc	86,989
4,550	Kohl’s Corporation	277,732
7,700	Lowe’s Companies, Inc.	529,760
38,000	Luk Fook Holdings International, Ltd.	142,505
2,350	Madison Square Garden Company[d]	176,861
900	RTL Group SA	85,821
6,100	Ruth’s Hospitality Group, Inc.	91,500
11,600	Sekisui House, Ltd.	152,633
38,000	SJM Holdings, Ltd.	60,074
21,900	Sky Network Television, Ltd.	102,813
5,200	Stage Stores, Inc.	107,640
7,500	Sumitomo Forestry Company, Ltd.	73,347
11,200	Suzuki Motor Corporation	335,634

	Total	5,487,369

Consumer Staples (4.1%)
5,600	Associated British Foods plc	273,779
1,416	British American Tobacco plc	76,735
9,241	Coca-Cola Company	390,155
4,000	Coca-Cola Enterprises, Inc.	176,880
5,800	CVS Health Corporation	558,598
8,119	Imperial Tobacco Group plc	357,395
5,000	Japan Tobacco, Inc.	137,614
1,700	Nestle SA	123,932
25,750	Rite Aid Corporation[d]	193,640
6,300	Tyson Foods, Inc.	252,567
2,738	Wal-Mart Stores, Inc.	235,139
3,095	Wesfarmers, Ltd.	104,789
4,550	WhiteWave Foods Company[d]	159,205
4,100	Whole Foods Market, Inc.	206,722
47,000	Wilmar International, Ltd.	114,522

	Total	3,361,672

Energy (3.9%)
62,483	BP plc	396,616
10,646	BW LPG, Ltd.	74,146
2,450	Cabot Oil & Gas Corporation	72,545
4,700	CAT Oil AG	83,088
14,600	Eni SPA	255,741
5,450	EOG Resources, Inc.	501,782
11,300	ERG SPA	126,549
13,000	Halliburton Company	511,290
20,800	Patterson-UTI Energy, Inc.	345,072
12,800	Pioneer Energy Services Corporation[d]	70,912
9,117	Royal Dutch Shell plc, Class B	315,003
3,400	Southwestern Energy Company[d]	92,786
4,700	Total SA	240,791
2,300	Whiting Petroleum Corporation[d]	75,900

	Total	3,162,221

Financials (18.6%)
12,047	Aberdeen Asia-Pacific Income Fund, Inc.	66,861
100	Acadia Realty Trust	3,203
3,042	Aflac, Inc.	185,836
200	Agree Realty Corporation	6,218
700	Alexandria Real Estate Equities, Inc.	62,118
1,800	Allianz SE	298,128
9,800	AmTrust Financial Services, Inc.	551,250
1,000	Apartment Investment & Management Company	37,150
3,479	Australia & New Zealand Banking Group, Ltd.	90,523
600	AvalonBay Communities, Inc.	98,034
3,400	AXA SA	78,347
19,700	Banco Santander SA	165,345
44,100	Bank Leumi Le-Israel BMd	150,655
27,350	Bank of America Corporation	489,291
1,956	Bank of Nova Scotia	111,639
800	BioMed Realty Trust, Inc.	17,232
800	Boston Properties, Inc.	102,952
1,600	Brixmor Property Group, Inc.	39,744
500	Camden Property Trust	36,920
3,150	Cash America International, Inc.	71,253
8,200	Charles Schwab Corporation	247,558
23,000	Cheung Kong Holdings, Ltd.	385,177
10,000	Citigroup, Inc.	541,100
94	City Office REIT, Inc.	1,203
2,200	Cohen & Steers REIT and Preferred Income Fund, Inc.	41,778
900	CubeSmart	19,863
8,000	DBS Group Holdings, Ltd.	123,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (66.9%)	Value
Financials (18.6%) - continued
300	Digital Realty Trust, Inc.	$19,890
5,100	Discover Financial Services	333,999
3,250	Doubleline Income Solutions Fund	64,675
4,200	Duke Realty Corporation	84,840
3,700	Employers Holdings, Inc.	86,987
3,250	Enova International, Inc.[d]	72,345
500	EPR Properties	28,815
400	Equity Lifestyle Properties, Inc.	20,620
1,100	Equity Residential	79,024
1,400	Erie Indemnity Company	127,078
200	Essex Property Trust, Inc.	41,320
9,950	F.N.B. Corporation	132,534
7,300	First Financial Bancorp	135,707
1,895	First Trust High Income Long/Short Fund	30,320
9,800	Forestar Real Estate Group, Inc.[d]	150,920
2,439	General Growth Properties, Inc.	68,609
200	Geo Group, Inc.	8,072
2,900	Hancock Holding Company	89,030
11,700	Hang Seng Bank, Ltd.	194,459
1,800	HCP, Inc.	79,254
400	Health Care REIT, Inc.	30,268
1,600	Healthcare Trust of America, Inc.	43,104
900	Highwoods Properties, Inc.	39,852
3,000	Horace Mann Educators Corporation	99,540
3,900	Host Hotels & Resorts, Inc.	92,703
47,597	HSBC Holdings plc	449,781
16,150	Huntington Bancshares, Inc.	169,898
5,225	iShares J.P. Morgan USD Emerging Markets Bond ETF	573,235
3,635	iShares MSCI Emerging Markets Minimum Volatility ETF	205,850
13,473	iShares S&P U.S. Preferred Stock Index Fund	531,375
14,200	KeyCorp	197,380
4,000	Kimco Realty Corporation	100,560
50	LaSalle Hotel Properties	2,023
3,050	Lazard, Ltd.	152,591
10,250	MetLife, Inc.	554,422
11,462	MFS Intermediate Income Trust	54,788
600	Mid-America Apartment Communities, Inc.	44,808
600	Muenchener Rueckversicherungs-Gesellschaft AG	119,483
10,500	National Australia Bank, Ltd.	286,338
300	National Health Investors, Inc.	20,988
700	National Retail Properties, Inc.	27,559
6,968	Nuveen Quality Preferred Income Fund II	62,015
5,500	OFG Bancorp	91,575
200	Omega Healthcare Investors, Inc.	7,814
300	Parkway Properties, Inc.	5,517
4,377	PIMCO Dynamic Credit Income Fund	90,385
18,944	PowerShares Preferred Portfolio	278,477
3,500	Principal Financial Group, Inc.	181,790
2,400	Prologis, Inc.	103,272
4,200	Prudential Financial, Inc.	379,932
500	Public Storage, Inc.	92,425
10,250	Regions Financial Corporation	108,240
1,200	RLJ Lodging Trust	40,236
8,697	Royal Bank of Canada	600,660
400	Sabra Healthcare REIT, Inc.	12,148
1,000	Simon Property Group, Inc.	182,110
117	Sovran Self Storage, Inc.	10,205
3,800	Spirit Realty Capital, Inc.	45,182
146	Store Capital Corporation	3,155
26,124	Summit Hotel Properties, Inc.	324,983
1,300	Swiss Re AG	108,903
1,050	T. Rowe Price Group, Inc.	90,153
733	Tanger Factory Outlet Centers, Inc.	27,092
221	Tubman Centers, Inc.	16,889
9,283	Templeton Global Income Fund	66,745
150	Terreno Realty Corporation	3,095
8,575	Toronto-Dominion Bank	409,708
7,762	U.S. Bancorp	348,902
300	UDR, Inc.	9,246
4,010	Vanguard MSCI Emerging Markets ETF	160,480
300	Vanguard REIT ETF	24,300
1,400	Ventas, Inc.	100,380
900	Vornado Realty Trust	105,939
3,200	W.R. Berkley Corporation	164,032
12,266	Wells Fargo & Company	672,422
4,234	Western Asset Emerging Markets Debt Fund, Inc.	66,728
6,718	Western Asset High Income Opportunity Fund, Inc.	36,076
1,200	Zurich Insurance Group AGd	375,003

	Total	15,074,487

Health Care (10.1%)
2,600	Abaxis, Inc.	147,758
1,450	AbbVie, Inc.	94,888
1,100	Actelion, Ltd.	126,633
5,250	Aetna, Inc.	466,357
2,506	AmerisourceBergen Corporation	225,941
5,787	AMN Healthcare Services, Inc.[d]	113,425
2,900	Anthem, Inc.	364,443
9,200	Astellas Pharmaceutical, Inc.	128,083
1,300	Bayer AG	177,201
1,150	Biogen Idec, Inc.[d]	390,368
1,232	Boiron SA	104,084
17,650	Boston Scientific Corporation[d]	233,863
6,050	Bruker Corporation[d]	118,701
2,450	Centene Corporation[d]	254,433
2,300	CSL, Ltd.	161,565
1,400	Cyberonics, Inc.[d]	77,952
2,708	Eli Lilly and Company	186,825
20,659	Fisher & Paykel Healthcare Corporation, Ltd.	100,719
6,400	Gilead Sciences, Inc.[d]	603,264
6,373	GlaxoSmithKline plc	136,724
4,150	HCA Holdings, Inc.[d]	304,569
12,800	Healthways, Inc.[d]	254,464
4,287	ICON plc[d]	218,594
4,502	Johnson & Johnson	470,774
800	Lonza Group AG	90,073
750	McKesson Corporation	155,685
6,700	Merck & Company, Inc.	380,493
7,200	Otsuka Holdings Company, Ltd.	215,865
4,400	PAREXEL International Corporation[d]	244,464
24,050	Pfizer, Inc.	749,158
2,500	Quintiles Transnational Holdings, Inc.[d]	147,175
6,000	Recordati SPA	93,020
600	Roche Holding AG - BR	161,653
500	Roche Holding AG - Genusschein	135,471
5,400	Sagent Pharmaceuticals, Inc.[d]	135,594
1,800	Sanofi	164,107
6,400	Sonic Healthcare, Ltd.	96,285

	Total	8,230,671

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (66.9%)	Value
Industrials (8.2%)
3,500	Abertis Infraestructuras SA	$69,404
4,400	Allison Transmission Holdings, Inc.	149,160
3,800	Caterpillar, Inc.	347,814
5,000	COMSYS Holdings Corporation	68,399
7,800	Con-way, Inc.	383,604
7,500	Delta Air Lines, Inc.	368,925
3,500	easyJet plc	90,577
8,000	Flowserve Corporation	478,640
23,950	General Electric Company	605,216
20,000	Hutchison Whampoa, Ltd.	228,631
19,200	ITOCHU Corporation	204,962
2,700	Jacobs Engineering Group, Inc.[d]	120,663
8,500	KAR Auction Services, Inc.	294,525
4,800	KONE OYJ	218,534
1,498	Lockheed Martin Corporation	288,470
1,800	Mabuchi Motor Company, Ltd.	71,446
8,350	Meritor, Inc.[d]	126,503
7,500	Pentair, Ltd.	498,150
12,100	Performant Financial Corporation[d]	80,465
4,400	Quad/Graphics, Inc.	101,024
2,900	Safran SA	178,916
3,400	Siemens AG	381,494
13,250	Southwest Airlines Company	560,740
3,798	Stantec, Inc.	104,381
19,000	Toda Corporation	74,936
10,000	TOTO, Ltd.	116,327
7,601	Wajax Corporation	201,311
2,100	Woodward, Inc.	103,383
5,897	WS Atkins plc	124,890

	Total	6,641,490

Information Technology (8.1%)
1,300	Accenture plc	116,103
8,200	Akamai Technologies, Inc.[d]	516,272
7,400	Aspen Technology, Inc.[d]	259,148
12,450	Broadcom Corporation	539,459
38,850	Brocade Communications Systems, Inc.	459,984
2,809	CGI Group, Inc.[d]	107,084
14,000	Cirrus Logic, Inc.[d]	329,980
19,360	Cisco Systems, Inc.	538,498
2,300	Computer Sciences Corporation	145,015
467	Constellation Software, Inc.	138,854
14,450	Corning, Inc.	331,339
5,200	Electronic Arts, Inc.[d]	244,478
17,950	EMC Corporation	533,833
600	F5 Networks, Inc.[d]	78,279
9,100	FUJIFILM Holdings NPV	277,673
23,200	Global Cash Access Holdings, Inc.[d]	165,880
4,400	Hoya Corporation	148,829
7,700	Juniper Networks, Inc.	171,864
2,550	Lexmark International, Inc.	105,239
10,450	Marvell Technology Group, Ltd.	151,525
2,697	Melexis NV	122,038
5,150	NetApp, Inc.	213,468
1,684	Newport Corporation[d]	32,181
1,700	NXP Semiconductors NVd	129,880
5,300	Pegasystems, Inc.	110,081
6,300	Skyworks Solutions, Inc.	458,073
8,900	Vishay Intertechnology, Inc.	125,935

	Total	6,550,992

Materials (2.4%)
20,400	Acacia Mining plc	80,820
187,750	Centamin plc	172,390
7,400	Dow Chemical Company	337,514
7,500	James Hardie Industries plc	80,064
87,000	Kobe Steel, Ltd.	149,857
4,900	LyondellBasell Industries NV	389,011
1,400	Nitto Denko Corporation	78,226
6,033	Rio Tinto plc	278,104
3,000	Southern Copper Corporation	84,600
2,500	Voestalpine AG	98,783
3,350	Westlake Chemical Corporation	204,652

	Total	1,954,021

Telecommunications Services (2.5%)
229,200	Bezeq Israel Telecommunication Corporation, Ltd.	406,559
40,256	BT Group plc	250,395
8,500	KDDI Corporation	534,004
8,000	Nippon Telegraph & Telephone Corporation	408,661
105,000	Singapore Telecommunications, Ltd.	308,207
27,550	Vonage Holdings Corporation[d]	104,966

	Total	2,012,792

Utilities (2.2%)
107,700	A2A SPA	109,131
109,800	Electricidade de Portugal SA	425,766
9,100	Endesa SA	182,176
25,900	Enel SPA	115,450
7,200	Fortum OYJ	156,324
6,000	Gas Natural SDG SA	150,724
12,700	GDF Suez	296,153
34,000	Iberdrola SA	229,186
5,000	Verbund AG	92,595

	Total	1,757,505

	Total Common Stock (cost $52,624,351)	54,233,220

Principal Amount	Long-Term Fixed Income (15.0%)
Asset-Backed Securities (0.2%)
	Bayview Opportunity Master Fund Trust IIB, LP
90,604	3.950%, 1/28/2034*,[e]	91,053
	Countrywide Asset-Backed Certificates
52,953	5.530%, 4/25/2047	52,068

	Total	143,121

Basic Materials (0.4%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	14,002
	Anglo American Capital plc
9,000	1.181%, 4/15/2016[f,g]	9,009
	ArcelorMittal
50,000	6.000%, 3/1/2021	52,000
	Dow Chemical Company
10,000	8.550%, 5/15/2019	12,433
	First Quantum Minerals, Ltd.
55,000	7.000%, 2/15/2021[f]	49,500
	FMG Resources August 2006 Pty., Ltd.
11,888	6.875%, 2/1/2018[f]	10,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Basic Materials (0.4%) - continued
	Freeport-McMoRan, Inc.
$7,000	2.300%, 11/14/2017	$7,008
12,000	2.375%, 3/15/2018	11,868
	Goldcorp, Inc.
14,000	2.125%, 3/15/2018	13,837
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
26,748	8.875%, 2/1/2018	23,806
	Ineos Finance plc
31,000	7.500%, 5/1/2020[f]	32,550
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,908
	Mosaic Company
8,000	3.750%, 11/15/2021	8,327
	NOVA Chemicals Corporation
40,122	5.250%, 8/1/2023[f]	40,523
	Sappi Papier Holding GmbH
35,000	6.625%, 4/15/2021[f]	35,875
	Vale Overseas, Ltd.
12,000	6.250%, 1/23/2017	12,799

	Total	345,233

Capital Goods (0.5%)
	BAE Systems plc
14,000	3.500%, 10/11/2016[f]	14,543
	Brand Energy & Infrastructure Services, Inc.
25,000	8.500%, 12/1/2021[f]	22,500
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[f]	53,350
	CNH Capital, LLC
26,748	3.625%, 4/15/2018	26,347
	Crown Americas Capital Corporation IV
50,000	4.500%, 1/15/2023	48,500
	Harsco Corporation
12,000	2.700%, 10/15/2015	11,985
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,876
	Ingersoll-Rand Global Holding Company, Ltd.
16,000	6.875%, 8/15/2018	18,574
	L-3 Communications Corporation
13,000	1.500%, 5/28/2017	12,872
	Martin Marietta Materials, Inc.
16,000	1.357%, 6/30/2017[g]	16,176
	Nortek, Inc.
26,748	8.500%, 4/15/2021	28,620
	Owens-Brockway Glass Container, Inc.
55,000	5.000%, 1/15/2022[f]	56,100
	Reynolds Group Issuer, Inc.
26,748	9.875%, 8/15/2019	28,353
	Roper Industries, Inc.
11,000	2.050%, 10/1/2018	10,909
	Textron, Inc.
14,000	4.625%, 9/21/2016	14,812
	United Rentals North America, Inc.
33,000	7.375%, 5/15/2020	35,640

	Total	414,157

Collateralized Mortgage Obligations (2.9%)
	Alternative Loan Trust
158,440	5.500%, 10/25/2035	144,276
	Banc of America Alternative Loan Trust
71,792	6.000%, 11/25/2035	62,742
	CHL Mortgage Pass-Through Trust
114,291	4.966%, 1/25/2036	106,744
	Citigroup Mortgage Loan Trust, Inc.
33,734	2.778%, 3/25/2037	26,077
	CitiMortgage Alternative Loan Trust
108,795	5.750%, 4/25/2037	93,418
	Countrywide Alternative Loan Trust
90,433	6.500%, 8/25/2036	68,868
281,435	6.000%, 4/25/2037	208,545
	Credit Suisse First Boston Mortgage Securities Corporation
69,028	5.250%, 10/25/2035	68,688
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
74,783	5.500%, 11/25/2035	70,718
	HomeBanc Mortgage Trust
52,638	2.197%, 4/25/2037	39,169
	J.P. Morgan Alternative Loan Trust
165,863	6.500%, 3/25/2036	146,276
	J.P. Morgan Mortgage Trust
95,624	2.253%, 6/25/2035	95,656
108,012	2.658%, 6/25/2035	109,300
78,846	2.653%, 8/25/2035	78,433
97,376	2.695%, 1/25/2037	88,898
	MortgageIT Trust
82,401	0.430%, 12/25/2035[g]	75,588
	New York Mortgage Trust
91,227	2.630%, 5/25/2036	82,296
	Residential Accredit Loans, Inc.
87,549	5.750%, 9/25/2035	79,161
	RFMSI Trust
103,112	6.000%, 7/25/2037	93,376
	Structured Adjustable Rate Mortgage Loan Trust
101,546	2.633%, 9/25/2035	86,327
	Structured Asset Mortgage Investments, Inc.
145,927	0.480%, 12/25/2035[g]	111,562
	WaMu Mortgage Pass Through Certificates
79,941	2.274%, 10/25/2036	70,547
145,607	0.853%, 1/25/2047[g]	119,506
	Wells Fargo Mortgage Backed Securities Trust
83,553	2.612%, 3/25/2036	83,207
73,084	2.609%, 7/25/2036	71,277
69,848	6.000%, 7/25/2037	69,119

	Total	2,349,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Communications Services (1.3%)
	21st Century Fox America, Inc.
$14,000	6.900%, 3/1/2019	$16,508
	AMC Networks, Inc.
46,748	7.750%, 7/15/2021	50,020
	America Movil SAB de CV
10,000	5.000%, 10/16/2019	11,039
	American Tower Corporation
16,000	7.000%, 10/15/2017	18,065
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	14,005
	British Telecommunications plc
12,000	1.250%, 2/14/2017	11,940
	CC Holdings GS V, LLC
21,000	2.381%, 12/15/2017	21,186
	CCO Holdings, LLC
26,748	7.000%, 1/15/2019	27,751
	CenturyLink, Inc.
35,000	6.450%, 6/15/2021	37,538
	Cequel Communications Escrow 1, LLC
50,000	6.375%, 9/15/2020[f]	51,750
	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	52,000
	Cox Communications, Inc.
12,000	9.375%, 1/15/2019[f]	15,102
	Digicel, Ltd.
56,748	6.000%, 4/15/2021[f]	53,059
	DIRECTV Holdings, LLC
11,000	3.500%, 3/1/2016	11,287
10,000	5.875%, 10/1/2019	11,438
	Equinix, Inc.
40,000	5.750%, 1/1/2025	40,350
	Frontier Communications Corporation
55,000	6.875%, 1/15/2025	55,000
	Hughes Satellite Systems Corporation
33,000	6.500%, 6/15/2019	35,393
	Intelsat Jackson Holdings SA
26,748	7.250%, 10/15/2020	28,253
	Level 3 Financing, Inc.
33,000	8.625%, 7/15/2020	35,599
	Numericable-SFR
50,000	6.000%, 5/15/2022[f]	50,275
	SBA Tower Trust
16,000	5.101%, 4/17/2017[f]	16,841
	Sprint Communications, Inc.
26,748	9.000%, 11/15/2018[f]	30,423
	Telefonica Emisiones SAU
10,000	3.992%, 2/16/2016	10,285
12,000	3.192%, 4/27/2018	12,340
	Time Warner Cable, Inc.
7,000	8.250%, 4/1/2019	8,569
26,000	5.000%, 2/1/2020	28,652
	T-Mobile USA, Inc.
40,000	6.633%, 4/28/2021	41,050
	Univision Communications, Inc.
40,000	7.875%, 11/1/2020 [f]	42,600
	UPCB Finance V, Ltd.
40,000	7.250%, 11/15/2021[f]	43,750
	Verizon Communications, Inc.
37,000	2.625%, 2/21/2020[f]	36,577
16,000	4.500%, 9/15/2020	17,372
	West Corporation
50,000	5.375%, 7/15/2022 [f]	47,875
	Wind Acquisition Finance SA
30,000	4.750%, 7/15/2020[f]	28,050
10,000	7.375%, 4/23/2021[f]	9,438

	Total	1,021,380

Consumer Cyclical (0.9%)
	AMC Entertainment, Inc.
32,000	5.875%, 2/15/2022	32,480
	Brookfield Residential Properties, Inc.
30,000	6.125%, 7/1/2022[f]	31,200
	Chrysler Group, LLC
26,748	8.250%, 6/15/2021	29,623
	Cinemark USA, Inc.
31,000	4.875%, 6/1/2023	29,295
	Daimler Finance North America, LLC
9,000	1.875%, 1/11/2018[f]	9,031
	Delphi Corporation
12,000	6.125%, 5/15/2021	13,080
	ERAC USA Finance, LLC
16,000	2.350%, 10/15/2019[f]	15,881
	Ford Motor Credit Company, LLC
28,000	1.684%, 9/8/2017	27,777
16,000	5.000%, 5/15/2018	17,385
14,000	2.597%, 11/4/2019	13,925
	General Motors Financial Company, Inc.
26,748	3.250%, 5/15/2018	26,781
21,000	4.375%, 9/25/2021	21,919
	GLP Capital, LP
60,000	4.875%, 11/1/2020	60,750
	Hilton Worldwide Finance, LLC
50,000	5.625%, 10/15/2021	52,250
	Hyundai Capital America
12,000	1.450%, 2/6/2017[f]	11,955
	Jaguar Land Rover Automotive plc
30,000	4.250%, 11/15/2019[f]	30,225
33,000	5.625%, 2/1/2023[f]	34,733
	KB Home
29,000	4.750%, 5/15/2019	28,565
	L Brands, Inc.
33,000	6.625%, 4/1/2021	37,125
	Lennar Corporation
50,000	4.750%, 11/15/2022	49,000
	Macy’s Retail Holdings, Inc.
14,000	7.450%, 7/15/2017	15,917
	Nissan Motor Acceptance Corporation
8,000	0.785%, 3/3/2017 [f,g]	8,025
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	54,335
	Toll Brothers Finance Corporation
20,000	4.000%, 12/31/2018	20,100
	TRW Automotive, Inc.
9,000	7.250%, 3/15/2017[f]	9,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Consumer Cyclical (0.9%) - continued
	Volkswagen Group of America Finance, LLC
$14,000	0.672%, 11/20/2017[f,g]	$13,980
	Walgreens Boots Alliance, Inc.
14,000	2.700%, 11/18/2019	14,071
	Wynn Las Vegas, LLC
33,000	5.375%, 3/15/2022	33,495

	Total	742,848

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
14,000	2.000%, 11/6/2018	13,953
	Altria Group, Inc.
18,000	9.700%, 11/10/2018	22,857
	Beam, Inc.
10,000	5.375%, 1/15/2016	10,455
	Becton, Dickinson and Company
14,000	2.675%, 12/15/2019	14,184
	Boston Scientific Corporation
14,000	2.650%, 10/1/2018	14,016
	CareFusion Corporation
13,000	1.450%, 5/15/2017	12,908
	Celgene Corporation
20,000	1.900%, 8/15/2017	20,070
	CHS/Community Health Systems, Inc.
33,000	7.125%, 7/15/2020	35,186
	ConAgra Foods, Inc.
25,000	2.100%, 3/15/2018	24,919
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022[f]	50,463
	Coventry Health Care, Inc.
8,000	5.950%, 3/15/2017	8,750
	CVS Health Corporation
10,000	2.250%, 12/5/2018	10,090
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,625
	Express Scripts Holding Company
12,000	2.650%, 2/15/2017	12,270
	Forest Laboratories, Inc.
15,000	4.375%, 2/1/2019[f]	15,846
15,000	5.000%, 12/15/2021[f]	16,242
	Fresenius Medical Care US Finance, Inc.
26,748	5.750%, 2/15/2021[f]	28,520
	Gilead Sciences, Inc.
8,000	3.050%, 12/1/2016	8,301
14,000	2.350%, 2/1/2020	14,075
	Hawk Acquisition Sub, Inc.
33,000	4.250%, 10/15/2020	33,330
	HCA, Inc.
26,748	4.750%, 5/1/2023	27,216
	IMS Health, Inc.
30,000	6.000%, 11/1/2020[f]	30,900
	JBS Finance II, Ltd.
26,748	8.250%, 1/29/2018*	27,350
	Kroger Company
20,000	1.200%, 10/17/2016	19,956
	Lorillard Tobacco Company
12,000	8.125%, 6/23/2019	14,548
	McKesson Corporation
18,000	1.292%, 3/10/2017	17,908
	Medco Health Solutions, Inc.
7,000	7.125%, 3/15/2018	8,082
	Medtronic, Inc.
14,000	2.500%, 3/15/2020[f]	14,037
	Mondelez International, Inc.
8,000	2.250%, 2/1/2019	7,967
	Ortho-Clinical Diagnostics, Inc.
50,000	6.625%, 5/15/2022[f]	44,938
	Pernod Ricard SA
10,000	2.950%, 1/15/2017[f]	10,231
10,000	5.750%, 4/7/2021[f]	11,487
	Perrigo Company, Ltd.
6,000	1.300%, 11/8/2016	5,974
	Revlon Consumer Products Corporation
26,748	5.750%, 2/15/2021	26,748
	SABMiller plc
12,000	6.500%, 7/15/2018[f]	13,700
	Safeway, Inc.
3,000	3.400%, 12/1/2016	3,048
	Spectrum Brands Escrow Corporation
33,000	6.375%, 11/15/2020	34,402
	Sysco Corporation
21,000	2.350%, 10/2/2019	21,114
	Tenet Healthcare Corporation
50,000	8.125%, 4/1/2022	55,875
	Thermo Fisher Scientific, Inc.
12,000	2.400%, 2/1/2019	12,018
	Tyson Foods, Inc.
16,000	2.650%, 8/15/2019	16,146
	Valeant Pharmaceuticals International
26,748	7.250%, 7/15/2022[f]	28,520
	VPII Escrow Corporation
25,000	7.500%, 7/15/2021[f]	27,000
	Whirlpool Corporation
14,000	1.650%, 11/1/2017	13,954

	Total	909,179

Energy (0.9%)
	Boardwalk Pipelines, Ltd.
11,000	5.875%, 11/15/2016	11,679
	BP Capital Markets plc
12,000	0.652%, 11/7/2016[g]	12,002
	Buckeye Partners, LP
17,000	2.650%, 11/15/2018	16,744
	Calumet Specialty Products Partners, LP
50,000	6.500%, 4/15/2021[f]	44,500
	Canadian Natural Resources, Ltd.
14,000	1.750%, 1/15/2018	13,918
	CNOOC Nexen Finance 2014 ULC
10,000	1.625%, 4/30/2017	9,951
	CNPC General Capital, Ltd.
13,000	2.750%, 4/19/2017[f]	13,151
	Concho Resources, Inc.
51,748	6.500%, 1/15/2022	54,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Energy (0.9%) - continued
	Continental Resources, Inc.
$16,000	7.125%, 4/1/2021	$17,200
	Enbridge, Inc.
8,000	0.684%, 6/2/2017[g]	7,965
	Energy Transfer Partners, LP
10,000	6.700%, 7/1/2018	11,245
	Energy XXI Gulf Coast, Inc.
35,000	7.750%, 6/15/2019	20,825
15,000	7.500%, 12/15/2021	8,100
	Enterprise Products Operating, LLC
21,000	2.550%, 10/15/2019	20,789
	EQT Corporation
10,000	8.125%, 6/1/2019	12,056
	Harvest Operations Corporation
26,748	6.875%, 10/1/2017	25,778
	Hess Corporation
8,000	8.125%, 2/15/2019	9,518
	Kinder Morgan, Inc.
8,000	3.050%, 12/1/2019	7,936
14,000	5.000%, 2/15/2021[f]	14,565
	Kodiak Oil & Gas Corporation
26,748	5.500%, 1/15/2021	26,815
	Linn Energy, LLC
25,000	6.250%, 11/1/2019	21,125
26,748	8.625%, 4/15/2020	23,271
	MEG Energy Corporation
33,000	6.375%, 1/30/2023[f]	29,452
	Offshore Group Investment, Ltd.
40,000	7.500%, 11/1/2019	29,800
	Petrobras Global Finance BV
12,000	2.000%, 5/20/2016	11,462
	Petroleos Mexicanos
30,000	4.250%, 1/15/2025[f]	29,805
	Regency Energy Partners, LP
50,000	5.000%, 10/1/2022	47,250
	Rosetta Resources, Inc.
55,000	5.875%, 6/1/2022	49,500
	Sabine Pass Liquefaction, LLC
50,000	5.750%, 5/15/2024	49,062
	Southwestern Energy Company
14,000	7.500%, 2/1/2018	15,771
	Suncor Energy, Inc.
8,000	6.100%, 6/1/2018	8,974
	Transocean, Inc.
13,000	6.000%, 3/15/2018	12,504
	Weatherford International, Ltd.
11,000	6.000%, 3/15/2018	11,743
6,000	9.625%, 3/1/2019	7,116

	Total	705,649

Financials (1.9%)
	Abbey National Treasury Services plc
14,000	0.665%, 9/29/2017[g]	13,965
10,000	3.050%, 8/23/2018	10,353
	ABN AMRO Bank NV
12,000	2.500%, 10/30/2018[f]	12,120
	Air Lease Corporation
14,000	2.125%, 1/15/2018	13,755
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,400
	ANZ New Zealand International, Ltd.
12,000	1.400%, 4/27/2017[f]	11,976
	Aviation Capital Group Corporation
8,000	3.875%, 9/27/2016[f]	8,201
	Bank of America Corporation
18,000	5.700%, 5/2/2017	19,458
16,000	1.700%, 8/25/2017	16,004
20,000	5.750%, 12/1/2017	22,098
31,000	1.317%, 3/22/2018[g]	31,226
25,000	5.650%, 5/1/2018	27,774
15,000	8.000%, 12/29/2049[h]	16,106
	Banque Federative du Credit Mutuel SA
12,000	1.081%, 1/20/2017[f,g]	12,082
	Barclays Bank plc
8,000	5.140%, 10/14/2020	8,604
	Barclays plc
14,000	2.750%, 11/8/2019	13,914
	BB&T Corporation
16,000	2.050%, 6/19/2018	16,105
	BBVA Banco Continental SA
16,000	2.250%, 7/29/2016[f]	15,960
	Bear Stearns Companies, LLC
20,000	6.400%, 10/2/2017	22,398
	BNP Paribas SA
12,000	2.375%, 9/14/2017	12,205
	BPCE SA
12,000	1.625%, 2/10/2017	12,025
	Branch Banking and Trust Company
12,000	0.664%, 12/1/2016[g]	12,011
	Caixa Economica Federal
35,000	4.250%, 5/13/2019[f]	34,125
	Capital One Financial Corporation
14,000	6.150%, 9/1/2016	15,045
	CIT Group, Inc.
30,000	3.875%, 2/19/2019	29,925
	Citigroup, Inc.
21,000	5.500%, 2/15/2017	22,575
15,000	6.000%, 8/15/2017	16,596
21,000	1.850%, 11/24/2017	20,976
12,000	8.500%, 5/22/2019	14,953
	Compass Bank
14,000	1.850%, 9/29/2017	13,940
	Credit Agricole SA
14,000	6.625%, 9/29/2049[f,h]	13,570
	CyrusOne, LP
26,748	6.375%, 11/15/2022	28,553
	DDR Corporation
8,000	9.625%, 3/15/2016	8,782
	Denali Borrower, LLC
52,000	5.625%, 10/15/2020[f]	54,106
	Deutsche Bank AG
15,000	1.350%, 5/30/2017	14,874
	Discover Bank
4,000	8.700%, 11/18/2019	4,947
	Discover Financial Services
8,000	6.450%, 6/12/2017	8,839
	Duke Realty, LP
14,000	8.250%, 8/15/2019	17,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Financials (1.9%) - continued
	Fifth Third Bancorp
$20,000	5.450%, 1/15/2017	$21,462
	General Electric Capital Corporation
13,000	5.625%, 9/15/2017	14,431
7,000	1.625%, 4/2/2018	7,011
	Genworth Financial, Inc.
13,000	7.700%, 6/15/2020	12,967
	Goldman Sachs Group, Inc.
13,000	6.250%, 9/1/2017	14,464
16,000	2.375%, 1/22/2018	16,162
8,000	2.625%, 1/31/2019	8,049
12,000	7.500%, 2/15/2019	14,274
14,000	2.550%, 10/23/2019	13,949
	Hartford Financial Services Group, Inc.
17,000	6.000%, 1/15/2019	19,280
	HBOS plc
16,000	6.750%, 5/21/2018[f]	17,832
	HCP, Inc.
8,000	3.750%, 2/1/2016	8,222
10,000	3.750%, 2/1/2019	10,496
	Health Care REIT, Inc.
10,000	4.700%, 9/15/2017	10,744
	HSBC Holdings plc
21,000	5.625%, 12/29/2049[h]	21,073
	Huntington National Bank
7,000	1.300%, 11/20/2016	6,971
	Icahn Enterprises, LP
50,000	6.000%, 8/1/2020	51,510
	ING Capital Funding Trust III
10,000	3.855%, 12/29/2049[g,h]	9,975
	International Lease Finance Corporation
10,000	2.191%, 6/15/2016[g]	9,987
30,000	5.875%, 4/1/2019	32,325
	Intesa Sanpaolo SPA
7,000	3.625%, 8/12/2015[f]	7,095
4,000	3.875%, 1/16/2018	4,165
15,000	3.875%, 1/15/2019	15,531
	J.P. Morgan Chase & Company
16,000	3.450%, 3/1/2016	16,422
8,000	0.752%, 2/15/2017[g]	7,980
8,000	2.000%, 8/15/2017	8,076
8,000	6.300%, 4/23/2019	9,293
16,000	7.900%, 4/29/2049[h]	17,221
	KeyCorp
12,000	2.300%, 12/13/2018	12,041
	Kookmin Bank
12,000	1.109%, 1/27/2017[f,g]	12,080
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[f]	4,357
	Liberty Property, LP
17,000	5.500%, 12/15/2016	18,253
	Macquarie Bank, Ltd.
9,000	5.000%, 2/22/2017[f]	9,599
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,032
	Mizuho Corporate Bank, Ltd.
14,000	1.550%, 10/17/2017[f]	13,867
	Morgan Stanley
15,000	1.750%, 2/25/2016	15,081
20,000	6.250%, 8/28/2017	22,217
14,000	1.875%, 1/5/2018	13,949
16,000	6.625%, 4/1/2018	18,225
10,000	4.875%, 11/1/2022	10,621
	Murray Street Investment Trust I
24,000	4.647%, 3/9/2017	25,330
	National City Corporation
8,000	6.875%, 5/15/2019	9,398
	Nomura Holdings, Inc.
12,000	2.000%, 9/13/2016	12,097
8,000	2.750%, 3/19/2019	8,088
	PNC Bank NA
16,000	1.150%, 11/1/2016	16,021
	Pricoa Global Funding I
16,000	1.350%, 8/18/2017[f]	15,934
	Realty Income Corporation
12,000	2.000%, 1/31/2018	12,022
	Regions Bank
16,000	7.500%, 5/15/2018	18,574
	Reinsurance Group of America, Inc.
16,000	5.625%, 3/15/2017	17,302
	Royal Bank of Scotland Group plc
12,000	5.050%, 1/8/2015	12,002
9,000	1.197%, 3/31/2017[g]	9,028
	Societe Generale SA
12,000	5.750%, 4/20/2016[f]	12,565
	Sumitomo Mitsui Banking Corporation
24,000	1.300%, 1/10/2017	23,955
	Suncorp-Metway, Ltd.
8,000	0.955%, 3/28/2017[f,g]	8,012
	Swiss RE Capital I, LP
12,000	6.854%, 5/29/2049[f,h]	12,570
	Synchrony Financial
22,000	1.875%, 8/15/2017	22,043
	Ventas Realty, LP
9,000	1.250%, 4/17/2017	8,916
	Voya Financial, Inc.
12,000	2.900%, 2/15/2018	12,285
	WEA Finance, LLC
14,000	1.750%, 9/15/2017[f]	13,925
	Wells Fargo & Company
32,000	1.400%, 9/8/2017	31,974

	Total	1,562,148

Foreign Government (<0.1%)
	Uruguay Government International Bond
21,000	5.100%, 6/18/2050	21,315

	Total	21,315

Mortgage-Backed Securities (3.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
350,000	3.000%, 1/1/2030[c]	363,270
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
250,000	4.000%, 1/1/2045[c]	266,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Mortgage-Backed Securities (3.4%) - continued
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$250,000	3.500%, 1/1/2030[c]	$264,102
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
600,000	3.500%, 1/1/2045[c]	625,453
650,000	4.000%, 1/1/2045[c]	693,715
525,000	4.500%, 1/1/2045[c]	569,871

	Total	2,782,895

Technology (0.3%)
	Alibaba Group Holding, Ltd.
15,000	2.500%, 11/28/2019[f]	14,798
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[f]	29,625
	Amkor Technology, Inc.
25,000	6.625%, 6/1/2021	24,750
	EMC Corporation
8,000	1.875%, 6/1/2018	7,973
	Fidelity National Information Services, Inc.
15,000	1.450%, 6/5/2017	14,916
	First Data Corporation
26,748	7.375%, 6/15/2019[f]	28,152
	Freescale Semiconductor, Inc.
40,000	6.000%, 1/15/2022[f]	41,800
	Hewlett-Packard Company
12,000	5.400%, 3/1/2017	12,954
	Iron Mountain, Inc.
26,748	6.000%, 8/15/2023	27,818
	Sensata Technologies BV
50,000	4.875%, 10/15/2023[f]	49,750
	Tyco Electronics Group SA
16,000	6.550%, 10/1/2017	18,010
	Xerox Corporation
16,000	7.200%, 4/1/2016	17,132

	Total	287,678

Transportation (0.2%)
	American Airlines Pass Through Trust
7,552	4.950%, 1/15/2023	8,062
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	50,500
	Continental Airlines, Inc.
22,681	6.250%, 4/11/2020	23,830
	Delta Air Lines, Inc.
15,000	6.750%, 5/23/2017	15,638
10,174	4.950%, 5/23/2019	10,886
8,648	4.750%, 5/7/2020	9,200
	Korea Expressway Corporation
13,000	1.625%, 4/28/2017[f]	12,927
	Southwest Airlines Company
14,000	2.750%, 11/6/2019	14,064
	United Air Lines, Inc.
7,019	10.400%, 11/1/2016	7,808

	Total	152,915

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
130,000	1.875%, 6/30/2020	130,874
72,000	3.625%, 2/15/2044	84,729

	Total	215,603

Utilities (0.7%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	40,600
	AES Corporation
26,748	7.375%, 7/1/2021	30,225
	Atlas Pipeline Partners, LP
33,000	4.750%, 11/15/2021	31,350
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020[f]	13,939
	Calpine Corporation
50,000	5.375%, 1/15/2023	50,500
	Commonwealth Edison Company
9,000	6.950%, 7/15/2018	10,403
	DCP Midstream Operating, LP
10,000	2.500%, 12/1/2017	9,989
	DTE Energy Company
14,000	2.400%, 12/1/2019	14,002
	Dynegy Finance I, Inc.
55,000	7.375%, 11/1/2022[f]	55,963
	EDP Finance BV
14,000	4.125%, 1/15/2020[f]	14,078
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,717
	Electricite de France SA
12,000	0.691%, 1/20/2017[f,g]	12,033
	Enel Finance International NV
10,000	5.125%, 10/7/2019[f]	11,049
	Exelon Generation Company, LLC
8,000	5.200%, 10/1/2019	8,840
	MarkWest Energy Partners, LP
55,000	4.875%, 12/1/2024	53,763
	MidAmerican Energy Holdings Company
16,000	1.100%, 5/15/2017	15,837
8,000	5.750%, 4/1/2018	8,965
	NiSource Finance Corporation
16,000	6.400%, 3/15/2018	18,223
	NRG Energy, Inc.
26,748	6.625%, 3/15/2023	27,818
	ONEOK Partners, LP
10,000	2.000%, 10/1/2017	9,944
	Pacific Gas & Electric Company
10,000	5.625%, 11/30/2017	11,115
	Panhandle Eastern Pipe Line Company, LP
12,000	6.200%, 11/1/2017	13,337
	PG&E Corporation
8,000	2.400%, 3/1/2019	8,012
	PPL Capital Funding, Inc.
16,000	1.900%, 6/1/2018	15,973
	Sempra Energy
14,000	6.150%, 6/15/2018	15,866
	Southern Company
16,000	1.300%, 8/15/2017	15,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Utilities (0.7%) - continued
	TransAlta Corporation
$15,000	1.900%, 6/3/2017	$14,936
	Williams Companies, Inc.
16,000	7.875%, 9/1/2021	18,483

	Total	558,894

	Total Long-Term Fixed Income (cost $12,171,955)	12,212,789

Shares or Principal Amount	Short-Term Investments (11.0%)[i]
	Federal Home Loan Bank Discount Notes
300,000	0.090%, 4/24/2015[j]	299,915
	Thrivent Cash Management Trust
8,619,908	0.060%	8,619,908

	Total Short-Term Investments (at amortized cost)	8,919,823

	Total Investments (cost $82,485,947) 103.4%	$83,886,505

	Other Assets and Liabilities, Net (3.4%)	(2,767,012)

	Total Net Assets 100.0%	$81,119,493

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $2,093,906 or 2.6% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At December 31, 2014, $299,915 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Growth and Income Plus Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	$90,604
JBS Finance II, Ltd., 1/29/2018	8/19/2013	27,854

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,389,940
Gross unrealized depreciation	(3,031,593)

Net unrealized appreciation (depreciation)	$1,358,347

Cost for federal income tax purposes	$82,528,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Growth and Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	634,145	—	634,145	—
Capital Goods	472,851	—	472,851	—
Communications Services	2,703,328	—	2,369,026	334,302
Consumer Cyclical	1,354,053	—	1,354,053	—
Consumer Non-Cyclical	1,109,603	—	978,785	130,818
Energy	646,472	—	590,160	56,312
Financials	497,356	—	497,356	—
Technology	565,652	—	565,652	—
Transportation	324,283	—	222,681	101,602
Utilities	212,930	—	212,930	—
Common Stock
Consumer Discretionary	5,487,369	3,337,574	2,149,795	—
Consumer Staples	3,361,672	2,172,906	1,188,766	—
Energy	3,162,221	1,670,287	1,491,934	—
Financials	15,074,487	11,126,487	3,948,000	—
Health Care	8,230,671	6,339,188	1,891,483	—
Industrials	6,641,490	4,507,282	2,134,208	—
Information Technology	6,550,992	5,756,514	794,478	—
Materials	1,954,021	1,015,777	938,244	—
Telecommunications Services	2,012,792	104,966	1,907,826	—
Utilities	1,757,505	—	1,757,505	—
Long-Term Fixed Income
Asset-Backed Securities	143,121	—	143,121	—
Basic Materials	345,233	—	345,233	—
Capital Goods	414,157	—	414,157	—
Collateralized Mortgage Obligations	2,349,774	—	2,349,774	—
Communications Services	1,021,380	—	1,021,380	—
Consumer Cyclical	742,848	—	742,848	—
Consumer Non-Cyclical	909,179	—	909,179	—
Energy	705,649	—	705,649	—
Financials	1,562,148	—	1,562,148	—
Foreign Government	21,315	—	21,315	—
Mortgage-Backed Securities	2,782,895	—	2,782,895	—
Technology	287,678	—	287,678	—
Transportation	152,915	—	152,915	—
U.S. Government and Agencies	215,603	—	215,603	—
Utilities	558,894	—	558,894	—
Short-Term Investments	8,919,823	8,619,908	299,915	—

Total	$83,886,505	$44,650,889	$38,612,582	$623,034

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	124,209	124,209	—	—

Total Asset Derivatives	$124,209	$124,209	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(31)	March 2015	($6,784,062)	($6,776,407)	$7,655
5-Yr. U.S. Treasury Bond Futures	18	March 2015	2,138,680	2,140,735	2,055
30-Yr. U.S. Treasury Bond Futures	1	March 2015	140,573	144,562	3,989
Mini MSCI EAFE Index Futures	15	March 2015	1,306,255	1,318,425	12,170
S&P 500 Index Mini-Futures	26	March 2015	2,592,693	2,668,120	75,427
Ultra Long Term U.S. Treasury Bond Futures	3	March 2015	472,650	495,563	22,913
Total Futures Contracts					$124,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$36,612
Total Interest Rate Contracts		36,612
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	87,597
Total Equity Contracts		87,597

Total Asset Derivatives		$124,209

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(13,467)
Total Equity Contracts		(13,467)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	54,161
Total Interest Rate Contracts		54,161

Total		$40,694

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	36,612
Total Interest Rate Contracts		36,612
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	32,627
Total Equity Contracts		32,627

Total		$69,239

The following table presents Growth and Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,300,051	5.7%
Interest Rate Contracts	4,636,981	6.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$5,486,510	$42,703,915	$39,570,517	8,619,908	$8,619,908	$4,320
Total Value and Income Earned	5,486,510				8,619,908	4,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (17.6%)[a]	Value
Basic Materials (1.3%)
	Alpha Natural Resources, Inc., Term Loan
$490,012	3.500%, 5/22/2020	$387,419
	Crown Americas, LLC, Term Loan
520,000	0.000%, 10/20/2021[b,c]	519,350
	Fortescue Metals Group, Ltd., Term Loan
586,381	3.750%, 6/30/2019	531,261
	Ineos Group Holdings, Ltd., Term Loan
630,390	3.750%, 5/4/2018	609,833
	NewPage Corporation, Term Loan
1,100,000	9.500%, 2/11/2021	1,043,163
	Tronox Pigments BV, Term Loan
817,391	4.000%, 3/19/2020	802,408

	Total	3,893,434

Capital Goods (0.8%)
	ADS Waste Holdings, Inc., Term Loan
566,399	3.750%, 10/9/2019	548,874
	Berry Plastics Group, Inc., Term Loan
650,075	3.500%, 2/8/2020	627,784
	Rexnord, LLC, Term Loan
632,000	4.000%, 8/21/2020	618,096
	Silver II Borrower, Term Loan
574,983	4.000%, 12/13/2019	533,119
	STHI Holding Corporation, Term Loan
49,875	4.500%, 8/6/2021	49,418

	Total	2,377,291

Communications Services (6.1%)
	Atlantic Broadband Penn, LLC, Term Loan
44,013	3.250%, 11/30/2019	43,023
	Birch Communication Inc., Term Loan
544,056	7.750%, 7/17/2020	533,174
	Cengage Learning Aquisitions, Term Loan
669,937	7.000%, 3/31/2020	662,401
	Charter Communications Operating, LLC, Term Loan
738,750	3.000%, 1/3/2021	723,207
	Cincinnati Bell, Inc., Term Loan
567,812	4.000%, 9/10/2020	560,715
	Clear Channel Communications, Inc., Term Loan
600,000	6.919%, 1/30/2019	564,426
	Cumulus Media Holdings, Inc., Term Loan
677,750	4.250%, 12/23/2020	656,285
	Fairpoint Communications, Term Loan
630,376	7.500%, 2/14/2019	623,681
	Grande Communications Networks, LLC, Term Loan
630,406	4.500%, 5/29/2020	621,738
	Gray Television, Inc., Term Loan
378,377	3.750%, 6/13/2021	371,756
	Hargray Communications Group, Inc., Term Loan
641,531	5.250%, 6/26/2019	636,719
	IMG Worldwide, Inc., Term Loan
696,500	5.250%, 5/6/2021	671,691
	Integra Telecom Holdings, Inc., Term Loan
586,053	5.250%, 2/22/2019	568,840
	Intelsat Jackson Holdings SA, Term Loan
724,628	3.750%, 6/30/2019	712,853
	Level 3 Communications, Inc., Term Loan
610,000	4.000%, 8/1/2019	605,047
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
330,000	0.000%, 1/7/2022[b,c]	320,100
415,000	4.500%, 1/7/2022	403,587
	LTS Buyer, LLC, Term Loan
689,500	4.000%, 4/13/2020	673,559
	MCC Georgia, LLC, Term Loan
467,650	3.750%, 6/30/2021	456,347
	McGraw-Hill Global Education, LLC, Term Loan
596,426	5.750%, 3/22/2019	593,259
	NEP/NCP Holdco, Inc., Term Loan
651,766	4.250%, 1/22/2020	636,561
	NTelos, Inc., Term Loan
984,887	5.750%, 11/9/2019	856,851
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
554,532	5.500%, 7/31/2018	550,373
	SBA Senior Finance II, LLC, Term Loan
696,500	3.250%, 3/24/2021	680,682
	TNS, Inc., Term Loan
711,385	5.000%, 2/14/2020	703,382
	Univision Communications, Inc., Term Loan
586,042	4.000%, 3/1/2020	572,270
	Virgin Media Investment Holdings, Ltd., Term Loan
580,000	3.500%, 6/7/2020	568,754
	WideOpenWest Finance, LLC, Term Loan
600,827	4.750%, 4/1/2019	595,948
	WMG Acquisition Corporation, Term Loan
592,500	3.750%, 7/1/2020	568,800
	XO Communications, LLC, Term Loan
545,875	4.250%, 3/20/2021	534,957
	Yankee Cable Acquisition, LLC, Term Loan
589,337	4.500%, 3/1/2020	585,654
	Zayo Group, LLC, Term Loan
655,346	4.000%, 7/2/2019	647,417

	Total	18,504,057

Consumer Cyclical (2.6%)
	Amaya Gaming Group, Inc., Term Loan
189,525	5.000%, 8/1/2021[b,c]	187,488
	Book Allen Hamilton, Inc., Term Loan
339,018	3.750%, 7/31/2019	337,041

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (17.6%)[a]	Value
Consumer Cyclical (2.6%) - continued
	Burlington Coat Factory Warehouse Corporation, Term Loan
$581,646	4.250%, 8/13/2021	$573,287
	Ceridian HCM Holding, Inc., Term Loan
309,966	4.500%, 9/15/2020	304,349
	Chrysler Group, LLC, Term Loan
694,750	3.250%, 12/31/2018	686,934
	Golden Nugget, Inc., Delayed Draw
77,220	5.500%, 11/21/2019	76,110
	Golden Nugget, Inc., Term Loan
180,180	5.500%, 11/21/2019	177,591
	Hilton Worldwide Finance, LLC, Term Loan
364,035	3.500%, 10/26/2020	359,332
	J.C. Penney Corporation, Inc., Term Loan
600,850	6.000%, 5/22/2018	588,334
	Las Vegas Sands, LLC, Term Loan
519,750	3.250%, 12/19/2020	516,070
	Marina District Finance Company, Inc., Term Loan
503,250	6.750%, 8/15/2018	498,741
	MGM Resorts lnternational, Term Loan
541,708	3.500%, 12/20/2019	526,476
	Michaels Stores, Inc., Term Loan
663,337	4.000%, 1/28/2020	650,900
	Mohegan Tribal Gaming Authority, Term Loan
514,800	5.500%, 11/19/2019	493,750
	Pinnacle Entertainment, Inc., Term Loan
40,566	3.750%, 8/13/2020	39,907
	ROC Finance, LLC, Term Loan
740,625	5.000%, 6/20/2019	685,078
	Scientific Games International, Inc., Term Loan
603,900	6.000%, 10/18/2020	594,389
	Seminole Hard Rock Entertainment, Inc., Term Loan
44,773	3.500%, 5/14/2020	43,094
	Seminole Indian Tribe of Florida, Term Loan
534,005	3.000%, 4/29/2020	530,892

	Total	7,869,763

Consumer Non-Cyclical (2.5%)
	Albertsons, Inc., Term Loan
834,209	4.750%, 3/21/2019	827,953
	Biomet, Inc., Term Loan
557,783	3.670%, 7/25/2017	554,397
	Catalina Marketing Corporation, Term Loan
686,550	4.500%, 4/9/2021	651,797
	CHS/Community Health Systems, Inc., Term Loan
202,574	3.486%, 1/25/2017	201,222
539,926	4.250%, 1/27/2021	538,015
	Del Monte Corporation, Term Loan
655,050	3.500%, 3/9/2020	625,573
	HCA, Inc., Term Loan
651,750	2.919%, 3/31/2017	646,047
	JBS USA, LLC, Term Loan
659,266	3.750%, 5/25/2018	649,377
	Libbey Glass, Inc., Term Loan
343,275	3.750%, 4/9/2021	337,484
	Ortho-Clinical Diagnostics, Inc., Term Loan
721,375	4.750%, 6/30/2021	708,570
	Roundy’s Supermarkets, Inc., Term Loan
639,283	5.750%, 3/3/2021	598,260
	Supervalu, Inc., Term Loan
521,458	4.500%, 3/21/2019	511,321
	Visant Corporation, Term Loan
737,104	7.000%, 9/23/2021	714,991

	Total	7,565,007

Energy (1.0%)
	Arch Coal, Inc., Term Loan
615,549	6.250%, 5/16/2018	508,086
	Energy Solutions, LLC, Term Loan
820,875	6.750%, 5/29/2020	817,025
	Exgen Renewables I, LLC, Term Loan
427,036	5.250%, 2/6/2021	427,036
	McJunkin Red Man Corporation, Term Loan
523,375	5.000%, 11/8/2019	480,197
	Offshore Group Investment, Ltd., Term Loan
312,702	5.750%, 3/28/2019	232,963
	Pacific Drilling SA, Term Loan
586,075	4.500%, 6/3/2018	481,560

	Total	2,946,867

Financials (1.1%)
	Delos Finance Sarl, Term Loan
670,000	3.500%, 3/6/2021	663,019
	DJO Finance, LLC, Term Loan
650,112	4.250%, 9/15/2017	634,399
	Harland Clarke Holdings Corporation, Term Loan
572,688	7.000%, 5/22/2018	573,260
	MPH Acquisition Holdings, LLC, Term Loan
79,439	3.750%, 3/31/2021	77,096
	TransUnion, LLC, Term Loan
694,750	4.000%, 4/9/2021	683,460
	WaveDivision Holdings, LLC, Term Loan
738,694	4.000%, 10/15/2019	726,379

	Total	3,357,613

Technology (1.2%)
	Avago Technologies, Ltd., Term Loan
1,044,750	3.750%, 5/6/2021	1,039,965
	BMC Software, Inc., Term Loan
525,403	5.000%, 9/10/2020	509,972
	First Data Corporation, Term Loan
670,000	3.667%, 3/23/2018	656,185
	Freescale Semiconductor, Inc., Term Loan
630,424	4.250%, 2/28/2020	614,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (17.6%)[a]	Value
Technology (1.2%) - continued
	Infor US, Inc., Term Loan
$730,009	3.750%, 6/3/2020	$706,379

	Total	3,526,773

Transportation (0.6%)
	American Airlines, Inc., Term Loan
1,053,950	3.750%, 6/27/2019	1,041,218
	Delta Air Lines, Inc., Term Loan
684,679	3.250%, 4/20/2017[b,c]	676,120
	OSG Bulk Ships, Inc., Term Loan
268,650	5.250%, 8/5/2019	261,262

	Total	1,978,600

Utilities (0.4%)
	Calpine Corporation, Term Loan
649,872	4.000%, 4/1/2018	641,911
	Intergen NV, Term Loan
586,075	5.500%, 6/15/2020	580,701

	Total	1,222,612

	Total Bank Loans (cost $54,814,882)	53,242,017

Shares	Common Stock (50.4%)
Consumer Discretionary (7.2%)
4,050	Amazon.com, Inc.[d]	1,256,918
2,500	AutoZone, Inc.[d]	1,547,775
18,700	Best Buy Company, Inc.	728,926
10,250	BorgWarner, Inc.	563,238
15,200	CBS Corporation	841,168
62,915	Comcast Corporation	3,649,699
5,400	Harman International Industries, Inc.	576,234
53,150	Kohl’s Corporation	3,244,276
53,550	Las Vegas Sands Corporation	3,114,468
9,150	Marriott International, Inc.	713,974
40,675	MDC Partners, Inc.	924,136
15,600	Papa John’s International, Inc.	870,480
29,300	Starbucks Corporation	2,404,065
17,400	Toll Brothers, Inc.[d]	596,298
31,300	Tuesday Morning Corporation[d,e]	679,210

	Total	21,710,865

Consumer Staples (4.5%)
30,050	Anheuser-Busch InBev NV ADR	3,375,216
44,750	Coca-Cola Company	1,889,345
43,247	PepsiCo, Inc.	4,089,436
122,550	Rite Aid Corporation[d]	921,576
35,300	Wal-Mart Stores, Inc.	3,031,564
13,150	WhiteWave Foods Company[d]	460,119

	Total	13,767,256

Energy (3.3%)
21,900	Cameron International Corporation[d]	1,093,905
42,850	Cobalt International Energy, Inc.[d]	380,937
6,200	Concho Resources, Inc.[d]	618,450
15,150	EOG Resources, Inc.	1,394,860
13,700	EQT Corporation	1,037,090
13,675	Schlumberger, Ltd.	1,167,982
81,700	Total SA ADR[e]	4,183,040

	Total	9,876,264

82,771	Aberdeen Asia-Pacific Income Fund, Inc.	459,379
350	Acadia Realty Trust	11,211
3,200	Affiliated Managers Group, Inc.[d]	679,168
500	Agree Realty Corporation	15,545
18,250	Alexandria Real Estate Equities, Inc.	1,619,505
4,000	Apartment Investment & Management Company	148,600
29,850	Assured Guaranty, Ltd.	775,802
2,200	AvalonBay Communities, Inc.	359,458
73,204	Bank of America Corporation	1,309,620
3,000	BioMed Realty Trust, Inc.	64,620
139,150	Blackstone Group, LP	4,707,445
6,950	Boston Properties, Inc.	894,395
73,900	Brixmor Property Group, Inc.	1,835,676
9,300	Camden Property Trust	686,712
17,700	Capital One Financial Corporation	1,461,135
25,288	Citigroup, Inc.	1,368,334
326	City Office REIT, Inc.	4,173
23,700	CNO Financial Group, Inc.	408,114
15,800	Cohen & Steers REIT and Preferred Income Fund, Inc.	300,042
3,500	CubeSmart	77,245
31,750	DDR Corporation	582,930
1,300	Digital Realty Trust, Inc.	86,190
21,125	Doubleline Income Solutions Fund	420,388
15,800	Duke Realty Corporation	319,160
2,000	EPR Properties	115,260
1,500	Equity Lifestyle Properties, Inc.	77,325
10,350	Equity Residential	743,544
700	Essex PropertyTrust, Inc.	144,620
13,042	First Trust High Income Long/Short Fund	208,672
8,986	General Growth Properties, Inc.	252,776
700	Geo Group, Inc.	28,252
6,900	HCP, Inc.	303,807
1,500	Health Care REIT, Inc.	113,505
6,000	Healthcare Trust of America, Inc.	161,640
3,500	Highwoods Properties, Inc.	154,980
23,200	Host Hotels & Resorts, Inc.	551,464
86,200	Invesco, Ltd.	3,406,624
21,030	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,307,201
10,090	iShares MSCI Emerging Markets Minimum Volatility ETF[e]	571,397
110,500	KeyCorp	1,535,950
15,000	Kimco Realty Corporation	377,100
200	LaSalle Hotel Properties	8,094
26,250	Lazard, Ltd.	1,313,288
13,500	MasterCard, Inc.	1,163,160
29,450	MetLife, Inc.	1,592,950
79,271	MFS Intermediate Income Trust	378,915
2,600	Mid-America Apartment Communities, Inc.	194,168
1,200	National Health Investors, Inc.	83,952
2,800	National Retail Properties, Inc.	110,236
48,381	Nuveen Quality Preferred Income Fund II	430,591
800	Omega Healthcare Investors, Inc.	31,256
38,550	PacWest Bancorp	1,752,483
1,200	Parkway Properties, Inc.	22,068
25,714	PIMCO Dynamic Credit Income Fund	530,994
13,200	Prologis, Inc.	567,996
4,950	Public Storage, Inc.	915,007
4,600	RLJ Lodging Trust	154,238
1,600	Sabra Healthcare REIT, Inc.	48,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (50.4%)	Value
Financials (14.5%) - continued
7,253	Simon Property Group, Inc.	$1,320,844
527	Sovran Self Storage, Inc.	45,965
14,300	Spirit Realty Capital, Inc.	170,027
502	Store Capital Corporation	10,848
6,400	Summit Hotel Properties, Inc.	79,616
2,732	Tanger Factory Outlet Centers, Inc.	100,975
784	Tubman Centers, Inc.	59,913
63,832	Templeton Global Income Fund	458,952
600	Terreno Realty Corporation	12,378
1,200	UDR, Inc.	36,984
12,615	Vanguard MSCI Emerging Markets ETF	504,852
5,400	Ventas, Inc.	387,180
5,000	Vornado Realty Trust	588,550
29,063	Western Asset Emerging Markets Debt Fund, Inc.	458,033
46,185	Western Asset High Income Opportunity Fund, Inc.	248,013
19,650	Zions Bancorporation	560,221

	Total	43,990,303

Health Care (5.8%)
39,250	Abbott Laboratories	1,767,035
3,450	Actavis plc[d]	888,065
8,600	Amgen, Inc.	1,369,894
6,600	Gilead Sciences, Inc.[d]	622,116
27,400	Hologic, Inc.[d]	732,676
3,250	Illumina, Inc.[d]	599,885
47,050	Johnson & Johnson	4,920,018
173,350	Pfizer, Inc.	5,399,852
5,100	Vertex Pharmaceuticals, Inc.[d]	605,880
5,000	Waters Corporation[d]	563,600

	Total	17,469,021

Industrials (4.7%)
15,850	ADT Corporation[e]	574,246
15,778	Boeing Company	2,050,824
37,000	Delta Air Lines, Inc.	1,820,030
13,500	EMCOR Group, Inc.	600,615
9,750	FedEx Corporation	1,693,185
8,350	Flowserve Corporation	499,581
13,150	HNI Corporation	671,439
27,150	Ingersoll-Rand plc	1,721,038
33,050	Union Pacific Corporation	3,937,246
6,250	WABCO Holdings, Inc.[d]	654,875

	Total	14,223,079

Information Technology (7.5%)
7,833	Alibaba Group Holding, Ltd. ADR[d]	814,162
63,950	Apple, Inc.	7,058,801
8,600	Autodesk, Inc.[d]	516,516
73,258	E2open, Inc.[d,e]	704,009
41,150	EMC Corporation	1,223,801
16,550	Facebook, Inc.[d]	1,291,231
1,900	Google, Inc.[d]	1,000,160
1,900	Google, Inc., Class Ad	1,008,254
31,600	Juniper Networks, Inc.	705,312
4,400	Linkedln Corporation[d]	1,010,724
22,500	NetApp, Inc.	932,625
28,023	QLIK Technologies, Inc.[d]	865,630
26,950	QUALCOMM, Inc.	2,003,193
20,100	Salesforce.com, Inc.[d]	1,192,131
8,950	ServiceNow, Inc.[d]	607,258
12,100	Teradata Corporation[d]	528,528
21,250	Ubiquiti Networks, Inc.[e]	629,850
3,700	Ultimate Software Group, Inc.[d]	543,216

	Total	22,635,401

Materials (1.5%)
2,000	Airgas, Inc.	230,360
2,200	Ashland, Inc.	263,472
4,950	Crown Holdings, Inc.[d]	251,955
10,950	Domtar Corporation	440,409
4,050	FMC Corporation	230,972
49,300	Materials Select Sector SPDR Fund	2,394,994
8,550	Owens-Illinois, Inc.[d]	230,765
1,250	PPG Industries, Inc.	288,937
10,750	Steel Dynamics, Inc.	212,205

	Total	4,544,069

Utilities (1.4%)
18,300	MDU Resources Group, Inc.	430,050
32,850	NorthWestern Corporation	1,858,653
44,750	Utilities Select Sector SPDR Fund	2,113,095

	Total	4,401,798

	Total Common Stock (cost $131,933,726)	152,618,056

Principal Amount	Long-Term Fixed Income (25.8%)
Asset-Backed Securities (1.2%)
	Asset Backed Securities Corporation Home Equity Loan Trust
439,281	0.310%, 7/25/2036[f]	393,236
	Bayview Opportunity Master Fund Trust IIB, LP
388,303	3.950%, 1/28/2034*,[g]	390,227
408,909	3.228%, 7/28/2034*	409,991
	Countrywide Home Loans, Inc.
96,801	6.085%, 6/25/2021[g,h]	96,402
	Credit Based Asset Servicing and Securitization, LLC
278,671	3.666%, 12/25/2036[g]	194,997
	First Horizon ABS Trust
423,181	0.330%, 10/25/2034[f,h]	373,542
	GMAC Mortgage Corporation Loan Trust
752,311	0.350%, 8/25/2035[f,h]	665,147
472,642	0.350%, 12/25/2036[f,h]	412,628
	IndyMac Seconds Asset-Backed Trust
275,476	0.510%, 10/25/2036[f,h]	166,476
	Wachovia Asset Securitization, Inc.
596,716	0.310%, 7/25/2037*,[f,h]	523,324

	Total	3,625,970

Basic Materials (0.8%)
	Albemarle Corporation
96,000	3.000%, 12/1/2019	96,015
	Anglo American Capital plc
65,000	1.181%, 4/15/2016[f,i]	65,065
	ArcelorMittal
190,000	6.000%, 3/1/2021	197,600
	Dow Chemical Company
86,000	8.550%, 5/15/2019	106,919
	Fermaca Enterprises S de RL de CV
160,000	6.375%, 3/30/2038[i]	162,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Basic Materials (0.8%) - continued
	FMG Resources August 2006 Pty., Ltd.
$101,305	6.875%, 2/1/2018[e,i]	$91,934
	Freeport-McMoRan, Inc.
48,000	2.300%, 11/14/2017	48,058
80,000	2.375%, 3/15/2018	79,120
	Goldcorp, Inc.
100,000	2.125%, 3/15/2018	98,836
	Groupe Office Cherifien des Phosphates SA
170,000	5.625%, 4/25/2024[i]	178,500
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
227,936	8.875%, 2/1/2018	202,863
	Ineos Finance plc
263,000	7.500%, 5/1/2020[i]	276,150
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	87,261
	Minsur SA
164,000	6.250%, 2/7/2024[i]	177,120
	Mosaic Company
52,000	3.750%, 11/15/2021	54,122
	NOVA Chemicals Corporation
341,904	5.250%, 8/1/2023[i]	345,323
	Samarco Mineracao SA
150,000	5.375%, 9/26/2024[i]	139,050
	Vale Overseas, Ltd.
80,000	6.250%, 1/23/2017	85,329

	Total	2,492,065

Capital Goods (0.8%)
	BAE Systems plc
132,000	3.500%, 10/11/2016[i]	137,115
	Brand Energy & Infrastructure Services, Inc.
145,000	8.500%, 12/1/2021[i]	130,500
	Cemex SAB de CV
300,000	5.700%, 1/11/2025[i]	291,000
	CNH Capital, LLC
227,936	3.625%, 4/15/2018	224,517
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	184,300
	Harsco Corporation
78,000	2.700%, 10/15/2015	77,902
	Hutchison Whampoa Finance CI, Ltd.
99,000	1.625%, 10/31/2017[i]	98,184
	Ingersoll-Rand Global Holding Company, Ltd.
106,000	6.875%, 8/15/2018	123,052
	L-3 Communications Corporation
90,000	1.500%, 5/28/2017	89,115
	Martin Marietta Materials, Inc.
106,000	1.357%, 6/30/2017[f]	107,162
	Nortek, Inc.
227,936	8.500%, 4/15/2021	243,892
	Reynolds Group Issuer, Inc.
227,936	9.875%, 8/15/2019	241,612
	Roper Industries, Inc.
71,000	2.050%, 10/1/2018	70,414
	Textron, Inc.
132,000	4.625%, 9/21/2016	139,658
	United Rentals North America, Inc.
273,000	7.375%, 5/15/2020	294,840

	Total	2,453,263

Collateralized Mortgage Obligations (3.8%)
	Banc of America Alternative Loan Trust
672,330	6.000%, 11/25/2035	587,576
	Countrywide Alternative Loan Trust
542,595	6.500%, 8/25/2036	413,210
	Countrywide Home Loan Mortgage Pass Through Trust
468,128	2.465%, 11/25/2035	395,889
	Credit Suisse First Boston Mortgage Securities Corporation
414,169	5.250%, 10/25/2035	412,128
	Deutsche Alt-A Securities Mortgage Loan Trust
410,212	0.883%, 4/25/2047[f]	351,130
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
747,829	5.500%, 11/25/2035	707,184
	GMACM Mortgage Loan Trust
324,396	4.566%, 5/25/2035	311,480
	HarborView Mortgage Loan Trust
292,565	2.649%, 12/19/2035	258,093
	J.P. Morgan Alternative Loan Trust
753,615	6.500%, 3/25/2036	664,619
	J.P. Morgan Mortgage Trust
630,768	2.653%, 8/25/2035	627,460
584,254	2.695%, 1/25/2037	533,391
	Merrill Lynch Mortgage Investors Trust
542,326	6.250%, 8/25/2036	444,307
	MortgageIT Trust
824,013	0.430%, 12/25/2035[f]	755,879
850,339	0.370%, 4/25/2036[f]	642,384
	New York Mortgage Trust
243,272	2.630%, 5/25/2036	219,456
	Residential Accredit Loans, Inc.
468,372	5.750%, 9/25/2035	423,496
	RFMSI Trust
824,897	6.000%, 7/25/2037	747,010
	Structured Adjustable Rate Mortgage Loan Trust
362,267	5.081%, 7/25/2035	312,290
445,133	2.633%, 9/25/2035	378,420
	Structured Asset Mortgage Investments, Inc.
948,522	0.480%, 12/25/2035[f]	725,151
	WaMu Mortgage Pass Through Certificates
366,513	0.853%, 1/25/2047[f]	300,815
	Wells Fargo Mortgage Backed Securities Trust
222,809	2.612%, 3/25/2036	221,886
699,741	2.609%, 7/25/2036	682,437
465,655	6.000%, 7/25/2037	460,792

	Total	11,576,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Communications Services (2.0%)
	21st Century Fox America, Inc.	$112,019
$95,000	6.900%, 3/1/2019
	AMC Networks, Inc.
227,936	7.750%, 7/15/2021	243,892
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	78,378
	American Tower Corporation
130,000	7.000%, 10/15/2017	146,775
	British Sky Broadcasting Group plc
102,000	2.625%, 9/16/2019[i]	102,038
	British Telecommunications plc
86,000	1.250%, 2/14/2017	85,572
	CC Holdings GS V, LLC
198,000	2.381%, 12/15/2017	199,756
	CCO Holdings, LLC
227,936	7.000%, 1/15/2019	236,484
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	246,675
	Columbus International, Inc.
205,000	7.375%, 3/30/2021[i]	213,200
	Cox Communications, Inc.
84,000	9.375%, 1/15/2019[i]	105,716
	Digicel, Ltd.
257,936	6.000%, 4/15/2021[i]	241,170
	DIRECTV Holdings, LLC
86,000	5.875%, 10/1/2019	98,370
	Equinix, Inc.
200,000	5.750%, 1/1/2025	201,750
	Frontier Communications Corporation
300,000	6.875%, 1/15/2025	300,000
	Hughes Satellite Systems Corporation
273,000	6.500%, 6/15/2019	292,792
	Intelsat Jackson Holdings SA
227,936	7.250%, 10/15/2020	240,757
	Level 3 Financing, Inc.
273,000	8.625%, 7/15/2020	294,499
	SBA Tower Trust
84,000	5.101%, 4/17/2017[i]	88,416
	Sprint Communications, Inc.
227,936	9.000%, 11/15/2018[i]	259,254
	Telefonica Emisiones SAU
87,000	3.992%, 2/16/2016	89,479
78,000	3.192%, 4/27/2018	80,210
	Time Warner Cable, Inc.
48,000	8.250%, 4/1/2019	58,759
182,000	5.000%, 2/1/2020	200,561
	T-Mobile USA, Inc.
250,000	6.633%, 4/28/2021	256,562
	Univision Communications, Inc.
325,000	7.875%, 11/1/2020[i]	346,125
	UPCB Finance V, Ltd.
325,000	7.250%, 11/15/2021[i]	355,469
	Verizon Communications, Inc.
237,000	2.625%, 2/21/2020[i]	234,290
106,000	4.500%, 9/15/2020	115,090
	West Corporation
210,000	5.375%, 7/15/2022[i]	201,075
	Wind Acquisition Finance SA
120,000	4.750%, 7/15/2020[i]	112,200
40,000	7.375%, 4/23/2021[i]	37,752

	Total	5,875,085

Consumer Cyclical (1.4%)
	AMC Entertainment, Inc.
227,000	5.875%, 2/15/2022	230,405
	Chrysler Group, LLC
227,936	8.250%, 6/15/2021	252,439
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	248,535
	Daimler Finance North America, LLC
55,000	1.875%, 1/11/2018[i]	55,191
	Delphi Corporation
78,000	6.125%, 5/15/2021	85,020
	ERAC USA Finance, LLC
106,000	2.350%, 10/15/2019[i]	105,210
	Ford Motor Credit Company, LLC
150,000	1.684%, 9/8/2017	148,806
130,000	5.000%, 5/15/2018	141,251
87,000	2.597%, 11/4/2019	86,532
	General Motors Financial Company, Inc.
227,936	3.250%, 5/15/2018	228,221
150,000	4.375%, 9/25/2021	156,563
	Hyundai Capital America
84,000	1.450%, 2/6/2017[i]	83,684
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[i]	287,332
	KB Home
189,000	4.750%, 5/15/2019	186,165
	L Brands, Inc.
273,000	6.625%, 4/1/2021	307,125
	Lennar Corporation
225,000	4.500%, 11/15/2019	223,313
	Macy’s Retail Holdings, Inc.
66,000	7.450%, 7/15/2017	75,035
	Nissan Motor Acceptance Corporation
58,000	0.785%, 3/3/2017[f,i]	58,185
	Royal Caribbean Cruises, Ltd.
517,936	5.250%, 11/15/2022	543,833
	Toll Brothers Finance Corporation
76,000	4.000%, 12/31/2018	76,380
	TRW Automotive, Inc.
60,000	7.250%, 3/15/2017[i]	66,300
	Volkswagen Group of America Finance, LLC
96,000	0.672%, 11/20/2017[f,i]	95,861
	Walgreens Boots Alliance, Inc.
96,000	2.700%, 11/18/2019	96,488
	Wynn Las Vegas, LLC
273,000	5.375%, 3/15/2022	277,095

	Total	4,114,969

Consumer Non-Cyclical (1.8%)
	AbbVie, Inc.
85,000	2.000%, 11/6/2018	84,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Consumer Non-Cyclical (1.8%) - continued
	Altria Group, Inc.
$45,000	9.700%, 11/10/2018	$57,141
	Beam, Inc.
59,000	5.375%, 1/15/2016	61,686
	Becton, Dickinson and Company
96,000	2.675%, 12/15/2019	97,263
	Boston Scientific Corporation
96,000	2.650%, 10/1/2018	96,113
	CareFusion Corporation
80,000	1.450%, 5/15/2017	79,434
	Celgene Corporation
118,000	1.900%, 8/15/2017	118,416
	CHS/Community Health Systems, Inc.
273,000	7.125%, 7/15/2020	291,086
	ConAgra Foods, Inc.
104,000	2.100%, 3/15/2018	103,663
	Cott Beverages, Inc.
200,000	5.375%, 7/1/2022[i]	183,500
	Coventry Health Care, Inc.
53,000	5.950%, 3/15/2017	57,967
	CVS Health Corporation
86,000	2.250%, 12/5/2018	86,770
	Envision Healthcare Corporation
295,000	5.125%, 7/1/2022[i]	292,787
	Express Scripts Holding Company
78,000	2.650%, 2/15/2017	79,755
	Forest Laboratories, Inc.
109,000	4.375%, 2/1/2019[i]	115,144
84,000	5.000%, 12/15/2021[i]	90,957
	Fresenius Medical Care US Finance, Inc.
227,936	5.750%, 2/15/2021[i]	243,037
	Gilead Sciences, Inc.
52,000	3.050%, 12/1/2016	53,958
96,000	2.350%, 2/1/2020	96,517
	Grupo Bimbo SAB de CV
160,000	3.875%, 6/27/2024[i]	160,629
	Hawk Acquisition Sub, Inc.
273,000	4.250%, 10/15/2020	275,730
	HCA, Inc.
227,936	4.750%, 5/1/2023	231,925
	IMS Health, Inc.
250,000	6.000%, 11/1/2020[i]	257,500
	JBS Finance II, Ltd.
227,936	8.250%, 1/29/2018*	233,065
	Kroger Company
10,000	1.200%, 10/17/2016	9,978
	Lorillard Tobacco Company
84,000	8.125%, 6/23/2019	101,835
	McKesson Corporation
113,000	1.292%, 3/10/2017	112,423
	Medco Health Solutions, Inc.
50,000	7.125%, 3/15/2018	57,728
	Medtronic, Inc.
96,000	2.500%, 3/15/2020[i]	96,252
	Mondelez International, Inc.
56,000	2.250%, 2/1/2019	55,770
	Pernod Ricard SA
42,000	2.950%, 1/15/2017[i]	42,972
80,000	5.750%, 4/7/2021[i]	91,894
	Perrigo Company, Ltd.
39,000	1.300%, 11/8/2016	38,829
	Revlon Consumer Products Corporation
227,936	5.750%, 2/15/2021	227,936
	SABMiller plc
78,000	6.500%, 7/15/2018[i]	89,050
	Safeway, Inc.
17,000	3.400%, 12/1/2016	17,270
	Spectrum Brands Escrow Corporation
273,000	6.375%, 11/15/2020	284,602
	Sysco Corporation
150,000	2.350%, 10/2/2019	150,817
	Thermo Fisher Scientific, Inc.
80,000	2.400%, 2/1/2019	80,119
	Tyson Foods, Inc.
106,000	2.650%, 8/15/2019	106,966
	Valeant Pharmaceuticals International
227,936	7.250%, 7/15/2022[i]	243,037
	Whirlpool Corporation
96,000	1.650%, 11/1/2017	95,681
	WM Wrigley Jr. Company
48,000	2.000%, 10/20/2017[i]	48,346

	Total	5,400,263

Energy (1.2%)
	Boardwalk Pipelines, Ltd.
79,000	5.875%, 11/15/2016	83,877
	BP Capital Markets plc
68,000	0.652%, 11/7/2016[f]	68,011
	Buckeye Partners, LP
100,000	2.650%, 11/15/2018	98,494
	Calumet Specialty Products Partners, LP
190,000	6.500%, 4/15/2021[i]	169,100
	Canadian Natural Resources, Ltd.
96,000	1.750%, 1/15/2018	95,435
	CNOOC Nexen Finance 2014 ULC
62,000	1.625%, 4/30/2017	61,697
	CNPC General Capital, Ltd.
90,000	2.750%, 4/19/2017[i]	91,043
160,000	2.750%, 5/14/2019[i]	158,915
	Concho Resources, Inc.
277,936	6.500%, 1/15/2022	290,443
	Continental Resources, Inc.
109,000	7.125%, 4/1/2021	117,175
	Enbridge, Inc.
54,000	0.684%, 6/2/2017[f]	53,767
	Energy Transfer Partners, LP
88,000	6.700%, 7/1/2018	98,954
	Enterprise Products Operating, LLC
150,000	2.550%, 10/15/2019	148,490
	EQT Corporation
88,000	8.125%, 6/1/2019	106,091
	Harvest Operations Corporation
227,936	6.875%, 10/1/2017	219,673
	Hess Corporation
42,000	8.125%, 2/15/2019	49,971

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Energy (1.2%) - continued
	Kinder Morgan, Inc.
$48,000	3.050%, 12/1/2019	$47,618
100,000	5.000%, 2/15/2021[i]	104,035
	Kodiak Oil & Gas Corporation
227,936	5.500%, 1/15/2021	228,506
	Linn Energy, LLC
227,936	8.625%, 4/15/2020	198,304
	MEG Energy Corporation
273,000	6.375%, 1/30/2023[i]	243,653
	Offshore Group Investment, Ltd.
325,000	7.500%, 11/1/2019	242,125
	Petrobras Global Finance BV
68,000	2.000%, 5/20/2016	64,950
	Petroleos Mexicanos
90,000	4.250%, 1/15/2025[i]	89,415
	Sabine Pass Liquefaction, LLC
190,000	5.750%, 5/15/2024	186,438
	Southwestern Energy Company
100,000	7.500%, 2/1/2018	112,653
	Suncor Energy, Inc.
56,000	6.100%, 6/1/2018	62,816
	Transocean, Inc.
90,000	6.000%, 3/15/2018	86,567
	Weatherford International, Ltd.
80,000	6.000%, 3/15/2018	85,401
48,000	9.625%, 3/1/2019	56,932

	Total	3,720,549

Financials (4.7%)
	Abbey National Treasury Services plc
100,000	0.665%, 9/29/2017[f]	99,751
80,000	3.050%, 8/23/2018	82,825
	ABN AMRO Bank NV
78,000	2.500%, 10/30/2018[i]	78,781
	Air Lease Corporation
100,000	2.125%, 1/15/2018	98,250
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	336,375
	ANZ New Zealand International, Ltd.
81,000	1.400%, 4/27/2017[i]	80,839
	Aviation Capital Group Corporation
51,000	3.875%, 9/27/2016[i]	52,284
	Bank of America Corporation
120,000	5.700%, 5/2/2017	129,721
102,000	1.700%, 8/25/2017	102,023
135,000	5.750%, 12/1/2017	149,161
209,000	1.317%, 3/22/2018[f]	210,527
80,000	5.650%, 5/1/2018	88,878
104,000	8.000%, 12/29/2049[j]	111,670
	Banque Federative du Credit Mutuel SA
78,000	1.081%, 1/20/2017[f,i]	78,536
	Barclays Bank plc
68,000	5.140%, 10/14/2020	73,133
	Barclays plc
96,000	2.750%, 11/8/2019	95,413
	BB&T Corporation
130,000	2.050%, 6/19/2018	130,857
	BBVA Banco Continental SA
130,000	2.250%, 7/29/2016[i]	129,675
	BBVA International Preferred SA Unipersonal
640,000	5.919%, 12/29/2049[j]	651,392
	Bear Stearns Companies, LLC
122,000	6.400%, 10/2/2017	136,629
	BNP Paribas SA
84,000	2.375%, 9/14/2017	85,437
	BPCE SA
80,000	1.625%, 2/10/2017	80,166
320,000	5.150%, 7/21/2024[i]	329,751
	Branch Banking and Trust Company
69,000	0.664%, 12/1/2016[f]	69,063
	Caixa Economica Federal
205,000	4.250%, 5/13/2019[i]	199,875
	Capital One Financial Corporation
97,000	6.150%, 9/1/2016	104,240
	CIT Group, Inc.
225,000	3.875%, 2/19/2019	224,437
	Citigroup, Inc.
150,000	5.500%, 2/15/2017	161,248
8,000	6.000%, 8/15/2017	8,851
144,000	1.850%, 11/24/2017	143,835
63,000	8.500%, 5/22/2019	78,502
	Compass Bank
97,000	1.850%, 9/29/2017	96,586
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
120,000	4.625%, 12/1/2023	127,286
	Credit Agricole SA
100,000	6.625%, 9/29/2049[i,j]	96,925
	Credit Suisse Group AG
320,000	7.500%, 12/11/2049[i,j]	332,800
	CyrusOne, LP
227,936	6.375%, 11/15/2022	243,322
	DDR Corporation
56,000	9.625%, 3/15/2016	61,474
	Denali Borrower, LLC
425,000	5.625%, 10/15/2020[i]	442,212
	Deutsche Bank AG
109,000	1.350%, 5/30/2017	108,082
	Discover Bank
28,000	8.700%, 11/18/2019	34,626
	Discover Financial Services
47,000	6.450%, 6/12/2017	51,930
	Duke Realty, LP
96,000	8.250%, 8/15/2019	118,435
	Fifth Third Bancorp
167,000	5.450%, 1/15/2017	179,210
	General Electric Capital Corporation
95,000	5.625%, 9/15/2017	105,455
57,000	1.625%, 4/2/2018	57,087
	Genworth Financial, Inc.
92,000	7.700%, 6/15/2020	91,767
	Goldman Sachs Group, Inc.
80,000	6.250%, 9/1/2017	89,012
100,000	2.375%, 1/22/2018	101,010
52,000	2.625%, 1/31/2019	52,317
78,000	7.500%, 2/15/2019	92,778
100,000	2.550%, 10/23/2019	99,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Financials (4.7%) - continued
	Hartford Financial Services Group, Inc.
$120,000	6.000%, 1/15/2019	$136,092
	HBOS plc
104,000	6.750%, 5/21/2018[i]	115,908
	HCP, Inc.
66,000	3.750%, 2/1/2016	67,831
88,000	3.750%, 2/1/2019	92,361
	Health Care REIT, Inc.
88,000	4.700%, 9/15/2017	94,551
	HSBC Holdings plc
150,000	5.625%, 12/29/2049[j]	150,525
	Huntington National Bank
73,000	1.300%, 11/20/2016	72,699
	Icahn Enterprises, LP
300,000	6.000%, 8/1/2020	309,060
	ING Bank NV
320,000	5.800%, 9/25/2023[i]	354,969
	ING Capital Funding Trust III
68,000	3.855%, 12/29/2049[f,j]	67,830
	International Lease Finance Corporation
80,000	2.191%, 6/15/2016[f]	79,900
250,000	5.875%, 8/15/2022	271,250
	Intesa Sanpaolo SPA
63,000	3.625%, 8/12/2015[i]	63,851
30,000	3.875%, 1/16/2018	31,235
132,000	3.875%, 1/15/2019	136,672
	J.P. Morgan Chase & Company
101,000	3.450%, 3/1/2016	103,667
53,000	0.752%, 2/15/2017[f]	52,866
53,000	2.000%, 8/15/2017	53,504
52,000	6.300%, 4/23/2019	60,402
104,000	7.900%, 4/29/2049[j]	111,935
325,000	6.750%, 8/29/2049[j]	342,875
	KeyCorp
68,000	2.300%, 12/13/2018	68,235
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[i]	38,126
	Liberty Property, LP
134,000	5.500%, 12/15/2016	143,874
	Macquarie Bank, Ltd.
57,000	5.000%, 2/22/2017[i]	60,796
	MetLife, Inc.
100,000	1.903%, 12/15/2017	100,228
	Mizuho Corporate Bank, Ltd.
59,000	1.550%, 10/17/2017[i]	58,441
	Morgan Stanley
106,000	1.750%, 2/25/2016	106,575
165,000	6.250%, 8/28/2017	183,293
96,000	1.875%, 1/5/2018	95,649
106,000	6.625%, 4/1/2018	120,738
75,000	4.875%, 11/1/2022	79,656
	Murray Street Investment Trust I
173,000	4.647%, 3/9/2017	182,584
	National City Corporation
56,000	6.875%, 5/15/2019	65,786
	Nomura Holdings, Inc.
58,000	2.000%, 9/13/2016	58,468
56,000	2.750%, 3/19/2019	56,613
	Oversea-Chinese Banking Corporation, Ltd.
165,000	4.250%, 6/19/2024[i]	168,843
	PNC Bank NA
64,000	1.150%, 11/1/2016	64,085
	Preferred Term Securities XXIII, Ltd.
772,387	0.441%, 12/22/2036*,[f]	587,014
	Pricoa Global Funding I
106,000	1.350%, 8/18/2017[i]	105,564
	Realty Income Corporation
95,000	2.000%, 1/31/2018	95,175
	Regions Bank
104,000	7.500%, 5/15/2018	120,733
	Reinsurance Group of America, Inc.
104,000	5.625%, 3/15/2017	112,465
	Royal Bank of Scotland Group plc
68,000	5.050%, 1/8/2015	68,014
60,000	1.197%, 3/31/2017[f]	60,185
320,000	7.640%, 3/29/2049[j]	336,000
320,000	7.648%, 8/29/2049[j]	372,800
	Societe Generale SA
70,000	5.750%, 4/20/2016[i]	73,297
	State Bank of India
170,000	3.622%, 4/17/2019[i]	172,393
	Sumitomo Mitsui Banking Corporation
156,000	1.300%, 1/10/2017	155,704
	Suncorp-Metway, Ltd.
41,000	0.955%, 3/28/2017[f,i]	41,061
	Swiss RE Capital I, LP
80,000	6.854%, 5/29/2049[i,j]	83,800
	Synchrony Financial
159,000	1.875%, 8/15/2017	159,309
	Ventas Realty, LP
56,000	1.250%, 4/17/2017	55,478
	Voya Financial, Inc.
84,000	2.900%, 2/15/2018	85,995
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[k,l]	0
	WEA Finance, LLC
100,000	1.750%, 9/15/2017[i]	99,462

	Total	14,190,496

Foreign Government (0.5%)
	Brazil Government International Bond
160,000	5.000%, 1/27/2045	156,800
	Colombia Government International Bond
105,000	2.625%, 3/15/2023	97,493
150,000	4.000%, 2/26/2024	153,375
	Costa Rica Government International Bond
170,000	7.000%, 4/4/2044[i]	166,600
	Hungary Government International Bond
240,000	4.000%, 3/25/2019	246,600
	Mexico Government International Bond
300,000	3.600%, 1/30/2025	298,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Foreign Government (0.5%) - continued
	Poland Government International Bond
$119,000	4.000%, 1/22/2024	$126,289
	Slovenia Government International Bond
195,000	4.125%, 2/18/2019[i]	204,266
	South Africa Government International Bond
160,000	5.375%, 7/24/2044	169,000
	Uruguay Government International Bond
130,000	5.100%, 6/18/2050	131,950

	Total	1,751,323

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
80,860	5.500%, 12/1/2017	85,524
630,000	3.000%, 1/1/2030[c]	653,886
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
13,205	9.000%, 11/1/2024	14,744
892	9.000%, 4/1/2025	1,056
745	8.500%, 9/1/2025	783
15,657	8.000%, 3/1/2027	15,802
5,407	8.000%, 6/1/2027	6,629
1,336	8.500%, 7/1/2027	1,543
3,770	8.000%, 10/1/2027	4,403
2,471	8.000%, 8/1/2030	2,765
680,000	4.000%, 1/1/2045[c]	724,838
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
62	7.500%, 4/1/2015	62
1,250,000	3.500%, 1/1/2030[c]	1,320,508
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,638	10.500%, 8/1/2020	1,823
4,285	9.500%, 4/1/2025	4,306
896	8.500%, 11/1/2025	1,010
1,278	8.500%, 5/1/2026	1,339
1,223	8.000%, 8/1/2026	1,322
967	8.000%, 11/1/2026	1,177
14,261	8.000%, 9/1/2027	16,794
3,403	8.000%, 12/1/2027	3,453
6,306	8.500%, 4/1/2030	7,819
4,525,000	3.500%, 1/1/2045[c]	4,716,960
3,775,000	4.000%, 1/1/2045[c]	4,028,883
3,625,000	4.500%, 1/1/2045[c]	3,934,824
	Government National Mortgage Association 30-Yr. Pass Through
2,064	9.500%, 1/15/2025	2,365
7,242	7.000%, 1/15/2026	8,280
6,864	7.000%, 1/15/2026	7,643
6,958	6.000%, 5/15/2026	7,863
6,717	7.000%, 6/15/2026	7,466
5,584	8.500%, 6/15/2026	5,682
2,031	8.500%, 7/15/2026	2,329
6,826	8.000%, 9/15/2026	7,921
2,878	7.500%, 10/15/2026	3,200
778	8.000%, 11/15/2026	781
330	8.500%, 11/15/2026	331
1,360	9.000%, 12/15/2026	1,675
10,860	7.500%, 4/15/2027	12,275
2,955	8.000%, 6/20/2027	3,394
257	8.000%, 8/15/2027	258
24,953	6.500%, 10/15/2027	28,474
9,154	7.000%, 10/15/2027	10,769
888	7.000%, 11/15/2027	891
19,738	7.000%, 11/15/2027	20,337
48,042	7.000%, 7/15/2028	53,399
14,251	7.500%, 7/15/2028	14,893
19,976	6.500%, 9/15/2028	22,795
26,436	6.000%, 12/15/2028	30,035
18,007	6.500%, 1/15/2029	20,643
105,101	6.500%, 3/15/2029	119,930
18,742	6.500%, 4/15/2029	21,386
10,652	7.000%, 4/15/2029	11,401
32,412	6.000%, 6/15/2029	37,184
17,817	7.000%, 6/15/2029	20,059
9,537	8.000%, 5/15/2030	9,699
16,646	7.000%, 9/15/2031	19,426
17,797	6.500%, 2/15/2032	20,402

	Total	16,085,439

Technology (0.6%)
	Alibaba Group Holding, Ltd.
86,000	2.500%, 11/28/2019[i]	84,840
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[i]	192,563
	EMC Corporation
56,000	1.875%, 6/1/2018	55,810
	Fidelity National Information Services, Inc.
109,000	1.450%, 6/5/2017	108,389
	First Data Corporation
227,936	7.375%, 6/15/2019[i]	239,903
	Freescale Semiconductor, Inc.
245,000	6.000%, 1/15/2022[i]	256,025
	Hewlett-Packard Company
90,000	5.400%, 3/1/2017	97,155
	Iron Mountain, Inc.
227,936	6.000%, 8/15/2023	237,053
	Sensata Technologies BV
280,000	4.875%, 10/15/2023[i]	278,600
	Tyco Electronics Group SA
130,000	6.550%, 10/1/2017	146,332
	Xerox Corporation
130,000	7.200%, 4/1/2016	139,201

	Total	1,835,871

Transportation (0.3%)
	American Airlines Pass Through Trust
52,862	4.950%, 1/15/2023	56,430
	Avis Budget Car Rental, LLC
130,000	5.125%, 6/1/2022[i]	131,300
	Continental Airlines, Inc.
193,283	6.250%, 4/11/2020	203,067
	Delta Air Lines, Inc.
107,000	6.750%, 5/23/2017	111,548
89,532	4.950%, 5/23/2019	95,799
76,105	4.750%, 5/7/2020	80,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (25.8%)	Value
Transportation (0.3%) - continued
	Korea Expressway Corporation
$93,000	1.625%, 4/28/2017[i]	$92,480
	Southwest Airlines Company
96,000	2.750%, 11/6/2019	96,442
	United Air Lines, Inc.
54,235	10.400%, 11/1/2016	60,336

	Total	928,363

U.S. Government and Agencies (<0.1%)
	U.S. Treasury Notes
95,000	3.625%, 2/15/2044	111,796

	Total	111,796

Utilities (1.4%)
	Access Midstream Partners, LP
325,000	4.875%, 5/15/2023	329,875
	AES Corporation
227,936	7.375%, 7/1/2021	257,568
	Atlas Pipeline Partners, LP
273,000	4.750%, 11/15/2021	259,350
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020[i]	95,582
	Calpine Corporation
210,000	5.375%, 1/15/2023	212,100
	Commonwealth Edison Company
60,000	6.950%, 7/15/2018	69,353
	DCP Midstream Operating, LP
86,000	2.500%, 12/1/2017	85,901
	DTE Energy Company
96,000	2.400%, 12/1/2019	96,016
	Dynegy Finance I, Inc.
160,000	7.375%, 11/1/2022[i]	162,800
	EDP Finance BV
96,000	4.125%, 1/15/2020[i]	96,538
	El Paso Corporation
50,000	7.000%, 6/15/2017	55,125
	Electricite de France SA
76,000	0.691%, 1/20/2017[f,i]	76,207
320,000	5.625%, 12/29/2049[i,j]	337,200
	Enel Finance International NV
80,000	5.125%, 10/7/2019[i]	88,396
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	57,461
	MarkWest Energy Partners, LP
300,000	4.875%, 12/1/2024	293,250
	MidAmerican Energy Holdings Company
116,000	1.100%, 5/15/2017	114,816
42,000	5.750%, 4/1/2018	47,067
	NiSource Finance Corporation
102,000	6.400%, 3/15/2018	116,171
	NRG Energy, Inc.
227,936	6.625%, 3/15/2023	237,053
	Oleoducto Central SA
160,000	4.000%, 5/7/2021[i]	152,800
	ONEOK Partners, LP
88,000	2.000%, 10/1/2017	87,509
	Pacific Gas & Electric Company
65,000	5.625%, 11/30/2017	72,245
	Panhandle Eastern Pipe Line Company, LP
78,000	6.200%, 11/1/2017	86,688
	PG&E Corporation
57,000	2.400%, 3/1/2019	57,086
	PPL Capital Funding, Inc.
104,000	1.900%, 6/1/2018	103,823
	Sempra Energy
100,000	6.150%, 6/15/2018	113,331
	Southern Company
102,000	1.300%, 8/15/2017	101,581
	TransAlta Corporation
109,000	1.900%, 6/3/2017	108,538
	Transelec SA
160,000	4.250%, 1/14/2025[i]	159,298
	Williams Companies, Inc.	122,449
106,000	7.875%, 9/1/2021

	Total	4,253,177

	Total Long-Term Fixed Income (cost $78,894,476)	78,415,112

Shares	Preferred Stock (1.9%)
Financials (1.6%)
16,000	Affiliated Managers Group, Inc., 5.250%	413,920
4,800	Agribank FCB, 6.875%[j]	504,450
288	Bank of America Corporation, Convertible, 7.250%[j]	334,936
25,915	Citigroup, Inc., 6.875%[j]	688,821
6,250	Farm Credit Bank of Texas, 6.750%[i,j]	646,680
13,000	Goldman Sachs Group, Inc., 5.500%[j]	317,200
17,350	HSBC USA, Inc., 6.500%[j]	438,608
520	M&T Bank Corporation, 6.375%[j]	537,225
12,800	Morgan Stanley, 7.125%[j]	352,384
8,640	U.S. Bancorp 6.500%[j]	254,448
320	Wells Fargo & Company, Convertible, 7.500%[j]	385,920

	Total	4,874,592

Materials (0.1%)
12,800	CHS, Inc., 7.100%[j]	336,128

	Total	336,128

Utilities (0.2%)
4,800	Southern California Edison Company, 4.510%[j]	482,250

	Total	482,250

	Total Preferred Stock (cost $5,503,411)	5,692,970

	Collateral Held for Securities Loaned (2.2%)
6,533,365	Thrivent Cash Management Trust	6,533,365

	Total Collateral Held for Securities Loaned (cost $6,533,365)	6,533,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares or Principal Amount	Short-Term Investments (9.4%)[m]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.106%, 3/6/2015[n]	$99,981
200,000	0.150%, 4/24/2015[n]	199,906
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.080%, 3/6/2015[n]	99,986
	Thrivent Cash Management Trust
28,196,804	0.060%	28,196,804

	Total Short-Term Investments (at amortized cost)	28,596,677

	Total Investments (cost $306,276,537) 107.3%	$325,098,197

	Other Assets and Liabilities, Net (7.3%)	(22,059,710)

	Total Net Assets 100.0%	$303,038,487

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
h	All or a portion of the security is insured or guaranteed.
i	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $14,672,742 or 4.8% of total net assets.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Defaulted security. Interest is not being accrued.
l	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	At December 31, 2014, $399,873 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Income Plus Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2034	11/12/2014	$407,887
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	388,303
JBS Finance II, Ltd., 1/29/2018	8/19/2013	237,363
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	772,387
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	596,716

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that
buys, develops, manages and/or sells real estate
assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,816,345
Gross unrealized depreciation	(5,555,906)

Net unrealized appreciation (depreciation)	$18,260,439

Cost for federal income tax purposes	$306,837,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,893,434	—	3,893,434	—
Capital Goods	2,377,291	—	2,377,291	—
Communications Services	18,504,057	—	16,243,559	2,260,498
Consumer Cyclical	7,869,763	—	7,869,763	—
Consumer Non-Cyclical	7,565,007	—	6,290,057	1,274,950
Energy	2,946,867	—	2,519,831	427,036
Financials	3,357,613	—	3,357,613	—
Technology	3,526,773	—	3,526,773	—
Transportation	1,978,600	—	1,717,338	261,262
Utilities	1,222,612	—	1,222,612	—
Common Stock
Consumer Discretionary	21,710,865	21,710,865	—	—
Consumer Staples	13,767,256	13,767,256	—	—
Energy	9,876,264	9,876,264	—	—
Financials	43,990,303	43,990,303	—	—
Health Care	17,469,021	17,469,021	—	—
Industrials	14,223,079	14,223,079	—	—
Information Technology	22,635,401	22,635,401	—	—
Materials	4,544,069	4,544,069	—	—
Utilities	4,401,798	4,401,798	—	—
Long-Term Fixed Income
Asset-Backed Securities	3,625,970	—	3,625,970	—
Basic Materials	2,492,065	—	2,492,065	—
Capital Goods	2,453,263	—	2,453,263	—
Collateralized Mortgage Obligations	11,576,483	—	11,576,483	—
Communications Services	5,875,085	—	5,875,085	—
Consumer Cyclical	4,114,969	—	4,114,969	—
Consumer Non-Cyclical	5,400,263	—	5,400,263	—
Energy	3,720,549	—	3,720,549	—
Financials^	14,190,496	—	13,603,482	587,014
Foreign Government	1,751,323	—	1,751,323	—
Mortgage-Backed Securities	16,085,439	—	16,085,439	—
Technology	1,835,871	—	1,835,871	—
Transportation	928,363	—	928,363	—
U.S. Government and Agencies	111,796	—	111,796	—
Utilities	4,253,177	—	4,253,177	—
Preferred Stock
Financials	4,874,592	3,723,462	1,151,130	—
Materials	336,128	336,128	—	—
Utilities	482,250	—	482,250	—
Collateral Held for Securities Loaned	6,533,365	6,533,365	—	—
Short-Term Investments	28,596,677	28,196,804	399,873	—

Total	$325,098,197	$191,407,815	$128,879,622	$4,810,760

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	324,015	324,015	—	—

Total Asset Derivatives	$324,015	$324,015	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(220)	March 2015	($48,144,954)	($48,090,625)	$54,329
5-Yr. U.S. Treasury Bond Futures	75	March 2015	8,911,166	8,919,727	8,561
30-Yr. U.S. Treasury Bond Futures	5	March 2015	702,867	722,813	19,946
S&P 500 Index Futures	6	March 2015	2,974,897	3,078,600	103,703
Ultra Long Term U.S. Treasury Bond Futures	18	March 2015	2,835,899	2,973,375	137,476
Total Futures Contracts					$324,015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$220,312
Total Interest Rate Contracts		220,312
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	103,703
Total Equity Contracts		103,703

Total Asset Derivatives		$324,015

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	433,800
Total Equity Contracts		433,800
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	228,169
Total Interest Rate Contracts		228,169

Total		$661,969

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	220,312
Total Interest Rate Contracts		220,312
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,248)
Total Equity Contracts		(5,248)

Total		$215,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,432,169	1.5%
Interest Rate Contracts	31,679,630	10.9

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$—	$39,390,056	$32,856,691	6,533,365	$6,533,365	$23,017
Cash Management Trust-Short Term Investment	18,302,791	126,944,849	117,050,836	28,196,804	28,196,804	11,983
Total Value and Income Earned	18,302,791				34,730,169	35,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.2%)[a]	Value
Basic Materials (1.2%)
	Alpha Natural Resources, Inc., Term Loan
$325,854	3.500%, 5/22/2020	$257,630
	Crown Americas, LLC, Term Loan
540,000	0.000%, 10/20/2021[b,c]	539,325
	Fortescue Metals Group, Ltd., Term Loan
930,960	3.750%, 6/30/2019	843,450
	Ineos Group Holdings, Ltd., Term Loan
863,297	3.750%, 5/4/2018	835,144
	NewPage Corporation, Term Loan
975,000	9.500%, 2/11/2021	924,622
	Tronox Pigments BV, Term Loan
1,297,498	4.000%, 3/19/2020[b,c]	1,273,715
	Wausau Paper Corporation, Term Loan
597,000	6.500%, 7/30/2020	591,030

	Total	5,264,916

Capital Goods (0.7%)
	ADS Waste Holdings, Inc., Term Loan
583,000	3.750%, 10/9/2019	564,962
	Berry Plastics Group, Inc., Term Loan
589,500	3.500%, 2/8/2020	569,286
	Rexnord, LLC, Term Loan
592,500	4.000%, 8/21/2020	579,465
	Silver II Borrower, Term Loan
551,984	4.000%, 12/13/2019	511,794
	STHI Holding Corporation, Term Loan
598,500	4.500%, 8/6/2021	593,012

	Total	2,818,519

Communications Services (4.3%)
	Atlantic Broadband Penn, LLC, Term Loan
107,587	3.250%, 11/30/2019	105,166
	Birch Communication Inc., Term Loan
680,069	7.750%, 7/17/2020	666,468
	Block Communications, Inc., Term Loan
473,813	5.750%, 11/7/2021	470,557
	Cable & Wireless Communications plc, Term Loan
304,000	0.000%, 11/25/2016[b,c]	302,480
	Cengage Learning Acquisition, Term Loan
625,275	7.000%, 3/31/2020	618,241
	Charter Communications Operating, LLC, Term Loan
59,697	3.000%, 7/1/2020	58,466
591,000	3.000%, 1/3/2021	578,565
	Cincinnati Bell, Inc., Term Loan
680,113	4.000%, 9/10/2020[b,c]	671,611
	Clear Channel Communications, Inc., Term Loan
3,465	3.819%, 1/29/2016	3,426
570,744	6.919%, 1/30/2019	536,905
132,102	7.669%, 7/30/2019	125,662
	Cumulus Media Holdings, Inc., Term Loan
690,138	4.250%, 12/23/2020[b,c]	668,282
	Fairpoint Communications, Term Loan
59,097	7.500%, 2/14/2019	58,470
	Grande Communications Networks, LLC, Term Loan
788,008	4.500%, 5/29/2020	777,173
	Gray Television, Inc., Term Loan
431,796	3.750%, 6/13/2021	424,239
	Hargray Communications Group, Inc., Term Loan
665,273	5.250%, 6/26/2019	660,283
	IMG Worldwide, Inc., Term Loan
646,750	5.250%, 5/6/2021	623,713
	Integra Telecom Holdings, Inc., Term Loan
589,500	5.250%, 2/22/2019	572,186
	Intelsat Jackson Holdings SA, Term Loan
556,029	3.750%, 6/30/2019	546,993
	Level 3 Communications, Inc., Term Loan
800,000	4.000%, 1/15/2020	793,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
175,000	0.000%, 1/7/2022[b,c]	169,750
550,000	4.500%, 1/7/2022	534,875
	LTS Buyer, LLC, Term Loan
899,522	4.000%, 4/13/2020	878,725
	McGraw-Hill Global Education, LLC, Term Loan
566,734	5.750%, 3/22/2019	563,725
	NEP/NCP Holdco, Inc., Term Loan
786,070	4.250%, 1/22/2020	767,731
	NTelos, Inc., Term Loan
574,530	5.750%, 11/9/2019	499,841
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
545,441	5.500%, 7/31/2018	541,350
	SBA Senior Finance II, LLC, Term Loan
472,625	3.250%, 3/24/2021	461,892
	TNS, Inc., Term Loan
660,656	5.000%, 2/14/2020	653,223
	Univision Communications, Inc., Term Loan
894,063	4.000%, 3/1/2020	873,053
	Virgin Media Investment Holdings, Ltd., Term Loan
600,000	3.500%, 6/7/2020	588,366
	WideOpenWest Finance, LLC, Term Loan
629,145	4.750%, 4/1/2019	624,036
	WMG Acquisition Corporation, Term Loan
592,500	3.750%, 7/1/2020	568,800
	XO Communications, LLC, Term Loan
645,125	4.250%, 3/20/2021	632,223
	Yankee Cable Acquisition, LLC, Term Loan
568,900	4.500%, 3/1/2020	565,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.2%)[a]	Value
Communications Services (4.3%) - continued
	Zayo Group, LLC, Term Loan
$677,261	4.000%, 7/2/2019	$669,067

	Total	18,853,887

Consumer Cyclical (2.2%)
	Amaya Gaming Group, Inc., Term Loan
528,675	5.000%, 8/1/2021	522,992
	Booz Allen Hamilton, Inc., Term Loan
248,062	3.750%, 7/31/2019	246,615
	Burlington Coat Factory Warehouse Corporation, Term Loan
542,494	4.250%, 8/13/2021	534,699
	Ceridian HCM Holding, Inc., Term Loan
290,593	4.500%, 9/15/2020	285,328
	Chrysler Group, LLC, Term Loan
491,094	3.500%, 5/24/2017	487,499
272,938	3.250%, 12/31/2018	269,867
	Golden Nugget, Inc., Delayed Draw
66,825	5.500%, 11/21/2019	65,865
	Golden Nugget, Inc., Term Loan
155,925	5.500%, 11/21/2019	153,684
	Hilton Worldwide Finance, LLC, Term Loan
504,386	3.500%, 10/26/2020	497,869
	J.C. Penney Corporation, Inc., Term Loan
591,000	6.000%, 5/22/2018	578,689
	Las Vegas Sands, LLC, Term Loan
495,000	3.250%, 12/19/2020	491,495
	Marina District Finance Company, Inc., Term Loan
411,750	6.750%, 8/15/2018	408,061
	MGM Resorts lnternational, Term Loan
1,216,382	3.500%, 12/20/2019	1,182,177
	Michaels Stores, Inc., Term Loan
688,275	4.000%, 1/28/2020	675,370
	Mohegan Tribal Gaming Authority, Term Loan
445,500	5.500%, 11/19/2019	427,284
	Pinnacle Entertainment, Inc., Term Loan
630,963	3.750%, 8/13/2020[b,c]	620,710
	ROC Finance, LLC, Term Loan
592,500	5.000%, 6/20/2019	548,063
	Scientific Games International, Inc., Term Loan
594,000	6.000%, 10/18/2020	584,645
100,000	6.000%, 10/1/2021	98,417
	Seminole Hard Rock Entertainment, Inc., Term Loan
313,926	3.500%, 5/14/2020[b,c]	302,153
	Seminole Indian Tribe of Florida, Term Loan
526,500	3.000%, 4/29/2020	523,431

	Total	9,504,913

Consumer Non-Cyclical (1.5%)
	Albertsons, Inc., Term Loan
693,270	4.750%, 3/21/2019	688,070
	Biomet, Inc., Term Loan
929,638	3.670%, 7/25/2017	923,995
	Catalina Marketing Corporation, Term Loan
611,925	4.500%, 4/9/2021	580,949
	CHS/Community Health Systems, Inc., Term Loan
121,544	3.486%, 1/25/2017	120,734
447,706	4.250%, 1/27/2021	446,121
	Del Monte Corporation, Term Loan
109,449	3.500%, 3/9/2020	104,523
	HCA, Inc., Term Loan
713,194	0.000%, 3/31/2017[b,c]	706,954
	Libbey Glass, Inc., Term Loan
305,962	3.750%, 4/9/2021	300,801
	Ortho-Clinical Diagnostics, Inc., Term Loan
616,900	4.750%, 6/30/2021	605,950
	Roundy’s Supermarkets, Inc., Term Loan
609,468	5.750%, 3/3/2021	570,359
	Supervalu, Inc., Term Loan
784,982	4.500%, 3/21/2019	769,722
	Visant Corporation, Term Loan
817,853	7.000%, 9/23/2021	793,317

	Total	6,611,495

Energy (0.8%)
	Arch Coal, Inc., Term Loan
790,631	6.250%, 5/16/2018	652,603
	Energy Solutions, LLC, Term Loan
696,500	6.750%, 5/29/2020	693,233
	Exgen Renewables I, LLC, Term Loan
412,958	5.250%, 2/6/2021	412,958
	McJunkin Red Man Corporation, Term Loan
444,375	5.000%, 11/8/2019	407,714
	Offshore Group Investment, Ltd., Term Loan
404,193	5.750%, 3/28/2019	301,124
	Pacific Drilling SA, Term Loan
591,000	4.500%, 6/3/2018	485,607
	TerraForm Power Operating, LLC, Term Loan
318,400	4.750%, 7/23/2019	316,808

	Total	3,270,047

Financials (0.8%)
	Delos Finance Sarl, Term Loan
630,000	3.500%, 3/6/2021	623,435
	DJO Finance, LLC, Term Loan
615,639	4.250%, 9/15/2017	600,759
	Harland Clarke Holdings Corporation, Term Loan
577,500	7.000%, 5/22/2018	578,078
	MoneyGram International, Inc., Term Loan
521,023	4.250%, 3/27/2020	476,475
	MPH Acquisition Holdings, LLC, Term Loan
177,570	3.750%, 3/31/2021	172,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.2%)[a]	Value
Financials (0.8%) - continued
	TransUnion, LLC, Term Loan
$645,125	4.000%, 4/9/2021	$634,642
	WaveDivision Holdings, LLC, Term Loan
588,000	4.000%, 10/15/2019	578,198

	Total	3,663,919

Technology (0.8%)
	Avago Technologies, Ltd., Term Loan
1,095,000	3.750%, 5/6/2021[b,c]	1,089,985
	BMC Software, Inc., Term Loan
573,167	5.000%, 9/10/2020	556,333
	First Data Corporation, Term Loan
900,000	3.667%, 3/23/2018	881,442
	Freescale Semiconductor, Inc., Term Loan
589,545	4.250%, 2/28/2020	574,441
	Infor US, Inc., Term Loan
562,811	3.750%, 6/3/2020	545,262

	Total	3,647,463

Transportation (0.6%)
	American Airlines, Inc., Term Loan
1,058,875	3.750%, 6/27/2019	1,046,084
	Delta Air Lines, Inc., Term Loan
756,170	3.250%, 4/20/2017[b,c]	746,718
	OSG Bulk Ships, Inc.,Term Loan
701,475	5.250%, 8/5/2019	682,184

	Total	2,474,986

Utilities (0.3%)
	Calpine Corporation, Term Loan
439,721	4.000%, 4/1/2018	434,334
74,250	4.000%, 10/31/2020	73,002
	Intergen NV, Term Loan
591,000	5.500%, 6/15/2020	585,581
	NGPL PipeCo, LLC, Term Loan
384,448	6.750%, 9/15/2017	372,434

	Total	1,465,351

	Total Bank Loans (cost $59,080,965)	57,575,496

	Long-Term Fixed Income (42.9%)
Asset-Backed Securities (1.2%)
	Asset Backed Securities Corporation Home Equity Loan Trust
732,135	0.310%, 7/25/2036[d]	655,394
847,124	0.330%, 11/25/2036[d]	730,725
	Bayview Opportunity Master Fund Trust IIB, LP
1,007,331	3.623%, 7/28/2019*	1,000,621
	Countrywide Asset-Backed Certificates
496,432	5.530%, 4/25/2047	488,134
	GSAA Home Equity Trust
835,524	0.440%, 7/25/2037[d]	705,392
	J.P. Morgan Mortgage Trust
566,386	2.651%, 2/25/2036	511,384
	Renaissance Home Equity Loan Trust
393,959	5.746%, 5/25/2036[e]	286,638
632,000	6.011%, 5/25/2036[e]	447,175
931,245	5.797%, 8/25/2036[e]	596,906

	Total	5,422,369

Basic Materials (0.8%)
	Anglo American Capital plc
92,000	1.181%, 4/15/2016[d],[f]	92,092
	ArcelorMittal
730,000	6.000%, 3/1/2021	759,200
	Dow Chemical Company
64,000	8.550%, 5/15/2019	79,568
	First Quantum Minerals, Ltd.
322,000	6.750%, 2/15/2020[f]	291,410
322,000	7.000%, 2/15/2021[f]	289,800
	FMG Resources August 2006 Pty., Ltd.
142,222	6.875%, 2/1/2018[f]	129,067
	Freeport-McMoRan, Inc.
53,000	2.375%, 3/15/2018	52,417
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
670,000	8.875%, 2/1/2018	596,300
	INEOS Group Holdings SA
400,000	5.875%, 2/1/2019[f]	379,000
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	69,809
	Mosaic Company
88,000	3.750%, 11/15/2021	91,590
	Sappi Papier Holding GmbH
400,000	6.625%, 4/15/2021[f]	410,000
	Vale Overseas, Ltd.
46,000	6.250%, 1/23/2017	49,064
	Yamana Gold, Inc.
98,000	4.950%, 7/15/2024	95,646

	Total	3,384,963

Capital Goods (1.0%)
	Brand Energy& Infrastructure Services, Inc.
375,000	8.500%, 12/1/2021[f]	337,500
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[f]	751,750
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	708,100
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	453,050
	Harsco Corporation
132,000	2.700%, 10/15/2015	131,835
	Ingersoll-Rand Luxembourg Finance SA
190,000	2.625%, 5/1/2020	188,770
	L-3 Communications Corporation
123,000	1.500%, 5/28/2017	121,790
	Reynolds Group Issuer, Inc.
160,000	5.750%, 10/15/2020	164,000
410,000	6.875%, 2/15/2021	427,938
	RSC Equipment Rental, Inc.
160,000	8.250%, 2/1/2021	174,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Capital Goods (1.0%) - continued
	Sealed Air Corporation
$500,000	4.875%, 12/1/2022[f]	$496,250
	Textron, Inc.
137,000	7.250%, 10/1/2019	162,626
	United Rentals North America, Inc.
410,000	7.375%, 5/15/2020	442,800

	Total	4,560,809

Collateralized Mortgage Obligations (14.9%)
	Adjustable Rate Mortgage Trust
1,072,000	2.802%, 11/25/2035	922,130
	Alternative Loan Trust
1,150,451	6.000%, 6/25/2036	1,031,286
	American Home Mortgage Assets Trust
1,474,718	6.250%, 12/25/2036	698,246
1,722,029	0.360%, 12/25/2046[d]	1,204,072
1,785,752	0.360%, 6/25/2047[d]	1,206,041
	Banc of America Alternative Loan Trust
474,263	0.670%, 4/25/2035[d]	410,111
1,328,148	6.000%, 11/25/2035	1,160,722
	Banc of America Funding Corporation
330,859	4.828%, 5/20/2036	270,333
	BCAP, LLC Trust
1,299,108	0.350%, 3/25/2037[d]	1,079,984
	Bear Stearns Adjustable Rate Mortgage Trust
276,364	2.430%, 10/25/2035[d]	272,467
316,498	2.557%, 2/25/2036	246,752
	Citicorp Mortgage Securities Trust
460,240	6.000%, 5/25/2037	474,726
	Citigroup Mortgage Loan Trust, Inc.
411,730	5.500%, 11/25/2035	379,859
927,684	2.778%, 3/25/2037	717,116
	CitiMortgage Alternative Loan Trust
580,241	5.750%, 4/25/2037	498,226
	Countrywide Alternative Loan Trust
374,137	0.570%, 2/25/2035[d]	344,205
1,000,010	2.405%, 10/25/2035	879,634
712,288	5.220%, 10/25/2035	604,901
455,880	5.500%, 2/25/2036	423,916
244,792	6.000%, 4/25/2036	211,460
602,884	6.500%, 8/25/2036	459,122
210,820	6.000%, 1/25/2037	194,522
916,736	5.500%, 5/25/2037	794,589
	Countrywide Home Loan Mortgage Pass Through Trust
1,373,176	2.465%, 11/25/2035	1,161,273
571,349	4.932%, 2/20/2036	511,127
	Deutsche Alt-A Securities Mortgage Loan Trust
911,582	0.883%, 4/25/2047[d]	780,290
1,450,120	0.390%, 8/25/2047[d]	1,227,520
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
117,392	5.500%, 10/25/2021	112,860
368,336	0.370%, 11/25/2035[d]	237,939
805,860	5.500%, 11/25/2035	762,062
	Federal Home Loan Mortgage Corporation
7,608,725	2.500%, 12/15/2022[g]	554,766
2,281,827	2.500%, 5/15/2027[g]	199,550
2,643,400	2.500%, 2/15/2028[g]	265,225
7,892,222	2.500%, 3/15/2028[g]	792,432
4,281,876	3.000%, 4/15/2028[g]	478,274
3,448,874	3.000%, 2/15/2033[g]	465,398
	Federal National Mortgage Association
3,400,792	2.500%, 2/25/2028[g]	342,135
2,923,000	3.000%, 4/25/2028[g]	360,037
3,329,436	3.500%, 1/25/2033[g]	475,525
	First Horizon Alternative Mortgage Securities Trust
1,009,350	2.250%, 3/25/2035	904,133
	First Horizon Alternative Mortgage Securities Trust 2006-FA4
1,127,074	6.000%, 8/25/2036[d]	939,657
	First Horizon Mortgage Pass-Through Trust
984,746	2.582%, 8/25/2037	807,196
	GMACM Mortgage Loan Trust
1,730,114	4.566%, 5/25/2035	1,661,227
	Government National Mortgage Association
3,799,490	4.000%, 1/16/2027[g]	485,672
	Greenpoint Mortgage Funding Trust
721,577	0.370%, 10/25/2045[d]	568,087
	GSR Mortgage Loan Trust
214,992	0.360%, 8/25/2046[d]	206,460
	HomeBanc Mortgage Trust
404,908	2.197%, 4/25/2037	301,298
	IndyMac IMJA Mortgage Loan Trust
898,720	6.250%, 11/25/2037	803,210
	IndyMac INDX Mortgage Loan Trust
1,295,343	4.654%, 10/25/2035	1,097,579
	J.P. Morgan Alternative Loan Trust
1,226,716	6.500%, 3/25/2036	1,081,851
	J.P. Morgan Mortgage Trust
225,186	6.500%, 1/25/2035	223,981
1,048,336	2.653%, 8/25/2035	1,042,839
464,091	2.537%, 10/25/2036	416,582
900,575	0.550%, 1/25/2037[d]	584,473
710,842	2.695%, 1/25/2037	648,959
467,157	6.250%, 8/25/2037	386,013
	Lehman Mortgage Trust
569,524	0.920%, 12/25/2035[d]	412,501
	Master Asset Securitization Trust
617,830	0.670%, 6/25/2036[d]	370,415
	MASTR Alternative Loans Trust
217,143	6.500%, 7/25/2034	222,451
519,053	0.620%, 12/25/2035[d]	282,904
	Merrill Lynch Alternative Note Asset Trust
715,312	6.000%, 3/25/2037	665,481
	Morgan Stanley Mortgage Loan Trust
550,390	5.241%, 11/25/2035	424,326
	MortgagelT Trust
1,031,005	0.430%, 12/25/2035[d]	945,755
	New Century Alternative Mortgage Loan Trust
1,203,039	6.167%, 7/25/2036[e]	823,155
	RALI Trust
1,130,005	6.000%, 4/25/2036	935,303
1,140,405	0.350%, 11/25/2036[d]	821,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Collateralized Mortgage Obligations (14.9%) - continued
$1,594,580	5.750%, 4/25/2037	$1,275,665
977,115	6.250%, 4/25/2037	809,178
391,380	6.000%, 6/25/2037	323,148
1,530,895	0.360%, 7/25/2037[d]	1,285,525
	Residential Accredit Loans, Inc.
810,644	5.750%, 9/25/2035	732,974
927,543	6.000%, 1/25/2037	789,494
	Residential Asset Securitization Trust
1,069,334	5.407%, 8/25/2022	970,967
605,366	5.500%, 4/25/2035	607,458
845,182	0.550%, 8/25/2037[d]	310,085
	RFMSI Trust
902,440	5.750%, 2/25/2036	834,077
1,287,870	6.000%, 7/25/2037	1,166,270
	Sequoia Mortgage Trust
1,514,493	2.657%, 9/20/2046	1,255,431
	Structured Adjustable Rate Mortgage Loan Trust
277,679	5.500%, 12/25/2034	269,657
999,357	5.081%, 7/25/2035	861,490
420,094	2.633%, 9/25/2035	357,134
743,686	4.956%, 5/25/2036	559,734
	Structured Asset Mortgage Investments, Inc.
1,601,835	0.480%, 12/25/2035[d]	1,224,613
858,131	0.380%, 5/25/2046[d]	626,166
	Suntrust Alternative Loan Trust
1,116,526	5.750%, 12/25/2035	996,705
	WaMu Mortgage Pass Through Certificates
843,895	4.330%, 8/25/2036	758,465
719,530	1.957%, 11/25/2036	635,008
1,456,767	1.822%, 1/25/2037	1,235,360
130,202	2.239%, 8/25/2046	112,711
838,873	1.913%, 3/25/2047[d]	677,473
	Washington Mutual Alternative Mortgage Pass Through Certificates
694,176	0.770%, 6/25/2035[d]	519,801
915,374	6.000%, 11/25/2035	831,763
1,291,699	0.863%, 2/25/2047[d]	906,378
	Wells Fargo Mortgage Backed Securities Trust
1,539,431	2.609%, 7/25/2036	1,501,361
558,786	6.000%, 7/25/2037	552,951
735,812	6.000%, 11/25/2037	732,020

	Total	64,993,141

Commercial Mortgage-Backed Securities (0.4%)
	Credit Suisse Mortgage Capital Certificates
1,000,000	5.509%, 9/15/2039	1,057,576
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	704,506

	Total	1,762,082

Communications Services (2.8%)
	21st Century Fox America, Inc.
80,000	3.700%, 9/15/2024[f]	82,290
	AMC Networks, Inc.
390,000	4.750%, 12/15/2022	378,300
	American Tower Corporation
106,000	7.000%, 10/15/2017	119,678
98,000	3.450%, 9/15/2021	96,348
	CC Holdings GS V, LLC
160,000	2.381%, 12/15/2017	161,419
	CCO Holdings, LLC
400,000	6.500%, 4/30/2021	420,000
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	429,000
	Cequel Communications Escrow 1, LLC
750,000	6.375%, 9/15/2020[f]	776,250
	Columbus International, Inc.
750,000	7.375%, 3/30/2021[f]	780,000
	Digicel, Ltd.
760,000	6.000%, 4/15/2021[f]	710,600
	DIRECTV Holdings, LLC
104,000	5.875%, 10/1/2019	118,959
	DISH DBS Corporation
400,000	5.000%, 3/15/2023	387,000
	Equinix, Inc.
515,000	5.750%, 1/1/2025	519,506
	Frontier Communications Corporation
775,000	6.875%, 1/15/2025	775,000
	Hughes Satellite Systems Corporation
570,000	6.500%, 6/15/2019	611,325
	Level 3 Escrow II, Inc.
400,000	5.375%, 8/15/2022[f]	402,000
	Numericable-SFR
770,000	6.000%, 5/15/2022[f]	774,235
	SBA Tower Trust
200,000	3.598%, 4/16/2043[f]	200,489
	SprintCommunications, Inc.
570,000	9.000%, 11/15/2018[f]	648,318
	Telefonica Emisiones SAU
126,000	3.192%, 4/27/2018	129,571
	Time Warner Cable, Inc.
240,000	5.000%, 2/1/2020	264,476
	T-Mobile USA, Inc.
770,000	6.125%, 1/15/2022	781,550
	Univision Communications, Inc.
160,000	6.875%, 5/15/2019[f]	166,600
410,000	7.875%, 11/1/2020[f]	436,650
	UPCB Finance V, Ltd.
570,000	7.250%, 11/15/2021[f]	623,437
	Verizon Communications, Inc.
66,000	2.625%, 2/21/2020[f]	65,245
98,000	4.500%, 9/15/2020	106,404
98,000	5.150%, 9/15/2023	108,215
	West Corporation
770,000	5.375%, 7/15/2022[f]	737,275
	Wind Acquisition Finance SA
460,000	4.750%, 7/15/2020[f]	430,100
70,000	7.375%, 4/23/2021[f]	66,066

	Total	12,306,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Consumer Cyclical (1.7%)
	AMC Entertainment, Inc.
$400,000	5.875%, 2/15/2022	$406,000
	Brookfield Residential Properties, Inc.
570,000	6.500%, 12/15/2020[f]	595,650
	Chrysler Group, LLC
530,000	8.000%, 6/15/2019	557,162
	Delphi Corporation
132,000	6.125%, 5/15/2021	143,880
	Ford Motor Credit Company, LLC
130,000	5.000%, 5/15/2018	141,251
95,000	2.597%, 11/4/2019	94,489
	General Motors Company
98,000	6.250%, 10/2/2043	117,071
	General Motors Financial Company, Inc.
570,000	3.250%, 5/15/2018	570,713
83,000	4.375%, 9/25/2021	86,631
	Hilton Worldwide Finance, LLC
730,000	5.625%, 10/15/2021	762,850
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[f]	201,000
125,000	4.250%, 11/15/2019[f]	125,938
420,000	5.625%, 2/1/2023[f]	442,050
	L Brands, Inc.
570,000	5.625%, 2/15/2022	612,750
	Lennar Corporation
410,000	12.250%, 6/1/2017	487,900
160,000	4.125%, 12/1/2018	158,400
	Macy’s Retail Holdings, Inc.
176,000	7.450%, 7/15/2017	200,093
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	787,500
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	124,620
	TRW Automotive, Inc.
80,000	7.250%, 3/15/2017[f]	88,400
	Wynn Las Vegas, LLC
570,000	5.375%, 3/15/2022	578,550

	Total	7,282,898

Consumer Non Cyclical (2.3%)
	Actavis Funding SCS
95,000	4.850%, 6/15/2044	96,400
	Altria Group, Inc.
114,000	9.700%, 11/10/2018	144,758
	Aviv Healthcare Properties, LP
400,000	6.000%, 10/15/2021	416,000
	CareFusion Corporation
45,000	1.450%, 5/15/2017	44,682
	ConAgra Foods, Inc.
127,000	2.100%, 3/15/2018	126,588
	Cott Beverages, Inc.
770,000	5.375%, 7/1/2022[f]	706,475
	CVS Health Corporation
64,000	2.250%, 12/5/2018	64,573
	Endo Finance LLC & Endo Finco, Inc.
160,000	7.000%, 7/15/2019[f]	167,000
410,000	7.000%, 12/15/2020[f]	430,500
	Envision Healthcare Corporation
750,000	5.125%, 7/1/2022[f]	744,375
	Forest Laboratories, Inc.
97,000	4.375%, 2/1/2019[f]	102,468
	Hawk Acquisition Sub, Inc.
570,000	4.250%, 10/15/2020	575,700
	HCA, Inc.
575,000	3.750%, 3/15/2019	575,719
	Hospira, Inc.
560,000	5.200%, 8/12/2020	600,783
	IMS Health, Inc.
320,000	6.000%, 11/1/2020[f]	329,600
	JBS Finance II, Ltd.
730,000	8.250%, 1/29/2018*	746,425
	JBS USA, LLC
390,000	5.875%, 7/15/2024[f]	383,175
	Lorillard Tobacco Company
129,000	8.125%, 6/23/2019	156,390
	Medco Health Solutions, Inc.
100,000	7.125%, 3/15/2018	115,456
	Medtronic, Inc.
190,000	4.375%, 3/15/2035[f]	201,563
	Mondelez International, Inc.
86,000	2.250%, 2/1/2019	85,647
	Ortho-Clinical Diagnostics, Inc.
750,000	6.625%, 5/15/2022[f]	674,062
	Pernod Ricard SA
64,000	5.750%, 4/7/2021[f]	73,515
	SABMiller plc
48,000	6.500%, 7/15/2018[f]	54,800
	Safeway, Inc.
37,000	3.400%, 12/1/2016	37,588
	Spectrum Brands Escrow Corporation
570,000	6.375%, 11/15/2020	594,225
	Tenet Healthcare Corporation
730,000	8.125%, 4/1/2022	815,775
	Thermo Fisher Scientific, Inc.
128,000	2.400%, 2/1/2019	128,191
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	106,103
	Valeant Pharmaceuticals International
85,000	6.875%, 12/1/2018[f]	87,677
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[f]	442,800

	Total	9,829,013

Energy (1.8%)
	Buckeye Partners, LP
98,000	2.650%, 11/15/2018	96,524
	Calumet Specialty Products Partners, LP
400,000	6.500%, 4/15/2021[f]	356,000
	Chaparral Energy, Inc.
400,000	7.625%, 11/15/2022	262,000
	CNPC General Capital, Ltd.
123,000	2.750%, 4/19/2017[f]	124,426
	Concho Resources, Inc.
570,000	5.500%, 10/1/2022	575,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Energy (1.8%) - continued
	El Paso, LLC
$80,000	7.800%, 8/1/2031	$97,410
	Enbridge Energy Partners, LP
810,000	8.050%, 10/1/2037	878,850
	Energy Transfer Partners, LP
62,000	6.700%, 7/1/2018	69,718
	Energy XXI Gulf Coast, Inc.
770,000	7.500%, 12/15/2021	415,800
	Ensco plc
83,000	4.500%, 10/1/2024	80,674
	Enterprise Products Operating, LLC
83,000	2.550%, 10/15/2019	82,164
	EQT Corporation
60,000	5.150%, 3/1/2018	64,096
62,000	8.125%, 6/1/2019	74,746
	EQT Midstream Partners, LP
98,000	4.000%, 8/1/2024	97,046
	Hess Corporation
95,000	8.125%, 2/15/2019	113,030
	Kinder Morgan, Inc.
95,000	5.300%, 12/1/2034	96,430
	Linn Energy, LLC
570,000	6.250%, 11/1/2019	481,650
	Marathon Petroleum Corporation
75,000	3.625%, 9/15/2024	73,500
	MEG Energy Corporation
160,000	6.500%, 3/15/2021[f]	146,000
410,000	6.375%, 1/30/2023[f]	365,925
	Offshore Group Investment, Ltd.
570,000	7.500%, 11/1/2019	424,650
	Petrobras Global Finance BV
145,000	2.000%, 5/20/2016	138,497
	Plains All American Pipeline, LP
94,000	3.600%, 11/1/2024	92,281
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	689,850
	Rosetta Resources, Inc.
550,000	5.875%, 6/1/2022	495,000
	Sabine Pass Liquefaction, LLC
730,000	5.750%, 5/15/2024	716,312
	Suncor Energy, Inc.
86,000	6.100%, 6/1/2018	96,467
75,000	3.600%, 12/1/2024	74,112
	Transocean, Inc.
120,000	6.000%, 3/15/2018	115,423
	Weatherford International, Ltd.
80,000	6.000%, 3/15/2018	85,401
62,000	9.625%, 3/1/2019	73,537
	Williams Companies, Inc.
98,000	3.700%, 1/15/2023	88,012

	Total	7,641,231

Financials (8.0%)
	Abbey National Treasury Services plc
64,000	3.050%, 8/23/2018	66,260
	ABN AMRO Bank NV
132,000	2.500%, 10/30/2018[f]	133,322
	Aegon NV
720,000	2.549%, 7/29/2049[d,h]	594,000
	AGI Life Holdings, Inc.
$800,000	7.570%, 12/1/2045*	1,057,156
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	591,000
	American Express Company
750,000	6.800%, 9/1/2066	785,625
	Aviation Capital Group Corporation
96,000	3.875%, 9/27/2016[f]	98,417
	Banco de Brasil SA
1,140,000	9.000%, 12/31/2049[f,h]	1,060,200
	Bank of America Corporation
164,000	5.700%, 5/2/2017	177,285
148,000	5.650%, 5/1/2018	164,424
380,000	6.250%, 9/29/2049[h]	375,606
90,000	8.000%, 12/29/2049[h]	96,637
	Bank of New York Mellon Corporation
480,000	4.500%, 12/31/2049[h]	442,500
	Barclays Bank plc
100,000	5.140%, 10/14/2020	107,549
	BBVA Banco Continental SA
117,000	2.250%, 7/29/2016[f]	116,708
	BBVA International Preferred SA Unipersonal
1,030,000	5.919%, 12/29/2049[h]	1,048,334
	BNP Paribas SA
775,000	5.186%, 6/29/2049[f,h]	775,000
	BPCE SA
375,000	5.150%, 7/21/2024[f]	386,427
	Citigroup, Inc.
97,000	1.850%, 11/24/2017	96,889
128,000	8.500%, 5/22/2019	159,497
95,000	3.750%, 6/16/2024	97,019
	Cooperative Central Raiffeisen- Boerenleenbank BA
525,000	11.000%, 12/29/2049[f,h]	675,675
	Credit Agricole SA
380,000	6.625%, 9/29/2049[f,h]	368,315
	Credit Suisse Group AG
400,000	7.500%, 12/11/2049[f,h]	416,000
760,000	6.250%, 12/29/2049[f,h]	730,930
	CyrusOne, LP
570,000	6.375%, 11/15/2022	608,475
	DDR Corporation
86,000	9.625%, 3/15/2016	94,407
	Denali Borrower, LLC
760,000	5.625%, 10/15/2020[f]	790,780
	Discover Bank
43,000	8.700%, 11/18/2019	53,176
	Discover Financial Services
90,000	6.450%, 6/12/2017	99,440
	Duke Realty, LP
95,000	4.375%, 6/15/2022	100,563
	Fifth Third Bancorp
575,000	4.900%, 12/29/2049[h]	556,313
600,000	5.100%, 12/31/2049[h]	555,750
	GE Capital Trust I
380,000	6.375%, 11/15/2067	409,280
	General Electric Capital Corporation
800,000	6.250%, 12/15/2049[h]	871,000
	Genworth Financial, Inc.
121,000	7.700%, 6/15/2020	120,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Financials (8.0%) - continued
	Goldman Sachs Group, Inc.
$45,000	6.250%, 9/1/2017	$50,069
43,000	2.375%, 1/22/2018	43,434
88,000	2.625%, 1/31/2019	88,537
122,000	7.500%, 2/15/2019	145,114
	Hartford Financial Services Group, Inc.
106,000	6.000%, 1/15/2019	120,215
	HBOS plc
116,000	6.750%, 5/21/2018[f]	129,282
	HCP, Inc.
64,000	3.750%, 2/1/2019	67,171
	Health Care REIT, Inc.
110,000	4.700%, 9/15/2017	118,189
	HSBC Holdings plc
750,000	5.625%, 12/29/2049[h]	752,625
380,000	6.375%, 12/29/2049[h]	383,800
	Icahn Enterprises, LP
770,000	6.000%, 8/1/2020	793,254
	ILFC E-Capital Trust II
1,575,000	6.250%, 12/21/2065[d,f]	1,519,875
	ING Capital Funding Trust III
819,000	3.855%, 12/29/2049[d,h]	816,952
	International Lease Finance Corporation
64,000	2.191%, 6/15/2016[d]	63,920
390,000	5.875%, 8/15/2022	423,150
	Antes Sanpaolo SPA
41,000	3.875%, 1/16/2018	42,687
100,000	3.875%, 1/15/2019	103,539
	J.P. Morgan Chase & Company
88,000	6.300%, 4/23/2019	102,219
95,000	3.625%, 5/13/2024	97,242
166,000	3.875%, 9/10/2024	166,141
77,000	7.900%, 4/29/2049[h]	82,875
750,000	6.750%, 8/29/2049[h]	791,250
190,000	5.000%, 12/29/2049[h]	185,903
200,000	6.000%, 12/29/2049[h]	197,500
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058[f]	810,399
25,000	5.000%, 6/1/2021[f]	27,233
	Lincoln National Corporation
770,000	6.050%, 4/20/2067	770,000
	Lloyds Banking Group plc
800,000	6.413%, 1/29/2049[f,h]	852,000
865,000	5.920%, 9/29/2049[f,h]	858,513
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[f]	1,051,382
	MetLife, Inc.
400,000	6.400%, 12/15/2036	446,000
	Morgan Stanley
87,000	6.250%, 8/28/2017	96,645
64,000	4.875%, 11/1/2022	67,973
	Murray Street Investment Trust I
88,000	4.647%, 3/9/2017	92,875
	National City Corporation
86,000	6.875%, 5/15/2019	101,029
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	85,931
	Prudential Financial, Inc.
380,000	5.875%, 9/15/2042	400,900
775,000	5.625%, 6/15/2043	792,283
	QBE Capital Funding III, Ltd.
400,000	7.250%, 5/24/2041[f]	436,000
	RBS Capital Trust III
1,000,000	2.095%, 9/29/2049[d,h]	994,500
	Realty Income Corporation
78,000	2.000%, 1/31/2018	78,144
	Regions Bank
67,000	7.500%, 5/15/2018	77,780
	Reinsurance Group of America, Inc.
160,000	5.625%, 3/15/2017	173,023
	Royal Bank of Scotland Group plc
82,000	1.197%, 3/31/2017[d]	82,253
83,000	5.125%, 5/28/2024	84,427
375,000	7.648%, 8/29/2049[h]	436,875
	Societe Generale SA
124,000	5.750%, 4/20/2016[f]	129,841
760,000	6.000%, 12/31/2049[f,h]	691,600
400,000	7.875%, 12/31/2049[f,h]	387,500
	Swiss RE Capital I, LP
823,000	6.854%, 5/29/2049[f,h]	862,092
	Synchrony Financial
94,000	1.875%, 8/15/2017	94,183
94,000	3.750%, 8/15/2021	96,020
	Voya Financial, Inc.
129,000	2.900%, 2/15/2018	132,064
200,000	5.650%, 5/15/2053	198,000
	Wells Fargo & Company
400,000	5.900%, 12/29/2049[h]	403,000
	ZFS Finance USA Trust II
977,000	6.450%, 12/15/2065[f]	1,029,436

	Total	35,005,497

Foreign Government (0.2%)
	Mexico Government International Bond
930,000	4.000%, 10/2/2023	964,875

	Total	964,875

Mortgage-Backed Securities (4.3%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,000,000	3.500%, 1/1/2030[c]	2,112,812
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,500,000	3.500%, 1/1/2045[c]	1,563,633
8,650,000	4.000%, 1/1/2045[c]	9,231,746
5,400,000	4.500%, 1/1/2045[c]	5,861,532

	Total	18,769,723

Technology (0.7%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[f]	414,750
	Amkor Technology, Inc.
670,000	6.625%, 6/1/2021	663,300
	First Data Corporation
570,000	7.375%, 6/15/2019[f]	599,925
	Freescale Semiconductor, Inc.
570,000	6.000%, 1/15/2022[f]	595,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Technology (0.7%) - continued
	Sensata Technologies BV
$725,000	4.875%, 10/15/2023[f]	$721,375

	Total	2,995,000

Transportation (0.3%)
	American Airlines Pass Through Trust
81,181	4.950%, 1/15/2023	86,661
	Avis Budget Car Rental, LLC
770,000	5.125%, 6/1/2022 [f]	777,700
	Burlington Northern Santa Fe, LLC
94,000	3.400%, 9/1/2024	95,716
	Delta Air Lines, Inc.
63,079	4.950%, 5/23/2019	67,495
53,620	4.750%, 5/7/2020	57,040
	Korea Expressway Corporation
123,000	1.625%, 4/28/2017[f]	122,312
	Southwest Airlines Company
95,000	2.750%, 11/6/2019	95,437
	United Air Lines, Inc.
63,806	10.400%, 11/1/2016	70,984

	Total	1,373,345

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
1,000,000	0.500%, 7/31/2016	1,000,469

	Total	1,000,469

Utilities (2.3%)
	Access Midstream Partners, LP
390,000	4.875%, 5/15/2023	395,850
	AES Corporation
390,000	7.375%, 7/1/2021	440,700
	Atlas Pipeline Partners, LP
570,000	4.750%, 11/15/2021	541,500
	Calpine Corporation
560,000	6.000%, 1/15/2022[f]	596,400
730,000	5.375%, 1/15/2023	737,300
	Commonwealth Edison Company
82,000	6.950%, 7/15/2018	94,782
	DCP Midstream Operating, LP
129,000	2.500%, 12/1/2017	128,852
	DCP Midstream, LLC
300,000	5.850%, 5/21/2043[f]	291,000
	Dynegy Finance I, Inc.
700,000	7.375%, 11/1/2022[f]	712,250
	Electricity de France SA
1,240,000	5.250%, 12/29/2049[f,h]	1,271,000
	Enel Finance International NV
64,000	5.125%, 10/7/2019[f]	70,717
	Enterprise Products Operating, LLC
960,000	7.034%, 1/15/2068	1,053,000
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	97,241
	MarkWest Energy Partners, LP
780,000	4.875%, 12/1/2024	762,450
	MidAmerican Energy Holdings Company
88,000	5.750%, 4/1/2018	98,617
	NRG Energy, Inc.
390,000	6.625%, 3/15/2023	405,600
	ONEOK Partners, LP
62,000	2.000%, 10/1/2017	61,654
	PPL Capital Funding, Inc.
159,000	1.900%, 6/1/2018	158,730
	Southern California Edison Company
1,700,000	6.250%, 8/1/2049[h]	1,884,875
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	388,000

	Total	10,190,518

	Total Long-Term Fixed Income (cost $183,033,731)	187,482,239

Shares	Common Stock (32.9%)
Consumer Discretionary (2.8%)
14,750	Barnes & Noble, Inc.[i]	342,495
4,000	Bayerische Motoren Werke AG	431,674
30,400	Best Buy Company, Inc.	1,184,992
10,500	Canon Marketing Japan, Inc.	177,950
9,700	Coach, Inc.	364,332
20,300	Comcast Corporation	1,177,603
49,400	Dixons Carphone plc	356,025
16,850	Dollar Tree, Inc.[i]	1,185,903
25,200	EDION Corporation	176,265
7,800	Gap, Inc.	328,458
19,100	Hakuhodo Dy Holdings, Inc.	182,786
7,000	Hennes & Mauritz AB	290,815
6,500	Hilton Worldwide Holdings, Inc.[i]	169,585
53,656	Home Retail Group plc	172,920
22,100	Honda Motor Company, Ltd.	648,376
57,393	ITV plc	191,447
10,050	Kohl’s Corporation	613,452
21	Lear Corporation	2,060
16,900	Lowe’s Companies, Inc.	1,162,720
84,000	Luk Fook Holdings International, Ltd.	315,011
5,150	Madison Square Garden Company[i]	387,589
2,200	RTL Group SA	209,784
13,400	Ruth’s Hospitality Group, Inc.	201,000
25,600	Sekisui House, Ltd.	336,844
84,000	SJM Holdings, Ltd.	132,795
48,400	Sky Network Television, Ltd.	227,222
11,600	Stage Stores, Inc.	240,120
16,500	Sumitomo Forestry Company, Ltd.	161,363
24,800	Suzuki Motor Corporation	743,191

	Total	12,114,777

Consumer Staples (1.7%)
12,400	Associated British Foods plc	606,226
3,239	British American Tobacco plc	175,525
20,400	Coca-Cola Company	861,288
8,800	Coca-Cola Enterprises, Inc.	389,136
12,950	CVS Health Corporation	1,247,214
17,973	Imperial Tobacco Group plc	791,164
11,100	Japan Tobacco, Inc.	305,503
3,800	Nestle SA	277,024
56,800	Rite Aid Corporation[i]	427,136
13,900	Tyson Foods, Inc.	557,251
6,100	Wal-Mart Stores, Inc.	523,868
6,728	Wesfarmers, Ltd.	227,794
10,050	WhiteWave Foods Company[i]	351,650
9,050	Whole Foods Market, Inc.	456,301

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (32.9%)	Value
Consumer Staples (1.7%) - continued
104,000	Wilmar International, Ltd.	$253,410

	Total	7,450,490

Energy (1.5%)
137,680	BP plc	873,936
23,461	BW LPG, Ltd.	163,399
5,350	Cabot Oil & Gas Corporation	158,413
10,500	CAT Oil AG	185,623
32,300	Eni SPA	565,784
12,050	EOG Resources, Inc.	1,109,443
24,900	ERG SPA	278,856
28,700	Halliburton Company	1,128,771
45,700	Patterson-UTI Energy, Inc.	758,163
28,400	Pioneer Energy Services Corporation[i]	157,336
19,957	Royal Dutch Shell plc, Class B	689,537
7,450	Southwestern Energy Company[i]	203,311
10,300	Total SA	527,691
5,100	Whiting Petroleum Corporation[i]	168,300

	Total	6,968,563

Financials (12.4%)
500	Acadia Realty Trust	16,015
6,700	Aflac, Inc.	409,303
700	Agree Realty Corporation	21,763
3,700	Alexandria Real Estate Equities, Inc.	328,338
4,100	Allianz SE	679,069
21,400	AmTrust Financial Services, Inc.[j]	1,203,750
5,700	Apartment Investment & Management Company	211,755
200,000	Apollo Investment Corporation	1,484,000
115,400	Ares Capital Corporation	1,800,817
7,684	Australia & New Zealand Banking Group, Ltd.	199,937
3,100	AvalonBay Communities, Inc.	506,509
7,600	AXA SA	175,128
43,400	Banco Santander SA	364,262
97,200	Bank Leumi Le-lsrael BMi	332,056
60,400	Bank ofAmerica Corporation	1,080,556
4,310	Bank of Nova Scotia	245,994
4,200	BioMed Realty Trust, Inc.	90,468
4,200	Boston Properties, Inc.	540,498
8,800	Brixmor Property Group, Inc.	218,592
2,400	Camden Property Trust	177,216
6,900	Cash America International, Inc.	156,078
18,150	Charles Schwab Corporation	547,948
52,000	Cheung Kong Holdings, Ltd.	870,835
22,000	Citigroup, Inc.	1,190,420
414	City Office REIT, Inc.	5,299
4,900	CubeSmart	108,143
18,000	DBS Group Holdings, Ltd.	278,664
1,800	Digital Realty Trust, Inc.	119,340
11,250	Discover Financial Services	736,763
22,100	Duke Realty Corporation	446,420
8,200	Employers Holdings, Inc.	192,782
7,266	Enova International, Inc.[i]	161,741
2,800	EPR Properties	161,364
2,100	Equity Lifestyle Properties, Inc.	108,255
5,700	Equity Residential	409,488
3,100	Erie Indemnity Company	281,387
1,000	Essex Property Trust, Inc.	206,600
22,000	F.N.B. Corporation	293,040
16,050	First Financial Bancorp	298,370
21,600	Forestar Real Estate Group, Inc.[j]	332,640
12,667	General Growth Properties, Inc.	356,323
1,000	Geo Group, Inc.	40,360
120,000	Golub Capital BDC, Inc.	2,151,600
6,400	Hancock Holding Company	196,480
25,800	Hang Seng Bank, Ltd.	428,808
9,700	HCP, Inc.	427,091
2,100	Health Care REIT, Inc.	158,907
8,400	Healthcare Trust of America, Inc.	226,296
5,000	Highwoods Properties, Inc.	221,400
6,600	Horace Mann Educators Corporation	218,988
20,600	Host Hotels & Resorts, Inc.	489,662
104,867	HSBC Holdings plc	990,970
35,700	Huntington Bancshares, Inc.	375,564
9,100	iShares Intermediate Credit Bond ETF	994,903
14,400	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,579,824
14,400	iShares MSCI Emerging Markets Minimum Volatility ETF	815,472
27,000	iShares S&P U.S. Preferred Stock Index Fund	1,064,880
31,350	KeyCorp	435,765
21,100	Kimco Realty Corporation	530,454
300	LaSalle Hotel Properties	12,141
6,850	Lazard, Ltd.	342,705
22,700	MetLife, Inc.	1,227,843
3,600	Mid-America Apartment Communities, Inc.	268,848
1,500	Muenchener Rueckversicherungs- Gesellschaft AG	298,707
23,100	National Australia Bank, Ltd.	629,943
1,600	National Health Investors, Inc.	111,936
4,100	National Retail Properties, Inc.	161,417
12,300	OFG Bancorp	204,795
1,100	Omega Healthcare Investors, Inc.	42,977
1,700	Parkway Properties, Inc.	31,263
7,750	Principal Financial Group, Inc.	402,535
12,700	Prologis, Inc.	546,481
9,200	Prudential Financial, Inc.	832,232
2,800	Public Storage, Inc.	517,580
22,600	Regions Financial Corporation	238,656
6,500	RLJ Lodging Trust	217,945
19,164	Royal Bank of Canada	1,323,566
2,400	Sabra Healthcare REIT, Inc.	72,888
5,200	Simon Property Group, Inc.	946,972
93,000	Solar Capital, Ltd.	1,674,930
703	Sovran Self Storage, Inc.	61,316
111,000	SPDR Euro Stoxx 50 ETF	4,091,460
20,000	Spirit Realty Capital, Inc.	237,800
706	Store Capital Corporation	15,257
62,824	Summit Hotel Properties, Inc.	781,531
3,000	Swiss Re AG	251,315
2,350	T. Rowe Price Group, Inc.	201,771
3,864	Tanger Factory Outlet Centers, Inc.	142,813
1,166	Tubman Centers, Inc.	89,106
850	Terreno Realty Corporation	17,536
18,897	Toronto-Dominion Bank[j]	902,886
232,750	Two Harbors Investment Corporation	2,332,155
17,050	U.S. Bancorp	766,397
1,700	UDR, Inc.	52,394
25,000	Vanguard High Dividend Yield ETF	1,718,750
7,500	Ventas, Inc.	537,750
4,800	Vornado Realty Trust	565,008
7,100	W.R. Berkley Corporation	363,946
27,150	Wells Fargo & Company	1,488,363
2,700	Zurich Insurance Group AGi	843,756

	Total	54,263,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (32.9%)	Value
Health Care (4.2%)
5,700	Abaxis, Inc.	$323,931
3,200	AbbVie, Inc.	209,408
2,500	Actelion, Ltd.	287,803
11,550	Aetna, Inc.	1,025,986
5,450	AmerisourceBergen Corporation	491,372
12,854	AMN Healthcare Services, Inc.[i]	251,938
6,400	Anthem, Inc.	804,288
20,400	Astellas Pharmaceutical, Inc.	284,011
3,000	Bayer AG	408,926
2,550	Biogen Idec, Inc.[i]	865,597
2,829	Boiron SA	239,004
39,050	Boston Scientific Corporation[i]	517,413
13,250	Bruker Corporation[i]	259,965
5,450	Centene Corporation[i]	565,983
5,100	CSL, Ltd.	358,253
3,200	Cyberonics, Inc.[i]	178,176
5,950	Eli Lilly and Company	410,491
45,689	Fisher & Paykel Healthcare Corporation, Ltd.	222,748
14,150	Gilead Sciences, Inc.[i]	1,333,779
14,071	GlaxoSmithKline plc	301,874
9,150	HCA Holdings, Inc.[i]	671,519
28,300	Healthways, Inc.[i]	562,604
9,461	ICON plc[i]	482,416
9,950	Johnson & Johnson	1,040,471
1,700	Lonza Group AG	191,406
1,650	McKesson Corporation	342,507
14,850	Merck & Company, Inc.	843,332
15,900	Otsuka Holdings Company, Ltd.	476,701
9,600	PAREXEL International Corporation[i]	533,376
53,100	Pfizer, Inc.	1,654,065
5,550	Quintiles Transnational Holdings, Inc.[i]	326,729
13,300	Recordati SPA	206,195
1,300	Roche Holding AG - BR	350,248
1,100	Roche Holding AG - Genusschein	298,036
11,900	Sagent Pharmaceuticals, Inc.[i]	298,809
3,900	Sanofi	355,566
14,100	Sonic Healthcare, Ltd.	212,128

	Total	18,187,054

Industrials (4.1%)
7,700	Abertis Infrastructures SA	152,690
180,500	Alerian MLP ETF	3,162,360
9,700	Allison Transmission Holdings, Inc.	328,830
8,400	Caterpillar, Inc.	768,852
11,100	COMSYS Holdings Corporation	151,845
17,100	Con-way, Inc.	840,978
16,500	Delta Air Lines, Inc.	811,635
7,800	easyJet plc	201,857
17,800	Flowserve Corporation	1,064,974
52,850	General Electric Company	1,335,520
44,000	Hutchison Whampoa, Ltd.	502,989
42,200	ITOCHU Corporation	450,489
6,100	Jacobs Engineering Group, Inc.[i]	272,609
18,700	KAR Auction Services, Inc.	647,955
10,800	KONE OYJ	491,701
3,250	Lockheed Martin Corporation	625,853
4,200	Mabuchi Motor Company, Ltd.	166,708
18,300	Meritor, Inc.[i]	277,245
16,500	Pentair, Ltd.	1,095,930
26,800	Performant Financial Corporation[i]	178,220
9,550	Quad/Graphics, Inc.	219,268
6,300	Safran SA	388,679
7,500	Siemens AG	841,531
29,150	Southwest Airlines Company	1,233,628
8,368	Stantec, Inc.	229,980
40,000	Toda Corporation	157,760
23,000	TOTO, Ltd.	267,552
16,751	Wajax Corporation	443,646
4,600	Woodward, Inc.	226,458
13,024	WS Atkins plc	275,830

	Total	17,813,572

Information Technology (3.3%)
2,800	Accenture plc	250,068
18,000	Akamai Technologies, Inc.[i]	1,133,280
16,250	Aspen Technology, Inc.[i]	569,075
27,350	Broadcom Corporation	1,185,076
85,700	Brocade Communications Systems, Inc.	1,014,688
6,190	CGI Group, Inc.[i]	235,974
30,900	Cirrus Logic, Inc.[i]	728,313
42,700	Cisco Systems, Inc.	1,187,700
5,000	Computer Sciences Corporation	315,250
1,028	Constellation Software, Inc.	305,657
31,850	Corning, Inc.	730,320
11,450	Electronic Arts, Inc.[i]	538,322
39,600	EMC Corporation	1,177,704
1,300	F5 Networks, Inc.[i]	169,605
20,100	FUJIFILM Holdings NPV	613,323
51,300	Global Cash Access Holdings, Inc.[i]	366,795
9,600	Hoya Corporation	324,718
17,100	Juniper Networks, Inc.	381,672
5,500	Lexmark International, Inc.	226,985
23,200	Marvell Technology Group, Ltd.	336,400
5,943	Melexis NV	268,918
11,300	NetApp, Inc.	468,385
3,683	Newport Corporation[i]	70,382
3,650	NXP Semiconductors NV.[i]	278,860
11,600	Pegasystems, Inc.	240,932
13,800	Skyworks Solutions, Inc.	1,003,398
19,700	Vishay Intertechnology, Inc.	278,755

	Total	14,400,555

Materials (1.0%)
45,000	Acacia Mining plc	178,280
413,670	Centamin plc	379,827
16,350	Dow Chemical Company	745,723
16,500	James Hardie Industries plc	176,142
192,000	Kobe Steel, Ltd.	330,720
10,900	LyondellBasell Industries NV	865,351
3,100	Nitto Denko Corporation	173,214
13,205	Rio Tinto plc	608,713
6,550	Southern Copper Corporation	184,710
5,500	Voestalpine AG	217,323
7,350	Westlake Chemical Corporation	449,011

	Total	4,309,014

Telecommunications Services (1.0%)
505,200	Bezeq Israel Telecommunication Corporation, Ltd.	896,132
88,834	BT Group plc	552,554
18,600	KDDI Corporation	1,168,528
17,600	Nippon Telegraph & Telephone Corporation	899,054
233,000	Singapore Telecommunications, Ltd.	683,926
60,700	Vonage Holdings Corporation[i]	231,267

	Total	4,431,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (32.9%)	Value
Utilities (0.9%)
237,500	A2A SPA	$240,656
242,000	Electricidade de Portugal SA	938,392
20,100	Endesa SA	402,389
57,200	Enel SPA	254,971
16,000	Fortum OYJ	347,386
13,200	Gas Natural SDG SA	331,593
28,100	GDF Suez	655,267
75,000	Iberdrola SA	505,557
11,100	Verbund AG	205,561

	Total	3,881,772

	Total Common Stock (cost $139,767,121)	143,820,278

	Preferred Stock (4.6%)
Financials (4.3%)
30,000	Affiliated Managers Group, Inc., 5.250%	776,100
5,625	Agribank FCB, 6.875%[h]	591,153
42,000	Allstate Corporation, 5.100%	1,063,860
39,710	Annaly Capital Management, Inc., 7.500%[h]	986,793
800	Bank of America Corporation, Convertible, 7.250%[h]	930,376
37,225	Citigroup, Inc., 6.875%[h]	989,441
26,020	Citigroup, Inc., 7.875%	691,612
13,380	Cobank ACB, 6.250%[h]	1,348,454
16,000	Countrywide Capital V, 7.000%	412,000
4,000	Farm Credit Bank of Texas, 6.750%[f,h]	413,875
28,500	GMAC Capital Trust 1, 8.125%	751,830
50,800	Goldman Sachs Group, Inc., 5.500%[h]	1,239,520
48,000	HSBC USA, Inc., 6.500%[h]	1,213,440
225	M&T Bank Corporation, 6.375%[h]	232,453
30,420	Morgan Stanley, 6.875%[h]	809,476
25,900	Morgan Stanley, 7.125%[h]	713,027
24,500	PNC Financial Services Group, Inc., 6.125%[h]	680,120
12,000	Principal Financial Group, Inc., 5.563%[h]	1,208,250
38,000	RBS Capital Funding Trust V, 5.900%[h]	923,400
8,000	Royal Bank of Scotland Group plc, 7.250%[h]	203,920
28,000	U.S. Bancorp 6.500%[h]	824,600
16,000	Wells Fargo & Company, 5.850%[h]	410,400
1,125	Wells Fargo & Company, Convertible, 7.500%[h]	1,356,750

	Total	18,770,850

Materials (0.3%)
19,000	CHS, Inc., 6.750%[h]	482,980
31,200	CHS, Inc., 7.100%[h]	819,312

	Total	1,302,292

Utilities (<0.1%)
1,315	Southern California Edison Company, 4.510%h	132,116

	Total	132,116

	Total Preferred Stock (cost $19,964,568)	20,205,258

	Collateral Held for Securities Loaned (0.5%)
2,146,445	Thrivent Cash Management Trust	$2,146,445

	Total Collateral Held for Securities Loaned (cost $2,146,445)	2,146,445

Shares or Principal Amount	Short-Term Investments (10.9%)[k]
	Federal Home Loan Bank Discount Notes
500,000	0.050%, 1/9/2015[l]	499,994
100,000	0.060%, 1/21/2015[l]	99,997
200,000	0.115%, 2/6/2015[l]	199,977
400,000	0.135%, 4/29/2015[l]	399,823
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.060%, 2/6/2015	99,994
	Thrivent Cash Management Trust
46,646,332	0.060%	46,646,332

	Total Short-Term Investments (at amortized cost)	47,946,117

	Total Investments (cost $451,938,947) 105.0%	$459,175,833

	Other Assets and Liabilities, Net (5.0%)	(21,840,201)

	Total Net Assets 100.0%	$437,335,632

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All ora portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $37,843,704 or 8.7% of total net assets.
g	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding paramount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2014, $899,794 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
AGI Life Holdings, Inc., 12/1/2045	7/19/2012	$839,208
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2019	7/30/2014	1,007,331
JBS Finance II, Ltd., 1/29/2018	8/11/2014	762,810

Definitions:

ETF	-	Exchange Traded Fund.
REIT.	-	Real Estate lnvestment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,184,073
Gross unrealized depreciation	(11,222,400)

Net unrealized appreciation (depreciation)	$6,961,673

Cost for federal income tax purposes	$452,214,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,264,916	—	5,264,916	—
Capital Goods	2,818,519	—	2,818,519	—
Communications Services	18,853,887	—	16,673,998	2,179,889
Consumer Cyclical	9,504,913	—	9,504,913	—
Consumer Non-Cyclical	6,611,495	—	6,506,972	104,523
Energy	3,270,047	—	2,857,089	412,958
Financials	3,663,919	—	3,663,919	—
Technology	3,647,463	—	3,647,463	—
Transportation	2,474,986	—	1,792,802	682,184
Utilities	1,465,351	—	1,465,351	—
Long-Term Fixed Income
Asset-Backed Securities	5,422,369	—	5,422,369	—
Basic Materials	3,384,963	—	3,384,963	—
Capital Goods	4,560,809	—	4,560,809	—
Collateralized Mortgage Obligations	64,993,141	—	64,993,141	—
Commercial Mortgage-Backed Securities	1,762,082	—	1,762,082	—
Communications Services	12,306,306	—	12,306,306	—
Consumer Cyclical	7,282,898	—	7,282,898	—
Consumer Non-Cyclical	9,829,013	—	9,829,013	—
Energy	7,641,231	—	7,641,231	—
Financials	35,005,497	—	35,005,497	—
Foreign Government	964,875	—	964,875	—
Mortgage-Backed Securities	18,769,723	—	18,769,723	—
Technology	2,995,000	—	2,995,000	—
Transportation	1,373,345	—	1,373,345	—
U.S. Government and Agencies	1,000,469	—	1,000,469	—
Utilities	10,190,518	—	10,190,518	—
Common Stock
Consumer Discretionary	12,114,777	7,360,309	4,754,468	—
Consumer Staples	7,450,490	4,813,844	2,636,646	—
Energy	6,968,563	3,683,737	3,284,826	—
Financials	54,263,020	45,447,124	8,815,896	—
Health Care	18,187,054	13,994,155	4,192,899	—
Industrials	17,813,572	13,090,315	4,723,257	—
Information Technology	14,400,555	12,651,965	1,748,590	—
Materials	4,309,014	2,244,795	2,064,219	—
Telecommunications Services	4,431,461	231,267	4,200,194	—
Utilities	3,881,772	—	3,881,772	—
Preferred Stock
Financials	18,770,850	16,417,368	2,353,482	—
Materials	1,302,292	1,302,292	—	—
Utilities	132,116	—	132,116	—
Collateral Held for Securities Loaned	2,146,445	2,146,445	—	—
Short-Term Investments	47,946,117	46,646,332	1,299,785	—

Total	$459,175,833	$170,029,948	$285,766,331	$3,379,554

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	456,735	456,735	—	—

Total Asset Derivatives	$456,735	$456,735	$—	$—

Liability Derivatives
Futures Contracts	7,791	7,791	—	—

Total Liability Derivatives	$7,791	$7,791	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(270)	March 2015	($59,086,989)	($59,020,313)	$66,676
5-Yr. U.S. Treasury Bond Futures	225	March 2015	26,733,499	26,759,180	25,681
Mini MSCI EAFE Index Futures	2	March 2015	174,167	175,790	1,623
S&P 500 Index Futures	(10)	March 2015	(5,123,209)	(5,131,000)	(7,791)
S&P 500 Index Mini-Futures	46	March 2015	4,594,530	4,720,520	125,990
Ultra Long Term U.S. Treasury Bond Futures	31	March 2015	4,884,048	5,120,813	236,765
Total Futures Contracts					$448,944

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$329,122
Total Interest Rate Contracts		329,122
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	127,613
Total Equity Contracts		127,613

Total Asset Derivatives		$456,735

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,791
Total Equity Contracts		7,791

Total Liability Derivatives		$7,791

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	600,864
Total Equity Contracts		600,864
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	546,081
Total Interest Rate Contracts		546,081

Total		$1,146,945

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	171,274
Total Interest Rate Contracts		171,274
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(681)
Total Equity Contracts		(681)

Total		$170,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,442,443	2.6%
Interest Rate Contracts	45,250,831	11.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings fan issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014- December 31, 2014
Cash Management Trust-Collateral Investment	$3,011,629	$33,862,938	$34,728,122	2,146,445	$2,146,445	$107,386
Cash Management Trust-Short Term Investment	29,566,956	217,454,217	200,374,841	46,646,332	46,646,332	20,959
Total Value and Income Earned	32,578,585				48,792,777	128,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (35.5%)[a]	Value
Basic Materials (2.7%)
	Alpha Natural Resources, Inc., Term Loan
$434,820	3.500%, 5/22/2020	$343,782
	Crown Americas, LLC, Term Loan
240,000	0.000%, 10/20/2021[b,c]	239,700
	Fortescue Metals Group, Ltd., Term Loan
251,676	3.750%, 6/30/2019	228,018
	Ineos Group Holdings, Ltd., Term Loan
251,171	3.750%, 5/4/2018	242,980
	NewPage Corporation, Term Loan
420,000	9.500%, 2/11/2021	398,299
	Tronox Pigments BV, Term Loan
272,464	4.000%, 3/19/2020	267,469
	Wausau Paper Corporation, Term Loan
248,750	6.500%, 7/30/2020	246,263

	Total	1,966,511

Capital Goods (1.6%)
	ADS Waste Holdings, Inc., Term Loan
249,020	3.750%, 10/9/2019	241,316
	Rexnord, LLC, Term Loan
276,500	4.000%, 8/21/2020	270,417
	Silver II Borrower, Term Loan
257,593	4.000%, 12/13/2019	238,837
	STHI Holding Corporation, Term Loan
394,012	4.500%, 8/6/2021	390,399

	Total	1,140,969

Communications Services (13.0%)
	Atlantic Broadband Penn, LLC, Term Loan
78,245	3.250%, 11/30/2019	76,484
	Birch Communication Inc., Term Loan
655,781	7.750%, 7/17/2020	642,666
	Cable & Wireless Communications plc, Term Loan
140,000	0.000%, 11/25/2016[b,c]	139,300
	Cengage Learning Aquisitions, Term Loan
719,563	7.000%, 3/31/2020	711,467
	Charter Communications Operating, LLC, Term Loan
248,737	3.000%, 7/1/2020	243,608
	Cincinnati Bell, Inc., Term Loan
254,513	4.000%, 9/10/2020[b,c]	251,331
	Clear Channel Communications, Inc., Term Loan
255,000	6.919%, 1/30/2019	239,881
	Cumulus Media Holdings, Inc., Term Loan
272,835	0.000%, 12/23/2020[b,c]	264,194
	Fairpoint Communications, Term Loan
251,164	7.500%, 2/14/2019	248,497
	Grande Communications Networks, LLC, Term Loan
251,178	4.500%, 5/29/2020	247,724
	Hargray Communications Group, Inc., Term Loan
219,800	5.250%, 6/26/2019	218,151
	IMG Worldwide, Inc., Term Loan
1,368,125	5.250%, 5/6/2021	1,319,392
	Integra Telecom Holdings, Inc., Term Loan
251,165	5.250%, 2/22/2019	243,789
	Intelsat Jackson Holdings SA, Term Loan
160,000	3.750%, 6/30/2019	157,400
	Level 3 Communications, Inc., Term Loan
280,000	4.000%, 8/1/2019	277,726
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
175,000	0.000%, 1/7/2022[b,c]	169,750
300,000	4.500%, 1/7/2022	291,750
	LTS Buyer, LLC, Term Loan
275,800	4.000%, 4/13/2020	269,423
	McGraw-Hill Global Education, LLC, Term Loan
251,344	5.750%, 3/22/2019	250,010
	NTelos, Inc., Term Loan
59,394	5.750%, 11/9/2019	51,673
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
249,994	5.500%, 7/31/2018	248,119
	SBA Senior Finance II, LLC, Term Loan
746,250	3.250%, 3/24/2021	729,303
	TNS, Inc., Term Loan
99,098	5.000%, 2/14/2020	97,984
	Univision Communications, Inc., Term Loan
251,161	4.000%, 3/1/2020	245,259
	Virgin Media Investment Holdings, Ltd., Term Loan
255,000	3.500%, 6/7/2020	250,056
	WideOpenWest Finance, LLC, Term Loan
251,165	4.750%, 4/1/2019	249,126
	XO Communications, LLC, Term Loan
694,750	4.250%, 3/20/2021	680,855
	Yankee Cable Acquisition, LLC, Term Loan
246,362	4.500%, 3/1/2020	244,822
	Zayo Group, LLC, Term Loan
251,140	4.000%, 7/2/2019	248,101

	Total	9,307,841

Consumer Cyclical (4.9%)
	Amaya Gaming Group, Inc., Term Loan
359,100	5.000%, 8/1/2021	355,240
	Booz Allen Hamilton, Inc., Term Loan
103,359	3.750%, 7/31/2019	102,756
	Burlington Coat Factory Warehouse Corporation, Term Loan
266,985	4.250%, 8/13/2021	263,148
	Ceridian HCM Holding, Inc., Term Loan
135,610	4.500%, 9/15/2020	133,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (35.5%)[a]	Value
Consumer Cyclical (4.9%) - continued
	Chrysler Group, LLC, Term Loan
$397,000	3.250%, 12/31/2018	$392,534
	Golden Nugget, Inc., Delayed Draw
103,950	5.500%, 11/21/2019	102,456
	Golden Nugget, Inc., Term Loan
242,550	5.500%, 11/21/2019	239,064
	Hilton Worldwide Finance, LLC, Term Loan
74,074	3.500%, 10/26/2020	73,117
	J.C. Penney Corporation, Inc., Term Loan
251,175	6.000%, 5/22/2018	245,943
	Las Vegas Sands, LLC, Term Loan
123,750	3.250%, 12/19/2020	122,874
	Marina District Finance Company, Inc., Term Loan
338,550	6.750%, 8/15/2018	335,517
	Mohegan Tribal Gaming Authority, Term Loan
742,500	5.500%, 11/19/2019	712,139
	Pinnacle Entertainment, Inc., Term Loan
72,118	3.750%, 8/13/2020	70,946
	Scientific Games International, Inc., Term Loan
252,450	6.000%, 10/18/2020	248,474
	Seminole Hard Rock Entertainment, Inc., Term Loan
119,394	3.500%, 5/14/2020	114,917

	Total	3,512,278

Consumer Non Cyclical (3.7%)
	Albertsons, Inc., Term Loan
277,903	4.750%, 3/21/2019	275,819
	Del Monte Corporation, Term Loan
79,599	3.500%, 3/9/2020	76,017
	JBS USA, LLC, Term Loan
1,318,532	3.750%, 5/25/2018	1,298,754
	Ortho-Clinical Diagnostics, Inc., Term Loan
349,123	0.000%, 6/30/2021[b,c]	342,926
	Roundy’s Supermarkets, Inc., Term Loan
209,900	5.750%, 3/3/2021	196,431
	Supervalu, Inc., Term Loan
226,293	4.500%, 3/21/2019	221,894
	Visant Corporation, Term Loan
245,701	7.000%, 9/23/2021	238,330

	Total	2,650,171

Energy (1.4%)
	Arch Coal, Inc., Term Loan
275,766	6.250%, 5/16/2018	227,623
	Exgen Renewables I, LLC, Term Loan
305,026	5.250%, 2/6/2021	305,026
	McJunkin Red Man Corporation, Term Loan
148,125	5.000%, 11/8/2019	135,905
	Offshore Group Investment, Ltd., Term Loan
198,987	5.750%, 3/28/2019	148,245
	Pacific Drilling SA, Term Loan
251,175	4.500%, 6/3/2018	206,383

	Total	1,023,182

Financials (2.9%)
	Delos Finance Sarl, Term Loan
125,000	3.500%, 3/6/2021	123,698
	Harland Clarke Holdings Corporation, Term Loan
245,437	7.000%, 5/22/2018	245,683
	MPH Acquisition Holdings, LLC, Term Loan
303,738	3.750%, 3/31/2021	294,778
	TransUnion, LLC, Term Loan
1,364,688	4.000%, 4/9/2021	1,342,511
	WaveDivision Holdings, LLC, Term Loan
79,594	4.000%, 10/15/2019	78,267

	Total	2,084,937

Technology (2.4%)
	Avago Technologies, Ltd., Term Loan
621,875	3.750%, 5/6/2021	619,027
	BMC Software, Inc., Term Loan
267,478	5.000%, 9/10/2020	259,622
	First Data Corporation, Term Loan
255,000	3.667%, 3/23/2018	249,742
	Freescale Semiconductor, Inc., Term Loan
251,185	4.250%, 2/28/2020	244,749
	Infor US, Inc., Term Loan
339,795	3.750%, 6/3/2020	329,201

	Total	1,702,341

Transportation (1.5%)
	American Airlines, Inc., Term Loan
497,425	3.750%, 6/27/2019	491,416
	OSG Bulk Ships, Inc., Term Loan
646,750	5.250%, 8/5/2019	628,964

	Total	1,120,380

Utilities (1.4%)
	Calpine Corporation, Term Loan
742,500	4.000%, 10/31/2020	730,018
	Intergen NV, Term Loan
251,175	5.500%, 6/15/2020	248,872

	Total	978,890

	Total Bank Loans (cost $26,188,473)	25,487,500

	Long-Term Fixed Income (53.0%)
Asset-Backed Securities (3.4%)
	Asset Backed Securities Corporation Home Equity Loan Trust
219,641	0.310%, 7/25/2036[d]	196,618
	Bayview Opportunity Master Fund Trust IIB, LP
143,904	3.623%, 7/28/2019*	142,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Asset-Backed Securities (3.4%) – continued
$90,604	3.950%, 1/28/2034*,e	$91,053
	Countrywide Asset-Backed Certificates
164,963	5.859%, 10/25/2046	128,689
179,377	5.530%, 4/25/2047	176,379
	Credit Based Asset Servicing and Securitization, LLC
111,469	3.666%, 12/25/2036[e]	77,999
	First Horizon ABS Trust
423,181	0.330%, 10/25/2034[d,f]	373,542
	GMAC Mortgage Corporation Loan Trust
601,849	0.350%, 8/25/2035[d,f]	532,117
	Popular ABS Mortgage Pass-Through Trust
100,000	5.297%, 11/25/2035[e]	85,272
	Renaissance Home Equity Loan Trust
245,065	5.797%, 8/25/2036[e]	157,081
194,619	5.285%, 1/25/2037[e]	111,217
	Wachovia Asset Securitization, Inc.
397,810	0.310%, 7/25/2037*,[d,f]	348,882

	Total	2,421,795

Basic Materials (1.6%)
	Albemarle Corporation
46,000	3.000%, 12/1/2019	46,007
	Anglo American Capital plc
22,000	1.181%, 4/15/2016[d,g]	22,022
	ArcelorMittal
120,000	6.000%, 3/1/2021	124,800
	Dow Chemical Company
24,000	8.550%, 5/15/2019	29,838
	Fermaca Enterprises S de RL de CV
80,000	6.375%, 3/30/2038[g]	81,400
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[g]	117,000
	FMG Resources August 2006 Pty., Ltd.
28,804	6.875%, 2/1/2018[g]	26,140
	Freeport-McMoRan, Inc.
23,000	2.300%, 11/14/2017	23,028
30,000	2.375%, 3/15/2018	29,670
	Goldcorp, Inc.
43,000	2.125%, 3/15/2018	42,500
	Groupe Office Cherifien des Phosphates SA
65,000	5.625%, 4/25/2024[g]	68,250
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
64,810	8.875%, 2/1/2018	57,681
	Ineos Finance plc
80,000	7.500%, 5/1/2020[g]	84,000
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	28,360
	Minsur SA
63,000	6.250%, 2/7/2024[g]	68,040
	Mosaic Company
20,000	3.750%, 11/15/2021	20,816
	NOVA Chemicals Corporation
97,215	5.250%, 8/1/2023[g]	98,187
	Samarco Mineracao SA
75,000	5.375%, 9/26/2024[g]	69,525
	Sappi Papier Holding GmbH
80,000	6.625%, 4/15/2021[g]	82,000
	Vale Overseas, Ltd.
30,000	6.250%, 1/23/2017	31,998

	Total	1,151,262

Capital Goods (2.1%)
	BAE Systems plc
38,000	3.500%, 10/11/2016[g]	39,473
	Brand Energy & Infrastructure Services, Inc.
60,000	8.500%, 12/1/2021[g]	54,000
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[g]	126,100
	CNH Capital, LLC
64,810	3.625%, 4/15/2018	63,838
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	116,400
	Harsco Corporation
30,000	2.700%, 10/15/2015	29,962
	Huntington Ingalls Industries, Inc.
155,000	5.000%, 12/15/2021[g]	157,712
	Hutchison Whampoa Finance Cl, Ltd.
46,000	1.625%, 10/31/2017[g]	45,621
	Ingersoll-Rand Global Holding Company, Ltd.
40,000	6.875%, 8/15/2018	46,435
	L-3 Communications Corporation
33,000	1.500%, 5/28/2017	32,675
	Martin Marietta Materials, Inc.
40,000	1.357%, 6/30/2017[d]	40,439
	Moog, Inc.
155,000	5.250%, 12/1/2022[g]	156,937
	Nortek, Inc.
64,810	8.500%, 4/15/2021	69,347
	Owens-Brockway Glass Container, Inc.
155,000	5.000%, 1/15/2022[g]	158,100
	Reynolds Group Issuer, Inc.
64,810	9.875%, 8/15/2019	68,699
	Roper Industries, Inc.
34,000	2.050%, 10/1/2018	33,719
	Sealed Air Corporation
155,000	4.875%, 12/1/2022[g]	153,837
	Textron, Inc.
38,000	4.625%, 9/21/2016	40,205
	United Rentals North America, Inc.
77,000	7.375%, 5/15/2020	83,160

	Total	1,516,659

Collateralized Mortgage Obligations (7.9%)
	American Home Mortgage Assets Trust
264,928	0.360%, 12/25/2046[d]	185,242
	Bear Stearns Adjustable Rate Mortgage Trust
236,291	2.430%, 10/25/2035[d]	232,959
	Bear Stearns ALT-A Trust
148,970	2.577%, 6/25/2034	147,808

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Collateralized Mortgage Obligations (7.9%) - continued
	CitiMortgage Alternative Loan Trust
$345,727	5.750%, 4/25/2037	$296,860
	Countrywide Alternative Loan Trust
183,931	5.750%, 8/25/2035	171,536
209,272	5.500%, 10/25/2035	198,882
73,926	5.500%, 2/25/2036	68,743
105,410	6.000%, 1/25/2037	97,261
229,184	5.500%, 5/25/2037	198,647
	Deutsche Alt-A Securities Mortgage Loan Trust
136,737	0.883%, 4/25/2047[d]	117,044
	GMAC Mortgage Corporation Loan Trust
74,357	4.553%, 9/19/2035	70,581
	GMACM Mortgage Loan Trust
198,314	4.566%, 5/25/2035	190,418
	GSR Mortgage Loan Trust
26,336	0.360%, 8/25/2046[d]	25,291
	HarborView Mortgage Loan Trust
195,043	2.649%, 12/19/2035	172,062
	Impac CMB Trust
260,580	0.690%, 4/25/2035[d]	238,311
46,503	0.810%, 8/25/2035[d]	41,489
	J.P. Morgan Alternative Loan Trust
169,066	6.500%, 3/25/2036	149,101
	J.P. Morgan Mortgage Trust
127,605	6.500%, 1/25/2035	126,922
95,624	2.253%, 6/25/2035	95,657
104,835	2.658%, 6/25/2035	106,085
160,262	2.485%, 7/25/2035	159,489
220,769	2.653%, 8/25/2035	219,611
286,095	2.376%, 6/25/2036	260,072
57,003	2.537%, 10/25/2036	51,167
	MLCC Mortgage Investors, Inc.
165,710	0.830%, 8/25/2029[d]	165,108
	Morgan Stanley Mortgage Loan Trust
139,432	5.241%, 11/25/2035	107,496
	Residential Accredit Loans, Inc.
75,762	5.500%, 12/25/2034	77,320
158,094	3.535%, 9/25/2035	134,605
	Sequoia Mortgage Trust
247,832	0.476%, 11/20/2034[d]	236,821
	Structured Asset Mortgage Investments, Inc.
417,350	0.480%, 12/25/2035[d]	319,067
	WaMu Mortgage Pass Through Certificates
143,895	2.274%, 10/25/2036	126,984
43,401	2.239%, 8/25/2046	37,571
187,209	0.853%, 1/25/2047[d]	153,651
	Washington Mutual Alternative Mortgage Pass Through Certificates
224,643	0.863%, 2/25/2047[d]	157,631
	Wells Fargo Mortgage Backed Securities Trust
145,485	5.000%, 3/25/2021	148,599
250,660	2.612%, 3/25/2036	249,622
112,235	2.600%, 4/25/2036	109,147
57,043	6.000%, 7/25/2037	56,447

	Total	5,701,307

Commercial Mortgage-Backed Securities (0.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
5,689	5.655%, 6/11/2040	5,752
	Credit Suisse Mortgage Capital Certificates
118,000	5.509%, 9/15/2039	124,794
	Government National Mortgage Association
21,890	2.164%, 3/16/2033	21,916

	Total	152,462

Communications Services (4.0%)
	21st Century Fox America, Inc.
37,000	6.900%, 3/1/2019	43,629
	AMC Networks, Inc.
134,810	7.750%, 7/15/2021	144,247
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	23,182
	American Tower Corporation
38,000	7.000%, 10/15/2017	42,903
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[g]	36,013
	British Telecommunications plc
30,000	1.250%, 2/14/2017	29,851
	CC Holdings GS V, LLC
67,000	2.381%, 12/15/2017	67,594
	CCO Holdings, LLC
64,810	7.000%, 1/15/2019	67,241
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	96,525
	Cequel Communications Escrow 1, LLC
130,000	6.375%, 9/15/2020[g]	134,550
	Columbus International, Inc.
120,000	7.375%, 3/30/2021[g]	124,800
	Cox Communications, Inc.
30,000	9.375%, 1/15/2019[g]	37,756
	Digicel, Ltd.
184,810	6.000%, 4/15/2021[g]	172,797
	DIRECTV Holdings, LLC
31,000	3.500%, 3/1/2016	31,809
29,000	5.875%, 10/1/2019	33,171
	DISH DBS Corporation
80,000	5.000%, 3/15/2023	77,400
	Equinix, Inc.
155,000	5.750%, 1/1/2025	156,356
	FairPoint Communications, Inc.
155,000	8.750%, 8/15/2019[g]	155,775
	Frontier Communications Corporation
130,000	6.875%, 1/15/2025	130,000
	Hughes Satellite Systems Corporation
77,000	6.500%, 6/15/2019	82,583
	Intelsat Jackson Holdings SA
64,810	7.250%, 10/15/2020	68,456
	Level 3 Financing, Inc.
77,000	8.625%, 7/15/2020	83,064
	Numericable-SFR
120,000	6.000%, 5/15/2022[g]	120,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Communications Services (4.0%) - continued
	SBA Tower Trust
$40,000	5.101%, 4/17/2017[g]	$42,103
	Sprint Communications, Inc.
64,810	9.000%, 11/15/2018[g]	73,715
	Telefonica Emisiones SAU
23,000	3.992%, 2/16/2016	23,655
30,000	3.192%, 4/27/2018	30,850
	Time Warner Cable, Inc.
23,000	8.250%, 4/1/2019	28,155
65,000	5.000%, 2/1/2020	71,629
	T-Mobile USA, Inc.
125,000	6.633%, 4/28/2021	128,281
	Univision Communications, Inc.
100,000	7.875%, 11/1/2020[g]	106,500
	UPCB Finance V, Ltd.
100,000	7.250%, 11/15/2021[g]	109,375
	Verizon Communications, Inc.
85,000	2.625%, 2/21/2020[g]	84,028
40,000	4.500%, 9/15/2020	43,430
	West Corporation
120,000	5.375%, 7/15/2022[g]	114,900
	Wind Acquisition Finance SA
60,000	4.750%, 7/15/2020[g]	56,100
15,000	7.375%, 4/23/2021[g]	14,157

	Total	2,887,240

Consumer Cyclical (2.7%)
	AMC Entertainment, Inc.
79,000	5.875%, 2/15/2022	80,185
	Brookfield Residential Properties, Inc.
100,000	6.500%, 12/15/2020[g]	104,500
75,000	6.125%, 7/1/2022[g]	78,000
	Chrysler Group, LLC
64,810	8.250%, 6/15/2021	71,777
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	75,600
	Daimler Finance North America, LLC
21,000	1.875%, 1/11/2018[g]	21,073
	Delphi Corporation
30,000	6.125%, 5/15/2021	32,700
	ERAC USA Finance, LLC
40,000	2.350%, 10/15/2019[g]	39,702
	Ford Motor Credit Company, LLC
72,000	1.684%, 9/8/2017	71,427
38,000	5.000%, 5/15/2018	41,289
50,000	2.597%, 11/4/2019	49,731
	General Motors Financial Company, Inc.
64,810	3.250%, 5/15/2018	64,891
56,000	4.375%, 9/25/2021	58,450
	GLP Capital, LP
120,000	4.875%, 11/1/2020	121,500
	Hilton Worldwide Finance, LLC
120,000	5.625%, 10/15/2021	125,400
	Hyundai Capital America
28,000	1.450%, 2/6/2017[g]	27,895
	Jaguar Land Rover Automotive plc
75,000	4.250%, 11/15/2019[g]	75,563
77,000	5.625%, 2/1/2023[g]	81,043
	KB Home
71,000	4.750%, 5/15/2019	69,935
	L Brands, Inc.
77,000	6.625%, 4/1/2021	86,625
	Lennar Corporation
150,000	4.750%, 11/15/2022	147,000
	Macy’s Retail Holdings, Inc.
36,000	7.450%, 7/15/2017	40,928
	Nissan Motor Acceptance Corporation
22,000	0.785%, 3/3/2017[d,g]	22,070
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	125,800
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	52,260
	TRW Automotive, Inc.
22,000	7.250%, 3/15/2017[g]	24,310
	Volkswagen Group of America Finance, LLC
46,000	0.672%, 11/20/2017[d,g]	45,933
	Walgreens Boots Alliance, Inc.
46,000	2.700%, 11/18/2019	46,234
	Wynn Las Vegas, LLC
77,000	5.375%, 3/15/2022	78,155

	Total	1,959,976

Consumer Non-Cyclical (3.5%)
	AbbVie, Inc.
46,000	2.000%, 11/6/2018	45,846
	Altria Group, Inc.
48,000	9.700%, 11/10/2018	60,951
	Beam, Inc.
21,000	5.375%, 1/15/2016	21,956
	Becton, Dickinson and Company
46,000	2.675%, 12/15/2019	46,605
	Boston Scientific Corporation
46,000	2.650%, 10/1/2018	46,054
	CareFusion Corporation
32,000	1.450%, 5/15/2017	31,774
	Celgene Corporation
48,000	1.900%, 8/15/2017	48,169
	CHS/Community Health Systems, Inc.
77,000	7.125%, 7/15/2020	82,101
	ConAgra Foods, Inc.
40,000	2.100%, 3/15/2018	39,870
	Cott Beverages, Inc.
120,000	5.375%, 7/1/2022[g]	110,100
	Coventry Health Care, Inc.
19,000	5.950%, 3/15/2017	20,781
	CVS Health Corporation
24,000	2.250%, 12/5/2018	24,215
	Envision Healthcare Corporation
155,000	5.125%, 7/1/2022[g]	153,837
	Express Scripts Holding Company
30,000	2.650%, 2/15/2017	30,675
	Forest Laboratories, Inc.
37,000	4.375%, 2/1/2019[g]	39,086
46,000	5.000%, 12/15/2021[g]	49,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Consumer Non-Cyclical (3.5%) - continued
	Fresenius Medical Care US Finance, Inc.
$64,810	5.750%, 2/15/2021[g]	$69,104
	Gilead Sciences, Inc.
20,000	3.050%, 12/1/2016	20,753
46,000	2.350%, 2/1/2020	46,248
	Grupo Bimbo SAB de CV
75,000	3.875%, 6/27/2024[g]	75,295
	Hawk Acquisition Sub, Inc.
77,000	4.250%, 10/15/2020	77,770
	HCA, Inc.
64,810	4.750%, 5/1/2023	65,944
	IMS Health, Inc.
75,000	6.000%, 11/1/2020[g]	77,250
	JBS Finance II, Ltd.
64,810	8.250%, 1/29/2018*	66,268
	Kindred Escrow Corporation II
155,000	8.750%, 1/15/2023[g]	166,819
	Kroger Company
50,000	1.200%, 10/17/2016	49,891
	Lorillard Tobacco Company
30,000	8.125%, 6/23/2019	36,370
	McKesson Corporation
35,000	1.292%, 3/10/2017	34,821
	Medco Health Solutions, Inc.
17,000	7.125%, 3/15/2018	19,627
	Medtronic, Inc.
48,000	2.500%, 3/15/2020[g]	48,126
	Mondelez International, Inc.
20,000	2.250%, 2/1/2019	19,918
	Omnicare, Inc.
155,000	4.750%, 12/1/2022	156,937
	Pernod Ricard SA
26,000	2.950%, 1/15/2017[g]	26,602
26,000	5.750%, 4/7/2021[g]	29,866
	Perrigo Company, Ltd.
20,000	1.300%, 11/8/2016	19,912
	Revlon Consumer Products Corporation
64,810	5.750%, 2/15/2021	64,810
	SABMiller plc
30,000	6.500%, 7/15/2018[g]	34,250
	Safeway, Inc.
8,000	3.400%, 12/1/2016	8,127
	Spectrum Brands Escrow Corporation
77,000	6.375%, 11/15/2020	80,272
	Sysco Corporation
54,000	2.350%, 10/2/2019	54,294
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	134,100
	Thermo Fisher Scientific, Inc.
30,000	2.400%, 2/1/2019	30,045
	Tyson Foods, Inc.
40,000	2.650%, 8/15/2019	40,364
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[g]	69,104
	Whirlpool Corporation
46,000	1.650%, 11/1/2017	45,847
	WM Wrigley Jr. Company
20,000	2.000%, 10/20/2017[g]	20,144

	Total	2,540,708

Energy (2.7%)
	Boardwalk Pipelines, Ltd.
29,000	5.875%, 11/15/2016	30,790
	BP Capital Markets plc
30,000	0.652%, 11/7/2016[d]	30,005
	Buckeye Partners, LP
22,000	2.650%, 11/15/2018	21,669
	Calumet Specialty Products Partners, LP
120,000	6.500%, 4/15/2021[g]	106,800
	Canadian Natural Resources, Ltd.
46,000	1.750%, 1/15/2018	45,729
	Chesapeake Energy Corporation
120,000	4.875%, 4/15/2022	116,700
	CNOOC Nexen Finance 2014 ULC
25,000	1.625%, 4/30/2017	24,878
	CNPC General Capital, Ltd.
33,000	2.750%, 4/19/2017[g]	33,382
80,000	2.750%, 5/14/2019[g]	79,458
	Concho Resources, Inc.
139,810	6.500%, 1/15/2022	146,101
	Continental Resources, Inc.
35,000	7.125%, 4/1/2021	37,625
	Enbridge, Inc.
19,000	0.684%, 6/2/2017[d]	18,918
	Energy Transfer Partners, LP
26,000	6.700%, 7/1/2018	29,236
	Energy XXI Gulf Coast, Inc.
80,000	7.750%, 6/15/2019	47,600
40,000	7.500%, 12/15/2021	21,600
	Enterprise Products Operating, LLC
54,000	2.550%, 10/15/2019	53,456
	EQT Corporation
5,000	5.150%, 3/1/2018	5,341
26,000	8.125%, 6/1/2019	31,345
	Harvest Operations Corporation
64,810	6.875%, 10/1/2017	62,461
	Hess Corporation
20,000	8.125%, 2/15/2019	23,796
	Kinder Morgan, Inc.
30,000	3.050%, 12/1/2019	29,762
36,000	5.000%, 2/15/2021[g]	37,453
	Kodiak Oil & Gas Corporation
64,810	5.500%, 1/15/2021	64,972
	Linn Energy, LLC
64,810	8.625%, 4/15/2020	56,385
	MEG Energy Corporation
77,000	6.375%, 1/30/2023[g]	68,723
	Offshore Group Investment, Ltd.
100,000	7.500%, 11/1/2019	74,500
	Petrobras Global Finance BV
40,000	2.000%, 5/20/2016	38,206
	Petroleos Mexicanos
45,000	4.250%, 1/15/2025[g]	44,708
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	113,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Energy (2.7%) - continued
	Rosetta Resources, Inc.
$155,000	5.875%, 6/1/2022	$139,500
	Sabine Pass Liquefaction, LLC
120,000	5.750%, 5/15/2024	117,750
	Southwestern Energy Company
47,000	7.500%, 2/1/2018	52,947
	Suncor Energy, Inc.
20,000	6.100%, 6/1/2018	22,434
	Transocean, Inc.
32,000	6.000%, 3/15/2018	30,779
	Weatherford International, Ltd.
28,000	6.000%, 3/15/2018	29,890
18,000	9.625%, 3/1/2019	21,349

	Total	1,909,648

Financials (7.0%)
	Abbey National Treasury Services plc
40,000	0.665%, 9/29/2017[d]	39,900
26,000	3.050%, 8/23/2018	26,918
	ABN AMRO Bank NV
30,000	2.500%, 10/30/2018[g]	30,300
	Air Lease Corporation
36,000	2.125%, 1/15/2018	35,370
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	103,500
	ANZ New Zealand International, Ltd.
30,000	1.400%, 4/27/2017[g]	29,940
	Aviation Capital Group Corporation
20,000	3.875%, 9/27/2016[g]	20,504
	Bank of America Corporation
44,000	5.700%, 5/2/2017	47,564
40,000	1.700%, 8/25/2017	40,009
50,000	5.750%, 12/1/2017	55,245
76,000	1.317%, 3/22/2018[d]	76,555
15,000	5.650%, 5/1/2018	16,665
38,000	8.000%, 12/29/2049[h]	40,802
	Banque Federative du Credit Mutuel SA
30,000	1.081%, 1/20/2017[d,g]	30,206
	Barclays Bank plc
20,000	5.140%, 10/14/2020	21,510
	Barclays plc
46,000	2.750%, 11/8/2019	45,719
	BB&T Corporation
38,000	2.050%, 6/19/2018	38,250
	BBVA Banco Continental SA
38,000	2.250%, 7/29/2016[g]	37,905
	BBVA International Preferred SA Unipersonal
115,000	5.919%, 12/29/2049[h]	117,047
	Bear Stearns Companies, LLC
45,000	6.400%, 10/2/2017	50,396
	BNP Paribas SA
30,000	2.375%, 9/14/2017	30,513
	BPCE SA
30,000	1.625%, 2/10/2017	30,062
57,000	5.150%, 7/21/2024[g]	58,737
	Branch Banking and Trust Company
30,000	0.664%, 12/1/2016[d]	30,027
	Caixa Economica Federal
90,000	4.250%, 5/13/2019[g]	87,750
	Capital One Financial Corporation
38,000	6.150%, 9/1/2016	40,836
	CIT Group, Inc.
80,000	3.875%, 2/19/2019	79,800
	Citigroup, Inc.
54,000	5.500%, 2/15/2017	58,049
42,000	6.000%, 8/15/2017	46,467
69,000	1.850%, 11/24/2017	68,921
30,000	8.500%, 5/22/2019	37,382
	Compass Bank
36,000	1.850%, 9/29/2017	35,846
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
45,000	4.625%, 12/1/2023	47,732
	Credit Agricole SA
38,000	6.625%, 9/29/2049[g,h]	36,832
	Credit Suisse Group AG
57,000	7.500%, 12/11/2049[g,h]	59,280
	CyrusOne, LP
64,810	6.375%, 11/15/2022	69,185
	DDR Corporation
20,000	9.625%, 3/15/2016	21,955
	Denali Borrower, LLC
122,000	5.625%, 10/15/2020[g]	126,941
	Deutsche Bank AG
37,000	1.350%, 5/30/2017	36,688
	Discover Bank
10,000	8.700%, 11/18/2019	12,366
	Discover Financial Services
20,000	6.450%, 6/12/2017	22,098
	Duke Realty, LP
46,000	8.250%, 8/15/2019	56,750
	Fifth Third Bancorp
48,000	5.450%, 1/15/2017	51,510
	General Electric Capital Corporation
44,000	0.512%, 5/15/2017[d]	43,926
35,000	5.625%, 9/15/2017	38,852
18,000	1.625%, 4/2/2018	18,028
	Genworth Financial, Inc.
32,000	7.700%, 6/15/2020	31,919
	Goldman Sachs Group, Inc.
32,000	6.250%, 9/1/2017	35,605
40,000	2.375%, 1/22/2018	40,404
20,000	2.625%, 1/31/2019	20,122
30,000	7.500%, 2/15/2019	35,684
45,000	2.550%, 10/23/2019	44,836
	Hartford Financial Services Group, Inc.
45,000	6.000%, 1/15/2019	51,035
	HBOS plc
40,000	6.750%, 5/21/2018[g]	44,580
	HCP, Inc.
19,000	3.750%, 2/1/2016	19,527
25,000	3.750%, 2/1/2019	26,239
	Health Care REIT, Inc.
26,000	4.700%, 9/15/2017	27,936
	HSBC Holdings plc
54,000	5.625%, 12/29/2049[h]	54,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Financials (7.0%) - continued
	Huntington National Bank
$30,000	1.300%, 11/20/2016	$29,876
	Icahn Enterprises, LP
110,000	6.000%, 8/1/2020	113,322
	ING Bank NV
57,000	5.800%, 9/25/2023[g]	63,229
	ING Capital Funding Trust III
25,000	3.855%, 12/29/2049[d,h]	24,937
	International Lease Finance Corporation
26,000	2.191%, 6/15/2016[d]	25,968
85,000	5.875%, 4/1/2019	91,588
	Intesa Sanpaolo SPA
18,000	3.625%, 8/12/2015[g]	18,243
10,000	3.875%, 1/16/2018	10,412
32,000	3.875%, 1/15/2019	33,133
	J.P. Morgan Chase & Company
40,000	3.450%, 3/1/2016	41,056
20,000	0.752%, 2/15/2017[d]	19,950
20,000	2.000%, 8/15/2017	20,190
20,000	6.300%, 4/23/2019	23,231
49,000	7.900%, 4/29/2049[h]	52,739
125,000	6.750%, 8/29/2049[h]	131,875
	KeyCorp
30,000	2.300%, 12/13/2018	30,104
	Kookmin Bank
30,000	1.109%, 1/27/2017[d,g]	30,199
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[g]	10,893
	Liberty Property, LP
40,000	5.500%, 12/15/2016	42,947
	Macquarie Bank, Ltd.
30,000	5.000%, 2/22/2017[g]	31,998
	MetLife, Inc.
36,000	1.903%, 12/15/2017	36,082
	Mizuho Corporate Bank, Ltd.
25,000	1.550%, 10/17/2017[g]	24,763
	Morgan Stanley
40,000	1.750%, 2/25/2016	40,217
50,000	6.250%, 8/28/2017	55,543
46,000	1.875%, 1/5/2018	45,832
40,000	6.625%, 4/1/2018	45,561
26,000	4.875%, 11/1/2022	27,614
	MPT Operating Partnership, LP
160,000	6.875%, 5/1/2021	171,200
	Murray Street Investment Trust I
60,000	4.647%, 3/9/2017	63,324
	National City Corporation
20,000	6.875%, 5/15/2019	23,495
	Nomura Holdings, Inc.
30,000	2.000%, 9/13/2016	30,242
21,000	2.750%, 3/19/2019	21,230
	Oversea-Chinese Banking Corporation, Ltd.
75,000	4.250%, 6/19/2024[g]	76,747
	PNC Bank NA
40,000	1.150%, 11/1/2016	40,053
	Pricoa Global Funding 1
40,000	1.350%, 8/18/2017[g]	39,835
	Realty Income Corporation
33,000	2.000%, 1/31/2018	33,061
	Regions Bank
40,000	7.500%, 5/15/2018	46,436
	Reinsurance Group of America, Inc.
40,000	5.625%, 3/15/2017	43,256
	Royal Bank of Scotland Group plc
30,000	5.050%, 1/8/2015	30,006
22,000	1.197%, 3/31/2017[d]	22,068
57,000	7.640%, 3/29/2049[h]	59,850
57,000	7.648%, 8/29/2049[h]	66,405
	RPH Hotel Properties, LP
105,000	5.000%, 4/15/2021	104,475
	Societe Generale SA
30,000	5.750%, 4/20/2016[g]	31,413
	State Bank of India
65,000	3.622%, 4/17/2019[g]	65,915
	Sumitomo Mitsui Banking Corporation
60,000	1.300%, 1/10/2017	59,886
	Suncorp-Metway, Ltd.
20,000	0.955%, 3/28/2017[d,g]	20,030
	Swiss RE Capital 1, LP
30,000	6.854%, 5/29/2049[g,h]	31,425
	Synchrony Financial
56,000	1.875%, 8/15/2017	56,109
	Ventas Realty, LP
22,000	1.250%, 4/17/2017	21,795
	Voya Financial, Inc.
30,000	2.900%, 2/15/2018	30,713
	WEA Finance, LLC
36,000	1.750%, 9/15/2017[g]	35,806
	Wells Fargo & Company
80,000	1.400%, 9/8/2017	79,935

	Total	5,009,126

Foreign Government (1.2%)
	Azerbaijan Government International Bond
35,000	4.750%, 3/18/2024[g]	34,388
	Bahama Government International Bond
50,000	5.750%, 1/16/2024[g]	53,250
	Brazil Government International Bond
75,000	5.000%, 1/27/2045	73,500
	Colombia Government International Bond
45,000	2.625%, 3/15/2023	41,782
85,000	4.000%, 2/26/2024	86,912
	Costa Rica Government International Bond
65,000	7.000%, 4/4/2044[g]	63,700
	Hungary Government International Bond
80,000	4.000%, 3/25/2019	82,200
	Mexico Government International Bond
200,000	3.600%, 1/30/2025	199,300
	Poland Government International Bond
53,000	4.000%, 1/22/2024	56,246

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Foreign Government (1.2%) - continued
	Slovenia Government International Bond
$70,000	4.125%, 2/18/2019[g]	$73,326
	South Africa Government International Bond
75,000	5.375%, 7/24/2044	79,219
	Uruguay Government International Bond
55,000	5.100%, 6/18/2050	55,825

	Total	899,648

Mortgage-Backed Securities (10.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
550,000	3.000%, 1/1/2030[c]	570,853
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
45,568	5.500%, 9/1/2024	50,847
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
400,000	4.000%, 1/1/2045[c]	426,375
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
341,670	6.000%, 8/1/2024	387,191
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
650,000	3.500%, 1/1/2030[c]	686,664
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,900,000	3.500%, 1/1/2045[c]	1,980,602
1,900,000	4.000%, 1/1/2045[c]	2,027,782
1,550,000	4.500%, 1/1/2045[c]	1,682,477

	Total	7,812,791

Technology (1.1%)
	Alibaba Group Holding, Ltd.
46,000	2.500%, 11/28/2019[g]	45,380
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[g]	74,062
	Amkor Technology, Inc.
100,000	6.625%, 6/1/2021	99,000
	EMC Corporation
20,000	1.875%, 6/1/2018	19,932
	Fidelity National Information Services, Inc.
37,000	1.450%, 6/5/2017	36,793
	First Data Corporation
64,810	7.375%, 6/15/2019[g]	68,212
	Freescale Semiconductor, Inc.
105,000	6.000%, 1/15/2022[g]	109,725
	Hewlett-Packard Company
35,000	5.400%, 3/1/2017	37,783
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	67,402
	Sensata Technologies BV
130,000	4.875%, 10/15/2023[g]	129,350
	Tyco Electronics Group SA
38,000	6.550%, 10/1/2017	42,774
	Xerox Corporation
38,000	7.200%, 4/1/2016	40,690

	Total	771,103

Transportation (0.5%)
	American Airlines Pass Through Trust
18,879	4.950%, 1/15/2023	20,154
	Avis Budget Car Rental, LLC
105,000	5.125%, 6/1/2022[g]	106,050
	Continental Airlines, Inc.
54,957	6.250%, 4/11/2020	57,739
	Delta Air Lines, Inc.
36,000	6.750%, 5/23/2017	37,530
26,453	4.950%, 5/23/2019	28,304
22,486	4.750%, 5/7/2020	23,920
	Korea Expressway Corporation
33,000	1.625%, 4/28/2017[g]	32,816
	Southwest Airlines Company
46,000	2.750%, 11/6/2019	46,212
	United Air Lines, Inc.
25,522	10.400%, 11/1/2016	28,393

	Total	381,118

U.S. Government and Agencies (1.6%)
	U.S. Treasury Notes
500,000	0.875%, 10/15/2017	498,086
375,000	1.875%, 6/30/2020	377,520
205,000	3.625%, 2/15/2044	241,243

	Total	1,116,849

Utilities (2.6%)
	Access Midstream Partners, LP
100,000	4.875%, 5/15/2023	101,500
	AES Corporation
64,810	7.375%, 7/1/2021	73,235
	Atlas Pipeline Partners, LP
77,000	4.750%, 11/15/2021	73,150
	Berkshire Hathaway Energy Company
48,000	2.400%, 2/1/2020[g]	47,791
	Calpine Corporation
100,000	6.000%, 1/15/2022[g]	106,500
120,000	5.375%, 1/15/2023	121,200
	Commonwealth Edison Company
22,000	6.950%, 7/15/2018	25,429
	DCP Midstream Operating, LP
29,000	2.500%, 12/1/2017	28,967
	DTE Energy Company
46,000	2.400%, 12/1/2019	46,008
	Dynegy Finance I, Inc.
140,000	7.375%, 11/1/2022[g]	142,450
	EDP Finance BV
46,000	4.125%, 1/15/2020[g]	46,258
	El Paso Corporation
18,000	7.000%, 6/15/2017	19,845
	Electricite de France SA
30,000	0.691%, 1/20/2017[d,g]	30,082
57,000	5.625%, 12/29/2049[g,h]	60,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (53.0%)	Value
Utilities (2.6%) - continued
	Enel Finance International NV
$26,000	5.125%, 10/7/2019[g]	$28,729
	Enterprise Products Operating, LLC
70,000	7.000%, 6/1/2067	72,712
	Exelon Generation Company, LLC
20,000	5.200%, 10/1/2019	22,100
	MarkWest Energy Partners, LP
155,000	4.875%, 12/1/2024	151,512
	MidAmerican Energy Holdings Company
39,000	1.100%, 5/15/2017	38,602
20,000	5.750%, 4/1/2018	22,413
	NiSource Finance Corporation
40,000	6.400%, 3/15/2018	45,557
	NRG Energy, Inc.
64,810	6.625%, 3/15/2023	67,402
	Oleoducto Central SA
75,000	4.000%, 5/7/2021[g]	71,625
	ONEOK Partners, LP
26,000	2.000%, 10/1/2017	25,855
	Pacific Gas & Electric Company
26,000	5.625%, 11/30/2017	28,898
	Panhandle Eastern Pipe Line Company, LP
28,000	6.200%, 11/1/2017	31,119
	PG&E Corporation
19,000	2.400%, 3/1/2019	19,029
	PPL Capital Funding, Inc.
40,000	1.900%, 6/1/2018	39,932
	Sempra Energy
36,000	6.150%, 6/15/2018	40,799
	Southern Company
40,000	1.300%, 8/15/2017	39,836
	TransAlta Corporation
37,000	1.900%, 6/3/2017	36,843
	Transelec SA
75,000	4.250%, 1/14/2025[g]	74,671
	Williams Companies, Inc.
40,000	7.875%, 9/1/2021	46,207

	Total	1,826,320

	Total Long-Term Fixed Income (cost $37,892,692)	38,058,012

Shares	Common Stock (6.3%)
Financials (6.3%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	178,488
6,200	Cohen & Steers REIT and Preferred Income Fund, Inc.	117,738
9,425	Doubleline Income Solutions Fund	187,557
5,211	First Trust High Income Long/Short Fund	83,376
11,400	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,250,694
4,495	iShares MSCI Emerging Markets Minimum Volatility ETF	254,552
29,597	MFS Intermediate Income Trust	141,474
18,070	Nuveen Quality Preferred Income Fund II	160,823
10,814	PIMCO Dynamic Credit Income Fund	223,309
24,789	Templeton Global Income Fund	178,233
6,695	Vanguard MSCI Emerging Markets ETF	267,934
15,000	Vanguard Short-Term Corporate Bond ETF	1,194,450
11,299	Western Asset Emerging Markets Debt Fund, Inc.	178,072
16,794	Western Asset High Income Opportunity Fund, Inc.	90,184

	Total	4,506,884

	Total Common Stock (cost $4,597,108)	4,506,884

	Preferred Stock (1.4%)
Financials (1.2%)
2,850	Affiliated Managers Group, Inc., 5.250%	73,730
855	Agribank FCB, 6.875%[h]	89,855
52	Bank of America Corporation, Convertible, 7.250%[h]	60,474
4,620	Citigroup, Inc., 6.875%[h]	122,800
1,135	Farm Credit Bank of Texas, 6.750%[g,h]	117,437
2,500	Goldman Sachs Group, Inc., 5.500%[h]	61,000
3,275	HSBC USA, Inc., 6.500%[h]	82,792
92	M&T Bank Corporation, 6.375%[h]	95,047
2,300	Morgan Stanley, 7.125%[h]	63,319
1,539	U.S. Bancorp 6.500%[h]	45,324
57	Wells Fargo & Company, Convertible, 7.500%[h]	68,742

	Total	880,520

Materials (0.1%)
2,280	CHS, Inc., 7.100%[h]	59,873

	Total	59,873

Utilities (0.1%)
865	Southern California Edison Company, 4.510%[h]	86,905

	Total	86,905

	Total Preferred Stock (cost $993,487)	1,027,298

Shares or Principal Amount	Short-Term Investments (15.1%)[i]
	Federal Home Loan Bank Discount Notes
100,000	0.150%, 4/24/2015[j]	99,953
	Thrivent Cash Management Trust
10,695,094	0.060%	10,695,094

	Total Short-Term Investments (at amortized cost)	10,795,047

	Total Investments (cost $80,466,807) 111.3%	$79,874,741

	Other Assets and Liabilities, Net (11.3%)	(8,113,556)

	Total Net Assets 100.0%	$71,761,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
f	All or a portion of the security is insured or guaranteed.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $7,410,916 or 10.3% of total net assets.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At December 31, 2014, $99,953 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Opportunity Income Plus Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2019	7/30/2014	$143,905
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	90,604
JBS Finance II, Ltd., 1/29/2018	8/19/2013	67,490
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	397,810

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$829,849
Gross unrealized depreciation	(1,422,454)

Net unrealized appreciation (depreciation)	$(592,605)

Cost for federal income tax purposes	$80,467,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,966,511	—	1,966,511	—
Capital Goods	1,140,969	—	1,140,969	—
Communications Services	9,307,841	—	8,056,333	1,251,508
Consumer Cyclical	3,512,278	—	3,512,278	—
Consumer Non-Cyclical	2,650,171	—	1,275,400	1,374,771
Energy	1,023,182	—	718,156	305,026
Financials	2,084,937	—	2,084,937	—
Technology	1,702,341	—	1,702,341	—
Transportation	1,120,380	—	491,416	628,964
Utilities	978,890	—	978,890	—
Long-Term Fixed Income
Asset-Backed Securities	2,421,795	—	2,421,795	—
Basic Materials	1,151,262	—	1,151,262	—
Capital Goods	1,516,659	—	1,516,659	—
Collateralized Mortgage Obligations	5,701,307	—	5,701,307	—
Commercial Mortgage-Backed Securities	152,462	—	152,462	—
Communications Services	2,887,240	—	2,887,240	—
Consumer Cyclical	1,959,976	—	1,959,976	—
Consumer Non-Cyclical	2,540,708	—	2,540,708	—
Energy	1,909,648	—	1,909,648	—
Financials	5,009,126	—	5,009,126	—
Foreign Government	899,648	—	899,648	—
Mortgage-Backed Securities	7,812,791	—	7,812,791	—
Technology	771,103	—	771,103	—
Transportation	381,118	—	381,118	—
U.S. Government and Agencies	1,116,849	—	1,116,849	—
Utilities	1,826,320	—	1,826,320	—
Common Stock
Financials	4,506,884	4,506,884	—	—
Preferred Stock
Financials	880,520	673,228	207,292	—
Materials	59,873	59,873	—	—
Utilities	86,905	—	86,905	—
Short-Term Investments	10,795,047	10,695,094	99,953	—

Total	$79,874,741	$15,935,079	$60,379,393	$3,560,269

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	91,653	91,653	—	—

Total Asset Derivatives	$91,653	$91,653	$—	$—

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Opportunity Income Plus Portfolio as discussed in the Notes to Financial Statements.

Investments in Securities	Beginning Value January 1, 2014	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Ending Value December 31, 2014
Bank Loans
Communications Services	—	441	(10,110)	1,000,845	(39,446)	299,778	—	1,251,508
Consumer Non-Cyclical	—	(1,565)	(20,995)	79,200	(178,100)	1,496,231	—	1,374,771
Energy	—	(276)	(4,599)	329,875	(19,974)	—	—	305,026
Transportation	—	3	(17,289)	649,500	(3,250)	—	—	628,964

Total	$—	($1,397)	($52,993)	$2,059,420	($240,770)	$1,796,009	$—	$3,560,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Bank Loans Communications Services Securities are recent market activity based on comparable trades, market color and credit spread of the issuer. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Bank Loans Consumer Non-Cyclical Securities are recent market activity based on comparable trades, market color and credit spread of the issuer. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Bank Loans Energy Securities are recent market activity based on comparable trades, market color and credit spread of the issuer. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Bank Loans Transportation Securities are recent market activity based on comparable trades, market color and credit spread of the issuer. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(84)	March 2015	($18,382,619)	($18,361,875)	$20,744
5-Yr. U.S. Treasury Bond Futures	48	March 2015	5,703,146	5,708,625	5,479
30-Yr. U.S. Treasury Bond Futures	3	March 2015	421,720	433,687	11,967
Ultra Long Term U.S. Treasury Bond Futures	7	March 2015	1,102,850	1,156,313	53,463
Total Futures Contracts					$91,653

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$91,653
Total Interest Rate Contracts		91,653

Total Asset Derivatives		$91,653

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	123,983
Total Interest Rate Contracts		123,983
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	818
Total Credit Contracts		818

Total		$124,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	91,653
Total Interest Rate Contracts		91,653
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(2,202)
Total Credit Contracts		(2,202)

Total		$89,451

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Interest Rate Contracts	$12,501,873	21.5%	N/A
Credit Contracts	N/A	N/A	$882

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$4,568,156	$66,418,058	$60,291,120	10,695,094	$10,695,094	$3,762
Total Value and Income Earned	4,568,156				10,695,094	3,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER TECHNOLOGY PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.4%)	Value
Communications Equipment (5.3%)
40,294	QUALCOMM, Inc.	$2,995,053

	Total	2,995,053

Computers & Peripherals (14.1%)
42,887	Apple, Inc.	4,733,867
18,909	Electronics for Imaging, Inc.[a]	809,872
82,575	EMC Corporation	2,455,781

	Total	7,999,520

Consumer Discretionary (8.1%)
5,324	Amazon.com, Inc.[a]	1,652,303
1,602	Priceline Group, Inc.[a]	1,826,617
2,164	Tesla Motors, Inc.[a]	481,295
8,224	TripAdvisor, Inc.[a]	614,004

	Total	4,574,219

Electronic Equipment, Instruments & Components (2.9%)
31,000	Amphenol Corporation	1,668,110

	Total	1,668,110

Financials (6.2%)
20,820	American Tower Corporation	2,058,057
6,773	Intercontinental Exchange, Inc.	1,485,251

	Total	3,543,308

Internet Software & Services (22.0%)
2,397	Alibaba Group Holding, Ltd. ADR[a]	249,144
6,136	Demandware, Inc.[a]	353,065
25,365	eBay, Inc.[a]	1,423,484
7,365	Equinix, Inc.	1,669,866
20,030	Facebook, Inc.[a]	1,562,741
11,612	Fidelity National Information Services, Inc.	722,266
2,825	Google, Inc.[a]	1,487,080
2,816	Google, Inc., Class Aa	1,494,339
5,552	LendingClub Corporation[a]	140,466
9,992	Linkedln Corporation[a]	2,295,262
29,464	Pandora Media, Inc.[a]	525,343
11,303	Yahoo!, Inc.[a]	570,915

	Total	12,493,971

IT Consulting & Services (5.3%)
23,748	Cognizant Technology Solutions Corporation[a]	1,250,570
7,485	FleetCor Technologies, Inc.[a]	1,113,094
22,721	InterXion Holding NVa	621,192

	Total	2,984,856

Semiconductors & Semiconductor Equipment (4.5%)
45,468	Applied Materials, Inc.	1,133,063
32,152	Broadcom Corporation	1,393,146

	Total	2,526,209

Software (24.1%)
19,116	Adobe Systems, Inc.[a]	1,389,733
28,594	Guidewire Software, Inc.[a]	1,447,714
17,083	Microsoft Corporation	793,505
9,185	NetSuite, Inc.[a]	1,002,727
48,911	Oracle Corporation	2,199,528
17,697	Red Hat, Inc.[a]	1,223,571
31,540	Salesforce.com, Inc.[a]	1,870,637
30,851	ServiceNow, Inc.[a]	2,093,240
10,957	VMware, Inc.[a]	904,172
8,677	Workday, Inc.[a]	708,130

	Total	13,632,957

Telecommunications Services (3.9%)
9,207	Level 3 Communications, Inc.[a]	454,642
16,050	SBA Communications Corporation[a]	1,777,698

	Total	2,232,340

	Total Common Stock (cost $39,683,994)	54,650,543

Shares or Principal Amount	Short-Term Investments (3.5%)[b]	Value
	Thrivent Cash Management Trust
1,993,717	0.060%	1,993,717

	Total Short-Term Investments (at amortized cost)	1,993,717

	Total Investments (cost $41,677,711) 99.9%	$56,644,260

	Other Assets and Liabilities, Net 0.1%	29,905

	Total Net Assets 100.0%	$56,674,165

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,356,085
Gross unrealized depreciation	(413,683)

Net unrealized appreciation (depreciation)	$14,942,402

Cost for federal income tax purposes	$41,701,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER TECHNOLOGY PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Technology Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	2,995,053	2,995,053	—	—
Computers & Peripherals	7,999,520	7,999,520	—	—
Consumer Discretionary	4,574,219	4,574,219	—	—
Electronic Equipment, Instruments & Components	1,668,110	1,668,110	—	—
Financials	3,543,308	3,543,308	—	—
Internet Software & Services	12,493,971	12,493,971	—	—
IT Consulting & Services	2,984,856	2,984,856	—	—
Semiconductors & Semiconductor Equipment	2,526,209	2,526,209	—	—
Software	13,632,957	13,632,957	—	—
Telecommunications Services	2,232,340	2,232,340	—	—
Short-Term Investments	1,993,717	1,993,717	—	—

Total	$56,644,260	$56,644,260	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$856,402	$10,232,450	$9,095,135	1,993,717	$1,993,717	$565
Total Value and Income Earned	856,402				1,993,717	565

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (94.5%)	Value
Biotechnology (19.5%)
36,030	Amgen, Inc.	$5,739,219
126,741	Amicus Therapeutics, Inc.[a]	1,054,485
13,084	Biogen Idec, Inc.[a]	4,441,364
22,900	BioMarin Pharmaceutical, Inc.[a]	2,070,160
19,900	Incyte Corporation[a]	1,454,889
105,544	Innate Pharma SAa	994,280
72,648	Keryx BioPharmaceuticals, Inc.[a]	1,027,969
10,000	Medivation, Inc.[a]	996,100
54,228	Oncomed Pharmaceuticals, Inc.[a]	1,180,001
17,887	PTC Therapeutics, Inc.[a]	926,010

	Total	19,884,477

Health Care Equipment (17.8%)
67,500	Abbott Laboratories	3,038,850
50,876	Dexcom, Inc.[a]	2,800,724
28,588	HeartWare International, Inc.[a]	2,099,217
35,015	Inogen, Inc.[a]	1,098,421
5,775	Intuitive Surgical, Inc.[a]	3,054,628
52,800	Medtronic, Inc.	3,812,160
128,327	NxStage Medical, Inc.[a]	2,300,903

	Total	18,204,903

Health Care Facilities (3.4%)
30,400	HCA Holdings, Inc.[a]	2,231,056
10,800	Universal Health Services, Inc.	1,201,608

	Total	3,432,664

Health Care Supplies (2.8%)
52,077	Align Technology, Inc.[a]	2,911,625

	Total	2,911,625

Pharmaceuticals (51.0%)
73,583	Aspen Pharmacare Holdings, Ltd.[a]	2,567,023
45,000	Dr. Reddy’s Laboratories, Ltd. ADR	2,270,250
45,338	Hikma Pharmaceuticals plc	1,391,040
60,291	Mylan, Inc.[a]	3,398,604
87,699	Novartis AG	8,133,510
92,005	Novo Nordisk AS ADR	3,893,652
199,600	Pfizer, Inc.	6,217,540
29,883	Roche Holding AG - Genusschein	8,096,566
39,333	Sagent Pharmaceuticals, Inc.[a]	987,652
53,771	Sanofi	4,902,340
17,545	Sawai Pharmaceutical Company, Ltd.	1,007,961
17,289	Shire Pharmaceuticals Group plc ADR	3,674,604
2,300,800	Sihuan Pharmaceutical Holdings Group, Ltd.	1,530,397
53,881	Teva Pharmaceutical Industries, Ltd. ADR	3,098,696
449,497	Vectura Group plc[a]	893,052

	Total	52,062,887

	Total Common Stock (cost $80,500,470)	96,496,556

Shares or Principal Amount	Short-Term Investments (7.6%)[b]
7,778,026	Thrivent Cash Management Trust 0.060%	$7,778,026

	Total Short-Term Investments (at amortized cost)	7,778,026

	Total Investments (cost $88,278,496) 102.1%	$104,274,582

	Other Assets and Liabilities, Net (2.1%)	(2,152,997)

	Total Net Assets 100.0%	$102,121,585

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,785,583
Gross unrealized depreciation	(873,496)

Net unrealized appreciation (depreciation)	$15,912,087

Cost for federal income tax purposes	$88,362,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	19,884,477	18,890,197	994,280	—
Health Care Equipment	18,204,903	18,204,903	—	—
Health Care Facilities	3,432,664	3,432,664	—	—
Health Care Supplies	2,911,625	2,911,625	—	—
Pharmaceuticals	52,062,887	23,540,998	28,521,889	—
Short-Term Investments	7,778,026	7,778,026	—	—

Total	$104,274,582	$74,758,413	$29,516,169	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$1,615,477	$33,556,232	$27,393,683	7,778,026	$7,778,026	$2,172
Total Value and Income Earned	1,615,477				7,778,026	2,172

The accompanying Notes to Financial Statements are an integral part of this schedule.

NATURAL RESOURCES PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (99.0%)	Value
Integrated Oil & Gas (18.4%)
14,779	Chevron Corporation	$1,657,908
95,726	Petroleo Brasileiro SA ADR	698,800
42,850	Suncor Energy, Inc. ADR	1,361,773
39,900	Total SA ADR[a]	2,042,880

	Total	5,761,361

Materials (14.9%)
3,500	Agnico Eagle Mines, Ltd.	87,115
21,550	Alcoa, Inc.	340,274
2,500	Avery Dennison Corporation	129,700
3,450	Ball Corporation	235,186
21,050	Barrick Gold Corporation	226,287
3,850	Crown Holdings, Inc.[b]	195,965
800	Eagle Materials, Inc.	60,824
12,050	Eldorado Gold Corporation	73,264
2,700	Franco-Nevada Corporation	132,813
21,550	Freeport-McMoRan, Inc.	503,408
14,650	Goldcorp, Inc.	271,318
10,500	International Paper Company	562,590
19,850	Kinross Gold Corporation[b]	55,977
1,100	Martin Marietta Materials, Inc.	121,352
3,750	MeadWestvaco Corporation	166,462
8,900	Newmont Mining Corporation	168,210
5,150	Owens-Illinois, Inc.[b]	138,999
2,400	Packaging Corporation of America	187,320
3,300	Rock-Tenn Company	201,234
1,250	Royal Gold, Inc.	78,375
4,550	Sealed Air Corporation	193,057
7,000	Silver Wheaton Corporation	142,310
12,200	Teck Resources, Ltd.	166,408
2,250	Vulcan Materials Company	147,893
16,050	Yamana Gold, Inc.	64,521

	Total	4,650,862

Oil & Gas Drilling (4.3%)
57,500	Rowan Companies plc	1,340,900

	Total	1,340,900

Oil & Gas Equipment & Services (18.4%)
30,150	Cameron International Corporation[b]	1,505,993
34,550	Schlumberger, Ltd.	2,950,915
113,600	Weatherford International, Ltd.[b]	1,300,720

	Total	5,757,628

Oil & Gas Exploration & Production (32.8%)
41,800	Canadian Natural Resources, Ltd.	1,290,784
187,000	Cobalt International Energy, Inc.[b]	1,662,430
7,900	Concho Resources, Inc.[b]	788,025
20,050	EOG Resources, Inc.	1,846,004
21,250	EQT Corporation	1,608,625
43,850	Marathon Oil Corporation	1,240,516
40,450	Oasis Petroleum, Inc.[b]	669,043
42,500	Southwestern Energy Company[b]	1,159,825

	Total	10,265,252

Oil & Gas Refining & Marketing (6.4%)
22,400	Marathon Petroleum Corporation	2,021,824

	Total	2,021,824

Utilities (3.8%)
30,800	iShares North American Natural Resources ETF	$1,180,256

	Total	1,180,256

	Total Common Stock (cost $37,587,383)	30,978,083

	Collateral Held for Securities Loaned (6.3%)
1,983,400	Thrivent Cash Management Trust	1,983,400

	Total Collateral Held for Securities Loaned (cost $1,983,400)	1,983,400

Shares or Principal Amount	Short-Term Investments (1.5%)[c]
	Thrivent Cash Management Trust
466,869	0.060%	466,869

	Total Short-Term Investments (at amortized cost)	466,869

	Total Investments (cost $40,037,652) 106.8%	$33,428,352

	Other Assets and Liabilities, Net (6.8%)	(2,136,116)

	Total Net Assets 100.0%	$31,292,236

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an Underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,580,609
Gross unrealized depreciation	(8,237,235)

Net unrealized appreciation (depreciation)	$(6,656,626)

Cost for federal income tax purposes	$40,084,978

The accompanying Notes to Financial Statements are an integral part of this schedule.

NATURAL RESOURCES PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Natural Resources Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Integrated Oil & Gas	5,761,361	5,761,361	—	—
Materials	4,650,862	4,650,862	—	—
Oil & Gas Drilling	1,340,900	1,340,900	—	—
Oil & Gas Equipment & Services	5,757,628	5,757,628	—	—
Oil & Gas Exploration & Production	10,265,252	10,265,252	—	—
Oil & Gas Refining & Marketing	2,021,824	2,021,824	—	—
Utilities	1,180,256	1,180,256	—	—
Collateral Held for Securities Loaned	1,983,400	1,983,400	—	—
Short-Term Investments	466,869	466,869	—	—

Total	$33,428,352	$33,428,352	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$1,771,801	$30,333,263	$30,121,664	1,983,400	$1,983,400	$13,789
Cash Management Trust-Short Term Investment	1,879,163	6,428,508	7,840,802	466,869	466,869	340
Total Value and Income Earned	3,650,964				2,450,269	14,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (91.3%)	Value
Brazil (9.6%)
105,279	Banco Bradesco SA ADR	$1,407,580
18,521	Lojas Renner SA	532,804
25,584	Multiplan Empreendimentos Imobiliarios SA	456,589
76,600	Souza Cruz SA	556,735
61,800	Ultrapar Participacoes SA	1,196,152
60,660	Vale SA ADR[a]	496,199

	Total	4,646,059

Chile (1.1%)
26,090	Banco Santander Chile SA ADR	514,495

	Total	514,495

China (1.9%)
842,000	PetroChina Company, Ltd.	934,693

	Total	934,693

Hong Kong (11.3%)
254,000	AlA Group, Ltd.	1,400,929
139,000	China Mobile, Ltd.	1,628,072
167,000	Hang Lung Group, Ltd.	757,279
132,000	Hang Lung Properties, Ltd.	368,241
71,000	Swire Pacific, Ltd., Class A	921,614
100,000	Swire Pacific, Ltd., Class B	237,937
59,500	Swire Properties, Ltd.	175,074

	Total	5,489,146

Hungary (1.0%)
37,710	Richter Gedeon Nyrt	507,839

	Total	507,839

India (15.2%)
5,200	Grasim Industries, Ltd.	278,235
4,350	Grasim Industries, Ltd. GDR	232,943
14,000	Hero Motocorp, Ltd.	686,960
67,000	Hindustan Unilever, Ltd.	805,179
85,639	Housing Development Finance Corporation	1,535,709
150,000	ICICI Bank, Ltd.	834,742
49,600	Infosys, Ltd.	1,538,972
181,893	ITC, Ltd.	1,059,593
8,947	Ultra Tech Cement, Ltd.	377,867

	Total	7,350,200

Indonesia (3.1%)
2,522,000	Astra International Tbk PT	1,504,082

	Total	1,504,082

Luxembourg (1.7%)
26,965	Tenaris SA ADR	814,613

	Total	814,613

Malaysia (2.1%)
249,707	CIMB Group Holdings Berhad	396,314
120,000	Public Bank Berhad	626,916

	Total	1,023,230

Mexico (7.3%)
17,400	Fomento Economico Mexicano SAB de CV ADR[b]	1,531,722
4,800	Grupo Aeroportuario del Sureste SAB de CV ADR[b]	632,832
199,577	Grupo Financiero Banorte SAB de CV ADR	1,098,409
97,300	Organizacion Soriana SAB de CV	265,776

	Total	3,528,739

Philippines (3.9%)
28,000	Ayala Corporation	432,590
917,900	Ayala Land, Inc.	684,457
367,862	Bank of the Philippine Islands	769,552

	Total	1,886,599

Poland (1.8%)
17,523	Bank Pekao SA	880,639

	Total	880,639

Portugal (0.9%)
41,629	Jeronimo Martins SGPS SA	417,140

	Total	417,140

Russia (3.4%)
28,186	Lukoil ADR	1,115,170
3,492	Magnit PJSC[b]	551,911

	Total	1,667,081

South Africa (3.9%)
44,921	Massmart Holdings, Ltd.	550,504
21,121	MTN Group, Ltd.	401,775
142,193	Truworths International, Ltd.	944,270

	Total	1,896,549

South Korea (1.2%)
3,170	E-Mart Company, Ltd.[b]	586,632

	Total	586,632

Taiwan (5.3%)
175,400	Taiwan Mobile Company, Ltd.	580,004
452,499	Taiwan Semiconductor Manufacturing Company, Ltd.	1,993,472

	Total	2,573,476

Thailand (4.7%)
70,300	PTT Exploration & Production pcl	238,063
70,400	Siam Cement pcl	960,588
196,800	Siam Commercial Bank pcl	1,083,912

	Total	2,282,563

Turkey (5.6%)
274,433	Akbank TAS	1,013,258
33,036	BIM Birlesik Magazalar AS	706,471
248,190	Turkiye Garanti Bankasi AS	997,013

	Total	2,716,742

United Kingdom (4.8%)
21,386	BHP Billiton plc[a]	457,481
19,139	SABMiller plc	996,641
57,824	Standard Chartered plc	864,812

	Total	2,318,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (91.3%)	Value
United States (1.5%)
9,800	Yum! Brands, Inc.	$713,930

	Total	713,930

	Total Common Stock (cost $38,225,627)	44,253,381

	Preferred Stock (6.0%)
Brazil (1.1%)
71,605	Vale SA ADR[a]	519,852

	Total	519,852

South Korea (4.9%)
2,532	Samsung Electronics Company, Ltd.	2,381,525

	Total	2,381,525

	Total Preferred Stock (cost $2,195,813)	2,901,377

	Collateral Held for Securities Loaned (3.1%)
1,509,100	Thrivent Cash Management Trust	1,509,100

	Total Collateral Held for Securities Loaned (cost $1,509,100)	1,509,100

Shares or Principal Amount	Short-Term Investments (2.7%)[c]
	Thrivent Cash Management Trust
1,287,032	0.060%	1,287,032

	Total Short-Term Investments (at amortized cost)	1,287,032

	Total Investments (cost $43,217,572) 103.1%	$49,950,890

	Other Assets and Liabilities, Net (3.1%)	(1,489,268)

	Total Net Assets 100.0%	$48,461,622

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,431,947
Gross unrealized depreciation	(3,869,150)

Net unrealized appreciation (depreciation)	$6,562,797

Cost for federal income tax purposes	$43,388,093

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,234,454	713,930	4,520,524	—
Consumer Staples	7,175,896	1,531,722	5,644,174	—
Energy	4,298,691	814,613	3,484,078	—
Financials	16,536,447	1,922,075	14,614,372	—
Health Care	507,839	—	507,839	—
Industrials	1,832,681	632,832	1,199,849	—
Information Technology	3,532,444	—	3,532,444	—
Materials	2,525,078	496,199	2,028,879	—
Telecommunications Services	2,609,851	—	2,609,851	—
Preferred Stock
Information Technology	2,381,525	—	2,381,525	—
Materials	519,852	519,852	—	—
Collateral Held for Securities Loaned	1,509,100	1,509,100	—	—
Short-Term Investments	1,287,032	1,287,032	—	—

Total	$49,950,890	$9,427,355	$40,523,535	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$2,223,998	$19,378,608	$20,093,506	1,509,100	$1,509,100	$3,902
Cash Management Trust-Short Term Investment	1,837,201	18,983,314	19,533,483	1,287,032	1,287,032	688
Total Value and Income Earned	4,061,199				2,796,132	4,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (<0.1%)
182	OutFront Media	$4,885

	Total	4,885

Diversified REITS (7.8%)
6,792	American Assets Trust, Inc.	270,390
51,213	American Realty Capital Properties, Inc.	463,478
6,700	Armada Hoffler Properties, Inc.	63,583
2,019	Brookfield Asset Management, Inc.	101,212
66,500	Cousins Properties, Inc.	759,430
7,300	Crown Castle International Corporation	574,510
81,620	Duke Realty Corporation	1,648,724
19,343	Empire State RealtyTrust, Inc.	340,050
20,176	First Potomac Realty Trust	249,375
3,150	Gladstone Commercial Corporation	54,085
35,414	Lexington Realty Trust	388,846
25,443	Liberty Property Trust	957,420
5,270	PS Business Parks, Inc.	419,176
33,150	Vornado Realty Trust	3,902,086
9,515	Washington Real Estate Investment Trust	263,185
6,300	Whitestone REIT	95,193
10,500	Winthrop Realty Trust	163,695
6,650	WP Carey, Inc.	466,165

	Total	11,180,603

Health Care REITs (10.2%)
6,400	Aviv REIT, Inc.	220,672
8,850	Brookdale Senior Living, Inc.[a]	324,530
5,000	Capital Senior Living Corporation[a]	124,550
57,742	HCP, Inc.	2,542,380
46,552	Health Care REIT, Inc.	3,522,590
24,262	Healthcare Realty Trust, Inc.	662,838
25,269	Healthcare Trust of America, Inc.	680,747
7,022	LTC Properties, Inc.	303,140
7,414	Medical Properties Trust, Inc.	102,165
15,320	National Health Investors, Inc.	1,071,787
7,161	Omega Healthcare Investors, Inc.	279,780
17,570	Physicians Realty Trust	291,662
17,071	Sabra Healthcare REIT, Inc.	518,446
15,872	Senior Housing Property Trust	350,930
48,520	Ventas, Inc.	3,478,884

	Total	14,475,101

Hotel & Resort REITs (10.1%)
26,928	Ashford Hospitality Trust, Inc.	282,206
19,927	Chatham Lodging Trust	577,285
21,433	Chesapeake Lodging Trust	797,522
29,095	DiamondRock Hospitality Company	432,643
14,143	FelCor Lodging Trust, Inc.	153,027
35,147	Hersha Hospitality Trust	247,083
19,600	Hilton Worldwide Holdings, Inc.[a]	511,364
19,549	Hospitality Properties Trust	606,019
164,240	Host Hotels & Resorts, Inc.	3,903,985
2,500	Hyatt Hotels Corporation[a]	150,525
32,290	LaSalle Hotel Properties	1,306,776
1,000	Marriott International, Inc.	78,030
24,308	Pebblebrook Hotel Trust	1,109,174
36,830	RLJ Lodging Trust	1,234,910
6,706	Starwood Hotels & Resorts Worldwide, Inc.	543,655
68,574	Strategic Hotels & Resorts, Inc.[a]	907,234
42,457	Summit Hotel Properties, Inc.	528,165
60,523	Sunstone Hotel Investors, Inc.	999,235
1,000	Wyndham Worldwide Corporation	85,760

	Total	14,454,598

Industrial REITS (5.7%)
23,016	DCT Industrial Trust, Inc.	820,751
7,724	EastGroup Properties, Inc.	489,084
34,246	First Industrial Realty Trust, Inc.	704,098
108,423	Prologis, Inc.	4,665,442
13,150	Rexford Industrial Realty, Inc.	206,586
22,900	STAG Industrial, Inc.	561,050
34,223	Terreno Realty Corporation	706,020

	Total	8,153,031

Mortgage REITS (0.5%)
5,000	Apollo Commercial Real Estate Finance, Inc.	81,800
8,750	Blackstone Mortgage Trust, Inc.	254,975
7,350	Colony Financial, Inc.	175,077
5,000	NorthStar Realty Finance Corporation	87,900
3,550	Starwood Property Trust, Inc.	82,502
7,150	Western Asset Mortgage Capital Corporation	105,105

	Total	787,359

Office REITS (13.7%)
17,012	Alexandria Real Estate Equities, Inc.	1,509,645
36,162	BioMed Realty Trust, Inc.	778,930
37,168	Boston Properties, Inc.	4,783,150
35,930	Brandywine Realty Trust	574,161
22,351	City Office REIT, Inc.	286,093
5,646	Coresite Realty Corporation	220,476
19,857	Corporate Office Properties Trust	563,343
7,600	CyrusOne, Inc.	209,380
16,968	Digital Realty Trust, Inc.	1,124,978
44,457	Douglas Emmett, Inc.	1,262,579
16,750	DuPont Fabros Technology, Inc.	556,770
5,800	Franklin Street Properties Corporation	71,166
23,512	Highwoods Properties, Inc.	1,041,111
17,799	Hudson Pacific Properties, Inc.	535,038
20,763	Kilroy Realty Corporation	1,434,101
16,405	Mack-Cali Realty Corporation	312,679
24,900	Paramount Group, Inc.[a]	462,891
22,270	Parkway Properties, Inc.	409,545
16,963	Piedmont Office Realty Trust, Inc.	319,583
1,500	QTS Realty Trust, Inc.	50,760
25,077	SL Green Realty Corporation	2,984,665

	Total	19,491,044

Real Estate Operating Companies (0.5%)
29,043	Forest City Enterprises, Inc.[a]	618,616
6,000	Store Capital Corporation	129,660

	Total	748,276

Real Estate Services (0.3%)
3,119	CBRE Group, Inc.[a]	106,826
1,700	Jones Lang LaSalle, Inc.	254,881

	Total	361,707

Residential REITS (16.9%)
22,253	American Campus Communities, Inc.	920,384
21,700	American Homes 4 Rent	369,551

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (99.2%)	Value
Residential REITS (16.9%) - continued
35,284	Apartment Investment & Management Company	$1,310,801
10,059	Associated Estates Realty Corporation	233,469
31,854	AvalonBay Communities, Inc.	5,204,625
24,851	Camden Property Trust	1,834,998
21,888	Campus Crest Communities, Inc.	160,001
13,928	Equity Lifestyle Properties, Inc.	717,989
60,090	Equity Residential	4,316,866
17,385	Essex Property Trust, Inc.	3,591,741
8,087	Home Properties, Inc.	530,507
7,000	Independence Realty Trust, Inc.	65,170
11,474	Mid-America Apartment Communities, Inc.	856,878
17,835	Post Properties, Inc.	1,048,163
65,610	Spirit Realty Capital, Inc.	780,103
10,303	Sun Communities, Inc.	622,919
48,094	UDR, Inc.	1,482,257

	Total	24,046,422

Retail REITS (24.7%)
35,513	Acadia Realty Trust	1,137,481
6,750	Agree Realty Corporation	209,857
4,043	AmREIT, Inc.	107,301
37,027	Brixmor Property Group, Inc.	919,751
39,239	CBL & Associates Properties, Inc.	762,021
10,925	Cedar Realty Trust, Inc.	80,190
109,706	DDR Corporation	2,014,202
16,517	Equity One, Inc.	418,871
23,632	Excel Trust, Inc.	316,432
12,295	Federal Realty Investment Trust	1,640,891
122,505	General Growth Properties, Inc.	3,446,066
30,124	Glimcher Realty Trust	413,904
18,332	Inland Real Estate Corporation	200,735
56,687	Kimco Realty Corporation	1,425,111
9,436	Kite Realty Group Trust	271,191
17,766	Mace rich Company	1,481,862
23,286	National Retail Properties, Inc.	916,770
9,526	Pennsylvania Real Estate Investment Trust	223,480
31,548	Ramco-Gershenson Properties Trust	591,210
7,850	Realty Income Corporation	374,523
20,392	Regency Centers Corporation	1,300,602
15,272	Retail Opportunity Investments Corporation	256,417
16,500	Retail Properties of America, Inc.	275,385
1,138	Saul Centers, Inc.	65,082
69,661	Simon Property Group, Inc.	12,685,965
21,363	Tanger Factory Outlet Centers, Inc.	789,576
18,241	Taubman Centers, Inc.	1,393,977
6,500	Urstadt Biddle Properties, Inc.	142,220
30,580	Washington Prime Group, Inc.	526,588
23,142	Weingarten Realty Investors	808,119

	Total	35,195,780

Specialized REITS (8.8%)
15,000	American Tower Corporation	1,482,750
7,500	Catchmark Timber Trust, Inc.	84,900
7,744	Corrections Corporation of America	281,417
53,172	CubeSmart	1,173,506
12,938	Education Realty Trust, Inc.	473,401
16,227	EPR Properties	935,162
29,220	Extra Space Storage, Inc.	1,713,461
4,500	Geo Group, Inc.	181,620
4,957	Iron Mountain, Inc.	191,638
3,465	Plum Creek Timber Company, Inc.	148,267
24,683	Public Storage, Inc.	4,562,653
1,794	Rayonier, Inc. REIT	50,124
5,036	Sovran Self Storage, Inc.	439,240
22,007	Weyerhaeuser Company	789,831

	Total	12,507,970

	Total Common Stock (cost $126,849,256)	141,406,776

Shares or Principal Amount	Short-Term Investments (0.6%)[b]
	Thrivent Cash Management Trust
910,489	0.060%	910,489

	Total Short-Term Investments (at amortized cost)	910,489

	Total Investments (cost $127,759,745) 99.8%	$142,317,265

	Other Assets and Liabilities, Net 0.2%	227,599

	Total Net Assets 100.0%	$142,544,864

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes. were as follows:

Gross unrealized appreciation	$28,343,095
Gross unrealized depreciation	(13,865,300)

Net unrealized appreciation (depreciation)	$14,477,795

Cost for federal income tax purposes	$127,839,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,885	4,885	—	—
Diversified REITS	11,180,603	11,180,603	—	—
Health Care REITs	14,475,101	14,475,101	—	—
Hotel & Resort REITs	14,454,598	14,454,598	—	—
Industrial REITS	8,153,031	8,153,031	—	—
Mortgage REITS	787,359	787,359	—	—
Office REITS	19,491,044	19,491,044	—	—
Real Estate Operating Companies	748,276	748,276	—	—
Real Estate Services	361,707	361,707	—	—
Residential REITS	24,046,422	24,046,422	—	—
Retail REITS	35,195,780	35,195,780	—	—
Specialized REITS	12,507,970	12,507,970	—	—
Short-Term Investments	910,489	910,489	—	—

Total	$142,317,265	$142,317,265	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$359,706	$19,400,202	$18,849,419	910,489	$910,489	$411
Total Value and Income Earned	359,706				910,489	411

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (15.5%)
13,423	Brunswick Corporation	$688,063
12,002	Burlington Stores, Inc.[a]	567,214
3,995	Chuy’s Holdings, Inc.[a]	78,582
7,306	Core-Mark Holding Company, Inc.	452,461
17,246	Del Frisco’s Restaurant Group, Inc.[a]	409,420
9,375	Five Below, Inc.[a,b]	382,781
8,270	G-lll Apparel Group, Ltd.[a]	835,353
10,036	Imax Corporation[a]	310,112
19,696	Kate Spade & Company[a]	630,469
3,099	Lithia Motors, Inc.	268,652
11,849	Oxford Industries, Inc.	654,183
5,692	Red Robin Gourmet Burgers, Inc.[a]	438,142
3,026	Restoration Hardware Holdings, Inc.[a,b]	290,526
1,886	Shutterfly, Inc.[a]	78,637
5,995	Skechers USA, Inc.[a]	331,224
8,958	Tenneco, Inc.[a]	507,112
5,314	Vail Resorts, Inc.	484,265

	Total	7,407,196

Consumer Staples (3.4%)
4,350	B&G Foods, Inc.	130,065
1,883	Boston Beer Company, Inc.[a,b]	545,204
6,780	Natural Grocers by Vitamin Cottage, Inc.[a,b]	190,993
9,539	United Natural Foods, Inc.[a]	737,603

	Total	1,603,865

Energy (3.2%)
1,500	Diamondback Energy, Inc.[a]	89,670
13,611	Oasis Petroleum, Inc.[a]	225,126
1,354	PDC Energy, Inc.[a]	55,879
27,269	Penn Virginia Corporation[a]	182,157
19,698	Rex Energy Corporation[a,b]	100,460
4,964	SemGroup Corporation	339,488
14,422	U.S. Silica Holdings, Inc.[b]	370,501
5,152	Whiting Petroleum Corporation[a]	170,016

	Total	1,533,297

Financials (12.1%)
14,577	Bank of the Ozarks, Inc.	552,760
11,324	Chesapeake Lodging Trust	421,366
17,637	Essent Group, Ltd.[a]	453,447
12,487	Evercore Partners, Inc.	653,944
10,139	Hanmi Financial Corporation	221,132
14,989	iShares Russell 2000 Growth Index Fund	2,134,134
18,555	Kennedy-Wilson Holdings, Inc.	469,442
10,751	PacWest Bancorp	488,740
14,046	Western Alliance Bancorp[a]	390,479

	Total	5,785,444

Health Care (20.7%)
9,754	Acadia Healthcare Company, Inc.[a]	597,042
7,200	Acorda Therapeutics, Inc.[a]	294,264
18,141	Akorn, Inc.[a,b]	656,704
8,458	Align Technology, Inc.[a]	472,887
15,955	Cardiovascular Systems, Inc.[a]	479,926
4,793	Centene Corporation[a]	497,753

9,179	Cyberonics, Inc.[a]	511,087
37,870	Depomed, Inc.[a]	610,086
21,996	ExamWorks Group, Inc.[a]	914,814
5,880	Furiex Pharmaceuticals, Inc. Contigent Value Right[a,c]	57,330
18,909	Impax Laboratories, Inc.[a]	599,037
31,054	Ironwood Pharmaceuticals, Inc.[a]	475,747
3,745	LifePoint Hospitals, Inc.[a]	269,303
20,564	Neurocrine Biosciences, Inc.[a]	459,400
8,343	NPS Pharmaceuticals, Inc.[a]	298,429
18,491	NuVasive, Inc.[a]	872,036
1,275	Puma Biotechnology, Inc.[a]	241,319
11,085	Team Health Holdings, Inc.[a]	637,720
8,177	Teleflex, Inc.	938,883

	Total	9,883,767

Industrials (16.6%)
5,170	Generac Holdings, Inc.[a]	241,749
6,089	Granite Construction, Inc.	231,504
8,979	H&E Equipment Services, Inc.	252,220
21,951	Healthcare Services Group, Inc.	678,944
7,553	Heico Corporation	456,201
5,866	Huron Consulting Group, Inc.[a]	401,176
25,098	Interface, Inc.	413,364
11,901	MasTec, Inc.[a]	269,082
6,470	Middleby Corporation[a]	641,177
18,893	On Assignment, Inc.[a]	627,059
16,293	PGT, Inc.[a]	156,902
10,489	Proto Labs, Inc.[a,b]	704,441
13,436	Ritchie Brothers Auctioneers, Inc.	361,294
9,272	Saia, Inc.[a]	513,298
9,256	Spirit Airlines, Inc.[a]	699,568
16,322	Swift Transportation Company[a]	467,299
1,569	WageWorks, Inc.[a]	101,310
3,897	Watsco, Inc.	416,979
4,522	Watts Water Technologies, Inc.	286,876

	Total	7,920,443

Information Technology (23.4%)
14,779	A10 Networks, Inc.[a]	64,436
4,718	Ambarella, Inc.[a,b]	239,297
49,031	Applied Micro Circuits Corporation[a]	319,682
7,599	Applied Optoelectronics, Inc.[a]	85,261
13,209	Aspen Technology, Inc.[a]	462,579
4,977	Belden, Inc.	392,237
11,537	Cardtronics, Inc.[a]	445,097
6,956	Cavium, Inc.[a]	430,020
11,843	ChannelAdvisor Corporation[a,b]	255,572
8,361	Cognex Corporation[a]	345,560
4,374	Coherent, Inc.[a]	265,589
11,129	Constant Contact, Inc.[a]	408,434
13,474	Cornerstone OnDemand, Inc.[a,b]	474,285
10,819	Dealertrack Technologies, Inc.[a]	479,390
9,237	Demandware, Inc.[a]	531,497
8,233	DST Systems, Inc.	775,137
5,560	Electronics for Imaging, Inc.[a]	238,135
17,434	Guidewire Software, Inc.[a]	882,683
11,956	HomeAway, Inc.[a]	356,050
5,793	Manhattan Associates, Inc.[a]	235,891
38,128	MaxLinear, Inc.[a]	282,529
4,762	Methode Electronics, Inc.	173,861
7,628	Monolithic Power Systems, Inc.	379,417
21,392	Proofpoint, Inc.[a]	1,031,736
1,038	SPS Commerce, Inc.[a]	58,782
2,564	Synaptics, Inc.[a]	176,506
1,588	Tyler Technologies, Inc.[a]	173,791
3,199	Ultimate Software Group, Inc.[a]	469,661
18,346	Virtusa Corporation[a]	764,478

	Total	11,197,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (97.6%)	Value
Materials (2.7%)
13,531	Chemtura Corporation[a,b]	$334,622
34,397	Graphic Packaging Holding Company[a]	468,487
13,154	PolyOne Corporation	498,668

	Total	1,301,777

	Total Common Stock (cost $42,737,096)	46,633,382

	Collateral Held for Securities Loaned (8.4%)
4,013,248	Thrivent Cash Management Trust	4,013,248

	Total Collateral Held for Securities Loaned (cost $4,013,248)	4,013,248

Shares or Principal Amount	Short-Term Investments (3.3%)[d]
	Thrivent Cash Management Trust	1,581,539
1,581,539	0.060%

	Total Short-Term Investments (at amortized cost)	1,581,539

	Total Investments (cost $48,331,883) 109.3%	$52,228,169

	Other Assets and Liabilities, Net (9.3%)	(4,427,143)

	Total Net Assets 100.0%	$47,801,026

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,276,989
Gross unrealized depreciation	(3,439,368)

Net unrealized appreciation (depreciation)	$3,837,621

Cost for federal income tax purposes	$48,390,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock Consumer Discretionary	7,407,196	7,407,196
Consumer Staples	1,603,865	1,603,865	—	—
Energy	1,533,297	1,533,297	—	—
Financials	5,785,444	5,785,444	—	—
Health Care	9,883,767	9,826,437	—	57,330
Industrials	7,920,443	7,920,443	—	—
Information Technology	11,197,593	11,197,593	—	—
Materials	1,301,777	1,301,777	—	—
Collateral Held for Securities Loaned	4,013,248	4,013,248	—	—
Short-Term Investments	1,581,539	1,581,539	—	—

Total	$52,228,169	$52,170,839	$—	$57,330

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$29,633,978	$172,018,613	$197,639,343	4,013,248	$4,013,248	$78,263
Cash Management Trust- Short Term Investment	5,913,423	77,191,758	81,523,642	1,581,539	1,581,539	3,783
Total Value and Income Earned	35,547,401				5,594,787	82,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (12.9%)
218,000	Aaron’s, Inc.	$6,664,260
37,800	American Public Education, Inc.[a]	1,393,686
13,400	Ascent Capital Group, Inc.[a]	709,262
41,800	Brunswick Corporation	2,142,668
66,600	Crocs, Inc.[a]	831,834
59,000	CSS Industries, Inc.	1,630,760
72,200	Culp, Inc.	1,565,296
60,800	Dorman Products, Inc.[a,b]	2,934,816
82,800	Drew Industries, Inc.[a]	4,228,596
65,600	Ethan Allen Interiors, Inc.[b]	2,031,632
87,900	Fred’s, Inc.	1,530,339
101,000	Haverty Furniture Companies, Inc.	2,223,010
41,400	Hooker Furniture Corporation	710,838
9,000	Interval Leisure Group, Inc.	188,010
63,800	M/I Homes, Inc.[a]	1,464,848
83,100	Meritage Homes Corporation[a]	2,990,769
147,200	Modine Manufacturing Company[a]	2,001,920
16,700	National CineMedia, Inc.	239,979
87,600	New Media Investment Group, Inc.	2,069,988
57,600	Orient-Express Hotels, Ltd.[a]	712,512
162,950	Pier 1 Imports, Inc.	2,509,430
306,300	Quiksilver, Inc.[a,b]	676,923
16,700	Red Robin Gourmet Burgers, Inc.[a]	1,285,482
126,400	Shiloh Industries, Inc.[a]	1,988,272
190,200	Sportsman’s Warehouse Holdings, Inc.[a,b]	1,392,264
179,000	Stein Mart, Inc.	2,616,980
43,200	Steven Madden, Ltd.[a]	1,375,056

	Total	50,109,430

Consumer Staples (1.0%)
249,600	Alliance One International, Inc.[a]	394,368
29,500	Pinnacle Foods, Inc.	1,041,350
95,400	Spartannash Company	2,493,756

	Total	3,929,474

Energy (2.8%)
36,700	Atwood Oceanics, Inc.[a]	1,041,179
12,300	Bristow Group, Inc.	809,217
24,500	CARBO Ceramics, Inc.[b]	981,225
15,200	Clayton Williams Energy, Inc.[a]	969,760
119,600	Cloud Peak Energy, Inc.[a]	1,097,928
37,825	Gulf Island Fabrication, Inc.	733,427
26,300	PDC Energy, Inc.[a]	1,085,401
398,200	Teekay Tankers, Ltd.[b]	2,014,892
93,800	Tesco Corporation	1,202,516
152,900	Tetra Technologies, Inc.[a]	1,021,372

	Total	10,956,917

Financials (27.6%)
146,800	Ares Capital Corporation	2,290,814
76,100	Associated Estates Realty Corporation	1,766,281
61,600	Assured Guaranty, Ltd.	1,600,984
107,800	BBCN Bancorp, Inc.	1,550,164
63,850	Catchmark Timber Trust, Inc.	722,782
161,800	CBL & Associates Properties, Inc.	3,142,156
210,800	Cedar Realty Trust, Inc.	1,547,272
420,000	CoBiz Financial, Inc.	5,514,600
88,300	Columbia Banking System, Inc.	2,437,963
98,018	Compass Diversified Holdings	1,592,793
173,400	East West Bancorp, Inc.	6,712,314
97,410	Employers Holdings, Inc.	2,290,109
3,500	Enstar Group, Ltd.[a]	535,115
199,300	First Potomac Realty Trust	2,463,348
24,100	Forestar Real Estate Group, Inc.[a]	371,140
135,600	Glacier Bancorp, Inc.	3,765,612
100,000	Golub Capital BDC, Inc.	1,793,000
125,600	Hatteras Financial Corporation	2,314,808
200,000	Hercules Technology Growth Capital, Inc.	2,976,000
120,000	Home Bancshares, Inc.	3,859,200
26,500	Home Properties, Inc.	1,738,400
21,500	iShares Russell 2000 Value Index Fund	2,186,120
89,400	Janus Capital Group, Inc.	1,442,022
67,000	JMP Group, Inc.	510,540
26,500	Kilroy Realty Corporation	1,830,355
92,750	Kite Realty Group Trust	2,665,635
94,300	LaSalle Hotel Properties	3,816,321
29,500	Main Street Capital Corporation	862,580
211,700	Meadowbrook Insurance Group, Inc.	1,790,982
70,000	National Interstate Corporation	2,086,000
19,900	Piper Jaffray Companies[a]	1,155,991
61,200	Potlatch Corporation	2,562,444
146,000	ProAssurance Corporation	6,591,900
14,200	PS Business Parks, Inc.	1,129,468
138,200	Radian Group, Inc.[b]	2,310,704
213,200	Redwood Trust, Inc.	4,200,040
96,600	Safeguard Scientifics, Inc.[a]	1,914,612
6,200	Safety Insurance Group, Inc.	396,862
126,400	Sandy Spring Bancorp, Inc.	3,296,512
53,700	State Auto Financial Corporation	1,193,214
129,500	Strategic Hotels & Resorts, Inc.[a]	1,713,285
39,000	SVB Financial Group[a]	4,526,730
67,685	TCP Capital Corporation	1,135,754
90,300	THL Credit, Inc.	1,061,928
70,300	Washington Real Estate Investment Trust	1,944,498
84,300	Wintrust Financial Corporation	3,941,868

	Total	107,251,220

Health Care (4.9%)
17,300	Analogic Corporation	1,463,753
7,400	Atrion Corporation	2,516,074
71,800	Halyard Health, Inc.[a,b]	3,264,746
44,300	National Healthcare Corporation	2,783,812
96,000	Triple-S Management Corporation[a]	2,295,360
3,000	Wellcare Health Plans, Inc.[a]	246,180
120,900	West Pharmaceutical Services, Inc.	6,436,716

	Total	19,006,641

Industrials (24.5%)
82,600	A.O. Smith Corporation	4,659,466
101,000	Aegion Corporation[a]	1,879,610
153,200	Alaska Air Group, Inc.	9,155,232
41,000	Applied Industrial Technologies, Inc.	1,869,190
42,700	Astec Industries, Inc.	1,678,537
148,000	Beacon Roofing Supply, Inc.[a]	4,114,400
82,196	Celadon Group, Inc.	1,865,027
42,100	Circor International, Inc.	2,537,788
109,000	Comfort Systems USA, Inc.	1,866,080
80,400	ESCO Technologies, Inc.	2,966,760
57,000	Franklin Electric Company, Inc.	2,139,210
49,800	FTI Consulting, Inc.[a]	1,923,774
67,000	G& K Services, Inc.	4,746,950
46,500	Genesee & Wyoming, Inc.[a]	4,181,280
107,700	Gibraltar Industries, Inc.[a]	1,751,202
24,200	Hillenbrand, Inc.	834,900
45,000	Hub Group, Inc.[a]	1,713,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.1%)	Value
Industrials (24.5%) - continued
52,000	Kaman Corporation	$2,084,680
128,200	Kforce, Inc.	3,093,466
37,300	Kirby Corporation[a]	3,011,602
13,100	Kratos Defense & Security Solutions, Inc.[a]	65,762
67,300	Landstar System, Inc.	4,881,269
50,000	Luxfer Holdings plc ADR	746,500
79,100	Matson, Inc.	2,730,532
77,800	Matthews International Corporation	3,786,526
125,000	McGrath Rentcorp	4,482,500
43,700	Mine Safety Appliances Company	2,320,033
150,500	Navigant Consulting, Inc.[a]	2,313,185
33,500	Nordson Corporation	2,611,660
28,500	Quanex Building Products Corporation	535,230
15,600	RBC Bearings, Inc.	1,006,668
36,000	Sun Hydraulics Corporation	1,417,680
48,800	Universal Forest Products, Inc.	2,596,160
63,600	Universal Truckload Services, Inc.	1,813,236
108,900	UTI Worldwide, Inc.[a,b]	1,314,423
46,100	Waste Connections, Inc.	2,027,939
46,800	Woodward, Inc.	2,303,964

	Total	95,026,021

Information Technology (10.1%)
71,500	Advanced Energy Industries, Inc.[a]	1,694,550
9,900	Badger Meter, Inc.	587,565
58,900	Belden, Inc.	4,641,909
111,800	Brooks Automation, Inc.	1,425,450
67,900	Cabot Microelectronics Corporation[a]	3,213,028
16,800	Cognex Corporation[a]	694,344
69,500	Cohu, Inc.	827,050
136,200	Electro Rent Corporation	1,912,248
150,000	Electro Scientific Industries, Inc.	1,164,000
70,200	Entegris, Inc.[a]	927,342
102,000	Fabrinet[a]	1,809,480
40,700	Intersil Corporation	588,929
185,000	Intevac, Inc.[a]	1,437,450
170,400	lxia[a]	1,917,000
22,100	Littelfuse, Inc.	2,136,407
43,600	Methode Electronics, Inc.	1,591,836
42,000	Newport Corporation[a]	802,620
81,100	Progress Software Corporation[a]	2,191,322
202,900	ShoreTel, Inc.[a]	1,491,315
330,000	Sonus Networks, Inc.[a]	1,310,100
69,000	Synnex Corporation	5,393,040
81,000	Teradyne, Inc.	1,602,990

	Total	39,359,975

Materials (7.0%)
61,200	American Vanguard Corporation[b]	711,144
74,000	AptarGroup, Inc.	4,946,160
18,700	Carpenter Technology Corporation	920,975
50,500	Clearwater Paper Corporation[a]	3,461,775
25,100	Franco-Nevada Corporation	1,235,988
115,600	Innospec, Inc.	4,936,120
55,600	Minerals Technologies, Inc.	3,861,420
127,500	Myers Industries, Inc.	2,244,000
44,600	Ryerson Holding Corporation[a]	442,878
42,900	Schnitzer Steel Industries, Inc.	967,824
75,800	Stillwater Mining Company[a]	1,117,292
223,000	Wausau Paper Corporation	2,535,510

	Total	27,381,086

Telecommunications Services (0.1%)
21,080	Premiere Global Services, Inc.[a]	223,870

	Total	223,870

Utilities (5.2%)
33,100	Black Hills Corporation	1,755,624
106,000	Cleco Corporation	5,781,240
71,000	El Paso Electric Company	2,844,260
58,500	NorthWestern Corporation	3,309,930
77,200	PNM Resources, Inc.	2,287,436
69,700	Southwest Gas Corporation	4,308,157

	Total	20,286,647

	Total Common Stock (cost $240,602,839)	373,531,281

	Preferred Stock (0.2%)

Health Care (0.2%)
43,967	National Healthcare Corporation, Convertible[c]	683,687

	Total	683,687

	Total Preferred Stock (cost $594,223)	683,687

	Collateral Held for Securities Loaned (3.2%)
12,670,650	Thrivent Cash Management Trust	12,670,650

	Total Collateral Held for Securities Loaned (cost $12,670,650)	12,670,650

Shares or Principal Amount	Short-Term Investments (3.8%)[d]
	Thrivent Cash Management Trust
14,642,525	0.060%	14,642,525

	Total Short-Term Investments (at amortized cost)	14,642,525

	Total Investments (cost $268,510,237) 103.3%	$401,528,143

	Other Assets and Liabilities, Net (3.3%)	(12,895,537)

	Total Net Assets 100.0%	$388,632,606

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$142,351,507
Gross unrealized depreciation	(10,227,527)

Net unrealized appreciation (depreciation)	$132,123,980

Cost for federal income tax purposes	$269,404,163

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	50,109,430	50,109,430	—	—
Consumer Staples	3,929,474	3,929,474	—	—
Energy	10,956,917	10,956,917	—	—
Financials	107,251,220	107,251,220	—	—
Health Care	19,006,641	19,006,641	—	—
Industrials	95,026,021	95,026,021	—	—
Information Technology	39,359,975	39,359,975	—	—
Materials	27,381,086	26,145,098	1,235,988	—
Telecommunications Services	223,870	223,870	—	—
Utilities	20,286,647	20,286,647	—	—
Preferred Stock
Health Care	683,687	683,687	—	—
Collateral Held for Securities Loaned	12,670,650	12,670,650	—	—
Short-Term Investments	14,642,525	14,642,525	—	—

Total	$401,528,143	$400,292,155	$1,235,988	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$6,702,600	$94,032,214	$88,064,164	12,670,650	$12,670,650	$64,016
Cash Management Trust- Short Term Investment	8,038,467	37,152,133	30,548,075	14,642,525	14,642,525	4,900
Total Value and Income Earned	14,741,067				27,313,175	68,916

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (13.7%)
53,100	Aaron’s, Inc.	$1,623,267
99,490	Cheesecake Factory, Inc.	5,005,342
47,580	G-lll Apparel Group, Ltd.[a]	4,806,056
238,070	Houghton Mifflin HarcourtCompany[a]	4,930,429
252,051	MDC Partners, Inc.	5,726,599
274,720	NutriSystem, Inc.	5,370,776
63,400	Oxford Industries, Inc.	3,500,314
65,380	Papa John’s International, Inc.	3,648,204
341,160	Tuesday Morning Corporation[a,b]	7,403,172

	Total	42,014,159

Consumer Staples (3.7%)
71,360	TreeHouse Foods, Inc.[a]	6,103,421
150,810	WhiteWave Foods Company[a]	5,276,842

	Total	11,380,263

Energy (2.8%)
100,910	Market Vectors Oil Service ETF	3,624,687
111,400	Oasis Petroleum, Inc.[a]	1,842,556
89,670	Rex Energy Corporation[a,b]	457,317
57,580	Rosetta Resources, Inc.[a]	1,284,610
315,142	Trinidad Drilling, Ltd.	1,410,517

	Total	8,619,687

Financials (21.7%)
25,756	Affiliated Managers Group, Inc.[a]	5,466,453
39,970	Allied World Assurance Company Holdings AG	1,515,662
62,040	American Assets Trust, Inc.	2,469,812
39,139	Argo Group International Holdings, Ltd.	2,171,040
100,080	Assured Guaranty, Ltd.	2,601,079
161,950	BBCN Bancorp, Inc.	2,328,841
355,640	CNO Financial Group, Inc.	6,124,121
51,930	Education Realty Trust, Inc.	1,900,119
30,990	Extra Space Storage, Inc.	1,817,254
235,670	Hanmi Financial Corporation	5,139,963
57,820	HCC Insurance Holdings, Inc.	3,094,526
51,300	iShares Russell 2000 Index Fund	6,139,071
79,710	PacWest Bancorp	3,623,617
89,980	Parkway Properties, Inc.	1,654,732
92,520	Pebblebrook Hotel Trust	4,221,688
13,270	SVB Financial Group[a]	1,540,249
242,850	Synovus Financial Corporation	6,578,807
147,860	Terreno Realty Corporation	3,050,352
27,070	Texas Capital Bancshares, Inc.[a]	1,470,713
125,870	Western Alliance Bancorp[a]	3,499,186

	Total	66,407,285

Health Care (10.4%)
61,100	Acorda Therapeutics, Inc.[a]	2,497,157
66,500	Akorn, Inc.[a,b]	2,407,300
48,090	Align Technology, Inc.[a]	2,688,712
96,460	AMN Healthcare Services, Inc.[a]	1,890,616
188,622	ExamWorks Group, Inc.[a,b]	7,844,789
111,400	Neurocrine Biosciences, Inc.[a]	2,488,676
115,250	NuVasive, Inc.[a]	5,435,190
58,020	Teleflex, Inc.	6,661,856

	Total	31,914,296

Industrials (21.9%)
74,680	Apogee Enterprises, Inc.	3,164,192
98,510	CLARCOR, Inc.	6,564,706
64,870	Curtiss-Wright Corporation	4,579,173
205,304	EMCOR Group, Inc.	9,133,975
51,600	Esterline Technologies Corporation[a]	5,659,488
112,036	Granite Construction, Inc.	4,259,609
120,340	HNI Corporation	6,144,560
183,735	Interface, Inc.	3,026,116
183,530	Korn/Ferry International[a]	5,278,323
54,580	Landstar System, Inc.	3,958,687
200,880	Progressive Waste Solutions, Ltd.	6,042,470
14,250	Proto Labs, Inc.[a,b]	957,030
139,570	Ritchie Brothers Auctioneers, Inc.[b]	3,753,037
61,680	Tennant Company	4,451,446

	Total	66,972,812

Information Technology (14.5%)
368,050	Atmel Corporation[a]	3,089,780
167,380	Broadridge Financial Solutions, Inc.	7,729,608
87,510	DST Systems, Inc.	8,239,066
45,000	FEI Company	4,065,750
79,660	Guidewire Software, Inc.[a]	4,033,186
130,215	Plantronics, Inc.	6,903,999
63,470	Textura Corporation[a,b]	1,806,991
78,640	Ubiquiti Networks, Inc.[b]	2,330,890
149,952	Virtusa Corporation[a]	6,248,500

	Total	44,447,770

Materials (4.7%)
64,400	Chemtura Corporation[a,b]	1,592,612
38,350	Eagle Materials, Inc.	2,915,750
197,860	Horsehead Holding Corporation[a]	3,132,124
140,700	Materials Select Sector SPDR Fund	6,835,206

	Total	14,475,692

Utilities (4.0%)
30,750	Laclede Group, Inc.	1,635,900
156,820	NorthWestern Corporation	8,872,876
42,300	Portland General Electric Company	1,600,209

	Total	12,108,985

	Total Common Stock (cost $247,791,572)	298,340,949

	Collateral Held for Securities Loaned (8.0%)
24,447,972	Thrivent Cash Management Trust	24,447,972

	Total Collateral Held for Securities Loaned (cost $24,447,972)	24,447,972

Shares or Principal Amount	Short-Term Investments (4.6%)[c]
	Thrivent Cash Management Trust
14,077,311	0.060%	14,077,311

	Total Short-Term Investments (at amortized cost)	14,077,311

	Total Investments (cost $286,316,855) 110.0%	$336,866,232

	Other Assets and Liabilities, Net (10.0%)	(30,528,197)

	Total Net Assets 100.0%	$306,338,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,415,524
Gross unrealized depreciation	(9,886,973)

Net unrealized appreciation (depreciation)	$50,528,551

Cost for federal income tax purposes	$286,337,681

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	42,014,159	42,014,159	—	—
Consumer Staples	11,380,263	11,380,263	—	—
Energy	8,619,687	7,209,170	1,410,517	—
Financials	66,407,285	66,407,285	—	—
Health Care	31,914,296	31,914,296	—	—
Industrials	66,972,812	66,972,812	—	—
Information Technology	44,447,770	44,447,770	—	—
Materials	14,475,692	14,475,692	—	—
Utilities	12,108,985	12,108,985	—	—
Collateral Held for Securities Loaned	24,447,972	24,447,972	—	—
Short-Term Investments	14,077,311	14,077,311	—	—

Total	$336,866,232	$335,455,715	$1,410,517	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(585,340)
Total Equity Contracts		(585,340)

Total		($585,340)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,194,990)
Total Equity Contracts		(1,194,990)

Total		($1,194,990)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,008,634	3.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$25,019,444	$105,537,202	$106,108,674	24,447,972	$24,447,972	$373,549
Cash Management Trust- Short Term Investment	25,721,345	128,823,821	140,467,855	14,077,311	14,077,311	8,120
Total Value and Income Earned	50,740,789				38,525,283	381,669

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (93.9%)	Value
Consumer Discretionary (13.8%)
28,850	Aeropostale, Inc.[a,b]	$66,932
6,300	American Public Education, Inc.[b]	232,281
4,700	Arctic Cat, Inc.	166,850
15,450	Barnes & Noble, Inc.[b]	358,749
6,600	Big 5 Sporting Goods Corporation	96,558
618	Biglari Holdings, Inc.[b]	246,897
7,900	BJ’s Restaurants, Inc.[b]	396,659
4,300	Blue Nile, Inc.[b]	154,843
8,600	Bob Evans Farms, Inc.	440,148
28,300	Boyd Gaming Corporation[b]	361,674
15,775	Brown Shoe Company, Inc.	507,166
10,200	Buckle, Inc.[a]	535,704
6,850	Buffalo Wild Wings, Inc.[b]	1,235,603
28,250	Callaway Golf Company	217,525
3,950	Capella Education Company	303,992
21,550	Career Education Corporation[b]	149,988
9,300	Cato Corporation	392,274
7,700	Children’s Place Retail Stores, Inc.	438,900
13,375	Christopher & Banks Corporation[b]	76,371
6,900	Coinstar, Inc.[b]	519,018
8,700	Cracker Barrel Old Country Store, Inc.	1,224,612
30,000	Crocs, Inc.[b]	374,700
6,050	DineEquity, Inc.	627,022
11,150	Dorman Products, Inc.[a,b]	538,211
8,600	Drew Industries, Inc.[b]	439,202
10,883	E.W. Scripps Company[b]	243,235
9,500	Ethan Allen Interiors, Inc.	294,215
17,343	Finish Line, Inc.	421,608
15,400	Francesca’s Holdings Corporation[b]	257,180
12,600	Fred’s, Inc.	219,366
6,990	FTD Companies, Inc.[a,b]	243,392
8,750	Genesco, Inc.[b]	670,425
6,950	G-III Apparel Group, Ltd.[b]	702,020
7,750	Group 1 Automotive, Inc.	694,555
15,650	Harte-Hanks, Inc.	121,131
7,600	Haverty Furniture Companies, Inc.	167,276
9,650	Helen of Troy, Ltd.[b]	627,829
9,100	Hibbett Sports, Inc.[b]	440,713
17,450	Iconix Brand Group, Inc.[b]	589,636
14,300	Interval Leisure Group, Inc.	298,727
10,800	iRobot Corporation[a,b]	374,976
14,050	Jack in the Box, Inc.	1,123,438
5,400	Kirkland’s, Inc.[b]	127,656
18,850	La-Z-Boy, Inc.	505,934
8,250	Lithia Motors, Inc.	715,193
9,900	Lumber Liquidators Holdings, Inc.[a,b]	656,469
8,850	M/I Homes, Inc.[b]	203,196
6,650	Marcus Corporation	123,091
9,050	MarineMax, Inc.[b]	181,453
10,300	Marriott Vacations Worldwide Corporation	767,762
16,500	Men’s Wearhouse, Inc.	728,475
13,450	Meritage Homes Corporation[b]	484,066
3,650	Monarch Casino & Resort, Inc.[b]	60,554
11,450	Monro Muffler Brake, Inc.[a]	661,810
6,600	Movado Group, Inc.	187,242
10,450	NutriSystem, Inc.	204,298
5,300	Oxford Industries, Inc.	292,613
10,750	Papa John’s International, Inc.	599,850
19,550	Pep Boys - Manny, Moe & Jack[b]	191,981
4,400	Perry Ellis International, Inc.[b]	114,092
7,350	PetMed Express, Inc.[a]	105,620
21,750	Pinnacle Entertainment, Inc.[b]	483,937
15,912	Pool Corporation	1,009,457
44,350	Quiksilver, Inc.[a,b]	98,013
5,100	Red Robin Gourmet Burgers, Inc.[b]	392,572
16,250	Regis Corporation[b]	272,350
22,600	Ruby Tuesday, Inc.[b]	154,584
12,900	Ruth’s Hospitality Group, Inc.	193,500
16,650	Ryland Group, Inc.	642,024
9,700	Scholastic Corporation	353,274
17,700	Scientific Games Corporation[a,b]	225,321
19,350	Select Comfort Corporation[b]	523,031
8,050	Sizmek, Inc.[b]	50,393
15,000	Skechers USA, Inc.[b]	828,750
12,150	Sonic Automotive, Inc.	328,536
18,252	Sonic Corporation	497,002
11,550	Stage Stores, Inc.	239,085
5,350	Stamps.com, Inc.[b]	256,747
7,600	Standard Motor Products, Inc.	289,712
54,650	Standard Pacific Corporation[a,b]	398,398
10,250	Stein Mart, Inc.	149,855
20,475	Steven Madden, Ltd.[b]	651,719
3,950	Strayer Education, Inc.[a,b]	293,406
7,050	Sturm, Ruger & Company, Inc.[a]	244,141
8,450	Superior Industries International, Inc.	167,225
22,650	Texas Roadhouse, Inc.	764,664
15,950	Tuesday Morning Corporation[a,b]	346,115
5,200	Unifi, Inc.[b]	154,596
5,750	Universal Electronic, Inc.[b]	373,922
7,850	Universal Technical Institute, Inc.	77,244
11,200	Vitamin Shoppe, Inc.[b]	544,096
7,250	VOXX International Corporation[b]	63,510
9,850	Winnebago Industries, Inc.	214,336
36,750	Wolverine World Wide, Inc.	1,083,022
7,800	Zumiez, Inc.[b]	301,314

	Total	37,168,807

Consumer Staples (3.3%)
29,950	Alliance One International, Inc.[b]	47,321
9,800	Andersons, Inc.	520,772
19,500	B&G Foods, Inc.	583,050
3,200	Boston Beer Company, Inc.[a,b]	926,528
5,600	Calavo Growers, Inc.	264,880
10,900	Cal-Maine Foods, Inc.[a]	425,427
13,950	Casey’s General Stores, Inc.	1,259,964
15,650	Central Garden & Pet Company[b]	149,457
60,050	Darling Ingredients, Inc.[b]	1,090,508
9,550	Diamond Foods, Inc.[b]	269,597
6,200	Inter Parfums, Inc.	170,190
5,400	J & J Snack Foods Corporation	587,358
4,100	Medifast, Inc.[b]	137,555
7,500	Sanderson Farms, Inc.[a]	630,187
2,550	Seneca Foods Corporation[b]	68,927
18,850	Snyders-Lance, Inc.	575,867
13,700	Spartannash Company	358,118
8,450	Universal Corporation	371,631
5,020	WD-40 Company	427,102

	Total	8,864,439

Energy (3.3%)
13,000	Approach Resources, Inc.[a,b]	83,070
76,200	Arch Coal, Inc.[a]	135,636
12,250	Basic Energy Services, Inc.[b]	85,872
17,650	Bill Barrett Corporation[b]	201,033
12,200	Bonanza Creek Energy, Inc.[b]	292,800
12,700	Bristow Group, Inc.	835,533
16,400	C&J Energy Services, Inc.[b]	216,644
15,400	Carrizo Oil & Gas, Inc.[b]	640,640
22,100	Cloud Peak Energy, Inc.[b]	202,878
16,150	Comstock Resources, Inc.[a]	109,981

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (93.9%)	Value
Energy (3.3%) - continued
5,850	Contango Oil & Gas Company[b]	$171,054
7,050	Era Group, Inc.[b]	149,108
24,750	Exterran Holdings, Inc.	806,355
4,700	Geospace Technologies Corporation[b]	124,550
12,350	Green Plains, Inc.	306,033
4,850	Gulf Island Fabrication, Inc.	94,042
9,450	Gulfmark Offshore, Inc.[a]	230,769
11,600	Hornbeck Offshore Services, Inc.[b]	289,652
46,150	ION Geophysical Corporation[b]	126,912
9,600	Matrix Service Company[b]	214,272
30,350	Newpark Resources, Inc.[b]	289,539
20,850	Northern Oil and Gas, Inc.[a,b]	117,803
30,450	Paragon Offshore plc[a]	84,347
13,000	PDC Energy, Inc.[b]	536,510
25,500	Penn Virginia Corporation[b]	170,340
21,600	PetroQuest Energy, Inc.[b]	80,784
22,700	Pioneer Energy Services Corporation[b]	125,758
17,850	Rex Energy Corporation[a,b]	91,035
6,350	SEACOR Holdings, Inc.[b]	468,693
20,300	Stone Energy Corporation[b]	342,664
15,600	Swift Energy Company[a,b]	63,180
24,700	Synergy Resources Corporation[b]	309,738
13,000	Tesco Corporation	166,660
28,400	Tetra Technologies, Inc.[b]	189,712
19,650	U.S. Silica Holdings, Inc.[a]	504,809

	Total	8,858,406

Financials (22.2%)
24,628	Acadia Realty Trust	788,835
6,300	Agree Realty Corporation	195,867
13,450	American Assets Trust, Inc.	535,445
27,400	American Equity Investment Life Holding Company	799,806
6,800	Amerisafe, Inc.	288,048
20,900	Associated Estates Realty Corporation	485,089
8,950	Aviv REIT, Inc.	308,596
15,850	Bank Mutual Corporation	108,731
23,600	Bank of the Ozarks, Inc.	894,912
7,150	Banner Corporation	307,593
28,950	BBCN Bancorp, Inc.	416,301
4,750	Bofi Holding, Inc.[b]	369,598
30,250	Boston Private Financial Holdings, Inc.	407,467
25,400	Brookline Bancorp, Inc.	254,762
6,150	Calamos Asset Management, Inc.	81,918
34,750	Capstead Mortgage Corporation[a]	426,730
11,700	Cardinal Financial Corporation	232,011
10,172	Caretrust REIT, Inc.	125,421
10,500	Cash America International, Inc.	237,510
25,050	Cedar Realty Trust, Inc.	183,867
9,750	Central Pacific Financial Corporation	209,625
20,050	Chesapeake Lodging Trust	746,061
5,550	City Holding Company[a]	258,242
19,600	Columbia Banking System, Inc.	541,156
14,800	Community Bank System, Inc.	564,324
7,850	Coresite Realty Corporation	306,543
74,600	Cousins Properties, Inc.	851,932
35,250	CVB Financial Corporation	564,705
71,217	DiamondRock Hospitality Company	1,058,997
10,925	Dime Community Bancshares, Inc.	177,859
11,600	EastGroup Properties, Inc.	734,512
17,233	Education Realty Trust, Inc.	630,555
6,500	eHealth, Inc.[b]	161,980
11,400	Employers Holdings, Inc.	268,014
8,650	Encore Capital Group, Inc.[b]	384,060
9,607	Enova International, Inc.[b]	213,852
20,750	EPR Properties	1,195,823
13,100	Evercore Partners, Inc.	686,047
17,700	EZCORP, Inc.[a,b]	207,975
63,350	F.N.B. Corporation	843,822
18,700	Financial Engines, Inc.[a]	683,485
38,073	First Bancorp[b]	223,489
10,300	First Cash Financial Services, Inc.[b]	573,401
33,600	First Commonwealth Financial Corporation	309,792
22,300	First Financial Bancorp	414,557
23,450	First Financial Bankshares, Inc.[a]	700,686
27,412	First Midwest Bancorp, Inc.	469,019
12,700	Forestar Real Estate Group, Inc.[b]	195,580
32,400	Franklin Street Properties Corporation	397,548
15,350	FXCM, Inc.[a]	254,350
26,946	Geo Group, Inc.	1,087,541
9,450	Getty Realty Corporation	172,084
27,500	Glacier Bancorp, Inc.	763,675
25,500	Government Properties Income Trust	586,755
13,150	Green Dot Corporation[b]	269,444
9,650	Greenhill & Company, Inc.[a]	420,740
11,662	Hanmi Financial Corporation	254,348
3,350	HCI Group, Inc.	144,854
35,600	Healthcare Realty Trust, Inc.	972,592
11,900	HFF, Inc.	427,448
21,640	Home Bancshares, Inc.	695,942
15,200	Horace Mann Educators Corporation	504,336
8,750	Independent Bank Corporation[a]	374,588
4,200	Infinity Property & Casualty Corporation	324,492
32,000	Inland Real Estate Corporation	350,400
21,200	Interactive Brokers Group, Inc.	618,192
12,750	Investment Technology Group, Inc.[b]	265,455
30,325	Kite Realty Group Trust	871,540
75,809	Lexington Realty Trust	832,383
12,650	LTC Properties, Inc.	546,100
13,600	MarketAxess Holdings, Inc.	975,256
23,469	MB Financial, Inc.	771,191
16,824	Meadowbrook Insurance Group, Inc.	142,331
62,750	Medical Properties Trust, Inc.	864,695
13,350	Montpelier Re Holdings, Inc.	478,197
45,150	National Penn Bancshares, Inc.	475,204
3,950	Navigators Group, Inc.[b]	289,693
16,000	NBT Bancorp, Inc.	420,320
34,500	Northwest Bancshares, Inc.	432,285
16,250	OFG Bancorp[a]	270,563
39,150	Old National Bancorp	582,552
13,900	Oritani Financial Corporation	214,060
30,550	Parkway Properties, Inc.	561,814
25,000	Pennsylvania Real Estate Investment Trust	586,500
12,050	Pinnacle Financial Partners, Inc.	476,457
5,950	Piper Jaffray Companies[b]	345,635
19,750	Post Properties, Inc.	1,160,707
18,150	PRA Group, Inc.[a,b]	1,051,429
25,700	PrivateBancorp, Inc.	858,380
20,750	ProAssurance Corporation	936,862
19,650	Provident Financial Services, Inc.	354,879
7,050	PS Business Parks, Inc.	560,757
33,650	Retail Opportunity Investments Corporation	564,984
13,400	RLI Corporation	661,960
10,850	S&T Bancorp, Inc.	323,439
19,800	Sabra Healthcare REIT, Inc.	601,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (93.9%)	Value
Financials (22.2%) - continued
4,600	Safety Insurance Group, Inc.	$294,446
4,100	Saul Centers, Inc.	234,479
20,450	Selective Insurance Group, Inc.	555,626
5,800	Simmons First National Corporation	235,770
12,250	Sovran Self Storage, Inc.	1,068,445
30,549	Sterling Bancorp	439,295
8,050	Stewart Information Services Corporation	298,172
23,900	Stifel Financial Corporation[b]	1,219,378
65,850	Susquehanna Bancshares, Inc.	884,365
16,650	Texas Capital Bancshares, Inc.[b]	904,594
4,290	Tompkins Financial Corporation	237,237
34,382	Trustco Bank Corporation NY	249,613
13,850	UMB Financial Corporation	787,927
23,150	United Bankshares, Inc.[a]	866,967
16,675	United Community Banks, Inc.	315,824
7,650	United Fire Group, Inc.	227,434
4,750	Universal Health Realty Income Trust	228,570
10,650	Universal Insurance Holdings, Inc.	217,793
10,050	Urstadt Biddle Properties, Inc.	219,894
13,350	Viewpoint Financial Group, Inc.	318,398
2,550	Virtus Investment Partners, Inc.	434,750
9,400	Westamerica Bancorporation[a]	460,788
25,550	Wilshire Bancorp, Inc.	258,821
17,050	Wintrust Financial Corporation	797,258
3,262	World Acceptance Corporation[a,b]	259,166

	Total	59,735,893

Health Care (10 .8%)
7,750	Abaxis, Inc.	440,433
13,350	Abiomed, Inc.[a,b]	508,101
15,350	Acorda Therapeutics, Inc.[b]	627,354
26,700	Affymetrix, Inc.[a,b]	263,529
12,950	Air Methods Corporation[a,b]	570,188
27,300	Akorn, Inc.[a,b]	988,260
8,600	Albany Molecular Research, Inc.[b]	140,008
2,850	Almost Family, Inc.[b]	82,508
11,833	Amedisys, Inc.[b]	347,299
17,000	AMN Healthcare Services, Inc.[b]	333,200
17,500	AmSurg Corporation[b]	957,775
4,500	Analogic Corporation	380,745
9,350	Angiodynamics, Inc.[b]	177,743
5,250	Anika Therapeutics, Inc.[b]	213,885
9,000	Bio-Reference Laboratories, Inc.[a,b]	289,170
11,300	Cambrex Corporation[b]	244,306
12,875	Cantel Medical Corporation	556,973
6,250	Chemed Corporation[a]	660,437
3,800	Computer Programs and Systems, Inc.	230,850
9,950	CONMED Corporation	447,352
3,250	Corvel Corporation[b]	120,965
10,600	Cross Country Healthcare, Inc.[b]	132,288
9,100	CryoLife, Inc.	103,103
9,550	Cyberonics, Inc.[b]	531,744
7,850	Cynosure, Inc.[b]	215,247
21,450	Depomed, Inc.[b]	345,559
10,800	Emergent Biosolutions, Inc.[b]	294,084
7,350	Ensign Group, Inc.	326,267
12,800	ExamWorks Group, Inc.[b]	532,352
11,400	Gentiva Health Services, Inc.[b]	217,170
9,050	Greatbatch, Inc.[b]	446,165
18,800	Haemonetics Corporation[b]	703,496
12,800	Hanger, Inc.[a,b]	280,320
7,700	HealthStream, Inc.[b]	226,996
12,850	Healthways, Inc.[b]	255,458
4,900	ICU Medical, Inc.[b]	401,310
24,050	Impax Laboratories, Inc.[b]	761,904
9,150	Integra LifeSciences Holdings Corporation[b]	496,204
10,650	Invacare Corporation	178,494
6,250	IPC The Hospitalist Company, Inc.[b]	286,813
25,100	Kindred Healthcare, Inc.	456,318
3,500	Landauer, Inc.	119,490
9,600	Lannett Company, Inc.[a,b]	411,648
4,450	LHC Group, Inc.[b]	138,751
6,650	Ligand Pharmaceuticals, Inc.[b]	353,847
13,850	Luminex Corporation[b]	259,826
10,050	Magellan Health Services, Inc.[b]	603,301
17,450	Masimo Corporation[b]	459,633
21,850	MedAssets, Inc.[b]	431,756
23,800	Medicines Company[b]	658,546
19,900	Medidata Solutions, Inc.[b]	950,225
15,100	Meridian Bioscience, Inc.	248,546
15,875	Merit Medical Systems, Inc.[b]	275,114
11,500	Molina Healthcare, Inc.[b]	615,595
17,100	Momenta Pharmaceuticals, Inc.[b]	205,884
4,700	MWI Veterinary Supply, Inc.[b]	798,577
11,800	Natus Medical, Inc.[b]	425,272
13,375	Neogen Corporation[b]	663,266
17,100	NuVasive, Inc.[b]	806,436
12,950	Omnicell, Inc.[b]	428,904
19,950	PAREXEL International Corporation[b]	1,108,422
11,300	PharMerica Corporation[b]	234,023
18,950	Prestige Brands Holdings, Inc.[b]	657,944
4,350	Providence Service Corporation[b]	158,514
15,950	Quality Systems, Inc.	248,660
11,300	Repligen Corporation[b]	223,740
8,250	Sagent Pharmaceuticals, Inc.[b]	207,158
21,200	Spectrum Pharmaceuticals, Inc.[a,b]	146,916
4,700	SurModics, Inc.[b]	103,870
25,800	West Pharmaceutical Services, Inc.	1,373,592

	Total	29,089,829

Industrials (15.6%)
15,262	AAON, Inc.	341,716
13,850	AAR Corporation	384,753
18,850	ABM Industries, Inc.	540,052
9,950	Aceto Corporation	215,915
23,550	Actuant Corporation	641,502
13,550	Aegion Corporation[b]	252,165
7,350	Aerovironment, Inc.[b]	200,288
10,450	Albany International Corporation	396,995
4,950	Allegiant Travel Company	744,134
2,900	American Science & Engineering, Inc.	150,510
4,550	American Woodmark Corporation[b]	184,002
10,400	Apogee Enterprises, Inc.	440,648
15,000	Applied Industrial Technologies, Inc.	683,850
8,800	Arcbest Corporation	408,056
6,900	Astec Industries, Inc.	271,239
9,050	Atlas Air Worldwide Holdings, Inc.[b]	446,165
9,300	AZZ, Inc.	436,356
17,700	Barnes Group, Inc.	655,077
17,400	Brady Corporation	475,716
16,550	Briggs & Stratton Corporation	337,951
17,750	Brink’s Company	433,277
5,250	CDI Corporation	92,977
7,950	Celadon Group, Inc.	180,386
6,400	Circor International, Inc.	385,792
13,600	Comfort Systems USA, Inc.	232,832
7,900	Cubic Corporation	415,856
17,500	Curtiss-Wright Corporation	1,235,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (93.9%)	Value
Industrials (15.6%) - continued
4,700	DXP Enterprises, Inc.[b]	$237,491
12,350	Dycom Industries, Inc.[b]	433,361
23,550	EMCOR Group, Inc.	1,047,740
6,850	Encore Wire Corporation	255,711
16,550	EnerSys, Inc.	1,021,466
6,402	Engility Holdings, Inc.[b]	274,006
8,700	EnPro Industries, Inc.[b]	546,012
9,600	ESCO Technologies, Inc.	354,240
4,700	Exponent, Inc.	387,750
22,800	Federal Signal Corporation	352,032
11,050	Forward Air Corporation	556,588
14,350	Franklin Electric Company, Inc.	538,556
7,250	G & K Services, Inc.	513,662
21,400	GenCorp, Inc.[a,b]	391,620
17,600	General Cable Corporation	262,240
10,600	Gibraltar Industries, Inc.[b]	172,356
15,330	Griffon Corporation	203,889
25,637	Healthcare Services Group, Inc.[a]	792,952
20,148	Heartland Express, Inc.	544,197
5,950	Heidrick & Struggles International, Inc.	137,147
22,900	Hillenbrand, Inc.	790,050
12,600	Hub Group, Inc.[b]	479,808
8,200	Insperity, Inc.	277,898
23,850	Interface, Inc.	392,809
10,600	John Bean Technologies Corporation	348,316
9,850	Kaman Corporation	394,886
10,800	Kelly Services, Inc.	183,816
22,150	Knight Transportation, Inc.	745,569
18,250	Korn/Ferry International[b]	524,870
4,450	Lindsay Manufacturing Company[a]	381,543
6,200	Lydall, Inc.[b]	203,484
15,650	Matson, Inc.	540,238
10,700	Matthews International Corporation	520,769
16,800	Mobile Mini, Inc.	680,568
14,750	Moog, Inc.[b]	1,091,943
20,600	Mueller Industries, Inc.	703,284
1,800	National Presto Industries, Inc.[a]	104,472
17,650	Navigant Consulting, Inc.[b]	271,280
17,000	On Assignment, Inc.[b]	564,230
22,050	Orbital Sciences Corporation[b]	592,924
9,950	Orion Marine Group, Inc.[b]	109,948
17,350	PGT, Inc.[b]	167,081
3,350	Powell Industries, Inc.	164,385
13,575	Quanex Building Products Corporation	254,939
13,800	Resources Global Professionals	227,010
10,100	Roadrunner Transportation Systems, Inc.[b]	235,835
9,000	Saia, Inc.[b]	498,240
15,150	Simpson Manufacturing Company, Inc.	524,190
18,650	SkyWest, Inc.	247,672
4,650	Standex International Corporation	359,259
19,100	TASER International, Inc.[a,b]	505,768
13,300	Teledyne Technologies, Inc.[b]	1,366,442
6,700	Tennant Company	483,539
22,756	Tetra Tech, Inc.	607,585
19,400	Titan International, Inc.[a]	206,222
20,300	Toro Company	1,295,343
15,300	TrueBlue, Inc.[b]	340,425
7,850	U.S. Ecology, Inc.[a]	314,942
5,650	UniFirst Corporation	686,193
14,150	United Stationers, Inc.	596,564
7,300	Universal Forest Products, Inc.	388,360
33,450	UTI Worldwide, Inc.[a,b]	403,742
2,950	Veritiv Corporation[b]	153,017
7,300	Viad Corporation	194,618
6,050	Vicor Corporation[b]	73,205
11,800	WageWorks, Inc.[b]	761,926
10,300	Watts Water Technologies, Inc.	653,432

	Total	41,819,190

Information Technology (15.4%)
19,750	ADTRAN, Inc.	430,550
13,700	Advanced Energy Industries, Inc.[b]	324,690
5,350	Agilysys, Inc.[b]	67,356
9,800	Anixter International, Inc.[b]	866,908
5,200	Badger Meter, Inc.	308,620
3,850	Bel Fuse, Inc.	105,259
19,300	Benchmark Electronics, Inc.[b]	490,992
5,550	Black Box Corporation	132,645
16,800	Blackbaud, Inc.	726,768
14,900	Blucora, Inc.[b]	206,365
13,850	Bottomline Technologies, Inc.[b]	350,128
24,207	Brooks Automation, Inc.	308,639
8,650	Cabot Microelectronics Corporation[b]	409,318
8,600	CACI International, Inc.[b]	741,148
13,150	CalAmp Corporationa,[b]	240,645
16,150	Cardtronics, Inc.[b]	623,067
7,350	Ceva, Inc.[b]	133,329
15,150	Checkpoint Systems, Inc.[b]	208,009
25,550	CIBER, Inc.[b]	90,702
22,900	Cirrus Logic, Inc.[b]	539,753
9,150	Coherent, Inc.[b]	555,588
9,150	Cohu, Inc.	108,885
12,450	comScore, Inc.[b]	578,054
5,850	Comtech Telecommunications Corporation	184,392
12,500	CSG Systems International, Inc.	313,375
12,200	CTS Corporation	217,526
14,150	Daktronics, Inc.	177,017
16,150	Dealertrack Technologies, Inc.[b]	715,607
13,600	Dice Holdings, Inc.[b]	136,136
9,000	Digi International, Inc.[b]	83,610
11,550	Digital River, Inc.[b]	285,631
13,250	Diodes, Inc.[b]	365,303
7,950	DSP Group, Inc.[b]	86,416
6,250	DTS, Inc.[b]	192,188
10,750	Ebix, Inc.[a]	182,643
9,650	Electro Scientific Industries, Inc.	74,884
17,050	Electronics for Imaging, Inc.[b]	730,251
32,700	Entropic Communications, Inc.[b]	82,731
11,300	EPIQ Systems, Inc.	193,004
17,200	Exar Corporation[b]	175,440
11,300	ExlService Holdings, Inc.[b]	324,423
10,650	Fabrinet[b]	188,931
6,350	FARO Technologies, Inc.[b]	398,018
4,000	Forrester Research, Inc.	157,440
32,000	Harmonic, Inc.[b]	224,320
13,300	Heartland Payment Systems, Inc.	717,535
12,850	iGATE Corporation[b]	507,318
18,900	II-VI, Inc.[b]	257,985
14,975	Insight Enterprises, Inc.[b]	387,703
6,050	Interactive Intelligence Group[b]	289,795
21,250	Ixia[b]	239,062
16,500	j2 Global, Inc.	1,023,000
22,000	Kopin Corporation[b]	79,640
27,950	Kulicke and Soffa Industries, Inc.[b]	404,157
8,850	Liquidity Services, Inc.[b]	72,305
8,200	Littelfuse, Inc.	792,694
18,100	Liveperson, Inc.[b]	255,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (93.9%)	Value
Information Technology (15.4%) - continued
8,850	LogMeln, Inc.[b]	$436,659
27,050	Manhattan Associates, Inc.[b]	1,101,476
8,550	ManTech International Corporation	258,467
23,900	MAXIMUS, Inc.	1,310,676
11,650	Mercury Computer Systems, Inc.[b]	162,168
13,850	Methode Electronics, Inc.	505,663
16,200	Micrel, Inc.	235,062
34,450	Microsemi Corporation[b]	977,691
3,300	MicroStrategy, Inc.[b]	535,920
19,250	MKS Instruments, Inc.	704,550
13,100	Monolithic Power Systems, Inc.	651,594
14,250	Monotype Imaging Holdings, Inc.	410,828
32,000	Monster Worldwide, Inc.[b]	147,840
5,500	MTS Systems Corporation	412,665
8,800	Nanometrics, Inc.[b]	148,016
12,600	NETGEAR, Inc.[b]	448,308
13,550	NetScout Systems, Inc.[b]	495,117
14,450	Newport Corporation[b]	276,139
22,100	NIC, Inc.	397,579
6,750	OSI Systems, Inc.[b]	477,698
7,600	Park Electrochemical Corporation	189,468
12,550	Perficient, Inc.[b]	233,807
7,250	Pericom Semiconductor Corporation[b]	98,165
12,250	Plexus Corporation[b]	504,822
10,800	Power Integrations, Inc.	558,792
18,250	Progress Software Corporation[b]	493,115
31,950	QLogic Corporation[b]	425,574
12,700	QuinStreet, Inc.[b]	77,089
10,200	Rofin-Sinar Technologies, Inc.[b]	293,454
6,600	Rogers Corporation[b]	537,504
12,050	Rudolph Technologies, Inc.[b]	123,272
29,950	Sanmina Corporation[b]	704,724
10,450	ScanSource, Inc.[b]	419,672
12,600	Super Micro Computer, Inc.[b]	439,488
14,150	Sykes Enterprises, Inc.[b]	332,100
13,400	Synaptics, Inc.[b]	922,456
13,000	Synchronoss Technologies, Inc.[b]	544,180
10,100	Synnex Corporation	789,416
30,700	Take-Two Interactive Software, Inc.[b]	860,521
13,200	Tangoe, Inc.[a,b]	171,996
6,400	TeleTech Holdings, Inc.[b]	151,552
17,000	Tessera Technologies, Inc.	607,920
19,400	TTM Technologies, Inc.[a,b]	146,082
10,300	Ultratech, Inc.[b]	191,168
10,750	VASCO Data Security International, Inc.[b]	303,258
14,600	Veeco Instruments, Inc.[b]	509,248
15,550	Viasat, Inc.[a,b]	980,116
9,700	Virtusa Corporation[b]	404,199
8,750	XO Group, Inc.[b]	159,337

	Total	41,329,719

Materials (5.3%)
10,600	A. Schulman, Inc.	429,618
6,300	A.M. Castle & Compny[b]	50,274
64,250	AK Steel Holding Corporation[b]	381,645
9,150	American Vanguard Corporation	106,323
11,200	Balchem Corporation	746,368
14,350	Boise Cascade Company[b]	533,103
19,200	Calgon Carbon Corporation[b]	398,976
18,800	Century Aluminum Company[b]	458,720
7,150	Clearwater Paper Corporation[b]	490,133
4,050	Deltic Timber Corporation	277,020
18,250	Flotek Industries, Inc.[a,b]	341,823
8,100	FutureFuel Corporation	105,462
23,350	Globe Specialty Metals, Inc.	402,321
18,250	H.B. Fuller Company	812,672
3,450	Hawkins, Inc.	149,489
4,500	Haynes International, Inc.	218,250
26,600	Headwaters, Inc.[b]	398,734
7,900	Innophos Holdings, Inc.	461,755
20,350	Intrepid Potash, Inc.[a,b]	282,458
6,500	Kaiser Aluminum Corporation	464,295
30,900	KapStone Paper and Packaging Corporation	905,679
7,450	Koppers Holdings, Inc.	193,551
11,900	Kraton Performance Polymers, Inc.[b]	247,401
7,000	LSB Industries, Inc.[b]	220,080
7,350	Materion Corporation	258,940
9,113	Myers Industries, Inc.	160,389
6,050	Neenah Paper, Inc.	364,633
3,300	Olympic Steel, Inc.	58,674
11,300	OM Group, Inc.	336,740
15,500	PH Glatfelter Company	396,335
4,800	Quaker Chemical Corporation	441,792
15,550	Rayonier Advanced Materials, Inc.[a]	346,765
11,150	RTI International Metals, Inc.[b]	281,649
11,150	Schweitzer-Mauduit International, Inc.	471,645
6,950	Stepan Company	278,556
43,950	Stillwater Mining Company[b]	647,823
23,977	SunCoke Energy, Inc.	463,715
9,350	Tredegar Corporation	210,281
18,150	Wausau Paper Corporation	206,365
8,350	Zep, Inc.	126,503

	Total	14,126,955

Telecommunications Services (0.6%)
32,400	8x8, Inc.[b]	296,784
3,650	Atlantic Tele-Network, Inc.	246,704
75,950	Cincinnati Bell, Inc.[b]	242,280
17,050	Consolidated Communications Holdings, Inc.[a]	474,502
11,200	General Communication, Inc.[b]	154,000
6,900	Lumos Networks Corporation	116,058
6,150	NTELOS Holdings Corporation	25,768
7,950	USA Mobility, Inc.	138,012

	Total	1,694,108

Utilities (3.6%)
13,983	ALLETE, Inc.	771,023
14,050	American States Water Company	529,123
20,850	Avista Corporation	737,047
14,650	El Paso Electric Company	586,879
15,650	Laclede Group, Inc.	832,580
15,350	New Jersey Resources Corporation	939,420
9,900	Northwest Natural Gas Company[a]	494,010
16,700	NorthWestern Corporation	944,886
28,450	Piedmont Natural Gas Company, Inc.[a]	1,121,214
12,250	South Jersey Industries, Inc.	721,893
16,850	Southwest Gas Corporation	1,041,498
20,516	UIL Holdings Corporation	893,267

	Total	9,612,840

	Total Common Stock (cost $159,598,500)	252,300,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Collateral Held for Securities Loaned (8.8%)	Value
23,621,082	Thrivent Cash Management Trust	$23,621,082

	Total Collateral Held for Securities Loaned (cost $23,621,082)	23,621,082

Shares or Principal Amount	Short-Term Investments (5.5%)[c]
	Federal Home Loan Bank Discount Notes
200,000	0.073%, 2/4/2015[d]	199,986
300,000	0.090%, 4/24/2015[d]	299,915
200,000	0.135%, 4/29/2015[d]	199,912
	Thrivent Cash Management Trust
13,989,739	0.060%	13,989,739

	Total Short-Term Investments (at amortized cost)	14,689,552

	Total Investments (cost $197,909,134) 108.2%	$290,610,820

	Other Assets and Liabilities, Net (8.2%)	(21,984,234)

	Total Net Assets 100.0%	$268,626,586

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2014, $699,813 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$99,546,243
Gross unrealized depreciation	(10,899,327)

Net unrealized appreciation (depreciation)	$88,646,916

Cost for federal income tax purposes	$201,963,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	37,168,807	37,168,807	—	—
Consumer Staples	8,864,439	8,864,439	—	—
Energy	8,858,406	8,858,406	—	—
Financials	59,735,893	59,735,893	—	—
Health Care	29,089,829	29,089,829	—	—
Industrials	41,819,190	41,819,190	—	—
Information Technology	41,329,719	41,329,719	—	—
Materials	14,126,955	14,126,955	—	—
Telecommunications Services	1,694,108	1,694,108	—	—
Utilities	9,612,840	9,612,840	—	—
Collateral Held for Securities Loaned	23,621,082	23,621,082	—	—
Short-Term Investments	14,689,552	13,989,739	699,813	—

Total	$290,610,820	$289,911,007	$699,813	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	723,502	723,502	—	—

Total Asset Derivatives	$723,502	$723,502	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	121	March 2015	$13,804,968	$14,528,470	$723,502
Total Futures Contracts					$723,502

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$723,502
Total Equity Contracts		723,502

Total Asset Derivatives		$723,502

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	237,655
Total Equity Contracts		237,655

Total		$237,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	302,301
Total Equity Contracts		302,301

Total		$302,301

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$12,251,343	4.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$22,919,937	$63,884,416	$63,183,271	23,621,082	$23,621,082	$152,888
Cash Management Trust- Short Term Investment	9,202,932	34,492,785	29,705,978	13,989,739	13,989,739	5,855
Total Value and Income Earned	32,122,869				37,610,821	158,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (95.6%)	Value
Consumer Discretionary (20.6%)
63,146	Delphi Automotive plc	$4,591,977
39,272	Discovery Communications, Inc., Class Aa	1,352,920
117,397	Dollar Tree, Inc.[a]	8,262,401
28,538	Harman International Industries, Inc.	3,045,290
182,120	Jarden Corporation[a]	8,719,906
86,070	Limited Brands, Inc.	7,449,358
96,242	Marriott International, Inc.	7,509,763
38,122	O’Reilly Automotive, Inc.[a]	7,343,060
49,120	PVH Corporation	6,295,710
17,420	Ralph Lauren Corporation	3,225,487
78,262	Ross Stores, Inc.	7,376,976
75,499	Starwood Hotels & Resorts Worldwide, Inc.	6,120,704
61,966	Toll Brothers, Inc.[a]	2,123,575
45,775	Tractor Supply Company	3,607,986
17,555	Ulta Salon Cosmetics & Fragrance, Inc.[a]	2,244,231
52,123	Under Armour, Inc.[a]	3,539,152
70,511	VF Corporation	5,281,274

	Total	88,089,770

Consumer Staples (5.2%)
117,990	Hain Celestial Group, Inc.[a]	6,877,637
82,385	Monster Beverage Corporation[a]	8,926,415
65,744	United Natural Foods, Inc.[a]	5,083,655
22,507	Whole Foods Market, Inc.	1,134,803

	Total	22,022,510

Energy (3.0%)
76,681	Cameron International Corporation[a]	3,830,216
32,463	Concho Resources, Inc.[a]	3,238,184
32,656	HollyFrontier Corporation	1,223,947
34,583	SM Energy Company	1,334,212
124,149	Southwestern Energy Company[a]	3,388,026

	Total	13,014,585

Financials (10.2%)
43,444	Affiliated Managers Group, Inc.[a]	9,220,555
36,373	Ameriprise Financial, Inc.	4,810,329
83,495	Discover Financial Services	5,468,088
156,316	First Republic Bank	8,147,190
24,312	Intercontinental Exchange, Inc.	5,331,379
17,220	SVB Financial Group[a]	1,998,725
163,107	TD Ameritrade Holding Corporation	5,835,968
93,028	Zions Bancorporation	2,652,228

	Total	43,464,462

Health Care (15.4%)
29,083	Actavis plc[a]	7,486,255
66,724	AmerisourceBergen Corporation	6,015,836
73,832	BioMarin Pharmaceutical, Inc.[a]	6,674,413
87,383	Catamaran Corporation[a]	4,522,070
99,308	Cerner Corporation[a]	6,421,255
21,692	Cooper Companies, Inc.	3,516,056
120,070	Envision Healthcare Holdings, Inc.[a]	4,165,228
20,560	Mettler-Toledo International, Inc.[a]	6,218,578
42,150	Mylan, Inc.[a]	2,375,996
45,781	Perrigo Company plc	7,652,752
58,831	Team Health Holdings, Inc.[a]	3,384,547
41,831	Teleflex, Inc.	4,803,035
14,293	Universal Health Services, Inc.	1,590,239
9,362	Vertex Pharmaceuticals, Inc.[a]	1,112,206

	Total	65,938,466

Industrials (15.8%)
50,552	B/E Aerospace, Inc.[a]	2,933,027
27,916	Fastenal Company[b]	1,327,685
23,549	Flowserve Corporation	1,408,937
111,232	Fortune Brands Home and Security, Inc.	5,035,473
31,665	GATX Corporation	1,822,004
60,571	Graco, Inc.	4,856,583
54,322	JB Hunt Transport Services, Inc.	4,576,628
25,276	KLX, Inc.[a]	1,042,635
93,596	Nielsen NV	4,186,549
29,840	Old Dominion Freight Line, Inc.[a]	2,316,777
153,301	Robert Half International, Inc.	8,949,712
40,825	Roper Industries, Inc.	6,382,989
132,676	Southwest Airlines Company	5,614,848
74,846	Stericycle, Inc.[a]	9,810,814
68,894	United Rentals, Inc.[a]	7,027,877

	Total	67,292,538

Information Technology (20.3%)
98,860	Agilent Technologies, Inc.	4,047,328
144,911	Amphenol Corporation	7,797,661
54,832	ANSYS, Inc.[a]	4,496,224
35,762	Autodesk, Inc.[a]	2,147,866
128,252	Ciena Corporation[a]	2,489,371
51,310	F5 Networks, Inc.[a]	6,694,159
209,862	Fortinet, Inc.[a]	6,434,369
78,004	Gartner, Inc.[a]	6,568,717
85,371	HomeAway, Inc.[a]	2,542,348
19,802	IAC InterActiveCorp	1,203,764
55,294	Imperva, Inc.[a]	2,733,182
49,306	Keysight Technologies, Inc.[a]	1,665,064
8,010	Linkedln Corporation[a]	1,839,977
45,503	Nice Systems, Ltd. ADR	2,304,727
84,571	Nuance Communications, Inc.[a]	1,206,828
151,413	NVIDIA Corporation	3,035,831
122,228	NXP Semiconductors NVa	9,338,219
191,483	QLIK Technologies, Inc.[a]	5,914,910
71,941	ServiceNow, Inc.[a]	4,881,197
39,944	Skyworks Solutions, Inc.	2,904,328
49,067	Synopsys, Inc.[a]	2,132,942
9,100	Ultimate Software Group, Inc.[a]	1,336,017
75,835	VeriFone Systems, Inc.[a]	2,821,062

	Total	86,536,091

Materials (3.5%)
43,177	Airgas, Inc.	4,973,127
37,889	Albemarle Corporation[b]	2,278,266
29,841	Celanese Corporation	1,789,266
82,042	FMC Corporation	4,678,855
70,553	Silver Wheaton Corporation	1,434,343

	Total	15,153,857

Telecommunications Services (1.6%)
29,238	Level 3 Communications, Inc.[a]	1,443,773
50,186	SBA Communications Corporation[a]	5,558,601

	Total	7,002,374

	Total Common Stock (cost $285,980,355)	408,514,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Collateral Held for Securities Loaned (0.7%)	Value
3,029,925	Thrivent Cash Management Trust	$3,029,925

	Total Collateral Held for Securities Loaned (cost $3,029,925)	3,029,925

Shares or Principal Amount	Short-Term Investments (4.5%)[c]	Value
	Thrivent Cash Management Trust
19,034,912	0.060%	19,034,912

	Total Short-Term Investments (at amortized cost)	19,034,912

	Total Investments (cost $308,045,192) 100.8%	$430,579,490

	Other Assets and Liabilities, Net (0.8%)	(3,426,268)

	Total Net Assets 100.0%	$427,153,222

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$127,017,859
Gross unrealized depreciation	(4,939,485)

Net unrealized appreciation (depreciation)	$122,078,374

Cost for federal income tax purposes	$308,501,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	88,089,770	88,089,770	—	—
Consumer Staples	22,022,510	22,022,510	—	—
Energy	13,014,585	13,014,585	—	—
Financials	43,464,462	43,464,462	—	—
Health Care	65,938,466	65,938,466	—	—
Industrials	67,292,538	67,292,538	—	—
Information Technology	86,536,091	86,536,091	—	—
Materials	15,153,857	15,153,857	—	—
Telecommunications Services	7,002,374	7,002,374	—	—
Collateral Held for Securities Loaned	3,029,925	3,029,925	—	—
Short-Term Investments	19,034,912	19,034,912	—	—

Total	$430,579,490	$430,579,490	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$17,677,617	$84,213,047	$98,860,739	3,029,925	$3,029,925	$10,898
Cash Management Trust-Short Term Investment	12,208,592	106,231,062	99,404,742	19,034,912	19,034,912	7,679
Total Value and Income Earned	29,886,209				22,064,837	18,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER MID CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (14.0%)
65,606	AMC Networks, Inc.[a]	$4,183,695
26,875	Expedia, Inc.	2,294,050
24,405	Fossil, Inc.[a]	2,702,610
181,914	Gap, Inc.	7,660,399
46,149	GNC Holdings, Inc.	2,167,157
5,805	Liberty Broadband Corporation Rights[a]	55,147
9,454	Liberty Broadband Corporation, Class Aa	473,551
19,575	Liberty Broadband Corporation, Class Ca	975,226
102,486	Liberty Interactive Corporation[a]	3,015,138
37,817	Liberty Media Corporation, Class Aa	1,333,806
98,858	Liberty Media Corporation, Class Ca	3,462,996
205,387	MGM Resorts International[a]	4,391,174
26,243	Mohawk Industries, Inc.[a]	4,077,112
20,182	PVH Corporation	2,586,727
22,169	Scripps Networks Interactive, Inc.	1,668,661
213,352	Staples, Inc.	3,865,938
60,673	Starwood Hotels & Resorts Worldwide, Inc.	4,918,760
110,613	Toll Brothers, Inc.[a]	3,790,707
75,789	Urban Outfitters, Inc.[a]	2,662,468

	Total	56,285,322

Consumer Staples (6.5%)
162,949	ConAgra Foods, Inc.	5,911,790
35,330	Energizer Holdings, Inc.	4,542,025
50,090	Kroger Company	3,216,279
40,885	Molson Coors Brewing Company	3,046,750
143,076	Tyson Foods, Inc.	5,735,917
74,519	Whole Foods Market, Inc.	3,757,247

	Total	26,210,008

Energy (4.1%)
207,297	Chesapeake Energy Corporation	4,056,802
19,773	Cimarex Energy Company	2,095,938
5,296	Energen Corporation	337,673
24,360	Oil States International, Inc.[a]	1,191,204
192,906	Southwestern Energy Company[a]	5,264,405
48,599	Tesoro Corporation	3,613,336

	Total	16,559,358

Financials (28.2%)
78,243	Arthur J. Gallagher & Company	3,683,680
33,055	AvalonBay Communities, Inc.	5,400,856
246,362	Brixmor Property Group, Inc.	6,119,632
257,148	DDR Corporation	4,721,237
27,436	Everest Re Group, Ltd.	4,672,351
299,927	Fifth Third Bancorp	6,111,013
136,586	Genworth Financial, Inc.[a]	1,160,981
560,210	Huntington Bancshares, Inc.	5,893,409
135,325	Invesco, Ltd.	5,348,044
132,725	Lincoln National Corporation	7,654,251
34,400	M&T Bank Corporation	4,321,328
69,609	NASDAQ OMX Group, Inc.	3,338,448
275,948	Navient Corporation	5,963,236
125,601	Principal Financial Group, Inc.	6,523,716
81,185	Raymond James Financial, Inc.	4,651,089
124,613	RLJ Lodging Trust	4,178,274
29,785	Signature Bank[a]	3,751,719
454,781	SLM Corporation	4,634,218
212,502	Starwood Property Trust, Inc.	4,938,546
37,466	Taubman Centers, Inc.	2,863,152
80,377	Unum Group	2,803,550
77,595	Validus Holdings, Ltd.	3,224,848
86,145	Voya Financial, Inc.	3,650,825
156,265	XL Group plc	5,370,828
89,490	Zions Bancorporation	2,551,360

	Total	113,530,591

Health Care (8.9%)
165,588	Allscripts Healthcare Solutions, Inc.[a]	2,114,559
59,855	Cardinal Health, Inc.	4,832,094
68,002	CIGNA Corporation	6,998,086
80,256	Endo International plc[a]	5,788,063
54,836	Envision Healthcare Holdings, Inc.[a]	1,902,261
49,328	Laboratory Corporation of America Holdings[a]	5,322,491
64,763	Mylan, Inc.[a]	3,650,690
47,424	Zimmer Holdings, Inc.	5,378,830

	Total	35,987,074

Industrials (8.7%)
43,248	Alliant Techsystems, Inc.	5,027,580
60,488	Armstrong World Industries, Inc.[a]	3,092,146
12,080	Dun & Bradstreet Corporation	1,461,197
87,788	Fortune Brands Home and Security, Inc.	3,974,163
192,820	Hertz Global Holdings, Inc.[a]	4,808,931
26,806	Kansas City Southern	3,271,136
101,019	Terex Corporation	2,816,410
103,355	Textron, Inc.	4,352,279
70,275	Triumph Group, Inc.	4,723,885
25,376	United Continental Holdings, Inc.[a]	1,697,401

	Total	35,225,128

Information Technology (12.1%)
98,579	Altera Corporation	3,641,508
47,282	Analog Devices, Inc.	2,625,097
48,979	AOL, Inc.[a]	2,261,360
363,849	Atmel Corporation[a]	3,054,512
63,533	Broadcom Corporation	2,752,885
296,857	Brocade Communications Systems, Inc.	3,514,787
36,873	Check Point Software Technologies, Ltd.[a]	2,897,112
44,248	Citrix Systems, Inc.[a]	2,823,022
63,466	Informatica Corporation[a]	2,420,276
144,755	Juniper Networks, Inc.	3,230,932
35,581	Keysight Technologies, Inc.[a]	1,201,570
185,004	Maxim Integrated Products, Inc.	5,896,078
67,494	NetApp, Inc.	2,797,626
122,382	Pandora Media, Inc.[a]	2,182,071
33,164	Red Hat, Inc.[a]	2,292,959
362,263	Xerox Corporation	5,020,965

	Total	48,612,760

Materials (5.8%)
96,875	Axalta Coating Systems, Ltd.[a]	2,520,688
57,632	Carpenter Technology Corporation	2,838,376
50,565	Celanese Corporation	3,031,877
14,120	CF Industries Holdings, Inc.	3,848,265
52,969	Packaging Corporation of America	4,134,230
29,279	Reliance Steel & Aluminum Company	1,793,924
49,179	Timkensteel Corporation	1,821,098
36,481	Valspar Corporation	3,154,877

	Total	23,143,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER MID CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (95.4%)	Value
Utilities (7.1%)
212,871	FirstEnergy Corporation	$8,299,840
132,445	NRG Energy, Inc.	3,569,393
107,339	PG&E Corporation	5,714,728
52,822	SCANA Corporation	3,190,449
70,757	Sempra Energy	7,879,500

	Total	28,653,910

	Total Common Stock (cost $319,371,925)	384,207,486

Shares or Principal Amount	Short-Term Investments (5.0%)[b]	Value
	Thrivent Cash Management Trust
20,179,241	0.060%	20,179,241

	Total Short-Term Investments (at amortized cost)	20,179,241

	Total Investments (cost $339,551,166) 100.4%	$404,386,727

	Other Assets and Liabilities, Net (0.4%)	(1,529,622)

	Total Net Assets 100.0%	$402,857,105

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$68,145,023
Gross unrealized depreciation	(4,365,765)

Net unrealized appreciation (depreciation)	$63,779,258

Cost for federal income tax purposes	$340,607,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER MID CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	56,285,322	56,285,322	—	—
Consumer Staples	26,210,008	26,210,008	—	—
Energy	16,559,358	16,559,358	—	—
Financials	113,530,591	113,530,591	—	—
Health Care	35,987,074	35,987,074	—	—
Industrials	35,225,128	35,225,128	—	—
Information Technology	48,612,760	48,612,760	—	—
Materials	23,143,335	23,143,335	—	—
Utilities	28,653,910	28,653,910	—	—
Short-Term Investments	20,179,241	20,179,241	—	—

Total	$404,386,727	$404,386,727	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$3,138,588	$107,928,317	$90,887,664	20,179,241	$20,179,241	$4,099
Total Value and Income Earned	3,138,588				20,179,241	4,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (94.9%)	Value
Consumer Discretionary (9.4%)
191,300	Cheesecake Factory, Inc.	$9,624,303
250,100	DISH Network Corporation[a]	18,229,789
83,800	Harman International Industries, Inc.	8,942,298
169,150	Omnicom Group, Inc.	13,104,050
139,600	Scripps Networks Interactive, Inc.	10,507,692
295,600	Toll Brothers, Inc.[a]	10,130,212

	Total	70,538,344

Consumer Staples (4.7%)
112,050	Ingredion, Inc.	9,506,322
84,000	Keurig Green Mountain, Inc.	11,121,180
100,750	Molson Coors Brewing Company	7,507,890
25,900	TreeHouse Foods, Inc.[a]	2,215,227
141,500	WhiteWave Foods Company[a]	4,951,085

	Total	35,301,704

Energy (4.4%)
43,750	Atwood Oceanics, Inc.[a]	1,241,187
29,700	Cameron International Corporation[a]	1,483,515
21,100	Cimarex Energy Company	2,236,600
16,700	Concho Resources, Inc.[a]	1,665,825
123,950	Denbury Resources, Inc.[b]	1,007,714
15,950	Energen Corporation	1,016,972
29,550	Ensco plc	885,022
17,720	EQT Corporation	1,341,404
17,600	Gulfport Energy Corporation[a]	734,624
75,050	Helix Energy Solutions Group, Inc.[a]	1,628,585
30,250	Helmerich & Payne, Inc.	2,039,455
48,050	HollyFrontier Corporation	1,800,914
26,000	National Oilwell Varco, Inc.	1,703,780
43,350	Newfield Exploration Company[a]	1,175,652
49,600	Noble Corporation	821,872
33,850	Noble Energy, Inc.	1,605,506
30,150	Oasis Petroleum, Inc.[a]	498,681
32,100	Oceaneering International, Inc.	1,887,801
28,650	Oil States International, Inc.[a]	1,400,985
10,300	Pioneer Natural Resources Company	1,533,155
46,550	Rowan Companies plc	1,085,546
25,050	SM Energy Company	966,429
107,600	Superior Energy Services, Inc.	2,168,140
28,800	Whiting Petroleum Corporation[a]	950,400

	Total	32,879,764

Financials (22.3%)
306,700	Brixmor Property Group, Inc.	7,618,428
99,900	Camden Property Trust	7,376,616
109,050	Digital Realty Trust, Inc.	7,230,015
458,000	Duke Realty Corporation	9,251,600
233,100	First Republic Bank	12,149,172
248,370	HCC Insurance Holdings, Inc.	13,292,762
557,748	Host Hotels & Resorts, Inc.	13,257,670
1,636,300	Huntington Bancshares, Inc.	17,213,876
731,350	KeyCorp	10,165,765
278,574	Lazard, Ltd.	13,937,057
91,500	M&T Bank Corporation[b]	11,494,230
369,300	NASDAQ OMX Group, Inc.	17,711,628
202,333	Northern Trust Corporation	13,637,244
474,572	Zions Bancorporation	13,530,048

	Total	167,866,111

Health Care (14.8%)
238,700	Acorda Therapeutics, Inc.[a]	9,755,669
598,700	Allscripts Healthcare Solutions, Inc.[a]	7,645,399
83,682	C.R. Bard, Inc.	13,943,095
121,400	Centene Corporation[a]	12,607,390
55,800	Edwards Lifesciences Corporation[a]	7,107,804
423,300	Hologic, Inc.[a]	11,319,042
91,250	Illumina, Inc.[a]	16,842,925
78,700	Mallinckrodt, LLC[a]	7,793,661
128,900	Universal Health Services, Inc.	14,341,414
90,450	Waters Corporation[a]	10,195,524

	Total	111,551,923

Industrials (15.1%)
476,594	ADT Corporation[b]	17,267,001
165,200	Flowserve Corporation	9,883,916
94,850	Huntington Ingalls Industries, Inc.	10,666,831
102,958	Manpower, Inc.	7,018,647
365,584	Oshkosh Corporation	17,785,661
109,832	Parker Hannifin Corporation	14,162,836
649,300	Southwest Airlines Company	27,478,376
90,900	WABCO Holdings, Inc.[a]	9,524,502

	Total	113,787,770

Information Technology (18.7%)
89,750	Alliance Data Systems Corporation[a]	25,672,988
940,933	Applied Materials, Inc.	23,448,050
171,904	eBay, Inc.[a]	9,647,252
426,382	Juniper Networks, Inc.	9,516,846
323,300	NetApp, Inc.	13,400,785
1,152,516	NVIDIA Corporation	23,107,946
47,350	Rackspace Hosting, Inc.[a]	2,216,454
222,750	Red Hat, Inc.[a]	15,400,935
565,972	Teradyne, Inc.	11,200,586
251,200	Ubiquiti Networks, Inc.[b]	7,445,568

	Total	141,057,410

Materials (4.0%)
291,150	Owens-Illinois, Inc.[a]	7,858,139
165,712	Silgan Holdings, Inc.	8,882,163
676,450	Steel Dynamics, Inc.	13,353,123

	Total	30,093,425

Utilities (1.5%)
262,250	Public Service Enterprise Group, Inc.	10,859,773

	Total	10,859,773

	Total Common Stock (cost $521,717,427)	713,936,224

	Collateral Held for Securities Loaned (3.9%)
29,599,525	Thrivent Cash Management Trust	29,599,525

	Total Collateral Held for Securities Loaned (cost $29,599,525)	29,599,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares or Principal Amount	Short-Term Investments (5.1%)[c]	Value
	Thrivent Cash Management Trust
38,432,404	0.060%	$38,432,404

	Total Short-Term Investments (at amortized cost)	38,432,404

	Total Investments (cost $589,749,356) 103.9%	$781,968,153

	Other Assets and Liabilities, Net (3.9%)	(29,349,714)

	Total Net Assets 100.0%	$752,618,439

a	Non-income producing security.
b	All or a portion of the security is on loan,
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$206,528,759
Gross unrealized depreciation	(14,637,500)

Net unrealized appreciation (depreciation)	$191,891,259

Cost for federal income tax purposes	$590,076,894

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	70,538,344	70,538,344	—	—
Consumer Staples	35,301,704	35,301,704	—	—
Energy	32,879,764	32,879,764	—	—
Financials	167,866,111	167,866,111	—	—
Health Care	111,551,923	111,551,923	—	—
Industrials	113,787,770	113,787,770	—	—
Information Technology	141,057,410	141,057,410	—	—
Materials	30,093,425	30,093,425	—	—
Utilities	10,859,773	10,859,773	—	—
Collateral Held for Securities Loaned	29,599,525	29,599,525	—	—
Short-Term Investments	38,432,404	38,432,404	—	—

Total	$781,968,153	$781,968,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is an follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$37,473,212	$328,104,857	$335,978,544	29,599,525	$29,599,525	$206,831
Cash Management Trust-Short Term Investment	26,698,226	120,907,896	109,173,718	38,432,404	38,432,404	21,297
Total Value and Income Earned	64,171,438				68,031,929	228,128

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (88.0%)	Value
Consumer Discretionary (12.2%)
5,000	Aaron’s, Inc.	$152,850
5,600	Abercrombie & Fitch Company	160,384
5,700	Advance Auto Parts, Inc.	907,896
4,600	AMC Networks, Inc.[a]	293,342
13,730	American Eagle Outfitters, Inc.[b]	190,572
3,600	ANN, Inc.[a]	131,328
7,600	Apollo Group, Inc.[a]	259,236
10,300	Ascena Retail Group, Inc.[a]	129,368
4,200	Big Lots, Inc.	168,084
5,005	Brinker International, Inc.	293,743
7,250	Brunswick Corporation	371,635
3,700	Cabela’s, Inc.[a,b]	195,027
4,150	Carter’s, Inc.	362,337
3,600	Cheesecake Factory, Inc.	181,116
11,900	Chico’s FAS, Inc.	192,899
8,150	Cinemark Holdings, Inc.	289,977
6,050	CST Brands, Inc.	263,841
2,700	Deckers Outdoor Corporation[a]	245,808
4,450	DeVry Education Group, Inc.	211,241
7,650	Dick’s Sporting Goods, Inc.	379,823
4,300	Domino’s Pizza, Inc.	404,931
5,650	DreamWorks Animation SKG, Inc.[a]	126,165
11,150	Foot Locker, Inc.	626,407
11,420	Gentex Corporation	412,605
300	Graham Holdings Company	259,113
5,000	Guess ?, Inc.	105,400
7,800	Hanesbrands, Inc.	870,636
2,550	HSN, Inc.	193,800
19,300	International Game Technology	332,925
2,170	International Speedway Corporation	68,680
23,800	J.C. Penney Company, Inc.[a,b]	154,224
14,000	Jarden Corporation[a]	670,320
3,650	John Wiley and Sons, Inc.	216,226
9,900	Kate Spade & Company[a]	316,899
7,100	KB Home[b]	117,505
6,250	Lamar Advertising Company	335,250
2,850	Life Time Fitness, Inc.[a]	161,367
11,300	Live Nation Entertainment, Inc.[a]	295,043
23,650	LKQ Corporation[a]	665,038
3,000	M.D.C. Holdings, Inc.	79,410
2,850	Meredith Corporation	154,812
3,400	Murphy USA, Inc.[a]	234,124
10,200	New York Times Company	134,844
300	NVR, Inc.[a]	382,599
38,350	Office Depot, Inc.[a]	328,851
2,000	Panera Bread Company[a]	349,600
4,750	Polaris Industries, Inc.	718,390
4,100	Rent-A-Center, Inc.	148,912
16,300	Service Corporation International	370,010
6,250	Signet Jewelers, Ltd.	822,313
4,820	Sotheby’s Holdings, Inc.	208,128
4,700	Tempur-Pedic International, Inc.[a]	258,077
3,600	Thor Industries, Inc.	201,132
8,500	Time, Inc.	209,185
12,650	Toll Brothers, Inc.[a]	433,515
3,900	Tupperware Brands Corporation	245,700
21,364	Wendy’s Company	192,917
6,730	Williams-Sonoma, Inc.	509,326

	Total	17,694,886

Consumer Staples (3.0%)
10,470	Church & Dwight Company, Inc.	825,141
7,300	Dean Foods Company	141,474
4,850	Energizer Holdings, Inc.	623,516
14,425	Flowers Foods, Inc.	276,816
7,900	Hain Celestial Group, Inc.[a]	460,491
5,650	Ingredion, Inc.	479,346
1,540	Lancaster Colony Corporation	144,206
3,500	Post Holdings, Inc.[a]	146,615
16,100	SUPERVALU, Inc.[a]	156,170
1,603	Tootsie Roll Industries, Inc.[b]	49,132
3,300	TreeHouse Foods, Inc.[a]	282,249
3,900	United Natural Foods, Inc.[a]	301,567
13,650	WhiteWave Foods Company[a]	477,613

	Total	4,364,336

Energy (3.6%)
4,600	Atwood Oceanics, Inc.[a]	130,502
23,850	California Resources Corporation[a]	131,414
1,550	CARBO Ceramics, Inc.[b]	62,077
5,950	Dresser-Rand Group, Inc.[a]	486,710
3,100	Dril-Quip, Inc.[a]	237,863
5,700	Energen Corporation	363,432
6,650	Gulfport Energy Corporation[a]	277,571
7,650	Helix Energy Solutions Group, Inc.[a]	166,005
15,340	HollyFrontier Corporation	574,943
8,200	Oceaneering International, Inc.	482,242
4,100	Oil States International, Inc.[a]	200,490
11,350	Patterson-UTI Energy, Inc.	188,296
21,250	Peabody Energy Corporation	164,475
4,750	Rosetta Resources, Inc.[a]	105,973
9,650	Rowan Companies plc	225,038
5,250	SM Energy Company	202,545
11,850	Superior Energy Services, Inc.	238,778
3,850	Tidewater, Inc.[b]	124,778
3,550	Unit Corporation[a]	121,055
5,750	Western Refining, Inc.	217,235
5,600	World Fuel Services Corporation	262,808
15,750	WPX Energy, Inc.[a]	183,173

	Total	5,147,403

Financials (20.4%)
3,510	Alexander & Baldwin, Inc.	137,803
5,600	Alexandria Real Estate Equities, Inc.	496,944
1,300	Alleghany Corporation[a]	602,550
8,200	American Campus Communities, Inc.	339,152
5,785	American Financial Group, Inc.	351,265
12,600	Arthur J. Gallagher & Company	593,208
4,900	Aspen Insurance Holdings, Ltd.	214,473
11,943	Associated Banc-Corp	222,498
6,870	Astoria Financial Corporation	91,783
6,650	BancorpSouth, Inc.	149,692
3,450	Bank of Hawaii Corporation	204,619
15,400	BioMed Realty Trust, Inc.	331,716
9,200	Brown & Brown, Inc.	302,772
6,750	Camden Property Trust	498,420
5,800	Cathay General Bancorp	148,422
6,600	CBOE Holdings, Inc.	418,572
3,770	City National Corporation	304,654
6,489	Commerce Bancshares, Inc.	282,207
7,250	Corporate Office Properties Trust	205,683
9,070	Corrections Corporation of America	329,604
4,250	Cullen/Frost Bankers, Inc.	300,220
26,750	Duke Realty Corporation	540,350
11,300	East West Bancorp, Inc.	437,423
9,250	Eaton Vance Corporation	378,602
6,000	Equity One, Inc.	152,160
3,560	Everest Re Group, Ltd.	606,268
8,600	Extra Space Storage, Inc.	504,304
5,300	Federal Realty Investment Trust	707,338
7,450	Federated Investors, Inc.[b]	245,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (88.0%)	Value
Financials (20.4%) - continued
8,350	First American Financial Corporation	$283,065
18,450	First Horizon National Corporation	250,551
27,700	First Niagara Financial Group, Inc.	233,511
12,998	FirstMerit Corporation	245,532
14,600	Fulton Financial Corporation	180,456
6,400	Hancock Holding Company	196,480
3,420	Hanover Insurance Group, Inc.	243,914
7,600	HCC Insurance Holdings, Inc.	406,752
7,100	Highwoods Properties, Inc.	314,388
4,450	Home Properties, Inc.	291,920
11,700	Hospitality Properties Trust	362,700
4,550	International Bancshares Corporation	120,757
11,550	Janus Capital Group, Inc.	186,301
3,500	Jones Lang LaSalle, Inc.	524,755
3,950	Kemper Corporation	142,634
6,550	Kilroy Realty Corporation	452,409
8,800	LaSalle Hotel Properties	356,136
11,600	Liberty Property Trust	436,508
6,550	Mack-Cali Realty Corporation	124,843
2,800	Mercury General Corporation	158,676
5,850	Mid-America Apartment Communities, Inc.	436,878
8,750	MSCI, Inc.	415,100
10,300	National Retail Properties, Inc.	405,511
34,611	New York Community Bancorp, Inc.	553,776
18,950	Old Republic International Corporation	277,238
10,000	Omega Healthcare Investors, Inc.	390,700
7,600	PacWest Bancorp	345,496
3,157	Potlatch Corporation	132,184
4,200	Primerica, Inc.	227,892
4,700	Prosperity Bancshares, Inc.	260,192
6,120	Protective Life Corporation	426,258
9,825	Raymond James Financial, Inc.	562,874
9,862	Rayonier, Inc. REIT	275,544
17,400	Realty Income Corporation	830,154
7,250	Regency Centers Corporation	462,405
5,400	Reinsurance Group of America, Inc.	473,148
3,050	RenaissanceRe Holdings, Ltd.	296,521
10,190	SEI Investments Company	408,008
15,900	Senior Housing Property Trust	351,549
3,900	Signature Bank[a]	491,244
7,500	SL Green Realty Corporation	892,650
33,000	SLM Corporation	336,270
3,300	StanCorp Financial Group, Inc.	230,538
3,980	SVB Financial Group[a]	461,959
10,700	Synovus Financial Corporation	289,863
7,500	Tanger Factory Outlet Centers, Inc.	277,200
4,950	Taubman Centers, Inc.	378,279
13,070	TCF Financial Corporation	207,682
5,250	Trustmark Corporation	128,835
19,903	UDR, Inc.	613,410
17,100	Umpqua Holdings Corporation	290,871
17,234	Valley National Bancorp[b]	167,342
7,975	W.R. Berkley Corporation	408,799
6,540	Waddell & Reed Financial, Inc.	325,823
7,727	Washington Federal, Inc.	171,153
12,100	Washington Prime Group, Inc.	208,362
7,080	Webster Financial Corporation	230,312
8,750	Weingarten Realty Investors	305,550

	Total	29,557,889

Health Care (9.0%)
5,650	Align Technology, Inc.[a]	315,892
13,200	Allscripts Healthcare Solutions, Inc.[a]	168,564
1,600	Bio-Rad Laboratories, Inc.[a]	192,896
2,850	Bio-Techne Corporation	263,340
4,600	Centene Corporation[a]	477,710
3,650	Charles River Laboratories International, Inc.[a]	232,286
9,066	Community Health Systems, Inc.[a]	488,839
3,750	Cooper Companies, Inc.	607,837
4,460	Covance, Inc.[a]	463,126
5,950	Cubist Pharmaceuticals, Inc.[a]	598,868
11,950	Endo International plc[a]	861,834
3,600	Halyard Health, Inc.[a,b]	163,692
6,130	Health Net, Inc.[a]	328,139
6,600	Henry Schein, Inc.[a]	898,590
4,500	Hill-Rom Holdings, Inc.	205,290
6,850	HMS Holdings Corporation[a]	144,809
19,050	Hologic, Inc.[a]	509,397
3,700	IDEXX Laboratories, Inc.[a]	548,599
3,500	LifePoint Hospitals, Inc.[a]	251,685
7,850	Mednax, Inc.[a]	518,963
2,250	Mettler-Toledo International, Inc.[a]	680,535
7,720	Omnicare, Inc.	563,020
4,900	Owens & Minor, Inc.	172,039
10,950	ResMed, Inc.[b]	613,857
4,950	Salix Pharmaceuticals, Ltd.[a]	568,953
4,300	Sirona Dental Systems, Inc.[a]	375,691
4,650	STERIS Corporation[b]	301,552
3,240	Teleflex, Inc.	372,017
4,350	Thoratec Corporation[a]	141,201
3,700	United Therapeutics Corporation[a]	479,113
6,600	VCA Antech, Inc.[a]	321,882
3,450	Wellcare Health Plans, Inc.[a]	283,107

	Total	13,113,323

Industrials (13.3%)
5,900	A.O. Smith Corporation	332,819
3,400	Acuity Brands, Inc.	476,238
11,950	Aecom Technology Corporation[a]	362,922
6,530	AGCO Corporation[b]	295,156
10,360	Alaska Air Group, Inc.	619,114
2,500	Alliant Techsystems, Inc.	290,625
8,200	B/E Aerospace, Inc.[a]	475,764
4,990	Carlisle Companies, Inc.	450,298
3,900	CLARCOR, Inc.	259,896
4,300	Clean Harbors, Inc.[a,b]	206,615
4,530	Con-way, Inc.	222,785
8,850	Copart, Inc.[a]	322,936
2,650	Corporate Executive Board Company	192,204
3,850	Crane Company	225,995
3,900	Deluxe Corporation	242,775
10,000	Donaldson Company, Inc.	386,300
2,500	Esterline Technologies Corporation[a]	274,200
14,650	Exelis, Inc.	256,815
12,350	Fortune Brands Home and Security, Inc.	559,085
3,200	FTI Consulting, Inc.[a]	123,616
3,470	GATX Corporation	199,664
3,950	Genesee & Wyoming, Inc.[a]	355,184
4,700	Graco, Inc.	376,846
2,810	Granite Construction, Inc.	106,836
6,300	Harsco Corporation	119,007
4,640	Herman Miller, Inc.	136,555
3,530	HNI Corporation	180,242
4,230	Hubbell, Inc.	451,891
3,801	Huntington Ingalls Industries, Inc.	427,460
6,200	IDEX Corporation	482,608
7,150	ITT Corporation	289,289

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (88.0%)	Value
Industrials (13.3%) - continued
7,240	JB Hunt Transport Services, Inc.	$609,970
19,175	JetBlue Airways Corporation[a,b]	304,116
11,350	KBR, Inc.	192,383
6,140	Kennametal, Inc.	219,751
4,450	Kirby Corporation[a]	359,293
4,075	KLX, Inc.[a]	168,094
3,500	Landstar System, Inc.	253,855
3,450	Lennox International, Inc.	327,991
6,100	Lincoln Electric Holdings, Inc.	421,449
6,220	Manpower, Inc.	424,017
2,450	Mine Safety Appliances Company	130,070
3,950	MSC Industrial Direct Company, Inc.	320,938
4,580	Nordson Corporation	357,057
8,300	NOW, Inc.[a,b]	213,559
5,350	Old Dominion Freight Line, Inc.[a]	415,374
6,250	Oshkosh Corporation	304,062
15,600	R.R. Donnelley & Sons Company	262,158
3,500	Regal-Beloit Corporation	263,200
4,972	Rollins, Inc.	164,573
3,210	SPX Corporation	275,803
8,500	Terex Corporation	236,980
5,850	Timken Company	249,678
5,500	Towers Watson & Company	622,435
12,140	Trinity Industries, Inc.	340,041
4,000	Triumph Group, Inc.	268,880
1,950	Valmont Industries, Inc.[b]	247,650
7,500	Wabtec Corporation	651,675
9,650	Waste Connections, Inc.	424,503
2,100	Watsco, Inc.	224,700
3,500	Werner Enterprises, Inc.	109,025
4,600	Woodward, Inc.	226,458

	Total	19,291,478

Information Technology (15.6%)
8,150	3D Systems Corporation[a,b]	267,891
8,960	ACI Worldwide, Inc.[a]	180,723
6,040	Acxiom Corporation[a]	122,431
48,550	Advanced Micro Devices, Inc.[a,b]	129,628
3,450	Advent Software, Inc.	105,708
7,200	ANSYS, Inc.[a]	590,400
6,100	AOL, Inc.[a]	281,637
10,300	Arris Group, Inc.[a]	310,957
7,570	Arrow Electronics, Inc.[a]	438,227
32,720	Atmel Corporation[a]	274,684
10,720	Avnet, Inc.	461,174
3,350	Belden, Inc.	264,014
9,350	Broadridge Financial Solutions, Inc.	431,783
22,930	Cadence Design Systems, Inc.[a]	434,982
12,550	CDK Global, Inc.	511,538
8,350	Ciena Corporation[a]	162,074
6,800	Cognex Corporation[a]	281,044
3,400	CommVault Systems, Inc.[a]	175,746
7,850	Convergys Corporation	159,904
7,050	CoreLogic, Inc.[a]	222,709
9,350	Cree, Inc.[a,b]	301,257
11,600	Cypress Semiconductor Corporation[b]	165,648
5,030	Diebold, Inc.[b]	174,239
2,310	DST Systems, Inc.	217,487
4,247	Equinix, Inc.	962,922
3,050	FactSet Research Systems, Inc.	429,288
2,500	Fair Isaac Corporation	180,750
9,350	Fairchild Semiconductor International, Inc.[a]	157,828
3,250	FEI Company	293,638
10,850	Fortinet, Inc.[a]	332,661
6,900	Gartner, Inc.[a]	581,049
5,250	Global Payments, Inc.	423,833
8,550	Informatica Corporation[a]	326,054
12,150	Ingram Micro, Inc.[a]	335,826
11,600	Integrated Device Technology, Inc.[a]	227,360
2,950	InterDigital, Inc.	156,055
5,550	International Rectifier Corporation[a]	221,445
10,100	Intersil Corporation	146,147
2,750	IPG Photonics Corporation[a,b]	206,030
3,050	Itron, Inc.[a]	128,985
15,150	Jabil Circuit, Inc.	330,724
6,460	Jack Henry & Associates, Inc.	401,424
18,100	JDS Uniphase Corporation[a]	248,332
13,100	Keysight Technologies, Inc.[a]	442,387
6,650	Knowles Corporation[a]	156,608
4,875	Leidos Holdings, Inc.	212,160
4,800	Lexmark International, Inc.	198,096
7,670	Mentor Graphics Corporation	168,126
7,812	National Instruments Corporation	242,875
13,100	NCR Corporation[a]	381,734
4,300	NeuStar, Inc.[a,b]	119,540
3,340	Plantronics, Inc.	177,087
10,690	Polycom, Inc.[a]	144,315
9,100	PTC, Inc.[a]	333,515
9,300	Rackspace Hosting, Inc.[a]	435,333
45,190	RF Micro Devices, Inc.[a]	749,702
12,150	Riverbed Technology, Inc.[a]	247,982
7,440	Rovi Corporation[a]	168,070
3,164	Science Applications International Corporation	156,713
5,290	Semtech Corporation[a]	145,845
3,100	Silicon Laboratories, Inc.[a]	147,622
14,900	Skyworks Solutions, Inc.	1,083,379
5,150	Solarwinds, Inc.[a]	256,625
5,350	Solera Holdings, Inc.	273,813
19,850	SunEdison, Inc.[a,b]	387,274
12,180	Synopsys, Inc.[a]	529,465
2,980	Tech Data Corporation[a]	188,425
16,950	Teradyne, Inc.	335,440
20,250	Trimble Navigation, Ltd.[a]	537,435
2,600	Tyler Technologies, Inc.[a]	284,544
2,200	Ultimate Software Group, Inc.[a]	322,993
8,900	VeriFone Systems, Inc.[a]	331,080
10,570	Vishay Intertechnology, Inc.	149,565
3,000	WEX, Inc.[a]	296,760
3,950	Zebra Technologies Corporation[a]	305,769

	Total	22,666,513

Materials (6.5%)
6,120	Albemarle Corporation	367,996
5,100	AptarGroup, Inc.	340,884
5,050	Ashland, Inc.	604,788
7,800	Bemis Company, Inc.	352,638
5,040	Cabot Corporation	221,054
4,150	Carpenter Technology Corporation	204,387
12,050	Cliffs Natural Resources, Inc.[b]	86,037
9,200	Commercial Metals Company	149,868
2,600	Compass Minerals International, Inc.	225,758
5,620	Cytec Industries, Inc.	259,475
5,050	Domtar Corporation	203,111
3,900	Eagle Materials, Inc.	296,517
2,600	Greif, Inc.	122,798
11,100	Louisiana-Pacific Corporation[a,b]	183,816
2,710	Minerals Technologies, Inc.	188,209
850	NewMarket Corporation	343,001
6,150	Olin Corporation	140,036
7,700	Packaging Corporation of America	600,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (88.0%)	Value
Materials (6.5%) - continued
7,150	PolyOne Corporation	$271,056
6,050	Reliance Steel & Aluminum Company	370,684
11,000	Rock-Tenn Company	670,780
5,150	Royal Gold, Inc.	322,905
10,450	RPM International, Inc.	529,920
3,450	Scotts Miracle-Gro Company	215,004
3,780	Sensient Technologies Corporation	228,085
3,400	Silgan Holdings, Inc.	182,240
7,930	Sonoco Products Company	346,541
18,750	Steel Dynamics, Inc.	370,125
3,000	Timkensteel Corporation	111,090
11,350	United States Steel Corporation[b]	303,499
6,010	Valspar Corporation	519,745
3,950	Worthington Industries, Inc.	118,855

	Total	9,451,887

Telecommunications Services (0.1%)
7,695	Telephone & Data Systems, Inc.	194,299

	Total	194,299

Utilities (4.3%)
8,650	Alliant Energy Corporation	574,533
13,832	Aqua America, Inc.	369,314
7,850	Atmos Energy Corporation	437,559
3,500	Black Hills Corporation	185,640
4,700	Cleco Corporation	256,338
12,013	Great Plains Energy, Inc.	341,289
8,030	Hawaiian Electric Industries, Inc.	268,844
3,930	IDACORP, Inc.	260,127
15,175	MDU Resources Group, Inc.	356,613
6,550	National Fuel Gas Company	455,422
15,580	OGE Energy Corporation	552,778
4,100	ONE Gas, Inc.	169,002
6,225	PNM Resources, Inc.	184,447
13,700	Questar Corporation	346,336
13,500	UGI Corporation	512,730
6,440	Vectren Corporation	297,721
10,220	Westar Energy, Inc.	421,473
3,910	WGL Holdings, Inc.	213,564

	Total	6,203,730

	Total Common Stock (cost $83,510,842)	127,685,744

	Collateral Held for Securities Loaned (4.0%)
5,801,543	Thrivent Cash Management Trust	5,801,543

	Total Collateral Held for Securities Loaned (cost $5,801,543)	5,801,543

Shares or Principal Amount	Short-Term Investments (12.3%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.160%, 4/6/2015[d]	99,958
700,000	0.090%, 4/24/2015[d]	699,802
	Federal National Mortgage Association
100,000	0.080%, 2/17/2015[d]	99,989
16,844,745	Thrivent Cash Management Trust 0.060%	16,844,745

	Total Short-Term Investments (at amortized cost)	17,744,494

	Total Investments (cost $107,056,879) 104.3%	$151,231,781

	Other Assets and Liabilities, Net (4.3%)	(6,168,293)

	Total Net Assets 100.0%	$145,063,488

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2014, $899,749 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$46,234,415
Gross unrealized depreciation	(3,491,465)

Net unrealized appreciation (depreciation)	$42,742,950

Cost for federal income tax purposes	$108,488,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	17,694,886	17,694,886
Consumer Staples	4,364,336	4,364,336	—	—
Energy	5,147,403	5,147,403	—	—
Financials	29,557,889	29,557,889	—	—
Health Care	13,113,323	13,113,323	—	—
Industrials	19,291,478	19,291,478	—	—
Information Technology	22,666,513	22,666,513	—	—
Materials	9,451,887	9,451,887	—	—
Telecommunications Services	194,299	194,299	—	—
Utilities	6,203,730	6,203,730	—	—
Collateral Held for Securities Loaned	5,801,543	5,801,543	—	—
Short-Term Investments	17,744,494	16,844,745	899,749	—

Total	$151,231,781	$150,332,032	$899,749	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	615,326	615,326

Total Asset Derivatives	$615,326	$615,326	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	121	March 2015	$16,912,734	$17,528,060	$615,326
Total Futures Contracts					$615,326

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$615,326
Total Equity Contracts		615,326

Total Asset Derivatives		$615,326

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	455,073
Total Equity Contracts		455,073

Total		$455,073

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	465,928
Total Equity Contracts		465,928

Total		$465,928

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,596,125	8.0%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$8,155,102	$32,366,837	$34,720,396	5,801,543	$5,801,543	$69,325
Cash Management Trust-Short Term Investment	4,174,053	23,712,452	11,041,760	16,844,745	16,844,745	5,147
Total Value and Income Earned	12,329,155				22,646,288	74,472

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Australia (2.9%)
25,542	Abacus Property Group	$61,702
1,217,554	Beach Energy, Ltd.	1,032,431
355,361	BHP Billiton, Ltd.	8,401,671
31,122	BT Investment Management, Ltd.	169,766
129,799	Cabcharge Australia, Ltd.	480,367
302,578	Challenger, Ltd.	1,598,380
117,499	Charter Hall Group	430,647
81,078	Cover-More Group, Ltd.	124,902
1,224,575	CSR, Ltd.	3,868,960
66,096	Domino’s Pizza Enterprises, Ltd.	1,345,783
499,628	Downer EDI, Ltd.	1,909,329
625,320	Echo Entertainment Group, Ltd.	1,919,462
139,017	Goodman Fielder, Ltd.	72,636
40,444	GUD Holdings, Ltd.	237,853
239,387	iiNet, Ltd.	1,529,670
2,153,575	Incitec Pivot, Ltd.	5,570,690
82,123	Independence Group NL	294,073
271,486	Investa Office Fund	801,488
229,803	M2 Telecommunications Group, Ltd.	1,517,300
67,941	Macquarie Group, Ltd.	3,203,883
13,136	Monadelphous Group, Ltd.	99,904
630,364	Mount Gibson Iron, Ltd.	123,671
34,239	Nufarm, Ltd.	131,665
34,883	OZ Minerals, Ltd.	97,863
30,019	Premier Investments, Ltd.	239,883
36,285	Primary Health Care, Ltd.	138,836
94,518	Ramsay Health Care, Ltd.	4,381,683
71,627	RCR Tomlinson, Ltd.	128,562
219,320	Shopping Centres Australasia Property Group	330,243
497,372	Sigma Pharmaceuticals, Ltd.	298,572
4,861	Sirtex Medical, Ltd.	111,969
128,214	Slater & Gordon, Ltd.	664,940
260,420	Spark Infrastructure Group	451,087
25,652	Tassal Group, Ltd.	81,599
11,816	Thorn Group, Ltd.	29,884
22,636	Village Roadshow, Ltd.	110,703
207,932	Woolworths, Ltd.	5,167,029

	Total	47,159,086

Austria (0.8%)
178,751	AMS AG	6,461,846
54,085	CA Immobilien Anlagen AGa	1,011,510
5,576	Flughafen Wien Aktiengesellschaft	518,324
15,541	Osterreichische Post AG	759,364
84,690	Voestalpine AG	3,346,372

	Total	12,097,416

Belgium (0.8%)
88,461	Anheuser-Busch InBev NV	9,955,548
2,511	Befimmo SA	182,969
61,243	bpost SA	1,538,461
4,957	Compagnie Maritime Belge	91,466
23,656	Exmar NV	294,080
4,595	Ion Beam Applications SAa	79,733
8,465	Kinepolis Group NV	342,734
10,669	Melexis NV	482,767

	Total	12,967,758

Bermuda (0.9%)
251,273	Catlin Group, Ltd.	2,617,483
176,675	Jardine Matheson Holdings, Ltd.	10,735,543
42,500	Orient Overseas International, Ltd.	247,443
1,306,000	Pacific Basin Shipping, Ltd.	522,444

	Total	14,122,913

Brazil (1.1%)
401,300	Ambev SA	2,468,307
185,652	Banco Bradesco SA ADR	2,482,168
313,300	Embraer SA	2,880,540
349,800	Even Construtora e Incorporadora SA	715,865
44,800	lochpe-Maxion SA	205,613
157,600	Itau Unibanco Holding SA	2,051,373
37,849	Lojas Renner SA	1,088,824
47,962	Multiplan Empreendimentos Imobiliarios SA	855,962
56,900	Natura Cosmeticos SA	681,764
120,696	Souza Cruz SA	877,228
89,000	Ultrapar Participacoes SA ADR	1,697,230
133,490	Vale SA ADR[b]	1,091,948
72,900	WEG SA	839,192

	Total	17,936,014

Canada (3.5%)
170,181	Alimentation Couche-Tard, Inc.	7,132,134
474,600	Bankers Petroleum, Ltd.[a]	1,331,723
73,581	Baytex Energy Corporation[b]	1,223,606
168,954	Brookfield Asset Management, Inc.	8,466,605
51,740	Canadian Imperial Bank of Commerce[b]	4,446,309
108,146	Canadian National Railway Company	7,448,651
192,251	Canadian Natural Resources, Ltd.	5,943,928
22,300	Canadian Tire Corporation, Ltd.	2,355,915
89,473	Entertainment One, Ltd.	447,102
61,686	Magna International, Inc.	6,684,154
52,705	Metro, Inc.	4,232,550
45,616	Open Text Corporation	2,654,586
65,874	Royal Bank of Canada[b]	4,549,604

	Total	56,916,867

Chile (0.1%)
2,184,674	Aguas Andinas SA	1,251,415
46,315	Banco Santander Chile SA ADR	913,332

	Total	2,164,747

China (1.5%)
1,864,000	Air China, Ltd.	1,503,965
637,000	Anhui Conch Cement Company, Ltd.[b]	2,358,407
1,483,000	China Construction Bank Corporation	1,211,289
1,111,500	China Shenhua Energy Company, Ltd.	3,279,939
1,964,000	CNOOC, Ltd.	2,655,660
2,102,000	Dongfeng Motor Group Company, Ltd.	2,940,326
1,956,216	FIH Mobile, Ltd.[a]	877,111
291,000	Haitian International Holdings, Ltd.	609,905
3,237,725	Lenovo Group, Ltd.	4,227,217
4,170,000	PetroChina Company, Ltd.	4,629,062

	Total	24,292,881

Colombia (0.1%)
40,045	Bancolombia SA ADR[b]	1,917,355

	Total	1,917,355

Cyprus (<0.1%)
68,855	Globaltrans Investment plc	345,872

	Total	345,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Czech Republic (0.3%)
66,688	CEZ AS	$1,712,407
16,449	Komercni Banka AS	3,385,224

	Total	5,097,631

Denmark (1.3%)
1,818	A P Moller - Maersk AS	3,615,915
7,418	Aktieselskbet Schouw & Company	348,494
348,425	Danske Bank AS	9,419,970
47,093	Novo Nordisk AS	1,992,024
27,814	Pandora AS	2,254,524
15,057	Royal Unibrew ASa	2,639,541
2,333	Topdanmark ASa	75,721
8,120	Zealand Pharma ASa	109,508

	Total	20,455,697

Faroe Islands (0.1%)
38,815	Bakkafrost PF	872,094

	Total	872,094

Finland (0.4%)
67,733	Orion OYJ	2,106,535
19,156	Ramirent OYJ	148,489
38,276	Sponda OYJ	166,610
419,528	Stora Enso OYJ	3,750,995
6,635	Tieto OYJ	171,946

	Total	6,344,575

France (5.9%)
9,693	ABC Arbitrage	54,892
63,450	Air France-KLM[a]	608,011
11,793	Assystem	248,480
603,335	AXA SA	13,902,707
33,402	Belvedere SAa	436,499
6,441	Boiron SA	544,160
4,123	Bourbon SA	95,790
172,573	Cap Gemini SA	12,341,964
6,200	Cegid Group	226,645
56,950	Christian Dior SA	9,746,342
278,137	Compagnie de Saint-Gobain	11,782,149
4,130	Euler Hermes Group	427,667
396,125	GDF Suez	9,237,278
43,775	Havas SA	357,452
3,224	Hermes International[b]	1,148,013
21,178	Ingenico	2,230,863
26,106	Ipsen SA	1,351,288
2,602	Ipsos SA	74,668
45,381	Mercialys SA	1,012,329
10,181	Metropole Television SA	191,908
618,472	Natixis	4,081,072
26,262	Neopost SA	1,498,193
168,319	Orange SA	2,862,561
43,226	Orpea	2,705,649
14,913	Saft Groupe SA	452,345
1,959	Societe de la Tour Eiffel[a]	103,685
292,204	Technicolor SAa	1,631,099
3,959	Teleperformance SA	269,490
68,958	Thales SA	3,731,133
147,000	Total SA	7,531,126
17,972	Valneva SEa	91,492
4,190	Vicat SA	300,825
77,689	Vinci SA	4,242,026

	Total	95,519,801

Germany (5.1%)
4,292	Aareal Bank AG	171,439
5,864	Alstria Office REIT AGa	72,811
13,998	Aurelius AG	529,772
34,661	Bayer AG	4,724,600
613	Bechtle AG	48,589
3,043	Biotest AG	344,228
108,575	Borussia Dortmund GmbH & Company KGaA	507,921
11,207	Centrotec Sustainable AG	192,514
6,185	Comdirect Bank AG	62,201
20,525	Continental AG	4,329,202
15,994	CTS Eventim AG & Company KGaA	471,213
158,190	Daimler AG	13,138,353
7,956	Deutsche Beteiligungs AG	243,431
27,421	Deutsche EuroShop AG	1,197,622
194,102	Deutsche Post AG	6,300,937
72,604	Duerr AG	6,380,461
2,462	Freenet AG	70,000
80,787	Fresenius SE & Company KGaA	4,200,453
18,792	Gerresheimer AG	1,023,655
47,471	Hochtief AG	3,349,011
6,498	Homag Group AG	235,888
3,733	Krones AG	362,991
60,526	KUKA AGb	4,281,150
17,869	MorphoSys AGa	1,664,625
1,643	Nemetschek AG	165,499
3,051	Nordex SEa	54,433
1,713	R. Stahl AB	81,897
128,923	Rhoen-Klinikum AG	3,613,295
8,672	SAP SE ADR[b]	605,553
39,989	Siemens AG	4,486,931
12,179	Sixt SE	473,927
1,869	STRATEC Biomedical AG	103,456
14,350	Symrise AG	864,520
15,132	Takkt AG	247,569
388,200	ThyssenKrupp AG	9,888,969
224,739	TUI AGa	3,611,376
90,271	United Internet AG	4,066,259
4,109	Wacker Neuson SE	83,484

	Total	82,250,235

Hong Kong (3.2%)
530,800	AlA Group, Ltd.	2,927,610
859,000	BOC Hong Kong (Holdings), Ltd.	2,862,309
482,000	Brightoil Petroleum Holdings, Ltd.[a]	120,760
167,000	Cheung Kong Holdings, Ltd.	2,796,720
741,300	China Mobile, Ltd.	8,682,659
24,000	Chow Sang Sang Holdings International, Ltd.	63,003
34,400	Dah Sing Banking Group, Ltd.	54,992
115,200	Dah Sing Financial Holdings, Ltd.	669,154
147,409	Dickson Concepts, Ltd.	72,771
205,000	Emperor Entertainment Hotel, Ltd.	49,357
343,100	Esprit Holdings, Ltd.	409,280
650,000	Global Brands Group Holding, Ltd.[a]	126,926
44,000	Great Eagle Holdings, Ltd.	142,773
4,796,725	Guangzhou Automobile Group Company, Ltd.	4,337,052
176,000	Guotai Junan International Holdings, Ltd.	132,657
365,000	Hang Lung Group, Ltd.	1,655,131
1,268,000	HKT Trust and HKT, Ltd.	1,651,499
681,900	Hutchison Whampoa, Ltd.	7,795,186
64,000	Luk Fook Holdings International, Ltd.	240,008
3,973,647	New World Development Company, Ltd.	4,561,784

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Hong Kong (3.2%) - continued
416,000	NewOcean Energy Holdings, Ltd.	$159,722
3,613,000	PCCW, Ltd.	2,460,059
433,000	Samson Holding, Ltd.	60,368
344,000	Shenzhou International Group Holdings, Ltd.	1,133,649
1,044,000	Shun Tak Holdings, Ltd.	481,284
973,500	Sinotruk Hong Kong, Ltd.	542,737
103,000	SmarTone Telecommunications Holdings, Ltd.	172,390
53,000	Sun Hung Kai & Company, Ltd.	40,240
250,000	Sunlight Real Estate Investment Trust	112,734
113,000	Swire Pacific, Ltd., Class A	1,466,794
340,000	Swire Pacific, Ltd., Class B	808,986
78,700	Swire Properties, Ltd.	231,568
80,000	Texwinca Holdings, Ltd.	69,071
1,144,000	Truly International Holdings, Ltd.	457,548
690,000	United Laboratories International Holdings[a]	401,071
13,700	VTech Holdings, Ltd.	196,455
349,000	Weichai Power Company, Ltd.	1,462,947
410,000	Wheelock and Company, Ltd.	1,903,606

	Total	51,512,860

Hungary (0.3%)
206,625	OTP Bank Nyrt	2,980,463
82,000	Richter Gedeon Nyrt	1,104,292

	Total	4,084,755

India (1.0%)
7,344	Grasim Industries, Ltd.	392,954
8,000	Grasim Industries, Ltd. GDR	428,400
30,500	Hero Motocorp, Ltd.	1,496,592
122,000	Hindustan Unilever, Ltd.	1,466,146
150,741	Housing Development Finance Corporation	2,703,141
125,000	ICICI Bank, Ltd.	695,618
113,500	ICICI Bank, Ltd. ADR	1,310,925
46,000	Infosys, Ltd.	1,427,273
33,008	Infosys, Ltd. ADR[b]	1,038,432
299,542	ITC, Ltd.	1,744,943
72,549	Reliance Industries, Ltd. GDR[c]	2,024,731
20,696	Ultra Tech Cement, Ltd.	874,075
4,570	Ultra Tech Cement, Ltd. GDR	193,743

	Total	15,796,973

Indonesia (0.4%)
5,486,000	Astra International Tbk PT	3,271,766
959,300	Bank Mandiri Persero Tbk PT	834,244
1,217,800	Bank Rakyat Indonesia Persero Tbk PT	1,144,708
781,300	Indo Tambangraya Megah Tbk PT	963,655
124,000	Indocement Tunggal Prakarsa Tbk PT	250,201
393,700	United Tractors Tbk PT	549,843

	Total	7,014,417

Ireland (0.5%)
40,701	Aer Lingus Group plc	108,646
137,746	Beazley plc	613,238
36,948	DCC plc	2,034,105
12,711	Grafton Group plc	125,755
15,780	Greencore Group plc	70,093
488,314	Henderson Group plc	1,614,510
119,409	Smurfit Kappa Group plc	2,685,326

	Total	7,251,673

Israel (0.6%)
5,905	Delek Automotive Systems, Ltd.	52,472
678,983	Israel Chemicals, Ltd.	4,885,408
54,464	Plus500, Ltd.	502,962
72,373	Teva Pharmaceutical Industries, Ltd. ADR	4,162,171

	Total	9,603,013

Italy (3.1%)
22,635	Acea SPA	244,863
8,645	Amplifon SPA	51,300
53,587	Ascopiave SPA	117,708
495,560	Assicurazioni Generali SPA	10,175,285
40,607	ASTM SPA	469,209
36,252	Banca IFIS SPA	596,411
423,313	Banca Popolare di Milano SCRL[a]	275,761
709,544	Beni Stabili SPA	498,409
14,469	Cairo Communication SPA	84,834
87,822	Cementir Holding SPA	530,813
56,534	Credito Emiliano SPA	426,483
12,723	De’Longhi	229,752
863,925	Enel SPA	3,850,970
537,822	Eni SPA	9,420,779
82,470	ERG SPA	923,585
411,043	Hera SPA	967,912
13,482	Industria Macchine Automatiche SPA	589,183
6,233	Interpump Group SPA	87,458
4,893,613	Intesa Sanpaolo SPA	14,195,931
489,963	IREN SPA	535,808
307,522	Recordati SPA	4,767,634
2,455	Reply SPA	179,847
25,162	Societa Iniziative Autostradali e Servizi SPA	242,147

	Total	49,462,082

Japan (16.0%)
3,000	Aisan Industry Company, Ltd.	25,665
7,600	Alpen Company, Ltd.	106,778
87,500	Alpine Electronics, Inc.	1,436,510
16,800	AOKI Holdings, Inc.	170,546
111,600	Aoyama Trading Company, Ltd.	2,438,452
6,100	Asahi Diamond Industrial Company, Ltd.	63,776
109,400	Asahi Group Holdings, Ltd.	3,384,544
20,900	ASKA Pharmaceutical Company, Ltd.	224,267
114,738	Avex Group Holdings, Inc.	1,876,484
132,700	Bandai Namco Holdings, Inc.	2,809,430
183,100	Bridgestone Corporation	6,350,264
122,700	Brother Industries, Ltd.	2,224,226
3,200	C. Uyemura & Company, Ltd.	149,647
21,800	Canon Marketing Japan, Inc.	369,458
18,200	Capcom Company, Ltd.	273,400
35,000	Central Glass Company, Ltd.	126,933
32,900	Century Tokyo Leasing Corporation	819,704
15,200	Chiyoda Integre Company, Ltd.	265,014
65,000	Chugoku Marine Paints, Ltd.	548,524
62,700	CKD Corporation	596,028
390,000	Clarion Company, Ltd.[a]	1,208,503
34,000	Daido Metal Company, Ltd.	341,254
121,000	Daihen Corporation	608,187
26,589	Daiichikosho Company, Ltd.	720,914
2,000	Daikoku Denki Company, Ltd.	29,695

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Japan (16.0%) - continued
23,000	Daio Paper Corporation	$187,771
9,000	Daiwa Industries, Ltd.	56,316
1,052,151	Daiwa Securities Group, Inc.	8,238,487
46,000	Daiwabo Holdings Company, Ltd.	79,997
26,900	DCM Holdings Company, Ltd.	172,007
6,000	Denki Kogyo Company, Ltd.	26,524
106,000	DIC Corporation	254,128
9,900	Doshisha Company, Ltd.	139,788
37,800	Doutor Nichires Holdings Company, Ltd.	543,501
1,800	Dydo Drinco, Inc.	74,908
32,100	Eagle Industry Company, Ltd.	585,622
38,000	Ebara Corporation	155,708
177,300	EDION Corporation	1,240,153
25,038	EIZO Corporation	488,428
16,253	EN-Japan, Inc.	255,964
5,600	Ezaki Glico Company, Ltd.	195,762
51,975	Fancl Corporation	739,412
45,100	Foster Electric Company, Ltd.	788,522
122	Frontier Real Estate Investment Corporation	558,988
561,000	Fuji Electric Company, Ltd.	2,236,642
202,800	Fuji Heavy Industries, Ltd.	7,176,278
67,549	Fuji Machine Manufacturing Company, Ltd.	625,698
8,900	Fuji Oil Company, Ltd.	113,762
15,300	Fuji Soft, Inc.	311,183
99,800	FUJIFILM Holdings NPV	3,045,254
437,000	Fujitsu, Ltd.	2,329,938
30,900	Funai Electric Company, Ltd.	368,788
12,600	Fuyo General Lease Company, Ltd.	435,026
337	Global One Real Estate Investment Corporation	1,279,813
37,600	Gree, Inc.	226,345
20,000	GS Yuasa Corporation	85,035
25,400	G-Tekt Corporation	241,068
645	Hankyu REIT, Inc.	823,645
4,600	Heiwa Real Estate Company, Ltd.	69,680
283	Heiwa Real Estate REIT, Inc.	231,127
8,700	HEIWADO Company, Ltd.	167,921
83,800	Hitachi Capital Corporation	1,844,390
10,800	Hitachi Koki Company, Ltd.	82,489
86,300	Hitachi Transport System, Ltd.	1,056,524
24,500	IBJ Leasing Company, Ltd.	486,176
308	Ichigo Real Estate Investment Corporation	239,572
488,000	Ishihara Sangyo Kaisha, Ltd.[a]	422,846
107,700	IT Holdings Corporation	1,626,790
4,100	IwaiCosmo Holdings, Inc.	45,889
136,000	Jaccs Company, Ltd.	689,060
57,057	JAFCO Company, Ltd.	1,953,752
120,200	Japan Airlines Company, Ltd.	3,563,817
49,000	Japan Aviation Electronics Industry, Ltd.	1,070,511
11,000	Japan Digital Laboratory Company, Ltd.	147,790
43	Japan Logistics Fund, Inc.	96,712
1,300	Japan Petroleum Exploration Company, Ltd.	40,842
916	Japan Rental Housing Investments, Inc.	752,730
42,300	Japan Securities Finance Company, Ltd.	213,278
61,200	Japan Tobacco, Inc.	1,684,395
47,000	Japan Vilene Company, Ltd.	239,444
32,000	J-Oil Mills, Inc.	103,758
176,200	JTEKT Corporation	2,965,410
532,300	JVC Kenwood Corporation[a]	1,157,742
13,700	Kadokawa Dwango Corporation[a]	217,887
98,100	Kao Corporation	3,868,530
88,000	Kato Works Company, Ltd.	710,612
756,000	Kawasaki Kisen Kaisha, Ltd.	2,019,643
104,600	KDDI Corporation	6,571,396
15,600	Keihin Corporation	231,545
29	Kenedix Realty Investment Corporation	164,144
34	Kenedix Residential Investment Corporation	102,049
40,800	Kissei Pharmaceutical Company, Ltd.	1,070,278
154,800	KITZ Corporation	632,257
18,400	KOA Corporation	172,639
1,473,000	Kobe Steel, Ltd.	2,537,241
55,359	Koei Tecmo Holdings Company, Ltd.	813,075
51,700	Kohnan Shoji Company, Ltd.	580,868
4,000	Kokuyo Company, Ltd.	29,877
9,100	Konoike Transport Company, Ltd.	186,280
49,000	Kurabo Industries, Ltd.	75,743
207,000	Kuroda Electric Company, Ltd.	2,852,976
12,300	KYORIN Holdings, Inc.	227,935
14,324	Kyoritsu Maintenance Company, Ltd.	688,541
504,110	LIXIL Group Corporation	10,609,373
7,600	MACNICA, Inc.	212,174
73,000	Maeda Road Construction Company, Ltd.	1,082,821
53,000	Makino Milling Machine Company, Ltd.	390,678
301,000	Marubeni Corporation	1,800,997
39,000	Marudai Food Company, Ltd.	133,933
16,677	Matsumotokiyoshi Holdings Company, Ltd.	478,191
27,900	Melco Holdings, Inc.	415,151
225	MID REIT, Inc.	565,647
26,000	MIRAIT Holdings Corporation	294,990
59,600	Mito Securities Company, Ltd.	211,631
338,400	Mitsubishi UFJ Financial Group, Inc.	1,859,247
416,825	Mitsui Chemicals, Inc.	1,180,607
1,057,000	Mitsui Engineering & Shipbuilding Company, Ltd.	1,857,558
25,200	Mitsui High-tec, Inc.	174,620
48,000	Mitsui-Soko Holdings Company, Ltd.	169,973
9,100	Mitsumi Electric Company, Ltd.	72,005
90,000	Monex Group, Inc.	214,311
156,000	Morinaga Milk Industry Company, Ltd.	539,231
511,270	MS and AD Insurance Group Holdings, Inc.	12,116,188
92,000	Nachi-Fujikoshi Corporation	564,729
36,400	NEC Networks & System Integration Corporation	754,397
12,200	Nichii Gakkan Company	96,702
9,600	Nichi-iko Pharmaceutical Company, Ltd.	148,902
4,000	Nifty Corporation	44,113
193,000	NIPPO Corporation	3,137,189
22,000	Nippon Chemi-Con Corporation[a]	62,943
52,000	Nippon Flour Mills Company, Ltd.	231,147
686,800	Nippon Light Metal Holdings Company, Ltd.	979,557
136,000	Nippon Meat Packers, Inc.	2,975,448
32,000	Nippon Road Company, Ltd.	157,725
5,529,955	Nippon Sheet Glass Company[a]	5,195,625
41,000	Nippon Synthetic Chemical Industry Company, Ltd.	242,806

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Japan (16.0%) - continued
43,800	Nippon Telegraph & Telephone Corporation	$2,237,419
72,000	Nippon Thompson Company, Ltd.	350,296
5,029,625	Nippon Yusen Kabushiki Kaisha	14,206,219
18,200	Nipro Corporation	156,746
1,195,940	Nissan Motor Company, Ltd.	10,430,713
105,000	Nisshin Oillio Group, Ltd.	366,997
96,000	Nissin Electric Company, Ltd.	511,858
266	Nomura Real Estate Master Fund, Inc.	344,469
71	Nomura Real Estate Residential Fund, Inc.	426,927
55,900	North Pacific Bank, Ltd.	215,805
111,359	NS United Kaiun Kaisha, Ltd.	315,194
355,000	NTN Corporation	1,567,751
3,900	Ohsho Food Service Corporation	141,552
4,300	Okamura Corporation	30,267
2,700	Okinawa Electric Power Company, Inc.	85,443
65,600	OMRON Corporation	2,934,649
16,500	Paltac Corporation	190,090
6,900	Paramount Bed Holdings Company, Ltd.	181,875
3,100	Pilot Corporation	177,122
5,100	Plenus Company, Ltd.	90,710
22,800	Pola Orbis Holdings, Inc.	911,272
33	Premier Investment Corporation	162,520
21,012	Riso Kagaku Corporation	338,243
82,899	ROHTO Pharmaceutical Company, Ltd.	1,035,736
21,200	Roland DG Corporation	700,586
68,200	Round One Corporation	397,475
37,000	Ryobi, Ltd.	99,741
1,700	Ryosan Company, Ltd.	37,015
7,000	Saint Marc Holdings Company, Ltd.	401,771
2,200	Saizeriya Company, Ltd.	29,025
8,500	San-A Company, Ltd.	287,217
421,000	Sankyu, Inc.	1,708,806
29,200	Sanwa Holdings Corporation	203,558
7,000	Sanyo Chemical Industries, Ltd.	50,285
87,000	Sanyo Special Steel Company, Ltd.	289,885
254,000	Sapporo Holdings, Ltd.	1,073,392
95,200	Seiko Epson Corporation	3,983,571
56,000	Seino Holdings Company, Ltd.	564,458
938	Sekisui House SI Investment Corporation	1,063,466
228,000	SENKO Company, Ltd.	1,144,646
64,000	SMK Corporation	255,205
72,000	Sumitomo Bakelite Company, Ltd	279,822
937,890	Sumitomo Corporation	9,632,775
10,200	Sumitomo Densetsu Company, Ltd.	126,092
642,000	Sumitomo Heavy Industries, Ltd.	3,453,309
71,000	Sumitomo Mitsui Financial Group, Inc.	2,566,843
2,969,190	Sumitomo Mitsui Trust Holdings, Inc.	11,372,855
47,000	Sumitomo Osaka Cement Company, Ltd.	134,234
42,000	Sumitomo Seika Chemicals Company, Ltd.	279,709
18,000	Taihei Dengyo Kaisha, Ltd.	137,405
20,579	Taikisha, Ltd.	447,689
36,700	Tamron Company, Ltd.	727,662
4,500	TOCALO Company, Ltd.	77,211
41,000	Toei Company, Ltd.	234,623
6,400	Toho Holdings Company, Ltd.	93,188
9,500	Tokai Rika Company, Ltd.	199,415
40,100	Tokai Tokyo Financial Holdings, Inc.	273,634
117,300	Tokio Marine Holdings, Inc.	3,809,634
251,000	Tokuyama Corporation	506,056
11,700	Tokyo Broadcasting System Holdings, Inc.	137,320
40,700	Tokyo Seimitsu Company, Ltd.	819,729
397	Tokyu REIT, Inc.	541,379
176	Top REIT, Inc.	789,706
4,400	Torii Pharmaceutical Company, Ltd.	107,531
92,000	Towa Bank, Ltd.	77,753
16,100	Towa Pharmaceutical Company, Ltd.	712,328
159,000	Toyota Motor Corporation	9,908,466
2,000	TS Tech Company, Ltd.	46,777
17,000	Tsubakimoto Chain Company	136,623
29,000	Tsugami Corporation	154,137
3,100	TV Asahi Holdings Corporation	48,828
6,500	Valor Company, Ltd.	115,125
5,000	Wacoal Holdings Corporation	50,474
50,300	Wakita & Company, Ltd.	471,682
6,500	Warabeya Nichiyo Company, Ltd.	109,350
62,200	West Japan Railway Company	2,940,708
7,000	Zenkoku Hosho Company, Ltd.	198,642

	Total	256,344,123

Jersey (0.8%)
50,875	Petra Diamonds, Ltd.[a]	152,739
162,266	Redefine International plc	137,835
609,150	WPP plc	12,665,267

	Total	12,955,841

Luxembourg (0.2%)
47,000	Tenaris SA ADR	1,419,870
107,941	Ternium SA ADR	1,904,079

	Total	3,323,949

Malaysia (0.6%)
1,920,304	CIMB Group Holdings Berhad	3,047,744
934,700	Genting Berhad	2,367,811
1,100,318	Malayan Banking Berhad	2,881,537
199,400	Public Bank Berhad	1,041,725

	Total	9,338,817

Mexico (0.7%)
4,352,100	America Movil SAB de CV	4,837,715
172,000	Consorcio ARA SAB de CVa	75,661
28,500	Fomento Economico Mexicano SAB de CV ADR[a]	2,508,855
9,500	Grupo Aeroportuario del Sureste SAB de CV ADR[a]	1,252,480
359,094	Grupo Financiero Banorte SAB de CV ADR	1,976,340
259,000	Organizacion Soriana SAB de CV	707,461

	Total	11,358,512

Netherlands (3.0%)
10,100	Aalberts Industries NV	297,860
1,987,075	Aegon NV	14,934,840
25,920	ASM International NV	1,097,680
69,360	ASML Holding NV	7,494,191
50,315	BE Semiconductor Industries NV	1,119,573
76,106	BinckBank NV	647,022
8,497	Eurocommercial Properties NV	361,024
81,575	Heineken NV	5,792,466
186,075	Koninklijke DSM NV	11,349,300
20,533	Koninklijke Wessanen NV	129,999
18,565	Nutreco NV	996,471
164,188	PostNL NV	610,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Netherlands (3.0%) - continued
239,496	TomTom NVa	$1,592,770
43,598	Unilever NV	1,705,459
9,092	Vastned Retail NV	411,117
2,280	Wereldhave NV	157,259

	Total	48,697,257

New Zealand (0.1%)
873,517	Air New Zealand, Ltd.	1,677,821
26,431	Sky Network Television, Ltd.	124,085
71,233	Summerset Group Holdings, Ltd.	153,485

	Total	1,955,391

Norway (1.0%)
53,878	Austevoll Seafood ASA	333,948
35,079	Borregaard ASA	259,467
120,688	DnB ASA	1,780,223
120,973	Kongsberg Automotive ASA[a]	92,810
16,874	Leroy Seafood Group ASA	615,886
170,619	Marine Harvest ASA	2,342,671
533,295	Norsk Hydro ASA	3,004,070
48,381	SalMar ASA	823,614
38,192	SpareBank 1 SMN	298,423
153,656	Statoil ASA	2,705,396
245,191	Storebrand ASA[a]	957,795
64,158	Yara International ASA	2,857,110

	Total	16,071,413

Panama (0.1%)
13,668	Copa Holdings SAb	1,416,552

	Total	1,416,552

Philippines (0.2%)
2,281,000	Ayala Land, Inc.	1,700,890
601,270	Bank of the Philippine Islands	1,257,832

	Total	2,958,722

Poland (0.4%)
47,499	Bank Handlowy w Warszawie SA	1,427,314
81,007	Bank Pekao SA	4,071,099
425,537	Orange Polska SA	994,302

	Total	6,492,715

Portugal (0.2%)
6,184,256	Banco Espirito Santo SAa,d	748
23,222	CTT-Correios de Portugal SA	224,282
77,346	Jeronimo Martins SGPS SA	775,039
117,008	Portucel SA	433,901
745,977	Portugal Telecom SGPS SA	777,965
73,277	Redes Energeticas Nacionais SGPS SA	212,580

	Total	2,424,515

Russia (0.5%)
49,500	Lukoil ADR	1,958,453
15,914	Magnit OJSC	719,201
5,851	Magnit PJSC[a]	924,751
303,278	Novolipetsk Steel OJSC GDR	3,481,630
119,098	Phosagro OAO	1,095,035

	Total	8,179,070

Singapore (0.5%)
344,000	DBS Group Holdings, Ltd.	5,325,578
271,880	Ezra Holdings, Ltd.	107,610
64,000	Ho Bee Land, Ltd.	93,489
170,000	Indofood Agri Resources, Ltd.	92,524
128,000	Mapletree Logistics Trust[a]	114,288
4,757	REC Solar ASA[a]	64,410
44,000	United Engineers, Ltd.	96,801
167,000	Wing Tai Holdings, Ltd.	205,627
1,921,000	Yangzijiang Shipbuilding Holdings, Ltd.	1,740,838

	Total	7,841,165

South Africa (0.5%)
214,412	AngloGold Ashanti, Ltd. ADR[b]	1,865,385
82,944	Barclays Africa Group, Ltd.	1,296,987
89,729	Impala Platinum Holdings, Ltd.[a]	586,399
80,584	Massmart Holdings, Ltd.	987,552
38,209	MTN Group, Ltd.	726,832
146,190	Reunert, Ltd.	766,547
214,000	Truworths International, Ltd.	1,421,123

	Total	7,650,825

South Korea (2.8%)
5,401	E-Mart Company, Ltd.[a]	999,495
16,225	Hyundai Department Store Company, Ltd.[a]	1,804,621
23,542	Hyundai Heavy Industries Company, Ltd.[a]	2,443,474
16,110	Hyundai Mobis[a]	3,446,683
39,415	Hyundai Motor Company[a]	6,020,882
187,980	KB Financial Group, Inc.[a]	6,145,827
13,800	LG Chem, Ltd.[a]	2,256,611
32,500	POSCO	8,186,582
22,766	POSCO ADR	1,452,698
4,275	Samsung Electronics Company, Ltd.	5,139,595
40,081	Samsung Heavy Industries Company, Ltd.	722,987
24,608	Samsung Life Insurance Company, Ltd.[a]	2,605,714
65,515	Shinhan Financial Group Company, Ltd.[a]	2,633,383
7,065	Shinsegae Company, Ltd.[a]	1,159,745

	Total	45,018,297

Spain (2.2%)
10,573	Acciona SAa	713,462
122,180	Actividades de Construccion y Servicios SA	4,258,603
1,678,245	Banco Popular Espanol SA	8,365,790
1,056,775	Banco Santander SA	8,869,662
138,147	Gas Natural SDG SA	3,470,342
1,248,971	Iberdrola SA	8,419,016
8,997	Let’s GOWEX SAa,d	1
93,066	Mediaset Espana Comunicacion SAa	1,170,035
28,348	Papeles y Cartones de Europa SA	130,481
2,947	Tecnicas Reunidas SA	128,812

	Total	35,526,204

Sweden (2.2%)
8,260	B&B Tools Aktiebolag	160,604
27,345	Bilia AB	827,952
30,727	BillerudKorsnas AB	440,661
7,738	BioGaia AB	178,175
174,753	Boliden AB	2,793,392
16,645	Clas Ohlson AB	287,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
Sweden (2.2%) - continued
77,574	Fabege AB	$995,940
36,110	Fastighets AB Balder[a]	507,139
29,962	Haldex AB	388,339
4,526	Hexpol AB	425,950
13,642	Industrial and Financial Systems	418,243
22,159	Intrum Justitia AB	656,296
116,942	Investor AB	4,251,757
64,654	JM AB	2,049,439
173,045	Klovern AB, Class Ba	168,704
113,527	Loomis AB	3,279,525
43,866	NCC AB	1,381,087
7,211	Net Entertainment NE ABa	243,065
50,809	Nobia AB	453,903
25,822	Nolato AB	586,383
19,346	Peab AB	135,816
263,664	Skandinaviska Enskilda Banken AB	3,348,154
22,636	Swedish Orphan Biovitrum ABa	230,126
14,796	Tethys Oil ABa	115,055
1,022,900	Volvo AB	11,030,437

	Total	35,353,859

Switzerland (7.7%)
52,079	Actelion, Ltd.	5,995,391
150,465	Adecco SA	10,342,859
36,326	Aryzta AGa	2,791,637
20,345	Ascom Holding AG	310,513
5,737	Autoneum Holding AGa	968,136
2,428	Bossard Holding AGa	265,438
372,004	Credit Suisse Group AG	9,345,205
1,738	Flughafen Zuerich AG	1,162,308
453	Forbo Holding AG	453,137
5,282	Givaudan SAa	9,475,155
3,127	Helvetia Holding AG	1,485,793
158,873	Holcim, Ltd.[a]	11,356,902
2,149	Inficon Holding AGa	666,294
3,247	Komax Holding AGa	469,731
23,507	Kudelski SA	284,941
822	Lindt & Spruengli AG	4,064,355
112,129	Logitech International SA	1,519,291
183,421	Nestle SA	13,371,577
15,244	Nobel Biocare Holding AGa	262,193
227,761	Novartis AG	21,123,347
6,543	PSP Swiss Property AGa	563,111
94,726	Roche Holding AG - Genusschein	25,665,272
1,235	Siegfried Holding AGa	201,237
3,040	Straumann Holding AG	763,771
4,574	U-Blox AGa	626,014
513	Valora Holding AG	117,738
6,445	Zehnder Group AG	267,731

	Total	123,919,077

Taiwan (1.1%)
888,000	Advanced Semiconductor Engineering, Inc.	1,054,613
148,000	Asustek Computer, Inc.	1,614,829
392,675	Chicony Electronics Company, Ltd.	1,093,451
734,000	Chipbond Technology Corporation	1,334,457
956,000	Compal Electronics, Inc.	667,548
1,052,000	CTBC Financial Holding Company, Ltd.	680,590
228,000	Hon Hai Precision Industry Company, Ltd.	629,625
859,000	Mega Financial Holding Company, Ltd.	662,711
204,000	Novatek Microelectronics Corporation	1,139,972
150,000	Richtek Technology Corporation	790,446
290,300	Taiwan Mobile Company, Ltd.	959,950
916,951	Taiwan Semiconductor Manufacturing Company, Ltd.	4,039,602
95,943	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	2,147,205
855,000	TECO Electric & Machinery Company, Ltd.	808,457

	Total	17,623,456

Thailand (1.9%)
947,225	Bangkok Bank pcl	5,627,570
229,800	Bangkok Bank Public Company, Ltd.	1,349,755
185,700	Kasikornbank pcl	1,284,346
17,052,915	Krung Thai Bank pcl	11,699,270
380,900	PTT Exploration & Production pcl	1,289,874
454,960	PTT pcl	4,456,866
133,600	Siam Cement pcl	1,822,935
361,500	Siam Commercial Bank pcl	1,991,028
965,000	Thai Oil pcl	1,227,953

	Total	30,749,597

Turkey (0.4%)
522,982	Akbank TAS	1,930,946
62,340	BIM Birlesik Magazalar AS	1,333,134
79,645	Ford Otomotiv Sanayi AS	1,107,353
72,737	Turkcell lletisim Hizmetleri ASa	443,877
327,000	Turkiye Garanti Bankasi AS	1,313,604

	Total	6,128,914

United Kingdom (9.3%)
282,041	Amlin plc	2,092,132
50,629	AstraZeneca plc	3,575,971
1,449,350	BAE Systems plc	10,599,403
32,391	Bank of Georgia Holdings plc	1,041,961
127,574	Barratt Developments plc	928,501
137,381	Bellway plc	4,120,292
59,107	Berendsen plc	1,010,272
55,159	Berkeley Group Holdings plc	2,120,835
37,000	BHP Billiton plc[b]	791,489
58,892	Big Yellow Group plc	554,924
41,570	Bodycote plc	417,287
54,234	British American Tobacco plc	2,938,998
20,518	Britvic plc	214,589
532,876	Cable & Wireless Communications plc	409,600
44,463	Chesnara plc	235,101
20,484	Concentric AB	242,873
12,218	CSR plc	162,094
50,544	Dart Group plc	229,244
41,155	Diageo plc	1,178,973
65,640	Dialog Semiconductor plc[a]	2,291,873
60,458	Diploma plc	674,705
666,504	Direct Line Insurance Group plc	3,015,000
483,948	DS Smith plc	2,413,348
183,931	Elementis plc	745,559
46,868	Fenner plc	156,825
66,053	Galliford Try plc	1,319,979
163,166	GlaxoSmithKline plc	3,500,504
370,925	Globo plc[a]	231,250
24,798	Go-Ahead Group plc	945,262
45,743	Great Portland Estates plc	521,816
23,017	Greggs plc	262,478
179,956	Halfords Group plc	1,313,194
389,805	Hansteen Holdings plc	653,725
156,452	Hikma Pharmaceuticals plc	4,800,191
68,356	Hiscox, Ltd.	766,393
581,235	Home Retail Group plc	1,873,176

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (86.8%)	Value
United Kingdom (9.3%) - continued
28,226	HomeServe plc	$147,871
588,795	Howden Joinery Group plc	3,673,344
175,950	HSBC Holdings plc ADR[b]	8,310,119
32,208	Hunting plc	265,026
211,193	IG Group Holdings plc	2,359,993
100,007	Imperial Tobacco Group plc	4,402,265
293,481	Inchcape plc	3,297,286
181,803	Intermediate Capital Group plc	1,298,786
79,945	Interserve plc	689,945
1,515,365	ITV plc	5,054,837
9,005	J D Wetherspoon plc	115,089
130,076	Jazztel plc[a]	1,965,841
7,705	Keller Group plc	104,773
45,396	Lancashire Holdings, Ltd.	396,224
126,290	London Stock Exchange Group plc	4,345,523
140,824	LondonMetric Property plc	334,940
46,227	Lookers plc	92,916
1,997,433	Man Group plc	4,970,355
63,836	Micro Focus International plc	1,074,546
141,801	Mondi plc	2,303,631
143,188	Moneysupermarket.com Group plc	517,919
51,604	Next plc	5,472,971
41,748	Northgate plc	395,793
53,663	Optimal Payments plc[a]	284,842
138,164	Pace plc	740,804
180,607	Pennon Group plc	2,580,279
187,697	Persimmon plc	4,584,301
235,012	Prudential plc	5,433,366
308,167	QinetiQ Group plc	898,389
22,467	Restaurant Group plc	229,031
83,675	Royal Dutch Shell plc, Class A	2,792,483
32,588	SABMiller plc	1,696,984
6,452	Safestore Holdings plc	23,330
6,446	Savills plc	68,188
62,666	Shire plc	4,443,032
74,370	Soco International plc[a]	347,190
229,743	Speedy Hire plc	282,882
337,217	Spirit Pub Company plc	548,188
100,183	Standard Chartered plc	1,498,330
49,386	Stobart Group, Ltd.	83,160
14,259	SVG Capital plc[a]	98,275
1,698	Synergy Health plc	55,064
2,060,345	Taylor Wimpey plc	4,395,580
72,940	Trinity Mirror plc[a]	185,022
58,567	TT Electronics plc	93,701
85,376	Unilever plc	3,468,679
73,376	Vedanta Resources plc	650,869
28,372	Victrex plc	915,509
87,852	WH Smith plc	1,837,136
15,476	Workspace Group plc	182,935
44,624	WS Atkins plc	945,074
15,795	Xchanging plc	37,928

	Total	149,340,361

United States (0.5%)
112,359	iShares MSCI Emerging Markets Index Fund	4,414,586
66,282	Southern Copper Corporation	1,869,152
17,700	Yum! Brands, Inc.	1,289,445

	Total	7,573,183

	Total Common Stock (cost $1,371,629,438)	1,393,428,530

Principal Amount	Long-Term Fixed Income (10.6%)
Argentina (0.2%)
	Arcos Dorados BV
361,000	6.625%, 9/27/2023[c]	351,975
	Argentina Government International Bond
140,000	Zero Coupon, 6/2/2017	123,200
42,061	8.280%, 12/31/2033[e]	36,593
1,009,467	8.280%, 12/31/2033[e]	900,950
11,162,001	0.000%, 12/15/2035[f,g]	938,709
5,347,000	0.000%, 12/15/2035[g]	393,005
320,000	0.000%, 12/15/2035[g]	21,920

	Total	2,766,352

Azerbaijan (0.2%)
	Azerbaijan Government International Bond
550,000	4.750%, 3/18/2024[c]	540,375
1,650,000	4.750%, 3/18/2024	1,621,125
	State Oil Company of Azerbaijan Republic
400,000	5.450%, 2/9/2017	411,000
460,000	4.750%, 3/13/2023	443,930

	Total	3,016,430

Belarus (<0.1%)
	Belarus Government International Bond
289,000	8.750%, 8/3/2015	272,151

	Total	272,151

Belize (<0.1%)
	Belize Government International Bond
116,500	5.000%, 2/20/2038*,[h]	83,298

	Total	83,298

Brazil (0.6%)
	Banco do Brasil SA/Cayman
600,000	9.000%, 6/18/2049[i]	558,000
840,000	6.250%, 10/15/2049[i]	613,200
	Banco do Estado do Rio Grande do Sul SA
200,000	7.375%, 2/2/2022	203,328
680,000	7.375%, 2/2/2022[c]	691,315
	Brazil Government International Bond
1,071,000	6.000%, 8/15/2050[j]	1,010,918
370,000	7.125%, 1/20/2037	468,975
360,000	5.000%, 1/27/2045	352,800
1,099,000	Brazil Letras do Tesouro Nacional Zero Coupon, 1/1/2016[j]	365,955
	Brazil Loan Trust 1
1,050,000	5.477%, 7/24/2023	1,068,375
1,150,000	5.477%, 7/24/2023*	1,170,124
	Brazil Minas SPE via State of Minas Gerais
360,000	5.333%, 2/15/2028	355,500
1,480,000	5.333%, 2/15/2028*	1,461,500
95,246	Independencia International, Ltd.	0
	12.000%, 12/30/2016*,d,e
	Tupy SA
450,000	6.625%, 7/17/2024[c]	432,000

	Total	8,751,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
Bulgaria (0.1%)
	Bulgaria Government International Bond
$1,650,000	2.950%, 9/3/2024[f]	$1,996,588

	Total	1,996,588

Canada (<0.1%)
	PTTEP Canada International Finance, Ltd.
540,000	6.350%, 6/12/2042	636,794

	Total	636,794

Cayman Islands (<0.1%)
	Sun Hung Kai Properties Capital Market, Ltd.
380,000	4.500%, 2/14/2022	404,361

	Total	404,361

Chile (0.5%)
	AES Gener SA
250,000	8.375%, 12/18/2073[c]	271,250
620,000	5.250%, 8/15/2021	655,941
120,000	5.250%, 8/15/2021[c]	126,956
	Banco del Estado de Chile
500,000	4.125%, 10/7/2020	523,706
260,000	4.125%, 10/7/2020[c]	272,327
	Corpbanca SA
752,000	3.875%, 9/22/2019[c]	753,880
	E-CL SA
320,000	5.625%, 1/15/2021[c]	345,460
200,000	4.500%, 1/29/2025[c]	200,377
	Empresa Electrica Angamos SA
1,630,000	4.875%, 5/25/2029[c]	1,601,476
	Empresa Nacional de Telecomunicaciones SA
200,000	4.875%, 10/30/2024	203,225
670,000	4.875%, 10/30/2024[c]	680,805
	GNL Quintero SA
200,000	4.634%, 7/31/2029	202,419
1,340,000	4.634%, 7/31/2029[c]	1,356,207
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	129,890
210,000	3.625%, 4/3/2023	200,349
448,000	4.375%, 1/28/2025*	442,557

	Total	7,966,825

China (0.2%)
	Biostime International Holdings, Ltd.
2,000,000	Zero Coupon, 2/20/2019[k]	222,447
	CITIC, Ltd.
200,000	6.875%, 1/21/2018	220,868
400,000	6.625%, 4/15/2021	453,544
2,350,000	6.800%, 1/17/2023	2,706,143

	Total	3,603,002

Colombia (0.3%)
	Banco de Bogota SA
650,000	5.000%, 1/15/2017	676,000
	Bancolombia SA
200,000	5.950%, 6/3/2021	214,500
	Colombia Government International Bond
400,000	7.375%, 1/27/2017	443,000
277,000	7.375%, 3/18/2019	325,475
291,000	4.375%, 7/12/2021	307,733
60,000	8.125%, 5/21/2024	79,650
130,000	7.375%, 9/18/2037	175,175
700,000	6.125%, 1/18/2041	838,250
1,180,000	5.625%, 2/26/2044	1,327,500
	Ecopetrol SA
110,000	7.375%, 9/18/2043	118,800
	Empresas Publicas de Medellin ESP
277,000	7.625%, 7/29/2019	325,475
	Pacific Rubiales Energy Corporation
150,000	5.625%, 1/19/2025[c]	115,125

	Total	4,946,683

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	201,500
410,000	5.250%, 8/12/2018[c]	413,075
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[c]	405,900
890,000	6.250%, 11/1/2023[c]	884,927
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	38,025
1,220,000	4.250%, 1/26/2023	1,116,300
340,000	5.625%, 4/30/2043	279,650
410,000	7.000%, 4/4/2044	401,800

	Total	3,741,177

Croatia (0.7%)
	Croatia Government International Bond
720,000	6.750%, 11/5/2019	788,400
2,010,000	6.375%, 3/24/2021	2,195,925
2,160,000	3.875%, 5/30/2022[f]	2,679,711
836,000	5.500%, 4/4/2023	866,096
2,741,000	6.000%, 1/26/2024	2,953,427

	Total	9,483,559

Dominican Republic (0.6%)
	Aeropuertos Dominicanos Siglo XXI SA
200,000	9.750%, 11/13/2019	193,000
	Dominican Republic Government International Bond
8,100,000	15.000%, 4/5/2019[l]	208,824
3,600,000	16.000%, 7/10/2020[l]	97,972
100,000	7.500%, 5/6/2021[c]	109,643
2,408,000	7.500%, 5/6/2021	2,640,203
2,600,000	14.500%, 2/10/2023[l]	64,266
670,000	6.600%, 1/28/2024	713,550
610,000	5.875%, 4/18/2024	622,200
310,000	8.625%, 4/20/2027	363,475
16,900,000	18.500%, 2/4/2028[c,l]	491,652
800,000	18.500%, 2/4/2028[l]	23,273
1,580,000	7.450%, 4/30/2044[c]	1,727,588

	Total	7,255,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
Ecuador (0.1%)
	Ecuador Government International Bond
$255,000	7.950%, 6/20/2024	$218,025
	EP PetroEcuador
1,000,000	5.885%, 9/24/2019[g]	865,000

	Total	1,083,025

Egypt (0.1%)
	Egypt Government International Bond
800,000	5.750%, 4/29/2020	836,000
100,000	6.875%, 4/30/2040	102,750

	Total	938,750

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	111,000
150,000	8.250%, 4/10/2032	171,000
220,000	7.650%, 6/15/2035	233,200

	Total	515,200

Ethiopia (<0.1%)
	Ethiopia Government International Bond
210,000	6.625%, 12/11/2024[c]	204,750

	Total	204,750

Gabon (<0.1%)
	Gabonese Republic Government International Bond
140,000	8.200%, 12/12/2017	151,228
575,200	6.375%, 12/12/2024[c]	546,440
200,000	6.375%, 12/12/2024	190,000

	Total	887,668

Ghana (0.1%)
	Ghana Government International Bond
620,000	8.500%, 10/4/2017	618,673
400,000	8.125%, 1/18/2026	370,000
770,000	8.125%, 1/18/2026*	712,250

	Total	1,700,923

Guatemala (0.1%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[c]	324,000
	Guatemala Government International Bond
230,000	5.750%, 6/6/2022	248,918
480,000	4.875%, 2/13/2028	481,267
380,000	4.875%, 2/13/2028[c]	381,003

	Total	1,435,188

Honduras (0.1%)
	Honduras Government International Bond
220,000	8.750%, 12/16/2020	243,100
1,370,000	8.750%, 12/16/2020*	1,513,850
470,000	7.500%, 3/15/2024*	489,975

	Total	2,246,925

Hong Kong (0.1%)
	China Unicom Hong Kong, Ltd.
2,770,000	4.000%, 4/16/2017[m]	444,658
	Metropolitan Light International, Ltd.
400,000	5.250%, 1/17/2018	399,441

	Total	844,099

Hungary (<0.1%)
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[c]	232,050

	Total	232,050

India (<0.1%)
	Greenko Dutch BV
200,000	8.000%, 8/1/2019	175,494
480,000	8.000%, 8/1/2019[c]	421,186

	Total	596,680

Indonesia (0.5%)
	Bumi Investment Private, Ltd.
190,000	10.750%, 10/6/2017[e]	42,275
	Indonesia Government International Bond
200,000	3.375%, 4/15/2023	189,000
320,000	3.375%, 4/15/2023[c]	302,400
945,000	8.500%, 10/12/2035	1,313,550
1,300,000	7.750%, 1/17/2038	1,701,375
550,000	5.250%, 1/17/2042	554,813
200,000	4.625%, 4/15/2043	185,250
520,000	6.750%, 1/15/2044	643,500
	Perusahaan Penerbit SBSN
200,000	4.000%, 11/21/2018[c]	206,250
	Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
380,000	4.350%, 9/10/2024[c]	380,950
	PT Pertamina Persero
390,000	5.625%, 5/20/2043[c]	366,600

	Total	5,885,963

Iraq (0.1%)
	Iraq Government International Bond
1,200,000	5.800%, 1/15/2028	1,002,000

	Total	1,002,000

Ireland (<0.1%)
	Sibur Securities, Ltd.
520,000	3.914%, 1/31/2018[c]	421,200

	Total	421,200

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
110,000	2.803%, 12/30/2016[c]	110,146
110,000	3.839%, 12/30/2018[c]	112,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
Israel (<0.1%) - continued
	Israel Electric Corporation, Ltd.
$230,000	5.625%, 6/21/2018[c]	$243,110

	Total	465,386

Italy (<0.1%)
	Wind Acquisition Finance SA
280,000	4.000%, 7/15/2020*,f	332,360
360,000	7.000%, 4/23/2021[f]	425,940

	Total	758,300

Jamaica (<0.1%)
	Jamaica Government International Bond
360,000	7.625%, 7/9/2025	376,200

	Total	376,200

Kazakhstan (0.2%)
	Kazakhstan Government International Bond
410,000	4.875%, 10/14/2044[c]	375,150
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
220,000	6.250%, 5/20/2015	218,383
	KazMunayGas National Company JSC
430,000	11.750%, 1/23/2015	431,204
330,000	9.125%, 7/2/2018	361,037
830,000	6.375%, 4/9/2021[c]	839,338
340,000	4.875%, 5/7/2025[c]	303,643
514,000	5.750%, 4/30/2043	431,760
1,070,000	6.000%, 11/7/2044[c]	906,289

	Total	3,866,804

Kenya (<0.1%)
	Kenya Government International Bond
200,000	6.875%, 6/24/2024	209,500
470,000	6.875%, 6/24/2024[c]	492,325

	Total	701,825

Lithuania (0.3%)
	Lithuania Government International Bond
820,000	7.375%, 2/11/2020	989,027
1,400,000	6.125%, 3/9/2021	1,628,382
1,370,000	6.625%, 2/1/2022	1,654,275

	Total	4,271,684

Luxembourg (0.2%)
	Gazprom Neft OAO Via GPN Capital SA
1,590,000	6.000%, 11/27/2023[c]	1,264,050
	Millicom International Cellular SA
280,000	4.750%, 5/22/2020[c]	263,900
	Telefonica Celular del Paraguay SA	208,000
200,000	6.750%, 12/13/2022
	Wind Acquisition Finance SA
210,000	4.750%, 7/15/2020[c]	196,350
1,140,000	7.375%, 4/23/2021[c]	1,075,932

	Total	3,008,232

Malaysia (<0.1%)
	Wakala Global Sukuk Berhad
420,000	4.646%, 7/6/2021	462,445

	Total	462,445

Mexico (0.6%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[n]	175,610
	Cemex SAB de CV
180,000	4.750%, 1/11/2022[c,f]	213,181
	Gruma SAB de CV
340,000	4.875%, 12/1/2024[c]	351,900
	Grupo Cementos de Chihuahua SAB de CV
200,000	8.125%, 2/8/2020[c]	211,000
	Metalsa SA de CV
350,000	4.900%, 4/24/2023[c]	313,250
	Mexican Cetes
128,860,499	Zero Coupon, 1/15/2015[n]	872,386
77,126,000	Zero Coupon, 2/12/2015[n]	521,077
7,437,100	Zero Coupon, 3/5/2015[n]	50,167
117,787,500	Zero Coupon, 3/12/2015[n]	793,845
54,778,000	Zero Coupon, 3/19/2015[n]	368,917
37,413,000	Zero Coupon, 4/1/2015[n]	251,699
	Mexican Udibonos
4,560,574	5.000%, 6/16/2016[n]	328,347
	Mexico Government International Bond
20,000	6.625%, 3/3/2015	20,186
818,000	6.050%, 1/11/2040	1,000,414
310,000	4.750%, 3/8/2044	323,175
165,000	5.550%, 1/21/2045	191,813
180,000	5.750%, 10/12/2110	193,500
	Petroleos Mexicanos
10,000	6.500%, 6/2/2041	11,475
780,000	6.375%, 1/23/2045	883,350
	SixSigma Networks Mexico SA de CV
420,000	8.250%, 11/7/2021[c]	426,090
	Trust F/1401
200,000	6.950%, 1/30/2044	221,000
210,000	6.950%, 1/30/2044*	232,050

	Total	7,954,432

Mozambique (<0.1%)
	Mozambique EMATUM Finance 2020 BV
480,000	6.305%, 9/11/2020	468,096

	Total	468,096

Netherlands (<0.1%)
	Kazakhstan Temir Zholy Finance BV
390,000	6.950%, 7/10/2042*	377,130
	Listrindo Capital BV
340,000	6.950%, 2/21/2019	358,700

	Total	735,830

Nigeria (<0.1%)
	Nigeria Governmeant International Bond
200,000	6.750%, 1/28/2021	206,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
Nigeria (<0.1%) - continued
$200,000	6.375%, 7/12/2023	$196,500

	Total	402,500

Pakistan (0.1%)
	Pakistan Government International Bond
370,000	6.875%, 6/1/2017	374,625
750,000	7.250%, 4/15/2019[c]	760,875
210,000	6.750%, 12/3/2019*	207,900
260,000	8.250%, 4/15/2024[c]	267,150
100,000	7.875%, 3/31/2036	90,100

	Total	1,700,650

Panama (0.2%)
	Panama Government International Bond
300,000	4.000%, 9/22/2024	308,250
286,000	8.875%, 9/30/2027	414,700
1,279,000	9.375%, 4/1/2029	1,940,883
950,000	6.700%, 1/26/2036	1,227,875
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	116,365

	Total	4,008,073

Paraguay (0.2%)
	Banco Continental SAECA
451,000	8.875%, 10/15/2017	473,550
170,000	8.875%, 10/15/2017*	178,500
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	208,838
590,000	8.125%, 1/24/2019[c]	628,645
	Paraguay Government International Bond
580,000	4.625%, 1/25/2023[c]	588,700
850,000	4.625%, 1/25/2023	862,750
220,000	6.100%, 8/11/2044*	234,300

	Total	3,175,283

Peru (0.3%)
	Abengoa Transmision Sur SA
200,000	6.875%, 4/30/2043	221,500
590,000	6.875%, 4/30/2043*	653,425
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022	207,500
200,000	4.750%, 2/8/2022[c]	207,500
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021[c]	74,900
640,000	6.750%, 11/23/2021	684,800
100,000	4.625%, 4/12/2023[c]	97,000
	Peru Government International Bond
640,000	5.625%, 11/18/2050	753,600
110,000	7.350%, 7/21/2025	146,025
182,000	8.750%, 11/21/2033	283,465
670,000	6.550%, 3/14/2037	869,325

	Total	4,199,040

Philippines (0.3%)
	Alliance Global Group, Inc.
160,000	6.500%, 8/18/2017	171,200
	Energy Development Corporation
730,000	6.500%, 1/20/2021	792,050
	Philippines Government International Bond
1,292,000	4.200%, 1/21/2024	1,401,820
300,000	10.625%, 3/16/2025	483,000
350,000	7.750%, 1/14/2031	504,000
220,000	6.375%, 10/23/2034	294,800
	San Miguel Corporation
200,000	4.875%, 4/26/2023	185,750

	Total	3,832,620

Romania (0.1%)
	Romania Government International Bond
220,000	4.875%, 11/7/2019[f]	307,874
930,000	3.625%, 4/24/2024[f]	1,232,595

	Total	1,540,469

Russia (0.6%)
	AHML Finance, Ltd.
10,700,000	7.750%, 2/13/2018*,o	118,889
	EDC Finance, Ltd.
300,000	4.875%, 4/17/2020[c]	193,500
	Gazprom Neft OAO Via GPN Capital SA
1,134,000	4.375%, 9/19/2022	827,819
200,000	6.000%, 11/27/2023	159,000
	Lukoil International Finance BV
220,000	3.416%, 4/24/2018	187,000
310,000	6.125%, 11/9/2020	273,734
	Mobile Telesystems OJSC
620,000	5.000%, 5/30/2023	489,800
	Phosagro OAO via Phosagro Bond Funding, Ltd.
230,000	4.204%, 2/13/2018	197,800
310,000	4.204%, 2/13/2018*	266,600
	Russia Government International Bond
100,000	5.000%, 4/29/2020	92,975
1,600,000	4.500%, 4/4/2022	1,414,800
9,370,000	7.000%, 8/16/2023[o]	103,340
11,100,000	7.050%, 1/19/2028[o]	114,654
2,272,850	7.500%, 3/31/2030	2,356,945
800,000	5.875%, 9/16/2043	689,696
	Russian Foreign Bond
800,000	4.875%, 9/16/2023	712,800

	Total	8,199,352

Serbia (<0.1%)
	Serbia Government International Bond
580,000	7.250%, 9/28/2021	649,646

	Total	649,646

Singapore (<0.1%)
	Olam International, Ltd.
560,000	6.750%, 1/29/2018	578,592
130,000	7.500%, 8/12/2020	143,841

	Total	722,433

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
South Africa (0.1%)
	South Africa Government International Bond
$1,400,000	5.875%, 5/30/2022	$1,569,750
110,000	4.665%, 1/17/2024	113,850
710,000	5.375%, 7/24/2044	749,938

	Total	2,433,538

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
560,000	6.000%, 1/14/2019[c]	582,400
200,000	5.125%, 4/11/2019	201,500
540,000	6.250%, 10/4/2020	562,275
250,000	6.250%, 7/27/2021	261,875
220,000	5.875%, 7/25/2022	223,575

	Total	1,831,625

Supranational (0.1%)
	Corporacion Andina de Fomento
600,000	5.750%, 1/12/2017	649,547
643,000	4.375%, 6/15/2022	691,133

	Total	1,340,680

Turkey (0.3%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	213,260
	Turkey Government International Bond
330,000	7.000%, 3/11/2019	376,200
1,290,000	7.000%, 6/5/2020	1,499,944
370,000	5.625%, 3/30/2021	406,538
1,010,000	5.750%, 3/22/2024	1,128,675
50,000	8.000%, 2/14/2034	68,450
630,000	6.875%, 3/17/2036	778,838
190,000	6.750%, 5/30/2040	234,650
550,000	6.000%, 1/14/2041	624,250
370,000	6.625%, 2/17/2045	454,083

	Total	5,784,888

Ukraine (0.2%)
	Financing of Infrastructure Projects State Enterprise
430,000	9.000%, 12/7/2017	258,000
	MHP SA
200,000	8.250%, 4/2/2020	136,000
	Ukraine Government International Bond
1,800,000	6.250%, 6/17/2016	1,167,300
430,000	6.580%, 11/21/2016	266,600
580,000	9.250%, 7/24/2017	353,800
460,000	8.375%, 11/3/2017	276,000
670,000	6.750%, 11/14/2017	414,596
200,000	7.400%, 4/20/2018	120,000
220,000	7.950%, 2/23/2021	134,200
410,000	7.800%, 11/28/2022	250,100

	Total	3,376,596

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
434,264	5.888%, 6/15/2019	472,805
200,000	5.500%, 12/15/2021	225,100
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	230,500
660,000	6.000%, 8/31/2036[c]	760,650

	Total	1,689,055

United States (0.9%)
	Comcel Trust
200,000	6.875%, 2/6/2024	209,500
	Commonwealth of Puerto Rico G.O.
100,000	5.750%, 7/1/2028	75,607
2,325,000	8.000%, 7/1/2035	2,025,819
	HSBC Bank USA NA
688,000	10.000%, 1/5/2017[p]	246,533
680,000	6.000%, 8/15/2040[q]	642,765
	Puerto Rico Sales Tax Financing Corporation Rev.
175,000	5.500%, 8/1/2028	138,674
75,000	Zero Coupon, 8/1/2032	57,041
20,000	5.375%, 8/1/2038	14,082
50,000	5.375%, 8/1/2039	35,003
765,000	5.250%, 8/1/2041	532,807
1,240,000	5.500%, 8/1/2042	881,293
585,000	6.000%, 8/1/2042	441,072
5,000	5.000%, 8/1/2043	3,332
	U.S. Treasury Bonds
600,000	3.000%, 11/15/2044	630,563
	U.S. Treasury Notes
1,600,000	1.750%, 9/30/2019	1,609,374
4,200,000	1.500%, 11/30/2019	4,173,421
2,700,000	2.000%, 10/31/2021	2,706,961
2,600,000	2.125%, 12/31/2021	2,625,189

	Total	17,049,036

Uruguay (0.2%)
	Uruguay Government International Bond
1,418,852	5.100%, 6/18/2050	1,440,135
1,292,247	4.500%, 8/14/2024	1,356,859

	Total	2,796,994

Venezuela (0.4%)
	Petroleos de Venezuela SA
1,670,000	9.000%, 11/17/2021	730,625
580,000	6.000%, 5/16/2024	217,500
4,056,000	6.000%, 11/15/2026	1,480,440
	Venezuela Government International Bond
270,000	9.000%, 5/7/2023	118,395
939,000	8.250%, 10/13/2024	408,465
3,870,000	7.650%, 4/21/2025	1,640,880
610,000	9.250%, 9/15/2027	281,515
905,000	9.250%, 5/7/2028	397,295
580,000	9.375%, 1/13/2034	251,720
90,000	7.000%, 3/31/2038	36,810

	Total	5,563,645

Viet Nam (0.2%)
	Vietnam Government International Bond
2,150,000	6.750%, 1/29/2020[c]	2,413,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (10.6%)	Value
Viet Nam (0.2%) - continued
$1,492,000	4.800%, 11/19/2024*	$1,533,030

	Total	3,946,513

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	110,000

	Total	110,000

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
108,000	6.750%, 2/9/2022	114,210
210,000	6.750%, 2/9/2022[c]	222,075

	Total	336,285

Zambia (0.1%)
	Zambia Government International Bond
970,000	5.375%, 9/20/2022	894,825

	Total	894,825

	Total Long-Term Fixed Income (cost $178,648,738)	171,572,257

Shares	Preferred Stock (0.4%)
Brazil (<0.1%)
78,532	Vale SA ADR[b]	570,142

	Total	570,142

Germany (<0.1%)
7,106	Sixt SE	219,877

	Total	219,877

Italy (0.1%)
164,517	Unipol Gruppo Finanziario SPA	805,946

	Total	805,946

South Korea (0.3%)

5,150	Samsung Electronics Company, Ltd.	4,843,938

	Total	4,843,938

	Total Preferred Stock (cost $4,894,485)	6,439,903

Shares	Collateral Held for Securities Loaned (1.6%)
26,312,891	Thrivent Cash Management Trust	26,312,891

	Total Collateral Held for Securities Loaned (cost $26,312,891)	26,312,891

Shares or Principal Amount	Short-Term Investments (1.5%)[r]
	Federal Home Loan Bank Discount Notes
100,000	0.106%, 3/6/2015[s]	99,981
100,000	0.110%, 4/1/2015[s]	99,973
24,293,781	Thrivent Cash Management Trust 0.060%	24,293,781

	Total Short-Term Investments (at amortized cost)	24,493,735

	Total Investments (cost $1,605,979,287) 100.9%	$1,622,247,316

	Other Assets and Liabilities, Net (0.9%)	(14,956,530)

	Total Net Assets 100.0%	$1,607,290,786

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $32,078,535 or 2.0% of total net assets.
d	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
e	Defaulted security. Interest is not being accrued.
f	Principal amount is displayed in Euros.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Hong Kong Dollar.
l	Principal amount is displayed in Dominican Republic Pesos.
m	Principal amount is displayed in Chinese Yuan.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in Russian Rubles.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
q	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
r	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
s	At December 31, 2014, $199,954 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$589,970
AHML Finance, Ltd., 2/13/2018	1/31/2013	356,524
Banco Continental SAECA, 10/15/2017	10/10/2012	170,000
Belize Government International Bond, 8/20/2017	3/20/2013	111,085
Brazil Loan Trust 1, 7/24/2023	7/25/2013	1,187,122
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	1,483,732
Ghana Government International Bond, 1/18/2026	9/11/2014	763,540
Honduras Government International Bond, 3/15/2024	3/12/2013	470,000
Honduras Government International Bond, 12/16/2020	12/11/2013	1,370,000
Independencia International, Ltd., 12/30/2016	3/29/2010	100,623
Kazakhstan Temir Zholy Finance BV, 7/10/2042	8/1/2012	449,968
Pakistan Government International Bond, 12/3/2019	11/26/2014	210,000
Paraguay Government International Bond, 8/11/2044	8/5/2014	220,941
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	310,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	445,357
Trust F/1401, 1/30/2044	1/23/2014	203,883
Vietnam Government International Bond, 11/19/2024	11/7/2014	1,502,917
Wind Acquisition Finance SA, 7/15/2020	6/24/2014	380,926

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$155,494,443
Gross unrealized depreciation	(144,439,400)

Net unrealized appreciation (depreciation)	$11,055,043
Cost for federal income tax purposes	$1,611,192,273

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	616,267	—	616,267	—
Consumer Discretionary	207,732,925	1,289,445	206,443,480	—
Consumer Staples	107,481,368	2,508,855	104,972,513	—
Energy	60,183,237	3,117,100	57,066,137	—
Financials	348,226,092	19,348,485	328,876,859	748
Health Care	115,075,476	4,162,171	110,913,305	—
Industrials	245,815,377	2,669,032	243,146,345	—
Information Technology	103,190,697	3,185,637	100,005,060	—
Materials	133,001,752	9,472,040	123,529,712	—
Telecommunications Services	38,254,769	—	38,254,768	1
Utilities	33,850,570	—	33,850,570	—
Long-Term Fixed Income
Basic Materials	5,049,751	—	5,049,751	—
Capital Goods	823,622	—	823,622	—
Communications Services	4,706,080	—	4,706,080	—
Consumer Cyclical	665,225	—	665,225	—
Consumer Non-Cyclica^	2,796,965	—	2,796,965	0
Energy	14,732,458	—	14,732,458	—
Financials	12,548,305	—	12,548,305	—
Foreign Government	104,846,873	—	103,960,886	885,987
Technology	426,090	—	426,090	—
Transportation	1,926,337	—	1,926,337	—
U.S. Government and Agencies	11,745,508	—	11,745,508	—
U.S. Municipal	4,204,730	—	4,204,730	—
Utilities	7,100,313	—	7,100,313	—
Preferred Stock
Financials	805,946	—	805,946	—
Industrials	219,877	—	219,877	—
Information Technology	4,843,938	—	4,843,938	—
Materials	570,142	570,142	—	—
Collateral Held for Securities Loaned	26,312,891	26,312,891	—	—
Short-Term Investments	24,493,735	24,293,781	199,954	—

Total	$1,622,247,316	$96,929,579	$1,524,431,001	$886,736

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	89,459	89,459	—	—
Foreign Currency Forward Contracts	1,392,814	—	1,392,814	—

Total Asset Derivatives	$1,482,273	$89,459	$1,392,814	$—

Liability Derivatives
Futures Contracts	169,758	169,758	—	—
Foreign Currency Forward Contracts	765,483	—	765,483	—

Total Liability Derivatives	$935,241	$169,758	$765,483	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	95	March 2015	$20,789,896	$20,766,406	($23,490)
5-Yr. U.S. Treasury Bond Futures	154	March 2015	18,315,995	18,315,172	(823)
10-Yr. U.S. Treasury Bond Futures	(200)	March 2015	(25,350,432)	(25,359,376)	(8,944)
30-Yr. U.S. Treasury Bond Futures	5	March 2015	714,946	722,813	7,867
90 Day Euro$ Futures	31	September 2015	7,695,880	7,699,625	3,745
ASX SPI 200 Index Futures	3	March 2015	317,488	329,601	12,113
CME 3 Month Eurodollar Futures	62	June 2015	15,429,032	15,432,575	3,543
CME 3 Month Eurodollar Futures	(71)	September 2016	(17,425,095)	(17,454,463)	(29,368)
Eurex 10 Year Euro BUND Futures	(33)	March 2015	(6,119,382)	(6,221,367)	(101,985)
Eurex 5 Year Euro BOBL Futures	8	March 2015	1,252,615	1,261,165	8,550
Eurex EURO STOXX 50 Futures	43	March 2015	1,616,322	1,627,570	11,248
FTSE 100 Index Futures	8	March 2015	786,851	813,279	26,428
Mini MSCI EAFE Index Futures	20	March 2015	1,763,048	1,757,900	(5,148)
SGX MSCI Singapore Index Futures	1	January 2015	54,920	57,616	2,696
Tokyo Price Index Futures	10	March 2015	1,174,321	1,175,071	750
Ultra Long Term U.S. Treasury Bond Futures	7	March 2015	1,143,793	1,156,312	12,519
Total Futures Contracts					($80,299)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	SB	786,071	1/9/2015	$284,000	$295,017	$11,017
Brazilian Real	UBS	1,576,749	1/16/2015 - 1/26/2015	584,000	589,885	5,885
Brazilian Real	RBC	7,799,713	1/9/2015 - 1/16/2015	2,895,000	2,922,965	27,965
Brazilian Real	MSC	2,339,372	1/9/2015 - 1/15/2015	860,000	877,054	17,054
Chilean Peso	SB	293,066,500	1/9/2015	491,467	482,534	(8,933)
Chinese Yuan	HSBC	10,596,139	3/18/2015	1,686,000	1,707,953	21,953
Chinese Yuan	HSBC	23,098,770	3/18/2015	3,684,130	3,690,891	6,761
Chinese Yuan	BB	3,680,860	3/18/2015	585,714	588,155	2,441
Colombian Peso	CSFB	206,325,000	1/9/2015	90,000	86,822	(3,178)
Colombian Peso	BOA	1,389,535,905	1/9/2015	597,000	584,721	(12,279)
Euro	BNP	481,000	3/18/2015	593,790	582,358	(11,432)
Euro	DB	148,972	3/18/2015	182,103	180,364	(1,739)
Euro	CITI	1,202,500	3/18/2015	1,490,201	1,455,895	(34,306)
Euro	BB	457,000	3/18/2015	561,722	552,994	(8,728)
Euro	JPM	241,000	3/18/2015	297,151	291,784	(5,367)
Euro	BOA	1,282,000	3/18/2015	1,595,072	1,552,147	(42,925)
Euro	DB	123,527	3/18/2015	151,833	149,474	(2,359)
Hungarian Forint	BNP	153,130,627	3/18/2015	621,194	584,793	(36,401)
Hungarian Forint	BB	142,045,940	3/18/2015	576,789	542,461	(34,328)
Hungarian Forint	DB	141,745,263	3/18/2015	571,530	541,313	(30,217)
Indian Rupee	RBS	83,430,711	1/15/2015 - 1/27/2015	1,341,805	1,316,055	(25,750)
Indian Rupee	HSBC	44,602,252	1/12/2015	716,157	704,808	(11,349)
Indian Rupee	MSC	37,342,708	1/27/2015	598,000	588,218	(9,782)
Indonesian Rupiah	JPM	3,778,905,601	1/20/2015	288,000	304,141	16,141
Indonesian Rupiah	BOA	2,989,565,760	1/20/2015	227,200	240,612	13,412
Japanese Yen	BNP	33,317,318	3/18/2015	284,000	278,400	(5,600)
Japanese Yen	BB	32,993,053	3/18/2015	281,000	275,691	(5,309)
Japanese Yen	CITI	34,509,166	3/18/2015	291,000	288,359	(2,641)
Japanese Yen	JPM	34,048,786	3/18/2015	286,000	284,261	(1,739)
Malaysian Ringgit	BNP	996,494	1/20/2015	284,000	284,623	623
Malaysian Ringgit	BB	1,992,097	1/20/2015	569,000	568,992	(8)
Malaysian Ringgit	HSBC	996,369	1/20/2015	284,000	284,588	588
Mexican Peso	UBS	13,885,640	1/20/2015	949,089	940,152	(8,937)
Mexican Peso	DB	22,153,482	3/18/2015	1,495,500	1,494,761	(739)
Mexican Peso	RBC	15,809,762	3/18/2015	1,122,239	1,066,731	(55,508)
Mexican Peso	BNP	13,885,640	1/20/2015	936,795	940,152	3,357
Polish Zloty	DB	4,021,883	3/18/2015	1,200,359	1,133,231	(67,128)
Russian Ruble	CSFB	13,768,950	1/26/2015	299,000	223,605	(75,395)
Russian Ruble	MSC	54,669,210	1/20/2015	853,500	890,605	37,105
Russian Ruble	DB	5,043,188	1/26/2015	92,748	81,900	(10,848)
South African Rand	CITI	3,456,323	3/18/2015	294,000	295,299	1,299
South African Rand	MSC	3,459,059	3/18/2015	291,000	295,533	4,533
South African Rand	SB	2,971,180	3/18/2015	266,051	253,850	(12,201)
South African Rand	DB	4,193,787	3/18/2015	374,539	358,306	(16,233)
South African Rand	UBS	3,363,952	3/18/2015	284,000	287,407	3,407
Turkish Lira	ML	1,890,649	3/18/2015	828,269	797,378	(30,891)
Turkish Lira	CITI	1,480,321	3/18/2015	651,091	624,323	(26,768)
Turkish Lira	SB	1,374,860	3/18/2015	605,106	579,845	(25,261)
Turkish Lira	MSC	1,406,939	3/18/2015	617,404	593,375	(24,029)
Turkish Lira	RBC	1,343,826	3/18/2015	587,593	566,757	(20,836)
Total Purchases				$35,597,141	$35,101,538	($495,603)
Sales
Brazilian Real	MSC	2,315,761	1/9/2015 - 1/16/2015	$869,500	$868,131	$1,369
Brazilian Real	HSBC	2,286,000	1/13/2015	883,666	857,046	26,620
Brazilian Real	CITI	6,650,909	1/15/2015 - 1/23/2015	2,595,585	2,487,469	108,116
Brazilian Real	MSC	766,594	1/16/2015	286,000	288,389	(2,389)
Brazilian Real	JPM	1,309,090	1/15/2015	501,356	490,533	10,823
Brazilian Real	RBC	2,691,706	1/9/2015 - 1/12/2015	1,037,457	1,009,983	27,474
Brazilian Real	UBS	4,875,395	1/9/2015 - 1/23/2015	1,875,161	1,826,966	48,195
Chilean Peso	CSFB	111,248,781	1/9/2015	182,390	183,171	(781)
Chilean Peso	SB	55,071,990	1/9/2015	90,000	90,676	(676)
Chinese Yuan	BB	7,430,174	3/18/2015	1,196,000	1,187,248	8,752
Chinese Yuan	DB	10,535,197	3/18/2015	1,697,689	1,683,391	14,298
Chinese Yuan	SSB	6,642,845	3/18/2015	1,069,581	1,061,443	8,138
Chinese Yuan	SB	7,161,247	3/18/2015	1,151,733	1,144,277	7,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales - continued
Chinese Yuan	HSBC	25,149,729	3/18/2015	$4,043,191	$4,018,609	24,582
Chinese Yuan Offshor	UBS	6,828,245	3/18/2015	1,099,220	1,090,613	8,607
Colombian Peso	CSFB	1,013,205,900	1/9/2015	437,935	426,360	11,575
Colombian Peso	DB	251,579,000	1/9/2015	103,428	105,865	(2,437)
Colombian Peso	BOA	881,379,044	1/9/2015	397,670	370,887	26,783
Euro	JPM	8,566,076	1/28/2015 - 3/18/2015	10,602,490	10,367,905	234,585
Euro	WBC	456,000	3/18/2015	562,636	551,784	10,852
Euro	BOA	241,000	3/18/2015	298,619	291,784	6,835
Euro	WBC	3,066,000	3/18/2015	3,779,581	3,712,078	67,503
Euro	SB	239,000	3/18/2015	296,304	289,363	6,941
Euro	DB	481,000	3/18/2015	601,359	582,358	19,001
Hong Kong Dollar	RBS	1,855,000	1/8/2015	239,259	239,217	42
Hungarian Forint	BOA	141,936,916	3/18/2015	559,555	542,045	17,510
Hungarian Forint	DB	38,844,332	3/18/2015	151,833	148,494	3,339
Hungarian Forint	DB	46,854,104	3/18/2015	182,103	178,932	3,171
Indonesian Rupiah	CITI	3,665,145,000	1/16/2015	291,000	295,176	(4,176)
Indonesian Rupiah	BB	2,899,372,500	1/20/2015	225,000	233,353	(8,353)
Indonesian Rupiah	BOA	3,677,472,000	1/20/2015	288,000	295,978	(7,978)
Indonesian Rupiah	DB	3,705,955,200	1/20/2015	288,000	298,270	(10,270)
Japanese Yen	JPM	34,827,828	3/18/2015	294,000	291,022	2,978
Japanese Yen	CITI	66,330,719	3/18/2015	569,000	554,261	14,739
Japanese Yen	BNP	34,334,653	3/18/2015	291,000	286,901	4,099
Malaysian Ringgit	DB	3,089,574	1/9/2015	897,000	883,097	13,903
Malaysian Ringgit	HSBC	1,036,840	1/9/2015	297,605	296,361	1,244
Malaysian Ringgit	BB	629,249	1/9/2015	180,279	179,859	420
Malaysian Ringgit	RBC	1,002,717	1/9/2015	287,963	286,608	1,355
Mexican Peso	BOA	12,737,332	1/20/2015	881,720	862,403	19,317
Mexican Peso	DB	27,631,969	1/20/2015	1,888,711	1,870,872	17,839
Mexican Peso	RBS	37,956,569	1/20/2015	2,686,829	2,569,917	116,912
Mexican Peso	JPM	4,125,502	3/18/2015	281,000	278,360	2,640
Mexican Peso	SSB	16,197,823	2/12/2015 - 3/18/2015	1,155,004	1,094,012	60,992
Philippines Peso	BB	15,635,276	1/13/2015	347,335	349,334	(1,999)
Philippines Peso	SB	10,695,369	1/12/2015	237,253	238,973	(1,720)
Polish Zloty	BB	1,942,609	3/18/2015	561,722	548,674	13,048
Polish Zloty	UBS	1,988,942	3/18/2015	589,893	560,417	29,476
Russian Ruble	CITI	14,340,767	1/26/2015	269,000	232,891	36,109
Russian Ruble	MSC	20,832,526	1/20/2015	328,900	342,922	(14,022)
Russian Ruble	MSC	42,541,770	1/20/2015 - 1/23/2015	748,429	692,308	56,121
Singapore Dollar	HSBC	1,478,009	3/18/2015	1,124,000	1,115,774	8,226
Singapore Dollar	WBC	790,813	3/18/2015	609,339	596,500	12,839
Singapore Dollar	DB	742,010	3/18/2015	568,906	559,688	9,218
Singapore Dollar	BB	742,150	3/18/2015	571,113	559,794	11,319
South African Rand	DB	3,723,460	3/18/2015	330,033	318,122	11,911
South African Rand	SB	3,381,137	3/18/2015	297,000	288,875	8,125
South African Rand	JPM	3,463,258	3/18/2015	297,000	295,891	1,109
South African Rand	BB	3,416,251	3/18/2015	297,000	291,875	5,125
South African Rand	UBS	3,451,986	3/18/2015	297,000	294,928	2,072
South Korean Won	SB	973,610,850	1/9/2015 - 1/15/2015	879,000	885,560	(6,560)
Turkish Lira	HSBC	676,745	3/18/2015	299,000	285,416	13,584
Turkish Lira	MSC	2,741,577	3/18/2015	1,187,000	1,156,256	30,744
Turkish Lira	JPM	1,372,373	3/18/2015	568,000	578,796	(10,796)
Turkish Lira	RBS	1,396,426	3/18/2015	576,000	588,940	(12,940)
Total Sales				$58,576,335	$57,453,401	$1,122,934
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$627,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$36,224
Total Interest Rate Contracts		36,224
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	53,235
Total Equity Contracts		53,235
Foreien Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,392,814
Total Foreign Exchange Contracts		1,392,814

Total Asset Derivatives		$1,482,273

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	164,610
Total Interest Rate Contracts		164,610
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,148
Total Equity Contracts		5,148
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	765,483
Total Foreign Exchange Contracts		765,483

Total Liability Derivatives		$935,241

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	49,861
Total Equity Contracts		49,861
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,324,964
Total Foreign Exchange Contracts		2,324,964

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(794,461)
Total Interest Rate Contracts		(794,461)

Total		$1,580,364

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(519,933)
Total Interest Rate Contracts		(519,933)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(142,747)
Total Equity Contracts		(142,747)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	608,729
Total Foreign Exchange Contracts		608,729

Total		($53,951)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,936,773	0.2%	N/A	N/A
Interest Rate Contracts	100,386,042	5.9	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$141,638,495	8.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$50,312,730	$577,835,173	$601,835,012	26,312,891	$26,312,891	$765,860
Cash Management Trust-Short Term Investment	29,071,341	388,565,152	393,342,712	24,293,781	24,293,781	14,857
Total Value and Income Earned	79,384,071				50,606,672	780,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (98.4%)	Value
Consumer Discretionary (12.6%)
21,860	Comcast Corporation	$1,268,099
8,800	Delphi Automotive plc	639,936
3,920	Dick’s Sporting Goods, Inc.	194,628
10,480	Home Depot, Inc.	1,100,085
12,450	Jarden Corporation[a]	596,106
4,210	Mohawk Industries, Inc.[a]	654,065
25,120	Service Corporation International	570,224
8,520	Starbucks Corporation	699,066
9,100	Time Warner, Inc.	777,322
10,200	TJX Companies, Inc.	699,516
25,020	Twenty-First Century Fox, Inc.	960,893
7,160	Wyndham Worldwide Corporation	614,042

	Total	8,773,982

Consumer Staples (8.6%)
21,800	Coca-Cola Company	920,396
4,800	Constellation Brands, Inc.[a]	471,216
9,560	CVS Health Corporation	920,723
3,700	Energizer Holdings, Inc.	475,672
9,450	Estee Lauder Companies, Inc.	720,090
8,110	Kroger Company	520,743
10,270	Lorillard, Inc.	646,394
15,600	Mondelez International, Inc.	566,670
14,510	Natural Grocers by Vitamin Cottage, Inc.[a,b]	408,747
8,530	WhiteWave Foods Company[a]	298,465

	Total	5,949,116

Energy (7.0%)
12,160	Chevron Corporation	1,364,109
2,990	Dril-Quip, Inc.[a]	229,423
7,580	EQT Corporation	573,806
6,320	FMC Technologies, Inc.[a]	296,029
4,330	Hess Corporation	319,641
5,020	Marathon Petroleum Corporation	453,105
8,950	Occidental Petroleum Corporation	721,459
10,500	Schlumberger, Ltd.	896,805

	Total	4,854,377

Financials (17.6%)
15,500	American International Group, Inc.	868,155
78,880	Bank of America Corporation	1,411,163
7,300	Boston Properties, Inc.	939,437
12,920	Capital One Financial Corporation	1,066,546
24,200	CBRE Group, Inc.[a]	828,850
25,200	Citigroup, Inc.	1,363,572
14,370	East West Bancorp, Inc.	556,263
9,800	Invesco, Ltd.	387,296
5,560	J.P. Morgan Chase & Company	347,945
3,920	M&T Bank Corporation	492,430
4,690	McGraw-Hill Financial, Inc.	417,316
14,260	MetLife, Inc.	771,324
13,400	NASDAQ OMX Group, Inc.	642,664
50,860	Regions Financial Corporation	537,082
6,170	Reinsurance Group of America, Inc.	540,615
4,400	SL Green Realty Corporation	523,688
6,740	State Street Corporation	529,090

	Total	12,223,436

Health Care (13.0%)
6,110	Air Methods Corporation[a,b]	269,023
11,290	BioMarin Pharmaceutical, Inc.[a]	1,020,616
13,080	Bristol-Myers Squibb Company	772,112
9,100	Catamaran Corporation[a]	470,925
7,590	Endo International plc[a]	547,391
10,090	HCA Holdings, Inc.[a]	740,505
3,500	McKesson Corporation	726,530
4,630	Medivation, Inc.[a]	461,194
6,540	Salix Pharmaceuticals, Ltd.[a]	751,708
3,500	Shire Pharmaceuticals Group plc ADR	743,890
8,163	Valeant Pharmaceuticals International, Inc.[a]	1,168,207
6,100	Vertex Pharmaceuticals, Inc.[a]	724,680
15,300	Zoetis, Inc.	658,359

	Total	9,055,140

Industrials (11.3%)
13,420	Alaska Air Group, Inc.	801,979
13,550	Danaher Corporation	1,161,371
7,020	FedEx Corporation	1,219,093
4,990	Genesee & Wyoming, Inc.[a]	448,701
4,410	IDEX Corporation	343,275
14,100	Ingersoll-Rand plc	893,799
7,990	Manpower, Inc.	544,678
9,090	Pall Corporation	919,999
15,510	US Airways Group, Inc.	831,801
6,350	WABCO Holdings, Inc.[a]	665,353

	Total	7,830,049

Information Technology (19.7%)
15,470	Adobe Systems, Inc.[a]	1,124,669
14,050	Agilent Technologies, Inc.	575,207
14,940	Apple, Inc.	1,649,077
6,380	Cavium, Inc.[a]	394,412
14,320	Facebook, Inc.[a]	1,117,246
2,940	Google, Inc., Class Aa	1,560,140
53,650	Microsoft Corporation	2,492,043
15,940	Monolithic Power Systems, Inc.	792,856
7,900	NXP Semiconductors NV	603,560
31,580	Oracle Corporation	1,420,153
14,130	QUALCOMM, Inc.	1,050,283
21,340	Total System Services, Inc.	724,706
3,800	Yelp, Inc.[a]	207,974

	Total	13,712,326

Materials (3.6%)
8,440	Ashland, Inc.	1,010,774
4,230	Eagle Materials, Inc.	321,607
5,000	LyondellBasell Industries NV	396,950
13,020	Rock-Tenn Company	793,960

	Total	2,523,291

Telecommunications Services (1.8%)
7,710	SBA Communications Corporation[a]	853,960
15,510	T-Mobile US, Inc.[a]	417,839

	Total	1,271,799

Utilities (3.2%)
17,600	American Electric Power Company, Inc.	1,068,672
4,540	Atmos Energy Corporation	253,059

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (98.4%)	Value
Utilities (3.2%) - continued
13,060	Edison International, Inc.	$855,169

	Total	2,176,900

	Total Common Stock (cost $59,636,358)	68,370,416

	Collateral Held for Securities Loaned (0.8%)
532,657	Thrivent Cash Management Trust	532,657

	Total Collateral Held for Securities Loaned (cost $532,657)	532,657

Shares or Principal Amount	Short-Term Investments (1.6%)[c]
1,141,464	Thrivent Cash Management Trust 0.060%	1,141,464

	Total Short-Term Investments (at amortized cost)	1,141,464

	Total Investments (cost $61,310,479) 100.8%	$70,044,537

	Other Assets and Liabilities, Net (0.8%)	(546,145)

	Total Net Assets 100.0%	$69,498,392

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,488,868
Gross unrealized depreciation	(769,253)

Net unrealized appreciation (depreciation)	$8,719,615

Cost for federal income tax purposes	$61,324,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	8,773,982	8,773,982	—	—
Consumer Staples	5,949,116	5,949,116	—	—
Energy	4,854,377	4,854,377	—	—
Financials	12,223,436	12,223,436	—	—
Health Care	9,055,140	9,055,140	—	—
Industrials	7,830,049	7,830,049	—	—
Information Technology	13,712,326	13,712,326	—	—
Materials	2,523,291	2,523,291	—	—
Telecommunications Services	1,271,799	1,271,799	—	—
Utilities	2,176,900	2,176,900	—	—
Collateral Held for Securities Loaned	532,657	532,657	—	—
Short-Term Investments	1,141,464	1,141,464	—	—

Total	$70,044,537	$70,044,537	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$431,587	$8,208,870	$8,107,800	532,657	$532,657	$6,644
Cash Management Trust-Short Term Investment	818,729	10,223,505	9,900,770	1,141,464	1,141,464	481
Total Value and Income Earned	1,250,316				1,674,121	7,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (94.5%)	Value
Consumer Discretionary (20.4%)
124,504	Amazon.com, Inc.[a]	$38,639,816
40,100	AutoZone, Inc.[a]	24,826,311
641,859	Comcast Corporation	37,234,241
240,650	Home Depot, Inc.	25,261,030
233,000	Kohl’s Corporation	14,222,320
292,300	Las Vegas Sands Corporation	17,000,168
211,950	NIKE, Inc.	20,378,993
328,200	Starbucks Corporation	26,928,810

	Total	204,491,689

Consumer Staples (1.2%)
106,650	Anheuser-Busch InBev NV ADR[b]	11,978,928

	Total	11,978,928

Energy (6.8%)
202,350	Cameron International Corporation[a]	10,107,383
234,000	EOG Resources, Inc.	21,544,380
230,369	Schlumberger, Ltd.	19,675,816
1,484,001	Weatherford International, Ltd.[a]	16,991,811

	Total	68,319,390

Financials (8.6%)
313,027	Citigroup, Inc.	16,937,891
302,839	J.P. Morgan Chase & Company	18,951,665
145,350	MasterCard, Inc.	12,523,356
145,700	Visa, Inc.	38,202,540

	Total	86,615,452

Health Care (15.9%)
114,850	Actavis plc[a]	29,563,538
504,851	Cerner Corporation[a]	32,643,666
457,000	Gilead Sciences, Inc.[a]	43,076,820
224,700	Johnson & Johnson	23,496,879
262,400	Vertex Pharmaceuticals, Inc.[a]	31,173,120

	Total	159,954,023

Industrials (10.0%)
573,950	Delta Air Lines, Inc.	28,232,600
267,800	Fluor Corporation	16,236,714
365,100	Ingersoll-Rand plc	23,143,689
272,700	Union Pacific Corporation	32,486,751

	Total	100,099,754

Information Technology (31.6%)
98,647	Alibaba Group Holding, Ltd. ADR[a]	10,253,369
774,407	Apple, Inc.	85,479,045
800,950	EMC Corporation	23,820,253
505,250	Facebook, Inc.[a]	39,419,605
44,239	Google, Inc.[a]	23,287,410
54,639	Google, Inc., Class Aa	28,994,732
63,500	Linkedln Corporation[a]	14,586,585
490,402	NetApp, Inc.	20,327,163
422,850	QUALCOMM, Inc.	31,430,440
384,650	Salesforce.com, Inc.[a]	22,813,591
211,700	VMware, Inc.[a]	17,469,484

	Total	317,881,677

	Total Common Stock (cost $729,738,330)	949,340,913

	Collateral Held for Securities Loaned (0.1%)
1,559,250	Thrivent Cash Management Trust	1,559,250

	Total Collateral Held for Securities Loaned (cost $1,559,250)	1,559,250

Shares or Principal Amount	Short-Term Investments (5.3%)[c]
	Federal Home Loan Bank Discount Notes
1,400,000	0.053%, 1/16/2015[d]	1,399,969
800,000	0.073%, 2/4/2015[d]	799,945
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.080%, 3/6/2015[d]	99,986
	Thrivent Cash Management Trust
50,516,790	0.060%	50,516,790

	Total Short-Term Investments (at amortized cost)	52,816,690

	Total Investments (cost $784,114,270) 99.9%	$1,003,716,853

	Other Assets and Liabilities, Net 0.1%	790,891

	Total Net Assets 100.0%	$1,004,507,744

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2014, $2,299,900 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$234,558,328
Gross unrealized depreciation	(14,969,108)

Net unrealized appreciation (depreciation)	$219,589,220

Cost for federal income tax purposes	$784,127,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	204,491,689	204,491,689	—	—
Consumer Staples	11,978,928	11,978,928	—	—
Energy	68,319,390	68,319,390	—	—
Financials	86,615,452	86,615,452	—	—
Health Care	159,954,023	159,954,023	—	—
Industrials	100,099,754	100,099,754	—	—
Information Technology	317,881,677	317,881,677	—	—
Collateral Held for Securities Loaned	1,559,250	1,559,250	—	—
Short-Term Investments	52,816,690	50,516,790	2,299,900	—

Total	$1,003,716,853	$1,001,416,953	$2,299,900	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,362,475	1,362,475	—	—

Total Asset Derivatives	$1,362,475	$1,362,475	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	722	March 2015	$25,965,558	$27,328,033	$1,362,475
Total Futures Contracts					$1,362,475

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,362,475
Total Equity Contracts		1,362,475

Total Asset Derivatives		$1,362,475

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	270,251
Total Equity Contracts		270,251

Total		$270,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	133,104
Total Equity Contracts		133,104

Total		$133,104

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$29,163,516	2.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$3,392,112	$214,178,450	$216,011,312	1,559,250	$1,559,250	$10,938
Cash Management Trust-Short Term Investment	43,932,944	137,885,405	131,301,559	50,516,790	50,516,790	24,949
Total Value and Income Earned	47,325,056				52,076,040	35,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (27.6%)
9,280	Amazon.com, Inc.[a]	$2,880,048
1,600	AutoZone, Inc.[a]	990,576
12,200	CarMax, Inc.[a]	812,276
750	Chipotle Mexican Grill, Inc.[a]	513,382
10,200	Ctrip.com International, Ltd. ADR[a]	464,100
9,000	Delphi Automotive plc	654,480
5,900	Hanesbrands, Inc.	658,558
8,700	Home Depot, Inc.	913,239
11,900	Las Vegas Sands Corporation	692,104
18,500	Lowe’s Companies, Inc.	1,272,800
38,470	MGM Resorts International[a]	822,489
3,800	Michael Kors Holdings, Ltd.[a]	285,380
1,900	Netflix, Inc.[a]	649,059
4,900	NIKE, Inc.	471,135
2,170	Priceline Group, Inc.[a]	2,474,256
3,700	Ross Stores, Inc.	348,762
3,500	Sherwin-Williams Company	920,640
11,400	Starbucks Corporation	935,370
4,500	Starwood Hotels & Resorts Worldwide, Inc.	364,815
3,300	Tesla Motors, Inc.[a,b]	733,953
11,600	Tractor Supply Company	914,312
7,800	Twenty-First Century Fox, Inc.	299,559
4,600	Under Armour, Inc.[a]	312,340
30,000	Vipshop Holdings, Ltd. ADR[a,b]	586,200
11,100	Walt Disney Company	1,045,509
130,000	Wynn Macau, Ltd.	362,681
7,650	Wynn Resorts, Ltd.	1,138,014

	Total	22,516,037

Consumer Staples (2.6%)

3,100	Costco Wholesale Corporation	439,425
9,500	CVS Health Corporation	914,945
4,200	Estee Lauder Companies, Inc.	320,040
6,400	Walgreen Boots Alliance, Inc.	487,680

	Total	2,162,090

Energy (2.2%)
5,100	Continental Resources, Inc.[a]	195,636
1,800	EOG Resources, Inc.	165,726
6,400	EQT Corporation	484,480
3,600	Pioneer Natural Resources Company	535,860
7,525	Range Resources Corporation	402,211

	Total	1,783,913

Financials (12.1%)
12,500	American Tower Corporation	1,235,625
1,100	BlackRock, Inc.	393,316
16,100	Crown Castle International Corporation	1,267,070
2,600	Intercontinental Exchange, Inc.	570,154
1,000	Invesco, Ltd.	39,520
21,400	MasterCard, Inc.	1,843,824
21,500	Morgan Stanley	834,200
6,600	State Street Corporation	518,100
13,100	TD Ameritrade Holding Corporation	468,718
10,400	Visa, Inc.	2,726,880

	Total	9,897,407

Health Care (18.2%)
3,500	Actavis plc[a]	900,935
6,000	Alexion Pharmaceuticals, Inc.[a]	1,110,180
4,400	Allergan, Inc.	935,396
5,000	Biogen Idec, Inc.[a]	1,697,250
10,200	Celgene Corporation[a]	1,140,972
18,600	Gilead Sciences, Inc.[a]	1,753,236
3,700	Humana, Inc.	531,431
5,800	Incyte Corporation[a]	424,038
2,100	Intuitive Surgical, Inc.[a]	1,110,774
8,600	McKesson Corporation	1,785,188
3,500	Pharmacyclics, Inc.[a]	427,910
1,600	Regeneron Pharmaceuticals, Inc.[a]	656,400
6,500	UnitedHealth Group, Inc.	657,085
8,300	Valeant Pharmaceuticals International, Inc.[a]	1,187,813
5,000	Vertex Pharmaceuticals, Inc.[a]	594,000

	Total	14,912,608

Industrials (13.5%)
9,600	Boeing Company	1,247,808
19,800	Danaher Corporation	1,697,058
3,300	FedEx Corporation	573,078
3,900	Flowserve Corporation	233,337
5,100	JB Hunt Transport Services, Inc.	429,675
4,700	Kansas City Southern	573,541
5,900	Precision Castparts Corporation	1,421,192
5,500	Roper Industries, Inc.	859,925
10,600	Tyco International plc	464,916
11,600	United Continental Holdings, Inc.[a]	775,924
3,400	United Technologies Corporation	391,000
33,000	US Airways Group, Inc.	1,769,790
7,100	Wabtec Corporation	616,919

	Total	11,054,163

Information Technology (20.6%)
11,572	Alibaba Group Holding, Ltd. ADR[a]	1,202,794
15,000	Apple, Inc.	1,655,700
4,300	ASML Holding NVb	463,669
6,500	Baidu.com, Inc. ADR[a]	1,481,805
23,200	Facebook, Inc.[a]	1,810,064
5,000	Fiserv, Inc.[a]	354,850
4,250	Google, Inc.[a]	2,237,200
4,100	Google, Inc., Class Aa	2,175,706
2,900	Linkedln Corporation[a]	666,159
4,800	Mobileye NVa	194,688
390	NAVER Corporation	249,769
3,900	NetSuite, Inc.[a,b]	425,763
1,300	Palo Alto Networks, Inc.[a]	159,341
7,400	Pandora Media, Inc.[a]	131,942
7,900	Red Hat, Inc.[a]	546,206
17,900	Salesforce.com, Inc.[a]	1,061,649
5,900	ServiceNow, Inc.[a]	400,315
2,600	Stratasys, Ltd.[a]	216,086
35,000	Tencent Holdings, Ltd.	506,413
7,900	Twitter, Inc.[a]	283,373
4,700	VMware, Inc.[a]	387,844
2,400	Workday, Inc.[a]	195,864

	Total	16,807,200

Materials (0.9%)
3,200	Ashland, Inc.	383,232
1,100	Ecolab, Inc.	114,972
2,000	Martin Marietta Materials, Inc.[b]	220,640

	Total	718,844

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (98.3%)	Value
Telecommunications Services (0.6%)
8,100	Softbank Corporation	$482,139

	Total	482,139

	Total Common Stock (cost $46,309,927)	80,334,401

	Preferred Stock (0.4%)
Consumer Discretionary (0.4%)
2,943	AirBNB, Inc.*,[a,c]	119,818
7,282	Dropbox, Inc., ClassA*,[a,c]	139,095
843	Flipkart, Ltd. Series G Preference Shares*,a,c	100,958

	Total	359,871

Information Technology (<0.1%)
4,432	LivingSocial.com, Convertible*,[a,c]	1,152

	Total	1,152

	Total Preferred Stock (cost $393,953)	361,023

	Collateral Held for Securities Loaned (2.9%)
2,334,117	Thrivent Cash Management Trust	2,334,117

	Total Collateral Held for Securities Loaned (cost $2,334,117)	2,334,117

Shares or Principal Amount	Short-Term Investments (1.5%)[d]
	Thrivent Cash Management Trust
1,258,543	0.060%	1,258,543

	Total Short-Term Investments (at amortized cost)	1,258,543

	Total Investments (cost $50,296,540) 103.1%	$84,288,084

	Other Assets and Liabilities, Net (3.1%)	(2,566,098)

	Total Net Assets 100.0%	$81,721,986

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Growth Stock Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
AirBNB, Inc.	4/16/2014	$119,818
Dropbox, Inc., Class A	11/7/2014	139,095
Flipkart, Ltd. Series G Preference Shares	12/17/2014	100,958
LivingSocial.com, Convertible	11/18/2011	34,082

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,019,048
Gross unrealized depreciation	(1,099,131)

Net unrealized appreciation (depreciation)	$33,919,917

Cost for federal income tax purposes	$50,368,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	22,516,037	22,153,356	362,681	—
Consumer Staples	2,162,090	2,162,090	—	—
Energy	1,783,913	1,783,913	—	—
Financials	9,897,407	9,897,407	—	—
Health Care	14,912,608	14,912,608	—	—
Industrials	11,054,163	11,054,163	—	—
Information Technology	16,807,200	16,051,018	756,182	—
Materials	718,844	718,844	—	—
Telecommunications Services	482,139	—	482,139	—
Preferred Stock
Consumer Discretionary	359,871	—	—	359,871
Information Technology	1,152	—	—	1,152
Collateral Held for Securities Loaned	2,334,117	2,334,117	—	—
Short-Term Investments	1,258,543	1,258,543	—	—

Total	$84,288,084	$82,326,059	$1,601,002	$361,023

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$1,711,975	$22,329,156	$21,707,014	2,334,117	$2,334,117	$2,422
Cash Management Trust-Short Term Investment	724,634	13,458,219	12,924,310	1,258,543	1,258,543	390
Total Value and Income Earned	2,436,609				3,592,660	2,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (9.9%)
431,080	CBS Corporation	$23,855,967
359,840	Delphi Automotive plc	26,167,565
654,100	Lowe’s Companies, Inc.	45,002,080
156,610	Time Warner Cable, Inc.	23,814,116

	Total	118,839,728

Consumer Staples (6.9%)
416,070	CVS Health Corporation	40,071,702
110,500	Kimberly-Clark Corporation	12,767,170
408,872	Mondelez International, Inc.	14,852,275
124,109	Philip Morris International, Inc.	10,108,678
66,500	Wal-Mart Stores, Inc.	5,711,020

	Total	83,510,845

Energy (10.6%)
279,400	Cameron International Corporation[a]	13,956,030
144,375	Chevron Corporation	16,195,987
214,138	EOG Resources, Inc.	19,715,686
205,922	EQT Corporation	15,588,295
639,751	Marathon Oil Corporation	18,098,556
221,650	Schlumberger, Ltd.	18,931,127
499,700	Total SA ADR[b]	25,584,640

	Total	128,070,321

Financials (23.3%)
115,980	ACE, Ltd.	13,323,782
221,660	Allstate Corporation	15,571,615
2,074,990	Bank of America Corporation	37,121,571
379,900	Blackstone Group, LP	12,852,017
271,200	Capital One Financial Corporation	22,387,560
856,150	Citigroup, Inc.	46,326,277
401,600	Comerica, Inc.	18,810,944
284,432	Deutsche Bank AG	8,538,649
57,400	Intercontinental Exchange, Inc.	12,587,246
562,960	Invesco, Ltd.	22,248,179
594,920	MetLife, Inc.	32,179,223
763,360	Morgan Stanley	29,618,368
83,859	SVB Financial Group[a]	9,733,514

	Total	281,298,945

Health Care (14 .9%)
125,900	Amgen, Inc.	20,054,611
358,790	Baxter International, Inc.	26,295,719
234,090	Covidien plc	23,942,725
172,300	Express Scripts Holding Company[a]	14,588,641
134,585	Johnson & Johnson	14,073,554
751,700	Merck & Company, Inc.	42,689,043
478,700	Pfizer, Inc.	14,911,505
225,347	UnitedHealth Group, Inc.	22,780,328

	Total	179,336,126

Industrials (9.1%)
98,100	Boeing Company	12,751,038
751,200	CSX Corporation	27,215,976
190,000	Fluor Corporation	11,519,700
203,840	Honeywell International, Inc.	20,367,692
261,800	Ingersoll-Rand plc	16,595,502
206,600	Jacobs Engineering Group, Inc.[a]	9,232,954
180,440	Pentair, Ltd.	11,984,825

	Total	109,667,687

Information Technology (15.0%)
1,833,790	Cisco Systems, Inc.	51,006,869
598,800	EMC Corporation	17,808,312
483,660	Microsoft Corporation	22,466,007
392,380	NetApp, Inc.	16,264,151
734,800	Oracle Corporation	33,043,956
421,300	Teradata Corporation[a,b]	18,402,384
404,890	Texas Instruments, Inc.	21,647,444

	Total	180,639,123

Materials (2.9%)
188,000	Celanese Corporation	11,272,480
282,980	Dow Chemical Company	12,906,718
210,540	Nucor Corporation	10,326,987

	Total	34,506,185

Telecommunications Services (1.8%)
464,714	Verizon Communications, Inc.	21,739,321

	Total	21,739,321

Utilities (3.8%)
297,390	NiSource, Inc.	12,615,284
615,880	PG&E Corporation	32,789,451

	Total	45,404,735

	Total Common Stock (cost $850,746,241)	1,183,013,016

	Collateral Held for Securities Loaned (3.1%)
37,144,725	Thrivent Cash Management Trust	37,144,725

	Total Collateral Held for Securities Loaned (cost $37,144,725)	37,144,725

Shares or Principal Amount	Short-Term Investments (1.7%)[c]
20,638,983	Thrivent Cash Management Trust 0.060%	20,638,983

	Total Short-Term Investments (at amortized cost)	20,638,983

	Total Investments (cost $908,529,949) 103.0%	$1,240,796,724

	Other Assets and Liabilities, Net (3.0%)	(35,794,269)

	Total Net Assets 100.0%	$1,205,002,455

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2014

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$347,852,505
Gross unrealized depreciation	(15,594,964)

Net unrealized appreciation (depreciation)	$332,257,541

Cost for federal income tax purposes	$908,539,183

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	118,839,728	118,839,728	—	—
Consumer Staples	83,510,845	83,510,845	—	—
Energy	128,070,321	128,070,321	—	—
Financials	281,298,945	281,298,945	—	—
Health Care	179,336,126	179,336,126	—	—
Industrials	109,667,687	109,667,687	—	—
Information Technology	180,639,123	180,639,123	—	—
Materials	34,506,185	34,506,185	—	—
Telecommunications Services	21,739,321	21,739,321	—	—
Utilities	45,404,735	45,404,735	—	—
Collateral Held for Securities Loaned	37,144,725	37,144,725	—	—
Short-Term Investments	20,638,983	20,638,983	—	—

Total	$1,240,796,724	$1,240,796,724	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$11,313,000	$313,836,302	$288,004,577	37,144,725	$37,144,725	$99,112
Cash Management Trust-Short Term Investment	26,006,398	68,692,840	74,060,255	20,638,983	20,638,983	11,445
Total Value and Income Earned	37,319,398				57,783,708	110,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (89.5%)	Value
Consumer Discretionary (10.5%)
39,042	Amazon.com, Inc.[a]	$12,116,685
12,000	Aoyama Trading Company, Ltd.	262,199
25,900	AutoZone, Inc.[a]	16,034,949
3,800	Bayerische Motoren Werke AG	310,460
4,800	Brembo SPA	160,881
9,300	Bridgestone Corporation	322,542
7,500	Chiyoda Company, Ltd.	147,640
251,600	Comcast Corporation	14,595,316
43,000	Delphi Automotive plc	3,126,960
97,900	EDION Corporation[b]	684,777
49,500	Hakuhodo Dy Holdings, Inc.	473,712
49,100	Haseko Corporation	394,905
7,400	Heiwa Corporation	147,444
26,900	Informa plc	196,459
30,900	JM AB	979,486
219,842	Kongsberg Automotive ASA[a]	168,663
215,175	Las Vegas Sands Corporation	12,514,578
240,000	Li & Fung, Ltd.	224,691
117,000	Luk Fook Holdings International, Ltd.	438,765
13,200	Next plc	1,399,954
43,000	NOK Corporation	1,094,501
46,400	Persimmon plc	1,133,271
2,500	Rinnai Corporation	167,980
53,592	Slater & Gordon, Ltd.	277,937
209,950	Starbucks Corporation	17,226,398
51,800	Sumitomo Forestry Company, Ltd.	506,582
11,800	Sumitomo Rubber Industries, Ltd.	175,420
41,400	Suzuki Motor Corporation	1,240,648
900	Valora Holding AG	206,558
29,100	WH Smith plc	608,531
13,900	Wolters Kluwer NV	424,162
8,400	WPP plc	174,650

	Total	87,937,704

Consumer Staples (7.7%)
112,650	Anheuser-Busch InBev NVADR	12,652,848
1,741	Associated British Foods plc	85,116
64,593	Britvic plc	675,551
98,600	CVS Health Corporation	9,496,166
38,500	J Sainsbury plc[b]	147,020
19,000	Kesko OYJ	691,004
155,750	Kimberly-Clark Corporation	17,995,355
6,700	KOSE Corporation	261,905
9,400	Nestle SA	685,269
171,375	Philip Morris International, Inc.	13,958,494
27,789	Reckitt Benckiser Group plc	2,250,744
24,673	SalMar ASA	420,021
25,300	Suedzucker AGb	363,760
47,100	Tate & Lyle plc	441,303
48,150	Wal-Mart Stores, Inc.	4,135,122

	Total	64,259,678

Energy (7.1%)
403,998	BP plc	2,564,413
213,568	BW Offshore, Ltd.	214,215
102,500	Cameron International Corporation[a]	5,119,875
83,540	EOG Resources, Inc.	7,691,528
51,400	ERG SPA	575,631
368,850	Marathon Oil Corporation	10,434,766
53,500	Premier Oil plc	138,375
107,398	Royal Dutch Shell plc	3,579,494
73,337	Royal Dutch Shell plc, Class B	2,533,876
94,685	Schlumberger, Ltd.	8,087,046
86,100	Showa Shell Sekiyu KKb	848,124
12,194	Statoil ASA	214,698
14,800	Total SA	758,236
101,250	Total SA ADR[b]	5,184,000
805,050	Weatherford International, Ltd.[a]	9,217,822
56,000	Woodside Petroleum, Ltd.	1,731,930

	Total	58,894,029

Financials (17.0%)
91,880	ACE, Ltd.	10,555,174
24,900	Allianz SE	4,124,104
32,014	Amlin plc	237,474
82,900	Assicurazioni Generali SPA	1,702,178
13,900	AXA SA	320,299
165,500	Banco Santander SA	1,389,065
282,300	Bank Hapoalim, Ltd.	1,327,411
225,134	Bank of America Corporation	4,027,647
33,800	Bank of Queensland, Ltd.	332,995
16,800	BinckBank NV	142,827
175,200	Blackstone Group, LP	5,927,016
4,000	Bolsas y Mercados Espanoles SA	154,922
81,300	Capital One Financial Corporation	6,711,315
172,000	Cheung Kong Holdings, Ltd.	2,880,454
293,980	Citigroup, Inc.	15,907,258
27,300	CNP Assurances	483,980
127,450	Comerica, Inc.	5,969,758
32,600	Commonwealth Bank of Australia	2,265,008
12,000	Daito Trust Construction Company, Ltd.	1,361,254
34	Daiwa House REIT Investment Corporation	169,970
44,000	Daiwa Securities Group, Inc.	344,526
7,350	Delta Lloyd NV	161,630
4,800	Deutsche Boerse AG	341,098
151,400	Direct Line Insurance Group plc	684,874
48,089	DnB ASA	709,343
87,000	FlexiGroup, Ltd.	211,220
195,000	Fukuoka Financial Group, Inc.	1,005,316
9,000	GAM Holding AGa	161,802
2,800	Hannover Rueckversicherung SE	252,592
214,000	Hansteen Holdings plc	358,890
32,900	IG Group Holdings plc	367,644
49,300	Intercontinental Exchange, Inc.	10,810,997
145,066	Intermediate Capital Group plc	1,036,340
255,760	Invesco, Ltd.	10,107,635
159,600	Investec plc	1,337,176
21,150	iShares MSCI EAFE Index Fund	1,286,766
345,249	J.P. Morgan Chase & Company	21,605,682
43	Japan Prime Realty Investment Corporation	149,616
101,000	Link REIT	632,337
343,800	Man Group plc	855,502
205,600	Mizuho Financial Group, Inc.	344,648
8,900	Muenchener Rueckversicherungs-Gesellschaft AG	1,772,329
8,200	National Australia Bank, Ltd.	223,616
76,700	Old Mutual plc	226,048
70,190	Oversea-Chinese Banking Corporation, Ltd.	552,253
66,800	Phoenix Group Holdings	860,636
85,000	Resona Holdings, Inc.	429,378
8,600	Sampo Oyj	402,605
7,300	SCOR SE	221,193
139,200	Skandinaviska Enskilda Banken AB	1,767,640
400	St. Galler Kantonalbank AG	145,242
20,300	Standard Chartered plc	303,605
306,800	Stockland	1,025,290
17,000	Sun Hung Kai Properties, Ltd.	257,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (89.5%)	Value
Financials (17.0%) - continued
59,300	Swedbank AB	$1,471,288
1,100	Swiss Life Holding AGa	259,987
27,800	Swiss Re AG	2,328,854
1,400	Tryg AS	156,432
91,200	UNIQA Insurance Group AG	855,915
101,817	United Overseas Bank, Ltd.	1,878,936
101	United Urban Investment Corporation	158,986
85,970	Westpac Banking Corporation	2,312,231
16,400	Zurich Insurance Group AGa	5,125,039

	Total	141,490,804

Health Care (13.6%)
28,400	Actavis plc[a]	7,310,444
7,500	Actelion, Ltd.	863,408
26,800	Amgen, Inc.	4,268,972
62,220	Baxter International, Inc.	4,560,104
117,350	Cerner Corporation[a]	7,587,851
3,100	CSL, Ltd.	217,762
128,359	Gilead Sciences, Inc.[a]	12,099,119
86,111	GlaxoSmithKline plc	1,847,394
13,900	H. Lundbeck AS	275,907
25,600	Hikma Pharmaceuticals plc	785,448
22,167	ICON plc[a]	1,130,295
27,789	Indivior plc[a]	64,708
191,900	Johnson & Johnson	20,066,983
10,000	Kaken Pharmaceutical Company, Ltd.	193,362
32,700	KYORIN Holdings, Inc.	605,973
381,680	Merck & Company, Inc.	21,675,607
2,000	Merck KGaA	188,217
40,200	Novartis AG	3,728,288
63,200	Otsuka Holdings Company, Ltd.	1,894,813
397,000	Pfizer, Inc.	12,366,550
8,000	Sanofi	729,366
88,000	Sonic Healthcare, Ltd.	1,323,921
4,700	Teva Pharmaceutical Industries, Ltd.	269,427
80,050	Vertex Pharmaceuticals, Inc.[a]	9,509,940

	Total	113,563,859

Industrials (8.2%)
172,265	Air New Zealand, Ltd.	330,881
19,332	Arcadis NV	579,819
6,100	Atlas Copco AB	156,147
57,000	Berendsen plc	974,258
116,100	Boeing Company	15,090,678
1,400	Bucher Industries AG	349,134
44,365	Cardno, Ltd.[b]	122,851
31,200	Carillion plc	161,667
63,200	COMSYS Holdings Corporation	864,561
16,200	CTT-Correios de Portugal SA	156,462
21,000	Dai Nippon Printing Company, Ltd.	189,138
293,000	Delta Air Lines, Inc.	14,412,670
54,842	Fluor Corporation	3,325,070
7,000	Go-Ahead Group plc	266,829
18,600	Hino Motors, Ltd.	244,838
8,900	Hoshizaki Electric Company, Ltd.	428,873
5,000	Inaba Denki Sangyo Company, Ltd.	161,436
37,500	Intrum Justitia AB	1,110,659
84,500	ITOCHU Corporation	902,046
5,629	Jardine Matheson Holdings, Ltd.	342,043
3,900	Kanamoto Company, Ltd.	105,455
45,300	KITZ Corporation	185,021
48,400	Komatsu, Ltd.	1,070,024
13,200	Legrand SA	695,531
30,000	Leighton Holdings, Ltd.	546,256
21,000	Mitsuboshi Belting, Ltd.	154,318
28,900	Nitto Kogyo Corporation	561,743
34,300	Securitas AB	414,951
21,600	Siemens AG	2,423,609
12,800	Takasago Thermal Engineering Company, Ltd.	163,973
10,300	Teleperformance SA	701,124
31,000	Toppan Printing Company, Ltd.	201,421
176,450	Union Pacific Corporation	21,020,488

	Total	68,413,974

Information Technology (17.9%)
66,055	Alibaba Group Holding, Ltd. ADR[a]	6,865,757
363,938	Apple, Inc.	40,171,476
9,100	Brother Industries, Ltd.	164,959
74,000	Canon, Inc.	2,351,998
25,650	Check Point Software Technologies, Ltd.[a]	2,015,321
187,750	Cisco Systems, Inc.	5,222,266
13,844	Dialog Semiconductor plc[a]	483,374
588,250	EMC Corporation	17,494,555
94,775	Facebook, Inc.[a]	7,394,346
67,700	FUJIFILM Holdings NPV	2,065,768
17,894	Google, Inc.[a]	9,419,402
17,894	Google, Inc., Class Aa	9,495,630
28,000	Hitachi Kokusai Electric, Inc.	391,654
9,900	Hitachi Maxell, Ltd.	155,963
29,400	Hoya Corporation	994,450
17,800	NEC Networks & System Integration Corporation	368,909
181,350	NetApp, Inc.	7,516,957
252,000	Oki Electric Industry Company, Ltd.	480,376
36,100	Optimal Payments plc[a]	191,618
10,150	Orbotech, Ltd.[a]	150,220
4,400	Otsuka Corporation	139,517
159,362	Pace plc	854,463
159,581	QUALCOMM, Inc.	11,861,656
4,400	Rohm Company, Ltd.	265,114
128,650	Salesforce.com, Inc.[a]	7,630,231
21,800	TE Connectivity, Ltd.	1,378,850
163,700	Telefonaktiebolaget LM Ericsson	1,982,097
131,050	Teradata Corporation[a]	5,724,264
71,105	VMware, Inc.[a]	5,867,585

	Total	149,098,776

Materials (2.2%)
26,000	Asahi Kasei Corporation	237,183
136,850	Celanese Corporation	8,205,526
203,345	Centamin plc	186,709
148,700	Dow Chemical Company	6,782,207
28,000	Hitachi Metals, Ltd.	475,745
7,100	Holmen AB	241,257
46,000	Kureha Corporation	192,386
7,500	Novozymes AS	315,702
33,800	Stora Enso OYJ	302,205
62,000	Sumitomo Metal Mining Company, Ltd.	924,724
27,000	Sumitomo Seika Chemicals Company, Ltd.	179,813
45,100	UPM-Kymmene OYJ	739,108

	Total	18,782,565

Telecommunications Services (1.5%)
23,100	Belgacom SA	838,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (89.5%)	Value
Telecommunications Services (1.5%) - continued
657,600	Bezeq Israel Telecommunication Corporation, Ltd.	$1,166,462
130,412	BT Group plc	811,173
41,000	Elisa Oyj	1,119,099
32,000	Freenet AG	909,836
29,500	iiNet, Ltd.	188,503
500,938	KCOM Group plc	696,999
56,000	M1, Ltd.	152,202
53,400	Nippon Telegraph & Telephone Corporation	2,727,812
123,900	Orange SA	2,107,137
189,000	Singapore Telecommunications, Ltd.	554,773
300	Swisscom AG	157,421
16,298	TDC AS	124,303
23,300	Tele2 AB	282,343
105,700	Telstra Corporation, Ltd.	513,155
18,400	Vivendi SAa	457,987

	Total	12,807,356

Utilities (3.8%)
941,100	A2A SPA	953,607
25,900	E.ON SE	442,676
398,500	Electricidade de Portugal SA	1,545,245
23,600	Endesa SA	472,457
277,500	Enel SPA	1,236,964
47,900	Fortum OYJ	1,039,986
24,900	Hokuriku Electric Power Company	317,984
121,900	IREN SPA	133,306
10,900	National Grid plc	154,663
289,430	NiSource, Inc.	12,277,621
201,600	PG&E Corporation	10,733,184
2,800	Red Electrica Corporacion SAb	246,825
51,900	Redes Energeticas Nacionais SGPS SA	150,564
4,900	Severn Trent plc	152,828
131,200	United Utilities Group plc	1,863,558

	Total	31,721,468

	Total Common Stock (cost $623,698,815)	746,970,213

	Collateral Held for Securities Loaned (0.9%)
7,610,288	Thrivent Cash Management Trust	7,610,288

	Total Collateral Held for Securities Loaned (cost $7,610,288)	7,610,288

Shares or Principal Amount	Short-Term Investments (10.4%)[c]
	Federal Home Loan Bank Discount Notes
5,900,000	0.050%, 1/9/2015[d]	5,899,935
4,000,000	0.080%, 2/6/2015[d]	3,999,680
	Thrivent Cash Management Trust
76,762,661	0.060%	76,762,661

	Total Short-Term Investments (at amortized cost)	86,662,276

	Total Investments (cost $717,971,379) 100.8%	$841,242,777

	Other Assets and Liabilities, Net (0.8%)	(6,727,733)

	Total Net Assets 100.0%	$834,515,044

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2014, $9,899,615 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$137,915,192
Gross unrealized depreciation	(15,926,228)

Net unrealized appreciation (depreciation)	$121,988,964

Cost for federal income tax purposes	$719,253,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	87,937,704	75,614,886	12,322,818	—
Consumer Staples	64,259,678	58,237,985	6,021,693	—
Energy	58,894,029	45,735,037	13,158,992	—
Financials	141,490,804	92,909,248	48,581,556	—
Health Care	113,563,859	100,575,865	12,987,994	—
Industrials	68,413,974	53,848,906	14,565,068	—
Information Technology	149,098,776	138,208,516	10,890,260	—
Materials	18,782,565	14,987,733	3,794,832	—
Telecommunications Services	12,807,356	—	12,807,356	—
Utilities	31,721,468	23,010,805	8,710,663	—
Collateral Held for Securities Loaned	7,610,288	7,610,288	—	—
Short-Term Investments	86,662,276	76,762,661	9,899,615	—

Total	$841,242,777	$687,501,930	$153,740,847	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,901,132	3,901,132	—	—

Total Asset Derivatives	$3,901,132	$3,901,132	$—	$—

Liability Derivatives
Futures Contracts	1,274,079	1,274,079	—	—

Total Liability Derivatives	$1,274,079	$1,274,079	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	1,888	March 2015	$67,898,856	$71,461,672	$3,562,816
Mini MSCI EAFE Index Futures	417	March 2015	36,313,899	36,652,215	338,316
S&P 500 Index Mini-Futures	(410)	March 2015	(40,800,121)	(42,074,200)	(1,274,079)
Total Futures Contracts					$2,627,053

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$3,901,132
Total Equity Contracts		3,901,132

Total Asset Derivatives		$3,901,132

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,274,079
Total Equity Contracts		1,274,079

Total Liability Derivatives		$1,274,079

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,317,468)
Total Equity Contracts		(3,317,468)

Total		($3,317,468)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	738,428
Total Equity Contracts		738,428

Total		$738,428

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$73,395,677	8.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Collateral Investment	$—	$150,583,235	$142,972,947	7,610,288	$7,610,288	$52,970
Cash Management Trust-Short Term Investment	51,163,767	167,000,984	141,402,090	76,762,661	76,762,661	24,376
Total Value and Income Earned	51,163,767				84,372,949	77,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (11.8%)
9,000	Amazon.com, Inc.[a]	$2,793,150
1,800	AutoNation, Inc.[a]	108,738
800	AutoZone, Inc.[a]	495,288
4,400	Bed Bath & Beyond, Inc.[a]	335,148
6,875	Best Buy Company, Inc.	267,987
5,400	BorgWarner, Inc.	296,730
5,150	Cablevision Systems Corporation[b]	106,296
5,100	CarMax, Inc.[a]	339,558
10,650	Carnival Corporation	482,764
11,322	CBS Corporation	626,559
700	Chipotle Mexican Grill, Inc.[a]	479,157
6,500	Coach, Inc.	244,140
61,065	Comcast Corporation	3,542,381
7,850	D.R. Horton, Inc.	198,527
3,100	Darden Restaurants, Inc.	181,753
7,050	Delphi Automotive plc	512,676
11,850	DIRECTV[a]	1,027,395
3,550	Discovery Communications, Inc., Class Aa	122,298
6,450	Discovery Communications, Inc., Class Ca	217,494
7,200	Dollar General Corporation[a]	509,040
4,850	Dollar Tree, Inc.[a]	341,343
2,350	Expedia, Inc.	200,596
2,250	Family Dollar Stores, Inc.	178,223
91,211	Ford Motor Company	1,413,770
1,100	Fossil, Inc.[a]	121,814
5,350	Gannett Company, Inc.	170,825
6,362	Gap, Inc.	267,904
2,850	Garmin, Ltd.	150,566
31,938	General Motors Company	1,114,956
3,600	Genuine Parts Company	383,652
6,500	Goodyear Tire & Rubber Company	185,705
6,500	H&R Block, Inc.	218,920
5,100	Harley-Davidson, Inc.	336,141
1,600	Harman International Industries, Inc.	170,736
2,700	Hasbro, Inc.	148,473
31,250	Home Depot, Inc.	3,280,312
9,967	Interpublic Group of Companies, Inc.	207,015
15,750	Johnson Controls, Inc.	761,355
4,800	Kohl’s Corporation	292,992
3,250	Leggett & Platt, Inc.	138,483
4,200	Lennar Corporation	188,202
5,804	Limited Brands, Inc.	502,336
23,100	Lowe’s Companies, Inc.	1,589,280
8,218	Macy’s, Inc.	540,333
5,056	Marriott International, Inc.	394,520
7,950	Mattel, Inc.	246,013
23,050	McDonald’s Corporation	2,159,785
4,900	Michael Kors Holdings, Ltd.[a]	367,990
1,450	Mohawk Industries, Inc.[a]	225,272
1,400	Netflix, Inc.[a]	478,254
6,423	Newell Rubbermaid, Inc.	244,652
11,775	News Corporation[a]	184,750
16,600	NIKE, Inc.	1,596,090
3,350	Nordstrom, Inc.	265,956
5,900	Omnicom Group, Inc.	457,073
2,450	O’Reilly Automotive, Inc.[a]	471,919
2,350	PetSmart, Inc.	191,043
1,200	Priceline Group, Inc.[a]	1,368,252
7,892	Pulte Group, Inc.	169,362
1,950	PVH Corporation	249,931
1,400	Ralph Lauren Corporation	259,224
4,950	Ross Stores, Inc.	466,587
3,950	Royal Caribbean Cruises, Ltd.	325,599
2,450	Scripps Networks Interactive, Inc.	184,412
1,950	Sherwin-Williams Company	512,928
1,400	Snap-On, Inc.	191,436
15,225	Staples, Inc.	275,877
17,750	Starbucks Corporation	1,456,388
4,250	Starwood Hotels & Resorts Worldwide, Inc.	344,547
15,100	Target Corporation	1,146,241
2,650	Tiffany & Company	283,179
6,608	Time Warner Cable, Inc.	1,004,812
19,900	Time Warner, Inc.	1,699,858
16,300	TJX Companies, Inc.	1,117,854
3,250	Tractor Supply Company	256,165
2,600	TripAdvisor, Inc.[a]	194,116
44,000	Twenty-First Century Fox, Inc.	1,689,820
3,950	Under Armour, Inc.[a]	268,205
2,400	Urban Outfitters, Inc.[a]	84,312
8,150	VF Corporation	610,435
8,772	Viacom, Inc.	660,093
36,997	Walt Disney Company	3,484,747
1,857	Whirlpool Corporation	359,775
2,922	Wyndham Worldwide Corporation	250,591
1,900	Wynn Resorts, Ltd.	282,644
10,380	Yum! Brands, Inc.	756,183

	Total	53,027,901

Consumer Staples (9.4%)
46,850	Altria Group, Inc.	2,308,299
15,268	Archer-Daniels-Midland Company	793,936
10,300	Avon Products, Inc.	96,717
3,737	Brown-Forman Corporation	328,258
4,200	Campbell Soup Company	184,800
3,050	Clorox Company	317,840
93,550	Coca-Cola Company	3,949,681
5,300	Coca-Cola Enterprises, Inc.	234,366
20,300	Colgate-Palmolive Company	1,404,557
10,050	ConAgra Foods, Inc.	364,614
3,950	Constellation Brands, Inc.[a]	387,772
10,350	Costco Wholesale Corporation	1,467,112
27,194	CVS Health Corporation	2,619,054
4,600	Dr Pepper Snapple Group, Inc.	329,728
5,300	Estee Lauder Companies, Inc.	403,860
14,300	General Mills, Inc.	762,619
3,500	Hershey Company	363,755
3,200	Hormel Foods Corporation	166,720
2,451	J.M. Smucker Company	247,502
6,000	Kellogg Company	392,640
2,900	Keurig Green Mountain, Inc.	383,946
8,842	Kimberly-Clark Corporation	1,021,605
13,967	Kraft Foods Group, Inc.	875,172
11,650	Kroger Company	748,047
8,550	Lorillard, Inc.	538,137
3,100	McCormick & Company, Inc.	230,330
4,778	Mead Johnson Nutrition Company	480,380
3,750	Molson Coors Brewing Company	279,450
39,852	Mondelez International, Inc.	1,447,624
3,400	Monster Beverage Corporation[a]	368,390
35,530	PepsiCo, Inc.	3,359,717
36,800	Philip Morris International, Inc.	2,997,360
64,088	Procter & Gamble Company	5,837,776
7,300	Reynolds American, Inc.	469,171
5,450	Safeway, Inc.	191,404
13,900	Sysco Corporation	551,691
6,900	Tyson Foods, Inc.	276,621
20,600	Walgreen Boots Alliance, Inc.	1,569,720
37,350	Wal-Mart Stores, Inc.	3,207,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.0%)	Value
Consumer Staples (9.4%) - continued
8,500	Whole Foods Market, Inc.	$428,570

	Total	42,386,559

Energy (8.1%)
11,922	Anadarko Petroleum Corporation	983,565
8,870	Apache Corporation	555,883
10,283	Baker Hughes, Inc.	576,568
9,850	Cabot Oil & Gas Corporation	291,658
4,700	Cameron International Corporation[a]	234,765
12,200	Chesapeake Energy Corporation	238,754
44,796	Chevron Corporation	5,025,215
2,050	Cimarex Energy Company	217,300
29,149	ConocoPhillips	2,013,030
5,450	Consol Energy, Inc.	184,265
8,350	Denbury Resources, Inc.	67,886
9,050	Devon Energy Corporation	553,950
1,600	Diamond Offshore Drilling, Inc.[b]	58,736
5,500	Ensco plc	164,725
12,950	EOG Resources, Inc.	1,192,306
3,550	EQT Corporation	268,735
100,090	Exxon Mobil Corporation	9,253,320
5,550	FMC Technologies, Inc.[a]	259,962
20,100	Halliburton Company	790,533
2,550	Helmerich & Payne, Inc.	171,921
6,000	Hess Corporation	442,920
40,250	Kinder Morgan, Inc.	1,702,978
15,918	Marathon Oil Corporation	450,320
6,634	Marathon Petroleum Corporation	598,785
3,950	Murphy Oil Corporation	199,554
6,800	Nabors Industries, Ltd.	88,264
10,150	National Oilwell Varco, Inc.	665,129
3,200	Newfield Exploration Company[a]	86,784
5,950	Noble Corporation	98,592
8,500	Noble Energy, Inc.	403,155
18,400	Occidental Petroleum Corporation	1,483,224
4,900	ONEOK, Inc.	243,971
13,124	Phillips 66	940,991
3,500	Pioneer Natural Resources Company	520,975
3,900	QEP Resources, Inc.	78,858
4,000	Range Resources Corporation	213,800
30,444	Schlumberger, Ltd.	2,600,222
8,350	Southwestern Energy Company[a]	227,872
15,854	Spectra Energy Corporation	575,500
3,000	Tesoro Corporation	223,050
8,050	Transocean, Ltd.[b]	147,557
12,400	Valero Energy Corporation	613,800
15,900	Williams Companies, Inc.	714,546

	Total	36,423,924

Financials (17.1%)
7,900	ACE, Ltd.	907,552
1,300	Affiliated Managers Group, Inc.[a]	275,912
10,700	Aflac, Inc.	653,663
9,982	Allstate Corporation	701,235
21,100	American Express Company	1,963,144
33,167	American International Group, Inc.	1,857,684
9,400	American Tower Corporation	929,190
4,400	Ameriprise Financial, Inc.	581,900
6,775	Aon plc	642,473
3,436	Apartment Investment & Management Company	127,647
1,700	Assurant, Inc.	116,331
3,101	AvalonBay Communities, Inc.	506,672
249,460	Bank of America Corporation	4,462,839
26,702	Bank of New York Mellon Corporation	1,083,300
17,050	BB&T Corporation	663,074
43,219	Berkshire Hathaway, Inc.[a]	6,489,333
3,000	BlackRock, Inc.	1,072,680
3,600	Boston Properties, Inc.	463,284
13,223	Capital One Financial Corporation	1,091,559
6,600	CBRE Group, Inc.[a]	226,050
27,275	Charles Schwab Corporation	823,432
5,600	Chubb Corporation	579,432
3,438	Cincinnati Financial Corporation	178,192
71,893	Citigroup, Inc.	3,890,130
7,450	CME Group, Inc.	660,442
4,300	Comerica, Inc.	201,412
7,900	Crown Castle International Corporation	621,730
10,775	Discover Financial Services	705,655
6,810	E*TRADE Financial Corporation[a]	165,177
8,550	Equity Residential	614,232
1,500	Essex Property Trust, Inc.	309,900
19,594	Fifth Third Bancorp	399,228
9,300	Franklin Resources, Inc.	514,941
14,850	General Growth Properties, Inc.	417,731
11,750	Genworth Financial, Inc.[a]	99,875
9,650	Goldman Sachs Group, Inc.	1,870,460
10,250	Hartford Financial Services Group, Inc.	427,322
10,850	HCP, Inc.	477,726
7,700	Health Care REIT, Inc.	582,659
17,941	Host Hotels & Resorts, Inc.	426,458
11,400	Hudson City Bancorp, Inc.	115,368
19,271	Huntington Bancshares, Inc.	202,731
2,700	Intercontinental Exchange, Inc.	592,083
10,200	Invesco, Ltd.	403,104
4,432	Iron Mountain, Inc.	171,341
88,798	J.P. Morgan Chase & Company	5,556,979
20,600	KeyCorp	286,340
9,750	Kimco Realty Corporation	245,115
2,400	Legg Mason, Inc.	128,088
7,451	Leucadia National Corporation	167,051
6,194	Lincoln National Corporation	357,208
7,100	Loews Corporation	298,342
3,100	M&T Bank Corporation	389,422
3,300	Macerich Company	275,253
12,850	Marsh & McLennan Companies, Inc.	735,534
23,250	MasterCard, Inc.	2,003,220
6,400	McGraw-Hill Financial, Inc.	569,472
26,932	MetLife, Inc.	1,456,752
4,400	Moody’s Corporation	421,564
36,200	Morgan Stanley	1,404,560
2,750	NASDAQ OMX Group, Inc.	131,890
9,750	Navient Corporation	210,698
5,250	Northern Trust Corporation	353,850
7,350	People’s United Financial, Inc.	111,573
4,150	Plum Creek Timber Company, Inc.	177,579
12,514	PNC Financial Services Group, Inc.	1,141,652
6,450	Principal Financial Group, Inc.	335,013
12,700	Progressive Corporation	342,773
11,846	Prologis, Inc.	509,733
10,900	Prudential Financial, Inc.	986,014
3,400	Public Storage, Inc.	628,490
32,727	Regions Financial Corporation	345,597
7,344	Simon Property Group, Inc.	1,337,416
9,900	State Street Corporation	777,150
12,400	SunTrust Banks, Inc.	519,560
6,168	T. Rowe Price Group, Inc.	529,584
3,050	Torchmark Corporation	165,218
7,881	Travelers Companies, Inc.	834,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.0%)	Value
Financials (17.1%) - continued
42,385	U.S. Bancorp	$1,905,206
5,974	Unum Group	208,373
6,950	Ventas, Inc.	498,315
11,600	Visa, Inc.	3,041,520
4,097	Vornado Realty Trust	482,258
111,840	Wells Fargo & Company	6,131,069
12,432	Weyerhaeuser Company	446,184
6,150	XL Group plc	211,375
4,750	Zions Bancorporation	135,423

	Total	77,058,900

Health Care (13.6%)
35,650	Abbott Laboratories	1,604,963
37,800	AbbVie, Inc.	2,473,632
6,246	Actavis plc[a]	1,607,783
8,389	Aetna, Inc.	745,195
4,700	Alexion Pharmaceuticals, Inc.[a]	869,641
7,050	Allergan, Inc.	1,498,759
4,950	AmerisourceBergen Corporation	446,292
18,090	Amgen, Inc.	2,881,556
6,400	Anthem, Inc.	804,288
12,800	Baxter International, Inc.	938,112
4,500	Becton, Dickinson and Company	626,220
5,600	Biogen Idee, Inc.[a]	1,900,920
31,450	Boston Scientific Corporation[a]	416,712
39,248	Bristol-Myers Squibb Company	2,316,809
1,800	C.R. Bard, Inc.	299,916
7,875	Cardinal Health, Inc.	635,749
4,837	CareFusion Corporation[a]	287,028
19,050	Celgene Corporation[a]	2,130,933
7,200	Cerner Corporation[a]	465,552
6,250	CIGNA Corporation	643,187
10,700	Covidien plc	1,094,396
4,100	DaVita Healthcare Partners, Inc.[a]	310,534
3,350	DENTSPLY International, Inc.	178,455
2,500	Edwards Lifesciences Corporation[a]	318,450
23,200	Eli Lilly and Company	1,600,568
17,445	Express Scripts Holding Company[a]	1,477,068
35,950	Gilead Sciences, Inc.[a]	3,388,647
3,980	Hospira, Inc.[a]	243,775
3,650	Humana, Inc.	524,249
850	Intuitive Surgical, Inc.[a]	449,599
66,240	Johnson & Johnson	6,926,717
2,000	Laboratory Corporation of America Holdings[a]	215,800
2,750	Mallinckrodt, LLC[a]	272,333
5,492	McKesson Corporation	1,140,029
23,300	Medtronic, Inc.	1,682,260
67,633	Merck & Company, Inc.	3,840,878
8,850	Mylan, Inc.[a]	498,875
2,050	Patterson Companies, Inc.	98,605
2,650	PerkinElmer, Inc.	115,885
3,300	Perrigo Company plc	551,628
149,110	Pfizer, Inc.	4,644,776
3,400	Quest Diagnostics, Inc.	228,004
1,750	Regeneron Pharmaceuticals, Inc.[a]	717,937
6,734	St. Jude Medical, Inc.	437,912
7,050	Stryker Corporation	665,027
2,325	Tenet Healthcare Corporation[a]	117,808
9,450	Thermo Fisher Scientific, Inc.	1,183,991
22,850	UnitedHealth Group, Inc.	2,309,906
2,150	Universal Health Services, Inc.	239,209
2,400	Varian Medical Systems, Inc.[a]	207,624
5,700	Vertex Pharmaceuticals, Inc.[a]	677,160
2,000	Waters Corporation[a]	225,440
4,000	Zimmer Holdings, Inc.	453,680
11,850	Zoetis, Inc.	509,906

	Total	61,140,378

Industrials (10.0%)
15,250	3M Company	2,505,880
4,150	ADT Corporation[b]	150,355
2,251	Allegion plc	124,840
5,800	AMETEK, Inc.	305,254
15,760	Boeing Company	2,048,485
3,500	C.H. Robinson Worldwide, Inc.	262,115
14,300	Caterpillar, Inc.	1,308,879
2,300	Cintas Corporation	180,412
23,600	CSX Corporation	855,028
4,050	Cummins, Inc.	583,888
14,500	Danaher Corporation	1,242,795
8,450	Deere & Company[b]	747,571
19,900	Delta Air Lines, Inc.	978,881
3,950	Dover Corporation	283,294
850	Dun & Bradstreet Corporation	102,816
11,294	Eaton Corporation plc	767,540
16,500	Emerson Electric Company	1,018,545
2,850	Equifax, Inc.	230,479
4,600	Expeditors International of Washington, Inc.	205,206
6,450	Fastenal Company	306,762
6,260	FedEx Corporation	1,087,112
1,750	First Solar, Inc.[a]	78,041
3,250	Flowserve Corporation	194,447
3,700	Fluor Corporation	224,331
7,500	General Dynamics Corporation	1,032,150
238,100	General Electric Company	6,016,787
18,575	Honeywell International, Inc.	1,856,014
8,550	Illinois Tool Works, Inc.	809,685
6,300	Ingersoll-Rand plc	399,357
3,100	Jacobs Engineering Group, Inc.[a]	138,539
2,350	Joy Global, Inc.	109,322
2,600	Kansas City Southern	317,278
2,050	L-3 Communications Holdings, Inc.	258,730
6,350	Lockheed Martin Corporation	1,222,819
8,400	Masco Corporation	211,680
7,650	Nielsen NV	342,185
7,300	Norfolk Southern Corporation	800,153
4,848	Northrop Grumman Corporation	714,547
8,387	PACCAR, Inc.	570,400
2,550	Pall Corporation	258,085
3,525	Parker Hannifin Corporation	454,549
4,449	Pentair, Ltd.	295,503
4,800	Pitney Bowes, Inc.	116,976
3,400	Precision Castparts Corporation	818,992
5,100	Quanta Services, Inc.[a]	144,789
7,350	Raytheon Company	795,050
5,970	Republic Services, Inc.	240,293
3,250	Robert Half International, Inc.	189,735
3,250	Rockwell Automation, Inc.	361,400
3,150	Rockwell Collins, Inc.	266,112
2,350	Roper Industries, Inc.	367,423
1,250	Ryder System, Inc.	116,063
16,050	Southwest Airlines Company	679,236
3,700	Stanley Black & Decker, Inc.	355,496
2,000	Stericycle, Inc.[a]	262,160
6,550	Textron, Inc.	275,820
9,900	Tyco International plc	434,214
21,100	Union Pacific Corporation	2,513,643
16,550	United Parcel Service, Inc.	1,839,863
2,350	United Rentals, Inc.[a]	239,724
20,100	United Technologies Corporation	2,311,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.0%)	Value
Industrials (10.0%) - continued
1,400	W.W. Grainger, Inc.	$356,846
10,099	Waste Management, Inc.	518,281
4,300	Xylem, Inc.	163,701

	Total	44,968,056

Information Technology (17.8%)
14,900	Accenture plc	1,330,719
11,200	Adobe Systems, Inc.[a]	814,240
7,865	Agilent Technologies, Inc.	321,993
4,200	Akamai Technologies, Inc.[a]	264,432
1,500	Alliance Data Systems Corporation[a]	429,075
7,250	Altera Corporation	267,815
7,350	Amphenol Corporation	395,504
7,400	Analog Devices, Inc.	410,848
139,150	Apple, Inc.[c]	15,359,377
28,750	Applied Materials, Inc.	716,450
5,400	Autodesk, Inc.[a]	324,324
11,400	Automatic Data Processing, Inc.	950,418
6,000	Avago Technologies, Ltd.	603,540
12,750	Broadcom Corporation	552,457
7,562	CA, Inc.	230,263
120,900	Cisco Systems, Inc.	3,362,833
3,850	Citrix Systems, Inc.[a]	245,630
14,400	Cognizant Technology Solutions Corporation[a]	758,304
3,350	Computer Sciences Corporation	211,217
30,400	Corning, Inc.	697,072
26,850	eBay, Inc.[a]	1,506,822
7,400	Electronic Arts, Inc.[a]	347,911
48,136	EMC Corporation	1,431,565
1,750	F5 Networks, Inc.[a]	228,314
49,700	Facebook, Inc.[a]	3,877,594
6,750	Fidelity National Information Services, Inc.	419,850
5,800	Fiserv, Inc.[a]	411,626
3,300	FLIR Systems, Inc.	106,623
2,600	GameStop Corporation[b]	87,880
6,750	Google, Inc.[a]	3,553,200
6,750	Google, Inc., Class Aa	3,581,955
2,500	Harris Corporation	179,550
44,286	Hewlett-Packard Company	1,777,197
114,500	Intel Corporation	4,155,205
21,850	International Business Machines Corporation	3,505,614
6,750	Intuit, Inc.	622,282
9,150	Juniper Networks, Inc.	204,228
3,900	KLA-Tencor Corporation	274,248
3,800	Lam Research Corporation	301,492
5,650	Linear Technology Corporation	257,640
4,750	Microchip Technology, Inc.[b]	214,273
25,400	Micron Technology, Inc.[a]	889,254
195,900	Microsoft Corporation	9,099,555
5,055	Motorola Solutions, Inc.	339,089
7,450	NetApp, Inc.	308,803
12,200	NVIDIA Corporation	244,610
76,837	Oracle Corporation	3,455,360
7,700	Paychex, Inc.	355,509
39,500	QUALCOMM, Inc.	2,936,035
4,450	Red Hat, Inc.[a]	307,673
13,950	Salesforce.com, Inc.[a]	827,375
5,250	SanDisk Corporation	514,395
7,750	Seagate Technology plc	515,375
16,274	Symantec Corporation	417,509
9,650	TE Connectivity, Ltd.	610,363
3,650	Teradata Corporation[a]	159,432
25,050	Texas Instruments, Inc.	1,339,298
3,900	Total System Services, Inc.	132,444
2,600	VeriSign, Inc.[a,b]	148,200
5,200	Western Digital Corporation	575,640
12,380	Western Union Company[b]	221,726
25,535	Xerox Corporation	353,915
6,300	Xilinx, Inc.	272,727
20,950	Yahoo!, Inc.[a]	1,058,184

	Total	80,374,051

Materials (2.9%)
4,550	Air Products and Chemicals, Inc.	656,246
1,600	Airgas, Inc.	184,288
27,964	Alcoa, Inc.	441,552
2,569	Allegheny Technologies, Inc.	89,324
2,200	Avery Dennison Corporation	114,136
3,250	Ball Corporation	221,552
1,200	CF Industries Holdings, Inc.	327,048
26,293	Dow Chemical Company	1,199,224
21,511	E.l. du Pont de Nemours and Company	1,590,523
3,550	Eastman Chemical Company	269,303
6,350	Ecolab, Inc.	663,702
3,150	FMC Corporation	179,645
24,642	Freeport-McMoRan, Inc.	575,637
1,900	International Flavors & Fragrances, Inc.	192,584
10,021	International Paper Company	536,925
9,900	LyondellBasell Industries NV	785,961
1,450	Martin Marietta Materials, Inc.	159,964
3,981	MeadWestvaco Corporation	176,717
11,478	Monsanto Company	1,371,277
7,500	Mosaic Company	342,375
11,848	Newmont Mining Corporation	223,927
7,550	Nucor Corporation	370,327
3,900	Owens-Illinois, Inc.[a]	105,261
3,250	PPG Industries, Inc.	751,238
6,900	Praxair, Inc.	893,964
5,002	Sealed Air Corporation	212,235
2,800	Sigma-Aldrich Corporation	384,356
3,100	Vulcan Materials Company	203,763

	Total	13,223,054

Telecommunications Services (2.2%)
123,039	AT&T, Inc.	4,132,880
13,525	CenturyLink, Inc.	535,319
23,728	Frontier Communications Corporation[b]	158,266
6,601	Level 3 Communications, Inc.[a]	325,957
98,196	Verizon Communications, Inc.	4,593,609
14,307	Windstream Corporation[b]	117,890

	Total	9,863,921

Utilities (3.1%)
15,600	AES Corporation	214,812
2,805	AGL Resources, Inc.	152,901
5,750	Ameren Corporation	265,247
11,560	American Electric Power Company, Inc.	701,923
10,173	CenterPoint Energy, Inc.	238,353
6,500	CMS Energy Corporation	225,875
6,900	Consolidated Edison, Inc.	455,469
13,794	Dominion Resources, Inc.	1,060,759
4,150	DTE Energy Company	358,435
16,752	Duke Energy Corporation	1,399,462
7,700	Edison International, Inc.	504,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Common Stock (96.0%)	Value
Utilities (3.1%) - continued
4,250	Entergy Corporation	$371,790
20,324	Exelon Corporation	753,614
9,934	FirstEnergy Corporation	387,327
1,865	Integrys Energy Group, Inc.	145,190
10,350	NextEra Energy, Inc.	1,100,101
7,459	NiSource, Inc.	316,411
7,500	Northeast Utilities	401,400
8,000	NRG Energy, Inc.	215,600
5,950	Pepco Holdings, Inc.	160,234
11,200	PG&E Corporation	596,288
2,600	Pinnacle West Capital Corporation	177,606
15,700	PPL Corporation	570,381
11,950	Public Service Enterprise Group, Inc.	494,849
3,350	SCANA Corporation	202,340
5,475	Sempra Energy	609,696
21,300	Southern Company	1,046,043
5,550	TECO Energy, Inc.	113,720
5,350	Wisconsin Energy Corporation[b]	282,159
11,955	Xcel Energy, Inc.	429,424

	Total	13,951,605

	Total Common Stock (cost $239,640,497)	432,418,349

	Collateral Held for Securities Loaned (0.5%)
2,392,432	Thrivent Cash Management Trust	2,392,432

	Total Collateral Held for Securities Loaned (cost $2,392,432)	2,392,432

Shares or Principal Amount	Short-Term Investments (4.0%)[d]
17,782,007	Thrivent Cash Management Trust 0.060%	17,782,007

	Total Short-Term Investments (at amortized cost)	17,782,007

	Total Investments (cost $259,814,936) 100.5%	$452,592,788

	Other Assets and Liabilities, Net (0.5%)	(2,156,312)

	Total Net Assets 100.0%	$450,436,476

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	At December 31, 2014, $1,545,320 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$185,907,389
Gross unrealized depreciation	(8,391,979)

Net unrealized appreciation (depreciation)	$177,515,410

Cost for federal income tax purposes	$275,077,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	53,027,901	53,027,901	—	—
Consumer Staples	42,386,559	42,386,559	—	—
Energy	36,423,924	36,423,924	—	—
Financials	77,058,900	77,058,900	—	—
Health Care	61,140,378	61,140,378	—	—
Industrials	44,968,056	44,968,056	—	—
Information Technology	80,374,051	80,374,051	—	—
Materials	13,223,054	13,223,054	—	—
Telecommunications Services	9,863,921	9,863,921	—	—
Utilities	13,951,605	13,951,605	—	—
Collateral Held for Securities Loaned	2,392,432	2,392,432	—	—
Short-Term Investments	17,782,007	17,782,007	—	—

Total	$452,592,788	$452,592,788	$—	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	519,846	519,846	—	—

Total Asset Derivatives	$519,846	$519,846	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	170	March 2015	$16,925,554	$17,445,400	$519,846
Total Futures Contracts					$519,846

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$519,846
Total Equity Contracts		519,846

Total Asset Derivatives		$519,846

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	853,333
Total Equity Contracts		853,333

Total		$853,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	263,357
Total Equity Contracts		263,357

Total		$263,357

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$8,149,548	2.0%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$1,553,927	$18,513,397	$17,674,892	2,392,432	$2,392,432	$11,310
Cash Management Trust-Short Term Investment	6,939,002	26,015,802	15,172,797	17,782,007	17,782,007	4,195
Total Value and Income Earned	8,492,929				20,174,439	15,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (5.7%)[a]	Value
Communications Services (2.9%)
	Birch Communication Inc., Term Loan
$4,206,715	7.750%, 7/17/2020	$4,122,581
	Cengage Learning Aquisitions, Term Loan
5,379,350	7.000%, 3/31/2020	5,318,832
	Clear Channel Communications, Inc., Term Loan
65,243	3.819%, 1/29/2016	64,493
7,733,196	6.919%, 1/30/2019	7,274,695
2,487,127	7.669%, 7/30/2019	2,365,879
	IMG Worldwide, Inc., Term Loan
3,250,000	8.250%, 5/6/2022	3,095,625
	McGraw-Hill Global Education, LLC, Term Loan
2,228,113	5.750%, 3/22/2019	2,216,281

	Total	24,458,386

Consumer Cyclical (1.2%)
	Amaya BV, Term Loan
2,695,000	8.000%, 8/1/2022	2,654,575
	Mohegan Tribal Gaming Authority, Term Loan
2,682,900	5.500%, 11/19/2019	2,573,196
	Scientific Games International, Inc., Term Loan
5,050,000	6.000%, 10/1/2021	4,970,059

	Total	10,197,830

Consumer Non-Cyclical (0.9%)
	Albertsons, Inc., Term Loan
2,970,093	4.750%, 3/21/2019	2,947,818
	HCA, Inc., Term Loan
4,670,427	3.005%, 5/1/2018	4,624,470

	Total	7,572,288

Technology (0.7%)
	First Data Corporation, Term Loan
6,540,676	3.667%, 3/23/2018	6,405,807

	Total	6,405,807

	Total Bank Loans (cost $49,187,132)	48,634,311

	Long-Term Fixed Income (88.6%)
Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
2,042,749	5.746%, 5/25/2036[b]	1,486,269
1,800,000	6.011%, 5/25/2036[b]	1,273,599

	Total	2,759,868

Basic Materials (5.5%)
	APERAM
2,645,000	7.750%, 4/1/2018*	2,697,900
	Bluescope Steel, Ltd.
1,590,000	7.125%, 5/1/2018*	1,645,650
	First Quantum Minerals, Ltd.
3,535,000	6.750%, 2/15/2020[c]	3,199,175
3,535,000	7.000%, 2/15/2021[c]	3,181,500
	FMG Resources Pty. Ltd.
1,590,000	6.000%, 4/1/2017[c,d]	1,520,437
5,550,000	8.250%, 11/1/2019[c,d]	5,050,500
	Graphic Packaging International, Inc.
790,000	4.750%, 4/15/2021	795,925
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
6,410,000	8.875%, 2/1/2018	5,704,900
	INEOS Group Holdings SA
3,245,000	6.125%, 8/15/2018[c,d]	3,107,087
	Magnetation, LLC
3,720,000	11.000%, 5/15/2018*,d	2,566,800
	Midwest Vanadium, Pty. Ltd.
3,430,000	11.500%, 2/15/2018*	514,500
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	4,187,000
	Rayonier AM Products, Inc.
1,190,000	5.500%, 6/1/2024[c]	977,288
	Resolute Forest Products, Inc.
3,815,000	5.875%, 5/15/2023	3,624,250
	Ryerson, Inc.
2,100,000	9.000%, 10/15/2017	2,157,750
	Sappi Papier Holding GmbH
2,645,000	8.375%, 6/15/2019[c]	2,830,150
	Signode Industrial Group Lux SA
1,080,000	6.375%, 5/1/2022[c]	1,053,000
	Tembec Industries, Inc.
2,660,000	9.000%, 12/15/2019[c]	2,616,775

	Total	47,430,587

Capital Goods (8.5%)
	Abengoa Finance SAU
3,250,000	7.750%, 2/1/2020[c]	2,868,125
	Abengoa Greenfield SA
3,460,000	6.500%, 10/1/2019[c]	2,958,300
	Berry Plastics Corporation
2,710,000	5.500%, 5/15/2022	2,750,650
	Brand Energy & Infrastructure Services, Inc.
2,170,000	8.500%, 12/1/2021[c]	1,953,000
	Case New Holland, Inc.
2,550,000	7.875%, 12/1/2017	2,805,000
	Cemex Finance, LLC
2,695,000	9.375%, 10/12/2017[c]	3,004,925
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[c]	2,667,500
	CNH Capital, LLC
2,150,000	3.625%, 4/15/2018	2,117,750
	CTP Transportation Products, LLC
3,245,000	8.250%, 12/15/2019*	3,423,475
	Graphic Packaging International, Inc.
530,000	4.875%, 11/15/2022	532,650
	Huntington Ingalls Industries, Inc.
925,000	5.000%, 12/15/2021[c]	941,188
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020	5,108,400
	Milacron, LLC
2,640,000	7.750%, 2/15/2021[c]	2,692,800
	Moog, Inc.
1,725,000	5.250%, 12/1/2022[c]	1,746,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (88.6%)	Value
Capital Goods (8.5%) - continued
	Nortek, Inc.
$3,640,000	8.500%, 4/15/2021	$3,894,800
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,869,050
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019	1,635,300
2,160,000	9.875%, 8/15/2019	2,289,600
2,100,000	5.750%, 10/15/2020	2,152,500
2,630,000	8.250%, 2/15/2021	2,695,750
	RSC Equipment Rental, Inc.
3,120,000	8.250%, 2/1/2021	3,400,800
	Safeway Group Holding, LLC
3,175,000	7.000%, 5/15/2018[c]	3,016,250
	Silgan Holdings, Inc.
3,970,000	5.000%, 4/1/2020	4,029,550
	Tekni-Plex, Inc.
2,305,000	9.750%, 6/1/2019[c]	2,500,925
	United Rentals North America, Inc.
1,070,000	7.375%, 5/15/2020	1,155,600
1,625,000	6.125%, 6/15/2023	1,706,250
	UR Financing Escrow Corporation
4,250,000	7.625%, 4/15/2022	4,672,875

	Total	72,589,575

Communications Services (16.4%)
	Altice Financing SA
1,080,000	6.500%, 1/15/2022[c]	1,055,700
	Altice Finco SA
1,050,000	9.875%, 12/15/2020[c]	1,122,379
540,000	8.125%, 1/15/2024[c]	526,500
	AMC Networks, Inc.
4,810,000	7.750%, 7/15/2021	5,146,700
	CCO Holdings, LLC
1,610,000	7.000%, 1/15/2019	1,670,375
800,000	7.375%, 6/1/2020	848,000
2,165,000	5.250%, 3/15/2021	2,181,238
2,165,000	5.250%, 9/30/2022	2,159,588
	CenturyLink, Inc.
1,420,000	6.450%, 6/15/2021	1,522,950
	Cequel Communications Escrow 1, LLC
3,500,000	6.375%, 9/15/2020[c]	3,622,500
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,150,000
	Columbus International, Inc.
5,060,000	7.375%, 3/30/2021[c]	5,262,400
	Digicel, Ltd.
4,210,000	8.250%, 9/1/2017[c]	4,262,625
1,680,000	7.000%, 2/15/2020*	1,661,520
3,220,000	6.000%, 4/15/2021[c]	3,010,700
	DISH DBS Corporation
2,645,000	5.125%, 5/1/2020	2,664,838
1,330,000	5.000%, 3/15/2023	1,286,775
	Eileme 2 AB
4,260,000	11.625%, 1/31/2020*	4,771,200
	Equinix, Inc.
3,185,000	5.750%, 1/1/2025	3,212,869
	Frontier Communications Corporation
3,255,000	8.125%, 10/1/2018	3,653,737
500,000	6.250%, 9/15/2021	502,500
1,000,000	6.875%, 1/15/2025	1,000,000
	Gray Television, Inc.
2,710,000	7.500%, 10/1/2020	2,791,300
	Hughes Satellite Systems Corporation
4,850,000	6.500%, 6/15/2019	5,201,625
	Intelsat Jackson Holdings SA
7,470,000	7.250%, 10/15/2020	7,890,187
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022[c]	3,015,000
	Level 3 Financing, Inc.
4,230,000	8.625%, 7/15/2020	4,563,112
1,620,000	6.125%, 1/15/2021	1,676,700
	McGraw-Hill Global Education Holdings, LLC
5,295,000	9.750%, 4/1/2021	5,850,975
	MDC Partners, Inc.
3,730,000	6.750%, 4/1/2020[c]	3,841,900
	Nielsen Finance, LLC
1,350,000	5.000%, 4/15/2022[c]	1,356,750
	Numerciable-SFR
2,710,000	6.250%, 5/15/2024[c]	2,730,325
	Numericable-SFR
4,590,000	6.000%, 5/15/2022[c]	4,615,245
	Sprint Communications, Inc.
8,180,000	9.000%, 11/15/2018[c]	9,303,932
2,870,000	7.000%, 3/1/2020[c]	3,099,600
	T-Mobile USA, Inc.
3,790,000	6.542%, 4/28/2020	3,913,175
1,080,000	6.125%, 1/15/2022	1,096,200
1,080,000	6.500%, 1/15/2024	1,107,000
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[c]	5,329,500
	Univision Communications, Inc.
2,713,000	6.750%, 9/15/2022[c]	2,902,910
	UPCB Finance V, Ltd.
1,600,000	7.250%, 11/15/2021[c]	1,750,000
	Verizon Communications, Inc.
1,560,000	5.150%, 9/15/2023	1,722,603
	West Corporation
3,790,000	5.375%, 7/15/2022[c]	3,628,925
	Wind Acquisition Finance SA
6,040,000	4.750%, 7/15/2020[c]	5,647,400
1,025,000	7.375%, 4/23/2021[c]	967,395

	Total	140,296,853

Consumer Cyclical (11.6%)
	AMC Entertainment, Inc.
2,710,000	5.875%, 2/15/2022[d]	2,750,650
	Beazer Homes USA, Inc.
2,710,000	5.750%, 6/15/2019	2,601,600
	Brookfield Residential Properties, Inc.
2,630,000	6.500%, 12/15/2020[c]	2,748,350
2,110,000	6.125%, 7/1/2022[c]	2,194,400
	Choice Hotels International, Inc.
6,750,000	5.750%, 7/1/2022	7,239,375
	Chrysler Group, LLC
2,770,000	8.000%, 6/15/2019	2,911,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (88.6%)	Value
Consumer Cyclical (11.6%) - continued
$2,100,000	8.250%, 6/15/2021	$2,325,750
	Churchill Downs, Inc.
3,536,000	5.375%, 12/15/2021	3,536,000
	Cinemark USA, Inc.
5,475,000	4.875%, 6/1/2023	5,173,875
	CST Brands, Inc.
2,110,000	5.000%, 5/1/2023	2,131,100
	Eldorado Resorts, LLC
6,015,000	8.625%, 6/15/2019*	6,285,675
	General Motors Financial Company, Inc.
1,310,000	6.750%, 6/1/2018	1,483,575
	GLP Capital, LP
815,000	5.375%, 11/1/2023	843,525
	Hilton Worldwide Finance, LLC
3,350,000	5.625%, 10/15/2021	3,500,750
	Jaguar Land Rover Automotive plc
2,490,000	4.125%, 12/15/2018[c]	2,502,450
665,000	4.250%, 11/15/2019[c]	669,988
1,050,000	5.625%, 2/1/2023[c]	1,105,125
	KB Home
1,070,000	7.250%, 6/15/2018	1,139,550
1,087,000	4.750%, 5/15/2019	1,070,695
2,000,000	8.000%, 3/15/2020	2,190,000
1,580,000	7.500%, 9/15/2022	1,674,800
	L Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,766,250
1,860,000	5.625%, 2/15/2022	1,999,500
	Lear Corporation
2,760,000	4.750%, 1/15/2023	2,753,100
	LKQ Corporation
2,910,000	4.750%, 5/15/2023	2,793,600
	Mohegan Tribal Gaming Authority
3,980,000	9.750%, 9/1/2021[d]	4,059,600
	Neiman Marcus Group, Ltd., LLC
3,240,000	8.000%, 10/15/2021[c]	3,426,300
2,160,000	8.750%, 10/15/2021[c,d]	2,289,600
	New Cotai, LLC
5,194,992	10.625%, 5/1/2019*	5,480,717
	Rite Aid Corporation
3,165,000	6.750%, 6/15/2021[d]	3,267,862
	Scientific Games International, Inc.
4,605,000	6.625%, 5/15/2021[c,d]	3,211,988
	Seminole Indian Tribe of Florida
3,800,000	7.804%, 10/1/2020*	4,028,000
	Studio City Finance, Ltd.
5,240,000	8.500%, 12/1/2020[c,d]	5,502,000
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015*	3,005,100

	Total	99,662,812

Consumer Non-Cyclical (10.3%)
	Aviv Healthcare Properties, LP
3,240,000	6.000%, 10/15/2021	3,369,600
	B&G Foods, Inc.
3,700,000	4.625%, 6/1/2021	3,611,570
	Cott Beverages, Inc.
3,265,000	5.375%, 7/1/2022[c]	2,995,638
	Envision Healthcare Corporation
3,795,000	5.125%, 7/1/2022[c]	3,766,538
	Fresenius Medical Care US Finance, Inc.
2,660,000	6.500%, 9/15/2018[c]	2,939,300
2,150,000	5.750%, 2/15/2021[c]	2,292,437
	Grifols Worldwide Operations, Ltd.
2,710,000	5.250%, 4/1/2022[c]	2,771,517
	HCA, Inc.
650,000	3.750%, 3/15/2019	650,813
2,645,000	6.500%, 2/15/2020	2,963,722
4,810,000	5.875%, 3/15/2022	5,266,950
3,360,000	4.750%, 5/1/2023	3,418,800
	JBS Finance II, Ltd.
4,550,000	8.250%, 1/29/2018*	4,652,375
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[c]	3,193,125
	Kindred Escrow Corporation II
3,090,000	8.750%, 1/15/2023[c,d]	3,325,613
	MPH Acquisition Holdings, LLC
3,795,000	6.625%, 4/1/2022[c]	3,880,388
	Omnicare, Inc.
530,000	4.750%, 12/1/2022	536,625
2,545,000	5.000%, 12/1/2024	2,608,625
	Ortho-Clinical Diagnostics, Inc.
4,600,000	6.625%, 5/15/2022[c]	4,134,250
	Prestige Brands, Inc.
1,080,000	5.375%, 12/15/2021[c]	1,061,100
	Revlon Consumer Products Corporation
4,760,000	5.750%, 2/15/2021	4,760,000
	Spectrum Brands Escrow Corporation
2,220,000	6.375%, 11/15/2020	2,314,350
2,030,000	6.625%, 11/15/2022	2,146,725
	Teleflex, Inc.
1,685,000	6.875%, 6/1/2019	1,756,612
2,525,000	5.250%, 6/15/2024[c]	2,525,000
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,489,947
4,335,000	8.125%, 4/1/2022	4,844,362
	TreeHouse Foods, Inc.
2,165,000	4.875%, 3/15/2022[d]	2,192,062
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[c]	2,772,250
	Visant Corporation
2,170,000	10.000%, 10/1/2017	1,882,475
	VPII Escrow Corporation
1,850,000	7.500%, 7/15/2021[c]	1,998,000

	Total	88,120,769

Energy (11.8%)
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022[c]	1,493,863
	Bonanza Creek Energy, Inc.
5,085,000	6.750%, 4/15/2021	4,474,800
	Calumet Specialty Products Partners, LP
4,060,000	6.500%, 4/15/2021[c]	3,613,400
	Chaparral Energy, Inc.
4,150,000	7.625%, 11/15/2022	2,718,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (88.6%)	Value
Energy (11.8%) - continued
	Chesapeake Energy Corporation
$1,520,000	4.875%, 4/15/2022[d]	$1,478,200
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	4,953,300
	Crestwood Midstream Partners, LP
2,435,000	6.125%, 3/1/2022	2,325,425
	Diamondback Energy, Inc.
4,555,000	7.625%, 10/1/2021	4,446,819
	Energy XXI Gulf Coast, Inc.
2,170,000	7.750%, 6/15/2019	1,291,150
1,360,000	6.875%, 3/15/2024[c,d]	734,400
	Exterran Partners, LP
3,780,000	6.000%, 4/1/2021	3,288,600
	Halcon Resources Corporation
1,585,000	8.875%, 5/15/2021[d]	1,192,713
	Hornbeck Offshore Services, Inc.
1,590,000	5.000%, 3/1/2021	1,303,800
	Jones Energy Holdings, LLC
4,795,000	6.750%, 4/1/2022[c]	3,644,200
	Kodiak Oil & Gas Corporation
3,180,000	5.500%, 1/15/2021	3,187,950
1,580,000	5.500%, 2/1/2022	1,583,950
	Laredo Petroleum, Inc.
4,330,000	5.625%, 1/15/2022	3,788,750
	Linn Energy, LLC
1,750,000	8.625%, 4/15/2020	1,522,500
2,195,000	7.750%, 2/1/2021	1,849,287
	Markwest Energy Partners, LP
1,729,000	6.250%, 6/15/2022	1,789,515
	MEG Energy Corporation
1,055,000	6.500%, 3/15/2021[c]	962,687
3,160,000	6.375%, 1/30/2023[c]	2,820,300
1,800,000	7.000%, 3/31/2024[c]	1,629,000
	Memorial Production Partners, LP
3,170,000	7.625%, 5/1/2021	2,536,000
	Northern Tier Energy, LLC
3,020,000	7.125%, 11/15/2020	3,050,200
	Oasis Petroleum, Inc.
2,670,000	7.250%, 2/1/2019[d]	2,549,850
1,590,000	6.500%, 11/1/2021	1,446,900
2,000,000	6.875%, 3/15/2022[d]	1,820,000
	Offshore Group Investment, Ltd.
4,230,000	7.125%, 4/1/2023	3,003,300
	Pacific Drilling V, Ltd.
3,538,000	7.250%, 12/1/2017[c]	3,184,200
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020	2,205,000
1,060,000	6.500%, 12/15/2021	898,350
1,350,000	5.250%, 11/15/2024[c]	1,107,000
	Range Resources Corporation
1,055,000	5.000%, 3/15/2023	1,055,000
	Rice Energy, Inc.
4,605,000	6.250%, 5/1/2022[c,d]	4,282,650
	Rosetta Resources, Inc.
3,790,000	5.875%, 6/1/2024	3,373,100
	Sabine Pass Liquefaction, LLC
3,250,000	5.750%, 5/15/2024	3,189,063
	Samson Investment Company
5,540,000	9.750%, 2/15/2020	2,295,637
	Tesoro Logistics, LP
2,400,000	5.500%, 10/15/2019[c]	2,382,000
2,130,000	6.250%, 10/15/2022[c]	2,124,675
	United Refining Company
3,062,000	10.500%, 2/28/2018	3,153,860
	Western Refining, Inc.
1,060,000	6.250%, 4/1/2021	1,033,500

	Total	100,783,144

Financials (9.1%)
	AerCap Ireland Capital, Ltd.
3,190,000	5.000%, 10/1/2021[c]	3,301,650
	Ally Financial, Inc.
5,590,000	7.500%, 9/15/2020	6,554,275
	Aviv Healthcare Properties, LP
5,270,000	7.750%, 2/15/2019	5,491,340
	Banco do Brasil SA/Cayman Islands
1,750,000	6.250%, 12/31/2049[c,e]	1,277,500
	BBVA International Preferred SA Unipersonal
1,585,000	5.919%, 12/29/2049[d,e]	1,613,213
	CIT Group, Inc.
3,795,000	3.875%, 2/19/2019	3,785,512
	Credit Agricole SA
1,065,000	6.625%, 9/29/2049[c,e]	1,032,251
	CyrusOne, LP
4,540,000	6.375%, 11/15/2022	4,846,450
	DDR Corporation
780,000	4.625%, 7/15/2022	832,656
	Denali Borrower, LLC
6,680,000	5.625%, 10/15/2020[c,d]	6,950,540
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	3,934,138
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[c]	3,780,269
	HSBC Holdings plc
1,065,000	6.375%, 12/29/2049[e]	1,075,650
	Icahn Enterprises, LP
5,500,000	4.875%, 3/15/2019	5,486,250
8,235,000	6.000%, 8/1/2020	8,483,697
3,240,000	5.875%, 2/1/2022	3,254,175
	ILFC E-Capital Trust II
1,895,000	6.250%, 12/21/2065[c,f]	1,828,675
	International Lease Finance Corporation
1,600,000	8.875%, 9/1/2017	1,804,000
	Jefferies Finance, LLC
2,650,000	7.375%, 4/1/2020*	2,464,500
	Lloyds Banking Group plc
1,080,000	6.657%, 1/29/2049[c,e]	1,152,900
	MPT Operating Partnership, LP
2,675,000	6.875%, 5/1/2021	2,862,250
1,192,000	6.375%, 2/15/2022	1,266,500
	Royal Bank of Scotland Group plc
2,115,000	7.640%, 3/29/2049[e]	2,220,750
	RPH Hotel Properties, LP
790,000	5.000%, 4/15/2021	786,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (88.6%)	Value
Financials (9.1%) - continued
	TMX Finance, LLC
$1,585,000	8.500%, 9/15/2018[c]	$1,331,400

	Total	77,416,591

Technology (5.4%)
	AECOM Technology Corporation
2,660,000	5.750%, 10/15/2022[c]	2,719,850
	Alliance Data Systems Corporation
4,190,000	5.250%, 12/1/2017[c]	4,315,700
2,700,000	5.375%, 8/1/2022[c]	2,666,250
	Amkor Technology, Inc.
3,130,000	6.625%, 6/1/2021	3,098,700
	Anixter, Inc.
3,455,000	5.125%, 10/1/2021	3,455,000
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023	3,638,400
	First Data Corporation
500,000	7.375%, 6/15/2019[c]	526,250
1,850,000	12.625%, 1/15/2021	2,196,875
2,113,000	11.750%, 8/15/2021	2,424,668
	Flextronics International, Ltd.
3,000,000	4.625%, 2/15/2020	3,045,000
	Freescale Semiconductor, Inc.
1,355,000	8.050%, 2/1/2020[d]	1,429,525
2,400,000	10.750%, 8/1/2020	2,622,000
	Infor US, Inc.
3,090,000	9.375%, 4/1/2019	3,306,300
	Micron Technology, Inc.
1,625,000	5.875%, 2/15/2022[c]	1,706,250
	NXP BV/NXP Funding, LLC
3,715,000	5.750%, 3/15/2023[c]	3,910,037
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[c]	4,845,650

	Total	45,906,455

Transportation (4.8%)
	Algeco Scotsman Global Finance plc
3,680,000	8.500%, 10/15/2018[c]	3,551,200
	American Airlines Pass Through Trust
3,964,262	5.600%, 7/15/2020[c]	4,043,547
	Avis Budget Car Rental, LLC
3,670,000	5.125%, 6/1/2022[c]	3,706,700
3,550,000	5.500%, 4/1/2023	3,621,000
	Continental Airlines, Inc.
1,560,000	6.125%, 4/29/2018	1,618,500
	Delta Air Lines Pass Through Trust
2,446,056	6.875%, 5/7/2019*	2,690,662
	Dynagas LNG Partners, LP
2,130,000	6.250%, 10/30/2019	1,980,900
	Eletson Holdings, Inc.
2,170,000	9.625%, 1/15/2022*	2,126,600
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	1,871,775
	Navios Maritime Holdings, Inc.
2,220,000	8.125%, 2/15/2019 [d]	1,953,600
1,895,000	8.125%, 11/15/2021[c]	1,847,625
	Navios South American Logistics, Inc.
1,900,000	7.250%, 5/1/2022[c]	1,881,000
	Teekay Offshore Partners, LP
3,790,000	6.000%, 7/30/2019	3,486,800
	Ultrapetrol Bahamas, Ltd.
3,720,000	8.875%, 6/15/2021	3,924,600
	United Airlines Pass Through Trust
1,560,000	5.375%, 8/15/2021	1,583,400
	XPO Logistics, Inc.
1,330,000	7.875%, 9/1/2019[c]	1,389,850

	Total	41,277,759

U.S. Government and Agencies (0.1%)
	U.S. Treasury Notes
1,000,000	0.250%, 3/31/2015[g]	1,000,352

	Total	1,000,352

Utilities (4.8%)
	Access Midstream Partners, LP
2,615,000	4.875%, 5/15/2023	2,654,225
	AES Corporation
2,900,000	7.375%, 7/1/2021	3,277,000
	Atlas Pipeline Partners, LP
5,119,000	4.750%, 11/15/2021	4,863,050
	Calpine Corporation
4,870,000	5.375%, 1/15/2023	4,918,700
	Chesapeake Midstream Partners, LP
930,000	6.125%, 7/15/2022	988,125
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,762,500
1,850,000	6.375%, 10/1/2022	1,961,000
	Dynegy Finance I, Inc.
2,660,000	7.625%, 11/1/2024[c]	2,713,200
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
1,065,000	6.750%, 11/1/2019[c]	1,083,638
	Electricite de France SA
2,500,000	5.250%, 12/29/2049[c,e]	2,562,500
	Holly Energy Partners, LP
930,000	6.500%, 3/1/2020	920,700
	MarkWest Energy Partners, LP
3,590,000	4.875%, 12/1/2024[d]	3,509,225
	Regency Energy Partners, LP
4,650,000	5.500%, 4/15/2023	4,487,250
	Targa Resources Partners, LP
4,720,000	5.250%, 5/1/2023	4,554,800

	Total	41,255,913

	Total Long-Term Fixed Income (cost $769,030,427)	758,500,678

Shares	Preferred Stock (1.1%)	Value
Financials (0.9%)
62,331	Citigroup, Inc., 6.875%[e]	1,656,758
48,000	Discover Financial Services, 6.500%[e]	1,216,320
86,021	Goldman Sachs Group, Inc., 5.500%[e]	2,098,912
20,016	Morgan Stanley, 6.875%[e]	532,626
18,720	PNC Financial Services Group, Inc., 6.125%[e]	519,667

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares	Preferred Stock (1.1%)	Value
Financials (0.9%) - continued
1,560	Wells Fargo & Company, Convertible, 7.500%[e]	$1,881,360

	Total	7,905,643

Materials (0.2%)
43,350	CHS, Inc., 7.100%[e]	1,138,371

	Total	1,138,371

	Total Preferred Stock (cost $9,184,908)	9,044,014

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
473	Lear Corporation	46,392
121,520	TVMAX Holdings, Inc.[h,i]	12

	Total	46,404

Financials (<0.1%)
10	New Cotai, LLC[h,i]	183,194

	Total	183,194

	Total Common Stock (cost $6,604,148)	229,598

	Collateral Held for Securities Loaned (6.5%)
55,520,434	Thrivent Cash Management Trust	55,520,434

	Total Collateral Held for Securities Loaned (cost $55,520,434)	55,520,434

Shares or Principal Amount	Short-Term Investments (3.1%)[j]
	Federal National Mortgage Association Discount Notes
800,000	0.140%, 4/22/2015	799,655
450,000	0.150%, 5/6/2015	449,765
	Thrivent Cash Management Trust
25,362,738	0.060%	25,362,738

	Total Short-Term Investments (at amortized cost)	26,612,158

	Total Investments (cost $916,139,207) 105.0%	$898,541,193

	Other Assets and Liabilities, Net (5.0%)	(42,744,263)

	Total Net Assets 100.0%	$855,796,930

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $268,345,337 or 31.4% of total net assets.
d	All or a portion of the security is on loan.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
g	At December 31, 2014, $1,000,352 of investments were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
h	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
APERAM, 4/1/2018	3/25/2011	$2,635,553
Bluescope Steel, Ltd., 5/1/2018	4/11/2013	1,590,000
CTP Transportation Products, LLC, 12/15/2019	12/13/2013	3,369,384
Delta Air Lines Pass Through Trust, 5/7/2019	5/3/2013	2,584,750
Digicel, Ltd., 2/15/2020	2/7/2012	1,680,000
Eileme 2 AB, 1/31/2020	1/19/2012	4,179,060
Eldorado Resorts, LLC, 6/15/2019	5/19/2011	6,007,062
Eletson Holdings, Inc., 1/15/2022	12/12/2013	2,139,989
JBS Finance II, Ltd., 1/29/2018	7/22/2010	4,487,847
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,650,000
Magnetation, LLC, 5/15/2018	5/15/2013	3,814,400
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	3,245,874
New Cotai, LLC, 5/1/2019	4/12/2013	5,042,020
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	3,570,453
Tunica-Biloxi Gaming Authority, 11/15/2015	11/8/2005	4,764,756

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,654,667
Gross unrealized depreciation	(39,505,404)

Net unrealized appreciation (depreciation)	$(17,850,737)

Cost for federal income tax purposes	$916,391,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Communications Services	24,458,386	—	20,335,805	4,122,581
Consumer Cyclical	10,197,830	—	10,197,830	—
Consumer Non-Cyclical	7,572,288	—	7,572,288	—
Technology	6,405,807	—	6,405,807	—
Long-Term Fixed Income
Asset-Backed Securities	2,759,868	—	2,759,868	—
Basic Materials	47,430,587	—	47,430,587	—
Capital Goods	72,589,575	—	72,589,575	—
Communications Services	140,296,853	—	140,296,853	—
Consumer Cyclical	99,662,812	—	99,662,812	—
Consumer Non-Cyclical	88,120,769	—	88,120,769	—
Energy	100,783,144	—	100,783,144	—
Financials	77,416,591	—	77,416,591	—
Technology	45,906,455	—	45,906,455	—
Transportation	41,277,759	—	41,277,759	—
U.S. Government and Agencies	1,000,352	—	1,000,352	—
Utilities	41,255,913	—	41,255,913	—
Preferred Stock
Financials	7,905,643	7,905,643	—	—
Materials	1,138,371	1,138,371	—	—
Common Stock
Consumer Discretionary	46,404	46,392	—	12
Financials	183,194	—	—	183,194
Collateral Held for Securities Loaned	55,520,434	55,520,434	—	—
Short-Term Investments	26,612,158	25,362,738	1,249,420	—

Total	$898,541,193	$89,973,578	$804,261,828	$4,305,787

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Credit Default Swaps	266,087	—	266,087	—

Total Asset Derivatives	$266,087	$—	$266,087	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 23, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	12/20/2019	($16,000,000)	$266,087	$266,087
Total Credit Default Swaps				$266,087	$266,087

1	As the buyer of protection, High Yield Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments High Yield Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	$266,087
Total Credit Contracts		266,087

Total Asset Derivatives		$266,087

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(40,886)
Total Equity Contracts		(40,886)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	27,258
Total Credit Contracts		27,258

Total		($13,628)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	266,087
Total Credit Contracts		266,087

Total		$266,087

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$5,738,255	0.6%	N/A
Credit Contracts	N/A	N/A	$42,528

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$50,419,210	$275,992,077	$270,890,853	55,520,434	$55,520,434	$142,479
Cash Management Trust- ShortTerm Investment	14,622,201	274,263,025	263,522,488	25,362,738	25,362,738	14,824
Total Value and Income Earned	65,041,411				80,883,172	157,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.1%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$1,613,081	3.750%, 6/30/2019	$1,461,451
	Ineos Group Holdings, Ltd., Term Loan
1,548,933	3.750%, 5/4/2018	1,498,422

	Total	2,959,873

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
1,554,667	3.750%, 10/9/2019	1,506,565
	Berry Plastics Group, Inc., Term Loan
1,572,000	3.500%, 2/8/2020	1,518,096

	Total	3,024,661

Communications Services (1.4%)
	Charter Communications Operating, LLC, Term Loan
945,600	3.000%, 1/3/2021	925,705
	Clear Channel Communications, Inc., Term Loan
10,081	3.819%, 1/29/2016	9,965
1,194,893	6.919%, 1/30/2019	1,124,047
384,298	7.669%, 7/30/2019	365,563
	Cumulus Media Holdings, Inc., Term Loan
1,377,465	4.250%, 12/23/2020	1,333,841
	Hargray Communications Group, Inc., Term Loan
1,543,482	5.250%, 6/26/2019	1,531,906
	Intelsat Jackson Holdings SA, Term Loan
1,789,713	3.750%, 6/30/2019	1,760,630
	Level 3 Communications, Inc., Term Loan
1,600,000	4.000%, 1/15/2020	1,586,000
	McGraw-Hill Global Education, LLC, Term Loan
672,638	5.750%, 3/22/2019	669,066
	NEP/NCP Holdco, Inc., Term Loan
1,572,140	4.250%, 1/22/2020	1,535,462
	TNS, Inc., Term Loan
1,506,845	5.000%, 2/14/2020	1,489,894
	Univision Communications, Inc., Term Loan
1,634,163	4.000%, 3/1/2020	1,595,761
	Virgin Media Investment Holdings, Ltd., Term Loan
1,600,000	3.500%, 6/7/2020	1,568,976
	WideOpenWest Finance, LLC, Term Loan
1,572,000	4.750%, 4/1/2019	1,559,235
	Yankee Cable Acquisition, LLC, Term Loan
1,517,067	4.500%, 3/1/2020	1,507,585
	Zayo Group, LLC, Term Loan
1,567,861	4.000%, 7/2/2019	1,548,890

	Total	20,112,526

Consumer Cyclical (0.4%)

	Burlington Coat Factory Warehouse Corporation, Term Loan
1,395,076	4.250%, 8/13/2021	1,375,029
	Chrysler Group, LLC, Term Loan
1,551,858	3.500%, 5/24/2017	1,540,498
	MGM Resorts lnternational, Term Loan
940,800	3.500%, 12/20/2019	914,345
	ROC Finance, LLC, Term Loan
1,580,000	5.000%, 6/20/2019	1,461,500

	Total	5,291,372

Consumer Non-Cyclical (0.5%)
	Albertsons, Inc., Term Loan
1,713,077	4.750%, 3/21/2019	1,700,228
	Biomet, Inc., Term Loan
1,533,903	3.670%, 7/25/2017	1,524,592
	CHS/Community Health Systems, Inc., Term Loan
432,157	3.486%, 1/25/2017	429,275
1,151,843	4.250%, 1/27/2021	1,147,765
	Roundy’s Supermarkets, Inc., Term Loan
1,304,030	5.750%, 3/3/2021	1,220,351
	Visant Corporation, Term Loan
1,231,114	7.000%, 9/23/2021	1,194,181

	Total	7,216,392

Energy (0.2%)
	Arch Coal, Inc., Term Loan
1,564,926	6.250%, 5/16/2018	1,291,722
	McJunkin Red Man Corporation, Term Loan
632,000	5.000%, 11/8/2019	579,860
	Offshore Group Investment, Ltd., Term Loan
786,000	5.750%, 3/28/2019	585,570

	Total	2,457,152

Financials (0.1%)
	WaveDivision Holdings, LLC, Term Loan
1,568,000	4.000%, 10/15/2019	1,541,861

	Total	1,541,861

Technology (0.5%)
	BMC Software, Inc., Term Loan
1,518,892	5.000%, 9/10/2020	1,474,282
	First Data Corporation, Term Loan
1,600,000	3.667%, 3/23/2018	1,567,008
	Freescale Semiconductor, Inc., Term Loan
1,572,120	4.250%, 2/28/2020	1,531,842
	Infor US, Inc., Term Loan
1,103,614	3.750%, 6/3/2020	1,069,204
	SunGard Data Systems, Inc., Term Loan
435,845	4.000%, 3/8/2020	430,942
	Syniverse Holdings, Inc., Term Loan
614,289	4.000%, 4/23/2019	595,092

	Total	6,668,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (4.1%)[a]	Value
Transportation (0.3%)
	American Airlines, Inc., Term Loan
$1,556,300	3.750%, 6/27/2019	$1,537,500
	Delta Air Lines, Inc., Term Loan
2,386,927	3.250%, 4/20/2017[b,c]	2,357,091

	Total	3,894,591

Utilities (0.3%)
	Calpine Corporation, Term Loan
1,262,124	4.000%, 4/1/2018	1,246,663
1,270,750	4.000%, 10/9/2019	1,252,489
	NGPL PipeCo, LLC, Term Loan
1,366,926	6.750%, 9/15/2017	1,324,210

	Total	3,823,362

	Total Bank Loans (cost $58,585,426)	56,990,160

	Long-Term Fixed Income (91.7%)
Asset-Backed Securities (0.9%)
	GMAC Mortgage Corporation Loan Trust
3,009,242	0.350%, 8/25/2035[d,e]	2,660,585
3,623,587	0.350%, 12/25/2036[d,e]	3,163,485
	IndyMac Seconds Asset-Backed Trust
550,951	0.510%, 10/25/2036[d,e]	332,953
	Renaissance Home Equity Loan Trust
2,334,570	5.746%, 5/25/2036[f]	1,698,594
2,000,000	6.011%, 5/25/2036[f]	1,415,110
	Vericrest Opportunity Loan Transferee
2,052,871	3.625%, 10/27/2053[g]	2,054,312

	Total	11,325,039

Basic Materials (4.9%)
	Albemarle Corporation
3,150,000	4.150%, 12/1/2024	3,200,419
	Alcoa, Inc.
1,260,000	5.125%, 10/1/2024	1,335,310
	Anglo American Capital plc
1,910,000	4.125%, 4/15/2021[g]	1,916,418
	ArcelorMittal
2,750,000	5.750%, 8/5/2020[h]	2,853,125
	Barrick Gold Corporation
1,920,000	3.850%, 4/1/2022	1,847,699
1,910,000	4.100%, 5/1/2023	1,858,808
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,747,667
	First Quantum Minerals, Ltd.
1,084,000	6.750%, 2/15/2020[g]	981,020
1,084,000	7.000%, 2/15/2021[g]	975,600
	Freeport-McMoRan, Inc.
4,470,000	3.550%, 3/1/2022	4,224,646
3,175,000	3.875%, 3/15/2023	2,993,504
2,520,000	4.550%, 11/14/2024	2,446,991
	Georgia-Pacific, LLC
2,190,000	5.400%, 11/1/2020[g]	2,464,271
3,780,000	3.163%, 11/15/2021[g]	3,802,589
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[g]	3,102,914
	International Paper Company
3,190,000	4.800%, 6/15/2044	3,257,641
	LYB International Finance BV
2,555,000	4.000%, 7/15/2023	2,613,617
1,280,000	4.875%, 3/15/2044	1,316,819
	LyondellBasell Industries NV
3,170,000	6.000%, 11/15/2021	3,648,540
	Mosaic Company
2,145,000	4.250%, 11/15/2023	2,263,393
1,590,000	5.450%, 11/15/2033	1,798,937
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	3,760,832
	Sappi Papier Holding GmbH
1,910,000	6.625%, 4/15/2021[g]	1,957,750
	Vale Overseas, Ltd.
1,900,000	4.625%, 9/15/2020	1,919,845
	Vale SA
1,930,000	5.625%, 9/11/2042	1,797,621
	Weyerhaeuser Company
1,265,000	4.625%, 9/15/2023	1,362,557
2,570,000	7.375%, 3/15/2032	3,421,567
	Xstrata Finance Canada, Ltd.
2,560,000	4.250%, 10/25/2022[g]	2,547,453
	Yara International ASA
50,000	7.875%, 6/11/2019[g]	59,572

	Total	68,477,125

Capital Goods (2.0%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[g]	4,234,042
	CNH Capital, LLC
450,000	6.250%, 11/1/2016	471,375
	Huntington Ingalls Industries, Inc.
630,000	5.000%, 12/15/2021[g]	641,025
	Hutchison Whampoa Finance Cl, Ltd.
2,520,000	1.625%, 10/31/2017[g]	2,499,235
	L-3 Communications Corporation
2,560,000	3.950%, 5/28/2024	2,581,179
	Masco Corporation
1,625,000	5.950%, 3/15/2022	1,803,750
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	709,745
2,200,000	5.250%, 11/15/2021	2,491,025
3,170,000	3.550%, 6/1/2022	3,254,376
	Reynolds Group Issuer, Inc.
1,940,000	9.875%, 8/15/2019	2,056,400
	Textron, Inc.
2,360,000	5.600%, 12/1/2017	2,593,418
1,280,000	4.300%, 3/1/2024	1,337,414
630,000	3.875%, 3/1/2025	631,110
	United Rentals North America, Inc.
1,300,000	5.750%, 7/15/2018	1,355,250
320,000	6.125%, 6/15/2023	336,000

	Total	26,995,344

Collateralized Mortgage Obligations (1.0%)
	CitiMortgage Alternative Loan Trust
2,151,727	5.750%, 4/25/2037	1,847,589
	Countrywide Alternative Loan Trust
2,767,008	6.000%, 1/25/2037	2,553,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
	Deutsche Alt-A Securities Mortgage Loan Trust
$2,278,956	0.883%, 4/25/2047[e]	$1,950,725
	HomeBanc Mortgage Trust
2,328,220	2.197%, 4/25/2037	1,732,461
	Wachovia Mortgage Loan Trust, LLC
2,413,106	2.738%, 5/20/2036	2,102,607
	WaMu Mortgage Pass Through Certificates
622,766	0.460%, 10/25/2045[e]	570,656
	Washington Mutual Alternative Mortgage Pass Through Certificates
4,043,580	0.863%, 2/25/2047[e]	2,837,356

	Total	13,594,493

Commercial Mortgage-Backed Securities (0.6%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,038,407	5.331%, 2/11/2044	3,246,331
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	2,011,648
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,427,945

	Total	8,685,924

Communications Services (11.2%)
	21st Century Fox America, Inc.
1,880,000	6.150%, 2/15/2041	2,392,582
	America Movil SAB de CV
4,100,000	1.241%, 9/12/2016[e]	4,129,327
	American Tower Corporation
3,900,000	4.500%, 1/15/2018	4,141,749
3,500,000	3.450%, 9/15/2021	3,440,990
2,550,000	3.500%, 1/31/2023	2,463,830
	AT&T, Inc.
3,190,000	4.300%, 12/15/2042	3,032,771
	British Sky Broadcasting Group plc
940,000	2.625%, 9/16/2019[g]	940,349
2,510,000	3.750%, 9/16/2024[g]	2,525,371
	CBS Corporation
2,510,000	2.300%, 8/15/2019	2,480,016
	CC Holdings GS V, LLC
1,280,000	3.849%, 4/15/2023	1,271,439
	CenturyLink, Inc.
1,920,000	5.625%, 4/1/2020	1,992,000
2,700,000	5.800%, 3/15/2022	2,801,250
	Clear Channel Worldwide Holdings, Inc.
1,930,000	6.500%, 11/15/2022	1,987,900
	Columbus International, Inc.
1,910,000	7.375%, 3/30/2021[g]	1,986,400
	Comcast Corporation
2,700,000	6.400%, 5/15/2038	3,605,053
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[g]	2,391,192
1,920,000	3.250%, 12/15/2022[g]	1,885,131
	Crown Castle Towers, LLC
5,050,000	4.174%, 8/15/2017[g]	5,284,527
	DIRECTV Holdings, LLC
2,775,000	5.000%, 3/1/2021	3,026,135
3,310,000	3.800%, 3/15/2022	3,367,495
3,190,000	4.450%, 4/1/2024	3,337,710
	Frontier Communications Corporation
1,880,000	6.875%, 1/15/2025[h]	1,880,000
	Hughes Satellite Systems Corporation
2,580,000	6.500%, 6/15/2019	2,767,050
	Intelsat Jackson Holdings SA
1,260,000	7.500%, 4/1/2021	1,348,200
	NBC Universal Enterprise, Inc.
1,920,000	1.974%, 4/15/2019[g]	1,901,100
	NBCUniversal Media, LLC
4,510,000	4.375%, 4/1/2021	4,960,084
	News America, Inc.
1,900,000	7.625%, 11/30/2028	2,519,315
2,140,000	6.400%, 12/15/2035	2,793,042
	Numericable-SFR
1,920,000	6.000%, 5/15/2022[g]	1,930,560
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,566,007
940,000	3.650%, 11/1/2024	940,436
	Qwest Corporation
3,200,000	6.500%, 6/1/2017	3,498,496
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[g]	3,164,021
	Sprint Communications, Inc.
1,290,000	7.000%, 3/1/2020[g]	1,393,200
	Sprint Corporation
1,280,000	7.125%, 6/15/2024	1,190,400
	Telefonica Emisiones SAU
4,470,000	5.462%, 2/16/2021	4,984,014
1,600,000	4.570%, 4/27/2023	1,713,032
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,060,357
2,550,000	4.125%, 2/15/2021	2,728,985
	Time Warner Entertainment Company, LP
3,000,000	8.375%, 3/15/2023	4,037,655
	Time Warner, Inc.
3,190,000	2.100%, 6/1/2019	3,142,804
1,600,000	7.700%, 5/1/2032	2,260,542
1,910,000	T-Mobile USA, Inc.
	6.633%, 4/28/2021	1,960,138
	Univision Communications, Inc.
1,920,000	6.750%, 9/15/2022[g]	2,054,400
	UPCB Finance VI, Ltd.
2,600,000	6.875%, 1/15/2022[g]	2,827,500
	Verizon Communications, Inc.
3,777,000	2.625%, 2/21/2020[g]	3,733,818
2,550,000	4.500%, 9/15/2020	2,768,680
3,830,000	3.450%, 3/15/2021	3,914,417
5,065,000	5.150%, 9/15/2023	5,592,940
5,030,000	3.500%, 11/1/2024	4,941,970
3,820,000	6.400%, 9/15/2033	4,705,411
1,910,000	5.050%, 3/15/2034	2,037,445
5,070,000	6.550%, 9/15/2043	6,495,425

	Total	156,294,661

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Consumer Cyclical (6.8%)
	Alibaba Group Holding, Ltd.
$3,150,000	3.125%, 11/28/2021[g]	$3,112,128
2,520,000	3.600%, 11/28/2024[g]	2,499,447
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[g]	4,679,915
	Chrysler Group, LLC
1,900,000	8.000%, 6/15/2019	1,997,375
	CVS Health Corporation
3,190,000	2.750%, 12/1/2022	3,107,003
1,890,000	3.375%, 8/12/2024	1,908,339
	Daimler Finance North America, LLC
2,260,000	3.875%, 9/15/2021[g]	2,408,120
	Ford Motor Credit Company, LLC
2,560,000	1.482%, 5/9/2016[e]	2,582,277
630,000	6.625%, 8/15/2017	702,297
3,830,000	2.375%, 3/12/2019	3,803,336
2,575,000	4.250%, 9/20/2022	2,732,242
2,510,000	3.664%, 9/8/2024	2,515,015
	General Motors Company
3,170,000	3.500%, 10/2/2018	3,233,400
3,150,000	5.000%, 4/1/2035	3,282,584
	General Motors Financial Company, Inc.
2,410,000	4.750%, 8/15/2017	2,541,586
1,275,000	3.500%, 7/10/2019	1,301,931
1,890,000	4.375%, 9/25/2021	1,972,688
	Hilton Worldwide Finance, LLC
1,910,000	5.625%, 10/15/2021	1,995,950
	Hyundai Capital America
2,065,000	2.875%, 8/9/2018[g]	2,106,705
	Hyundai Motor Manufacturing Czech SRO
2,525,000	4.500%, 4/15/2015[g]	2,547,942
	Jaguar Land Rover Automotive plc
1,910,000	4.125%, 12/15/2018[g]	1,919,550
	Johnson Controls, Inc.
3,150,000	5.250%, 12/1/2041	3,553,011
	KIA Motors Corporation
3,260,000	3.625%, 6/14/2016[g]	3,361,190
	L Brands, Inc.
1,900,000	5.625%, 2/15/2022	2,042,500
	Macy’s Retail Holdings, Inc.
3,570,000	3.875%, 1/15/2022	3,710,554
3,190,000	3.625%, 6/1/2024[h]	3,227,543
3,150,000	4.500%, 12/15/2034	3,171,886
	Marriott International, Inc.
3,250,000	3.000%, 3/1/2019	3,336,216
	QVC, Inc.
2,235,000	4.375%, 3/15/2023	2,242,693
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,105,781
3,210,000	3.125%, 2/15/2023	3,120,309
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,240,000
960,000	4.375%, 4/15/2023	940,800
	Walgreens Boots Alliance, Inc.
3,780,000	3.300%, 11/18/2021	3,806,297
	Wyndham Worldwide Corporation
640,000	2.500%, 3/1/2018	638,906
3,220,000	4.250%, 3/1/2022	3,288,821

	Total	93,736,337

Consumer Non-Cyclical (7.9%)
	AbbVie, Inc.
3,190,000	2.900%, 11/6/2022	3,140,641
1,890,000	4.400%, 11/6/2042	1,949,854
	Activis Funding SCS
2,555,000	3.850%, 6/15/2024	2,568,054
	Altria Group, Inc.
3,175,000	4.000%, 1/31/2024	3,310,195
804,000	9.950%, 11/10/2038	1,375,365
	Boston Scientific Corporation
3,190,000	6.000%, 1/15/2020	3,595,063
	BRF SA
3,830,000	4.750%, 5/22/2024[g]	3,719,888
	Bunge Limited Finance Corporation
2,530,000	8.500%, 6/15/2019	3,100,616
	Celgene Corporation
3,770,000	3.950%, 10/15/2020	3,988,087
	ConAgra Foods, Inc.
1,895,000	2.100%, 3/15/2018	1,888,855
1,505,000	3.200%, 1/25/2023	1,474,172
	CVS Health Corporation
1,910,000	6.125%, 9/15/2039	2,467,903
	Edwards Lifesciences Corporation
2,375,000	2.875%, 10/15/2018	2,407,623
	Express Scripts Holding Company
3,235,000	4.750%, 11/15/2021	3,569,994
1,910,000	3.500%, 6/15/2024	1,903,300
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[g]	2,761,206
	Fresenius Medical Care US Finance,
	Inc.
1,290,000	6.500%, 9/15/2018[g]	1,425,450
	HCA, Inc.
2,560,000	4.750%, 5/1/2023	2,604,800
	Hospira, Inc.
2,540,000	5.200%, 8/12/2020	2,724,978
	JBS USA, LLC
1,910,000	7.250%, 6/1/2021[g]	1,967,300
	Kindred Escrow Corporation II
1,260,000	8.750%, 1/15/2023[g,h]	1,356,075
	Kroger Company
2,520,000	2.950%, 11/1/2021	2,499,328
	Lorillard Tobacco Company
3,170,000	8.125%, 6/23/2019	3,843,077
	McKesson Corporation
2,550,000	4.883%, 3/15/2044	2,809,004
	Medtronic, Inc.
1,575,000	2.500%, 3/15/2020[g]	1,579,131
1,890,000	4.625%, 3/15/2045[g]	2,048,741
	Mondelez International, Inc.
5,090,000	4.000%, 2/1/2024	5,325,499
	Pernod Ricard SA
5,130,000	5.750%, 4/7/2021[g]	5,892,713
1,910,000	4.450%, 1/15/2022[g]	2,044,995
	Roche Holdings, Inc.
2,200,000	2.875%, 9/29/2021[g]	2,227,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Consumer Non-Cyclical (7.9%) - continued
	SABMiller Holdings, Inc.
$5,040,000	3.750%, 1/15/2022[g]	$5,260,298
	Spectrum Brands Escrow Corporation
1,460,000	6.375%, 11/15/2020	1,522,050
	Tenet Healthcare Corporation
1,910,000	8.125%, 4/1/2022	2,134,425
	Thermo Fisher Scientific, Inc.
630,000	5.300%, 2/1/2044	723,552
	Tyson Foods, Inc.
3,190,000	4.500%, 6/15/2022	3,453,768
910,000	3.950%, 8/15/2024	940,686
	Valeant Pharmaceuticals International
2,560,000	6.375%, 10/15/2020[g]	2,675,200
	Watson Pharmaceuticals, Inc.
3,180,000	3.250%, 10/1/2022	3,096,112
	Whirlpool Corporation
3,245,000	3.700%, 3/1/2023	3,295,453
2,490,000	3.700%, 5/1/2025	2,520,049
	Zoetis, Inc.
3,190,000	3.250%, 2/1/2023	3,146,705

	Total	110,337,692

Energy (8.2%)
	Anadarko Petroleum Corporation
2,550,000	3.450%, 7/15/2024	2,489,409
3,190,000	6.450%, 9/15/2036	3,833,404
	Buckeye Partners, LP
1,910,000	4.150%, 7/1/2023	1,861,444
3,180,000	5.850%, 11/15/2043	3,181,679
	Calumet Specialty Products Partners, LP
1,910,000	6.500%, 4/15/2021[g]	1,699,900
	Canadian Oil Sands, Ltd.
2,600,000	4.500%, 4/1/2022[g,h]	2,420,714
	Chaparral Energy, Inc.
1,920,000	7.625%, 11/15/2022	1,257,600
	Concho Resources, Inc.
1,930,000	6.500%, 1/15/2022	2,016,850
	Continental Resources, Inc.
3,830,000	3.800%, 6/1/2024[h]	3,426,107
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,049,161
3,800,000	4.300%, 5/1/2024	3,807,357
	Energy Transfer Partners, LP
2,980,000	6.700%, 7/1/2018	3,350,941
	Ensco plc
2,200,000	4.500%, 10/1/2024[h]	2,138,349
	EQT Midstream Partners, LP
3,030,000	4.000%, 8/1/2024	3,000,503
	Halliburton Company
3,150,000	3.500%, 8/1/2023	3,178,649
	Hess Corporation
2,520,000	5.600%, 2/15/2041	2,702,262
	Kinder Morgan Energy Partners, LP
1,600,000	3.450%, 2/15/2023	1,531,614
	Kinder Morgan, Inc.
1,260,000	3.050%, 12/1/2019	1,249,983
2,520,000	4.300%, 6/1/2025	2,521,174
	Linn Energy, LLC
1,970,000	7.750%, 2/1/2021	1,659,725
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,627,574
1,920,000	2.800%, 11/1/2022	1,798,076
	Marathon Petroleum Corporation
940,000	3.625%, 9/15/2024	921,203
1,920,000	6.500%, 3/1/2041	2,285,151
	Nexen, Inc.
1,920,000	6.400%, 5/15/2037	2,391,452
	Noble Holding lnternational, Ltd.
2,560,000	3.950%, 3/15/2022[h]	2,242,701
	Offshore Group Investment, Ltd.
1,600,000	7.500%, 11/1/2019[h]	1,192,000
	Petroleos Mexicanos
1,890,000	4.250%, 1/15/2025[g]	1,877,715
	Pioneer Natural Resources Company
3,150,000	3.950%, 7/15/2022	3,117,864
	Plains All American Pipeline, LP
3,140,000	3.600%, 11/1/2024	3,082,588
	Regency Energy Partners, LP
640,000	5.000%, 10/1/2022	604,800
	Rosetta Resources, Inc.
1,920,000	5.875%, 6/1/2022	1,728,000
	Rowan Companies, Inc.
2,125,000	4.875%, 6/1/2022	2,067,797
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	1,874,188
	Spectra Energy Partners, LP
3,200,000	4.600%, 6/15/2021	3,463,757
	Suncor Energy, Inc.
1,260,000	3.600%, 12/1/2024	1,245,074
1,940,000	6.850%, 6/1/2039	2,476,455
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	3,068,726
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019[g]	1,865,900
	Transocean, Inc.
1,920,000	7.375%, 4/15/2018	1,893,147
1,280,000	6.375%, 12/15/2021	1,180,735
2,550,000	3.800%, 10/15/2022[h]	2,066,329
	Weatherford International, Ltd.
4,500,000	6.000%, 3/15/2018	4,803,795
	Williams Companies, Inc.
2,560,000	3.700%, 1/15/2023	2,299,100
2,550,000	4.550%, 6/24/2024	2,371,452
	Williams Partners, LP
2,550,000	4.000%, 11/15/2021	2,556,240
3,810,000	4.500%, 11/15/2023	3,844,801
1,600,000	3.900%, 1/15/2025	1,537,722

	Total	113,861,167

Financials (29.6%)
	Abbey National Treasury Services plc
2,850,000	3.050%, 8/23/2018	2,950,659
	Aegon NV
2,600,000	2.549%, 7/29/2049[e,i]	2,145,000
	Air Lease Corporation
1,260,000	2.125%, 1/15/2018	1,237,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Financials (29.6%) - continued
$1,260,000	4.250%, 9/15/2024	$1,269,450
	American International Group, Inc.
4,445,000	3.375%, 8/15/2020	4,617,470
3,625,000	4.125%, 2/15/2024	3,858,856
	American Tower Trust I
3,200,000	1.551%, 3/15/2018*	3,162,112
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,353,931
1,570,000	3.875%, 1/15/2020	1,565,493
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,158,700
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,438,362
	Assured Guaranty US Holdings, Inc.
3,200,000	5.000%, 7/1/2024[h]	3,375,811
	AXA SA
2,580,000	8.600%, 12/15/2030	3,505,005
	Axis Specialty Finance, LLC
2,570,000	5.875%, 6/1/2020	2,911,245
	Banco de Brasil SA
3,190,000	9.000%, 12/31/2049[g,i]	2,966,700
	Banco Santander Mexico, SA, Institucion de Banca Multiple, Grupo Financiero Santander Mexico
1,445,000	4.125%, 11/9/2022[g]	1,430,839
	Bank of America Corporation
3,840,000	1.317%, 3/22/2018[e]	3,868,055
3,880,000	7.625%, 6/1/2019	4,689,415
1,900,000	4.100%, 7/24/2023	2,000,985
3,830,000	4.125%, 1/22/2024	4,022,094
2,830,000	4.200%, 8/26/2024	2,882,992
1,950,000	5.875%, 2/7/2042	2,440,156
1,260,000	6.500%, 10/23/2049[i]	1,282,554
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[g]	2,564,345
	Barclays plc
1,890,000	4.375%, 9/11/2024	1,821,395
	BBVA Bancomer SA/Texas
3,535,000	6.750%, 9/30/2022[g]	3,888,500
	BPCE SA
2,535,000	5.700%, 10/22/2023[g]	2,721,999
3,190,000	5.150%, 7/21/2024[g]	3,287,202
	Caixa Economica Federal
3,190,000	4.250%, 5/13/2019[g]	3,110,250
	Camden Property Trust
3,140,000	3.500%, 9/15/2024	3,118,478
	Capital One Bank USA NA
5,425,000	2.250%, 2/13/2019	5,385,712
	Capital One Financial Corporation
960,000	2.450%, 4/24/2019	957,801
	Capital One NA
960,000	2.950%, 7/23/2021	953,993
	CIT Group, Inc.
3,120,000	5.250%, 3/15/2018	3,252,600
930,000	3.875%, 2/19/2019	927,675
	Citigroup, Inc.
4,475,000	3.500%, 5/15/2023	4,356,368
3,805,000	5.500%, 9/13/2025	4,210,252
1,930,000	5.950%, 12/29/2049[i]	1,901,050
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019	4,505,632
	Comerica, Inc.
1,910,000	3.800%, 7/22/2026	1,923,521
	Compass Bank
1,575,000	2.750%, 9/29/2019	1,576,610
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,910,000	5.750%, 12/1/2043	2,279,514
1,290,000	11.000%, 12/29/2049[g,i]	1,660,230
	Credit Suisse Group AG
1,890,000	6.500%, 8/8/2023[g]	2,074,693
1,260,000	7.500%, 12/11/2049[g,i]	1,310,400
	Developers Diversified Realty Corporation
1,290,000	7.875%, 9/1/2020	1,590,921
	Discover Bank of Greenwood Delaware
2,200,000	7.000%, 4/15/2020	2,592,795
3,505,000	4.200%, 8/8/2023	3,677,902
1,600,000	4.250%, 3/13/2026	1,658,558
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,315,933
1,260,000	3.750%, 12/1/2024	1,274,879
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[g,h]	2,054,075
	Fifth Third Bancorp
3,825,000	4.300%, 1/16/2024	4,009,193
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,846,738
	General Electric Capital Corporation
3,225,000	3.800%, 6/18/2019[g]	3,426,217
3,200,000	1.241%, 3/15/2023[e]	3,245,046
1,550,000	6.750%, 3/15/2032	2,117,117
3,200,000	7.125%, 12/15/2049[i]	3,724,000
	Glitnir Banki HF
50,000	Zero Coupon, 1/21/2011*	14,750
	Goldman Sachs Group, Inc.
3,250,000	6.250%, 9/1/2017	3,616,112
1,170,000	2.900%, 7/19/2018	1,200,280
2,900,000	5.375%, 3/15/2020	3,250,021
3,275,000	5.250%, 7/27/2021	3,696,368
3,190,000	4.000%, 3/3/2024	3,311,695
4,450,000	3.850%, 7/8/2024	4,563,911
1,260,000	6.750%, 10/1/2037	1,584,292
	Hartford Financial Services Group, Inc.
4,480,000	5.125%, 4/15/2022	5,035,914
	HCP, Inc.
2,250,000	2.625%, 2/1/2020	2,226,629
2,555,000	4.200%, 3/1/2024	2,660,223
	Health Care REIT, Inc.
1,280,000	6.125%, 4/15/2020	1,471,400
3,150,000	4.950%, 1/15/2021	3,463,671
	HSBC Finance Corporation
3,210,000	6.676%, 1/15/2021	3,808,524
	HSBC Holdings plc
3,200,000	4.875%, 1/14/2022	3,566,877
1,880,000	6.375%, 12/29/2049[i]	1,898,800
	HSBC USA, Inc.
1,900,000	5.000%, 9/27/2020	2,082,172

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Financials (29.6%) - continued
	Huntington Bancshares, Inc.
$2,850,000	7.000%, 12/15/2020	$3,430,060
	Icahn Enterprises, LP
2,540,000	6.000%, 8/1/2020	2,616,708
	ILFC E-Capital Trust II
2,230,000	6.250%, 12/21/2065[e,g]	2,151,950
	ING Bank NV
3,165,000	5.800%, 9/25/2023[g]	3,510,868
	International Lease Finance Corporation
1,950,000	4.875%, 4/1/2015	1,964,138
1,600,000	5.750%, 5/15/2016	1,660,000
	Intesa Sanpaolo SPA
2,550,000	5.017%, 6/26/2024[g]	2,474,813
	J.P. Morgan Chase & Company
3,200,000	3.375%, 5/1/2023	3,165,805
2,830,000	3.875%, 9/10/2024	2,832,408
3,150,000	5.500%, 10/15/2040	3,770,906
2,550,000	6.750%, 8/29/2049[i]	2,690,250
2,560,000	6.000%, 12/29/2049[i]	2,528,000
	J.P. Morgan Chase Bank NA
2,580,000	6.000%, 10/1/2017	2,863,501
	Kilroy Realty, LP
3,190,000	4.250%, 8/15/2029	3,190,262
	Liberty Mutual Group, Inc.
3,535,000	4.950%, 5/1/2022[g]	3,824,407
3,190,000	4.850%, 8/1/2044[g]	3,242,552
	Liberty Property, LP
1,875,000	4.750%, 10/1/2020	2,020,601
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,305,538
	Lloyds Banking Group plc
940,000	4.500%, 11/4/2024	948,591
2,550,000	5.920%, 9/29/2049[g,i]	2,530,875
	Macquarie Bank, Ltd.
3,215,000	1.650%, 3/24/2017[g]	3,226,089
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,503,169
3,000,000	7.750%, 5/14/2038	4,236,912
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[g]	894,250
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[g]	3,217,500
	MetLife, Inc.
2,250,000	3.600%, 4/10/2024	2,309,045
	Mizuho Bank, Ltd.
4,400,000	3.600%, 9/25/2024[g]	4,470,752
	Morgan Stanley
3,730,000	6.625%, 4/1/2018	4,248,601
3,195,000	2.125%, 4/25/2018	3,196,850
3,180,000	5.625%, 9/23/2019	3,589,565
3,400,000	5.500%, 1/26/2020	3,825,439
3,205,000	4.875%, 11/1/2022	3,403,960
1,260,000	3.700%, 10/23/2024	1,277,161
2,550,000	5.000%, 11/24/2025	2,721,143
2,510,000	4.350%, 9/8/2026	2,524,997
	National Retail Properties, Inc.
3,200,000	3.900%, 6/15/2024	3,263,581
	Navient Corporation
2,520,000	5.000%, 10/26/2020	2,472,750
	Nomura Holdings, Inc.
3,190,000	2.750%, 3/19/2019	3,224,940
	Nordea Bank AB
3,170,000	4.875%, 5/13/2021[g]	3,434,277
1,890,000	5.500%, 9/29/2049[g,h,i]	1,864,013
	Omega Healthcare Investors, Inc.
2,960,000	5.875%, 3/15/2024	3,145,000
	ORIX Corporation
4,450,000	5.000%, 1/12/2016	4,600,806
	Preferred Term Securities XXIII, Ltd.
3,604,473	0.441%, 12/22/2036*,e	2,739,400
	ProLogis, LP
3,200,000	6.875%, 3/15/2020	3,758,736
	Prudential Financial, Inc.
1,915,000	3.500%, 5/15/2024	1,946,517
1,425,000	6.200%, 11/15/2040	1,814,639
1,930,000	5.875%, 9/15/2042	2,036,150
	RBS Capital Trust III
2,240,000	2.095%, 9/29/2049[e,h,i]	2,227,680
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,897,718
	Regions Bank
1,910,000	7.500%, 5/15/2018	2,217,309
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	2,234,620
3,815,000	4.700%, 9/15/2023	4,099,435
	Royal Bank Of Scotland plc
2,520,000	6.000%, 12/19/2023	2,727,643
	Santander UK plc
960,000	5.000%, 11/7/2023[g]	1,013,948
	Simon Property Group, LP
1,250,000	10.350%, 4/1/2019	1,634,985
2,775,000	2.750%, 2/1/2023	2,717,011
	SLM Corporation
4,515,000	6.000%, 1/25/2017	4,729,462
1,024,000	4.625%, 9/25/2017	1,039,360
	Societe Generale SA
1,920,000	7.875%, 12/31/2049[g,i]	1,860,000
	Sumitomo Mitsui Financial Group, Inc.
3,510,000	4.436%, 4/2/2024[g]	3,634,226
	Swiss RE Capital 1, LP
4,200,000	6.854%, 5/29/2049[g,i]	4,399,500
	Synchrony Financial
1,600,000	3.750%, 8/15/2021	1,634,382
1,260,000	4.250%, 8/15/2024	1,292,923
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,657,021
	Voya Financial, Inc.
1,760,000	2.900%, 2/15/2018	1,801,805
3,215,000	5.500%, 7/15/2022	3,631,715
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[e,i]	115,860
	WEA Finance, LLC
3,770,000	2.700%, 9/17/2019[g]	3,768,903
	Wells Fargo & Company
3,035,000	3.450%, 2/13/2023	3,075,954
1,910,000	4.100%, 6/3/2026	1,952,129
3,220,000	7.980%, 2/28/2049[i]	3,554,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Financials (29.6%) - continued
	XLIT, Ltd.
$3,190,000	5.250%, 12/15/2043	$3,605,456

	Total	412,098,662

Foreign Government (1.2%)
	Brazil Government International Bond
1,270,000	5.000%, 1/27/2045	1,244,600
	Colombia Government International Bond
3,200,000	5.625%, 2/26/2044	3,600,000
	Corporacion Andina de Fomento
1,968,000	4.375%, 6/15/2022	2,115,318
	Export-lmport Bank of Korea
2,580,000	4.375%, 9/15/2021	2,827,319
	Mexico Government International Bond
3,150,000	5.125%, 1/15/2020	3,472,875
3,480,000	4.000%, 10/2/2023	3,610,500

	Total	16,870,612

Mortgage-Backed Securities (3.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,412,500	3.000%, 1/1/2030[c]	2,503,968
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,412,500	4.000%, 1/1/2045[c]	2,571,574
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,700,000	3.500%, 1/1/2030[c]	6,021,515
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
15,000,000	3.500%, 1/1/2045[c]	15,636,330
11,937,500	4.000%, 1/1/2045[c]	12,740,344
12,750,000	4.500%, 1/1/2045[c]	13,839,727

	Total	53,313,458

Technology (1.3%)
	Amkor Technology, Inc.
1,910,000	6.375%, 10/1/2022	1,843,150
	Equinix, Inc.
1,890,000	5.375%, 1/1/2022	1,907,766
	Fidelity National Information Services, Inc.
3,190,000	3.875%, 6/5/2024	3,222,225
	Freescale Semiconductor, Inc.
1,910,000	5.000%, 5/15/2021[g]	1,910,000
	Hewlett-Packard Company
1,890,000	2.750%, 1/14/2019	1,892,415
	Motorola Solutions, Inc.
4,500,000	3.750%, 5/15/2022	4,565,313
	Sensata Technologies BV
1,890,000	4.875%, 10/15/2023[g]	1,880,550
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,326,078

	Total	18,547,497

Transportation (3.1%)
	American Airlines Pass Through Trust
2,392,631	5.600%, 7/15/2020[g]	2,440,484
2,428,732	4.000%, 7/15/2025	2,477,307
	Avis Budget Car Rental, LLC
1,920,000	5.500%, 4/1/2023[h]	1,958,400
	British Airways plc
4,378,212	4.625%, 6/20/2024[g]	4,629,959
	Canadian Pacific Railway Company
2,560,000	7.125%, 10/15/2031	3,520,794
	Continental Airlines, Inc.
871,483	7.250%, 11/10/2019	1,002,746
1,339,649	4.000%, 10/29/2024	1,361,485
	CSX Corporation
2,225,000	3.700%, 11/1/2023	2,332,672
1,807,000	6.220%, 4/30/2040	2,353,764
	Delta Air Lines, Inc.
1,763,504	4.950%, 5/23/2019	1,886,949
1,111,312	4.750%, 5/7/2020	1,182,214
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[g]	3,884,155
1,915,000	4.500%, 8/16/2021[g]	2,047,635
	Navios South American Logistics, Inc.
325,000	7.250%, 5/1/2022[g]	321,750
	Penske Truck Leasing Company, LP
1,945,000	2.500%, 3/15/2016[g]	1,971,767
	United Airlines Pass Through Trust
1,590,000	3.750%, 9/3/2026	1,603,992
	United Airlines, Inc.
2,240,000	4.000%, 4/11/2026	2,296,000
	US Airways Pass Through Trust
3,106,817	3.950%, 11/15/2025	3,172,992
	Virgin Australia Holdings, Ltd.
2,559,740	5.000%, 10/23/2023[g]	2,623,733

	Total	43,068,798

U.S. Government and Agencies (2.7%)
	U.S. Treasury Bonds
1,500,000	4.375%, 5/15/2041	1,989,609
3,427,000	3.125%, 2/15/2042	3,689,111
3,214,000	3.750%, 11/15/2043	3,863,578
	U.S. Treasury Bonds, TIPS
5,841,368	0.625%, 1/15/2024	5,866,469
	U.S. Treasury Notes
1,410,000	2.875%, 3/31/2018	1,483,364
4,542,000	1.000%, 5/31/2018	4,497,997
10,023,000	1.000%, 6/30/2019	9,781,035
3,300,000	1.750%, 5/15/2023	3,213,117
	U.S. Treasury Notes, TIPS
3,360,825	0.625%, 7/15/2021	3,403,097

	Total	37,787,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (91.7%)	Value
U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
$2,550,000	5.250%, 11/15/2022, Ser. A, AMT	$3,005,201

	Total	3,005,201

Utilities (6.3%)
	Access Midstream Partners, LP
1,570,000	4.875%, 5/15/2023	1,593,550
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,516,098
	Arizona Public Service Company
2,880,000	8.750%, 3/1/2019	3,622,507
	Atlas Pipeline Partners, LP
1,280,000	4.750%, 11/15/2021	1,216,000
	Calpine Corporation
1,920,000	5.375%, 1/15/2023	1,939,200
	Cleveland Electric Illuminating Company
923,000	5.700%, 4/1/2017	995,421
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,682,718
	DCP Midstream Operating, LP
2,560,000	3.875%, 3/15/2023	2,449,756
2,550,000	5.600%, 4/1/2044	2,607,051
	DCP Midstream, LLC
1,750,000	5.850%, 5/21/2043[g]	1,697,500
	DPL, Inc.
565,000	6.500%, 10/15/2016	596,075
	Dynegy Finance 1, Inc.
470,000	7.375%, 11/1/2022[g]	478,225
	EDP Finance BV
2,830,000	4.125%, 1/15/2020[g]	2,845,848
	El Paso Pipeline Partners Operating Company, LLC
1,280,000	4.700%, 11/1/2042	1,155,825
	Electricite de France SA
3,200,000	5.250%, 12/29/2049[g,i]	3,280,000
	Energy Transfer Partners, LP
3,380,000	4.650%, 6/1/2021	3,533,239
	Enterprise Products Operating, LLC
1,930,000	6.650%, 4/15/2018	2,204,726
1,690,000	7.034%, 1/15/2068	1,853,719
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,160,271
2,500,000	4.000%, 10/1/2020	2,608,518
	FirstEnergy Transmission, LLC
3,830,000	4.350%, 1/15/2025[g]	3,928,971
	Great River Energy
19,870	5.829%, 7/1/2017*	21,136
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,293,502
	Kinder Morgan Energy Partners, LP
2,550,000	5.800%, 3/1/2021	2,823,814
1,935,000	5.000%, 8/15/2042	1,838,962
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,639,508
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,963,493
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,188,998
3,200,000	5.450%, 9/15/2020	3,600,998
	Ohio Power Company
2,400,000	6.050%, 5/1/2018	2,711,986
	ONEOK Partners, LP
635,000	3.200%, 9/15/2018	643,590
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	4,079,257
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,246,111
3,190,000	3.950%, 3/15/2024	3,321,278
	PSEG Power, LLC
1,300,000	5.320%, 9/15/2016	1,388,890
	Southern California Edison Company
2,585,000	6.250%, 8/1/2049[i]	2,866,119

	Total	87,592,860

	Total Long-Term Fixed Income (cost $1,232,054,702)	1,275,592,247

Shares	Preferred Stock (2.0%)
Financials (1.9%)
79,875	Allstate Corporation, 5.100%	2,023,234
102,122	Citigroup, Inc., 7.875%	2,714,403
22,500	Cobank ACB, 6.250%[i]	2,267,579
31,925	Countrywide Capital V, 7.000%	822,069
128,000	Discover Financial Services, 6.500%[i]	3,243,520
78,590	GMAC Capital Trust 1, 8.125%	2,073,204
95,940	Goldman Sachs Group, Inc., 5.500%[i]	2,340,936
102,122	HSBC USA, Inc., 6.500%[i]	2,581,644
88,200	Morgan Stanley, 7.125%[i]	2,428,146
62,918	RBS Capital Funding Trust V, 5.900%[i]	1,528,907
63,611	RBS Capital Funding Trust VII, 6.080%[i]	1,551,472
101,500	Wells Fargo & Company, 5.850%[i]	2,603,475

	Total	26,178,589

Materials (0.1%)
76,576	CHS, Inc., 7.100%[i]	2,010,886

	Total	2,010,886

	Total Preferred Stock (cost $27,768,928)	28,189,475

	Collateral Held for Securities Loaned (1.7%)
24,146,820	Thrivent Cash Management Trust	24,146,820

	Total Collateral Held for Securities Loaned (cost $24,146,820)	24,146,820

Shares or Principal Amount	Short-Term Investments (5.1%)*
	Federal Home Loan Bank Discount Notes
600,000	0.090%, 4/24/2015[k]	599,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Shares or Principal Amount	Short-Term Investments (5.1%)[j]	Value
	Thrivent Cash Management Trust
70,366,639	0.060%	$70,366,639

	Total Short-Term Investments (at amortized cost)	70,966,469

	Total Investments (cost $1,413,522,345) 104.6%	$1,455,885,171

	Other Assets and Liabilities, Net (4.6%)	(63,622,575)

	Total Net Assets 100.0%	$1,392,262,596

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $236,666,430 or 17.0% of total net assets.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At December 31, 2014, $599,830 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
American Tower Trust 1, 3/15/2018	3/6/2013	$3,200,744
Glitnir Banki HF, 1/21/2015	5/1/2008	50,000
Great River Energy, 7/1/2017	4/13/2009	19,870
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	3,604,473

Definitions:

AMT	-	Subject to Alternative Minimum Tax
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation ofinvestments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$57,666,860
Gross unrealized depreciation	(15,483,778)

Net unrealized appreciation (depreciation)	$42,183,082

Cost for federal income tax purposes	$1,413,702,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,959,873	—	2,959,873	—
Capital Goods	3,024,661	—	3,024,661	—
Communications Services	20,112,526	—	20,112,526	—
Consumer Cyclical	5,291,372	—	5,291,372	—
Consumer Non-Cyclical	7,216,392	—	7,216,392	—
Energy	2,457,152	—	2,457,152	—
Financials	1,541,861	—	1,541,861	—
Technology	6,668,370	—	6,668,370	—
Transportation	3,894,591	—	3,894,591	—
Utilities	3,823,362	—	3,823,362	—
Long-Term Fixed Income
Asset-Backed Securities	11,325,039	—	11,325,039	—
Basic Materials	68,477,125	—	68,477,125	—
Capital Goods	26,995,344	—	26,995,344	—
Collateralized Mortgage Obligations	13,594,493	—	13,594,493	—
Commercial Mortgage-Backed Securities	8,685,924	—	8,685,924	—
Communications Services	156,294,661	—	156,294,661	—
Consumer Cyclical	93,736,337	—	93,736,337	—
Consumer Non-Cyclical	110,337,692	—	110,337,692	—
Energy	113,861,167	—	113,861,167	—
Financials	412,098,662	—	409,359,262	2,739,400
Foreign Government	16,870,612	—	16,870,612	—
Mortgage-Backed Securities	53,313,458	—	53,313,458	—
Technology	18,547,497	—	18,547,497	—
Transportation	43,068,798	—	43,068,798	—
U.S. Government and Agencies	37,787,377	—	37,787,377	—
U.S. Municipals	3,005,201	—	3,005,201	—
Utilities	87,592,860	—	87,592,860	—
Preferred Stock
Financials	26,178,589	23,911,010	2,267,579	—
Materials	2,010,886	2,010,886	—	—
Collateral Held for Securities Loaned	24,146,820	24,146,820	—	—
Short-Term Investments	70,966,469	70,366,639	599,830	—

Total	$1,455,885,171	$120,435,355	$1,332,710,416	$2,739,400

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,393,484	2,393,484	—	—

Total Asset Derivatives	$2,393,484	$2,393,484	$—	$—

Liability Derivatives
Futures Contracts	902,723	902,723	—	—

Total Liability Derivatives	$902,723	$902,723	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(595)	March 2015	($70,691,623)	($70,763,166)	($71,543)
10-Yr. U.S. Treasury Bond Futures	(1,000)	March 2015	(125,965,700)	(126,796,880)	(831,180)
30-Yr. U.S. Treasury Bond Futures	600	March 2015	84,344,016	86,737,500	2,393,484
Total Futures Contracts					$1,490,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,393,484
Total Interest Rate Contracts		2,393,484

Total Asset Derivatives		$2,393,484

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	902,723
Total Interest Rate Contracts		902,723

Total Liability Derivatives		$902,723

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,916,060
Total Interest Rate Contracts		3,916,060
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(260,727)
Total Credit Contracts		(260,727)

Total		$3,655,333

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(235,759)
Total Interest Rate Contracts		(235,759)

Total		($235,759)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Interest Rate Contracts	$318,072,344	22.2%	N/A
Credit Contracts	N/A	N/A	$503,345

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$21,063,391	$188,718,060	$185,634,631	24,146,820	$24,146,820	$40,051
Cash Management Trust- ShortTerm Investment	65,827,337	340,760,999	336,221,697	70,366,639	70,366,639	38,040
Total Value and Income Earned	86,890,728				94,513,459	78,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (101.3%)	Value
Asset-Backed Securities (2.1%)
	Conseco Financial Corporation
$8,839	6.330%, 11/1/2029	$9,100
	Countrywide Home Loans, Inc.
96,801	6.085%, 6/25/2021[a,b]	96,402
	Credit Based Asset Servicing and Securitization, LLC
348,339	3.666%, 12/25/2036[b]	243,746
	First Horizon ABS Trust
528,976	0.330%, 10/25/2034[a,c]	466,927
	GMAC Mortgage Corporation Loan Trust
752,311	0.350%, 8/25/2035[a,c]	665,147
945,283	0.350%, 12/25/2036[a,c]	825,257
	IndyMac Seconds Asset-Backed Trust
367,301	0.510%, 10/25/2036[a,c]	221,968
	Wachovia Asset Securitization, Inc.
795,621	0.310%, 7/25/2037*,a,c	697,765

	Total	3,226,312

Basic Materials (1.5%)
	Albemarle Corporation
150,000	3.000%, 12/1/2019	150,023
	Dow Chemical Company
27,000	7.375%, 11/1/2029	35,943
	Eastman Chemical Company
250,000	2.700%, 1/15/2020	251,419
	Freeport-McMoRan, Inc.
250,000	4.000%, 11/14/2021	247,701
	Georgia-Pacific, LLC
360,000	2.539%, 11/15/2019[d]	359,875
250,000	3.734%, 7/15/2023[d]	255,689
	Mosaic Company
400,000	4.250%, 11/15/2023	422,078
	Packaging Corporation of America
200,000	4.500%, 11/1/2023	209,502
	Xstrata Finance Canada, Ltd.
325,000	2.700%, 10/25/2017[d]	328,805

	Total	2,261,035

Capital Goods (0.8%)
	Precision Castparts Corporation
300,000	1.250%, 1/15/2018	296,400
	Roper Industries, Inc.
300,000	1.850%, 11/15/2017	300,364
	Textron, Inc.
250,000	3.875%, 3/1/2025	250,440
	United Technologies Corporation
275,000	6.050%, 6/1/2036	362,869

	Total	1,210,073

Commercial Mortgage-Backed Securities (0.7%)
	Commercial Mortgage Pass-Through Certificates
486,374	5.306%, 12/10/2046	515,229
	Morgan Stanley Capital I
460,146	3.224%, 7/15/2049	474,728

	Total	989,957

Communications Services (2.0%)
	America Movil SAB de CV
$300,000	1.241%, 9/12/2016[c]	302,146
	AT&T, Inc.
300,000	1.400%, 12/1/2017	296,990
	British Sky Broadcasting Group plc
200,000	3.125%, 11/26/2022[d]	195,894
	British Telecommunications plc
200,000	2.350%, 2/14/2019	199,713
	CBS Corporation
250,000	2.300%, 8/15/2019	247,013
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	160,959
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	523,220
	DIRECTV Holdings, LLC
250,000	1.750%, 1/15/2018	248,352
	NBC Universal Enterprise, Inc.
250,000	1.662%, 4/15/2018[d]	248,212
	Verizon Communications, Inc.
250,000	3.000%, 11/1/2021	246,559
	Viacom, Inc.
250,000	2.500%, 9/1/2018	252,210

	Total	2,921,268

Consumer Cyclical (2.7%)
	California Institute of Technology
325,000	4.700%, 11/1/2111	349,499
	Daimler Finance North America, LLC
27,000	8.500%, 1/18/2031	41,296
	Dartmouth College
250,000	3.760%, 6/1/2043	255,029
	Ford Motor Credit Company, LLC
350,000	3.000%, 6/12/2017	359,102
	Home Depot, Inc.
320,000	2.250%, 9/10/2018	326,102
	Macy’s Retail Holdings, Inc.
200,000	4.375%, 9/1/2023	214,847
	Massachusetts Institute of Technology
500,000	4.678%, 7/1/2114	578,266
	President and Fellows of Harvard College
500,000	3.619%, 10/1/2037	503,499
	Starbucks Corporation
200,000	3.850%, 10/1/2023	213,210
	The Board of Trustees of The Leland Stanford Junior University
550,000	3.563%, 6/1/2044	543,676
	Wal-MartStores, Inc.
327,000	7.550%, 2/15/2030	481,575
	Yale University
200,000	2.086%, 4/15/2019	200,976

	Total	4,067,077

Consumer Non-Cyclical (2.7%)
	Altria Group, Inc.
240,000	4.000%, 1/31/2024	250,219
	Bayer U.S. Finance, LLC
250,000	2.375%, 10/8/2019[d]	250,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (101.3%)	Value
Consumer Non-Cyclical (2.7%) - continued
	Cargill, Inc.
$325,000	4.100%, 11/1/2042[d]	$328,467
	Church & Dwight Company, Inc.
210,000	2.450%, 12/15/2019	209,889
	ConAgra Foods, Inc.
200,000	1.900%, 1/25/2018	198,668
	CVS Health Corporation
150,000	2.250%, 8/12/2019	149,374
	Dr Pepper Snapple Group, Inc.
250,000	2.700%, 11/15/2022	244,198
	Edwards Lifesciences Corporation
300,000	2.875%, 10/15/2018	304,121
	Fomento Economico Mexicano SAB de CV
200,000	2.875%, 5/10/2023	186,542
	McKesson Corporation
275,000	2.700%, 12/15/2022	263,109
	Mondelez International, Inc.
250,000	2.250%, 2/1/2019	248,973
	Sanofi
250,000	1.250%, 4/10/2018	247,614
	Thermo Fisher Scientific, Inc.
300,000	1.300%, 2/1/2017	298,320
	Unilever Capital Corporation
300,000	2.200%, 3/6/2019	303,152
	UnitedHealth Group, Inc.
160,000	2.875%, 12/15/2021	161,821
	Wyeth, LLC
350,000	6.000%, 2/15/2036	455,315

	Total	4,100,774

Energy (1.4%)
	Cameron International Corporation
150,000	1.400%, 6/15/2017	147,737
	CNOOC Nexen Finance 2014 ULC
250,000	1.625%, 4/30/2017	248,779
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	506,015
	Kinder Morgan, Inc.
200,000	3.050%, 12/1/2019	198,410
	Marathon Oil Corporation
325,000	2.800%, 11/1/2022	304,362
	Petro-Canada
300,000	6.800%, 5/15/2038	378,971
	Petroleos Mexicanos
300,000	2.378%, 4/15/2025	296,655

	Total	2,080,929

Financials (9.4%)
	American International Group, Inc.
200,000	2.300%, 7/16/2019	200,204
	American Tower Trust I
225,000	1.551%, 3/15/2018*	222,336
	AXA SA
27,000	8.600%, 12/15/2030	36,680
	Bank of America Corporation
250,000	1.700%, 8/25/2017	250,057
	Bank of England
1,000,000	0.875%, 3/17/2017[d]	998,810
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
205,000	2.850%, 9/8/2021[d]	202,186
	Barclays Bank plc
300,000	5.000%, 9/22/2016	319,679
	BNZ International Funding, Ltd.
400,000	2.350%, 3/4/2019[d]	400,048
	Boston Properties, LP
300,000	3.125%, 9/1/2023	292,930
	Caixa Economica Federal
200,000	4.250%, 5/13/2019[d]	195,000
	Camden Property Trust
100,000	2.950%, 12/15/2022	97,545
	Chubb Corporation
350,000	6.500%, 5/15/2038	481,959
	Cooperatieve Centrale Raiffeisen-Boerenleen bank BA
50,000	4.625%, 12/1/2023	53,036
	DnB Boligkreditt AS
200,000	1.450%, 3/21/2018[d]	199,117
	Duke Realty, LP
250,000	3.875%, 10/15/2022	257,448
	European Investment Bank
455,000	2.125%, 10/15/2021	456,188
	Fifth Third Bancorp
200,000	2.875%, 10/1/2021	199,980
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	601,046
	Goldman Sachs Group, Inc.
500,000	2.375%, 1/22/2018	505,049
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	397,852
	ING Bank NV
400,000	2.625%, 12/5/2022[d]	402,935
	J.P. Morgan Chase & Company
250,000	1.134%, 1/25/2018[c]	251,963
	Liberty Mutual Group, Inc.
150,000	4.950%, 5/1/2022[d]	162,280
200,000	4.250%, 6/15/2023[d]	206,096
	Macquarie Bank, Ltd.
200,000	5.000%, 2/22/2017[d]	213,321
	Marsh & McLennan Companies, Inc.
400,000	2.550%, 10/15/2018	406,762
	MassMutual Global Funding II
350,000	2.000%, 4/5/2017[d]	354,931
	MetLife, Inc.
200,000	4.368%, 9/15/2023	218,078
	Morgan Stanley
250,000	5.000%, 11/24/2025	266,779
	MUFG Union Bank NA
300,000	1.500%, 9/26/2016	301,220
	National Australia Bank, Ltd.
325,000	2.000%, 6/20/2017[d]	329,841
	Nordea Bank AB
325,000	3.125%, 3/20/2017[d]	336,692
	North American Development Bank
400,000	2.300%, 10/10/2018	405,072
	PNC Financial Services Group, Inc.
325,000	2.854%, 11/9/2022	319,609
	Preferred Term Securities XXIII, Ltd.
772,387	0.441%, 12/22/2036*,c	587,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (101.3%)	Value
Financials (9.4%) - continued
	Prudential Financial, Inc.
$200,000	2.350%, 8/15/2019	$200,118
	Realty Income Corporation
300,000	2.000%, 1/31/2018	300,553
	Reliance Standard Life Global Funding II
240,000	2.500%, 4/24/2019[d]	241,107
	Skandinaviska Enskilda Banken AB
300,000	1.750%, 3/19/2018[d]	298,473
	Standard Chartered plc
200,000	3.950%, 1/11/2023[d]	193,008
	Sumitomo Mitsui Financial Group, Inc.
250,000	4.436%, 4/2/2024[d]	258,848
	Svenska Handelsbanken AB
125,000	1.625%, 3/21/2018	124,806
	Swedbank AB
300,000	1.750%, 3/12/2018[d]	299,333
	Swedbank Hypotek AB
400,000	1.375%, 3/28/2018[d]	396,100
	Synchrony Financial
215,000	3.000%, 8/15/2019	217,353
	Ventas Realty, LP
175,000	4.250%, 3/1/2022	183,876
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[e],f	0
	Wells Fargo & Company
150,000	3.450%, 2/13/2023	152,024

	Total	13,995,342

Foreign Government (3.3%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020	375,375
	Export Development Canada
150,000	0.750%, 12/15/2017	147,976
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	508,330
	Hydro-Quebec
27,000	8.400%, 1/15/2022	36,327
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	534,144
400,000	4.375%, 1/24/2044	493,269
	Kommunalbanken AS
495,000	1.500%, 10/22/2019[d]	488,440
	Kommuninvest I Sverige AB
300,000	1.000%, 10/24/2017[d]	298,323
	Mexico Government International Bond
100,000	3.500%, 1/21/2021	102,100
250,000	3.600%, 1/30/2025	249,125
	Philippines Government International Bond
100,000	4.200%, 1/21/2024	108,500
	Poland Government International Bond
250,000	4.000%, 1/22/2024	265,313
	Province of Manitoba
600,000	1.300%, 4/3/2017	603,852
	Province of New Brunswick
125,000	2.750%, 6/15/2018	129,764
	Province of Quebec
400,000	7.500%, 7/15/2023	541,536
	Uruguay Government International Bond
125,000	5.100%, 6/18/2050	126,875

	Total	5,009,249

Mortgage-Backed Securities (30.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
579	6.500%, 3/1/2016	590
2,261	6.000%, 6/1/2016	2,315
1,667	6.000%, 9/1/2016	1,710
36,654	7.000%, 6/1/2017	38,449
40,430	5.500%, 12/1/2017	42,762
2,087,500	3.000%, 1/1/2030[g]	2,166,646
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,096	8.500%, 11/1/2025	6,390
681	8.000%, 1/1/2026	773
2,087,500	4.000%, 1/1/2045[g]	2,225,145
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
6,250,000	3.500%, 1/1/2030[g]	6,602,539
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,638	10.500%, 8/1/2020	1,823
1,222	8.000%, 12/1/2024	1,373
328	8.500%, 12/1/2025	338
1,270	8.000%, 9/1/2026	1,323
2,178	8.000%, 4/1/2030	2,561
11,045,000	3.500%, 1/1/2045[g]	11,513,551
11,062,500	4.000%, 1/1/2045[g]	11,806,496
10,500,000	4.500%, 1/1/2045[g]	11,397,422
	Government National Mortgage Association 30-Yr. Pass Through
3,548	7.500%, 3/15/2023	3,562
1,951	9.000%, 9/15/2024	2,244
2,150	8.000%, 6/15/2025	2,225
1,175	8.000%, 9/15/2026	1,333
6,897	7.500%, 10/15/2027	7,102
4,304	7.000%, 11/15/2027	4,351
3,681	6.500%, 7/15/2028	4,299
1,993	7.000%, 8/15/2028	2,118
8,108	7.500%, 11/15/2028	8,200
3,711	6.500%, 12/15/2028	4,235
22,350	6.500%, 3/15/2029	25,504
980	6.500%, 4/15/2029	1,119
3,855	8.000%, 10/15/2030	4,446
6,000	7.500%, 1/15/2031	6,656
4,232	7.000%, 4/15/2031	4,857
8,149	6.500%, 6/15/2031	9,371
8,963	7.000%, 9/15/2031	10,460
101,192	6.500%, 1/15/2032	117,896
16,446	6.500%, 4/15/2032	18,834

	Total	46,051,018

Technology (1.1%)
	Amphenol Corporation
200,000	2.550%, 1/30/2019	201,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (101.3%)	Value
Technology (1.1%) - continued
	Apple, Inc.
$400,000	2.400%, 5/3/2023	$388,799
	Micron Semiconductor Asia Pte, Ltd.
270,000	1.258%, 1/15/2019	269,563
	Motorola Solutions, Inc.
250,000	3.500%, 3/1/2023	246,087
	Oracle Corporation
325,000	1.200%, 10/15/2017	323,843
	Xilinx, Inc.
250,000	2.125%, 3/15/2019	248,394

	Total	1,678,077

Transportation (1.0%)
	American Airlines Pass Through Trust
187,658	5.600%, 7/15/2020[d]	191,411
	Continental Airlines, Inc.
324,160	4.150%, 4/11/2024	332,874
	Delta Air Lines, Inc.
203,481	4.950%, 5/23/2019	217,725
	TTX Company
300,000	4.125%, 10/1/2023*	316,952
	Union Pacific Corporation
437,000	4.163%, 7/15/2022	480,077

	Total	1,539,039

U.S. Government and Agencies (38.2%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	393,604
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	981,536
325,000	1.250%, 10/2/2019	317,971
350,000	6.750%, 3/15/2031	526,200
	Federal National Mortgage Association
1,000,000	1.000%, 9/27/2017	997,986
2,690,000	1.750%, 11/26/2019	2,691,614
1,300,000	2.625%, 9/6/2024	1,316,537
500,000	5.960%, 9/11/2028	669,176
100,000	6.250%, 5/15/2029	139,325
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	257,875
	Tennessee Valley Authority
350,000	5.250%, 9/15/2039	445,573
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	3,351,758
4,425,000	3.000%, 5/15/2042	4,651,091
	U.S. Treasury Notes
1,750,000	0.625%, 10/15/2016	1,750,546
17,625,000	0.875%, 11/15/2017	17,540,999
8,925,000	1.500%, 10/31/2019	8,870,611
3,525,000	1.875%, 6/30/2020	3,548,684
2,000,000	2.000%, 7/31/2020	2,025,000
1,000,000	2.250%, 7/31/2021	1,019,844
1,000,000	2.125%, 9/30/2021	1,011,250
1,870,000	1.625%, 8/15/2022	1,818,867
400,000	2.250%, 11/15/2024	402,688
2,200,000	3.625%, 2/15/2044	2,588,953

	Total	57,317,688

Utilities (3.7%)
	American Electric Power Company, Inc.
300,000	1.650%, 12/15/2017	300,077
	Berkshire Hathaway Energy Company
200,000	2.400%, 2/1/2020 [d]	199,129
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	464,005
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	358,726
	Dayton Power and Light Company
300,000	1.875%, 9/15/2016	303,314
	Dominion Gas Holdings, LLC
210,000	2.500%, 12/15/2019	210,521
	DTE Energy Company
100,000	2.400%, 12/1/2019	100,017
	El Paso Pipeline Partners Operating Company, LLC
325,000	4.700%, 11/1/2042	293,471
	Kansas City Power & Light Company
250,000	3.150%, 3/15/2023	250,822
	National Rural Utilities Cooperative Finance Corporation
28,000	4.023%, 11/1/2032	29,677
	NextEra Energy Capital Holdings, Inc.
350,000	2.400%, 9/15/2019	349,668
	NiSource Finance Corporation
350,000	3.850%, 2/15/2023	362,646
	NSTAR Electric Company
325,000	2.375%, 10/15/2022	313,328
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	316,490
	PPL Capital Funding, Inc.
325,000	3.500%, 12/1/2022	329,169
	Public Service Company of Colorado
350,000	3.600%, 9/15/2042	338,320
	Public Service Electric And Gas Company
360,000	1.800%, 6/1/2019	356,658
	Sempra Energy
325,000	2.300%, 4/1/2017	330,975
	Southern California Gas Company
325,000	3.750%, 9/15/2042	322,463

	Total	5,529,476

	Total Long-Term Fixed Income (cost $149,182,013)	151,977,314

Shares or Principal Amount	Short-Term Investments (29.0%)[h]
	Thrivent Cash Management Trust
43,462,896	0.060%	43,462,896

	Total Short-Term Investments (at amortized cost)	43,462,896

	Total Investments (cost $192,644,909) 130.3%	$195,440,210

	Other Assets and Liabilities, Net (30.3%)	(45,486,086)

	Total Net Assets 100.0%	$149,954,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

a	All or a portion of the security is insured or guaranteed.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $9,517,542 or 6.3% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in section (2)(A) of the Notes to Financial Statements.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$225,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	772,387
TTX Company, 10/1/2023	9/19/2013	299,997
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	795,621

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,213,789
Gross unrealized depreciation	(1,567,339)

Net unrealized appreciation (depreciation)	$2,646,450

Cost for federal income tax purposes	$192,793,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,226,312	—	3,226,312	—
Basic Materials	2,261,035	—	2,261,035	—
Capital Goods	1,210,073	—	1,210,073	—
Commercial Mortgage-Backed Securities	989,957	—	989,957	—
Communications Services	2,921,268	—	2,921,268	—
Consumer Cyclical	4,067,077	—	4,067,077	—
Consumer Non-Cyclical	4,100,774	—	4,100,774	—
Energy	2,080,929	—	2,080,929	—
Financials^	13,995,342	—	13,408,328	587,014
Foreign Government	5,009,249	—	5,009,249	—
Mortgage-Backed Securities	46,051,018	—	46,051,018	—
Technology	1,678,077	—	1,678,077	—
Transportation	1,539,039	—	1,539,039	—
U.S. Government and Agencies	57,317,688	—	57,317,688	—
Utilities	5,529,476	—	5,529,476	—
Short-Term Investments	43,462,896	43,462,896	—	—

Total	$195,440,210	$43,462,896	$151,390,300	$587,014

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust-Short Term Investment	$45,080,757	$50,741,997	$52,359,858	43,462,896	$43,462,896	$21,294
Total Value and Income Earned	45,080,757				43,462,896	21,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (3.3%)[a]	Value
Basic Materials (0.1%)
	Fortescue Metals Group, Ltd., Term Loan
$1,053,964	3.750%, 6/30/2019	$954,891

	Total	954,891

Capital Goods (0.3%)
	ADS Waste Holdings, Inc., Term Loan
1,206,209	3.750%, 10/9/2019	1,168,889
	Berry Plastics Group, Inc., Term Loan
948,113	3.500%, 2/8/2020	915,602
	Silver II Borrower, Term Loan
634,781	4.000%, 12/13/2019	588,563

	Total	2,673,054

Communications Services (0.9%)
	Clear Channel Communications, Inc., Term Loan
6,080	3.819%, 1/29/2016	6,010
995,670	6.919%, 1/30/2019	936,636
231,780	7.669%, 7/30/2019	220,480
	Fairpoint Communications, Term Loan
270,865	7.500%, 2/14/2019	267,988
	Grande Communications Networks, LLC, Term Loan
950,534	4.500%, 5/29/2020	937,465
	Integra Telecom Holdings, Inc., Term Loan
1,194,353	5.250%, 2/22/2019	1,159,275
	LTS Buyer, LLC, Term Loan
679,650	4.000%, 4/13/2020	663,937
	NEP/NCP Holdco, Inc., Term Loan
948,197	4.250%, 1/22/2020	926,075
	NTelos, Inc., Term Loan
679,572	5.750%, 11/9/2019	591,227
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,477,236	5.500%, 7/31/2018	1,466,157
	TNS, Inc., Term Loan
1,143,839	5.000%, 2/14/2020	1,130,971
	Univision Communications, Inc., Term Loan
1,194,331	4.000%, 3/1/2020	1,166,265

	Total	9,472,486

Consumer Cyclical (0.7%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
657,927	4.250%, 8/13/2021	648,473
	Ceridian HCM Holding, Inc., Term Loan
665,943	4.500%, 9/15/2020	653,876
	Chrysler Group, LLC, Term Loan
947,812	3.500%, 5/24/2017	940,874
	J.C. Penney Corporation, Inc., Term Loan
1,221,400	6.000%, 5/22/2018	1,195,958
	MGM Resorts lnternational, Term Loan
1,025,799	3.500%, 12/20/2019	996,954
	ROC Finance, LLC, Term Loan
952,937	5.000%, 6/20/2019	881,467
	Scientific Games International, Inc., Term Loan
1,227,600	6.000%, 10/18/2020	1,208,265
	Seminole Hard Rock Entertainment, Inc., Term Loan
477,725	3.500%, 5/14/2020	459,810

	Total	6,985,677

Consumer Non-Cyclical (0.5%)
	Albertsons, Inc., Term Loan
612,371	4.750%, 3/21/2019	607,778
	Biomet, Inc., Term Loan
639,252	3.670%, 7/25/2017[b,c]	635,372
	Del Monte Corporation, Term Loan
149,190	3.500%, 3/9/2020	142,476
	JBS USA, LLC, Term Loan
606,525	3.750%, 5/25/2018	597,427
	Roundy’s Supermarkets, Inc., Term Loan
517,253	5.750%, 3/3/2021	484,061
	Supervalu, Inc., Term Loan
1,893,208	4.500%, 3/21/2019	1,856,404
	Visant Corporation, Term Loan
471,746	7.000%, 9/23/2021	457,594

	Total	4,781,112

Energy (0.2%)
	Arch Coal, Inc., Term Loan
679,566	6.250%, 5/16/2018	560,927
	Offshore Group Investment, Ltd., Term Loan
476,512	5.750%, 3/28/2019	355,002
	Pacific Drilling SA, Term Loan
1,196,775	4.500%, 6/3/2018	983,354

	Total	1,899,283

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
597,371	7.000%, 5/22/2018[b,c]	597,969
	WaveDivision Holdings, LLC, Term Loan
945,700	4.000%, 10/15/2019	929,935

	Total	1,527,904

Technology (0.2%)
	BMC Software, Inc., Term Loan
1,313,507	5.000%, 9/10/2020	1,274,929
	First Data Corporation, Term Loan
1,240,000	3.667%, 3/23/2018	1,214,431

	Total	2,489,360

Transportation (0.1%)
	American Airlines, Inc., Term Loan
1,354,375	3.750%, 6/27/2019	1,338,014

	Total	1,338,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (3.3%)[a]	Value
Utilities (0.1%)
	Calpine Corporation, Term Loan
$237,600	4.000%, 10/31/2020	$233,606
	Intergen NV, Term Loan
1,196,775	5.500%, 6/15/2020	1,185,801

	Total	1,419,407

	Total Bank Loans (cost $34,809,256)	33,541,188

	Long-Term Fixed Income (94.3%)
Asset-Backed Securities (15.4%)
	American Homes 4 Rent
3,270,544	1.250%, 6/17/2031[d,e]	3,227,690
	BA Credit Card Trust
4,800,000	0.541%, 6/15/2021[e]	4,796,227
	Bayview Opportunity Master Fund Trust IIB.LP
4,543,431	3.228%, 7/28/2034*	4,555,453
	Capital One Multi-Asset Execution Trust
2,750,000	1.260%, 1/15/2020	2,746,648
	Chase Issuance Trust
6,500,000	1.150%, 1/15/2019	6,496,809
	Chesapeake Funding, LLC
1,640,181	0.607%, 5/7/2024[d,e]	1,642,625
	Citibank Credit Card Issuance Trust
5,225,000	1.020%, 2/22/2019	5,204,910
	Countrywide Home Loans, Inc.
580,808	6.085%, 6/25/2021[f,g]	578,410
	Credit Based Asset Servicing and Securitization, LLC
1,672,027	3.666%, 12/25/2036[g]	1,169,981
	Edlinc Student Loan Funding Trust
2,584,113	3.160%, 10/1/2025*,e	2,616,414
	Education Loan Asset-Backed Trust I
148,638	0.620%, 6/25/2022[d,e]	148,643
	Enterprise Fleet Financing, LLC
568,796	0.720%, 4/20/2018[d]	569,030
	First Franklin Mortgage Loan Asset- Backed Certificates
215,069	5.500%, 3/25/2036*,h	2
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025[d]	3,594,083
	GMAC Mortgage Corporation Loan Trust
902,773	0.350%, 8/25/2035[e,f]	798,176
1,178,524	5.750%, 10/25/2036[f]	1,120,648
2,205,661	0.350%, 12/25/2036[e,f]	1,925,600
	Golden Credit Card Trust
7,200,000	0.411%, 2/15/2018[d,e]	7,197,538
1,000,000	0.591%, 9/15/2018[d,e]	1,002,244
	GoldenTree Loan Opportunities IX, Ltd.
3,750,000	1.829%, 10/29/2026*,e	3,720,588
	Great America Leasing Receivables
2,581,475	0.780%, 6/15/2016[d]	2,583,561
	Master Credit Card Trust
10,000,000	0.780%, 4/21/2017[d]	10,003,200
	Mortgage Equity Conversion Asset Trust
4,495,697	0.750%, 1/25/2042 *,e	3,821,342
4,543,458	0.580%, 2/25/2042*,e	3,634,766
	Motor plc
3,735,200	0.650%, 8/25/2021[d,e]	3,738,426
	Nationstar Agency Advance Funding Trust
4,200,000	0.997%, 2/15/2045[d]	4,198,530
	NextGear Floorplan Master Owner Trust
3,000,000	1.920%, 10/15/2019[d]	2,993,322
	Northstar Education Finance, Inc.
3,670,197	0.870%, 12/26/2031[d,e]	3,685,752
	OZLM VIII, Ltd.
3,760,000	1.715%, 10/17/2026*,e	3,741,966
	Penarth Master Issuer plc
5,500,000	0.552%, 11/18/2017[d,e]	5,501,448
	Renaissance Home Equity Loan Trust
3,531,227	5.608%, 5/25/2036[g]	2,434,114
1,216,368	5.285%, 1/25/2037[g]	695,106
	Selene Non-Performing Loans, LLC
1,978,197	2.981%, 5/25/2054*,g	1,960,830
	SLM Student Loan Trust
1,501,020	0.304%, 4/27/2020[e]	1,500,716
1,273,234	1.261%, 12/15/2021[d,e]	1,277,221
2,138,947	0.304%, 4/25/2022[e]	2,137,455
2,068,388	0.761%, 8/15/2022[d,e]	2,070,519
2,921,906	0.911%, 10/16/2023[d,e]	2,930,193
1,974,015	0.570%, 3/25/2025[e]	1,973,983
5,958,563	0.690%, 3/25/2026[e]	5,976,766
2,700,000	1.211%, 5/17/2027[d,e]	2,717,620
	Vericrest Opportunity Loan Transferee
2,385,725	3.250%, 11/25/2053[d]	2,387,979
2,109,992	3.625%, 11/25/2053[d]	2,117,744
4,256,450	3.125%, 4/27/2054[d]	4,231,678
2,941,892	3.375%, 10/26/2054[d]	2,935,722
	Volvo Financial Equipment, LLC
5,000,000	0.740%, 3/15/2017[d]	5,004,245
	Wachovia Asset Securitization, Inc.
994,526	0.310%, 7/25/2037*,e,f	872,206
	World Financial Network Credit Card Master Trust
3,000,000	0.541%, 12/15/2019[e]	3,001,176
4,000,000	0.910%, 3/16/2020	3,994,224
	World Omni Auto Receivables Trust
4,000,000	1.330%, 1/15/2018	4,023,260
	World Omni Master Owner Trust
5,400,000	0.505%, 2/15/2018[d,e]	5,400,308

	Total	156,657,097

Basic Materials (1.2%)
	Albemarle Corporation
1,095,000	3.000%, 12/1/2019	1,095,165
	Eastman Chemical Company
2,250,000	2.700%, 1/15/2020	2,262,769
	Freeport-McMoRan, Inc.
1,000,000	2.375%, 3/15/2018	989,005
1,500,000	4.000%, 11/14/2021	1,486,203
	Georgia-Pacific, LLC
2,555,000	2.539%, 11/15/2019[d]	2,554,116
	Goldcorp, Inc.
1,000,000	3.625%, 6/9/2021	1,001,609

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Basic Materials (1.2%) - continued
	Mosaic Company
$500,000	4.250%, 11/15/2023	$527,598
	Xstrata Finance Canada, Ltd.
2,825,000	2.700%, 10/25/2017[d]	2,858,072

	Total	12,774,537

Capital Goods (0.5%)
	Precision Castparts Corporation
2,025,000	1.250%, 1/15/2018	2,000,700
	Roper Industries, Inc.
2,250,000	1.850%, 11/15/2017	2,252,734
	Textron, Inc.
400,000	3.875%, 3/1/2025	400,704

	Total	4,654,138

Collateralized Mortgage Obligations (9.5%)
	Alm Loan Funding CLO
3,760,000	1.664%, 10/17/2026*,e	3,739,961
	American Home Mortgage Assets Trust
2,764,564	1.033%, 11/25/2046[e]	1,511,219
	Apidos CLO XVIII
3,775,000	1.646%, 7/22/2026*,e	3,730,033
	Babson CLO, Ltd. 2014-II
3,760,000	1.656%, 10/17/2026*,e	3,732,740
	BCAP, LLC Trust
1,692,328	0.350%, 3/25/2037[e]	1,406,878
	Bear Stearns Adjustable Rate Mortgage Trust
1,159,624	2.430%, 10/25/2035[e]	1,143,271
	Birchwood Park CLO, Ltd.
3,760,000	1.674%, 7/15/2026*,e	3,741,811
	BlueMountain CLO, Ltd.
3,760,000	1.480%, 10/15/2026*,e	3,725,575
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	1.531%, 7/20/2023*,e	3,719,984
3,750,000	1.733%, 10/15/2026*,e	3,742,714
	Cent CLO 16, LP
3,760,000	1.482%, 8/1/2024*,e	3,727,102
	Cent CLO 22, Ltd.
3,750,000	1.713%, 11/7/2026*,e	3,714,489
	Countrywide Alternative Loan Trust
688,611	5.500%, 11/25/2035	689,734
739,264	5.500%, 2/25/2036	687,431
1,317,623	6.000%, 1/25/2037	1,215,762
	Countrywide Home Loans, Inc.
1,794,344	2.458%, 3/20/2036	1,582,360
1,634,661	2.362%, 9/20/2036	1,417,396
	Deutsche Alt-A Securities Mortgage Loan Trust
3,190,538	0.883%, 4/25/2047[e]	2,731,014
	Dryden 34 Senior Loan Fund CLO
3,760,000	1.717%, 10/15/2026*,e	3,740,153
	GSR Mortgage Loan Trust
1,530,740	0.360%, 8/25/2046[e]	1,469,994
	HarborView Mortgage Loan Trust
1,659,993	2.125%, 6/19/2034	1,638,973
	HomeBanc Mortgage Trust
1,619,631	2.197%, 4/25/2037	1,205,190
	Impac CMB Trust
1,824,057	0.690%, 4/25/2035[e]	1,668,173
557,399	0.810%, 8/25/2035[e]	497,303
	J.P. Morgan Alternative Loan Trust
2,587,011	2.584%, 3/25/2036	2,109,671
	J.P. Morgan Mortgage Trust
419,700	2.537%, 10/25/2036	376,735
	Madison Park Funding XIV CLO, Ltd.
4,150,000	1.681%, 7/20/2026*,e	4,132,798
	Master Asset Securitization Trust
1,497,050	0.670%, 6/25/2036[e]	897,544
	Neuberger Berman CLO, Ltd.
3,000,000	1.626%, 8/4/2025*,e	2,972,283
	Octagon Investment Partners XX CLO, Ltd.
3,760,000	1.675%, 8/12/2026*,e	3,718,705
	Residential Accredit Loans, Inc.
1,405,283	3.535%, 9/25/2035	1,196,491
	Sequoia Mortgage Trust
3,182,339	1.069%, 9/20/2034[e]	3,074,760
	Structured Adjustable Rate Mortgage Loan Trust
35,409	5.500%, 12/25/2034	34,386
	Symphony CLO, Ltd.
3,760,000	1.331%, 1/9/2023*,e	3,738,852
	Voya CLO 2014-3, Ltd.
3,760,000	1.649%, 7/25/2026*,e	3,716,389
	Wachovia Mortgage Loan Trust, LLC
1,462,489	2.738%, 5/20/2036	1,274,307
	WaMu Mortgage Pass Through Certificates
889,666	0.460%, 10/25/2045[e]	815,223
2,738,179	0.993%, 10/25/2046[e]	2,222,673
2,719,684	0.933%, 12/25/2046[e]	2,180,714
2,808,130	0.853%, 1/25/2047[e]	2,304,767
	Washington Mutual Alternative Mortgage Pass Through Certificates
2,085,823	1.033%, 9/25/2046[e]	1,418,251
3,459,508	0.863%, 2/25/2047[e]	2,427,516
	Wells Fargo Mortgage Backed Securities Trust
960,276	2.577%, 3/25/2036	929,188
1,353,144	2.612%, 3/25/2036	1,347,542

	Total	97,068,055

Commercial Mortgage-Backed Securities (5.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
189,651	5.655%, 6/11/2040	191,743
1,736,232	5.331%, 2/11/2044	1,855,046
	Citigroup Commercial Mortgage Trust
1,250,000	5.710%, 12/10/2049	1,355,481
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,176,286
	Commercial Mortgage Pass-Through Certificates
5,000,000	1.208%, 6/8/2030[d,e]	4,998,045
1,459,122	5.306%, 12/10/2046	1,545,686

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Commercial Mortgage-Backed Securities (5.2%) - continued
	Credit Suisse Mortgage Capital Certificates
$3,316,037	5.467%, 9/15/2039	$3,490,198
	Federal National Mortgage Association
2,850,000	1.272%, 1/25/2017	2,864,951
	Government National Mortgage Association
667,565	2.870%, 3/16/2051	673,143
802,627	2.164%, 3/16/2033	803,577
467,156	3.214%, 1/16/2040	469,869
	Greenwich Capital Commercial Funding Corporation
5,500,000	5.224%, 4/10/2037	5,559,483
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
4,500,000	1.111%, 12/15/2028[d,e]	4,500,648
6,500,000	5.429%, 12/12/2043	6,835,569
	LSTAR Commercial Mortgage Trust
2,149,478	1.519%, 1/20/2041[d]	2,149,351
	Morgan Stanley Capital, Inc.
2,001,592	5.592%, 4/12/2049	2,015,663
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	5,134,015
	SCG Trust 2013-SRP1
3,150,000	1.561%, 11/15/2026[d,e]	3,153,827
	Wachovia Bank Commercial Mortgage Trust
1,944,547	5.765%, 7/15/2045	2,036,674

	Total	52,809,255

Communications Services (2.9%)
	America Movil SAB de CV
3,000,000	1.241%, 9/12/2016[e]	3,021,459
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,162,908
	AT&T, Inc.
2,000,000	1.400%, 12/1/2017	1,979,932
	British Telecommunications plc
1,500,000	1.625%, 6/28/2016	1,510,801
722,000	2.350%, 2/14/2019	720,963
	CBS Corporation
1,790,000	2.300%, 8/15/2019	1,768,617
	Crown Castle Towers, LLC
2,500,000	3.214%, 8/15/2015*	2,529,957
1,650,000	4.174%, 8/15/2017[d]	1,726,628
	DIRECTV Holdings, LLC
1,125,000	1.750%, 1/15/2018	1,117,583
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,260,291
	NBC Universal Enterprise, Inc.
2,250,000	1.662%, 4/15/2018[d]	2,233,908
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[d]	1,368,091
	Verizon Communications, Inc.
1,650,000	1.771%, 9/15/2016[e]	1,679,915
1,000,000	0.636%, 6/9/2017[e]	998,031
2,580,000	1.013%, 6/17/2019[e]	2,593,359
1,825,000	3.000%, 11/1/2021	1,799,877
	Viacom, Inc.
1,250,000	2.500%, 9/1/2018	1,261,053

	Total	29,733,373

Consumer Cyclical (1.2%)
	American Honda Finance Corporation
2,750,000	0.549%, 12/11/2017[e]	2,748,276
	Ford Motor Credit Company, LLC
2,050,000	3.984%, 6/15/2016	2,122,574
1,000,000	3.000%, 6/12/2017	1,026,007
	Home Depot, Inc.
2,000,000	2.250%, 9/10/2018	2,038,136
	Hyundai Capital America
2,750,000	1.875%, 8/9/2016[d]	2,769,041
	Yale University
1,550,000	2.086%, 4/15/2019	1,557,567

	Total	12,261,601

Consumer Non-Cyclical (3.3%)
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	485,848
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[d]	1,254,960
	Becton, Dickinson and Company
1,650,000	0.691%, 6/15/2016[e]	1,650,393
	Celgene Corporation
2,500,000	1.900%, 8/15/2017	2,508,810
	Church & Dwight Company, Inc.
1,440,000	2.450%, 12/15/2019	1,439,241
	ConAgra Foods, Inc.
1,400,000	1.900%, 1/25/2018	1,390,673
	CVS Health Corporation
1,065,000	2.250%, 8/12/2019[i]	1,060,552
	Edwards Lifesciences Corporation
1,500,000	2.875%, 10/15/2018	1,520,604
	Forest Laboratories, Inc.
2,750,000	4.375%, 2/1/2019[d]	2,905,018
	Gilead Sciences, Inc.
1,000,000	2.350%, 2/1/2020	1,005,381
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,568,532
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[d]	2,522,557
	Medtronic, Inc.
1,650,000	1.043%, 3/15/2020[d,e]	1,648,259
	Mondelez International, Inc.
1,858,000	0.752%, 2/1/2019[e]	1,837,268
2,075,000	2.250%, 2/1/2019	2,066,478
	Perrigo Finance plc
825,000	3.500%, 12/15/2021	834,623
	SABMiller Holdings, Inc.
2,500,000	2.450%, 1/15/2017[d]	2,550,670
	Thermo Fisher Scientific, Inc.
1,700,000	1.300%, 2/1/2017	1,690,482
	Unilever Capital Corporation
2,600,000	2.200%, 3/6/2019	2,627,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Consumer Non-Cyclical (3.3%) - continued
	UnitedHealth Group, Inc.
$1,080,000	2.875%, 12/15/2021	$1,092,288

	Total	33,659,958

Energy (2.3%)
	Cameron International Corporation
1,575,000	1.400%, 6/15/2017	1,551,243
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,015,165
	CNOOC Nexen Finance 2014 ULC
2,000,000	1.625%, 4/30/2017	1,990,234
	CNPC General Capital, Ltd.
1,000,000	2.750%, 5/14/2019[d]	993,221
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,615,177
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019[d]	1,215,752
	Enbridge, Inc.
1,700,000	0.684%, 6/2/2017[e]	1,692,646
	EQT Midstream Partners, LP
1,000,000	4.000%, 8/1/2024	990,265
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[d]	2,027,680
	Kinder Morgan, Inc.
2,150,000	3.050%, 12/1/2019	2,132,907
	Petroleos Mexicanos
1,500,000	2.251%, 7/18/2018[e]	1,516,500
1,000,000	3.500%, 7/18/2018	1,012,500
2,185,000	2.378%, 4/15/2025	2,160,635
	Weatherford International, Ltd.
1,500,000	6.000%, 3/15/2018	1,601,265

	Total	23,515,190

Financials (20.0%)
	American Express Credit Corporation
2,580,000	0.793%, 3/18/2019[e]	2,569,241
	American International Group, Inc.
1,430,000	2.300%, 7/16/2019	1,431,456
	American Tower Trust 1
1,650,000	1.551%, 3/15/2018*	1,630,464
	Ares Capital Corporation
1,400,000	3.875%, 1/15/2020[i]	1,395,981
	Australia and New Zealand Banking Group, Ltd.
5,000,000	2.400%, 11/23/2016[d]	5,115,200
	Aviation Capital Group Corporation
1,350,000	3.875%, 9/27/2016[d]	1,383,989
	Bank of America Corporation
1,800,000	1.700%, 8/25/2017	1,800,409
2,000,000	1.317%, 3/22/2018[e]	2,014,612
2,200,000	1.105%, 4/1/2019[e]	2,203,641
	Bank Of America National Association
2,000,000	5.300%, 3/15/2017	2,148,330
	Bank of New York Mellon Corporation
675,000	4.500%, 12/31/2049[j]	622,266
	Bank of Nova Scotia
3,000,000	2.150%, 8/3/2016[d]	3,055,404
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,445,000	2.850%, 9/8/2021[d]	1,425,164
	BB&T Corporation
1,520,000	0.950%, 1/15/2020[e]	1,519,574
	BBVA Banco Continental SA
2,000,000	2.250%, 7/29/2016[d]	1,995,000
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,799,775
	BNZ International Funding, Ltd.
3,100,000	2.350%, 3/4/2019[d]	3,100,369
	Caixa Economica Federal
1,550,000	4.250%, 5/13/2019[d]	1,511,250
	Citigroup, Inc.
1,840,000	1.003%, 4/8/2019[e]	1,846,902
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,244,905
	CoBank ACB
1,965,000	0.841%, 6/15/2022*,e	1,861,692
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
800,000	4.625%, 12/1/2023	848,571
	Credit Agricole SA
1,650,000	1.031%, 4/15/2019[d,e]	1,662,649
	Credit Suisse AG Guernsey
2,000,000	2.600%, 5/27/2016[d]	2,047,734
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,646,582
990,000	7.500%, 12/11/2049[d,j]	1,029,600
	DnB Boligkreditt AS
4,900,000	1.450%, 3/21/2018[d]	4,878,376
	European Investment Bank
6,000,000	1.750%, 3/15/2017	6,114,354
3,235,000	2.125%, 10/15/2021[i]	3,243,443
	Fifth Third Bancorp
1,440,000	2.875%, 10/1/2021	1,439,855
	General Electric Capital Corporation
4,500,000	1.241%, 3/15/2023[e]	4,563,347
	Goldman Sachs Group, Inc.
3,550,000	2.375%, 1/22/2018	3,585,851
1,915,000	1.332%, 11/15/2018[e]	1,933,765
1,950,000	5.700%, 12/29/2049[i,j]	1,972,425
	GTP Acquisition Partners 1, LLC
2,000,000	4.347%, 6/15/2016*	2,037,030
	HSBC USA, Inc.
1,905,000	0.552%, 6/23/2017[e]	1,900,847
	ING Capital Funding Trust III
1,000,000	3.855%, 12/29/2049[e,j]	997,500
	Inter-American Development Bank
3,750,000	0.199%, 2/11/2016[e]	3,750,563
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015	1,146,750
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[d]	1,455,773
	J.P. Morgan Chase & Company
4,000,000	1.134%, 1/25/2018[e,i]	4,031,412
1,750,000	3.875%, 9/10/2024	1,751,489
1,450,000	7.900%, 4/29/2049[j]	1,560,635
	J.P. Morgan Chase Bank NA
1,800,000	5.875%, 6/13/2016	1,918,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Financials (20.0%) - continued
	Japan Bank for International Cooperation
$4,000,000	1.750%, 7/31/2018	$4,020,160
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	758,900
	Landwirtschaftliche Rentenbank
4,500,000	0.441%, 3/15/2016[d,e]	4,508,505
	Lloyds Banking Group plc
800,000	4.500%, 11/4/2024	807,311
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[d]	347,616
	Macquarie Bank, Ltd.
2,275,000	5.000%, 2/22/2017[d]	2,426,524
	MassMutual Global Funding II
3,500,000	2.000%, 4/5/2017[d]	3,549,311
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[d]	3,442,361
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[d]	854,842
	Morgan Stanley
1,750,000	5.000%, 11/24/2025	1,867,451
1,000,000	5.450%, 12/29/2049[j]	1,001,800
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,147,420
	MUFG Union Bank NA
1,900,000	1.500%, 9/26/2016	1,907,725
	National Australia Bank, Ltd.
3,350,000	2.000%, 6/20/2017[d]	3,399,898
	National Bank of Canada
2,750,000	2.200%, 10/19/2016[d]	2,810,522
	NCUA Guaranteed Notes
1,922,537	0.517%, 12/7/2020[e]	1,926,001
	Network Rail Infrastructure Finance plc
6,000,000	0.875%, 5/15/2018[d]	5,896,854
	Nordea Bank AB
2,500,000	3.125%, 3/20/2017[d]	2,589,937
	North American Development Bank
2,200,000	2.300%, 10/10/2018	2,227,894
	Prudential Financial, Inc.
1,430,000	2.350%, 8/15/2019	1,430,845
	RBS Capital Trust III
1,130,000	2.095%, 9/29/2049[e,i,j]	1,123,785
	Realty Income Corporation
1,500,000	2.000%, 1/31/2018	1,502,764
	Reliance Standard Life Global Funding II
1,740,000	2.500%, 4/24/2019[d]	1,748,025
	Royal Bank of Canada
4,000,000	1.200%, 9/19/2017	3,977,160
	Royal Bank of Scotland Group plc
2,205,000	1.197%, 3/31/2017[e]	2,211,813
1,650,000	5.125%, 5/28/2024	1,678,365
	Skandinaviska Enskilda Banken AB
2,100,000	1.750%, 3/19/2018[d]	2,089,309
2,500,000	1.375%, 5/29/2018[d]	2,478,483
	SLM Corporation
700,000	4.625%, 9/25/2017	710,500
	Spare Bank 1 Boligkreditt AS
3,000,000	1.250%, 5/2/2018[d]	2,954,646
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	1,975,466
	Standard Chartered plc
1,225,000	3.950%, 1/11/2023[d]	1,182,173
	Sumitomo Mitsui Financial Group, Inc.
1,800,000	4.436%, 4/2/2024[d]	1,863,706
	Suncorp-Metway, Ltd.
2,570,000	0.955%, 3/28/2017[d,e]	2,573,822
	Svensk Exportkredit AB
3,500,000	0.531%, 1/23/2017[e]	3,512,940
	Svenska Handelsbanken AB
750,000	0.733%, 6/17/2019[e]	750,619
	Swedbank AB
1,750,000	1.750%, 3/12/2018[d]	1,746,108
	Synchrony Financial
1,520,000	3.000%, 8/15/2019	1,536,633
	Toronto-Dominion Bank
1,920,000	0.792%, 11/5/2019[e]	1,923,600
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,035,904
	USAA Capital Corporation
2,575,000	2.125%, 6/3/2019[d]	2,568,393
	Voya Financial, Inc.
1,500,000	2.900%, 2/15/2018	1,535,630
500,000	5.650%, 5/15/2053	495,000
	Wells Fargo & Company
4,500,000	2.625%, 12/15/2016	4,623,376
925,000	3.450%, 2/13/2023	937,482
1,100,000	4.100%, 6/3/2026	1,124,263
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,474,885

	Total	203,449,664

Foreign Government (3.2%)
	Bahama Government International Bond
275,000	5.750%, 1/16/2024[d]	292,875
	Canada Government International Bond
8,500,000	0.875%, 2/14/2017	8,506,970
	Eksportfinans ASA
2,450,000	2.375%, 5/25/2016	2,455,733
	Hydro Quebec
3,000,000	2.000%, 6/30/2016	3,057,480
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[d]	3,453,614
	Kommuninvest 1 Sverige AB
3,500,000	1.000%, 10/24/2017[d]	3,480,435
	Mexico Government International Bond
1,250,000	5.125%, 1/15/2020	1,378,125
325,000	3.500%, 1/21/2021	331,825
	Philippines Government International Bond
325,000	4.200%, 1/21/2024	352,625
	Poland Government International Bond
125,000	4.000%, 1/22/2024	132,656
	Province of Manitoba
5,100,000	1.300%, 4/3/2017	5,132,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Foreign Government (3.2%) - continued
	Province of Ontario
$3,500,000	0.283%, 8/13/2015[e]	$3,499,503
	Slovenia Government International Bond
730,000	4.125%, 2/18/2019[d]	764,690

	Total	32,839,273

Mortgage-Backed Securities (6.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,875,000	3.000%, 1/1/2030[c]	8,173,574
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
795,737	6.500%, 9/1/2037	910,315
9,875,000	4.000%, 1/1/2045[c]	10,526,133
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
4,080,014	2.250%, 6/25/2025	4,132,018
18,850,000	3.500%, 1/1/2030[c]	19,913,257
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,244,070	5.735%, 9/1/2037[e]	1,328,797
419,216	5.196%, 10/1/2037[e]	442,439
4,543,489	2.073%, 1/1/2043[e]	4,709,542
7,732,325	2.058%, 3/1/2043[e]	8,020,439
7,321,533	1.739%, 7/1/2043[e]	7,457,268

	Total	65,613,782

Technology (0.9%)
	Alibaba Group Holding, Ltd.
1,650,000	2.500%, 11/28/2019[d]	1,627,753
	Amphenol Corporation
1,409,000	2.550%, 1/30/2019	1,418,797
	Apple, Inc.
3,300,000	0.532%, 5/6/2019[e]	3,301,343
	Micron Semiconductor Asia Pte, Ltd.
1,237,500	1.258%, 1/15/2019	1,235,499
	Xilinx, Inc.
1,750,000	2.125%, 3/15/2019[i]	1,738,756

	Total	9,322,148

Transportation (1.1%)
	American Airlines Pass Through Trust
1,454,345	5.600%, 7/15/2020[d]	1,483,432
1,415,952	4.950%, 1/15/2023	1,511,529
	British Airways plc
1,465,919	4.625%, 6/20/2024[d]	1,550,210
	Continental Airlines, Inc.
3,010,059	4.150%, 4/11/2024	3,090,969
	Delta Air Lines, Inc.
821,593	4.750%, 5/7/2020	874,011
	TTX Company
800,000	4.125%, 10/1/2023*	845,206
	Virgin Australia Holdings, Ltd.
1,655,776	5.000%, 10/23/2023[d]	1,697,170

	Total	11,052,527

U.S. Government and Agencies (19.2%)
	Federal Agricultural Mortgage Corporation
3,500,000	2.000%, 7/27/2016	3,571,130
	Federal Home Loan Mortgage Corporation
500,000	1.250%, 8/1/2019	490,768
4,000,000	1.250%, 10/2/2019	3,913,484
	Federal National Mortgage Association
5,000,000	1.000%, 9/27/2017	4,989,930
8,000,000	1.750%, 11/26/2019	8,004,800
	U.S. Treasury Bonds
8,000,000	5.375%, 2/15/2031	11,150,624
2,200,000	3.000%, 5/15/2042	2,312,407
	U.S. Treasury Bonds, TIPS
21,787,455	0.125%, 4/15/2019	21,547,444
	U.S. Treasury Notes
25,250,000	0.625%, 10/15/2016	25,257,878
1,400,000	0.875%, 11/15/2017	1,393,328
41,950,000	1.500%, 10/31/2019	41,694,357
43,605,000	1.875%, 6/30/2020	43,897,982
8,000,000	3.625%, 2/15/2044	9,414,376
	U.S. Treasury Notes, TIPS
1,566,510	0.125%, 4/15/2018	1,560,636
922,658	1.125%, 1/15/2021	958,483
8,602,784	0.125%, 1/15/2022	8,367,549
7,021,014	0.125%, 1/15/2023	6,788,991

	Total	195,314,167

Utilities (2.0%)
	Berkshire Hathaway Energy Company
1,550,000	2.400%, 2/1/2020[d]	1,543,251
	Dayton Power and Light Company
1,200,000	1.875%, 9/15/2016	1,213,257
	Dominion Gas Holdings, LLC
1,440,000	2.500%, 12/15/2019	1,443,573
	DTE Energy Company
730,000	2.400%, 12/1/2019	730,120
	Electricite de France SA
1,500,000	5.250%, 12/29/2049[d,j]	1,537,500
	Enterprise Products Operating, LLC
1,650,000	7.034%, 1/15/2068	1,809,844
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043	1,139,650
	NextEra Energy Capital Holdings, Inc.
2,575,000	2.400%, 9/15/2019	2,572,554
	Northeast Utilities
1,250,000	1.450%, 5/1/2018	1,231,019
	Pacific Gas & Electric Company
250,000	5.625%, 11/30/2017	277,866
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,502,271
	Public Service Electric And Gas Company
2,570,000	1.800%, 6/1/2019	2,546,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (94.3%)	Value
Utilities (2.0%) - continued
	Sempra Energy
$2,425,000	2.300%, 4/1/2017	$2,469,581

	Total	20,016,626

	Total Long-Term Fixed Income (cost $965,853,197)	960,741,391

Shares	Preferred Stock (0.7%)	Value
Financials (0.5%)
20,000	Allstate Corporation, 5.100%	506,600
66,000	Citigroup, Inc., 7.875%	1,754,280
8,125	Farm Credit Bank of Texas, 6.750%[d,j]	840,684
66,000	HSBC Holdings plc, 8.000%[j]	1,753,620

	Total	4,855,184

Utilities (0.2%)
24,375	Southern California Edison Company, 4.510%[j]	2,448,927

	Total	2,448,927

	Total Preferred Stock (cost $7,203,319)	7,304,111

Shares	Collateral Held for Securities Loaned (0.8%)	Value
8,419,435	Thrivent Cash Management Trust	8,419,435

	Total Collateral Held for Securities Loaned (cost $8,419,435)	8,419,435

Shares or Principal Amount	Short-Term Investments (4.2%)[k]	Value
	Federal Home Loan Bank Discount Notes
200,000	0.090%, 4/24/2015[l]	199,943
1,200,000	0.135%, 4/29/2015[l]	1,199,469
	Thrivent Cash Management Trust
40,223,834	0.060%	40,223,834
	U.S. Treasury Bill
700,000	0.010%, 1/22/2015	699,996

	Total Short-Term Investments (at amortized cost)	42,323,242

	Total Investments (cost $1,058,608,449) 103.3%	$1,052,329,367

	Other Assets and Liabilities, Net (3.3%)	(33,991,571)

	Total Net Assets 100.0%	$1,018,337,796

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $226,649,255 or 22.3% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
h	Defaulted security. Interest is not being accrued.
i	All or a portion of the security is on loan.
J	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2014, $1,399,412 of investments were held on deposit with the counter party and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,758,120
American Tower Trust 1, 3/15/2018	3/6/2013	1,650,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	3,765,563
Babson CLO, Ltd. 2014-11, 10/17/2026	8/15/2014	3,758,120
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2034	6/27/2014	4,538,888
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,760,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,756,202
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,750,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,750,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,760,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,750,000
CoBank ACB, 6/15/2022	10/18/2013	1,856,177
Crown Castle Towers, LLC, 8/15/2015	7/29/2010	2,500,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,760,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	2,605,068
First Franklin Mortgage Loan Asset-Backed Certificates, 3/25/2036	4/19/2006	214,738
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	3,746,250
GTPAcquisition Partners 1, LLC, 6/15/2016	6/29/2011	2,000,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	4,145,020
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	4,495,697
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	4,543,458
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	3,000,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,760,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Security	Acquisition Date	Cost
OZLM VIII, Ltd., 10/17/2026	8/7/2014	$3,738,568
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	1,978,197
Symphony CLO, Ltd., 1/9/2023	9/15/2014	3,760,000
TTX Company, 10/1/2023	9/19/2013	799,992
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	3,754,360
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	994,526

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,364,333
Gross unrealized depreciation	(16,643,673)

Net unrealized appreciation (depreciation)	$(6,279,340)

Cost for federal income tax purposes	$1,058,608,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	954,891	—	954,891	—
Capital Goods	2,673,054	—	2,673,054	—
Communications Services	9,472,486	—	7,415,102	2,057,384
Consumer Cyclical	6,985,677	—	6,985,677	—
Consumer Non-Cyclical	4,781,112	—	4,041,209	739,903
Energy	1,899,283	—	1,899,283	—
Financials	1,527,904	—	1,527,904	—
Technology	2,489,360	—	2,489,360	—
Transportation	1,338,014	—	1,338,014	—
Utilities	1,419,407	—	1,419,407	—
Long-Term Fixed Income
Asset-Backed Securities	156,657,097	—	142,386,045	14,271,052
Basic Materials	12,774,537	—	12,774,537	—
Capital Goods	4,654,138	—	4,654,138	—
Collateralized Mortgage Obligations	97,068,055	—	97,068,055	—
Commercial Mortgage-Backed Securities	52,809,255	—	52,809,255	—
Communications Services	29,733,373	—	29,733,373	—
Consumer Cyclical	12,261,601	—	12,261,601	—
Consumer Non-Cyclical	33,659,958	—	33,659,958	—
Energy	23,515,190	—	23,515,190	—
Financials	203,449,664	—	203,449,664	—
Foreign Government	32,839,273	—	32,839,273	—
Mortgage-Backed Securities	65,613,782	—	65,613,782	—
Technology	9,322,148	—	9,322,148	—
Transportation	11,052,527	—	11,052,527	—
U.S. Government and Agencies	195,314,167	—	195,314,167	—
Utilities	20,016,626	—	20,016,626	—
Preferred Stock
Financials	4,855,184	4,014,500	840,684	—
Utilities	2,448,927	—	2,448,927	—
Collateral Held for Securities Loaned	8,419,435	8,419,435	—	—
Short-Term Investments	42,323,242	40,223,834	2,099,408	—

Total	$1,052,329,367	$52,657,769	$982,603,259	$17,068,339

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Futures Contracts	421,516	421,516

Total Liability Derivatives	$421,516	$421,516	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(940)	March 2015	$(111,680,883)	$(111,793,909)	$(113,026)
10-Yr. U.S. Treasury Bond Futures	(275)	March 2015	(34,640,568)	(34,869,142)	(228,574)
30-Yr. U.S. Treasury Bond Futures	(75)	March 2015	(10,762,271)	(10,842,187)	(79,916)
Total Futures Contracts					$(421,516)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$421,516
Total Interest Rate Contracts		421,516

Total Liability Derivatives		$421,516

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	47,600
Options Purchased	Net realized gains/(losses) on Investments	(415,656)
Total Equity Contracts		(368,056)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,568,986)
Total Interest Rate Contracts		(2,568,986)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(435,775)
Total Credit Contracts		(435,775)

Total		($3,372,817)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,789,651)
Total Interest Rate Contracts		(2,789,651)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	431,919
Total Credit Contracts		431,919

Total		($2,357,732)

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	N/A	N/A	112
Interest Rate Contracts	156,876,027	14.7	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$1,310,913	0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$4,107,820	$90,171,694	$85,860,079	8,419,435	$8,419,435	$10,794
Cash Management Trust- Short Term Investment	59,226,574	339,727,092	358,729,832	40,223,834	40,223,834	30,119
Total Value and Income Earned	63,334,394				48,643,269	40,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Asset Backed Commercial Paper (22.9%)[a]	Value
	Chariot Funding, LLC
$1,028,000	0.250%, 6/3/2015[b,c]	$1,026,908
	Dealers Capital Access Trust, LLC
1,250,000	0.340%, 1/14/2015[b]	1,249,846
675,000	0.350%, 1/23/2015[b]	674,856
	Fairway Finance, LLC
1,240,000	0.180%, 3/10/2015[b,c]	1,239,578
	Golden Funding Corporation
620,000	0.200%, 1/13/2015[b,c]	619,959
1,220,000	0.220%, 1/14/2015[b,c]	1,219,903
	Kells Funding, LLC
1,240,000	0.206%, 5/21/2015[b,c],d	1,240,000
1,240,000	0.232%, 11/4/2015[b,c],d	1,239,874
	Liberty Street Funding, LLC
5,640,000	0.010%, 1/2/2015[b,c]	5,639,998
	Nieuw Amsterdam Receivables
1,230,000	0.180%, 2/4/2015[b,c]	1,229,791
1,250,000	0.180%, 2/17/2015[b,c]	1,249,706
	Old Line Funding, LLC
1,240,000	0.204%, 4/23/2015[b,c,d]	1,240,000
1,230,000	0.230%, 5/20/2015[b,c]	1,228,908
	Starbird Funding Corporation
6,000,000	0.050%, 1/2/2015[b,c]	5,999,992
	Sydney Capital Corporation
1,245,000	0.210%, 3/24/2015[b,c]	1,244,404
	Thunder Bay Funding, LLC
1,225,000	0.239%, 4/14/2015[b,c]	1,224,155
1,245,000	0.204%, 5/20/2015[b,c,d]	1,245,000

	Total	28,812,878

	Certificate of Deposit (7.4%)[a]
	Bank of Montreal Chicago
1,320,000	0.238%, 4/9/2015[d]	1,320,000
	Rabobank Nederland NY
660,000	0.282%, 5/20/2015[d]	660,046
1,290,000	0.262%, 7/17/2015[d]	1,290,000
	Skandinaviska Enskilda Banken AB
1,270,000	0.634%, 2/26/2015[d]	1,270,766
	Svenska Handelsbanken NY
1,140,000	0.170%, 2/4/2015	1,139,989
	Toronto-Dominion Bank of New York
1,230,000	0.252%, 11/18/2015[d]	1,230,000
	US Bank NA
1,250,000	0.181%, 6/16/2015[d]	1,250,000
	Wells Fargo Bank NA
1,270,000	0.265%, 9/4/2015[d]	1,270,000

	Total	9,430,801

	Financial Company Commercial Paper (10.0%)[a]
	AllianceBernstein, LP
1,000,000	0.300%, 1/5/2015[c]	999,967
1,240,000	0.230%, 2/18/2015[c]	1,239,620
	BHP Billiton Finance USA, Ltd.
1,230,000	0.120%, 1/9/2015[b,c]	1,229,967
	General Electric Capital Corporation
1,220,000	0.180%, 3/11/2015[b]	1,219,579
	Skandinaviska Enskilda Banken AB
1,240,000	0.190%, 3/11/2015[c]	1,239,548
1,025,000	0.200%, 3/17/2015[c]	1,024,573
	Toronto-Dominion Holdings USA, Inc.
1,220,000	0.160%, 1/13/2015[b,c]	1,219,935
	US Bank NA
4,500,000	0.100%, 1/2/2015	4,500,000

	Total	12,673,189

	Government Agency Debt (30.7%)[a]
	Federal Agricultural Mortgage Corporation
1,500,000	0.390%, 7/1/2015[d]	1,501,215
	Federal Farm Credit Bank
1,140,000	0.184%, 4/23/2015[d]	1,140,216
1,140,000	0.158%, 8/3/2015[d]	1,140,208
	Federal Home Loan Bank
1,360,000	0.128%, 2/23/2015[d]	1,360,000
1,980,000	0.100%, 3/10/2015	1,979,939
2,000,000	0.114%, 3/11/2015	1,999,563
1,100,000	0.150%, 3/18/2015	1,099,652
1,100,000	0.160%, 3/20/2015	1,099,619
1,240,000	0.135%, 3/27/2015	1,239,605
620,000	0.120%, 3/30/2015	619,818
1,230,000	0.120%, 5/28/2015[d]	1,229,980
1,250,000	0.125%, 6/18/2015[d]	1,250,007
1,280,000	0.129%, 8/26/2015[d]	1,280,048
	Federal Home Loan Mortgage Corporation
1,000,000	0.140%, 3/16/2015	999,712
3,960,000	0.160%, 6/26/2015[d]	3,960,621
650,000	0.152%, 7/17/2015[d]	650,109
	Overseas Private Investment Corporation
2,300,000	0.110%, 1/7/2015[d]	2,300,000
1,390,000	0.110%, 1/7/2015[d]	1,390,000
1,300,000	0.110%, 1/7/2015[d]	1,300,000
862,067	0.110%, 1/7/2015[d]	862,067
1,420,000	0.110%, 1/7/2015[d]	1,420,000
1,410,000	0.110%, 1/7/2015[d]	1,410,000
723,786	0.420%, 4/15/2015	725,958
1,980,000	0.390%, 5/2/2015	1,985,164
2,540,000	0.430%, 7/12/2015	2,545,117
800,000	0.205%, 9/7/2015	801,033
900,000	0.410%, 9/7/2015	901,162
800,000	0.450%, 12/10/2015	800,217

	Total	38,991,030

Shares	Investment Company (7.8%)
	BlackRock Cash Funds
6,033,000	0.100%	6,033,000
	Dreyfus Institutional Cash Advantage Fund
670,000	0.060%	670,000
	Duetsche Money Market Series
3,150,037	0.060%	3,150,037

	Total	9,853,037

Principal Amount	Other Commercial Paper (11.6%)[a]
	Caisse des Depots et Consignations
1,240,000	0.180%, 2/13/2015[b,c]	1,239,733
1,240,000	0.200%, 4/2/2015[b,c]	1,239,373
	Cargill Global Funding plc
2,400,000	0.110%, 1/6/2015[b,c]	2,399,963

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2014

Principal Amount	Other Commercial Paper (11.6%)[a]	Value
	Coca-Cola Company
$1,260,000	0.170%, 2/9/2015[c]	$1,259,768
	Emerson Electric Company
700,000	0.150%, 1/21/2015[c]	699,942
1,250,000	0.120%, 1/26/2015[c]	1,249,896
	Proctor & Gamble Company
1,250,000	0.110%, 1/28/2015[c]	1,249,897
	Reckitt Benckiser Treasury Services plc
1,000,000	0.170%, 2/6/2015[b,c]	999,830
1,270,000	0.240%, 3/24/2015[b,c]	1,269,306
	Roche Holdings, Inc.
630,000	0.125%, 1/12/2015[b],c	629,976
	Schlumberger Investment SA
1,100,000	0.140%, 3/18/2015[b,c]	1,099,675
	Society of New York Hospital Fund
1,240,000	0.150%, 1/7/2015[b]	1,239,969

	Total	14,577,328

	Other Note (9.6%)[a]
	Bank of New York Mellon Corporation	1,232,284
1,230,000	0.461%, 10/23/2015[d]
	Coca-Cola Company
1,250,000	0.244%, 9/1/2015[d]	1,250,473
	General Electric Capital Corporation
1,310,000	1.000%, 8/11/2015[b,d]	1,316,010
1,240,000	0.839%, 12/11/2015[b,d]	1,246,386
	John Deere Capital Corporation
1,240,000	0.300%, 1/12/2015[b,d]	1,240,053
	Novartis Capital Corporation
1,240,000	2.900%, 4/24/2015[b]	1,250,128
	Royal Bank of Canada
700,000	0.322%, 1/7/2016[c,d]	700,000
	Total Capital SA
1,215,000	3.000%, 6/24/2015[b]	1,230,348
	Wells Fargo Bank NA
1,370,000	0.331%, 1/15/2016[d]	1,370,000
	Westpac Banking Corporation
1,250,000	1.028%, 7/17/2015[c],d	1,255,342

	Total	12,091,024

	Total Investments (at amortized cost) 100.0%	$126,429,287

	Other Assets and Liabilities, Net (<0.1%)	(14,499)

	Total Net Assets 100.0%	$126,414,788

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $49,134,487 or 38.9% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.

Cost for federal income tax purposes	$126,429,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	28,812,878	—	28,812,878	—
Certificate of Deposit	9,430,801	—	9,430,801	—
Financial Company Commercial Paper	12,673,189	—	12,673,189	—
Government Agency Debt	38,991,030	—	38,991,030	—
Investment Company	9,853,037	9,853,037	—	—
Other Commercial Paper	14,577,328	—	14,577,328	—
Other Note	12,091,024	—	12,091,024	—

Total	$126,429,287	$9,853,037	$116,576,250	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2014	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio		Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$802,252,298	$4,422,414,262		$8,664,971,115		$3,886,222,772
Investments in securities at value	563,491,447	2,995,956,240		6,328,136,335		2,861,808,072
Investments in affiliates at value	347,384,011	1,978,889,007		3,019,850,901		1,248,866,490
Investments at Value	910,875,458	4,974,845,247		9,347,987,236		4,110,674,562
Cash	4,168,485	3,048,326	(a)	2,843,209	(b)	2,443,130
Dividends and interest receivable	501,450	4,385,428		10,778,525		6,883,855
Prepaid expenses	2,127	6,843		10,947		5,479
Receivable for investments sold	361,412	2,997,037		11,062,622		7,269,286
Receivable for fund shares sold	129,987	1,818,909		557,495		2,375,336
Receivable for variation margin	2,002,774	4,867,894		6,163,706		2,423,086
Total Assets	918,041,693	4,991,969,684		9,379,403,740		4,132,074,734
Liabilities
Accrued expenses	56,806	153,499		230,043		123,764
Payable for investments purchased	9,875,215	167,038,041		686,167,122		424,040,506
Payable upon return of collateral for securities loaned	241,100	39,076,872		67,749,452		24,079,812
Payable for fund shares redeemed	34,849	193,103		351,875		413,036
Payable for variation margin	2,509,934	8,407,982		13,039,577		2,268,392
Payable to affiliate	426,570	1,963,617		3,518,861		1,431,915
Mortgage dollar roll deferred revenue	7,313	139,004		584,409		362,229
Total Liabilities	13,151,787	216,972,118		771,641,339		452,719,654
Net Assets
Capital stock (beneficial interest)	723,090,768	3,945,701,373		7,461,397,725		3,285,127,577
Accumulated undistributed net investment income/(loss)	10,055,369	63,325,415		131,718,370		69,009,714
Accumulated undistributed net realized gain/(loss)	60,830,594	188,563,993		271,545,165		85,572,231
Net unrealized appreciation/(depreciation) on:
Investments	75,403,737	250,069,315		307,185,066		105,534,147
Affiliated investments	33,219,423	302,361,670		375,831,055		118,917,643
Futures contracts	2,287,808	24,966,290		60,065,160		15,186,713
Foreign currency transactions	2,207	9,510		19,860		7,055
Total Net Assets	$904,889,906	$4,774,997,566		$8,607,762,401		$3,679,355,080
Shares of beneficial interest outstanding	58,616,858	324,445,807		619,044,096		285,368,589
Net asset value per share	$15.44	$14.72		$13.90		$12.89

(a)	Includes foreign currency holdings of $107,897 (cost $107,453).
(b)	Includes foreign currency holdings of $141,087 (cost $140,466).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Growth and Income Plus Portfolio		Balanced Income Plus Portfolio	Diversified Income Plus Portfolio		Opportunity Income Plus Portfolio	Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio

$82,485,947		$306,276,537	$451,938,947		$80,466,807	$41,677,711	$88,278,496	$40,037,652
75,266,597		290,368,028	410,383,056		69,179,647	54,650,543	96,496,556	30,978,083
8,619,908		34,730,169	48,792,777		10,695,094	1,993,717	7,778,026	2,450,269
83,886,505		325,098,197	459,175,833		79,874,741	56,644,260	104,274,582	33,428,352
2,839	(c)	12,798	108,395	(d)	26,892	—	—	—
197,011		1,089,640	2,261,289		379,833	20,467	100,507	52,050
1,146		1,421	1,549		1,119	1,116	1,136	1,098
29,749		122,327	184,985		502,897	—	—	—
8,162		51,989	4,857		198,573	77,211	285,276	3,100
4,125		19,313	106,563		10,750	—	—	—
84,129,537		326,395,685	461,843,471		80,994,805	56,743,054	104,661,501	33,484,600

27,874		98,524	64,823		26,612	22,613	18,366	16,179
2,882,168		16,356,547	21,921,559		9,163,382	—	2,434,658	145,175
—		6,533,365	2,146,445		—	—	—	1,983,400
14,476		154,827	125,760		635	7,389	1,237	29,138
41,173		46,762	69,720		3,937	—	—	—
42,075		155,771	164,414		33,963	38,887	85,655	18,472
2,278		11,402	15,118		5,091	—	—	—
3,010,044		23,357,198	24,507,839		9,233,620	68,889	2,539,916	2,192,364

74,839,796		268,016,315	405,931,881		73,601,061	38,754,188	77,198,484	42,188,248
1,697,388		6,688,222	15,507,791		1,795	(18,797)	(3,559)	148,701
3,058,500		9,188,275	8,211,990		(1,341,258)	2,972,225	8,939,465	(4,435,413)

1,400,558		18,821,660	7,236,886		(592,066)	14,966,549	15,996,086	(6,609,300)
—		—	—		—	—	—	—
124,209		324,015	448,944		91,653	—	—	—
(958)		—	(1,860)		—	—	(8,891)	—
$81,119,493		$303,038,487	$437,335,632		$71,761,185	$56,674,165	$102,121,585	$31,292,236
7,568,910		20,382,250	55,104,608		7,069,967	5,297,632	5,184,130	5,118,162
$10.72		$14.87	$7.94		$10.15	$10.70	$19.70	$6.11

(c)	Includes foreign currency holdings of $341 (cost $339).
(d)	Includes foreign currency holdings of $10,533 (cost $10,333).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2014	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio
Assets
Investments at cost	$43,217,572	$127,759,745	$48,331,883	$268,510,237
Investments in securities at value	47,154,758	141,406,776	46,633,382	374,214,968
Investments in affiliates at value	2,796,132	910,489	5,594,787	27,313,175
Investments at Value	49,950,890	142,317,265	52,228,169	401,528,143
Cash	72,951 (a)	—	—	—
Initial margin deposit on open futures contracts	—	—	—	—
Dividends and interest receivable	80,259	766,284	16,481	729,961
Prepaid expenses	1,130	1,220	1,493	1,556
Receivable for investments sold	—	—	176,391	2,415,366
Receivable for fund shares sold	22,492	36,545	344	22,608
Unrealized gain on forward contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	50,127,722	143,121,314	52,422,878	404,697,634
Liabilities
Accrued expenses	31,898	53,068	45,507	56,469
Payable for investments purchased	65,068	395,941	528,673	3,022,315
Payable upon return of collateral for securities loaned	1,509,100	—	4,013,248	12,670,650
Payable for fund shares redeemed	7,192	23,017	9,641	33,536
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	52,842	104,424	24,783	282,058
Total Liabilities	1,666,100	576,450	4,621,852	16,065,028
Net Assets
Capital stock (beneficial interest)	42,839,538	119,583,805	19,274,006	224,425,995
Accumulated undistributed net investment income/(loss)	502,190	2,167,266	(39,542)	3,062,930
Accumulated undistributed net realized gain/(loss)	(1,611,993)	6,236,448	24,670,276	28,125,775
Net unrealized appreciation/(depreciation) on:
Investments	6,733,318	14,557,520	3,896,286	133,017,906
Futures contracts	—	—	—	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(1,431)	(175)	—	—
Total Net Assets	$48,461,622	$142,544,864	$47,801,026	$388,632,606
Shares of beneficial interest outstanding	4,012,920	6,256,380	2,748,785	13,741,500
Net asset value per share	$12.08	$22.78	$17.39	$28.28

(a)	Includes foreign currency holdings of $72,951 (cost $73,351).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio

$286,316,855	$197,909,134	$308,045,192	$339,551,166	$589,749,356	$107,056,879	$1,605,979,287
298,340,949	252,999,999	408,514,653	384,207,486	713,936,224	128,585,493	1,571,640,644
38,525,283	37,610,821	22,064,837	20,179,241	68,031,929	22,646,288	50,606,672
336,866,232	290,610,820	430,579,490	404,386,727	781,968,153	151,231,781	1,622,247,316
—	—	—	—	—	83,468	6,672,990 (b)
—	—	—	—	—	—	433,310
288,271	348,708	61,107	556,397	839,778	119,154	5,044,967
1,513	1,394	1,592	1,528	1,970	1,220	3,295
627,992	1,829,840	—	407,923	—	1,276	553,217
11,405	110,194	17,202	34,690	37,359	123,440	8,514
—	—	—	—	—	—	1,392,814
—	—	—	—	—	—	2,148,352
337,795,413	292,900,956	430,659,391	405,387,265	782,847,260	151,560,339	1,638,504,775

68,637	69,486	113,920	48,198	85,051	29,501	361,306
6,742,099	369,448	—	2,196,243	—	370,720	294,514
24,447,972	23,621,082	3,029,925	—	29,599,525	5,801,543	26,312,891
6,822	9,331	201,398	17,875	84,232	20,680	92,419
—	—	—	—	—	—	765,483
—	117,924	—	—	—	226,855	2,131,917
191,848	87,099	160,926	267,844	460,013	47,552	1,255,459
31,457,378	24,274,370	3,506,169	2,530,160	30,228,821	6,496,851	31,213,989

214,510,409	158,504,835	266,773,419	289,715,941	475,025,548	95,032,653	1,675,501,251
1,323,275	2,167,493	928,431	2,194,546	4,100,262	1,159,699	38,622,010
39,954,962	14,529,070	36,917,074	46,111,057	81,273,832	4,080,908	(123,406,565)

50,549,377	92,701,686	122,534,298	64,835,561	192,218,797	44,174,902	16,268,029
—	723,502	—	—	—	615,326	(80,299)
—	—	—	—	—	—	627,331
12	—	—	—	—	—	(240,971)
$306,338,035	$268,626,586	$427,153,222	$402,857,105	$752,618,439	$145,063,488	$1,607,290,786
16,675,108	15,404,265	16,843,306	22,212,096	39,914,278	8,874,841	172,814,501
$18.37	$17.44	$25.36	$18.14	$18.86	$16.35	$9.30

(b)	Includes foreign currency holdings of $6,673,006 (cost $6,796,335).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2014	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio
Assets
Investments at cost	$61,310,479	$784,114,270	$50,296,540	$908,529,949
Investments in securities at value	68,370,416	951,640,813	80,695,424	1,183,013,016
Investments in affiliates at value	1,674,121	52,076,040	3,592,660	57,783,708
Investments at Value	70,044,537	1,003,716,853	84,288,084	1,240,796,724
Cash	—	—	1,488 (a)	—
Dividends and interest receivable	79,440	545,493	33,258	2,217,822
Prepaid expenses	1,135	2,419	1,152	2,539
Receivable for investments sold	—	2,796,497	157,050	—
Receivable for fund shares sold	523	17,522	5,240	13,399
Receivable for variation margin	—	—	—	—
Total Assets	70,125,635	1,007,078,784	84,486,272	1,243,030,484
Liabilities
Accrued expenses	22,002	293,929	27,040	140,436
Payable for investments purchased	—	—	346,364	—
Payable upon return of collateral for securities loaned	532,657	1,559,250	2,334,117	37,144,725
Payable for fund shares redeemed	23,399	293,449	3,643	70,039
Payable for variation margin	—	42,215	—	—
Payable to affiliate	49,185	382,197	53,122	672,829
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	627,243	2,571,040	2,764,286	38,028,029
Net Assets
Capital stock (beneficial interest)	52,334,279	812,767,273	38,870,385	822,779,770
Accumulated undistributed net investment income/(loss)	296,891	35,506	(19,923)	14,985,013
Accumulated undistributed net realized gain/(loss)	8,133,164	(29,252,429)	8,880,312	34,970,897
Net unrealized appreciation/(depreciation) on:
Investments	8,734,058	219,602,583	33,991,544	332,266,775
Futures contracts	—	1,362,475	—	—
Foreign currency transactions	—	(7,664)	(332)	—
Swap agreements	—	—	—	—
Total Net Assets	$69,498,392	$1,004,507,744	$81,721,986	$1,205,002,455
Shares of beneficial interest outstanding	4,899,731	35,770,992	4,366,613	71,780,786
Net asset value per share	$14.18	$28.08	$18.72	$16.79

(a)	Includes foreign currency holdings of $1,488 (cost $1,528).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Large Cap Stock Portfolio		Large Cap Index Portfolio	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio	Money Market Portfolio

$717,971,379		$259,814,936	$916,139,207	$1,413,522,345	$192,644,909	$1,058,608,449	$126,429,287
756,869,828		432,418,349	817,658,021	1,361,371,712	151,977,314	1,003,686,098	126,429,287
84,372,949		20,174,439	80,883,172	94,513,459	43,462,896	48,643,269	—
841,242,777		452,592,788	898,541,193	1,455,885,171	195,440,210	1,052,329,367	126,429,287	*
21,774	(b)	479	96,222	1	—	18	17,411
1,370,799		580,586	13,188,207	13,585,688	562,283	3,470,534	23,234
2,123		1,569	2,277	2,920	1,245	2,450	1,224
23		—	—	1,159,198	—	10,307,626	—
19,431		188,685	46,921	18,702	989	88,181	156,182
498,150		—	24,458	168,750	—	—	—
843,155,077		453,364,107	911,899,278	1,470,820,430	196,004,727	1,066,198,176	126,627,338

178,553		104,140	148,370	222,221	54,233	168,637	6,554
—		—	12,625	53,249,064	45,652,756	38,591,058	—
7,610,288		2,392,432	55,520,434	24,146,820	—	8,419,435	—
35,062		83,916	97,656	66,592	254,978	28,786	199,921
333,486		206,865	—	311,719	—	228,125	—
482,644		140,278	323,263	526,133	49,942	385,716	6,075
—		—	—	35,285	38,694	38,623	—
8,640,033		2,927,631	56,102,348	78,557,834	46,050,603	47,860,380	212,550

638,954,065		265,364,601	944,448,135	1,323,429,499	147,996,966	1,030,983,122	126,415,547
9,674,625		6,739,988	313,742	(113,133)	(602)	425,277	—
59,987,333		(14,965,811)	(71,633,020)	25,092,643	(837,541)	(6,370,005)	(759)

123,271,398		192,777,852	(17,598,014)	42,362,826	2,795,301	(6,279,082)	—
2,627,053		519,846	—	1,490,761	—	(421,516)	—
570		—	—	—	—	—	—
—		—	266,087	—	—	—	—
$834,515,044		$450,436,476	$855,796,930	$1,392,262,596	$149,954,124	$1,018,337,796	$126,414,788
67,691,953		15,668,265	175,607,295	132,582,924	13,633,325	103,753,982	126,415,547
$12.33		$28.75	$4.87	$10.50	$11.00	$9.81	$1.00

(b)	Includes foreign currency holdings of $21,774 (cost $21,734).
*	Securities held by this Portfolio are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2014	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$4,606,553	$18,237,625	$26,279,805	$9,941,183
Interest	452,727	17,458,508	49,171,317	30,957,273
Income from mortgage dollar rolls	443,039	5,521,090	17,097,628	12,773,768
Income from securities loaned	349	369,519	540,459	189,491
Income from affiliated investments	4,716,581	31,427,543	63,053,317	27,799,765
Foreign tax withholding	(53,630)	(290,875)	(430,814)	(124,527)
Total Investment Income	10,165,619	72,723,410	155,711,712	81,536,953
Expenses
Adviser fees	3,852,619	19,122,347	33,323,215	14,163,249
Sub-Adviser fees	—	—	—	—
Administrative service fees	237,595	921,586	1,563,056	723,289
Audit and legal fees	27,036	44,753	60,050	40,242
Custody fees	68,731	201,901	269,990	123,429
Insurance expenses	8,266	25,994	41,654	21,611
Directors’ fees	20,573	84,649	155,829	76,580
Other expenses	14,940	60,128	63,758	42,674
Total Expenses Before Reimbursement	4,229,760	20,461,358	35,477,552	15,191,074
Less:
Reimbursement from adviser	—	—	—	—
Total Net Expenses	4,229,760	20,461,358	35,477,552	15,191,074
Net Investment Income/(Loss)	5,935,859	52,262,052	120,234,160	66,345,879
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	31,326,029	107,118,879	151,373,145	59,320,216
Affiliated investments	12,431,504	16,884,291	18,777,780	(149,997)
Distributions of realized capital gains from affiliated investments	14,542,071	44,927,633	50,112,963	12,609,425
Futures contracts	8,960,841	46,703,583	88,119,236	27,285,345
Foreign currency and forward contract transactions	110,577	473,947	811,784	271,844
Swap agreements	—	49,276	94,659	163,007
Change in net unrealized appreciation/(depreciation) on:
Investments	(455,943)	2,227,540	204,195	3,165,027
Affiliated investments	(23,738,037)	(17,896,863)	(17,891,309)	3,018,168
Futures contracts	845,506	14,041,973	39,165,194	7,047,902
Foreign currency transactions	617	1,922	8,742	3,276
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	44,023,165	214,532,181	330,776,389	112,734,213
Net Increase/(Decrease) in Net Assets Resulting From Operations	$49,959,024	$266,794,233	$451,010,549	$179,080,092

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio

$1,599,930	$3,373,132	$5,820,060	$213,277	$400,543	$954,992	$541,129
738,723	5,031,076	11,230,711	2,099,715	2	14	26
70,242	389,745	482,645	140,619	—	—	—
—	23,017	107,386	—	—	—	13,789
4,320	11,983	20,959	3,762	565	2,172	340
(84,796)	(58,610)	(194,050)	—	—	(83,802)	(22,932)
2,328,419	8,770,343	17,467,711	2,457,373	401,110	873,376	532,352

488,603	1,597,354	1,615,113	291,363	153,517	223,962	274,715
—	—	—	—	230,293	475,383	—
93,906	133,729	154,699	90,780	89,467	93,862	86,776
22,926	25,536	24,469	22,831	22,862	22,818	22,443
55,134	34,604	92,143	18,164	5,020	12,994	3,747
4,555	5,613	6,026	4,422	4,411	4,462	4,352
6,598	19,021	18,841	6,881	6,910	6,531	6,531
35,198	33,889	39,486	28,522	8,443	9,139	8,549
706,920	1,849,746	1,950,777	462,963	520,923	849,151	407,113

(105,563)	—	—	(19,357)	—	—	(33,500)
601,357	1,849,746	1,950,777	443,606	520,923	849,151	373,613
1,727,062	6,920,597	15,516,934	2,013,767	(119,813)	24,225	158,739

3,131,376	10,089,576	9,644,959	257,088	3,658,323	9,047,851	(1,555,500)
—	—	—	—	—	—	—
—	3	1	—	—	—	—
40,694	661,969	1,146,945	123,983	—	—	—
(17,581)	936	(41,541)	—	—	(17,547)	—
—	—	—	818	—	—	—

(3,170,907)	(814,982)	(10,107,043)	(716,710)	1,598,968	6,289,085	(5,723,995)
—	—	—	—	—	—	—
69,239	215,064	170,593	91,653	—	—	—
(958)	—	(1,860)	—	—	(10,453)	—
—	—	—	(2,202)	—	—	—
51,863	10,152,566	812,054	(245,370)	5,257,291	15,308,936	(7,279,495)

$1,778,925	$17,073,163	$16,328,988	$1,768,397	$5,137,478	$15,333,161	$(7,120,756)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2014	Partner Emerging Markets Equity Portfolio		Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio
Investment Income
Dividends	$1,578,963		$3,430,221	$1,025,402	$6,545,916
Interest	14		1	8	37
Income from securities loaned	3,902		—	78,263	64,016
Income from affiliated investments	688		411	3,783	4,900
Foreign tax withholding	(153,829)		(286)	(2,335)	(5,028)
Total Investment Income	1,429,738		3,430,347	1,105,121	6,609,841
Expenses
Adviser fees	266,823		1,057,715	1,841,878	755,598
Sub-Adviser fees	416,548		—	832,408	2,263,000
Administrative service fees	90,694		104,460	129,474	149,805
Audit and legal fees	21,428		23,445	24,394	24,604
Custody fees	61,662		8,391	25,798	21,853
Insurance expenses	4,488		4,851	5,859	6,106
Directors’ fees	6,531		8,860	17,913	19,744
Other expenses	12,012		9,557	10,213	10,523
Total Expenses Before Reimbursement	880,186		1,217,279	2,887,937	3,251,233
Less:
Reimbursement from adviser	(70,897)		—	(301,491)	—
Total Net Expenses	809,289		1,217,279	2,586,446	3,251,233
Net Investment Income/(Loss)	620,449		2,213,068	(1,481,325)	3,358,608
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(961,423	)(a)	6,262,880	25,796,407	29,584,348
In-kind redemptions	—		—	47,826,408	—
Distributions of realized capital gains from affiliated investments	—		—	—	—
Futures contracts	—		—	—	—
Foreign currency and forward contract transactions	(14,155)		—	—	(3,335)
Change in net unrealized appreciation/(depreciation) on:
Investments	529,754		26,974,563	(87,421,150)	(22,136,591)
Futures contracts	—		—	—	—
Foreign currency forward contracts	—		—	—	—
Foreign currency transactions	(471)		(155)	—	—
Net Realized and Unrealized Gains/(Losses)	(446,295)		33,237,288	(13,798,335)	7,444,422
Net Increase/(Decrease) in Net Assets Resulting From Operations	$174,154		$35,450,356	$(15,279,660)	$10,803,030

(a)	Includes foreign capital gain taxes paid of $28,995.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio

$ 3,486,782	$3,170,028	$2,916,775	$5,192,261	$9,302,732	$1,733,641	$48,399,939
533	207	60	36	202	394	8,792,826
373,549	152,888	10,898	—	206,831	69,325	765,860
8,120	5,855	7,679	4,099	21,297	5,147	14,857
(53,660)	(434)	(19,415)	—	—	—	(4,287,134)
3,815,324	3,328,544	2,915,997	5,196,396	9,531,062	1,808,507	53,686,348

2,218,622	895,922	1,648,194	968,649	4,741,008	463,702	6,554,370
—	—	—	1,756,313	—	—	7,573,616
140,299	127,561	156,229	149,374	212,090	104,510	394,574
24,448	23,951	24,808	24,799	26,109	23,227	40,500
18,571	19,214	16,765	37,245	24,269	11,305	796,617
5,951	5,480	6,251	5,993	7,684	4,803	12,932
19,140	17,065	24,441	18,912	30,508	7,291	68,449
9,785	13,115	10,323	9,904	11,600	11,226	98,966
2,436,816	1,102,308	1,887,011	2,971,189	5,053,268	626,064	15,540,024

—	—	—	—	—	—	—
2,436,816	1,102,308	1,887,011	2,971,189	5,053,268	626,064	15,540,024
1,378,508	2,226,236	1,028,986	2,225,207	4,477,794	1,182,443	38,146,324

41,727,529	19,258,914	37,280,477	46,593,720	81,651,037	6,519,801	69,757,467 (b)
—	—	—	—	—	—	—
2	—	1	1	2	1	1
(585,340)	237,655	—	—	—	455,073	(744,600)
(1,259)	—	—	—	—	—	832,779

(27,782,525)	(8,381,990)	56,536	(928,175)	(5,733,046)	3,346,467	(198,441,012)
(1,194,990)	302,301	—	—	—	465,928	(662,680)
—	—	—	—	—	—	608,729
12	—	—	—	—	—	(276,557)
12,163,429	11,416,880	37,337,014	45,665,546	75,917,993	10,787,270	(128,925,873)

$13,541,937	$13,643,116	$38,366,000	$47,890,753	$80,395,787	$11,969,713	$(90,779,549)

(b)	Includes foreign capital gain taxes paid of $40,634.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2014	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio
Investment Income
Dividends	$928,851	$10,222,230	$571,317	$23,000,125
Interest	72	(8,967)	9	102
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	6,644	10,938	2,422	99,112
Income from affiliated investments	481	24,949	390	11,445
Foreign tax withholding	—	(106,890)	(1,652)	(272,784)
Total Investment Income	936,048	10,142,260	572,486	22,838,000
Expenses
Adviser fees	229,808	4,148,028	315,337	6,931,242
Sub-Adviser fees	393,522	—	315,539	—
Administrative service fees	92,139	271,846	94,589	293,713
Audit and legal fees	23,000	28,082	23,012	28,381
Custody fees	13,804	29,073	25,858	28,268
Insurance expenses	4,493	9,489	4,551	9,890
Directors’ fees	6,874	54,798	6,969	47,765
Other expenses	9,120	13,008	9,478	13,232
Total Expenses Before Reimbursement	772,760	4,554,324	795,333	7,352,491
Less:
Reimbursement from adviser	(149,430)	—	(78,859)	—
Total Net Expenses	623,330	4,554,324	716,474	7,352,491
Net Investment Income/(Loss)	312,718	5,587,936	(143,988)	15,485,509
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	8,714,040	163,228,672	9,097,609	61,684,297
Distributions of realized capital gains from affiliated investments	1	1	—	1
Written option contracts	—	—	—	—
Futures contracts	—	270,251	—	—
Foreign currency and forward contract transactions	—	58,018	(267)	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,331,941)	(59,754,621)	(2,457,745)	23,223,019
Futures contracts	—	133,104	—	—
Foreign currency transactions	—	(10,716)	(399)	—
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	7,382,100	103,924,709	6,639,198	84,907,317
Net Increase/(Decrease) in Net Assets Resulting From Operations	$7,694,818	$109,512,645	$6,495,210	$100,392,826

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Large Cap Stock Portfolio	Large Cap Index Portfolio	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio	Money Market Portfolio

$16,044,625	$8,415,630	$488,197	$1,724,540	$—	$430,756	$7,524
(8,152)	(101)	57,390,609	57,109,370	2,512,299	21,626,328	227,740
—	—	—	1,457,505	1,483,059	1,215,474	—
52,970	11,310	142,479	40,051	—	10,794	—
24,376	4,195	14,824	38,040	21,294	30,119	—
(488,810)	(405)	—	—	—	—	—
15,625,009	8,430,629	58,036,109	60,369,506	4,016,652	23,313,471	235,264

5,132,054	1,363,463	3,682,199	5,740,302	522,901	4,259,238	520,888
—	—	—	—	—	—	—
233,703	156,372	250,302	345,489	107,639	276,990	104,091
27,187	27,514	27,352	29,909	23,375	28,178	22,900
118,494	18,695	24,379	42,559	13,901	35,650	18,880
8,325	6,163	9,082	11,885	4,992	9,967	4,876
38,464	23,726	41,333	59,407	8,736	45,961	5,804
26,032	12,863	30,232	36,362	20,411	37,708	12,607
5,584,259	1,608,796	4,064,879	6,265,913	701,955	4,693,692	690,046

—	—	—	—	—	—	(454,782)
5,584,259	1,608,796	4,064,879	6,265,913	701,955	4,693,692	235,264
10,040,750	6,821,833	53,971,230	54,103,593	3,314,697	18,619,779	—

72,486,115	1,811,497	13,207,559	22,311,423	1,450,013	1,818,261	(759)
3	1	1	2	1	2	—
—	—	—	—	—	47,600	—
(3,317,468)	853,333	(40,886)	3,916,060	—	(2,568,986)	—
(57,689)	—	—	—	—	—	—
—	—	27,258	(260,727)	—	(435,775)	—

(37,233,966)	42,223,166	(47,937,220)	13,153,657	4,703,041	2,814,358	—
738,428	263,357	—	(235,759)	—	(2,789,651)	—
(337)	—	—	—	—	—	—
—	—	266,087	—	—	431,919	—
32,615,086	45,151,354	(34,477,201)	38,884,656	6,153,055	(682,272)	(759)

$42,655,836	$51,973,187	$19,494,029	$92,988,249	$9,467,752	$17,937,507	$(759)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$5,935,859	$3,651,851	$52,262,052	$39,069,588
Net realized gains/(losses)	67,371,022	20,077,762	216,157,609	105,536,723
Change in net unrealized appreciation/(depreciation)	(23,347,857)	141,921,865	(1,625,428)	546,205,354
Net Change in Net Assets Resulting From Operations	49,959,024	165,651,478	266,794,233	690,811,665
Distributions to Shareholders
From net investment income	(3,726,768)	(8,582,861)	(38,731,043)	(52,915,278)
From net realized gains	(23,798,379)	(8,753,472)	(121,445,375)	(77,567,611)
Total Distributions to Shareholders	(27,525,147)	(17,336,333)	(160,176,418)	(130,482,889)
Capital Stock Transactions
Sold	97,332,428	71,795,448	385,542,249	567,241,188
Distributions reinvested	27,525,147	17,336,333	160,176,418	130,482,889
Redeemed	(41,801,258)	(46,235,687)	(101,884,966)	(89,497,182)
In-kind redemptions	—	—	—	—
Total Capital Stock Transactions	83,056,317	42,896,094	443,833,701	608,226,895
Net Increase/(Decrease) in Net Assets	105,490,194	191,211,239	550,451,516	1,168,555,671
Net Assets, Beginning of Period	799,399,712	608,188,473	4,224,546,050	3,055,990,379
Net Assets, End of Period	$904,889,906	$799,399,712	$4,774,997,566	$4,224,546,050
Accumulated Undistributed Net Investment Income/(Loss)	$10,055,369	$3,758,799	$63,325,415	$38,714,975
Capital Stock Share Transactions
Sold	6,398,050	5,238,963	26,564,398	42,282,717
Distributions reinvested	1,798,324	1,308,788	10,963,929	10,033,441
Redeemed	(2,744,367)	(3,456,690)	(6,997,792)	(6,725,965)
In-kind redemptions	—	—	—	—

Total Capital Stock Share Transactions	5,452,007	3,091,061	30,530,535	45,590,193

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Growth and Income Plus Portfolio		Balanced Income Plus Portfolio
12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013

$120,234,160	$91,072,245	$66,345,879	$54,615,787	$1,727,062	$1,927,133	$6,920,597	$4,635,807
309,289,567	180,613,587	99,499,840	61,088,904	3,154,489	17,743,134	10,752,484	56,220,823
21,486,822	604,446,205	13,234,373	158,181,005	(3,102,626)	(338,775)	(599,918)	(18,617,990)
451,010,549	876,132,037	179,080,092	273,885,696	1,778,925	19,331,492	17,073,163	42,238,640

(90,042,092)	(94,191,290)	(53,606,712)	(48,161,738)	(1,923,162)	(2,504,677)	(4,580,942)	(4,682,407)
(208,433,582)	(125,697,258)	(73,822,403)	(62,314,304)	(5,890,712)	—	(51,313,269)	(8,188,843)
(298,475,674)	(219,888,548)	(127,429,115)	(110,476,042)	(7,813,874)	(2,504,677)	(55,894,211)	(12,871,250)

1,118,066,502	1,088,059,591	277,291,740	276,455,867	21,627,230	26,381,957	43,001,414	23,654,926
298,475,674	219,888,548	127,429,115	110,476,042	7,813,874	2,504,677	55,894,211	12,871,250
(142,438,450)	(121,004,094)	(129,995,621)	(117,686,160)	(7,738,160)	(8,480,857)	(32,053,287)	(30,210,315)
—	—	—	—	—	(73,842,028)	—	—
1,274,103,726	1,186,944,045	274,725,234	269,245,749	21,702,944	(53,436,251)	66,842,338	6,315,861
1,426,638,601	1,843,187,534	326,376,211	432,655,403	15,667,995	(36,609,436)	28,021,290	35,683,251
7,181,123,800	5,337,936,266	3,352,978,869	2,920,323,466	65,451,498	102,060,934	275,017,197	239,333,946
$8,607,762,401	$7,181,123,800	$3,679,355,080	$3,352,978,869	$81,119,493	$65,451,498	$303,038,487	$275,017,197
$131,718,370	$90,046,748	$69,009,714	$53,555,301	$1,697,388	$1,914,126	$6,688,222	$4,535,096

81,002,815	84,058,196	21,625,434	22,386,150	1,937,939	2,411,891	2,687,304	1,437,170
21,694,542	17,351,357	9,975,741	9,098,369	723,420	229,593	3,813,482	795,037
(10,334,775)	(9,333,911)	(10,126,964)	(9,505,090)	(707,032)	(775,097)	(2,036,381)	(1,831,808)
—	—	—	—	—	(6,647,883)	—	—

92,362,582	92,075,642	21,474,211	21,979,429	1,954,327	(4,781,496)	4,464,405	400,399

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Diversified Income Plus Portfolio		Opportunity Income Plus Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$15,516,934	$11,858,151	$2,013,767	$1,012,530
Net realized gains/(losses)	10,750,364	9,396,899	381,889	(1,724,664)
Change in net unrealized appreciation/(depreciation)	(9,938,310)	9,521,894	(627,259)	288,119
Net Change in Net Assets Resulting From Operations	16,328,988	30,776,944	1,768,397	(424,015)
Distributions to Shareholders
From net investment income	(11,945,610)	(7,460,218)	(2,013,133)	(1,012,847)
From net realized gains	—	—	—	(301,210)
Total Distributions to Shareholders	(11,945,610)	(7,460,218)	(2,013,133)	(1,314,057)
Capital Stock Transactions
Sold	78,367,852	117,802,735	34,935,161	17,096,427
Distributions reinvested	11,945,610	7,460,218	2,013,133	1,314,057
Redeemed	(20,073,456)	(15,574,126)	(11,483,556)	(7,403,776)
Total Capital Stock Transactions	70,240,006	109,688,827	25,464,738	11,006,708
Net Increase/(Decrease) in Net Assets	74,623,384	133,005,553	25,220,002	9,268,636
Net Assets, Beginning of Period	362,712,248	229,706,695	46,541,183	37,272,547
Net Assets, End of Period	$437,335,632	$362,712,248	$71,761,185	$46,541,183
Accumulated Undistributed Net Investment Income/(Loss)	$15,507,791	$11,868,879	$1,795	$753
Capital Stock Share Transactions
Sold	9,878,425	15,537,955	3,408,417	1,671,877
Distributions reinvested	1,506,284	986,514	196,344	127,594
Redeemed	(2,539,841)	(2,050,214)	(1,119,921)	(716,030)

Total Capital Stock Share Transactions	8,844,868	14,474,255	2,484,840	1,083,441

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Technology Portfolio		Partner Healthcare Portfolio		Natural Resources Portfolio		Partner Emerging Markets Equity Portfolio
12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013

$(119,813)	$(84,746)	$24,225	$(38,222)	$158,739	$167,934	$620,449	$641,319
3,658,323	4,503,669	9,030,304	4,219,641	(1,555,500)	(438,132)	(975,578)	(430,928)
1,598,968	6,213,839	6,278,632	5,839,702	(5,723,995)	3,320,003	529,283	(4,978,975)
5,137,478	10,632,762	15,333,161	10,021,121	(7,120,756)	3,049,805	174,154	(4,768,584)

—	—	—	(127,607)	(164,907)	(226,334)	(625,090)	(626,603)
—	—	(4,267,782)	(1,382,286)	—	—	—	—
—	—	(4,267,782)	(1,509,893)	(164,907)	(226,334)	(625,090)	(626,603)

8,707,334	6,827,308	37,891,021	21,399,137	7,531,628	4,866,233	12,120,351	21,174,506
—	—	4,267,782	1,509,893	164,907	226,334	625,090	626,603
(5,225,441)	(4,902,962)	(4,801,440)	(2,944,132)	(4,070,906)	(4,538,478)	(23,701,729)	(11,204,248)
3,481,893	1,924,346	37,357,363	19,964,898	3,625,629	554,089	(10,956,288)	10,596,861
8,619,371	12,557,108	48,422,742	28,476,126	(3,660,034)	3,377,560	(11,407,224)	5,201,674
48,054,794	35,497,686	53,698,843	25,222,717	34,952,270	31,574,710	59,868,846	54,667,172
$56,674,165	$48,054,794	$102,121,585	$53,698,843	$31,292,236	$34,952,270	$48,461,622	$59,868,846
$(18,797)	$(16,529)	$(3,559)	$(10,237)	$148,701	$159,631	$502,190	$549,677

859,524	836,201	2,022,167	1,394,927	998,357	672,269	948,289	1,596,634
—	—	234,644	100,929	19,823	31,637	46,995	50,371
(523,338)	(602,916)	(261,666)	(191,019)	(546,081)	(624,700)	(1,782,215)	(864,595)

336,186	233,285	1,995,145	1,304,837	472,099	79,206	(786,931)	782,410

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Real Estate Securities Portfolio		Partner Small Cap Growth Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$2,213,068	$1,999,451	$(1,481,325)	$(1,449,545)
Net realized gains/(losses)	6,262,880	3,729,450	73,622,815	40,580,228
Change in net unrealized appreciation/(depreciation)	26,974,408	(3,152,293)	(87,421,150)	63,097,078
Net Change in Net Assets Resulting From Operations	35,450,356	2,576,608	(15,279,660)	102,227,761
Distributions to Shareholders
From net investment income	(2,006,084)	(1,880,889)	—	—
From net realized gains	(2,407,859)	—	(38,837,387)	(6,075,672)
Total Distributions to Shareholders	(4,413,943)	(1,880,889)	(38,837,387)	(6,075,672)
Capital Stock Transactions
Sold	19,573,670	19,037,347	5,081,763	6,878,294
Distributions reinvested	4,413,943	1,880,889	38,837,387	6,075,672
Redeemed	(32,545,004)	(23,990,372)	(7,558,351)	(21,700,165)
In-kind redemptions	—	—	(278,767,780)	—
Total Capital Stock Transactions	(8,557,391)	(3,072,136)	(242,406,981)	(8,746,199)
Net Increase/(Decrease) in Net Assets	22,479,022	(2,376,417)	(296,524,028)	87,405,890
Net Assets, Beginning of Period	120,065,842	122,442,259	344,325,054	256,919,164
Net Assets, End of Period	$142,544,864	$120,065,842	$47,801,026	$344,325,054
Accumulated Undistributed Net Investment Income/(Loss)	$2,167,266	$1,959,695	$(39,542)	$(112,650)
Capital Stock Share Transactions
Sold	950,655	1,004,072	287,441	402,076
Distributions reinvested	217,660	99,130	2,345,324	379,533
Redeemed	(1,588,870)	(1,287,432)	(431,301)	(1,397,890)
In-kind redemptions	—	—	(17,355,030)	—

Total Capital Stock Share Transactions	(420,555)	(184,230)	(15,153,566)	(616,281)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Small Cap Value Portfolio		Small Cap Stock Portfolio		Small Cap Index Portfolio		Mid Cap Growth Portfolio
12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013

$3,358,608	$1,877,079	$1,378,508	$766,894	$2,226,236	$1,914,039	$1,028,986	$868,487
29,581,013	9,854,389	41,140,932	30,901,008	19,496,569	17,444,322	37,280,478	37,331,666
(22,136,591)	91,972,307	(28,977,503)	63,194,648	(8,079,689)	58,011,540	56,536	65,343,840
10,803,030	103,703,775	13,541,937	94,862,550	13,643,116	77,369,901	38,366,000	103,543,993

(830,710)	(6,212,011)	(760,245)	(1,110,363)	(1,923,687)	(2,774,672)	(878,668)	(1,307,135)
(9,885,913)	(1,618,481)	(3,810,915)	—	(17,451,260)	(9,403,427)	(37,294,754)	(216,636)
(10,716,623)	(7,830,492)	(4,571,160)	(1,110,363)	(19,374,947)	(12,178,099)	(38,173,422)	(1,523,771)

6,442,106	13,620,695	6,694,325	8,906,708	19,450,966	15,094,607	11,623,294	10,907,279
10,716,623	7,830,492	4,571,160	1,110,363	19,374,947	12,178,099	38,173,422	1,523,771
(13,288,687)	(15,228,121)	(68,471,873)	(18,675,324)	(27,229,344)	(23,380,516)	(47,155,406)	(51,638,208)
—	—	—	—	—	—	—	—
3,870,042	6,223,066	(57,206,388)	(8,658,253)	11,596,569	3,892,190	2,641,310	(39,207,158)

3,956,449	102,096,349	(48,235,611)	85,093,934	5,864,738	69,083,992	2,833,888	62,813,064
384,676,157	282,579,808	354,573,646	269,479,712	262,761,848	193,677,856	424,319,334	361,506,270
$388,632,606	$384,676,157	$306,338,035	$354,573,646	$268,626,586	$262,761,848	$427,153,222	$424,319,334
$3,062,930	$(168,608)	$1,323,275	$703,090	$2,167,493	$1,863,885	$928,431	$783,613

233,340	565,151	380,860	579,630	1,139,106	964,708	475,776	486,854
384,844	324,118	257,462	72,690	1,146,358	810,987	1,623,075	70,344
(484,226)	(626,924)	(3,920,354)	(1,233,674)	(1,589,636)	(1,502,424)	(1,925,665)	(2,339,125)
—	—	—	—	—	—	—	—

133,958	262,345	(3,282,032)	(581,354)	695,828	273,271	173,186	(1,781,927)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$2,225,207	$2,373,852	$4,477,794	$2,224,350
Net realized gains/(losses)	46,593,721	49,541,187	81,651,039	56,136,087
Change in net unrealized appreciation/(depreciation)	(928,175)	34,483,092	(5,733,046)	119,829,423
Net Change in Net Assets Resulting From Operations	47,890,753	86,398,131	80,395,787	178,189,860
Distributions to Shareholders
From net investment income	(2,382,909)	(3,042,438)	(2,238,163)	(2,176,782)
From net realized gains	(49,092,042)	(13,305,805)	(31,748,560)	—
Total Distributions to Shareholders	(51,474,951)	(16,348,243)	(33,986,723)	(2,176,782)
Capital Stock Transactions
Sold	6,139,367	11,505,045	12,414,918	6,010,562
Distributions reinvested	51,474,951	16,348,243	33,986,723	2,176,782
Redeemed	(4,118,963)	(6,416,261)	(15,614,364)	(15,505,487)
Total Capital Stock Transactions	53,495,355	21,437,027	30,787,277	(7,318,143)
Net Increase/(Decrease) in Net Assets	49,911,157	91,486,915	77,196,341	168,694,935
Net Assets, Beginning of Period	352,945,948	261,459,033	675,422,098	506,727,163
Net Assets, End of Period	$402,857,105	$352,945,948	$752,618,439	$675,422,098
Accumulated Undistributed Net Investment Income/(Loss)	$2,194,546	$2,338,230	$4,100,262	$1,932,768
Capital Stock Share Transactions
Sold	338,700	698,248	681,375	392,094
Distributions reinvested	2,975,792	994,806	1,849,557	144,603
Redeemed	(231,539)	(388,569)	(855,258)	(1,023,275)

Total Capital Stock Share Transactions	3,082,953	1,304,485	1,675,674	(486,578)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio		Partner All Cap Portfolio		Large Cap Growth Portfolio
12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013

$1,182,443	$997,123	$38,146,324	$31,098,950	$312,718	$395,155	$5,587,936	$6,199,197
6,974,875	5,697,265	69,845,647	73,417,195	8,714,041	9,321,198	163,556,942	92,037,523
3,812,395	22,432,414	(198,771,520)	136,848,064	(1,331,941)	6,528,169	(59,632,233)	195,315,087
11,969,713	29,126,802	(90,779,549)	241,364,209	7,694,818	16,244,522	109,512,645	293,551,807

(1,001,203)	(926,864)	(34,636,379)	(416,617)	(396,564)	(428,025)	(6,205,697)	(5,999,580)
(6,112,967)	(3,159,150)	—	—	—	—	—	—
(7,114,170)	(4,086,014)	(34,636,379)	(416,617)	(396,564)	(428,025)	(6,205,697)	(5,999,580)

20,796,010	19,220,321	22,264,244	19,622,603	5,673,145	3,795,626	27,123,582	33,770,524
7,114,170	4,086,014	34,636,379	416,617	396,564	428,025	6,205,697	5,999,580
(10,694,946)	(10,466,874)	(30,182,494)	(75,334,755)	(7,677,955)	(7,701,099)	(194,100,261)	(125,260,503)
17,215,234	12,839,461	26,718,129	(55,295,535)	(1,608,246)	(3,477,448)	(160,770,982)	(85,490,399)
22,070,777	37,880,249	(98,697,799)	185,652,057	5,690,008	12,339,049	(57,464,034)	202,061,828
122,992,711	85,112,462	1,705,988,585	1,520,336,528	63,808,384	51,469,335	1,061,971,778	859,909,950
$145,063,488	$122,992,711	$1,607,290,786	$1,705,988,585	$69,498,392	$63,808,384	$1,004,507,744	$1,061,971,778
$1,159,699	$978,459	$38,622,010	$32,581,677	$296,891	$382,935	$35,506	$578,625

1,310,042	1,350,292	2,250,484	2,116,956	431,176	343,947	1,017,440	1,524,721
447,533	293,994	3,380,214	46,389	29,955	38,956	222,358	240,562
(674,553)	(736,355)	(3,045,127)	(8,330,270)	(581,464)	(702,140)	(7,186,682)	(5,770,940)

1,083,022	907,931	2,585,571	(6,166,925)	(120,333)	(319,237)	(5,946,884)	(4,005,657)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Growth Stock Portfolio		Large Cap Value Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$(143,988)	$(156,897)	$15,485,509	$14,173,723
Net realized gains/(losses)	9,097,342	6,963,318	61,684,298	52,222,956
Change in net unrealized appreciation/(depreciation)	(2,458,144)	14,998,010	23,223,019	204,156,400
Net Change in Net Assets Resulting From Operations	6,495,210	21,804,431	100,392,826	270,553,079
Distributions to Shareholders
From net investment income	—	(18,555)	(14,210,465)	(14,880,600)
From net realized gains	(6,496,774)	—	—	—
Total Distributions to Shareholders	(6,496,774)	(18,555)	(14,210,465)	(14,880,600)
Capital Stock Transactions
Sold	9,628,170	5,772,927	13,682,320	21,155,090
Issued in connection with merger	—	—	—	—
Distributions reinvested	6,496,774	18,555	14,210,465	14,880,600
Redeemed	(10,635,385)	(9,323,745)	(28,234,730)	(25,189,006)
Total Capital Stock Transactions	5,489,559	(3,532,263)	(341,945)	10,846,684
Net Increase/(Decrease) in Net Assets	5,487,995	18,253,613	85,840,416	266,519,163
Net Assets, Beginning of Period	76,233,991	57,980,378	1,119,162,039	852,642,876
Net Assets, End of Period	$81,721,986	$76,233,991	$1,205,002,455	$1,119,162,039
Accumulated Undistributed Net Investment Income/(Loss)	$(19,923)	$(17,607)	$14,985,013	$14,061,142
Capital Stock Share Transactions
Sold	519,716	366,880	851,800	1,506,230
Issued in connection with merger	—	—	—	—
Distributions reinvested	371,456	1,209	869,333	1,059,653
Redeemed	(581,551)	(593,980)	(1,755,314)	(1,810,189)

Total Capital Stock Share Transactions	309,621	(225,891)	(34,181)	755,694

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Stock Portfolio		Large Cap Index Portfolio		High Yield Portfolio		Income Portfolio
12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013

$10,040,750	$7,249,881	$6,821,833	$5,921,597	$53,971,230	$57,959,063	$54,103,593	$56,447,660
69,110,961	63,213,680	2,664,831	4,166,717	13,193,932	16,338,100	25,966,758	22,402,779
(36,495,875)	113,722,579	42,486,523	85,018,738	(47,671,133)	(13,294,522)	12,917,898	(80,301,383)
42,655,836	184,186,140	51,973,187	95,107,052	19,494,029	61,002,641	92,988,249	(1,450,944)

(7,274,387)	(8,140,375)	(5,820,275)	(5,733,630)	(54,199,192)	(57,720,706)	(53,952,988)	(56,092,101)
—	—	(927,955)	(3,429,327)	—	—	(17,510,205)	(3,278,491)
(7,274,387)	(8,140,375)	(6,748,230)	(9,162,957)	(54,199,192)	(57,720,706)	(71,463,193)	(59,370,592)

9,307,227	6,604,862	40,918,587	28,709,669	27,735,059	41,888,839	16,327,597	25,072,319
—	31,485,903	—	—	—	—	—	—
7,274,387	8,140,375	6,748,230	9,162,957	54,199,192	57,720,706	71,463,193	59,370,592
(29,323,725)	(32,934,081)	(35,085,339)	(35,155,121)	(113,316,667)	(85,904,394)	(134,662,331)	(181,912,585)
(12,742,111)	13,297,059	12,581,478	2,717,505	(31,382,416)	13,705,151	(46,871,541)	(97,469,674)
22,639,338	189,342,824	57,806,435	88,661,600	(66,087,579)	16,987,086	(25,346,485)	(158,291,210)
811,875,706	622,532,882	392,630,041	303,968,441	921,884,509	904,897,423	1,417,609,081	1,575,900,291
$834,515,044	$811,875,706	$450,436,476	$392,630,041	$855,796,930	$921,884,509	$1,392,262,596	$1,417,609,081
$9,674,625	$7,106,693	$6,739,988	$5,841,728	$313,742	$514,131	$(113,133)	$(117,618)
763,018	628,688	1,510,271	1,237,822	5,446,151	8,267,882	1,547,161	2,371,793
—	2,953,760	—	—	—	—	—	—
583,594	782,300	249,150	400,945	10,675,532	11,421,526	6,770,456	5,650,047
(2,403,756)	(3,141,637)	(1,307,336)	(1,539,086)	(22,365,303)	(17,037,868)	(12,771,102)	(17,264,108)

(1,057,144)	1,223,111	452,085	99,681	(6,243,620)	2,651,540	(4,453,485)	(9,242,268)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Bond Index Portfolio		Limited Maturity Bond Portfolio
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$3,314,697	$3,328,936	$18,619,779	$17,777,172
Net realized gains/(losses)	1,450,014	(2,176,457)	(1,138,898)	8,286,041
Change in net unrealized appreciation/(depreciation)	4,703,041	(5,573,292)	456,626	(20,804,818)
Net Change in Net Assets Resulting From Operations	9,467,752	(4,420,813)	17,937,507	5,258,395
Distributions to Shareholders
From net investment income	(3,314,697)	(3,328,936)	(18,195,371)	(17,218,976)
From net realized gains	—	(5,464,327)	—	—
Total Distributions to Shareholders	(3,314,697)	(8,793,263)	(18,195,371)	(17,218,976)
Capital Stock Transactions
Sold	11,545,085	13,325,069	32,112,602	41,686,633
Distributions reinvested	3,314,697	8,793,263	18,195,371	17,218,976
Redeemed	(23,075,491)	(42,349,648)	(114,240,511)	(164,430,498)
Total Capital Stock Transactions	(8,215,709)	(20,231,316)	(63,932,538)	(105,524,889)
Net Increase/(Decrease) in Net Assets	(2,062,654)	(33,445,392)	(64,190,402)	(117,485,470)
Net Assets, Beginning of Period	152,016,778	185,462,170	1,082,528,198	1,200,013,668
Net Assets, End of Period	$149,954,124	$152,016,778	$1,018,337,796	$1,082,528,198
Accumulated Undistributed Net Investment Income/(Loss)	$(602)	$(602)	$425,277	$431,630
Capital Stock Share Transactions
Sold	1,063,905	1,195,866	3,257,533	4,221,041
Distributions reinvested	306,504	810,078	1,845,982	1,745,050
Redeemed	(2,136,588)	(3,887,287)	(11,596,039)	(16,634,618)

Total Capital Stock Share Transactions	(766,179)	(1,881,343)	(6,492,524)	(10,668,527)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Money Market Portfolio
12/31/2014	12/31/2013

$—	$(4,026)
(759)	4,026
—	—
(759)	—

—	—
—	—
—	—

65,254,801	89,452,873
—	—
(85,420,968)	(91,133,483)
(20,166,167)	(1,680,610)
(20,166,926)	(1,680,610)
146,581,714	148,262,324
$126,414,788	$146,581,714
$—	$—

65,254,800	89,452,873
—	—
(85,420,967)	(91,133,483)

(20,166,167)	(1,680,610)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-three separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, twenty equity Portfolios, four fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

The Portfolios are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Portfolio Mergers – At a meeting held on August 2, 2013, shareholders of Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolios”) approved the merger of the Target Portfolios into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”).

Target Portfolios		Acquiring Portfolios
Partner All Cap Value	>	Large Cap Stock
Partner All Cap Growth	>	Large Cap Stock
Partner Socially Responsible Stock	>	Large Cap Stock

The mergers occurred at the close of business on August 16, 2013. Acquisition of the assets and liabilities of the Target Portfolios by the Acquiring Portfolio were followed by the distribution of the Acquiring Portfolio shares to the Target Portfolios’ shareholders. The shares issued of the Acquiring Portfolio are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Portfolio	Description	Net Assets as of August 16, 2013
Large Cap Stock	Acquiring Portfolio	$710,028,233
Partner All Cap Value	Target Portfolio	$6,754,374
Partner All Cap Growth	Target Portfolio	$13,237,069
Partner Socially Responsible Stock	Target Portfolio	$11,494,460

Large Cap Stock	After Acquisition	$741,514,136

As of August 16, 2013, the net assets of the Target Portfolios were comprised of the following:

Target Portfolio	Unrealized Appreciation	Undistributed Net Investment (Loss)	Accumulated Net Realized (Losses)	Capital Stock
Partner All Cap Value	$495,239	$(11,204)	$(24,651)	$6,294,990
Partner All Cap Growth	$2,820,455	$(9,152)	$(5,699)	$10,431,465
Partner Socially Responsible Stock	$2,159,274	$(9,094)	$(644)	$9,344,924

The Target Portfolios’ capital loss carryovers are carried over to the Acquiring Portfolio. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Assuming the mergers had been completed on January 1, 2013 the Acquiring Portfolio’s pro-forma results of operations for the year ended December 31, 2013 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Large Cap Stock	$116,147,892	$7,385,559	$64,446,500	$187,979,951

The financial statements reflect the operations of the Portfolios for the period prior to the merger and the combined Portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio that have been included in the combined Portfolio’s Statement of Operations since the mergers were completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2014, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2011 through 2014. Additionally, as of December 31, 2014, the tax year ended December 31, 2010 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2014, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments – Each of the Portfolios, except Thrivent Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Portfolios, with the exception of Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements.

Swap Agreements – All Portfolios, with the exception of Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral pledged. The actual amounts of collateral may be greater than amounts presented in the tables.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	2,002,774	—	2,002,774	2,002,774	—	—	—
Moderately Aggressive Allocation
Futures Contracts	4,867,894	—	4,867,894	4,867,894	—	—	—
Moderate Allocation
Futures Contracts	6,163,706	—	6,163,706	6,163,706	—	—	—
Moderately Conservative Allocation
Futures Contracts	2,423,086	—	2,423,086	2,268,392	—	—	154,694(*)

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Growth and Income Plus
Futures Contracts	4,125	—	4,125	4,125	—	—	—
Balanced Income Plus
Futures Contracts	19,313	—	19,313	19,313	—	—	—
Diversified Income Plus
Futures Contracts	106,563	—	106,563	69,720	—	—	36,843(*)
Opportunity Income Plus
Futures Contracts	10,750	—	10,750	3,937	—	—	6,813(*)
Partner Worldwide Allocation
Futures Contracts	2,148,352	—	2,148,352	2,131,917	—	—	16,435(*)
Exchange Contracts	1,392,814	—	1,392,814	513,185	—	—	879,629(†)
Large Cap Stock
Futures Contracts	498,150	—	498,150	333,486	—	—	164,664(*)
High Yield
Swap Credit Contracts	24,458	—	24,458	—	—	—	24,458(‡)
Income
Futures Contracts	168,750	—	168,750	168,750	—	—	—

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.
(‡)	Net swap credit contracts amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in our Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	2,509,934	—	2,509,934	2,002,774	—	507,160	—
Securities Lending	241,100	—	241,100	235,085	—	—	6,015^
Moderately Aggressive Allocation
Futures Contracts	8,407,982	—	8,407,982	4,867,894	—	3,540,088	—
Securities Lending	39,076,872	—	39,076,872	38,081,034	—	—	995,838^
Moderate Allocation
Futures Contracts	13,039,577	—	13,039,577	6,163,706	—	6,875,871	—
Securities Lending	67,749,452	—	67,749,452	65,863,115	—	—	1,886,337^
Moderately Conservative Allocation
Futures Contracts	2,268,392	—	2,268,392	2,268,392	—	—	—
Securities Lending	24,079,812	—	24,079,812	23,547,725	—	—	532,087^
Growth and Income Plus
Futures Contracts	41,173	—	41,173	4,125	—	37,048	—
Balanced Income Plus
Futures Contracts	46,762	—	46,762	19,313	—	27,449	—
Securities Lending	6,533,365	—	6,533,365	6,467,718	—	—	65,647^
Diversified Income Plus
Futures Contracts	69,720	—	69,720	69,720	—	—	—
Securities Lending	2,146,445	—	2,146,445	2,100,961	—	—	45,484^
Opportunity Income Plus
Futures Contracts	3,937	—	3,937	3,937	—	—	—
Natural Resources
Securities Lending	1,983,400	—	1,983,400	1,925,120	—	—	58,280^
Partner Emerging Markets Equity
Securities Lending	1,509,100	—	1,509,100	1,443,356	—	—	65,744^
Partner Small Cap Growth
Securities Lending	4,013,248	—	4,013,248	3,937,328	—	—	75,920^
Partner Small Cap Value
Securities Lending	12,670,650	—	12,670,650	12,241,842	—	—	428,808^
Small Cap Stock
Securities Lending	24,447,972	—	24,447,972	23,756,768	—	—	691,204^
Small Cap Index
Futures Contracts	117,924	—	117,924	—	—	117,924	—
Securities Lending	23,621,082	—	23,621,082	22,827,976	—	—	793,106^
Mid Cap Growth
Securities Lending	3,029,925	—	3,029,925	2,926,382	—	—	103,543^
Mid Cap Stock
Securities Lending	29,599,525	—	29,599,525	28,742,558	—	—	856,967^
Mid Cap Index
Futures Contracts	226,855	—	226,855	—	—	226,855	—
Securities Lending	5,801,543	—	5,801,543	5,625,978	—	—	175,565^
Partner Worldwide Allocation
Futures Contracts	2,131,917	—	2,131,917	2,131,917	—		—
Exchange Contracts	765,483	—	765,483	513,185	—	—	252,298	#
Securities Lending	26,312,891	—	26,312,891	26,312,891	—	—	—
Partner All Cap
Securities Lending	532,657	—	532,657	532,567	—	—	90^

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Large Cap Growth
Futures Contracts	42,215	—	42,215	—	—	42,215	—
Securities Lending	1,559,250	—	1,559,250	1,516,320	—	—	42,930^
Partner Growth Stock
Securities Lending	2,334,117	—	2,334,117	2,276,605	—	—	57,512^
Large Cap Value
Securities Lending	37,144,725	—	37,144,725	35,792,688	—	—	1,352,037^
Large Cap Stock
Futures Contracts	333,486	—	333,486	333,486	—	—	—
Securities Lending	7,610,288	—	7,610,288	7,309,678	—	—	300,610^
Large Cap Index
Futures Contracts	206,865	—	206,865	—	—	206,865	—
Securities Lending	2,392,432	—	2,392,432	2,310,307	—	—	82,125^
High Yield
Securities Lending	55,520,434	—	55,520,434	53,619,904	—	—	1,900,530^
Income
Futures Contracts	311,719	—	311,719	168,750	—	142,969	—
Securities Lending	24,146,820	—	24,146,820	23,374,462	—	—	772,358^
Limited Maturity Bond
Futures Contracts	228,125	—	228,125	—	—	228,125	—
Securities Lending	8,419,435	—	8,419,435	8,206,640	—	—	212,795^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable from the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to post or receive margin-depending on market movements-on their mortgage dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned in the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

As of December 31, 2014, the value of securities on loan is as follows:

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Fund	Securities on Loan
Aggressive Allocation	$235,085
Moderately Aggressive Allocation	38,081,034
Moderate Allocation	65,863,115
Moderately Conservative Allocation	23,547,725
Balanced Income Plus	6,467,718
Diversified Income Plus	2,100,961
Natural Resources	1,925,120
Partner Emerging Markets Equity	1,443,356
Partner Small Cap Growth	3,937,328
Partner Small Cap Value	12,241,842
Small Cap Stock	23,756,768
Small Cap Index	22,827,976
Mid Cap Growth	2,926,382
Mid Cap Stock	28,742,558
Mid Cap Index	5,625,978
Partner Worldwide Allocation	26,420,054
Partner All Cap	532,567
Large Cap Growth	1,516,320
Partner Growth Stock	2,276,605
Large Cap Value	35,792,688
Large Cap Stock	7,309,678
Large Cap Index	2,310,307
High Yield	53,619,904
Income	23,374,462
Limited Maturity Bond	8,206,640

(J) When Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation.

Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(L) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2014, no Portfolios engaged in this type of investment.

(M) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(N) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(O) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Thrivent Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Thrivent Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability because of amounts owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(S) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

(T) In-kind Redemptions – During the year ended December 31, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

redemption”) of Thrivent Growth and Income Plus Portfolio. The underlying portfolio distributed portfolio securities and cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolio as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolio. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio	Growth and Income Plus	550,683	8/6/2013	$6,116,764	$792,628
Moderately Aggressive Allocation Portfolio	Growth and Income Plus	2,306,527	8/6/2013	$25,619,981	$3,136,192
Moderate Allocation Portfolio	Growth and Income Plus	3,039,607	8/6/2013	$33,762,739	$4,188,389
Moderately Conservative Allocation Portfolio	Growth and Income Plus	751,066	8/6/2013	$8,342,544	$1,050,476

During the year ended December 31, 2014, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Small Cap Growth Portfolio. The underlying portfolio distributed portfolio securities and cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolio as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolio. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-Kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio	Partner Small Cap Growth Portfolio	4,044,547	10/6/2014	$64,802,142	$12,593,308
Moderately Aggressive Allocation Portfolio	Partner Small Cap Growth Portfolio	5,844,908	10/6/2014	$93,647,695	$19,424,365
Moderate Allocation Portfolio	Partner Small Cap Growth Portfolio	6,587,309	10/6/2014	$105,542,526	$14,201,526

During the year ended December 31, 2014, Thrivent Defined Benefit Trust, as the shareholder of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Small Cap Growth Portfolio. The underlying portfolio distributed portfolio securities and cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolio as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolio. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-Kind Amount	Realized Gain/(Loss)
Defined Benefit Trust	Partner Small Cap Growth Portfolio	878,266	11/6/2014	$14,775,417	$1,607,209

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(U) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Portfolio (M – Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Small Cap Growth Portfolio

The Adviser had entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for the performance of subadvisory services. For assets that are invested in companies that have market capitalizations that fall within the bottom half of the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner. This agreement was terminated on May 27, 2014.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital and Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Fund is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets managed by DuPont Capital and 0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund is included in determining breakpoints for the assets managed by DuPont Capital.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

(C) Expense Reimbursements – As of December 31, 2014, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Growth Stock	0.10%	N/A
Money Market[1]	0.10%	N/A

[1]	Thrivent Asset Management has voluntarily agreed to reimburse certain portfolio level expenses to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

As of December 31, 2014, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Growth and Income Plus[1]	0.80%	4/30/2015
Opportunity Income Plus[2]	0.75%	4/30/2015
Partner Healthcare	1.25%	4/30/2015
Natural Resources	1.02%	4/30/2015
Partner Emerging Markets Equity	1.40%	4/30/2015
Partner All Cap	0.95%	4/30/2015
Large Cap Index	0.40%	4/30/2015

[1]	Prior voluntary expense limit of 0.80% became a contractual expense cap effective May 1, 2014.
[2]	Prior contractual expense cap of 0.79% expired on April 30, 2014.

For the period ended December 31, 2014, the following voluntary expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Small Cap Growth[1]	0.95%	N/A

[1]	The following voluntary expense cap replaced the voluntary expense reimbursement of 0.10% and became effective October 6, 2014.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund, Money Market Portfolio and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2014, none of the Portfolios invested in High Yield Fund or Money Market Portfolio. During the year ended December 31, 2014, all Portfolios, except Money Market Portfolio, invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2014, the Adviser received aggregate fees for accounting and administrative personnel and services of $8,174,689 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $412,737 in fees from the Fund for the year ended December 31, 2014. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$4,087,479	$(4,087,479)	$—
Moderately Aggressive Allocation	11,079,431	(11,079,431)	—
Moderate Allocation	11,479,554	(11,479,554)	—
Moderately Conservative Allocation	2,715,246	(2,715,246)	—
Growth and Income Plus	(20,638)	20,638	—
Balanced Income Plus	(186,529)	186,529	—
Diversified Income Plus	67,588	(67,588)	—

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Opportunity Income Plus	408	(408)	—
Partner Technology	117,545	—	(117,545)
Partner Healthcare	(17,547)	17,547	—
Natural Resources	(4,762)	4,762	—
Partner Emerging Markets Equity	(42,846)	42,846	—
Real Estate Securities	587	(587)	—
Partner Small Cap Growth	1,554,433	(48,676,824)	47,122,391
Partner Small Cap Value	703,640	(703,640)	—
Small Cap Stock	1,922	(1,922)	—
Small Cap Index	1,059	(1,059)	—
Mid Cap Growth	(5,500)	5,500	—
Partner Mid Cap Value	14,018	(14,018)	—
Mid Cap Stock	(72,137)	72,137	—
Partner Worldwide Allocation	2,530,388	(2,530,388)	—
Partner All Cap	(2,198)	2,198	—
Large Cap Growth	74,642	(74,642)	—
Partner Growth Stock	141,672	(141,672)	—
Large Cap Value	(351,173)	351,173	—
Large Cap Stock	(198,431)	198,437	(6)
Large Cap Index	(103,298)	103,298	—
High Yield	27,573	(27,573)	—
Income	(146,120)	146,120	—
Limited Maturity Bond	(430,761)	430,761	—

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long-Term Capital Gain
Aggressive Allocation	$20,914,938	$53,377,152
Moderately Aggressive Allocation	118,438,587	165,826,172
Moderate Allocation	233,888,446	237,387,186
Moderately Conservative Allocation	107,649,881	66,610,377
Growth and Income Plus	3,312,402	1,658,511
Balanced Income Plus	12,213,196	5,155,664
Diversified Income Plus	18,149,403	6,561,531
Opportunity Income Plus	20,100	—
Partner Technology	—	2,996,372
Partner Healthcare	4,928,752	4,103,739
Natural Resources	161,287	—
Partner Emerging Markets Equity	580,153	—
Real Estate Securities	2,558,204	5,973,723
Partner Small Cap Growth	1,228,540	23,500,401
Partner Small Cap Value	3,772,252	28,358,918
Small Cap Stock	9,696,716	31,665,284
Small Cap Index	2,884,002	18,732,618
Mid Cap Growth	1,662,474	36,746,223

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Portfolio	Undistributed Ordinary Income#	Undistributed Long-Term Capital Gain
Partner Mid Cap Value	17,934,984	31,464,438
Mid Cap Stock	16,228,149	69,552,203
Mid Cap Index	1,774,475	6,866,868
Partner Worldwide Allocation	41,277,663	—
Partner All Cap	3,533,874	4,928,803
Large Cap Growth	324,353	—
Partner Growth Stock	410,740	8,541,198
Large Cap Value	15,119,276	34,980,129
Large Cap Stock	10,789,194	62,929,892
Large Cap Index	7,364,740	1,695,275
High Yield	651,227	—
Income	4,215,258	27,096,209
Bond Index	55,732	—
Limited Maturity Bond	606,102	—

#	Undistributed ordinary income includes income derived from short-term capital gains, if any.

At December 31, 2014, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Opportunity Income Plus	$1,229,322	Unlimited

Natural Resources	$4,388,087	Unlimited

Partner Emerging Markets Equity	$1,506,849	Unlimited

Partner Worldwide Allocation	$120,081,661	2016

Large Cap Growth	$27,862,025	2017

High Yield	$24,542,293	2016
	46,838,004	2017

	$71,380,297

Bond Index	$688,692	Unlimited
Limited Maturity Bond	5,004,107	2017
	703,883	Unlimited

	$5,707,990

Money Market	$759	Unlimited

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

During the fiscal year 2014, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Diversified Income Plus	2,247,582
Opportunity Income Plus	493,399
Partner Technology	657,215
Partner Worldwide Allocation	68,971,766
Partner All Cap	563,845
Large Cap Growth	163,627,583
Large Cap Value	26,684,113
Large Cap Stock	5,002,652
High Yield	13,174,066
Bond Index	1,439,349

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income[a]		Long-term Capital Gain		Return of Capital
Portfolio	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Aggressive Allocation	$11,094,169	$11,627,216	$16,430,978	$5,709,117	$—	$—
Moderately Aggressive Allocation	87,033,784	94,028,514	73,142,634	36,454,375	—	—
Moderate Allocation	167,287,487	166,852,796	131,188,187	53,035,752	—	—
Moderately Conservative Allocation	70,435,909	82,026,029	56,993,206	28,450,013	—	—
Growth and Income Plus	5,240,749	2,504,677	2,573,125	—	—	—
Balanced Income Plus	5,039,798	6,424,903	50,854,413	6,446,347	—	—
Diversified Income Plus	11,945,610	7,460,218	—	—	—	—
Opportunity Income Plus	2,013,133	1,314,057	—	—	—	—
Partner Healthcare	567,852	505,666	3,699,930	1,004,227	—	—
Natural Resources	164,907	226,334	—	—	—	—
Partner Emerging Markets Equity	625,090	626,603	—	—	—	—
Real Estate Securities	2,006,084	1,880,889	2,407,859	—	—	—
Partner Small Cap Growth	12,119,742	—	26,717,645	6,075,672	—	—
Partner Small Cap Value	1,287,248	6,212,011	9,429,375	1,618,481	—	—
Small Cap Stock	760,245	1,110,363	3,810,915	—	—	—
Small Cap Index	3,285,051	3,167,163	16,089,896	9,010,936	—	—
Mid Cap Growth	3,404,424	1,307,135	34,768,998	216,636	—	—
Partner Mid Cap Value	23,506,820	3,991,956	27,968,131	12,356,287	—	—
Mid Cap Stock	2,238,163	2,176,782	31,748,560	—	—	—
Mid Cap Index	1,514,929	1,130,073	5,599,241	2,955,941	—	—
Partner Worldwide Allocation	34,636,379	416,617	—	—	—	—
Partner All Cap	396,564	428,025	—	—	—	—
Large Cap Growth	6,205,697	5,999,580	—	—	—	—
Partner Growth Stock	186,646	18,555	6,310,128	—	—	—
Large Cap Value	14,210,465	14,880,600	—	—	—	—
Large Cap Stock	7,274,387	8,140,375	—	—	—	—
Large Cap Index	6,355,717	5,733,630	392,513	3,429,327	—	—
High Yield	54,199,192	57,720,706	—	—	—	—
Income	53,952,988	56,092,101	17,510,205	3,278,491	—	—
Bond Index	3,314,697	6,585,111	—	2,208,152	—	—
Limited Maturity Bond	18,195,371	17,218,976	—	—	—	—

[a]	Ordinary income includes income derived from Short-term Capital Gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$281,857	$331,537
Moderately Aggressive Allocation	1,256,509	1,237,617
Moderate Allocation	2,194,782	2,055,063
Moderately Conservative Allocation	888,734	903,165
Growth and Income Plus	106,754	94,379
Balanced Income Plus	171,918	162,000
Diversified Income Plus	375,991	316,219
Opportunity Income Plus	41,197	21,690
Partner Technology	17,978	15,705
Partner Healthcare	73,849	44,711
Natural Resources	27,190	21,836
Partner Emerging Markets Equity	7,717	18,258
Real Estate Securities	27,154	36,554
Partner Small Cap Growth	230,074	235,849
Partner Small Cap Value	67,941	76,463
Small Cap Stock	172,004	215,286
Small Cap Index	30,512	42,319
Mid Cap Growth	158,688	199,850
Partner Mid Cap Value	330,969	340,655
Mid Cap Stock	251,115	260,878
Mid Cap Index	15,749	16,278
Partner Worldwide Allocation	1,304,941	1,286,383

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

	In thousands
Portfolio	Purchases	Sales
Partner Growth Stock	29,518	30,957
Large Cap Value	232,556	226,029
Large Cap Stock	494,003	538,515
Large Cap Index	13,894	10,801
High Yield	369,582	413,550
Income	623,021	665,547
Bond Index	13,931	17,365
Limited Maturity Bond	350,792	426,700

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$173,874	$185,611
Moderately Aggressive Allocation	2,319,635	2,404,121
Moderate Allocation	7,640,690	7,342,658
Moderately Conservative Allocation	5,201,143	5,067,302
Growth and Income Plus	27,534	26,626
Balanced Income Plus	150,954	150,052
Diversified Income Plus	208,007	197,409
Opportunity Income Plus	62,101	57,656
Partner Worldwide Allocation	18,861	9,658
Income	593,911	612,525
Bond Index	605,141	612,419
Limited Maturity Bond	718,331	713,019

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2014, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Moderately Aggressive Allocation	25	0.25%
Moderate Allocation	25	0.49%
Moderately Conservative Allocation	25	0.72%
Growth and Income Plus	2	0.15%
Balanced Income Plus	5	0.71%
Diversified Income Plus	3	0.64%
Opportunity Income Plus	4	0.90%
Partner Worldwide Allocation	18	0.62%
Partner Growth Stock	4	0.44%
High Yield	15	5.61%
Income	4	0.43%
Bond Index	4	1.22%
Limited Maturity Bond	29	8.78%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premium Amount
Limited Maturity Bond
Balance at December 31, 2013	—	$—
Opened	400	61,300
Closed	(400)	(61,300)
Expired	—	—
Exercised	—	—

Balance at December 31, 2014	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2014, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	350,000,000	$0.01
Moderately Aggressive Allocation	700,000,000	0.01
Moderate Allocation	1,200,000,000	0.01
Moderately Conservative Allocation	800,000,000	0.01
Growth and Income Plus	200,000,000	0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	250,000,000	0.01
Opportunity Income Plus	50,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	50,000,000	0.01
Natural Resources	200,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Real Estate Securities	100,000,000	0.01
Partner Small Cap Growth	50,000,000	0.01
Partner Small Cap Value	150,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	50,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	700,000,000	0.01
Partner All Cap	100,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	50,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
High Yield	350,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Money Market	1,200,000,000	0.01

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7, which governs money market funds. The majority of the amendments, except for certain disclosure enhancements, will not take effect until 2016. The amendments are being made to address potential systemic risks associated with money markets and to improve transparency for money market fund investors. At this time, management is evaluating the impact of the amendments, including potential effects on the structure, operations and return potential of Thrivent Money Market Portfolio.

(9) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2014	$15.04	$0.10	$0.80	$0.90	$(0.07)	$(0.43)
Year Ended 12/31/2013	12.15	0.07	3.17	3.24	(0.17)	(0.18)
Year Ended 12/31/2012	11.40	0.17	1.18	1.35	(0.08)	(0.52)
Year Ended 12/31/2011	12.22	0.06	(0.52)	(0.46)	(0.16)	(0.20)
Year Ended 12/31/2010	10.66	0.10	1.72	1.82	(0.16)	(0.10)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
Year Ended 12/31/2012	11.19	0.21	1.21	1.42	(0.14)	(0.16)
Year Ended 12/31/2011	11.89	0.12	(0.45)	(0.33)	(0.23)	(0.14)
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
Year Ended 12/31/2012	11.25	0.20	1.10	1.30	(0.19)	(0.08)
Year Ended 12/31/2011	11.79	0.17	(0.28)	(0.11)	(0.26)	(0.17)
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
Year Ended 12/31/2012	11.28	0.18	0.89	1.07	(0.19)	(0.09)
Year Ended 12/31/2011	11.66	0.18	(0.16)	0.02	(0.25)	(0.15)
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
GROWTH AND INCOME PLUS PORTFOLIO
Year Ended 12/31/2014	11.66	0.18	0.09	0.27	(0.30)	(0.91)
Year Ended 12/31/2013	9.82	0.33	1.74	2.07	(0.23)	—
Year Ended 12/31/2012	8.81	0.24	0.91	1.15	(0.14)	—
Year Ended 12/31/2011	9.06	0.15	(0.37)	(0.22)	(0.03)	—
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
Year Ended 12/31/2012	14.48	0.33	1.42	1.75	(0.34)	(0.47)
Year Ended 12/31/2011	14.72	0.34	0.26	0.60	(0.34)	(0.50)
Year Ended 12/31/2010	13.44	0.34	1.39	1.73	(0.36)	(0.09)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
Year Ended 12/31/2013	7.23	0.21	0.59	0.80	(0.19)	—
Year Ended 12/31/2012	6.56	0.19	0.74	0.93	(0.26)	—
Year Ended 12/31/2011	6.75	0.29	(0.13)	0.16	(0.35)	—
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.50)	$15.44	6.02%	$904.9	0.50%	0.70%	0.50%	0.70%	58%
(0.35)	15.04	27.05%	799.4	0.46%	0.53%	0.47%	0.52%	43%
(0.60)	12.15	12.25%	608.2	0.49%	1.45%	0.49%	1.45%	69%
(0.36)	11.40	(3.93)%	560.6	0.42%	0.49%	0.43%	0.47%	74%
(0.26)	12.22	17.53%	587.1	0.34%	0.95%	0.39%	0.90%	68%

(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%
(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%
(0.30)	12.31	12.87%	3,056.0	0.40%	1.83%	0.40%	1.83%	93%
(0.37)	11.19	(2.86)%	2,659.6	0.33%	1.22%	0.33%	1.22%	64%
(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%

(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%
(0.27)	12.28	11.72%	5,337.9	0.38%	1.98%	0.38%	1.98%	121%
(0.43)	11.25	(1.02)%	4,133.6	0.29%	1.86%	0.29%	1.86%	53%
(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%

(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%
(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%
(0.28)	12.07	9.59%	2,920.3	0.41%	1.95%	0.41%	1.95%	190%
(0.40)	11.28	0.20%	2,055.3	0.31%	2.14%	0.31%	2.14%	46%
(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%

(1.21)	10.72	2.21%	81.1	0.80%	2.30%	0.94%	2.16%	176%
(0.23)	11.66	21.24%	65.5	0.79%	2.10%	0.85%	2.04%	153%
(0.14)	9.82	13.17%	102.1	0.81%	2.56%	0.81%	2.56%	160%
(0.03)	8.81	(2.46)%	88.1	0.83%	1.78%	0.83%	1.78%	195%
(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%

(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%
(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%
(0.81)	15.42	12.42%	239.3	0.45%	1.93%	0.45%	1.93%	142%
(0.84)	14.48	4.18%	240.5	0.44%	2.06%	0.44%	2.06%	143%
(0.45)	14.72	13.30%	270.6	0.44%	2.13%	0.44%	2.13%	136%

(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%
(0.19)	7.84	11.17%	362.7	0.49%	3.88%	0.49%	3.88%	150%
(0.26)	7.23	14.48%	229.7	0.52%	4.58%	0.52%	4.58%	155%
(0.35)	6.56	2.32%	118.4	0.55%	4.98%	0.55%	4.98%	127%
(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2014	$10.15	$0.35	$—	$0.35	$(0.35)	$—
Year Ended 12/31/2013	10.64	0.26	(0.40)	(0.14)	(0.26)	(0.09)
Year Ended 12/31/2012	10.45	0.16	0.44	0.60	(0.16)	(0.25)
Year Ended 12/31/2011	10.32	0.30	0.17	0.47	(0.30)	(0.04)
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2014	9.69	(0.02)	1.03	1.01	—	—
Year Ended 12/31/2013	7.51	(0.02)	2.20	2.18	—	—
Year Ended 12/31/2012	6.20	(0.03)	1.34	1.31	—	—
Year Ended 12/31/2011	7.11	(0.01)	(0.90)	(0.91)	—	—
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
Year Ended 12/31/2013	13.39	(0.02)	4.10	4.08	(0.05)	(0.58)
Year Ended 12/31/2012	11.26	0.03	2.29	2.32	(0.04)	(0.15)
Year Ended 12/31/2011	12.08	0.03	(0.46)	(0.43)	—	(0.39)
Year Ended 12/31/2010	11.08	(0.02)	1.22	1.20	(0.02)	(0.18)
NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2014	7.52	0.03	(1.41)	(1.38)	(0.03)	—
Year Ended 12/31/2013	6.91	0.04	0.62	0.66	(0.05)	—
Year Ended 12/31/2012	8.33	0.05	(0.43)	(0.38)	(0.02)	(1.02)
Year Ended 12/31/2011	9.56	0.02	(1.24)	(1.22)	(0.01)	—
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
Year Ended 12/31/2013	13.61	0.12	(1.13)	(1.01)	(0.13)	—
Year Ended 12/31/2012	10.92	0.14	2.68	2.82	(0.07)	(0.06)
Year Ended 12/31/2011	12.38	0.15	(1.48)	(1.33)	(0.13)	—
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
Year Ended 12/31/2013	17.85	0.29	0.11	0.40	(0.27)	—
Year Ended 12/31/2012	15.77	0.30	2.43	2.73	(0.65)	—
Year Ended 12/31/2011 (c)	14.49	0.22	1.06	1.28	—	—
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—
PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2014	19.23	(0.57)	0.91	0.34	—	(2.18)
Year Ended 12/31/2013	13.87	(0.08)	5.79	5.71	—	(0.35)
Year Ended 12/31/2012	12.42	(0.01)	1.46	1.45	—	—
Year Ended 12/31/2011	12.92	(0.08)	(0.42)	(0.50)	—	—
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.35)	$10.15	3.48%	$71.8	0.76%	3.46%	0.79%	3.42%	140%
(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%
(0.41)	10.64	5.99%	37.3	0.83%	1.54%	0.88%	1.49%	936%
(0.34)	10.45	4.53%	32.4	0.90%	2.89%	0.90%	2.89%	854%
(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%

—	10.70	10.45%	56.7	1.02%	(0.23)%	1.02%	(0.23)%	31%
—	9.69	29.01%	48.1	1.08%	(0.21)%	1.08%	(0.21)%	48%
—	7.51	21.09%	35.5	1.13%	(0.39)%	1.13%	(0.39)%	45%
—	6.20	(12.83)%	29.6	1.13%	(0.21)%	1.13%	(0.21)%	56%
—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%

(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%
(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%
(0.19)	13.39	20.68%	25.2	1.25%	0.26%	1.54%	(0.04)%	40%
(0.39)	11.26	(3.79)%	18.0	1.30%	0.24%	1.64%	(0.11)%	66%
(0.20)	12.08	11.13%	17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%

(0.03)	6.11	(18.39)%	31.3	1.02%	0.43%	1.11%	0.34%	61%
(0.05)	7.52	9.55%	35.0	1.02%	0.50%	1.13%	0.39%	37%
(1.04)	6.91	(3.15)%	31.6	1.06%	0.70%	1.14%	0.62%	28%
(0.01)	8.33	(12.84)%	31.6	1.12%	0.17%	1.12%	0.17%	118%
(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%

(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%
(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%
(0.13)	13.61	25.98%	54.7	1.40%	1.27%	1.62%	1.05%	4%
(0.13)	10.92	(10.83)%	38.9	1.43%	1.27%	1.66%	1.04%	6%
—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%

(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%
(0.27)	17.98	2.18%	120.1	0.92%	1.53%	0.92%	1.53%	22%
(0.65)	17.85	17.54%	122.4	0.93%	1.62%	0.93%	1.62%	32%
—	15.77	8.83%	108.0	0.87%	1.47%	0.87%	1.47%	16%
(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%

(2.18)	17.39	2.31%	47.8	0.97%	(0.55)%	1.08%	(0.67)%	88%
(0.35)	19.23	41.64%	344.3	0.98%	(0.49)%	1.08%	(0.59)%	85%
—	13.87	11.69%	256.9	0.99%	(0.12)%	1.09%	(0.22)%	93%
—	12.42	(3.85)%	197.5	1.00%	(0.63)%	1.10%	(0.73)%	101%
—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2014	$28.27	$0.25	$0.55	$0.80	$(0.06)	$(0.73)
Year Ended 12/31/2013	21.17	0.14	7.55	7.69	(0.47)	(0.12)
Year Ended 12/31/2012	18.64	0.38	2.28	2.66	(0.13)	—
Year Ended 12/31/2011	19.06	0.10	(0.48)	(0.38)	(0.04)	—
Year Ended 12/31/2010	15.58	0.13	3.52	3.65	(0.17)	—
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
Year Ended 12/31/2013	13.42	0.14	5.17	5.31	(0.20)	(0.67)
Year Ended 12/31/2012	12.77	0.20	1.68	1.88	(0.09)	(1.14)
Year Ended 12/31/2011	13.19	0.10	(0.02)	0.08	(0.11)	(0.39)
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—
MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2014	25.45	0.06	2.23	2.29	(0.06)	(2.32)
Year Ended 12/31/2013	19.59	0.06	5.89	5.95	(0.08)	(0.01)
Year Ended 12/31/2012	17.50	0.07	2.06	2.13	(0.04)	—
Year Ended 12/31/2011	18.56	0.04	(1.04)	(1.00)	(0.06)	—
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2014	18.45	0.10	2.27	2.37	(0.12)	(2.56)
Year Ended 12/31/2013	14.67	0.12	4.57	4.69	(0.17)	(0.74)
Year Ended 12/31/2012	12.51	0.17	2.10	2.27	(0.11)	—
Year Ended 12/31/2011	13.38	0.11	(0.95)	(0.84)	(0.03)	—
Year Ended 12/31/2010	10.82	0.08	2.58	2.66	(0.10)	—
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2014	17.66	0.11	1.98	2.09	(0.06)	(0.83)
Year Ended 12/31/2013	13.09	0.06	4.57	4.63	(0.06)	—
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2014	15.78	0.13	1.32	1.45	(0.12)	(0.76)
Year Ended 12/31/2013	12.36	0.12	3.87	3.99	(0.13)	(0.44)
Year Ended 12/31/2012	11.79	0.14	1.74	1.88	(0.10)	(1.21)
Year Ended 12/31/2011	12.91	0.10	(0.33)	(0.23)	(0.11)	(0.78)
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.79)	$28.28	2.89%	$388.6	0.86%	0.89%	0.86%	0.89%	19%
(0.59)	28.27	36.76%	384.7	0.86%	0.56%	0.86%	0.56%	11%
(0.13)	21.17	14.37%	282.6	0.88%	1.90%	0.88%	1.90%	18%
(0.04)	18.64	(1.99)%	250.4	0.88%	0.52%	0.88%	0.52%	10%
(0.17)	19.06	23.46%	266.9	0.88%	0.75%	0.88%	0.75%	19%

(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%

(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%
(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%
(1.23)	13.42	15.95%	193.7	0.46%	1.44%	0.46%	1.44%	9%
(0.50)	12.77	0.53%	189.0	0.45%	0.63%	0.45%	0.63%	13%
(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%

(2.38)	25.36	9.71%	427.2	0.46%	0.25%	0.46%	0.25%	40%
(0.09)	25.45	30.45%	424.3	0.46%	0.22%	0.46%	0.22%	38%
(0.04)	19.59	12.22%	361.5	0.46%	0.39%	0.46%	0.39%	39%
(0.06)	17.50	(5.43)%	348.8	0.46%	0.21%	0.46%	0.21%	67%
(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%

(2.68)	18.14	13.52%	402.9	0.79%	0.59%	0.79%	0.59%	90%
(0.91)	18.45	32.74%	352.9	0.79%	0.76%	0.81%	0.75%	108%
(0.11)	14.67	18.27%	261.5	0.84%	1.26%	0.84%	1.26%	80%
(0.03)	12.51	(6.33)%	215.8	0.84%	0.84%	0.84%	0.84%	76%
(0.10)	13.38	24.73%	232.2	0.85%	0.72%	0.85%	0.72%	91%

(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%
(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%

(0.88)	16.35	9.28%	145.1	0.47%	0.89%	0.47%	0.89%	13%
(0.57)	15.78	32.92%	123.0	0.50%	0.95%	0.50%	0.95%	12%
(1.31)	12.36	17.38%	85.1	0.53%	1.11%	0.53%	1.11%	8%
(0.89)	11.79	(2.23)%	78.1	0.53%	0.72%	0.53%	0.72%	16%
(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2014	$10.02	$0.22	$(0.74)	$(0.52)	$(0.20)	$—
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	—	—
Year Ended 12/31/2012	7.39	0.12	1.26	1.38	(0.12)	(0.03)
Year Ended 12/31/2011	8.77	0.19	(1.26)	(1.07)	(0.17)	(0.14)
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—
Year Ended 12/31/2012	8.44	0.08	1.16	1.24	(0.04)	—
Year Ended 12/31/2011	8.93	0.06	(0.49)	(0.43)	(0.06)	—
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
Year Ended 12/31/2013	13.54	(0.04)	5.29	5.25	—	—
Year Ended 12/31/2012	11.41	—	2.13	2.13	—	—
Year Ended 12/31/2011	11.58	(0.03)	(0.14)	(0.17)	—	—
Year Ended 12/31/2010	9.93	(0.02)	1.67	1.65	—	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2014	15.58	0.22	1.19	1.41	(0.20)	—
Year Ended 12/31/2013	12.00	0.20	3.59	3.79	(0.21)	—
Year Ended 12/31/2012	10.39	0.21	1.59	1.80	(0.19)	—
Year Ended 12/31/2011	10.73	0.18	(0.52)	(0.34)	—	—
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2014	11.81	0.15	0.48	0.63	(0.11)	—
Year Ended 12/31/2013	9.22	0.11	2.60	2.71	(0.12)	—
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2014	25.80	0.44	2.96	3.40	(0.39)	(0.06)
Year Ended 12/31/2013	20.11	0.40	5.91	6.31	(0.39)	(0.23)
Year Ended 12/31/2012	17.71	0.40	2.33	2.73	(0.33)	—
Year Ended 12/31/2011	17.71	0.34	(0.04)	0.30	(0.30)	—
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(0.20)	$9.30	(5.35)%	$1,607.3	0.91%	2.24%	0.91%	2.24%	78%
—	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%
(0.15)	8.62	18.67%	1,520.3	0.95%	2.10%	0.95%	2.10%	93%
(0.31)	7.39	(12.13)%	495.6	0.99%	2.25%	0.99%	2.25%	64%
(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%

(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%
(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%
(0.04)	9.64	14.74%	51.5	1.04%	0.81%	1.24%	0.61%	116%
(0.06)	8.44	(4.83)%	51.4	1.03%	0.56%	1.23%	0.36%	124%
(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%

(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%
(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%
(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%
(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%
(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%

(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%
—	18.79	38.84%	76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%
—	13.54	18.66%	58.0	0.96%	0.02%	1.06%	(0.08)%	32%
—	11.41	(1.49)%	51.1	0.96%	(0.20)%	1.06%	(0.30)%	26%
—	11.58	16.62%	61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%

(0.20)	16.79	9.03%	1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(0.21)	15.58	31.82%	1,119.2	0.64%	1.42%	0.64%	1.42%	32%
(0.19)	12.00	17.57%	852.6	0.64%	1.84%	0.64%	1.84%	90%
—	10.39	(3.08)%	752.1	0.64%	1.70%	0.64%	1.70%	73%
(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%

(0.11)	12.33	5.29%	834.5	0.67%	1.21%	0.67%	1.21%	64%
(0.12)	11.81	29.60%	811.9	0.67%	1.02%	0.67%	1.02%	73%
(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%
—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%
(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%

(0.45)	28.75	13.25%	450.4	0.39%	1.65%	0.39%	1.65%	3%
(0.62)	25.80	31.81%	392.6	0.40%	1.71%	0.40%	1.71%	4%
(0.33)	20.11	15.54%	304.0	0.42%	1.89%	0.42%	1.89%	4%
(0.30)	17.71	1.71%	291.3	0.42%	1.67%	0.42%	1.67%	4%
(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD PORTFOLIO
Year Ended 12/31/2014	$5.07	$0.30	$(0.20)	$0.10	$(0.30)	$—
Year Ended 12/31/2013	5.05	0.32	0.02	0.34	(0.32)	—
Year Ended 12/31/2012	4.66	0.35	0.39	0.74	(0.35)	—
Year Ended 12/31/2011	4.81	0.37	(0.15)	0.22	(0.37)	—
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
INCOME PORTFOLIO
Year Ended 12/31/2014	10.34	0.40	0.29	0.69	(0.40)	(0.13)
Year Ended 12/31/2013	10.77	0.40	(0.41)	(0.01)	(0.40)	(0.02)
Year Ended 12/31/2012	10.09	0.40	0.68	1.08	(0.40)	—
Year Ended 12/31/2011	9.96	0.46	0.12	0.58	(0.45)	—
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
BOND INDEX PORTFOLIO
Year Ended 12/31/2014	10.56	0.24	0.44	0.68	(0.24)	—
Year Ended 12/31/2013	11.39	0.21	(0.48)	(0.27)	(0.21)	(0.35)
Year Ended 12/31/2012	11.21	0.23	0.32	0.55	(0.23)	(0.14)
Year Ended 12/31/2011	10.73	0.31	0.55	0.86	(0.31)	(0.07)
Year Ended 12/31/2010	10.13	0.33	0.60	0.93	(0.33)	—
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2014	9.82	0.17	(0.01)	0.16	(0.17)	—
Year Ended 12/31/2013	9.92	0.15	(0.10)	0.05	(0.15)	—
Year Ended 12/31/2012	9.67	0.17	0.24	0.41	(0.16)	—
Year Ended 12/31/2011	9.80	0.23	(0.14)	0.09	(0.22)	—
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
MONEY MARKET PORTFOLIO
Year Ended 12/31/2014	1.00	—	—	—	—	—
Year Ended 12/31/2013	1.00	—	—	—	—	—
Year Ended 12/31/2012	1.00	—	—	—	—	—
Year Ended 12/31/2011	1.00	—	—	—	—	—
Year Ended 12/31/2010	1.00	—	—	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(0.30)	$4.87	1.96%	$855.8	0.44%	5.86%	0.44%	5.86%	42%
(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%
(0.35)	5.05	16.28%	904.9	0.44%	7.11%	0.44%	7.11%	57%
(0.37)	4.66	4.71%	778.5	0.45%	7.81%	0.45%	7.81%	58%
(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%

(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%
(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%
(0.40)	10.77	10.98%	1,575.9	0.44%	3.84%	0.44%	3.84%	132%
(0.45)	10.09	5.96%	1,463.1	0.44%	4.53%	0.44%	4.53%	142%
(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%

(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%
(0.56)	10.56	(2.47)%	152.0	0.46%	1.94%	0.46%	1.94%	384%
(0.37)	11.39	4.94%	185.5	0.46%	2.00%	0.46%	2.00%	401%
(0.38)	11.21	8.23%	164.5	0.46%	2.83%	0.46%	2.83%	415%
(0.33)	10.73	9.24%	161.4	0.46%	3.12%	0.46%	3.12%	387%

(0.17)	9.81	1.68%	1,018.3	0.44%	1.75%	0.44%	1.75%	102%
(0.15)	9.82	0.45%	1,082.5	0.44%	1.56%	0.44%	1.56%	114%
(0.16)	9.92	4.32%	1,200.0	0.43%	1.72%	0.44%	1.71%	107%
(0.22)	9.67	0.90%	1,497.8	0.43%	2.31%	0.44%	2.30%	91%
(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%

—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A
—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A
—	1.00	0.00%	148.3	0.29%	0.00%	0.51%	(0.23)%	N/A
—	1.00	0.00%	170.5	0.30%	0.00%	0.51%	(0.21)%	N/A
—	1.00	0.00%	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”). The nine-member Board consists of eight Independent Directors, including the Chairman.

At its meeting on October 28-29, 2014, the Board voted unanimously to renew the existing Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Directors) met on six occasions from February 25 to October 28, 2014 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Board received information from the investment management staff of the Adviser regarding the personnel providing services to the Portfolios, as well as changes in staff and systems and compliance enhancements. The Board also received periodic reports

ADDITIONAL INFORMATION

(unaudited)

from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. The Adviser also reviewed with the Board the services provided by the Subadvisers. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Directors also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers to the Fund. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios, including, among other things, management of portfolio cash, subadviser expense management and payment and performance monitoring. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Portfolio’s investment parameters. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Portfolios.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Portfolios, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including the results of on-site compliance due diligence visits. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

ADDITIONAL INFORMATION

(unaudited)

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the three-year period ended June 30, 2014, the average ranking of the Portfolios against their Lipper categories was 43% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Portfolios did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Portfolios and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Portfolios. The Board received from the Adviser additional information about certain Portfolios which had faced performance challenges, and how the Adviser was addressing such challenges. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were at or below the medians of their peer groups, with many in the lower (i.e., less expensive) quartiles. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios was 40% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses. The Board also viewed favorably that the Adviser would reduce the advisory fee for three Portfolios effective January 1, 2015.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that approximately 91% of the Portfolios had net operating expenses at or below the median of their peer groups (i.e., in the two least expensive quartiles), with an average ranking of 26% (on a scale of 1-99%, with 1% being the lowest expenses).

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s

ADDITIONAL INFORMATION

(unaudited)

separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the Subadvisory Agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate. The Board viewed favorably that the Adviser would be implementing additional breakpoints for certain Portfolios effective January 1, 2015.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Fund, including, among other things, research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed. The Board considered the Adviser’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with the Adviser’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

BOARD OF DIRECTORS AND OFFICERS

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 33 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds that offer Class A and Institutional Class shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 33 series of the Fund, the 26 funds of Thrivent Mutual Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011 (1960)	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

BOARD OF DIRECTORS AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

Russell W. Swansen (1957) President	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Karen L. Larson (1965) Assistant Vice President	Vice President, Member and Field Support Services, Thrivent Financial since 2010; Vice President, Thrivent Brokerage Managed Accounts from 2009 to 2010.

Michael W. Kremenak (1978) Assistant Secretary

Senior Counsel, Thrivent Financial since January 2013; Vice President and Assistant

General Counsel at Nuveen Investments 2011 until 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Director” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swanson is considered an interested trustee because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Directors serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Director oversees 60 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Directors other than Mr. Swansen are not “interested directors” of the Fund and are referred to as “independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913

Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2014

with respect to

Thrivent Partner Worldwide Allocation Portfolio

Effective immediately, DuPont Capital Management Corporation (“DuPont”) is no longer a subadviser to Thrivent Partner Worldwide Allocation Portfolio. As a result, all references in the prospectus to DuPont are hereby deleted.

The date of this Supplement is February 26, 2015.

Please include this Supplement with your Prospectus.

Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2014

Effective immediately, the prospectuses for Contracts offered above will be amended to reflect the removal of DuPont Capital Management Corporation (“DuPont”) as a subadviser to the Thrivent Partner Worldwide Allocation Portfolio. As a result, all references in the prospectus to DuPont are hereby deleted.

The date of this Supplement is February 26, 2015.

Please include this Supplement with your Prospectus.

THRIVENT FINANCIAL®

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL
4321 N BALLARD RD
APPLETON WI 54913-9847

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Why should you consider paperless delivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
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- It's less expensive than mailing.
- It's good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That's as many as 26 acres of trees that could be saved by choosing paperless delivery.

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THRIVENT FINANCIAL®

4321 N. Ballard Road, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI, 54919-0001 or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans ("Thrivent Financial") and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

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Please note: Electronic delivery is currently not available for business accounts, trust accounts and minor accounts.

I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide, and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products that I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting paperless must complete.

Contract owner 1: ____________________ (Please print first and last name)

Contract owner 2: ____________________ (Please print first and last name)

Email: ____________________ Email: ____________________

Signature: ____________________ Signature: ____________________

Address (if different than above): ____________________

City: ____________________ State: ____________ ZIP: ____________

23572AR R2-15

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $524,100 for the year ended December 31, 2013 and $527,340 for the year ended December 31, 2014.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $15,968 for the fiscal year ended December 31, 2013 and $0 for the year ended December 31, 2014. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $175,974 for the year ended December 31, 2013 and $115,181 for the year ended December 31, 2014. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $6,450 for the year ended December 31, 2013 and $3,600 for the year ended December 31, 2014. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2014, were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2013 and December 31, 2014 were $6,450 and $3,600, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2015	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2015	By:	/s/ David S. Royal
David S. Royal
President

Date: February 26, 2015	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer